UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of Registrant as specified in charter)

c/o: State Street Bank and Trust Company

1 Iron Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

Item 1. Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are attached.

OCTOBER 31, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares 0-5 Year TIPS Bond ETF | STIP | NYSE Arca
➢	iShares TIPS Bond ETF | TIP | NYSE Arca
➢	iShares Global Inflation-Linked Bond ETF | GTIP | NYSE Arca
➢	iShares International Inflation-Linked Bond ETF | ITIP | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL BOND MARKET OVERVIEW

Global bonds generally produced negative returns in U.S. dollar terms for the 12-month period ended October 31, 2015 (the “reporting period”), after accounting for the effects of a stronger U.S. currency. Interest rates declined modestly in most markets amid uncertainty around global economic growth; however, for U.S. investors, a stronger U.S. dollar detracted from performance as overseas investments were worth less when translated back into U.S. dollars.

Global economic data were mixed. The U.S. and U.K. experienced comparatively healthy growth, with GDP expanding by 2.0% and 2.3%, respectively, through September 2015, while eurozone economic growth ran at a 1.5% annual rate through the third quarter. However, the Japanese economy contracted in two of the last four quarters, while China saw growth fall below the 7% threshold to its slowest pace since 2009.

In addition to disappointing growth, China witnessed a sharp stock market decline, currency devaluation, and a raft of monetary and policy changes meant to prop up markets. These challenges, coupled with worry about a possible Greek exit from the European common currency, led to a sell-off in risk assets and safe-haven demand for high-quality bonds.

Slower growth in China and other emerging markets also weighed on commodity markets, with prices for many key commodities falling during the fiscal year. This provided additional support for bonds in general because it meant downward pressure on inflation. In the European Union and U.K., consumer prices actually declined for the 12 months ended in September, while inflation in Japan and the U.S. was relatively flat year over year.

Despite these positives, bonds sold off and market volatility surged during the summer, when economic growth in Europe improved, corporations rushed to issue new debt, and investors began to price in the likelihood of an interest rate increase by the U.S Federal Reserve Bank (the “Fed”).

From a sector perspective, government agency mortgage-backed securities and government bonds performed best for the reporting period. Investor concern about risk assets and surging new bond issuance generally limited returns for corporate securities. And within the corporate market, high-quality bonds generally outperformed high-yield bonds. Sharply declining commodities prices dragged down high-yield bonds. Nevertheless, many sectors of the global corporate bond market produced positive results. For example, banks were among the best-performing industries as growth improved in the eurozone and U.S., and the Fed was expected to begin raising rates.

In terms of performance by country for the reporting period, Australian bonds performed well in local currency terms, but fared poorly after taking currency effects into account. It was a similar story for bonds from across Europe, where low inflation and strong demand meant falling interest rates and higher bond prices, only to see this performance be counteracted by weakness in the euro relative to the U.S. dollar. In Japan, too, aggressive monetary policy, disappointing growth, and the absence of inflation meant falling bond yields. But an attempt to stimulate the economy by cutting interest rates and weakening the yen had the effect of limiting Japanese bond returns for U.S. investors.

Specifically, the U.S. dollar appreciated by approximately 4% relative to the British pound, 16% and 23% against the commodity-driven Canadian and Australian dollars, respectively, 14% against the euro, and 8% against the Japanese yen. The U.S. dollar’s strength during the reporting period was driven by the divergence in economic growth and central bank policies between the U.S. and other regions.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® 0-5 YEAR TIPS BOND ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(1.22)%	(1.24)%	(1.13)%	(1.22)%	(1.24)%	(1.13)%
Since Inception	0.82%	0.83%	0.97%	4.09%	4.13%	4.87%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/1/10. The first day of secondary market trading was 12/3/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$992.60	$0.50	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® 0-5 YEAR TIPS BOND ETF

The iShares 0-5 Year TIPS Bond ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds with remaining maturities of less than five years, as represented by the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was -1.22%, net of fees, while the total return for the Index was -1.13%.

The Index posted a negative return for the reporting period. Several factors contributed to the Index’s performance, including the declining rate of inflation, slightly higher short-term interest rates, and relatively unchanged short-term expectations for inflation.

U.S. inflation, as measured by the consumer price index (“CPI”), increased only 0.2% for the reporting period, compared to 1.7% for the year ended October 2014. Slow global growth and sharply declining commodities prices weighed on the overall inflation rate during the reporting period. The variable portion of Treasury Inflation Protected Securities’ (“TIPS”) yield is determined by CPI, which meant the Index’s income from inflation adjustments also declined.

Short-term interest rates also rose somewhat during the reporting period, driving down short-term bond prices, including the prices of short-term TIPS. TIPS in the one- to three-year maturity range, which represented approximately 39% of the Index on average, detracted the most from performance during the reporting period. The Index’s performance was also hindered by its longer-term securities (TIPS maturing in three- to five-years).

Another factor that typically influences the performance of the Index is the bond market’s short-term inflation expectations. Rising inflation expectations tend to increase the value of TIPS, while falling inflation expectations tend to decrease their value. Short-term inflation expectations, as measured by the 5-year breakeven rate relative to nominal Treasuries, fell slightly, finishing the reporting period at approximately 1.2%.

ALLOCATION BY MATURITY

As of 10/31/15

Maturity	Percentage of Total Investments*

0-1 Year	20.60%
1-2 Years	17.00
2-3 Years	17.93
3-4 Years	22.50
4-5 Years	21.97

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 10/31/15

Security	Percentage of Total Investments*

U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/19	16.33%
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/18	16.12
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/16	11.09
U.S. Treasury Inflation-Indexed Bonds, 1.38%, 01/15/20	10.28
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/17	9.76

TOTAL	63.58%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® TIPS BOND ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(1.58)%	(1.50)%	(1.42)%	(1.58)%	(1.50)%	(1.42)%
5 Years	1.93%	1.94%	2.06%	10.05%	10.09%	10.76%
10 Years	4.03%	4.02%	4.17%	48.46%	48.38%	50.44%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$972.80	$0.99	$1,000.00	$1,024.20	$1.02	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® TIPS BOND ETF

The iShares TIPS Bond ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-protected U.S. Treasury bonds, as represented by the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was -1.58%, net of fees, while the total return for the Index was -1.42%.

The Index posted a negative return for the reporting period. Several factors contributed to the Index’s performance, including the declining rate of inflation, slightly higher short-term interest rates, and relatively unchanged expectations for inflation.

U.S. inflation, as measured by the consumer price index (“CPI”), increased only 0.2% for the reporting period, compared to 1.7% for the year ended October 2014. Slow global growth and sharply declining commodities prices weighed on the overall inflation rate during the reporting period. The variable portion of Treasury Inflation Protected Securities’ (“TIPS’”) yield is determined by CPI, which meant the Index’s income from inflation adjustments also declined.

Across the entire maturity spectrum, TIPS yields rose slightly during the reporting period. Rising interest rates drive down bond prices, including the prices of TIPS. Long-term TIPS with maturities ranging from nine to 30 years detracted the most from performance. The Index’s performance was also hindered by its short- and intermediate-term securities (TIPS maturing in three to five years).

Another factor that typically influences the performance of the Index is the bond market’s expectations for inflation in the next 30 years. Rising inflation expectations tend to increase the value of TIPS, while falling inflation expectations tend to decrease their value. Inflation expectations, as measured by the 10-year breakeven rate relative to nominal Treasuries, declined to approximately 1.5% during the reporting period.

ALLOCATION BY MATURITY

As of 10/31/15

Maturity	Percentage of Total Investments*

0-1 Year	3.18%
1-5 Years	31.44
5-10 Years	43.90
10-15 Years	10.68
15-20 Years	0.60
More than 20 Years	10.20

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 10/31/15

Security	Percentage of Total Investments*

U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/18	11.04%
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 07/15/24	9.34
U.S. Treasury Inflation-Indexed Bonds, 0.63%, 01/15/24	8.40
U.S. Treasury Inflation-Indexed Bonds, 0.13%, 04/15/19	5.60
U.S. Treasury Inflation-Indexed Bonds, 0.38%, 07/15/23	5.50

TOTAL	39.88%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® GLOBAL INFLATION-LINKED BOND ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(6.42)%	(6.41)%	(5.86)%	(6.42)%	(6.41)%	(5.86)%
Since Inception	0.35%	0.33%	0.83%	1.56%	1.50%	3.76%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/18/11. The first day of secondary market trading was 5/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$952.50	$1.97	$1,000.00	$1,023.20	$2.04	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® GLOBAL INFLATION-LINKED BOND ETF

The iShares Global Inflation-Linked Bond ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-linked sovereign debt, as represented by the BofA Merrill Lynch Global Diversified Inflation-Linked IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was -6.42%, net of fees, while the total return for the Index was -5.86%.

The Index posted a negative return for the reporting period, as declining global inflation, lower commodity prices, and the appreciating U.S. dollar worked against the Index’s performance.

The Index’s Latin America allocation, which represented approximately 12% of the Index on average, hindered performance during the reporting period, as falling commodity prices weighed heavily on the region. In particular, Brazil detracted most from the Index’s return. During the reporting period, Brazil’s economy was in recession, inflation rose to nearly 10%, and the Brazilian real declined sharply relative to the U.S. dollar. For the Index’s Brazilian bonds, the negative impact of the Brazilian real’s sharp depreciation canceled out the positive effect of higher inflation-linked income during the reporting period.

The eurozone began the reporting period with falling prices and a negative inflation rate, which had important implications for securities that made up 43% of the Index on average. By the end of the reporting period, the annual inflation rate in the eurozone was unchanged. In that environment, the Index’s eurozone allocation declined in U.S. dollar terms, detracting from the Index’s return for the reporting period.

Declining inflation hindered the performance of the Index’s U.S. allocation to inflation-linked bonds, which was about 38% of the Index on average during the reporting period. U.S. inflation, as measured by the consumer price index (“CPI”), increased only 0.2% for the reporting period, compared to 1.7% for the year ended October 2014. Across the entire maturity spectrum, the yields on U.S. inflation-linked securities rose slightly.

The United Kingdom (“U.K.”) was the only country in the Index that delivered positive returns. Government bond yields and inflation declined sharply in the U.K. during the reporting period. Ultimately, declining bond yields in the U.K. helped the Index’s performance, offsetting lower inflation-linked income during the reporting period.

ALLOCATION BY CREDIT QUALITY As of 10/31/15

Moody’s Credit Rating [1]	Percentage of Total Investments [2]

Aaa	47.00%
Aa	32.11
A	4.85
Baa	15.43
Not Rated	0.61

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 10/31/15

Country	Percentage of Total Investments [2]

United States	39.68%
United Kingdom	22.90
France	8.72
Brazil	6.06
Italy	5.88
Germany	3.18
Mexico	2.10
Canada	1.74
Israel	1.65
Turkey	1.26

TOTAL	93.17%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® INTERNATIONAL INFLATION-LINKED BOND ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(12.22)%	(12.63)%	(11.90)%	(12.22)%	(12.63)%	(11.90)%
Since Inception	(2.42)%	(2.49)%	(2.00)%	(10.34)%	(10.62)%	(8.59)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/18/11. The first day of secondary market trading was 5/20/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$927.10	$1.94	$1,000.00	$1,023.20	$2.04	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTERNATIONAL INFLATION-LINKED BOND ETF

The iShares International Inflation-Linked Bond ETF (the “Fund”) seeks to track the investment results of an index composed of inflation-linked non-U.S. sovereign debt, as represented by the BofA Merrill Lynch Global ex-US Diversified Inflation-Linked IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was -12.22%, net of fees, while the total return for the Index was -11.90%.

The Index declined sharply for the reporting period, as declining global inflation, lower commodity prices, and the appreciating U.S. dollar worked against the Index’s performance.

The Index’s Latin America allocation, which represented approximately 24% of the Index on average, hindered performance during the reporting period, as falling commodity prices weighed heavily on the region. In particular, Brazil delivered the largest negative impact on the Index’s return. During the reporting period, Brazil’s economy was in recession, inflation rose to nearly 10%, and the Brazilian real declined sharply relative to the U.S. dollar. For the Index’s Brazilian bonds, the negative impact of the Brazilian real’s depreciation canceled out the positive effect of higher inflation-linked income during the reporting period.

The eurozone began the reporting period with falling prices and a negative inflation rate, which had important implications for securities that made up 52% of the Index on average. Economic growth and inflation began to increase slightly during the summer of 2015. The annual inflation rate in the eurozone was unchanged at the end of the reporting period. In that environment, the Index’s eurozone allocation declined in U.S. dollar terms, detracting from the Index’s return.

The United Kingdom (“U.K.”) was the only country in the Index that delivered positive returns for the reporting period. Government bond yields and inflation declined sharply in the U.K. during the reporting period. Ultimately, declining bond yields in the U.K. helped the Index’s performance, offsetting lower inflation-linked income.

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating [1]	Percentage of Total Investments [2]

Aaa	19.05%
Aa	28.11
A	12.91
Baa	33.30
Not Rated	6.63

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 10/31/15

Country	Percentage of Total Investments [2]

France	14.11%
United Kingdom	11.89
Italy	9.91
Brazil	9.47
Turkey	4.91
Mexico	4.76
Canada	4.73
Chile	4.63
Germany	4.55
Israel	4.50

TOTAL	73.46%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2015 and held through October 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® 0-5 YEAR TIPS BOND ETF

October 31, 2015

Security	Principal or Shares (000s)	Value
U.S. GOVERNMENT OBLIGATIONS — 99.62%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 04/15/16	$64,533	$64,119,579
0.13%, 04/15/17	56,526	56,463,885
0.13%, 04/15/18	93,168	93,240,527
0.13%, 04/15/19	94,615	94,423,106
0.13%, 04/15/20	32,538	32,304,615
1.25%, 07/15/20	33,648	35,277,895
1.38%, 07/15/18	4,537	4,720,703
1.38%, 01/15/20	56,755	59,450,472
1.63%, 01/15/18	5,530	5,728,249
1.88%, 07/15/19	13,819	14,756,155
2.00%, 01/15/16	26,492	26,463,015
2.13%, 01/15/19	19,657	20,934,216
2.38%, 01/15/17	36,782	37,810,877
2.50%, 07/15/16	28,033	28,558,790
2.63%, 07/15/17	3,841	4,026,105

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $586,361,792)		578,278,189

SHORT-TERM INVESTMENTS — 0.17%

MONEY MARKET FUNDS — 0.17%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[a,b]	1,004	1,003,544

		1,003,544

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,003,544)		1,003,544

TOTAL INVESTMENTS IN SECURITIES — 99.79%
(Cost: $587,365,336)		579,281,733
Other Assets, Less Liabilities — 0.21%		1,224,119

NET ASSETS — 100.00%		$580,505,852

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	15

Schedule of Investments

iSHARES® TIPS BOND ETF

October 31, 2015

Security	Principal (000s)	Value
U.S. GOVERNMENT OBLIGATIONS — 99.73%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 04/15/16[a]	$437,866	$435,060,853
0.13%, 04/15/17[a]	334,955	334,588,428
0.13%, 04/15/18	1,511,943	1,513,124,267
0.13%, 04/15/19[a]	769,129	767,567,071
0.13%, 04/15/20[a]	363,933	361,317,382
0.13%, 01/15/22[a]	219,520	214,477,801
0.13%, 07/15/22	430,840	421,146,000
0.13%, 01/15/23[a]	602,175	582,228,303
0.13%, 07/15/24[a]	1,335,953	1,280,218,390
0.25%, 01/15/25[a]	399,520	384,225,813
0.38%, 07/15/23	764,247	753,260,898
0.38%, 07/15/25[a]	81,855	79,847,465
0.63%, 07/15/21[a]	510,201	518,252,825
0.63%, 01/15/24[a]	1,151,977	1,150,357,186
0.63%, 02/15/43[a]	5,842	5,042,591
0.75%, 02/15/42[a]	356,149	318,976,195
0.75%, 02/15/45[a]	229,467	203,759,594
1.13%, 01/15/21[a]	482,476	501,774,726
1.25%, 07/15/20	307,736	322,642,237
1.38%, 07/15/18[a]	7,413	7,713,088
1.38%, 01/15/20[a]	299,364	313,584,094
1.38%, 02/15/44[a]	417,987	433,726,524
1.63%, 01/15/18	28,946	29,985,975
1.75%, 01/15/28	228,167	253,586,356
1.88%, 07/15/19[a]	531,058	567,070,240
2.00%, 01/15/16	506	505,836
2.00%, 01/15/26[a]	137,269	154,212,916
2.13%, 01/15/19[a]	7,071	7,530,974
2.13%, 02/15/40	168,933	202,746,367
2.13%, 02/15/41	193,669	233,795,209
2.38%, 01/15/17[a]	454	466,523
2.38%, 01/15/25	112,007	128,982,917
2.38%, 01/15/27	190,564	223,525,450
2.50%, 07/15/16[a]	296	301,777
2.50%, 01/15/29[a]	289,325	349,088,597
2.63%, 07/15/17[a]	78,075	81,832,027
3.38%, 04/15/32[a]	59,944	82,807,553
3.63%, 04/15/28[a]	111,323	148,164,080
3.88%, 04/15/29[a]	241,697	334,863,679

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $13,916,864,831)		13,702,358,207

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 11.05%

MONEY MARKET FUNDS — 11.05%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[b,c,d]	1,356,002	$1,356,001,802
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[b,c,d]	118,790	118,790,159
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[b,c]	43,304	43,304,418

		1,518,096,379

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,518,096,379)		1,518,096,379

TOTAL INVESTMENTS IN SECURITIES — 110.78%
(Cost: $15,434,961,210)		15,220,454,586
Other Assets, Less Liabilities — (10.78)%		(1,481,329,481)

NET ASSETS — 100.00%		$13,739,125,105

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® GLOBAL INFLATION-LINKED BOND ETF

October 31, 2015

Security	Principal (000s)		Value
FOREIGN GOVERNMENT INFLATION-INDEXED BONDS & NOTES — 58.92%

AUSTRALIA — 0.88%
Australia Government Bond
2.00%, 08/21/35[a]	AUD	13	$11,480
2.50%, 09/20/30[a]	AUD	27	26,888
3.00%, 09/20/25[a]	AUD	56	57,303
4.00%, 08/20/20[a]	AUD	52	71,306

			166,977
BRAZIL — 5.92%
Brazil Notas do Tesouro Nacional Series B
5.93%, 05/15/35	BRL	254	157,981
5.93%, 05/15/45	BRL	125	76,034
5.93%, 05/15/55	BRL	20	12,202
6.20%, 08/15/16	BRL	77	54,613
6.20%, 08/15/18	BRL	270	187,862
6.20%, 08/15/20	BRL	306	206,115
6.20%, 08/15/22	BRL	106	69,604
6.20%, 08/15/24	BRL	150	96,953
6.20%, 08/15/40	BRL	251	154,108
6.20%, 08/15/50	BRL	170	103,336

			1,118,808
CANADA — 1.70%
Canadian Government Bond
1.25%, 12/01/47	CAD	3	2,635
1.50%, 12/01/44	CAD	22	19,661
2.00%, 12/01/41	CAD	129	126,271
4.00%, 12/01/31	CAD	28	32,358
4.25%, 12/01/26	CAD	128	139,991

			320,916
CHILE — 0.83%
Bonos de la Tesoreria de la Republica
4.45%, 10/15/23	CLP	63,715	113,789
Bonos del Banco Central de Chile en UF
3.00%, 05/01/28	CLP	25,486	42,695

			156,484
COLOMBIA — 0.46%
Colombian TES
3.50%, 03/10/21	COP	245,009	87,043

			87,043

Security	Principal (000s)		Value
DENMARK — 0.15%
Denmark I/L Government Bond
0.10%, 11/15/23	DKK	187	$29,015

			29,015
FRANCE — 8.52%
France Government Bond OAT
0.10%, 07/25/21[a]	EUR	52	59,815
0.25%, 07/25/18[a]	EUR	1	1,188
0.25%, 07/25/24[a]	EUR	20	24,135
1.00%, 07/25/17[a]	EUR	1	1,296
1.10%, 07/25/22[a]	EUR	229	286,631
1.30%, 07/25/19[a]	EUR	11	12,793
1.80%, 07/25/40[a]	EUR	23	36,588
1.85%, 07/25/27[a]	EUR	1	1,485
2.10%, 07/25/23[a]	EUR	108	145,644
2.25%, 07/25/20[a]	EUR	61	77,667
3.15%, 07/25/32[a]	EUR	233	400,029
3.40%, 07/25/29	EUR	87	145,123
French Treasury Note BTAN
0.45%, 07/25/16[a]	EUR	375	417,417

			1,609,811

GERMANY — 3.10%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond
0.75%, 04/15/18[a]	EUR	133	151,343
Deutsche Bundesrepublik Inflation Linked Bond
0.10%, 04/15/23[a]	EUR	100	118,347
0.10%, 04/15/46[a]	EUR	19	23,770
0.50%, 04/15/30[a]	EUR	24	30,266
1.75%, 04/15/20[a]	EUR	213	262,818

			586,544
ISRAEL — 1.61%
Israel Government Bond – CPI Linked
1.00%, 05/31/45	ILS	50	11,559
2.75%, 09/30/22	ILS	200	63,003
2.75%, 08/30/41	ILS	50	17,931
3.50%, 04/30/18	ILS	384	126,333
4.00%, 05/30/36	ILS	185	86,033

			304,859

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® GLOBAL INFLATION-LINKED BOND ETF

October 31, 2015

Security	Principal (000s)		Value
ITALY — 5.75%
Italy Buoni Poliennali Del Tesoro
2.10%, 09/15/17[a]	EUR	184	$213,487
2.10%, 09/15/21[a]	EUR	76	93,784
2.35%, 09/15/19[a]	EUR	231	280,893
2.35%, 09/15/24[b]	EUR	50	64,419
2.35%, 09/15/35[a]	EUR	98	133,238
2.55%, 09/15/41[a]	EUR	50	69,839
2.60%, 09/15/23[a]	EUR	85	111,422
3.10%, 09/15/26[a]	EUR	86	118,967

			1,086,049
JAPAN — 1.07%
Japanese Government CPI Linked Bond
0.10%, 09/10/23	JPY	5,067	44,358
0.10%, 03/10/24	JPY	4,934	43,241
0.10%, 09/10/24	JPY	6,500	57,257
0.10%, 03/10/25	JPY	3,607	31,790
1.20%, 12/10/17	JPY	2,781	25,200

			201,846
MEXICO — 2.05%
Mexican Udibonos
2.50%, 12/10/20	MXN	1,774	109,990
3.50%, 12/14/17	MXN	799	51,325
4.00%, 11/15/40	MXN	1,959	126,078
4.00%, 11/08/46	MXN	306	19,843
4.50%, 12/04/25	MXN	480	32,963
4.50%, 11/22/35	MXN	693	48,106

			388,305
NEW ZEALAND — 0.32%
New Zealand Government Bond
2.00%, 09/20/25[a]	NZD	45	31,406
2.50%, 09/20/35[a]	NZD	13	9,118
3.00%, 09/20/30[a]	NZD	25	19,073

			59,597
SOUTH AFRICA — 0.92%
South Africa Government Bond – CPI Linked
2.50%, 01/31/17	ZAR	29	2,155
2.50%, 03/31/46	ZAR	11	910
2.50%, 12/31/50	ZAR	192	15,435
2.60%, 03/31/28	ZAR	123	9,727

Security	Principal (000s)		Value
3.45%, 12/07/33	ZAR	785	$70,154
5.50%, 12/07/23	ZAR	816	75,631

			174,012
SOUTH KOREA — 0.25%
Inflation Linked Korea Treasury Bond
2.75%, 06/10/20	KRW	51,741	48,041

			48,041
SPAIN — 0.65%
Spain Government Inflation Linked Bond
1.00%, 11/30/30[b]	EUR	17	18,547
1.80%, 11/30/24[b]	EUR	85	103,555

			122,102
SWEDEN — 0.99%
Sweden Inflation Linked Bond
0.25%, 06/01/22	SEK	120	15,463
1.00%, 06/01/25	SEK	25	3,476
3.50%, 12/01/15	SEK	395	56,948
3.50%, 12/01/28	SEK	450	99,249
4.00%, 12/01/20	SEK	65	12,434

			187,570
THAILAND — 0.15%
Thailand Government Bond
1.20%, 07/14/21[a]	THB	1,062	28,187

			28,187
TURKEY — 1.23%
Turkey Government Bond
1.00%, 05/03/23	TRY	60	18,059
2.00%, 10/26/22	TRY	186	60,841
2.00%, 09/18/24	TRY	21	6,897
2.40%, 05/08/24	TRY	39	12,835
2.50%, 05/04/16	TRY	31	10,707
2.80%, 11/08/23	TRY	23	8,016
3.00%, 07/21/21	TRY	68	23,814
3.00%, 02/23/22	TRY	71	24,849
3.00%, 08/02/23	TRY	59	20,563
4.00%, 04/01/20	TRY	129	46,508

			233,089
UNITED KINGDOM — 22.37%
United Kingdom Gilt Inflation Linked
0.13%, 11/22/19[a]	GBP	229	372,438

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® GLOBAL INFLATION-LINKED BOND ETF

October 31, 2015

Security	Principal (000s)		Value
0.13%, 03/22/24[a]	GBP	213	$353,685
0.13%, 03/22/29[a]	GBP	117	201,021
0.13%, 03/22/44[a]	GBP	125	244,892
0.13%, 03/22/58[a]	GBP	41	91,959
0.13%, 03/22/68[a]	GBP	68	172,536
0.25%, 03/22/52[a]	GBP	72	158,198
0.38%, 03/22/62[a]	GBP	88	230,381
0.50%, 03/22/50[a]	GBP	87	200,816
0.63%, 03/22/40[a]	GBP	183	383,735
0.63%, 11/22/42[a]	GBP	10	21,312
0.75%, 03/22/34[a]	GBP	11	21,897
0.75%, 11/22/47[a]	GBP	72	171,522
1.25%, 11/22/17[a]	GBP	121	195,462
1.25%, 11/22/32[a]	GBP	160	337,472
1.25%, 11/22/55[a]	GBP	82	248,011
1.88%, 11/22/22[a]	GBP	124	228,450
2.00%, 01/26/35[a]	GBP	90	318,292
2.50%, 07/26/16[a]	GBP	16	79,160
4.13%, 07/22/30[a]	GBP	39	196,689

			4,227,928

TOTAL FOREIGN GOVERNMENT INFLATION-INDEXED BONDS & NOTES
(Cost: $12,675,688)			11,137,183

U.S. GOVERNMENT OBLIGATIONS — 38.76%
U.S. Treasury Inflation-Indexed Bonds
0.13%, 04/15/18	USD	457	457,112
0.13%, 01/15/23	USD	572	553,089
0.13%, 07/15/22	USD	257	251,654
0.13%, 04/15/16	USD	124	123,378
0.13%, 04/15/19	USD	297	296,506
0.13%, 07/15/24	USD	81	77,913
0.25%, 01/15/25[c]	USD	50	48,387
0.38%, 07/15/23	USD	740	729,614
0.38%, 07/15/25[c]	USD	96	94,117
0.63%, 02/15/43[c]	USD	190	164,099
0.63%, 01/15/24	USD	263	262,146
0.75%, 02/15/42	USD	211	188,843
0.75%, 02/15/45	USD	104	92,121
1.13%, 01/15/21[c]	USD	519	539,248
1.38%, 07/15/18	USD	295	307,047
1.38%, 01/15/20	USD	278	291,053
1.38%, 02/15/44	USD	162	167,663
1.63%, 01/15/18	USD	783	811,199

Security	Principal or Shares (000s)		Value
2.00%, 01/15/26[c]	USD	211	$237,569
2.00%, 01/15/16	USD	425	424,629
2.13%, 02/15/40	USD	55	66,170
2.13%, 02/15/41	USD	216	260,535
2.38%, 01/15/27	USD	59	69,314
2.38%, 01/15/25	USD	32	36,401
3.88%, 04/15/29	USD	560	776,545

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $7,429,898)			7,326,352

SHORT-TERM INVESTMENTS — 6.21%

MONEY MARKET FUNDS — 6.21%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[d,e,f]		1,017	1,017,404
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[d,e,f]		89	89,128
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[d,e]		67	67,192

			1,173,724

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,173,724)			1,173,724

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® GLOBAL INFLATION-LINKED BOND ETF

October 31, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 103.89%
(Cost: $21,279,310)	$19,637,259
Other Assets, Less Liabilities — (3.89)%	(734,311)

NET ASSETS — 100.00%	$18,902,948

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLP	— Chilean Peso
COP	— Colombian Peso
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
ILS	— Israeli Shekel
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
NZD	— New Zealand Dollar
SEK	— Swedish Krona
THB	— Thai Baht
TRY	— Turkish Lira
USD	— United States Dollar
ZAR	— South African Rand

[a]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® INTERNATIONAL INFLATION-LINKED BOND ETF

October 31, 2015

Security	Principal (000s)		Value
FOREIGN GOVERNMENT INFLATION-INDEXED BONDS & NOTES — 94.02%

AUSTRALIA — 2.67%
Australia Government Bond
1.25%, 02/21/22[a]	AUD	179	$145,585
1.25%, 08/21/40[a]	AUD	46	34,257
2.00%, 08/21/35[a]	AUD	110	97,137
2.50%, 09/20/30[a]	AUD	137	136,427
3.00%, 09/20/25[a]	AUD	226	231,258

			644,664
BRAZIL — 8.90%
Brazil Notas do Tesouro Nacional
Series B
5.93%, 05/15/17	BRL	129	91,543
5.93%, 05/15/19	BRL	276	189,390
5.93%, 05/15/23	BRL	189	123,351
5.93%, 05/15/35	BRL	211	131,224
5.93%, 05/15/45	BRL	373	226,792
5.93%, 05/15/55	BRL	50	30,488
6.20%, 08/15/16	BRL	122	86,522
6.20%, 08/15/18	BRL	250	173,930
6.20%, 08/15/20	BRL	245	165,011
6.20%, 08/15/22	BRL	375	246,214
6.20%, 08/15/24	BRL	231	149,292
6.20%, 08/15/30	BRL	134	84,785
6.20%, 08/15/40	BRL	173	106,206
6.20%, 08/15/50	BRL	571	347,045

			2,151,793
CANADA — 4.45%
Canadian Government Bond
1.25%, 12/01/47	CAD	94	79,929
1.50%, 12/01/44	CAD	173	154,341
2.00%, 12/01/41	CAD	153	149,737
3.00%, 12/01/36	CAD	121	133,403
4.00%, 12/01/31	CAD	216	250,770
4.25%, 12/01/21	CAD	159	155,407
4.25%, 12/01/26	CAD	138	151,127

			1,074,714
CHILE — 4.36%
Bonos de la Tesoreria de la Republica
2.98%, 03/01/27	CLP	50,972	84,729
2.99%, 01/01/24	CLP	38,229	61,797

Security	Principal (000s)		Value
2.99%, 01/01/30	CLP	38,229	$64,466
2.99%, 01/01/40	CLP	101,944	179,419
3.03%, 03/01/38	CLP	12,743	22,223
4.45%, 10/15/23	CLP	25,486	45,511
Bonos del Banco Central de Chile en UF
2.98%, 03/01/18	CLP	127,430	192,231
2.99%, 02/01/16	CLP	63,715	92,540
2.99%, 02/01/21	CLP	101,944	160,406
2.99%, 02/01/31	CLP	25,486	43,280
3.58%, 05/01/28	CLP	63,715	106,473

			1,053,075
COLOMBIA — 2.37%
Bonos de la Tesoreria de la Republica
3.50%, 05/07/25	COP	81,520	27,523
Colombian TES
3.00%, 03/25/33	COP	241,857	72,348
3.50%, 03/10/21	COP	765,247	271,864
4.75%, 02/23/23	COP	523,572	199,700

			571,435
DENMARK — 0.82%
Denmark I/L Government Bond
0.10%, 11/15/23	DKK	1,274	197,461

			197,461
FRANCE — 13.26%
France Government Bond OAT
0.10%, 07/25/21[a]	EUR	1	1,173
0.10%, 03/01/25[a]	EUR	55	64,094
0.25%, 07/25/18[a]	EUR	13	15,438
0.25%, 07/25/24[a]	EUR	91	108,425
0.70%, 07/25/30[b]	EUR	74	92,819
1.00%, 07/25/17[a]	EUR	424	483,282
1.10%, 07/25/22[a]	EUR	157	196,732
1.30%, 07/25/19[a]	EUR	330	394,068
1.80%, 07/25/40[a]	EUR	156	248,368
1.85%, 07/25/27[a]	EUR	162	225,664
2.10%, 07/25/23[a]	EUR	347	466,549
2.25%, 07/25/20[a]	EUR	272	347,302
3.15%, 07/25/32[a]	EUR	162	277,347
3.40%, 07/25/29	EUR	145	240,358
French Treasury Note BTAN
0.45%, 07/25/16[a]	EUR	39	43,395

			3,205,014

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL INFLATION-LINKED BOND ETF

October 31, 2015

Security	Principal (000s)		Value
GERMANY — 4.28%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond
0.75%, 04/15/18[a]	EUR	201	$230,041
Deutsche Bundesrepublik Inflation Linked Bond
0.10%, 04/15/23[a]	EUR	341	402,549
0.10%, 04/15/46[a]	EUR	34	41,759
0.50%, 04/15/30[a]	EUR	65	82,124
1.50%, 04/15/16[a]	EUR	4	3,901
1.75%, 04/15/20[a]	EUR	222	273,766

			1,034,140
ISRAEL — 4.23%
Israel Government Bond – CPI Linked
1.00%, 05/30/17	ILS	89	24,001
1.00%, 05/31/45	ILS	46	10,634
1.75%, 09/29/23	ILS	290	84,721
2.75%, 09/30/22	ILS	344	108,358
2.75%, 08/30/41	ILS	357	128,019
3.00%, 10/31/19	ILS	323	103,306
3.50%, 04/30/18	ILS	544	178,956
4.00%, 05/30/36	ILS	341	158,569
Israel Government Bond – Galil
4.00%, 07/30/21	ILS	325	134,193
4.00%, 07/31/24	ILS	221	92,493

			1,023,250
ITALY — 9.32%
Italy Buoni Poliennali Del Tesoro
1.70%, 09/15/18	EUR	278	325,861
2.10%, 09/15/16	EUR	122	137,626
2.10%, 09/15/17[a]	EUR	67	77,876
2.10%, 09/15/21[a]	EUR	238	294,749
2.35%, 09/15/19[a]	EUR	243	295,677
2.35%, 09/15/24[b]	EUR	140	180,374
2.35%, 09/15/35[a]	EUR	211	287,605
2.55%, 09/15/41[a]	EUR	111	154,862
2.60%, 09/15/23[a]	EUR	245	319,413
3.10%, 09/15/26[a]	EUR	128	177,718

			2,251,761

Security	Principal (000s)		Value
JAPAN — 3.97%
Japanese Government CPI Linked Bond
0.10%, 09/10/23	JPY	39,602	$346,714
0.10%, 03/10/24	JPY	44,821	392,774
0.10%, 09/10/24	JPY	9,500	83,683
0.10%, 03/10/25	JPY	5,010	44,153
1.20%, 12/10/17	JPY	3,811	34,534
1.40%, 06/10/18	JPY	6,355	58,402

			960,260
MEXICO — 4.48%
Mexican Udibonos
2.00%, 06/09/22	MXN	1,012	59,329
2.50%, 12/10/20	MXN	2,174	134,763
3.50%, 12/14/17	MXN	297	19,093
4.00%, 06/13/19	MXN	1,539	100,923
4.00%, 11/15/40	MXN	3,585	230,755
4.00%, 11/08/46	MXN	978	63,324
4.50%, 12/04/25	MXN	1,884	129,507
4.50%, 11/22/35	MXN	1,769	122,854
5.00%, 06/16/16	MXN	3,553	221,502

			1,082,050
NEW ZEALAND — 1.56%
New Zealand Government Bond
2.00%, 09/20/25[a]	NZD	244	170,289
2.50%, 09/20/35[a]	NZD	96	67,336
3.00%, 09/20/30[a]	NZD	182	138,853

			376,478
SOUTH AFRICA — 4.23%
South Africa Government Bond – CPI Linked
2.00%, 01/31/25	ZAR	1,202	88,542
2.25%, 01/31/38	ZAR	1,012	76,404
2.50%, 01/31/17	ZAR	833	61,319
2.50%, 03/31/46	ZAR	604	48,697
2.50%, 12/31/50	ZAR	1,344	108,236
2.60%, 03/31/28	ZAR	1,452	114,385
2.75%, 01/31/22	ZAR	1,085	83,263
3.45%, 12/07/33	ZAR	2,143	191,600
5.50%, 12/07/23	ZAR	2,687	249,101

			1,021,547

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL INFLATION-LINKED BOND ETF

October 31, 2015

Security	Principal (000s)		Value
SOUTH KOREA — 1.20%
Inflation Linked Korea Treasury Bond
1.13%, 06/10/23	KRW	46,065	$39,108
1.50%, 06/10/21	KRW	168,493	147,949
2.75%, 03/10/17	KRW	30,253	27,103
2.75%, 06/10/20	KRW	81,616	75,781

			289,941
SPAIN — 3.08%
Spain Government Inflation Linked Bond
0.55%, 11/30/19[b]	EUR	131	148,794
1.00%, 11/30/30[b]	EUR	160	175,617
1.80%, 11/30/24[b]	EUR	345	420,303

			744,714
SWEDEN — 4.14%
Sweden Inflation Linked Bond
0.13%, 06/01/19	SEK	250	31,125
0.13%, 06/01/32	SEK	190	23,690
0.25%, 06/01/22	SEK	1,140	146,900
0.50%, 06/01/17	SEK	940	117,834
1.00%, 06/01/25	SEK	750	104,271
3.50%, 12/01/15	SEK	760	109,570
3.50%, 12/01/28	SEK	1,225	270,177
4.00%, 12/01/20	SEK	1,035	197,996

			1,001,563
THAILAND — 0.91%
Thailand Government Bond
1.20%, 07/14/21[a]	THB	6,481	171,943
1.25%, 03/12/28[a]	THB	2,039	48,980

			220,923
TURKEY — 4.61%
Turkey Government Bond
1.00%, 05/03/23	TRY	440	132,916
2.00%, 10/26/22	TRY	372	121,682
2.00%, 09/18/24	TRY	248	79,660
2.00%, 04/16/25	TRY	128	40,843
2.40%, 05/08/24	TRY	183	60,874
2.50%, 05/04/16	TRY	14	4,867
2.80%, 11/08/23	TRY	184	63,330
3.00%, 01/06/21	TRY	476	165,700
3.00%, 07/21/21	TRY	281	97,925

Security	Principal (000s)		Value
3.00%, 02/23/22	TRY	78	$27,107
3.00%, 08/02/23	TRY	413	143,942
3.50%, 02/20/19	TRY	251	88,386
4.00%, 04/01/20	TRY	243	87,784

			1,115,016
UNITED KINGDOM — 11.18%
United Kingdom Gilt Inflation Linked
0.13%, 11/22/19[a]	GBP	28	45,715
0.13%, 03/22/24[a]	GBP	40	65,770
0.13%, 03/22/29[a]	GBP	50	86,433
0.13%, 03/22/44[a]	GBP	71	138,470
0.13%, 03/22/58[a]	GBP	41	91,975
0.13%, 03/22/68[a]	GBP	53	135,396
0.25%, 03/22/52[a]	GBP	55	120,437
0.38%, 03/22/62[a]	GBP	57	149,771
0.50%, 03/22/50[a]	GBP	73	168,431
0.63%, 03/22/40[a]	GBP	55	114,509
0.63%, 11/22/42[a]	GBP	52	114,304
0.75%, 11/22/47[a]	GBP	64	152,970
1.13%, 11/22/37[a]	GBP	97	216,007
1.25%, 11/22/17[a]	GBP	10	16,508
1.25%, 11/22/27[a]	GBP	107	205,858
1.25%, 11/22/32[a]	GBP	60	126,088
1.25%, 11/22/55[a]	GBP	57	174,347
1.88%, 11/22/22[a]	GBP	94	172,779
2.00%, 01/26/35[a]	GBP	33	116,952
2.50%, 07/26/16[a]	GBP	8	39,331
2.50%, 04/16/20[a]	GBP	24	133,445
2.50%, 07/17/24[a]	GBP	7	35,380
4.13%, 07/22/30[a]	GBP	16	79,761

			2,700,637

TOTAL FOREIGN GOVERNMENT INFLATION-INDEXED BONDS & NOTES
(Cost: $26,924,174)			22,720,436

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL INFLATION-LINKED BOND ETF

October 31, 2015

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d]	12	$11,980

		11,980

TOTAL SHORT-TERM INVESTMENTS
(Cost: $11,980)		11,980

TOTAL INVESTMENTS IN SECURITIES — 94.07%
(Cost: $26,936,154)		22,732,416
Other Assets, Less Liabilities — 5.93%		1,433,432

NET ASSETS — 100.00%		$24,165,848

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLP	— Chilean Peso
COP	— Colombian Peso
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
ILS	— Israeli Shekel
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
NZD	— New Zealand Dollar
SEK	— Swedish Krona
THB	— Thai Baht
TRY	— Turkish Lira
ZAR	— South African Rand

[a]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2015

	iShares 0-5 Year TIPS Bond ETF	iShares TIPS Bond ETF	iShares Global Inflation-Linked Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$586,361,792	$13,916,864,831	$20,105,586
Affiliated (Note 2)	1,003,544	1,518,096,379	1,173,724

Total cost of investments	$587,365,336	$15,434,961,210	$21,279,310

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$578,278,189	$13,702,358,207	$18,463,535
Affiliated (Note 2)	1,003,544	1,518,096,379	1,173,724

Total fair value of investments	579,281,733	15,220,454,586	19,637,259
Foreign currency, at value[b]	—	—	348,438
Receivables:
Investment securities sold	—	21,462,115	—
Interest	1,274,257	24,095,722	83,356

Total Assets	580,555,990	15,266,012,423	20,069,053

LIABILITIES
Payables:
Investment securities purchased	—	49,797,446	53,142
Collateral for securities on loan (Note 1)	—	1,474,791,961	1,106,532
Investment advisory fees (Note 2)	50,138	2,297,911	6,431

Total Liabilities	50,138	1,526,887,318	1,166,105

NET ASSETS	$580,505,852	$13,739,125,105	$18,902,948

Net assets consist of:
Paid-in capital	$593,238,977	$14,136,690,570	$21,325,866
Distributions in excess of net investment income or accumulated net investment loss	(1,405,430)	(6,490,275)	(20,364)
Accumulated net realized loss	(3,244,092)	(176,568,566)	(730,909)
Net unrealized depreciation	(8,083,603)	(214,506,624)	(1,671,645)

NET ASSETS	$580,505,852	$13,739,125,105	$18,902,948

Shares outstanding[c]	5,850,000	124,000,000	400,000

Net asset value per share	$99.23	$110.80	$47.26

[a]	Securities on loan with values of $ —, $1,382,943,392 and $992,801, respectively. See Note 1.
[b]	Cost of foreign currency: $ —, $ — and $376,291, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2015

iShares International Inflation-Linked Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$26,924,174
Affiliated (Note 2)	11,980

Total cost of investments	$26,936,154

Investments in securities, at fair value (Note 1):
Unaffiliated	$22,720,436
Affiliated (Note 2)	11,980

Total fair value of investments	22,732,416
Foreign currency, at value[a]	1,015,229
Cash	104,834
Receivables:
Investment securities sold	695,127
Interest	177,374

Total Assets	24,724,980

LIABILITIES
Payables:
Investment securities purchased	441,263
Due to custodian	104,834
Deferred foreign capital gains taxes (Note 1)	1,314
Investment advisory fees (Note 2)	11,721

Total Liabilities	559,132

NET ASSETS	$24,165,848

Net assets consist of:
Paid-in capital	$30,479,184
Accumulated net investment loss	(75,765)
Accumulated net realized loss	(2,016,661)
Net unrealized depreciation	(4,220,910)

NET ASSETS	$24,165,848

Shares outstanding[b]	600,000

Net asset value per share	$40.28

[a]	Cost of foreign currency: $1,023,783.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2015

	iShares 0-5 Year TIPS Bond ETF	iShares TIPS Bond ETF	iShares Global Inflation-Linked Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated[a,b]	$(2,283,525)	$63,349,020	$267,873
Interest — affiliated (Note 2)	483	3,106	8
Securities lending income — affiliated — net (Note 2)	—	1,242,042	895

Total investment income (investment loss before expenses)	(2,283,042)	64,594,168	268,776

EXPENSES
Investment advisory fees (Note 2)	1,061,360	26,040,200	89,034

Total expenses	1,061,360	26,040,200	89,034
Less investment advisory fees waived (Note 2)	(532,103)	—	—

Net expenses	529,257	26,040,200	89,034

Net investment income (loss)	(2,812,299)	38,553,968	179,742

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,782,618)	(90,252,123)	(538,248)
In-kind redemptions — unaffiliated	(129,060)	36,493,130	(12,257)
Foreign currency transactions	—	—	(86,614)

Net realized loss	(1,911,678)	(53,758,993)	(637,119)

Net change in unrealized appreciation/depreciation on:
Investments	(1,593,837)	(219,727,975)	(982,651)
Translation of assets and liabilities in foreign currencies	—	—	(8,690)

Net change in unrealized appreciation/depreciation	(1,593,837)	(219,727,975)	(991,341)

Net realized and unrealized loss	(3,505,515)	(273,486,968)	(1,628,460)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,317,814)	$(234,933,000)	$(1,448,718)

[a]	Reflects net inflationary and deflationary adjustments to income. See Note 1.
[b]	Net of foreign withholding tax of $ —, $ — and $1,004, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2015

iShares International Inflation-Linked Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated[a,b]	$2,271,679
Interest — affiliated (Note 2)	22

Total investment income	2,271,701

EXPENSES
Investment advisory fees (Note 2)	322,071

Total expenses	322,071

Net investment income	1,949,630

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(13,739,191)
In-kind redemptions — unaffiliated	(3,405,967)
Foreign currency transactions	(588,157)

Net realized loss	(17,733,315)

Net change in unrealized appreciation/depreciation on:
Investments[c]	3,651,685
Translation of assets and liabilities in foreign currencies	25,846

Net change in unrealized appreciation/depreciation	3,677,531

Net realized and unrealized loss	(14,055,784)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,106,154)

[a]	Reflects net inflationary and deflationary adjustments to income. See Note 1.
[b]	Net of foreign withholding tax of $7,010.
[c]	Net of deferred foreign capital gains taxes of $1,314.

See notes to financial statements.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares 0-5 Year TIPS Bond ETF		iShares TIPS Bond ETF
	Year ended October 31, 2015	Year ended October 31, 2014	Year ended October 31, 2015	Year ended October 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income (loss)	$(2,812,299)	$1,872,120	$38,553,968	$190,061,815
Net realized gain (loss)	(1,911,678)	(137,110)	(53,758,993)	90,440,688
Net change in unrealized appreciation/depreciation	(1,593,837)	(2,407,553)	(219,727,975)	(84,275,037)

Net increase (decrease) in net assets resulting from operations	(6,317,814)	(672,543)	(234,933,000)	196,227,466

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(2,715,283)	(51,004,884)	(229,892,008)
Return of capital	—	(1,047,620)	—	—

Total distributions to shareholders	—	(3,762,903)	(51,004,884)	(229,892,008)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	134,206,992	50,700,255	2,987,431,834	1,589,073,704
Cost of shares redeemed	(49,700,150)	(177,536,537)	(1,246,093,514)	(3,078,209,256)

Net increase (decrease) in net assets from capital share transactions	84,506,842	(126,836,282)	1,741,338,320	(1,489,135,552)

INCREASE (DECREASE) IN NET ASSETS	78,189,028	(131,271,728)	1,455,400,436	(1,522,800,094)

NET ASSETS
Beginning of year	502,316,824	633,588,552	12,283,724,669	13,806,524,763

End of year	$580,505,852	$502,316,824	$13,739,125,105	$12,283,724,669

Distributions in excess of net investment income or accumulated net investment loss included in net assets at end of year	$(1,405,430)	$(175,105)	$(6,490,275)	$(1,685,734)

SHARES ISSUED AND REDEEMED
Shares sold	1,350,000	500,000	26,400,000	14,000,000
Shares redeemed	(500,000)	(1,750,000)	(11,100,000)	(27,500,000)

Net increase (decrease) in shares outstanding	850,000	(1,250,000)	15,300,000	(13,500,000)

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Global Inflation-Linked Bond ETF		iShares International Inflation-Linked Bond ETF
	Year ended October 31, 2015	Year ended October 31, 2014	Year ended October 31, 2015	Year ended October 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$179,742	$633,188	$1,949,630	$3,274,933
Net realized loss	(637,119)	(106,103)	(17,733,315)	(500,536)
Net change in unrealized appreciation/depreciation	(991,341)	(21,023)	3,677,531	(3,532,582)

Net increase (decrease) in net assets resulting from operations	(1,448,718)	506,062	(12,106,154)	(758,185)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(493,900)	—	(2,686,802)
Return of capital	(83,699)	(96,739)	(749,491)	(189,255)

Total distributions to shareholders	(83,699)	(590,639)	(749,491)	(2,876,057)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	—	46,280	19,432,620
Cost of shares redeemed	(4,903,331)	—	(87,812,479)	(4,680,310)

Net increase (decrease) in net assets from capital share transactions	(4,903,331)	—	(87,766,199)	14,752,310

INCREASE (DECREASE) IN NET ASSETS	(6,435,748)	(84,577)	(100,621,844)	11,118,068

NET ASSETS
Beginning of year	25,338,696	25,423,273	124,787,692	113,669,624

End of year	$18,902,948	$25,338,696	$24,165,848	$124,787,692

Accumulated net investment loss included in net assets at end of year	$(20,364)	$(2,992)	$(75,765)	$(58,366)

SHARES ISSUED AND REDEEMED
Shares sold	—	—	—	400,000
Shares redeemed	(100,000)	—	(2,100,000)	(100,000)

Net increase (decrease) in shares outstanding	(100,000)	—	(2,100,000)	300,000

See notes to financial statements.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares 0-5 Year TIPS Bond ETF
	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012	Period from Dec. 1, 2010[a] to Oct. 31, 2011
Net asset value, beginning of period	$100.46	$101.37	$103.03	$102.63	$99.83

Income from investment operations:
Net investment income (loss)[b]	(0.53)	0.34	0.13	0.58	2.58
Net realized and unrealized gain (loss)[c]	(0.70)	(0.51)	(1.16)	0.71	2.68

Total from investment operations	(1.23)	(0.17)	(1.03)	1.29	5.26

Less distributions from:
Net investment income	—	(0.53)	(0.21)	(0.87)	(2.33)
Return of capital	—	(0.21)	(0.42)	(0.02)	(0.13)

Total distributions	—	(0.74)	(0.63)	(0.89)	(2.46)

Net asset value, end of period	$99.23	$100.46	$101.37	$103.03	$102.63

Total return	(1.22)%	(0.18)%	(1.01)%	1.27%	5.30%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$580,506	$502,317	$633,589	$417,261	$220,656
Ratio of expenses to average net assets[e]	0.10%	0.16%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to waived fees[e]	0.20%	0.20%	n/a	n/a	n/a
Ratio of net investment income to average net assets[e]	(0.53)%	0.34%	0.13%	0.57%	2.76%
Portfolio turnover rate[f]	25%	25%	23%	31%	34%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares TIPS Bond ETF
	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012	Period from Mar. 1, 2011 to Oct. 31, 2011[a]	Year ended Feb. 28, 2011
Net asset value, beginning of period	$113.01	$112.98	$122.64	$116.13	$108.16	$103.88

Income from investment operations:
Net investment income[b]	0.33	1.67	1.69	2.46	4.12	2.92
Net realized and unrealized gain (loss)[c]	(2.11)	0.37	(9.51)	6.56	7.87	4.01

Total from investment operations	(1.78)	2.04	(7.82)	9.02	11.99	6.93

Less distributions from:
Net investment income	(0.43)	(2.01)	(1.84)	(2.51)	(4.02)	(2.65)

Total distributions	(0.43)	(2.01)	(1.84)	(2.51)	(4.02)	(2.65)

Net asset value, end of period	$110.80	$113.01	$112.98	$122.64	$116.13	$108.16

Total return	(1.58)%	1.80%	(6.44)%	7.85%	11.33%[d]	6.74%

Ratios/Supplemental data:
Net assets, end of period (000s)	$13,739,125	$12,283,725	$13,806,525	$22,823,956	$21,322,214	$19,448,004
Ratio of expenses to average net assets[e]	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets[e]	0.29%	1.48%	1.43%	2.06%	5.48%	2.74%
Portfolio turnover rate[f]	41%	47%	47%	10%	15%	13%

[a]	The Fund’s fiscal year-end was changed from February 28 to October 31.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Global Inflation-Linked Bond ETF
	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012	Period from May 18, 2011[a] to Oct. 31, 2011
Net asset value, beginning of period	$50.68	$50.85	$52.61	$50.78	$49.75

Income from investment operations:
Net investment income[b]	0.39	1.27	1.16	1.45	0.78
Net realized and unrealized gain (loss)[c]	(3.64)	(0.26)	(2.29)	1.48	0.59

Total from investment operations	(3.25)	1.01	(1.13)	2.93	1.37

Less distributions from:
Net investment income	—	(0.99)	(0.50)	(1.10)	(0.34)
Return of capital	(0.17)	(0.19)	(0.13)	—	—

Total distributions	(0.17)	(1.18)	(0.63)	(1.10)	(0.34)

Net asset value, end of period	$47.26	$50.68	$50.85	$52.61	$50.78

Total return	(6.42)%	1.96%	(2.16)%[d]	5.87%	2.76%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$18,903	$25,339	$25,423	$15,782	$15,233
Ratio of expenses to average net assets[f]	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets[f]	0.81%	2.48%	2.26%	2.83%	3.42%
Portfolio turnover rate[g]	10%	19%	64%	18%	38%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Includes a payment from an affiliate to compensate the Fund for forgone securities lending revenue. Not including these proceeds, the Fund’s total return would have been -2.18%.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include Portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rates for the years ended October 31, 2015, October 31, 2014 and October 31, 2013 were 10%, 19% and 64%, respectively. See note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares International Inflation-Linked Bond ETF
	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012	Period from May 18, 2011[a] to Oct. 31, 2011
Net asset value, beginning of period	$46.22	$47.36	$49.46	$48.38	$49.35

Income from investment operations:
Net investment income[b]	1.04	1.36	1.71	1.89	1.02
Net realized and unrealized gain (loss)[c]	(6.66)	(1.30)	(2.74)	0.63	(1.54)

Total from investment operations	(5.62)	0.06	(1.03)	2.52	(0.52)

Less distributions from:
Net investment income	—	(1.12)	(1.07)	(1.35)	(0.12)
Return of capital	(0.32)	(0.08)	—	(0.09)	(0.33)

Total distributions	(0.32)	(1.20)	(1.07)	(1.44)	(0.45)

Net asset value, end of period	$40.28	$46.22	$47.36	$49.46	$48.38

Total return	(12.22)%	0.07%	(2.11)%	5.42%	(1.08)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$24,166	$124,788	$113,670	$59,354	$43,545
Ratio of expenses to average net assets[e]	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets[e]	2.42%	2.89%	3.53%	3.97%	4.66%
Portfolio turnover rate[f]	15%	20%	28%	38%	28%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended October 31, 2015, October 31, 2014, October 31, 2013 and October 31, 2012, were 15%, 20%, 28% and 36%, respectively. See Note 4.

See notes to financial statements.

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
0-5 Year TIPS Bond	Diversified
TIPS Bond	Diversified
Global Inflation-Linked Bond	Non-diversified
International Inflation-Linked Bond	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements (Continued)

iSHARES® TRUST

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of October 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total
0-5 Year TIPS Bond
Investments:
Assets:
U.S. Government Obligations	$—	$578,278,189	$—	$578,278,189
Money Market Funds	1,003,544	—	—	1,003,544

Total	$1,003,544	$578,278,189	$—	$579,281,733

TIPS Bond
Investments:
Assets:
U.S. Government Obligations	$—	$13,702,358,207	$—	$13,702,358,207
Money Market Funds	1,518,096,379	—	—	1,518,096,379

Total	$1,518,096,379	$13,702,358,207	$—	$15,220,454,586

Global Inflation-Linked Bond
Investments:
Assets:
Foreign Government Inflation-Indexed Bonds & Notes	$—	$11,137,183	$—	$11,137,183
U.S. Government Obligations	—	7,326,352	—	7,326,352
Money Market Funds	1,173,724	—	—	1,173,724

Total	$1,173,724	$18,463,535	$—	$19,637,259

International Inflation-Linked Bond
Investments:
Assets:
Foreign Government Inflation-Indexed Bonds & Notes	$—	$22,720,436	$—	$22,720,436
Money Market Funds	11,980	—	—	11,980

Total	$11,980	$22,720,436	$—	$22,732,416

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

Inflation-indexed public obligations are income-generating instruments whose interest and principal payments are adjusted for inflation (or deflation). The inflation (deflation) adjustment is applied to the principal of each bond periodically and is accounted for as interest income in the statements of operations.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (Continued)

iSHARES® TRUST

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

securities on loan as of October 31, 2015 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2015:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
TIPS Bond
Citigroup Global Markets Inc.	$83,238	$83,238	$—
Credit Suisse Securities (USA) LLC	266,366,435	266,366,435	—
Deutsche Bank Securities Inc.	110,665,627	110,665,627	—
Goldman Sachs & Co.	645,827,830	645,827,830	—
HSBC Securities (USA) Inc.	109,249	109,249	—
Merrill Lynch, Pierce, Fenner & Smith	72,827,816	72,827,816	—
Morgan Stanley & Co. LLC	176,272,643	176,272,643	—
RBC Capital Markets LLC	23,050,625	23,050,625	—
RBS Securities Inc.	32,034,375	32,034,375	—
UBS Securities LLC	54,665,554	54,665,554	—
Wells Fargo Securities LLC	1,040,000	1,040,000	—

	$1,382,943,392	$1,382,943,392	$—

Global Inflation-Linked Bond
Credit Suisse Securities (USA) LLC	$494,936	$494,936	$—
Deutsche Bank Securities Inc.	48,086	48,086	—
Goldman Sachs & Co.	291,482	291,482	—
Morgan Stanley & Co. LLC	158,297	158,297	—

	$992,801	$992,801	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the iShares Global Inflation-Linked Bond ETF and iShares International Inflation-Linked Bond ETF.

For its investment advisory services to the iShares 0-5 Year TIPS Bond ETF, BFA is entitled to an annual investment advisory fee of 0.20% based on the average daily net assets of the Fund. The total of the investment advisory fee and any other fund expenses is a fund’s total annual operating expense. BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 28, 2019 in order to limit total annual operating expenses after fee waiver to 0.10% of average daily net assets.

Effective July 1, 2015, for its investment advisory services to the iShares TIPS Bond ETF, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.2000%	First $121 billion
0.1900[a]	Over $121 billion, up to and including $181 billion
0.1805[a]	Over $181 billion, up to and including $231 billion
0.1715[a]	Over $231 billion, up to and including $281 billion
0.1630[a]	Over $281 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Prior to July 1, 2015, for its investment advisory services to the iShares TIPS Bond ETF, BFA was entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.2000%	First $121 billion
0.1900[a]	Over $121 billion, up to and including $211 billion
0.1805[a]	Over $211 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Global Inflation-Linked Bond	0.40%
International Inflation-Linked Bond	0.40

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
TIPS Bond	$532,304
Global Inflation-Linked Bond	371

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended October 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2015 were as follows:

	U.S. Government Obligations		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
0-5 Year TIPS Bond	$143,351,087	$130,176,041	$—	$—
TIPS Bond	5,338,045,944	5,417,517,997	—	—
Global Inflation-Linked Bond	1,161,111	770,363	1,056,681	1,791,261
International Inflation-Linked Bond	—	—	12,079,552	56,272,278

In-kind transactions (see Note 4) for the year ended October 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
0-5 Year TIPS Bond	$132,711,344	$49,219,632
TIPS Bond	2,957,906,389	1,237,263,929
Global Inflation-Linked Bond	—	4,205,272
International Inflation-Linked Bond	—	40,970,542

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in fixed income instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

The iShares Global Inflation-Linked Bond ETF and iShares International Inflation-Linked Bond ETF each invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Each Fund invests a substantial amount of its assets in fixed-income securities. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, each Fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES® TRUST

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2015, attributable to distributions paid in excess of taxable income, net investment loss, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
0-5 Year TIPS Bond	$(1,923,548)	$1,581,974	$341,574
TIPS Bond	22,975,617	7,646,375	(30,621,992)
Global Inflation-Linked Bond	(252,052)	(197,114)	449,166
International Inflation-Linked Bond	(14,895,135)	(1,967,029)	16,862,164

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 was as follows:

iShares ETF	2015	2014
0-5 Year TIPS Bond
Ordinary income	$—	$2,715,283
Return of capital	—	1,047,620

	$—	$3,762,903

TIPS Bond
Ordinary income	$51,004,884	$229,892,008

Global Inflation-Linked Bond
Ordinary income	$—	$493,900
Return of capital	83,699	96,739

	$83,699	$590,639

International Inflation-Linked Bond
Ordinary income	$—	$2,686,802
Return of capital	749,491	189,255

	$749,491	$2,876,057

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of October 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
0-5 Year TIPS Bond	$(2,836,573)	$(9,896,552)	$(12,733,125)
TIPS Bond	(120,878,662)	(276,686,803)	(397,565,465)
Global Inflation-Linked Bond	(726,717)	(1,696,201)	(2,422,918)
International Inflation-Linked Bond	(1,679,051)	(4,634,285)	(6,313,336)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and amortization methods for premiums and discounts on fixed income securities.

As of October 31, 2015, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2016	Expiring 2017	Expiring 2019	Total
0-5 Year TIPS Bond	$2,814,970	$—	$—	$21,603	$2,836,573
TIPS Bond	119,889,134	460,813	528,715	—	120,878,662
Global Inflation-Linked Bond	726,717	—	—	—	726,717
International Inflation-Linked Bond	1,679,051	—	—	—	1,679,051

[a]	Must be utilized prior to losses subject to expiration.

As of October 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
0-5 Year TIPS Bond	$589,178,285	$—	$(9,896,552)	$(9,896,552)
TIPS Bond	15,497,141,389	65,242,085	(341,928,888)	(276,686,803)
Global Inflation-Linked Bond	21,303,866	564,070	(2,230,677)	(1,666,607)
International Inflation-Linked Bond	27,349,578	442,644	(5,059,806)	(4,617,162)

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	45

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares 0-5 Year TIPS Bond ETF, iShares TIPS Bond ETF, iShares Global Inflation-Linked Bond ETF and iShares International Inflation-Linked Bond ETF (the “Funds”) at October 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 22, 2015

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended October 31, 2015, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code (the “Code”):

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Global Inflation-Linked Bond	$254,947	$1,004
International Inflation-Linked Bond	2,278,689	7,010

Under Section 871(k)(1)(C) of the Code, the iShares TIPS Bond ETF hereby designates $51,004,884 as the maximum amount allowable as interest-related dividends for the fiscal year ended October 31, 2015.

The iShares TIPS Bond ETF hereby designates $51,004,884 as the amount of distributions from direct federal obligation interest for the fiscal year ended October 31, 2015. The law varies in each state as to whether and what percentage of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

TAX INFORMATION	47

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares 0-5 Year TIPS Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception,

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	49

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares TIPS Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	51

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for additional breakpoints, as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that the revisions to the Advisory Contract to provide additional breakpoints had been subject to further negotiation after receipt of management’s proposal, and that at the request of the Board, management had modified its initial proposal regarding adding additional breakpoints to the Fund. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services

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and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares Global Inflation-Linked Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Agreements, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

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iSHARES® TRUST

proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures, and BFA’s oversight of the services provided by BIL. The Board noted that the Fund had met its investment objective consistently since its inception date.

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Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreements), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund,

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA and BIL generally do not use soft dollars or consider the value of research or other services that may be provided to BFA and BIL (including their affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Agreements does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Agreements for the coming year.

IV. iShares International Inflation-Linked Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Agreements, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and

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adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the

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Contract (Continued)

iSHARES® TRUST

Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures, and BFA’s oversight of the services provided by BIL. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreements), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and

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institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA and BIL generally do not use soft dollars or consider the value of research or other services that may be provided to BFA and BIL (including their affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Agreements does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Agreements for the coming year.

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Global Inflation-Linked Bond	$—	$—	$0.173376	$0.173376	—%	—%	100%	100%
International Inflation-Linked Bond	—	—	0.315576	0.315576	—	—	100	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	61

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares 0-5 Year TIPS Bond ETF

Period Covered: December 1, 2010 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.08%
Between 0.5% and –0.5%	1,215	99.92

	1,216	100.00%

iShares TIPS Bond ETF

Period Covered: January 1, 2010 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	2	0.14%
Between 0.5% and –0.5%	1,442	99.72
Less than –0.5% and Greater than –1.0%	2	0.14

	1,446	100.00%

iShares Global Inflation-Linked Bond ETF

Period Covered: May 18, 2011 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	6	0.55%
Greater than 2.0% and Less than 2.5%	34	3.09
Greater than 1.5% and Less than 2.0%	49	4.45
Greater than 1.0% and Less than 1.5%	45	4.09
Greater than 0.5% and Less than 1.0%	61	5.55
Between 0.5% and –0.5%	666	60.56
Less than –0.5% and Greater than –1.0%	70	6.36
Less than –1.0% and Greater than –1.5%	70	6.36
Less than –1.5% and Greater than –2.0%	81	7.36
Less than –2.0% and Greater than –2.5%	15	1.36
Less than –2.5% and Greater than –3.0%	3	0.27

	1,100	100.00%

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares International Inflation-Linked Bond ETF

Period Covered: May 18, 2011 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	1	0.09%
Greater than 4.0% and Less than 4.5%	1	0.09
Greater than 3.5% and Less than 4.0%	14	1.27
Greater than 3.0% and Less than 3.5%	14	1.27
Greater than 2.5% and Less than 3.0%	9	0.82
Greater than 2.0% and Less than 2.5%	26	2.36
Greater than 1.5% and Less than 2.0%	80	7.27
Greater than 1.0% and Less than 1.5%	119	10.82
Greater than 0.5% and Less than 1.0%	145	13.18
Between 0.5% and –0.5%	536	48.74
Less than –0.5% and Greater than –1.0%	83	7.55
Less than –1.0% and Greater than –1.5%	67	6.09
Less than –1.5% and Greater than –2.0%	5	0.45

	1,100	100.00%

SUPPLEMENTAL INFORMATION	63

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 324 funds (as of October 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

TRUSTEE AND OFFICER INFORMATION	65

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (60)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (51)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (48)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	67

Notes:

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	69

Notes:

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, or issued by Barclays Capital Inc. or Merrill Lynch, Pierce, Fenner & Smith Incorporated, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-101-1015

October 31, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares 1-3 Year International Treasury Bond ETF | ISHG | NASDAQ
➢	iShares International Treasury Bond ETF | IGOV | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL BOND MARKET OVERVIEW

Global bonds generally produced negative returns in U.S. dollar terms for the 12-month period ended October 31, 2015 (the “reporting period”), after accounting for the effects of a stronger U.S. currency. Interest rates declined modestly in most markets amid uncertainty around global economic growth; however, for U.S. investors, a stronger U.S. dollar detracted from performance as overseas investments were worth less when translated back into U.S. dollars.

Global economic data were mixed. The U.S. and U.K. experienced comparatively healthy growth, with GDP expanding by 2.0% and 2.3%, respectively, through September 2015, while eurozone economic growth ran at a 1.5% annual rate through the third quarter. However, the Japanese economy contracted in two of the last four quarters, while China saw growth fall below the 7% threshold to its slowest pace since 2009.

In addition to disappointing growth, China witnessed a sharp stock market decline, currency devaluation, and a raft of monetary and policy changes meant to prop up markets. These challenges, coupled with worry about a possible Greek exit from the European common currency, led to a sell-off in risk assets and safe-haven demand for high-quality bonds.

Slower growth in China and other emerging markets also weighed on commodity markets, with prices for many key commodities falling during the fiscal year. This provided additional support for bonds in general because it meant downward pressure on inflation. In the European Union and U.K., consumer prices actually declined for the 12 months ended in September, while inflation in Japan and the U.S. was relatively flat year over year.

Despite these positives, bonds sold off and market volatility surged during the summer, when economic growth in Europe improved, corporations rushed to issue new debt, and investors began to price in the likelihood of a U.S. Federal Reserve Bank (the “Fed”) interest rate increase.

From a sector perspective, government agency mortgage-backed securities and government bonds performed best for the reporting period. Investor concern about risk assets and surging new bond issuance generally limited returns for corporate securities. And within the corporate market, high-quality bonds generally outperformed high-yield bonds. Sharply declining commodities prices dragged down high-yield bonds. Nevertheless, many sectors of the global corporate bond market produced positive results. For example, banks were among the best-performing industries as growth improved in the eurozone and U.S., and the Fed was expected to begin raising rates.

In terms of performance by country for the reporting period, Australian bonds performed well in local currency terms, but fared poorly after taking currency effects into account. It was a similar story for bonds from across Europe, where low inflation and strong demand meant falling interest rates and higher bond prices, only to see this performance be counteracted by weakness in the euro relative to the U.S. dollar. In Japan, too, aggressive monetary policy, disappointing growth, and the absence of inflation meant falling bond yields. But an attempt to stimulate the economy by cutting interest rates and weakening the yen had the effect of limiting Japanese bond returns for U.S. investors.

Specifically, the U.S. dollar appreciated by approximately 4% relative to the British pound, 16% and 23% against the commodity-driven Canadian and Australian dollars, respectively, 14% against the euro, and 8% against the Japanese yen. The U.S. dollar’s strength during the reporting period was driven by the divergence in economic growth and central bank policies between the U.S. and other regions.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® 1-3 YEAR INTERNATIONAL TREASURY BOND ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(10.19)%	(10.46)%	(9.80)%	(10.19)%	(10.46)%	(9.80)%
5 Years	(4.61)%	(4.67)%	(4.20)%	(21.00)%	(21.28)%	(19.30)%
Since Inception	(1.52)%	(1.57)%	(1.07)%	(9.85)%	(10.16)%	(7.05)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/21/09. The first day of secondary market trading was 1/23/09.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$$978.60	$1.75	$1,000.00	$1,023.40	$1.79	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® 1-3 YEAR INTERNATIONAL TREASURY BOND ETF

The iShares 1-3 Year International Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of non-U.S. developed market government bonds with remaining maturities between one and three years, as represented by the S&P/Citigroup International Treasury Bond Index Ex-US 1-3 Year (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was -10.19%, net of fees, while the total return for the Index was -9.80%.

As represented by the Index, short-term government bonds in developed countries outside of the U.S. posted negative returns in U.S. dollar terms for the reporting period. In local currency terms, however, most government bonds produced gains. With global economic growth uncertain, inflation low, and monetary policies generally stimulative, bond yields generally declined across the maturity spectrum. But with central bank policy anchoring short-term interest rates at or near zero in many developed markets, yields on shorter-term securities (such as those represented in the Index) declined modestly compared with those of longer-term notes and bonds. As a result, yield curves (a graphic representation of bond yields at different maturities) flattened across developed markets as interest rates on longer-term securities declined more than those with shorter maturities. In general, falling bond yields contributed positively to Index performance.

Despite the positive returns in local currencies, Index performance was negative when converted back into U.S. dollar terms. Comparatively healthy economic growth in the U.S. and expectations of an imminent short-term interest rate hike by the Fed were supportive of the U.S. dollar relative to currencies in other developed markets. On average, approximately two-thirds of the Index was denominated in euros during the reporting period, and the U.S. dollar appreciated by 14% against the euro. Japanese bonds comprised more than 20% of the Index on average during the reporting period, and the U.S. dollar appreciated by 8% against the Japanese yen. Gains were more pronounced against the commodity-related currencies of Canada and Australia, against which the U.S. dollar rose 16% and 23%, respectively. Weaker foreign currencies decrease the value of foreign investments measured in U.S. dollars, thereby decreasing returns for U.S. investors, while increasing foreign currencies relative to the U.S. dollar have the opposite effect.

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating[1]	Percentage of Total Investments[2]

Aaa	41.93%
Aa	16.00
A	23.07
Baa	15.06
Ba	3.94

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 10/31/15

Country	Percentage of Total Investments[2]

Japan	23.07%
Italy	8.63
Germany	8.49
France	7.92
Spain	4.73
Netherlands	4.71
Australia	4.65
Canada	4.44
Denmark	4.34
United Kingdom	4.08

TOTAL	75.06%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® INTERNATIONAL TREASURY BOND ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(7.33)%	(7.73)%	(7.02)%	(7.33)%	(7.73)%	(7.02)%
5 Years	(1.41)%	(1.46)%	(1.06)%	(6.84)%	(7.10)%	(5.18)%
Since Inception	1.40%	1.35%	1.85%	9.90%	9.53%	13.20%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/21/09. The first day of secondary market trading was 1/23/09.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$975.10	$1.74	$1,000.00	$1,023.40	$1.79	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

The iShares International Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of non-U.S. developed market government bonds, as represented by the S&P/Citigroup International Treasury Bond Index Ex-US (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was -7.33%, net of fees, while the total return for the Index was -7.02%.

As represented by the Index, government bonds in developed countries outside of the U.S. posted negative returns in U.S. dollar terms for the reporting period. In local currency terms, however, most government bonds produced gains. With global economic growth uncertain, inflation low, and monetary policies generally stimulative, bond yields generally declined across the maturity spectrum. But with central bank policy anchoring short-term interest rates at or near zero in many developed markets, yields on shorter-term securities declined modestly compared with those of longer-term notes and bonds. As a result, yield curves (a graphic representation of bond yields at different maturities) flattened across developed markets as interest rates on longer-term securities declined more than those with shorter maturities. In general, falling bond yields contributed positively to Index performance.

Despite the positive returns in local currencies, Index performance was negative when converted back into U.S. dollar terms. Comparatively healthy economic growth in the U.S. and expectations of an imminent short-term interest rate hike by the Fed were supportive of the U.S. dollar relative to currencies in other developed markets. On average, approximately two-thirds of the Index was denominated in euros during the reporting period, and the U.S. dollar appreciated by 14% against the euro. Japanese bonds comprised more than 20% of the Index on average during the reporting period, and the U.S. dollar appreciated by 8% against the Japanese yen. Gains were more pronounced against the commodity-related currencies of Canada and Australia, against which the U.S. dollar rose 16% and 23%, respectively. Weaker foreign currencies decrease the value of foreign investments measured in U.S. dollars, thereby decreasing returns for U.S. investors, while increasing foreign currencies relative to the U.S. dollar have the opposite effect.

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating[1]	Percentage of Total Investments[2]

Aaa	40.15%
Aa	17.02
A	22.86
Baa	15.40
Ba	4.57

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 10/31/15

Country	Percentage of Total Investments[2]

Japan	22.86%
France	6.68
Italy	6.40
Germany	6.29
United Kingdom	5.50
Belgium	4.84
Spain	4.82
Austria	4.72
Denmark	4.66
Portugal	4.57

TOTAL	71.34%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2015 and held through October 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® 1-3 YEAR INTERNATIONAL TREASURY BOND ETF

October 31, 2015

Security		Principal (000s)	Value
FOREIGN GOVERNMENT OBLIGATIONS — 98.05%

AUSTRALIA — 4.56%
Australia Government Bond
3.25%, 10/21/18[a]	AUD	500	$371,511
4.25%, 07/21/17[a]	AUD	2,555	1,899,480
5.50%, 01/21/18[a]	AUD	3,065	2,363,477
6.00%, 02/15/17[a]	AUD	1,500	1,127,194

			5,761,662

AUSTRIA — 3.52%
Austria Government Bond
3.20%, 02/20/17[b]	EUR	1,200	1,385,467
4.30%, 09/15/17[b]	EUR	1,325	1,588,680
4.65%, 01/15/18[b]	EUR	1,200	1,469,434

			4,443,581

BELGIUM — 3.93%
Belgium Government Bond
1.25%, 06/22/18[a]	EUR	150	172,200
2.75%, 03/28/16[b]	EUR	5	5,301
3.50%, 06/28/17[b]	EUR	975	1,144,265
4.00%, 03/28/17[b]	EUR	1,030	1,206,171
4.00%, 03/28/18[b]	EUR	1,140	1,388,542
5.50%, 09/28/17[b]	EUR	850	1,042,537

			4,959,016

CANADA — 4.35%
Canadian Government Bond
0.25%, 05/01/17	CAD	245	186,377
0.25%, 11/01/17	CAD	150	113,909
1.00%, 08/01/16	CAD	550	421,844
1.25%, 08/01/17	CAD	625	483,267
1.25%, 02/01/18	CAD	450	349,147
1.25%, 03/01/18	CAD	740	574,294
1.25%, 09/01/18	CAD	500	389,051
1.50%, 02/01/17	CAD	150	115,997
1.50%, 03/01/17	CAD	925	715,847
1.50%, 09/01/17	CAD	550	427,458
2.75%, 09/01/16	CAD	925	719,900
4.00%, 06/01/17	CAD	575	463,117
4.25%, 06/01/18	CAD	639	534,005

			5,494,213

Security		Principal (000s)	Value
DENMARK — 4.25%
Denmark Government Bond
2.50%, 11/15/16	DKK	15,025	$2,294,557
4.00%, 11/15/17	DKK	19,100	3,081,284

			5,375,841

FINLAND — 3.78%
Finland Government Bond
1.13%, 09/15/18[b]	EUR	1,400	1,606,515
1.88%, 04/15/17[b]	EUR	925	1,054,306
3.88%, 09/15/17[b]	EUR	1,775	2,113,982

			4,774,803

FRANCE — 7.77%
France Government Bond OAT
0.00%, 02/25/18[a]	EUR	425	471,878
1.00%, 05/25/18[a]	EUR	990	1,127,373
3.75%, 04/25/17[a]	EUR	1,375	1,609,222
4.00%, 04/25/18[a]	EUR	1,305	1,592,505
4.25%, 10/25/17[a]	EUR	1,475	1,775,405
4.25%, 10/25/18[a]	EUR	550	687,950
French Treasury Note BTAN
1.00%, 07/25/17[a]	EUR	900	1,015,965
1.75%, 02/25/17[a]	EUR	1,350	1,530,866
2.50%, 07/25/16[a]	EUR	1	928

			9,812,092

GERMANY — 8.33%
Bundesobligation
0.25%, 04/13/18[a]	EUR	875	979,748
0.50%, 04/07/17[a]	EUR	875	977,931
0.50%, 10/13/17[a]	EUR	775	869,720
0.50%, 02/23/18[a]	EUR	825	928,321
0.75%, 02/24/17[a]	EUR	1,825	2,044,244
Bundesrepublik Deutschland
3.75%, 01/04/17[a]	EUR	75	86,836
4.00%, 07/04/16[a]	EUR	9	10,503
4.00%, 01/04/18[a]	EUR	975	1,178,234
4.25%, 07/04/17[a]	EUR	925	1,099,895
4.25%, 07/04/18[a]	EUR	1,200	1,486,943
Bundesschatzanweisungen
0.00%, 12/16/16[a]	EUR	475	526,502
0.00%, 03/10/17[a]	EUR	300	332,747

			10,521,624

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® 1-3 YEAR INTERNATIONAL TREASURY BOND ETF

October 31, 2015

Security		Principal (000s)	Value
IRELAND — 1.67%
Ireland Government Bond
4.50%, 10/18/18	EUR	1,000	$1,254,212
4.60%, 04/18/16	EUR	2	2,611
5.50%, 10/18/17	EUR	700	859,518

			2,116,341

ITALY — 8.46%
Italy Buoni Poliennali Del Tesoro
0.25%, 05/15/18	EUR	400	443,162
0.75%, 01/15/18	EUR	675	756,427
1.15%, 05/15/17	EUR	625	702,144
1.50%, 12/15/16	EUR	450	505,432
2.75%, 11/15/16	EUR	475	539,630
3.50%, 11/01/17	EUR	750	885,354
3.50%, 06/01/18	EUR	800	960,127
3.75%, 08/01/16	EUR	1	1,135
4.00%, 02/01/17	EUR	950	1,101,688
4.50%, 02/01/18	EUR	1,075	1,304,792
4.50%, 08/01/18	EUR	600	741,641
4.75%, 05/01/17	EUR	575	679,890
4.75%, 06/01/17	EUR	675	800,899
5.25%, 08/01/17[a]	EUR	1,050	1,265,425

			10,687,746

JAPAN — 22.62%
Japan Government Five Year Bond
0.10%, 12/20/17	JPY	249,000	2,067,541
0.10%, 03/20/18	JPY	25,000	207,634
0.20%, 03/20/17	JPY	40,000	332,377
0.20%, 06/20/17	JPY	702,500	5,840,283
0.20%, 09/20/17	JPY	393,000	3,268,894
0.20%, 12/20/17	JPY	140,000	1,164,944
0.20%, 09/20/18	JPY	4,000	33,328
0.30%, 09/20/16	JPY	18,000	149,559
0.30%, 12/20/16	JPY	715,000	5,944,972
0.30%, 03/20/17	JPY	110,700	921,110
0.30%, 03/20/18	JPY	120,000	1,001,357
0.30%, 06/20/18	JPY	108,000	901,893
0.30%, 09/20/18	JPY	80,000	668,467
0.40%, 09/20/16	JPY	91,700	762,590
0.40%, 12/20/16	JPY	100,000	832,401
0.40%, 03/20/18	JPY	335,000	2,802,063
0.40%, 06/20/18	JPY	200,000	1,674,514

			28,573,927

Security		Principal (000s)	Value
NETHERLANDS — 4.62%
Netherlands Government Bond
0.00%, 04/15/18[b]	EUR	490	$544,385
0.50%, 04/15/17[b]	EUR	1,100	1,229,363
1.25%, 01/15/18[b]	EUR	1,100	1,255,806
2.50%, 01/15/17[b]	EUR	575	656,673
4.00%, 07/15/16[b]	EUR	9	10,752
4.00%, 07/15/18[b]	EUR	600	738,683
4.50%, 07/15/17[b]	EUR	1,175	1,404,010

			5,839,672

NORWAY — 3.20%
Norway Government Bond Series 472
4.25%, 05/19/17[b]	NOK	32,452	4,046,437

			4,046,437

PORTUGAL — 3.86%
Portugal Obrigacoes do Tesouro OT
4.35%, 10/16/17[b]	EUR	3,125	3,721,877
4.45%, 06/15/18[b]	EUR	950	1,155,178
6.40%, 02/15/16[b]	EUR	2	2,554

			4,879,609

SPAIN — 4.64%
Spain Government Bond
0.25%, 04/30/18	EUR	350	387,304
0.50%, 10/31/17	EUR	325	362,059
2.10%, 04/30/17	EUR	900	1,025,244
3.80%, 01/31/17[b]	EUR	450	520,754
4.10%, 07/30/18[b]	EUR	734	897,185
4.50%, 01/31/18	EUR	825	1,000,319
5.50%, 07/30/17[b]	EUR	1,375	1,663,554

			5,856,419

SWEDEN — 3.19%
Sweden Government Bond
3.00%, 07/12/16	SEK	10	1,206
3.75%, 08/12/17	SEK	31,775	4,023,597

			4,024,803

SWITZERLAND — 1.30%
Switzerland Government Bond
3.00%, 01/08/18[a]	CHF	920	1,014,123
4.25%, 06/05/17[a]	CHF	575	631,319

			1,645,442

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 1-3 YEAR INTERNATIONAL TREASURY BOND ETF

October 31, 2015

Security		Principal or Shares (000s)	Value
UNITED KINGDOM — 4.00%
United Kingdom Gilt
1.00%, 09/07/17[a]	GBP	1,100	$1,710,535
1.25%, 07/22/18[a]	GBP	350	546,996
1.75%, 01/22/17[a]	GBP	220	344,866
5.00%, 03/07/18[a]	GBP	1,100	1,872,548
8.75%, 08/25/17[a]	GBP	325	577,028

			5,051,973

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $135,603,953)			123,865,201

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d]		6	5,854

			5,854

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,854)			5,854

TOTAL INVESTMENTS IN SECURITIES — 98.06%
(Cost: $135,609,807)			123,871,055
Other Assets, Less Liabilities — 1.94%			2,452,243

NET ASSETS — 100.00%			$126,323,298

AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
SEK	— Swedish Krona

[a]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	13

Schedule of Investments

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2015

Security		Principal (000s)	Value
FOREIGN GOVERNMENT OBLIGATIONS — 96.98%

AUSTRALIA — 4.12%
Australia Government Bond
1.75%, 11/21/20[a]	AUD	350	$245,899
2.75%, 10/21/19[a]	AUD	810	596,653
2.75%, 04/21/24[a]	AUD	1,875	1,358,199
2.75%, 06/21/35[a]	AUD	300	198,963
3.25%, 10/21/18[a]	AUD	1,715	1,274,283
3.25%, 04/21/25[a]	AUD	1,555	1,167,626
3.25%, 04/21/29[a]	AUD	1,246	920,660
3.75%, 04/21/37[a]	AUD	695	533,334
4.25%, 07/21/17[a]	AUD	1,839	1,367,179
4.25%, 04/21/26[a]	AUD	1,100	896,142
4.50%, 04/15/20[a]	AUD	1,660	1,312,376
4.50%, 04/21/33[a]	AUD	755	639,335
4.75%, 04/21/27[a]	AUD	1,120	954,786
5.25%, 03/15/19[a]	AUD	1,822	1,444,663
5.50%, 01/21/18[a]	AUD	1,859	1,433,509
5.50%, 04/21/23[a]	AUD	1,885	1,627,003
5.75%, 05/15/21[a]	AUD	1,987	1,684,465
5.75%, 07/15/22[a]	AUD	1,916	1,657,205
6.00%, 02/15/17[a]	AUD	729	547,816

			19,860,096

AUSTRIA — 4.58%
Austria Government Bond
0.25%, 10/18/19[b]	EUR	180	201,722
1.15%, 10/19/18[b]	EUR	675	775,986
1.20%, 10/20/25[b]	EUR	550	631,659
1.65%, 10/21/24[b]	EUR	875	1,052,975
1.75%, 10/20/23[b]	EUR	443	538,798
1.95%, 06/18/19[b]	EUR	675	802,572
2.40%, 05/23/34[b]	EUR	450	584,621
3.15%, 06/20/44[b]	EUR	579	882,222
3.20%, 02/20/17[b]	EUR	915	1,056,418
3.40%, 11/22/22[b]	EUR	1,052	1,411,843
3.50%, 09/15/21[b]	EUR	1,835	2,426,054
3.65%, 04/20/22[b]	EUR	754	1,015,717
3.80%, 01/26/62[b]	EUR	402	758,119
3.90%, 07/15/20[b]	EUR	902	1,180,309
4.00%, 09/15/16[b]	EUR	570	652,948
4.15%, 03/15/37[b]	EUR	1,205	2,006,825
4.30%, 09/15/17[b]	EUR	760	911,243

Security		Principal (000s)	Value
4.35%, 03/15/19[b]	EUR	1,123	$1,430,068
4.65%, 01/15/18[b]	EUR	1,283	1,571,069
4.85%, 03/15/26[b]	EUR	800	1,239,780
6.25%, 07/15/27	EUR	548	962,636

			22,093,584

BELGIUM — 4.69%
Belgium Government Bond
0.80%, 06/22/25[b]	EUR	725	800,123
1.00%, 06/22/31[b]	EUR	200	209,161
1.25%, 06/22/18[a]	EUR	675	774,900
2.25%, 06/22/23[a]	EUR	1,000	1,252,977
2.60%, 06/22/24[b]	EUR	925	1,190,654
2.75%, 03/28/16[b]	EUR	270	301,864
3.00%, 09/28/19[a]	EUR	794	982,982
3.00%, 06/22/34[b]	EUR	375	515,905
3.25%, 09/28/16[b]	EUR	387	440,725
3.50%, 06/28/17[b]	EUR	875	1,026,905
3.75%, 09/28/20[b]	EUR	1,110	1,448,697
3.75%, 06/22/45[a]	EUR	400	645,206
4.00%, 03/28/17[b]	EUR	275	322,036
4.00%, 03/28/18[b]	EUR	917	1,117,009
4.00%, 03/28/19	EUR	585	737,418
4.00%, 03/28/22	EUR	677	926,423
4.00%, 03/28/32[a]	EUR	610	932,704
4.25%, 09/28/21[b]	EUR	1,123	1,538,328
4.25%, 09/28/22[a]	EUR	895	1,252,286
4.25%, 03/28/41[b]	EUR	856	1,455,716
4.50%, 03/28/26[b]	EUR	515	775,074
5.00%, 03/28/35[b]	EUR	1,131	1,983,770
5.50%, 09/28/17[b]	EUR	470	576,462
5.50%, 03/28/28	EUR	844	1,410,002

			22,617,327

CANADA — 4.16%
Canadian Government Bond
0.25%, 05/01/17	CAD	925	703,670
0.75%, 09/01/20	CAD	735	558,293
1.00%, 08/01/16	CAD	388	297,592
1.00%, 11/01/16	CAD	870	667,985
1.25%, 08/01/17	CAD	420	324,755
1.25%, 02/01/18	CAD	250	193,971
1.25%, 03/01/18	CAD	825	640,260
1.25%, 09/01/18	CAD	960	746,978

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2015

Security		Principal (000s)	Value
1.50%, 02/01/17	CAD	825	$637,986
1.50%, 03/01/17	CAD	725	561,069
1.50%, 09/01/17	CAD	500	388,598
1.50%, 03/01/20	CAD	500	393,993
1.50%, 06/01/23	CAD	780	602,816
1.50%, 06/01/26	CAD	550	412,284
1.75%, 03/01/19	CAD	725	574,023
1.75%, 09/01/19	CAD	650	516,065
2.00%, 06/01/16	CAD	20	15,417
2.25%, 06/01/25	CAD	935	758,877
2.50%, 06/01/24	CAD	1,000	828,950
2.75%, 09/01/16	CAD	550	428,049
2.75%, 06/01/22	CAD	988	830,301
2.75%, 12/01/48	CAD	400	334,793
2.75%, 12/01/64	CAD	200	173,831
3.25%, 06/01/21	CAD	425	364,390
3.50%, 06/01/20	CAD	789	675,726
3.50%, 12/01/45	CAD	1,170	1,124,080
3.75%, 06/01/19	CAD	991	839,757
4.00%, 06/01/16	CAD	260	202,712
4.00%, 06/01/17	CAD	819	659,640
4.00%, 06/01/41	CAD	940	949,671
4.25%, 06/01/18	CAD	579	483,864
5.00%, 06/01/37	CAD	748	834,821
5.75%, 06/01/29	CAD	809	897,574
5.75%, 06/01/33	CAD	800	932,331
8.00%, 06/01/27	CAD	370	466,656
9.00%, 06/01/25	CAD	45	57,261

			20,079,039

DENMARK — 4.52%
Denmark Government Bond
1.50%, 11/15/23	DKK	15,377	2,450,932
1.75%, 11/15/25	DKK	8,990	1,448,411
2.50%, 11/15/16	DKK	4,786	730,825
3.00%, 11/15/21	DKK	22,759	3,921,516
4.00%, 11/15/15	DKK	5	767
4.00%, 11/15/17	DKK	13,688	2,208,211
4.00%, 11/15/19	DKK	21,702	3,736,717
4.50%, 11/15/39	DKK	26,107	6,388,432
7.00%, 11/10/24	DKK	3,969	917,766

			21,803,577

Security		Principal (000s)	Value
FINLAND — 3.58%
Finland Government Bond
0.38%, 09/15/20[b]	EUR	520	$584,651
0.75%, 04/15/31[b]	EUR	475	492,856
0.88%, 09/15/25[b]	EUR	800	891,519
1.13%, 09/15/18[b]	EUR	1,185	1,359,800
1.50%, 04/15/23[b]	EUR	988	1,179,164
1.63%, 09/15/22[b]	EUR	1,080	1,300,943
1.75%, 04/15/16[b]	EUR	18	20,067
1.88%, 04/15/17[b]	EUR	1,105	1,259,468
2.00%, 04/15/24[b]	EUR	900	1,111,857
2.63%, 07/04/42[b]	EUR	755	1,076,458
2.75%, 07/04/28[b]	EUR	992	1,328,651
3.38%, 04/15/20[b]	EUR	1,045	1,329,900
3.50%, 04/15/21[b]	EUR	969	1,268,854
3.88%, 09/15/17[b]	EUR	1,249	1,487,529
4.00%, 07/04/25[b]	EUR	1,059	1,529,897
4.38%, 07/04/19[b]	EUR	810	1,043,210

			17,264,824

FRANCE — 6.47%
France Government Bond OAT
0.00%, 05/25/20[a]	EUR	400	441,352
0.50%, 11/25/19[a]	EUR	400	451,669
0.50%, 05/25/25[a]	EUR	1,400	1,506,270
1.00%, 05/25/18[a]	EUR	100	113,876
1.00%, 11/25/18[a]	EUR	500	572,032
1.00%, 05/25/19[a]	EUR	75	86,104
1.00%, 11/25/25[a]	EUR	50	55,908
1.75%, 05/25/23[a]	EUR	630	762,791
1.75%, 11/25/24[a]	EUR	1,171	1,413,403
2.25%, 10/25/22[a]	EUR	463	578,246
2.25%, 05/25/24[a]	EUR	455	572,055
2.50%, 10/25/20[a]	EUR	866	1,071,234
2.50%, 05/25/30[a]	EUR	625	801,493
2.75%, 10/25/27[a]	EUR	652	854,282
3.00%, 04/25/22[a]	EUR	625	810,795
3.25%, 04/25/16[a]	EUR	3	2,808
3.25%, 10/25/21[a]	EUR	550	717,480
3.25%, 05/25/45[a]	EUR	275	407,348
3.50%, 04/25/20[a]	EUR	580	741,480
3.50%, 04/25/26[a]	EUR	579	805,922
3.75%, 04/25/17[a]	EUR	473	552,987
3.75%, 10/25/19[a]	EUR	1,160	1,475,929

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2015

Security		Principal (000s)	Value
3.75%, 04/25/21[a]	EUR	550	$727,574
4.00%, 04/25/18[a]	EUR	825	1,006,756
4.00%, 10/25/38[a]	EUR	666	1,072,205
4.00%, 04/25/55[a]	EUR	309	541,434
4.00%, 04/25/60[a]	EUR	722	1,287,849
4.25%, 10/25/17[a]	EUR	360	433,319
4.25%, 10/25/18[a]	EUR	1,949	2,437,628
4.25%, 04/25/19[a]	EUR	150	190,964
4.25%, 10/25/23[a]	EUR	1,065	1,522,988
4.50%, 04/25/41[a]	EUR	179	314,398
4.75%, 04/25/35[a]	EUR	440	753,333
5.00%, 10/25/16[a]	EUR	991	1,150,908
5.50%, 04/25/29[a]	EUR	650	1,105,708
5.75%, 10/25/32[a]	EUR	856	1,571,255
6.00%, 10/25/25[a]	EUR	325	539,012
8.50%, 10/25/19[a]	EUR	250	370,574
8.50%, 04/25/23[a]	EUR	335	591,242
French Treasury Note BTAN
1.00%, 07/25/17[a]	EUR	325	366,876
1.75%, 02/25/17[a]	EUR	375	425,241
2.25%, 02/25/16[a]	EUR	5	5,566
2.50%, 07/25/16[a]	EUR	25	28,168

			31,238,462

GERMANY — 6.10%
Bundesobligation
0.25%, 04/13/18[a]	EUR	660	739,010
0.25%, 10/11/19[a]	EUR	475	534,059
0.25%, 10/16/20[a]	EUR	400	448,992
0.50%, 04/07/17[a]	EUR	928	1,037,054
0.50%, 02/23/18[a]	EUR	325	365,702
1.00%, 10/12/18[a]	EUR	340	389,754
1.25%, 10/14/16[a]	EUR	227	254,441
2.00%, 02/26/16[a]	EUR	60	66,761
2.75%, 04/08/16[a]	EUR	180	201,454
Bundesrepublik Deutschland
0.50%, 02/15/25[a]	EUR	625	692,695
1.00%, 08/15/24[a]	EUR	510	593,512
1.00%, 08/15/25[a]	EUR	250	288,696
1.50%, 09/04/22[a]	EUR	555	671,232
1.50%, 02/15/23[a]	EUR	405	490,726
1.50%, 05/15/23[a]	EUR	425	515,177
1.50%, 05/15/24[a]	EUR	425	515,445
1.75%, 07/04/22[a]	EUR	624	765,756

Security		Principal (000s)	Value
1.75%, 02/15/24[a]	EUR	325	$401,543
2.00%, 01/04/22[a]	EUR	555	687,641
2.00%, 08/15/23[a]	EUR	613	769,663
2.25%, 09/04/20[a]	EUR	621	764,236
2.25%, 09/04/21[a]	EUR	478	597,715
2.50%, 01/04/21[a]	EUR	740	926,349
2.50%, 07/04/44[a]	EUR	412	596,125
2.50%, 08/15/46[a]	EUR	348	505,516
3.00%, 07/04/20[a]	EUR	200	253,217
3.25%, 01/04/20[a]	EUR	1,507	1,902,992
3.25%, 07/04/21[a]	EUR	375	491,235
3.25%, 07/04/42[a]	EUR	364	590,022
3.50%, 01/04/16[a]	EUR	300	333,503
3.50%, 07/04/19[a]	EUR	681	855,143
3.75%, 01/04/19[a]	EUR	683	851,130
4.00%, 07/04/16[a]	EUR	980	1,113,712
4.00%, 01/04/18[a]	EUR	590	712,982
4.00%, 01/04/37[a]	EUR	539	917,168
4.25%, 07/04/17[a]	EUR	781	928,512
4.25%, 07/04/18[a]	EUR	780	966,513
4.25%, 07/04/39[a]	EUR	350	633,193
4.75%, 07/04/28[a]	EUR	264	434,795
4.75%, 07/04/34[a]	EUR	491	883,330
4.75%, 07/04/40[a]	EUR	382	744,581
5.50%, 01/04/31[a]	EUR	417	762,469
5.63%, 01/04/28[a]	EUR	365	637,400
6.00%, 06/20/16[a]	EUR	450	516,882
6.25%, 01/04/24[a]	EUR	125	204,967
6.25%, 01/04/30[a]	EUR	225	430,637
6.50%, 07/04/27[a]	EUR	250	459,536

			29,443,173

IRELAND — 4.06%
Ireland Government Bond
0.80%, 03/15/22[a]	EUR	1,130	1,271,537
2.00%, 02/18/45[a]	EUR	1,195	1,290,786
2.40%, 05/15/30[a]	EUR	1,110	1,351,198
3.40%, 03/18/24[a]	EUR	1,375	1,817,077
3.90%, 03/20/23[a]	EUR	938	1,269,800
4.40%, 06/18/19	EUR	1,159	1,483,585
4.50%, 10/18/18	EUR	1,761	2,209,142
4.50%, 04/18/20	EUR	1,756	2,310,936
4.60%, 04/18/16	EUR	66	74,525
5.00%, 10/18/20	EUR	1,245	1,694,558

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2015

Security		Principal (000s)	Value
5.40%, 03/13/25	EUR	1,943	$2,959,567
5.50%, 10/18/17	EUR	391	479,932
5.90%, 10/18/19	EUR	1,014	1,376,279

			19,588,922

ITALY — 6.20%
Italy Buoni Poliennali Del Tesoro
0.75%, 01/15/18	EUR	100	112,063
1.05%, 12/01/19	EUR	325	368,215
1.15%, 05/15/17	EUR	345	387,584
1.35%, 04/15/22	EUR	325	367,331
1.50%, 12/15/16	EUR	75	84,239
1.50%, 08/01/19	EUR	450	518,547
1.50%, 06/01/25	EUR	400	442,658
1.65%, 03/01/32[b]	EUR	225	237,205
2.00%, 12/01/25	EUR	150	172,284
2.15%, 12/15/21	EUR	390	462,597
2.50%, 05/01/19	EUR	347	412,962
2.50%, 12/01/24	EUR	595	715,400
2.75%, 11/15/16	EUR	90	102,246
3.25%, 09/01/46[b]	EUR	475	600,243
3.50%, 11/01/17	EUR	241	284,494
3.50%, 06/01/18	EUR	297	356,447
3.50%, 12/01/18	EUR	525	638,876
3.50%, 03/01/30[b]	EUR	380	499,472
3.75%, 03/01/21	EUR	399	510,943
3.75%, 05/01/21	EUR	400	513,165
3.75%, 08/01/21[a]	EUR	651	837,003
3.75%, 09/01/24	EUR	350	460,832
4.00%, 02/01/17	EUR	199	230,775
4.00%, 09/01/20	EUR	466	599,091
4.00%, 02/01/37[a]	EUR	528	741,055
4.25%, 02/01/19[a]	EUR	570	711,372
4.25%, 09/01/19	EUR	564	715,537
4.25%, 03/01/20	EUR	550	706,649
4.50%, 02/01/18	EUR	372	451,519
4.50%, 08/01/18	EUR	640	791,084
4.50%, 03/01/19	EUR	423	533,155
4.50%, 02/01/20[a]	EUR	489	632,375
4.50%, 05/01/23	EUR	397	542,107
4.50%, 03/01/24	EUR	525	723,330
4.50%, 03/01/26[a]	EUR	459	646,466
4.75%, 05/01/17	EUR	194	229,389
4.75%, 06/01/17	EUR	343	406,975

Security		Principal (000s)	Value
4.75%, 09/01/21	EUR	524	$707,354
4.75%, 08/01/23[b]	EUR	620	862,508
4.75%, 09/01/28[b]	EUR	372	545,119
4.75%, 09/01/44[b]	EUR	299	477,820
5.00%, 03/01/22	EUR	439	605,872
5.00%, 03/01/25[b]	EUR	479	690,816
5.00%, 08/01/34[a]	EUR	477	748,002
5.00%, 08/01/39[a]	EUR	426	686,564
5.00%, 09/01/40[a]	EUR	612	985,793
5.25%, 08/01/17[a]	EUR	361	435,065
5.25%, 11/01/29	EUR	634	983,824
5.50%, 09/01/22	EUR	338	482,896
5.50%, 11/01/22	EUR	457	653,963
5.75%, 02/01/33	EUR	317	530,906
6.00%, 05/01/31	EUR	598	1,006,140
6.50%, 11/01/27	EUR	484	803,078
7.25%, 11/01/26	EUR	279	481,346
9.00%, 11/01/23	EUR	251	440,722
Italy Government International Bond
5.75%, 07/25/16[a]	EUR	50	57,453

			29,930,926

JAPAN — 22.17%
Japan Government Five Year Bond
0.10%, 12/20/17	JPY	83,900	696,653
0.10%, 03/20/18	JPY	57,500	477,559
0.10%, 06/20/19	JPY	111,950	930,723
0.10%, 09/20/19	JPY	14,100	117,227
0.10%, 03/20/20	JPY	93,800	779,836
0.20%, 03/20/17	JPY	19,750	164,111
0.20%, 06/20/17	JPY	245,150	2,038,072
0.20%, 09/20/17	JPY	136,400	1,134,547
0.20%, 12/20/17	JPY	100,000	832,103
0.20%, 09/20/18	JPY	102,700	855,693
0.20%, 12/20/18	JPY	181,000	1,508,791
0.20%, 03/20/19	JPY	152,250	1,269,728
0.20%, 06/20/19	JPY	50	417
0.20%, 09/20/19	JPY	47,600	397,272
0.30%, 12/20/16	JPY	62,750	521,744
0.30%, 03/20/17	JPY	45,300	376,931
0.30%, 03/20/18	JPY	120,000	1,001,357
0.30%, 06/20/18	JPY	75,000	626,315
0.30%, 09/20/18	JPY	48,000	401,080
0.40%, 09/20/16	JPY	41,000	340,962

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2015

Security		Principal (000s)	Value
0.40%, 12/20/16	JPY	28,800	$239,732
0.40%, 06/20/18	JPY	30,500	255,363
Japan Government Forty Year Bond
1.40%, 03/20/55	JPY	49,500	401,529
1.70%, 03/20/54	JPY	15,000	133,110
1.90%, 03/20/53	JPY	25,900	242,742
2.00%, 03/20/52	JPY	41,300	396,990
2.20%, 03/20/49	JPY	32,200	324,236
2.20%, 03/20/50	JPY	32,850	330,814
2.20%, 03/20/51	JPY	48,050	484,418
2.40%, 03/20/48	JPY	22,750	238,762
Japan Government Ten Year Bond
0.30%, 12/20/24	JPY	42,850	357,145
0.40%, 03/20/25	JPY	89,850	754,442
0.40%, 06/20/25	JPY	101,600	851,798
0.40%, 09/20/25	JPY	101,200	847,061
0.50%, 09/20/24	JPY	71,350	605,933
0.50%, 12/20/24	JPY	30,500	258,727
0.60%, 03/20/23	JPY	111,600	957,934
0.60%, 09/20/23	JPY	66,850	573,816
0.60%, 12/20/23	JPY	145,550	1,248,697
0.60%, 03/20/24	JPY	80,700	691,903
0.60%, 06/20/24	JPY	99,000	848,205
0.70%, 12/20/22	JPY	28,550	246,892
0.80%, 09/20/20	JPY	100,000	859,532
0.80%, 06/20/22	JPY	143,850	1,249,418
0.80%, 09/20/22	JPY	193,250	1,680,839
0.80%, 12/20/22	JPY	161,250	1,403,901
0.80%, 06/20/23	JPY	129,200	1,125,226
0.80%, 09/20/23	JPY	51,250	446,528
0.90%, 06/20/22	JPY	245,100	2,142,236
1.00%, 09/20/20	JPY	86,550	750,910
1.00%, 09/20/21	JPY	87,750	767,408
1.00%, 12/20/21	JPY	106,250	930,976
1.00%, 03/20/22	JPY	155,800	1,367,670
1.10%, 06/20/20	JPY	75,000	652,063
1.10%, 03/20/21	JPY	28,950	253,465
1.10%, 06/20/21	JPY	26,950	236,479
1.10%, 09/20/21	JPY	9,000	79,146
1.10%, 12/20/21	JPY	87,550	771,550
1.20%, 12/20/20	JPY	176,500	1,549,397
1.20%, 06/20/21	JPY	123,400	1,088,538
1.30%, 03/20/18	JPY	29,000	247,697

Security		Principal (000s)	Value
1.30%, 12/20/18	JPY	168,800	$1,455,184
1.30%, 03/20/19	JPY	108,050	934,320
1.30%, 12/20/19	JPY	126,300	1,101,612
1.30%, 03/20/20	JPY	15,650	136,878
1.30%, 06/20/20	JPY	62,200	545,535
1.30%, 03/20/21	JPY	92,850	821,173
1.40%, 12/20/18	JPY	141,100	1,220,037
1.40%, 06/20/19	JPY	50,000	435,202
1.40%, 09/20/19	JPY	33,700	294,189
1.40%, 03/20/20	JPY	49,600	435,609
1.50%, 12/20/17	JPY	135,850	1,161,527
1.50%, 06/20/18	JPY	35,150	302,705
1.50%, 09/20/18	JPY	75,000	648,136
1.50%, 06/20/19	JPY	96,100	839,341
1.70%, 09/20/16	JPY	5,000	42,054
1.70%, 12/20/16	JPY	43,050	363,571
1.70%, 03/20/17	JPY	163,900	1,389,880
1.70%, 09/20/17	JPY	127,100	1,086,841
1.70%, 06/20/18	JPY	21,100	182,627
1.80%, 06/20/17	JPY	100,000	852,902
1.80%, 06/20/18	JPY	21,900	190,027
1.90%, 06/20/17	JPY	118,150	1,009,290
Japan Government Thirty Year Bond
1.10%, 03/20/33	JPY	53,500	459,419
1.40%, 09/20/45	JPY	3,300	27,696
1.50%, 12/20/44	JPY	30,850	265,884
1.50%, 03/20/45	JPY	64,500	555,440
1.60%, 06/20/45	JPY	25,650	225,950
1.70%, 12/20/43	JPY	32,550	294,378
1.70%, 03/20/44	JPY	14,900	134,686
1.70%, 06/20/44	JPY	34,000	306,858
1.70%, 09/20/44	JPY	54,550	492,069
1.80%, 11/22/32	JPY	50,650	483,415
1.80%, 03/20/43	JPY	48,750	450,669
1.80%, 09/20/43	JPY	29,450	272,072
1.90%, 09/20/42	JPY	55,200	520,909
1.90%, 06/20/43	JPY	42,100	397,064
2.00%, 09/20/40	JPY	73,650	707,919
2.00%, 09/20/41	JPY	80,400	773,785
2.00%, 03/20/42	JPY	83,350	802,191
2.20%, 09/20/39	JPY	56,150	559,439
2.20%, 03/20/41	JPY	68,400	682,368
2.30%, 06/20/35	JPY	20,050	202,914

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2015

Security		Principal (000s)	Value
2.30%, 12/20/36	JPY	10,650	$107,328
2.30%, 03/20/39	JPY	63,100	638,958
2.30%, 03/20/40	JPY	64,700	656,023
2.40%, 11/20/31	JPY	46,600	481,543
2.40%, 03/20/34	JPY	5,700	58,775
2.40%, 12/20/34	JPY	38,000	390,694
2.40%, 03/20/37	JPY	60,100	614,855
2.40%, 09/20/38	JPY	57,050	586,158
2.50%, 06/20/34	JPY	9,800	102,344
2.50%, 09/20/34	JPY	68,100	710,588
2.50%, 09/20/35	JPY	42,450	441,455
2.50%, 03/20/36	JPY	4,150	43,120
2.50%, 09/20/36	JPY	36,900	383,341
2.50%, 09/20/37	JPY	38,250	398,022
2.50%, 03/20/38	JPY	68,000	708,953
2.90%, 11/20/30	JPY	25,000	272,461
Japan Government Twenty Year Bond
0.80%, 06/20/23	JPY	8,850	77,076
1.20%, 12/20/34	JPY	92,050	787,286
1.20%, 03/20/35	JPY	100,050	853,221
1.20%, 09/20/35	JPY	98,100	831,608
1.30%, 06/20/35	JPY	81,300	702,828
1.40%, 09/20/34	JPY	96,000	850,782
1.50%, 03/20/33	JPY	46,400	423,296
1.50%, 03/20/34	JPY	71,300	645,207
1.50%, 06/20/34	JPY	81,000	731,380
1.60%, 06/20/30	JPY	27,700	259,704
1.60%, 03/20/33	JPY	33,700	311,911
1.60%, 12/20/33	JPY	121,450	1,117,944
1.70%, 12/20/31	JPY	1,600	15,125
1.70%, 09/20/32	JPY	140,100	1,319,268
1.70%, 12/20/32	JPY	65,950	620,124
1.70%, 06/20/33	JPY	58,600	549,289
1.70%, 09/20/33	JPY	64,000	598,908
1.80%, 06/20/30	JPY	22,250	213,838
1.80%, 09/20/30	JPY	7,450	71,561
1.80%, 09/20/31	JPY	118,150	1,132,957
1.80%, 12/20/31	JPY	35,800	342,956
1.80%, 03/20/32	JPY	4,750	45,455
1.80%, 12/20/32	JPY	12,400	118,232
1.90%, 06/20/22	JPY	15,000	139,392
1.90%, 03/20/24	JPY	18,050	170,936
1.90%, 03/20/25	JPY	14,500	138,504

Security		Principal (000s)	Value
1.90%, 06/20/25	JPY	19,200	$183,692
1.90%, 12/20/28	JPY	63,050	612,198
1.90%, 03/20/29	JPY	47,350	459,790
1.90%, 09/20/30	JPY	22,400	217,836
1.90%, 03/20/31	JPY	1,250	12,151
1.90%, 06/20/31	JPY	24,400	237,036
2.00%, 12/20/24	JPY	23,300	223,927
2.00%, 03/20/25	JPY	7,050	67,877
2.00%, 06/20/25	JPY	13,800	133,102
2.00%, 09/20/25	JPY	20,650	199,503
2.00%, 12/20/25	JPY	10,800	104,551
2.00%, 03/20/27	JPY	15,050	146,660
2.00%, 06/20/30	JPY	43,700	430,004
2.00%, 12/20/30	JPY	4,050	39,856
2.00%, 03/20/31	JPY	8,300	81,699
2.10%, 12/20/21	JPY	41,850	390,097
2.10%, 03/20/24	JPY	36,900	354,644
2.10%, 09/20/24	JPY	28,400	274,222
2.10%, 03/20/25	JPY	47,750	463,366
2.10%, 06/20/25	JPY	14,150	137,645
2.10%, 09/20/25	JPY	18,850	183,616
2.10%, 12/20/25	JPY	500	4,881
2.10%, 03/20/26	JPY	9,600	93,862
2.10%, 12/20/26	JPY	32,000	314,365
2.10%, 03/20/27	JPY	51,350	505,309
2.10%, 06/20/27	JPY	5,450	53,721
2.10%, 09/20/27	JPY	11,450	112,979
2.10%, 12/20/27	JPY	73,850	729,755
2.10%, 06/20/28	JPY	18,450	182,697
2.10%, 09/20/28	JPY	54,750	542,827
2.10%, 12/20/28	JPY	43,000	426,554
2.10%, 03/20/29	JPY	46,500	461,740
2.10%, 06/20/29	JPY	55,850	554,788
2.10%, 09/20/29	JPY	74,900	744,705
2.10%, 12/20/29	JPY	59,950	596,157
2.10%, 03/20/30	JPY	62,300	619,954
2.10%, 12/20/30	JPY	42,750	425,878
2.20%, 09/21/20	JPY	72,000	659,566
2.20%, 03/20/24	JPY	14,750	142,771
2.20%, 06/20/24	JPY	50,000	485,208
2.20%, 03/20/26	JPY	10,700	105,509
2.20%, 06/20/26	JPY	300	2,965
2.20%, 09/20/26	JPY	21,200	209,841

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2015

Security		Principal (000s)	Value
2.20%, 09/20/27	JPY	19,050	$189,756
2.20%, 03/20/28	JPY	50,000	499,316
2.20%, 09/20/28	JPY	59,100	591,896
2.20%, 06/20/29	JPY	24,450	245,604
2.20%, 12/20/29	JPY	56,650	569,847
2.20%, 03/20/30	JPY	67,200	676,550
2.20%, 03/20/31	JPY	84,850	855,440
2.30%, 03/20/26	JPY	400	3,978
2.30%, 06/20/26	JPY	16,050	159,979
2.30%, 06/20/27	JPY	24,000	241,124
2.30%, 06/20/28	JPY	16,100	162,706
2.40%, 06/20/24	JPY	50,000	492,244
2.40%, 03/20/28	JPY	15,000	152,798
2.40%, 06/20/28	JPY	50,000	510,242
2.60%, 03/20/18	JPY	40,000	351,831
Japan Government Two Year Bond
0.10%, 04/15/17	JPY	148,400	1,231,520

			106,955,855

NETHERLANDS — 4.41%
Netherlands Government Bond
0.00%, 04/15/16[b]	EUR	420	464,569
0.00%, 04/15/18[b]	EUR	150	166,649
0.25%, 01/15/20	EUR	360	403,375
0.25%, 07/15/25[b]	EUR	570	604,005
0.50%, 04/15/17[b]	EUR	570	637,033
1.25%, 01/15/18[b]	EUR	676	771,596
1.25%, 01/15/19[b]	EUR	625	722,265
1.75%, 07/15/23[b]	EUR	928	1,131,322
2.00%, 07/15/24[b]	EUR	620	770,600
2.25%, 07/15/22[b]	EUR	683	856,240
2.50%, 01/15/17[b]	EUR	915	1,044,966
2.50%, 01/15/33[b]	EUR	809	1,083,316
2.75%, 01/15/47[b]	EUR	530	782,910
3.25%, 07/15/21[b]	EUR	1,075	1,401,308
3.50%, 07/15/20[b]	EUR	1,296	1,669,961
3.75%, 01/15/23	EUR	681	938,482
3.75%, 01/15/42[b]	EUR	816	1,393,941
4.00%, 07/15/16[b]	EUR	275	312,862
4.00%, 07/15/18[b]	EUR	725	892,575
4.00%, 07/15/19[b]	EUR	802	1,021,993
4.00%, 01/15/37[b]	EUR	902	1,513,445
4.50%, 07/15/17[b]	EUR	680	812,987

Security		Principal (000s)	Value
5.50%, 01/15/28	EUR	825	$1,400,109
7.50%, 01/15/23	EUR	288	482,420

			21,278,929

NORWAY — 1.86%
Norway Government Bond
1.75%, 03/13/25[b]	NOK	6,150	737,273
2.00%, 05/24/23[b]	NOK	12,786	1,579,096
3.00%, 03/14/24[b]	NOK	9,275	1,226,662
3.75%, 05/25/21[b]	NOK	13,681	1,847,417
4.25%, 05/19/17[b]	NOK	14,154	1,764,861
4.50%, 05/22/19[b]	NOK	13,543	1,808,977

			8,964,286

PORTUGAL — 4.44%
Portugal Obrigacoes do Tesouro OT
2.20%, 10/17/22[b]	EUR	400	446,221
2.88%, 10/15/25[b]	EUR	1,565	1,780,114
3.85%, 04/15/21[b]	EUR	1,665	2,054,467
3.88%, 02/15/30[b]	EUR	980	1,183,110
4.10%, 04/15/37[b]	EUR	1,356	1,664,933
4.10%, 02/15/45[b]	EUR	500	606,301
4.20%, 10/15/16[b]	EUR	781	896,664
4.35%, 10/16/17[b]	EUR	1,283	1,527,519
4.45%, 06/15/18[b]	EUR	1,848	2,246,832
4.75%, 06/14/19[b]	EUR	1,819	2,279,629
4.80%, 06/15/20[b]	EUR	1,883	2,405,012
4.95%, 10/25/23[b]	EUR	1,200	1,588,853
5.65%, 02/15/24[b]	EUR	1,958	2,698,193
6.40%, 02/15/16[b]	EUR	17	19,656

			21,397,504

SPAIN — 4.67%
Spain Government Bond
0.25%, 04/30/18	EUR	650	719,279
0.50%, 10/31/17	EUR	175	194,955
1.40%, 01/31/20	EUR	235	269,230
1.60%, 04/30/25[b]	EUR	525	580,092
1.95%, 07/30/30[b]	EUR	250	267,734
2.10%, 04/30/17	EUR	740	842,978
2.15%, 10/31/25[b]	EUR	250	288,149
2.75%, 04/30/19	EUR	771	922,694
2.75%, 10/31/24[b]	EUR	315	382,325
3.75%, 10/31/18	EUR	625	762,975
3.80%, 01/31/17[b]	EUR	681	788,075

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2015

Security		Principal (000s)	Value
3.80%, 04/30/24[b]	EUR	425	$554,820
4.00%, 04/30/20[b]	EUR	681	865,430
4.10%, 07/30/18[b]	EUR	640	782,287
4.20%, 01/31/37[b]	EUR	538	751,239
4.25%, 10/31/16	EUR	420	483,720
4.30%, 10/31/19[b]	EUR	652	829,930
4.40%, 10/31/23[b]	EUR	640	867,007
4.50%, 01/31/18	EUR	552	669,304
4.60%, 07/30/19[b]	EUR	689	879,787
4.65%, 07/30/25[b]	EUR	495	693,850
4.70%, 07/30/41[b]	EUR	318	479,711
4.80%, 01/31/24[b]	EUR	456	634,897
4.85%, 10/31/20[b]	EUR	494	657,058
4.90%, 07/30/40[b]	EUR	341	528,194
5.15%, 10/31/28[b]	EUR	380	566,942
5.15%, 10/31/44[b]	EUR	235	381,019
5.40%, 01/31/23[b]	EUR	859	1,220,492
5.50%, 07/30/17[b]	EUR	582	704,137
5.50%, 04/30/21[b]	EUR	716	989,433
5.75%, 07/30/32	EUR	451	736,024
5.85%, 01/31/22[b]	EUR	546	780,055
5.90%, 07/30/26[b]	EUR	400	618,085
6.00%, 01/31/29	EUR	518	832,518

			22,524,425

SWEDEN — 3.34%
Sweden Government Bond
1.50%, 11/13/23	SEK	19,215	2,448,783
2.50%, 05/12/25	SEK	14,275	1,971,581
3.00%, 07/12/16	SEK	4,180	504,204
3.50%, 06/01/22	SEK	17,845	2,548,040
3.50%, 03/30/39	SEK	10,435	1,637,313
3.75%, 08/12/17	SEK	4,475	566,659
4.25%, 03/12/19	SEK	27,085	3,679,767
5.00%, 12/01/20	SEK	18,625	2,748,348

			16,104,695

SWITZERLAND — 2.27%
Switzerland Government Bond
1.50%, 04/30/42[a]	CHF	50	63,556
2.00%, 04/28/21[a]	CHF	1,100	1,285,742
2.25%, 07/06/20[a]	CHF	1,087	1,263,930
3.00%, 01/08/18[a]	CHF	1,930	2,127,454
3.00%, 05/12/19[a]	CHF	1,417	1,639,738

Security		Principal (000s)	Value
4.00%, 02/11/23[a]	CHF	1,098	$1,486,797
4.00%, 04/08/28[a]	CHF	1,325	2,023,893
4.25%, 06/05/17[a]	CHF	968	1,062,812

			10,953,922

UNITED KINGDOM — 5.34%
United Kingdom Gilt
1.00%, 09/07/17[a]	GBP	549	853,712
1.25%, 07/22/18[a]	GBP	850	1,328,420
1.50%, 01/22/21[a]	GBP	50	77,651
1.75%, 01/22/17[a]	GBP	43	67,080
1.75%, 07/22/19[a]	GBP	400	633,001
1.75%, 09/07/22[a]	GBP	530	827,475
2.00%, 07/22/20[a]	GBP	625	997,201
2.00%, 09/07/25[a]	GBP	350	544,361
2.25%, 09/07/23[a]	GBP	588	944,119
2.75%, 09/07/24[a]	GBP	425	706,001
3.25%, 01/22/44[a]	GBP	453	788,604
3.50%, 01/22/45[a]	GBP	398	725,034
3.50%, 07/22/68[a]	GBP	350	696,809
3.75%, 09/07/19[a]	GBP	325	553,201
3.75%, 09/07/20[a]	GBP	772	1,332,220
3.75%, 09/07/21[a]	GBP	314	549,199
3.75%, 07/22/52[a]	GBP	597	1,185,692
4.00%, 03/07/22[a]	GBP	325	579,523
4.00%, 01/22/60[a]	GBP	251	541,829
4.25%, 12/07/27[a]	GBP	244	465,903
4.25%, 06/07/32[a]	GBP	351	684,122
4.25%, 03/07/36[a]	GBP	365	718,766
4.25%, 09/07/39[a]	GBP	229	458,296
4.25%, 12/07/40[a]	GBP	345	695,766
4.25%, 12/07/46[a]	GBP	305	638,019
4.25%, 12/07/49[a]	GBP	300	641,973
4.25%, 12/07/55[a]	GBP	307	682,418
4.50%, 03/07/19[a]	GBP	241	417,238
4.50%, 09/07/34[a]	GBP	402	812,758
4.50%, 12/07/42[a]	GBP	448	948,831
4.75%, 03/07/20[a]	GBP	375	667,947
4.75%, 12/07/30[a]	GBP	346	706,014
4.75%, 12/07/38[a]	GBP	308	658,141
5.00%, 03/07/18[a]	GBP	485	825,623
5.00%, 03/07/25[a]	GBP	383	753,652
6.00%, 12/07/28[a]	GBP	205	460,321

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL TREASURY BOND ETF

October 31, 2015

Security		Principal or Shares (000s)	Value
8.00%, 06/07/21[a]	GBP	171	$358,400
8.75%, 08/25/17[a]	GBP	125	221,934

			25,747,254

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $507,587,896)			467,846,800

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d]		39	39,320

			39,320

TOTAL SHORT-TERM INVESTMENTS
(Cost: $39,320)			39,320

TOTAL INVESTMENTS IN SECURITIES — 96.99%
(Cost: $507,627,216)			467,886,120
Other Assets, Less Liabilities — 3.01%			14,537,392

NET ASSETS — 100.00%			$482,423,512

AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
SEK	— Swedish Krona

[a]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2015

	iShares 1-3 Year International Treasury Bond ETF	iShares International Treasury Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$135,603,953	$507,587,896
Affiliated (Note 2)	5,854	39,320

Total cost of investments	$135,609,807	$507,627,216

Investments in securities, at fair value (Note 1):
Unaffiliated	$123,865,201	$467,846,800
Affiliated (Note 2)	5,854	39,320

Total fair value of investments	123,871,055	467,886,120
Foreign currency, at value[a]	1,816,752	8,582,720
Receivables:
Investment securities sold	4,217,785	1,163,186
Due from custodian (Note 4)	—	1,021,993
Interest	1,064,300	4,813,229
Capital shares sold	—	4,523,345
Tax reclaims	147,377	348,093

Total Assets	131,117,269	488,338,686

LIABILITIES
Payables:
Investment securities purchased	4,754,868	5,775,001
Investment advisory fees (Note 2)	39,103	140,173

Total Liabilities	4,793,971	5,915,174

NET ASSETS	$126,323,298	$482,423,512

Net assets consist of:
Paid-in capital	$146,959,092	$533,382,170
Undistributed net investment income (accumulated net investment loss)	16	(24,508)
Accumulated net realized loss	(8,821,549)	(11,083,100)
Net unrealized depreciation	(11,814,261)	(39,851,050)

NET ASSETS	$126,323,298	$482,423,512

Shares outstanding[b]	1,600,000	5,300,000

Net asset value per share	$78.95	$91.02

[a]	Cost of foreign currency: $1,867,339 and $8,617,089, respectively.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2015

	iShares 1-3 Year International Treasury Bond ETF	iShares International Treasury Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated	$813,116	$8,156,509
Interest — affiliated (Note 2)	18	63

Total investment income	813,134	8,156,572

EXPENSES
Investment advisory fees (Note 2)	526,304	1,651,467

Total expenses	526,304	1,651,467

Net investment income	286,830	6,505,105

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(11,966,501)	(6,028,639)
In-kind redemptions — unaffiliated	(3,416,960)	(6,197,604)
Foreign currency transactions	(412,609)	(1,740,669)

Net realized loss	(15,796,070)	(13,966,912)

Net change in unrealized appreciation/depreciation on:
Investments	(1,534,860)	(31,581,061)
Translation of assets and liabilities in foreign currencies	77,314	490,641

Net change in unrealized appreciation/depreciation	(1,457,546)	(31,090,420)

Net realized and unrealized loss	(17,253,616)	(45,057,332)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(16,966,786)	$(38,552,227)

See notes to financial statements.

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares 1-3 Year International Treasury Bond ETF		iShares International Treasury Bond ETF
	Year ended October 31, 2015	Year ended October 31, 2014	Year ended October 31, 2015	Year ended October 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$286,830	$1,035,742	$6,505,105	$9,326,625
Net realized gain (loss)	(15,796,070)	(152,736)	(13,966,912)	748,265
Net change in unrealized appreciation/depreciation	(1,457,546)	(14,605,572)	(31,090,420)	(18,379,229)

Net decrease in net assets resulting from operations	(16,966,786)	(13,722,566)	(38,552,227)	(8,304,339)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(368,363)	(596,521)	—	(9,062,420)
Return of capital	(1,206)	—	(1,302,170)	—

Total distributions to shareholders	(369,569)	(596,521)	(1,302,170)	(9,062,420)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,003,226	37,582,052	120,778,800	410,880,003
Cost of shares redeemed	(31,764,788)	(23,254,533)	(135,203,908)	(314,970,378)

Net increase (decrease) in net assets from capital share transactions	(23,761,562)	14,327,519	(14,425,108)	95,909,625

INCREASE (DECREASE) IN NET ASSETS	(41,097,917)	8,432	(54,279,505)	78,542,866

NET ASSETS
Beginning of year	167,421,215	167,412,783	536,703,017	458,160,151

End of year	$126,323,298	$167,421,215	$482,423,512	$536,703,017

Undistributed net investment income (accumulated net investment loss)	$16	$368,363	$(24,508)	$—

SHARES ISSUED AND REDEEMED
Shares sold	100,000	400,000	1,300,000	4,050,000
Shares redeemed	(400,000)	(250,000)	(1,450,000)	(3,100,000)

Net increase (decrease) in shares outstanding	(300,000)	150,000	(150,000)	950,000

See notes to financial statements.

FINANCIAL STATEMENTS	25

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares 1-3 Year International Treasury Bond ETF
	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012	Period from Mar. 1, 2011 to Oct. 31, 2011[a]	Year ended Feb. 28, 2011
Net asset value, beginning of period	$88.12	$95.66	$97.55	$104.25	$106.02	$102.17

Income from investment operations:
Net investment income[b]	0.15	0.55	0.98	2.28	1.75	1.24
Net realized and unrealized gain (loss)[c]	(9.12)	(7.77)	(2.23)	(6.05)	(1.23)	3.65

Total from investment operations	(8.97)	(7.22)	(1.25)	(3.77)	0.52	4.89

Less distributions from:
Net investment income	(0.20)	(0.32)	(0.33)	(2.93)	(2.29)	(1.04)
Return of capital	(0.00)[d]	—	(0.31)	—	—	—

Total distributions	(0.20)	(0.32)	(0.64)	(2.93)	(2.29)	(1.04)

Net asset value, end of period	$78.95	$88.12	$95.66	$97.55	$104.25	$106.02

Total return	(10.19)%	(7.57)%	(1.29)%	(3.62)%	0.48%[e]	4.82%

Ratios/Supplemental data:
Net assets, end of period (000s)	$126,323	$167,421	$167,413	$185,345	$166,794	$127,225
Ratio of expenses to average net assets[f]	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets[f]	0.19%	0.58%	1.04%	2.36%	2.44%	1.22%
Portfolio turnover rate[g]	53%	51%	74%	100%	57%	136%

[a]	The Fund’s fiscal year-end was changed from February 28 to October 31.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares International Treasury Bond ETF
	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012	Period from Mar. 1, 2011 to Oct. 31, 2011[a]	Year ended Feb. 28, 2011
Net asset value, beginning of period	$98.48	$101.81	$102.72	$104.49	$103.38	$101.75

Income from investment operations:
Net investment income[b]	1.28	1.69	2.01	2.91	2.08	2.37
Net realized and unrealized gain (loss)[c]	(8.49)	(3.32)	(1.43)	(1.63)	1.22	1.59

Total from investment operations	(7.21)	(1.63)	0.58	1.28	3.30	3.96

Less distributions from:
Net investment income	—	(1.70)	(1.49)	(3.05)	(2.19)	(2.33)
Return of capital	(0.25)	—	—	—	—	—

Total distributions	(0.25)	(1.70)	(1.49)	(3.05)	(2.19)	(2.33)

Net asset value, end of period	$91.02	$98.48	$101.81	$102.72	$104.49	$103.38

Total return	(7.33)%	(1.65)%	0.58%	1.35%	3.19%[d]	3.98%

Ratios/Supplemental data:
Net assets, end of period (000s)	$482,424	$536,703	$458,160	$349,251	$282,130	$186,079
Ratio of expenses to average net assets[e]	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets[e]	1.38%	1.65%	2.01%	2.93%	2.94%	2.35%
Portfolio turnover rate[f]	10%	28%	13%	48%	27%	72%

[a]	The Fund’s fiscal year-end was changed from February 28 to October 31.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
1-3 Year International Treasury Bond	Non-diversified
International Treasury Bond	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of October 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total
1-3 Year International Treasury Bond
Investments:
Assets:
Foreign Government Obligations	$—	$123,865,201	$—	$123,865,201
Money Market Funds	5,854	—	—	5,854

Total	$5,854	$123,865,201	$—	$123,871,055

International Treasury Bond
Investments:
Assets:
Foreign Government Obligations	$—	$467,846,800	$—	$467,846,800
Money Market Funds	39,320	—	—	39,320

Total	$39,320	$467,846,800	$—	$467,886,120

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

BFA has entered into a sub-advisory agreement with BlackRock International Limited, (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the Funds.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.35% based on the average daily net assets of each Fund.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended October 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BlackRock Institutional Trust Company, N.A. and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2015 were as follows:

iShares ETF	Purchases	Sales
1-3 Year International Treasury Bond	$77,190,242	$79,820,968
International Treasury Bond	95,241,097	47,957,167

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended October 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
1-3 Year International Treasury Bond	$—	$19,156,538
International Treasury Bond	56,150,048	114,367,655

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in fixed income instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Each Fund invests a substantial amount of its assets in fixed-income securities. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, each Fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements (Continued)

iSHARES® TRUST

October 31, 2015, attributable to net investment loss, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
1-3 Year International Treasury Bond	$(15,338,019)	$(286,814)	$15,624,833
International Treasury Bond	(7,715,935)	(6,529,613)	14,245,548

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 was as follows:

iShares ETF	2015	2014
1-3 Year International Treasury Bond
Ordinary income	$368,363	$596,521
Return of capital	1,206	—

	$369,569	$596,521

International Treasury Bond
Ordinary income	$—	$9,062,420
Return of capital	1,302,170	—

	$1,302,170	$9,062,420

As of October 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
1-3 Year International Treasury Bond	$(8,496,052)	$(12,139,742)	$(20,635,794)
International Treasury Bond	(10,571,316)	(40,387,342)	(50,958,658)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2015, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2017	Expiring 2018	Total
1-3 Year International Treasury Bond	$8,377,142	$1,262	$117,648	$8,496,052
International Treasury Bond	10,449,419	66,505	55,392	10,571,316

[a]	Must be utilized prior to losses subject to expiration.

For the year ended October 31, 2015, the following Fund utilized its capital loss carryforwards as follows:

iShares ETF	Utilized
International Treasury Bond	$214,772

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of October 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
1-3 Year International Treasury Bond	$135,935,304	$278,516	$(12,342,765)	$(12,064,249)
International Treasury Bond	508,139,000	4,703,197	(44,956,077)	(40,252,880)

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements

NOTES TO FINANCIAL STATEMENTS	35

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares 1-3 Year International Treasury Bond ETF and iShares International Treasury Bond ETF (the “Funds”) at October 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 22, 2015

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

For the fiscal year ended October 31, 2015, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
1-3 Year International Treasury Bond	$813,116	$—
International Treasury Bond	8,156,509	6,643

TAX INFORMATION	37

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares 1-3 Year International Treasury Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Agreements, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed,

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures, and BFA’s oversight of the services provided by BIL. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Agreements), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	39

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA and BIL generally do not use soft dollars or consider the value of research or other services that may be provided to BFA and BIL (including their affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Agreements does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Agreements for the coming year.

II. iShares International Treasury Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (“BIL”) (the “Sub-Advisory Agreement”), on behalf of the Fund. The Advisory Contract and the Sub-Advisory Agreement are referred to hereafter as the “Advisory Agreements”. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Agreements, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Agreements for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	41

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group. The Board also noted that BFA pays BIL for its sub-advisory services, and that there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided by BFA and BIL or their Affiliates — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA (and any services provided by BIL on BFA’s behalf or at BFA’s direction) under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA and BIL during prior years. In reviewing the scope of these services, the Board considered the investment philosophy and experience of BFA and BIL, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered the compliance program of BFA and BIL and their compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s and BIL’s portfolio compliance policies and procedures, and BFA’s oversight of the services provided by BIL. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA and BIL to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Advisory Agreements), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Agreements and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	43

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA and BIL generally do not use soft dollars or consider the value of research or other services that may be provided to BFA and BIL (including their affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Agreements does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Agreements for the coming year.

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
1-3 Year International Treasury Bond	$—	$—	$0.196326	$0.196326	—%	—%	100%	100%
International Treasury Bond	—	—	0.253034	0.253034	—	—	100	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	45

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares 1-3 Year International Treasury Bond ETF

Period Covered: January 1, 2010 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	12	0.83%
Greater than 1.5% and Less than 2.0%	48	3.32
Greater than 1.0% and Less than 1.5%	33	2.28
Greater than 0.5% and Less than 1.0%	83	5.74
Between 0.5% and –0.5%	1,203	83.20
Less than –0.5% and Greater than –1.0%	59	4.08
Less than –1.0% and Greater than –1.5%	7	0.48
Less than –1.5% and Greater than –2.0%	1	0.07

	1,446	100.00%

iShares International Treasury Bond ETF

Period Covered: January 1, 2010 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	2	0.14%
Greater than 2.0% and Less than 2.5%	9	0.62
Greater than 1.5% and Less than 2.0%	8	0.55
Greater than 1.0% and Less than 1.5%	30	2.07
Greater than 0.5% and Less than 1.0%	145	10.03
Between 0.5% and –0.5%	1,205	83.34
Less than –0.5% and Greater than –1.0%	40	2.77
Less than –1.0% and Greater than –1.5%	6	0.41
Less than –1.5% and Greater than –2.0%	1	0.07

	1,446	100.00%

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 324 funds (as of October 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	47

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).
Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).
Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (60)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
John E. Martinez (54)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (51)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	49

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).
Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).
Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).
Charles Park (48)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-103-1015

OCTOBER 31, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares J.P. Morgan USD Emerging Markets Bond ETF | EMB | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

GLOBAL BOND MARKET OVERVIEW

Global bonds generally produced negative returns in U.S. dollar terms for the 12-month period ended October 31, 2015 (the “reporting period”), after accounting for the effects of a stronger U.S. currency. Interest rates declined modestly in most markets amid uncertainty around global economic growth; however, for U.S. investors, a stronger U.S. dollar detracted from performance as overseas investments were worth less when translated back into U.S. dollars.

Global economic data were mixed. The U.S. and U.K. experienced comparatively healthy growth, with GDP expanding by 2.0% and 2.3%, respectively, through September 2015, while eurozone economic growth ran at a 1.5% annual rate through the third quarter. However, the Japanese economy contracted in two of the last four quarters, while China saw growth fall below the 7% threshold to its slowest pace since 2009.

In addition to disappointing growth, China witnessed a sharp stock market decline, currency devaluation, and a raft of monetary and policy changes meant to prop up markets. These challenges, coupled with worry about a possible Greek exit from the European common currency, led to a sell-off in risk assets and safe-haven demand for high-quality bonds.

Slower growth in China and other emerging markets also weighed on commodity markets, with prices for many key commodities falling during the fiscal year. This provided additional support for bonds in general because it meant downward pressure on inflation. In the European Union and U.K., consumer prices actually declined for the 12 months ended in September, while inflation in Japan and the U.S. was relatively flat year over year.

Despite these positives, bonds sold off and market volatility surged during the summer, when economic growth in Europe improved, corporations rushed to issue new debt, and investors began to price in the likelihood of a U.S. Federal Reserve Bank (the “Fed”) interest rate increase.

From a sector perspective, government agency mortgage-backed securities and government bonds performed best for the reporting period. Investor concern about risk assets and surging new bond issuance generally limited returns for corporate securities. And within the corporate market, high-quality bonds generally outperformed high-yield bonds. Sharply declining commodities prices dragged down high-yield bonds. Nevertheless, many sectors of the global corporate bond market produced positive results. For example, banks were among the best-performing industries as growth improved in the eurozone and U.S., and the Fed was expected to begin raising rates.

In terms of performance by country for the reporting period, Australian bonds performed well in local currency terms, but fared poorly after taking currency effects into account. It was a similar story for bonds from across Europe, where low inflation and strong demand meant falling interest rates and higher bond prices, only to see this performance be counteracted by weakness in the euro relative to the U.S. dollar. In Japan, too, aggressive monetary policy, disappointing growth, and the absence of inflation meant falling bond yields. But an attempt to stimulate the economy by cutting interest rates and weakening the yen had the effect of limiting Japanese bond returns for U.S. investors.

Specifically, the U.S. dollar appreciated by approximately 4% relative to the British pound, 16% and 23% against the commodity-driven Canadian and Australian dollars, respectively, 14% against the euro, and 8% against the Japanese yen. The U.S. dollar’s strength during the reporting period was driven by the divergence in economic growth and central bank policies between the U.S. and other regions.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(0.55)%	(0.93)%	(0.02)%	(0.55)%	(0.93)%	(0.02)%
5 Years	4.00%	3.84%	4.86%	21.69%	20.74%	26.78%
Since Inception	6.12%	6.11%	6.95%	59.65%	59.47%	69.75%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/17/07. The first day of secondary market trading was 12/19/07.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$983.30	$2.00	$1,000.00	$1,023.20	$2.04	0.40%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

The iShares J.P. Morgan USD Emerging Markets Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, emerging market bonds, as represented by the J.P. Morgan EMBISM Global Core Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was -0.55%, net of fees, while the total return for the Index was -0.02%.

As represented by the Index, emerging markets bonds experienced meaningful volatility during the reporting period but finished unchanged overall. Several factors contributed to the volatility of the Index during the reporting period. At the beginning of the reporting period, the Fed signaled its intent to raise short-term interest rates sometime in 2015. However, uncertainty surrounding the timing of this rate hike, particularly as global economic growth remained generally sluggish throughout the reporting period, led to bouts of market volatility. Emerging markets bonds were also buffeted by geopolitical turmoil in Ukraine and the Middle East, a broad decline in commodity prices, and a marked slowdown in China’s economy, which had a ripple effect on other emerging economies.

From a regional perspective, emerging markets bonds in Europe had the greatest positive impact on the Index’s performance during the reporting period, led by Russia, Hungary, and Poland. Asian emerging markets bonds also contributed positively to the Index’s return due to strong contributions from China and the Philippines, two of the largest Asian country weightings in the Index.

At the other end of the spectrum, emerging markets bonds from Latin America, the largest regional weighting in the Index, detracted from overall performance for the reporting period. Bonds issued by Brazil and Venezuela, both of which are facing considerable economic challenges, detracted the most.

Interest income remained an important component of the Index’s total return for the reporting period, as emerging markets bonds continued to offer high yields relative to other segments of the global bond market.

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating[1]	Percentage of Total Investments[2]

Aa	3.93%
A	19.74
Baa	37.11
Ba	14.91
B	10.67
Caa	4.81
Ca	1.57
Not Rated	7.26

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 10/31/15

Country	Percentage of Total Investments[2]

Mexico	6.14%
Russia	5.59
Turkey	5.46
Indonesia	5.24
Philippines	5.22
Brazil	4.45
China	4.20
Hungary	4.05
Colombia	3.89
Poland	3.73

TOTAL	47.97%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2015 and held through October 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES[a] — 19.09%

AZERBAIJAN — 0.28%
State Oil Co. of the Azerbaijan Republic
4.75%, 03/13/23[b]	$14,355	$12,596,513

		12,596,513
BRAZIL — 0.33%
Caixa Economica Federal
4.25%, 05/13/19[b]	8,285	7,560,063
4.50%, 10/03/18[b]	7,750	7,323,750

		14,883,813
CHILE — 1.44%
Corp. Nacional del Cobre de Chile
3.00%, 07/17/22[b]	19,259	18,140,052
3.75%, 11/04/20[b]	11,694	11,914,666
3.88%, 11/03/21[b]	16,461	16,567,749
4.50%, 09/16/25[c]	18,000	17,845,920

		64,468,387
CHINA — 4.14%
Amber Circle Funding Ltd.
3.25%, 12/04/22[b]	8,700	8,645,740
Charming Light Investments Ltd.
3.75%, 09/03/19[b]	10,500	10,659,336
CNOOC Curtis Funding No. 1 Pty Ltd.
4.50%, 10/03/23[b]	11,854	12,388,378
Export-Import Bank of China (The)
2.50%, 07/31/19[b]	12,900	13,035,579
3.63%, 07/31/24[b]	12,649	12,956,497
Sinochem Overseas Capital Co. Ltd.
4.50%, 11/12/20[b]	11,077	11,659,100
Sinopec Group Overseas Development 2012 Ltd.
3.90%, 05/17/22[b]	16,109	16,514,165
4.88%, 05/17/42[b]	10,369	10,632,684
Sinopec Group Overseas Development 2013 Ltd.
4.38%, 10/17/23[b]	13,100	13,704,834
Sinopec Group Overseas Development 2014 Ltd.
4.38%, 04/10/24[b]	15,546	16,243,383

Security	Principal (000s)	Value
Sinopec Group Overseas Development 2015 Ltd.
2.50%, 04/28/20[b]	$22,260	$21,947,915
3.25%, 04/28/25[b]	2,300	2,206,781
State Grid Overseas Investment 2013 Ltd.
3.13%, 05/22/23[b]	9,725	9,612,422
State Grid Overseas Investment 2014 Ltd.
2.75%, 05/07/19[b]	9,800	9,949,756
4.13%, 05/07/24[b]	13,800	14,639,292

		184,795,862
INDONESIA — 1.38%
Majapahit Holding BV
7.75%, 01/20/20[b]	6,045	6,800,625
Pelabuhan Indonesia II PT
4.25%, 05/05/25[b]	6,000	5,520,000
Pertamina Persero PT
4.30%, 05/20/23[b]	8,536	8,055,850
4.88%, 05/03/22[b]	5,896	5,792,820
5.25%, 05/23/21[b]	5,202	5,306,040
5.63%, 05/20/43[b]	7,920	6,543,623
6.00%, 05/03/42[b]	8,232	7,132,740
6.45%, 05/30/44[b]	7,600	6,992,000
Perusahaan Listrik Negara PT
5.25%, 10/24/42[b]	5,160	4,231,200
5.50%, 11/22/21[b]	5,200	5,356,000

		61,730,898
KAZAKHSTAN — 2.07%
Development Bank of Kazakhstan JSC
4.13%, 12/10/22[b]	13,830	12,101,250
Kazakhstan Temir Zholy Finance BV
6.95%, 07/10/42[b]	10,375	8,585,313
KazMunaiGaz Finance Sub BV
9.13%, 07/02/18[b]	13,098	14,424,172
KazMunayGas National Co. JSC
4.40%, 04/30/23[b]	11,000	9,652,500
5.75%, 04/30/43[b]	19,094	14,941,055
6.00%, 11/07/44[b]	10,000	7,828,000
6.38%, 04/09/21[b]	11,746	11,848,895
7.00%, 05/05/20[b]	12,395	12,952,775

		92,333,960

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (Continued)

iSHARES J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2015

Security	Principal (000s)	Value
MALAYSIA — 2.83%
1MDB Global Investments Ltd.
4.40%, 03/09/23[b]	$38,000	$28,975,000
Petronas Capital Ltd.
3.50%, 03/18/25[b]	24,673	23,848,441
4.50%, 03/18/45[b]	17,556	16,536,758
5.25%, 08/12/19[b]	37,647	40,990,057
7.88%, 05/22/22[b]	12,936	16,111,925

		126,462,181
MEXICO — 2.95%
Comision Federal de Electricidad
4.88%, 05/26/21[b]	3,336	3,494,460
4.88%, 01/15/24[b]	4,200	4,305,000
Petroleos Mexicanos
3.50%, 07/18/18	3,200	3,254,400
3.50%, 07/23/20[b]	5,650	5,585,025
3.50%, 01/30/23	3,021	2,797,446
4.25%, 01/15/25[b]	4,722	4,492,983
4.50%, 01/23/26[b]	4,290	4,087,083
4.88%, 01/24/22	7,925	8,062,103
4.88%, 01/18/24	4,210	4,206,632
5.50%, 01/21/21	12,769	13,598,985
5.50%, 06/27/44	8,612	7,339,146
5.63%, 01/23/46[b]	13,593	11,689,980
5.75%, 03/01/18	8,137	8,645,563
6.00%, 03/05/20	7,448	8,088,081
6.38%, 01/23/45	10,425	9,794,287
6.50%, 06/02/41	10,267	9,769,051
6.63%, 06/15/35	12,616	12,380,081
8.00%, 05/03/19	8,647	9,879,197

		131,469,503
PHILIPPINES — 0.56%
Power Sector Assets & Liabilities Management Corp.
7.25%, 05/27/19[b]	9,048	10,563,540
7.39%, 12/02/24[b]	10,866	14,234,460

		24,798,000
RUSSIA — 0.95%
Russian Agricultural Bank OJSC Via RSHB Capital SA
5.10%, 07/25/18[b]	7,600	7,581,000
5.30%, 12/27/17[b]	3,100	3,127,125

Security	Principal (000s)	Value
Russian Railways OJSC via RZD Capital PLC
5.70%, 04/05/22[b]	$9,290	$9,220,325
Vnesheconombank Via VEB Finance PLC
5.94%, 11/21/23[b]	2,300	2,202,250
6.03%, 07/05/22[b]	6,200	6,021,750
6.80%, 11/22/25[b]	6,100	6,005,450
6.90%, 07/09/20[b]	8,078	8,271,872

		42,429,772
SOUTH AFRICA — 1.16%
Eskom Holdings SOC Ltd.
5.75%, 01/26/21[b]	16,147	15,028,820
6.75%, 08/06/23[b]	13,798	12,828,690
7.13%, 02/11/25[b]	13,639	12,701,319
Transnet SOC Ltd.
4.00%, 07/26/22[b]	11,782	11,104,535

		51,663,364
VENEZUELA — 1.00%
Petroleos de Venezuela SA
5.38%, 04/12/27[b]	13,802	4,761,759
5.50%, 04/12/37[b]	6,593	2,249,861
6.00%, 05/16/24[b]	24,981	8,843,274
6.00%, 11/15/26[b]	23,069	8,069,536
8.50%, 11/02/17[b]	8,284	5,000,757
9.00%, 11/17/21[b]	7,867	3,221,537
9.75%, 05/17/35[b]	14,094	5,849,106
12.75%, 02/17/22[b]	13,494	6,734,181

		44,730,011

TOTAL CORPORATE BONDS & NOTES
(Cost: $914,972,235)		852,362,264

FOREIGN GOVERNMENT OBLIGATIONS[a] — 79.38%

ANGOLA — 0.31%
Republic of Angola Via Northern Lights III BV
7.00%, 08/16/19[b]	14,370	14,010,750

		14,010,750
ARGENTINA — 2.87%
Argentine Republic Government International Bond
2.50%, 12/31/38[d]	68,661	43,256,430
8.28%, 12/31/33[d]	21,945	23,809,998

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2015

Security	Principal (000s)	Value
8.28%, 12/31/33[d]	$54,879	$60,916,097

		127,982,525
AZERBAIJAN — 0.37%
Republic of Azerbaijan International Bond
4.75%, 03/18/24[b]	17,230	16,476,188

		16,476,188
BRAZIL — 4.05%
Banco Nacional de Desenvolvimento Economico e Social
4.00%, 04/14/19[b]	7,400	6,882,000
5.50%, 07/12/20[b]	7,275	6,802,125
5.75%, 09/26/23[b]	11,623	10,228,240
6.37%, 06/16/18[b]	6,000	6,112,500
6.50%, 06/10/19[b]	4,565	4,565,000
Brazil Minas SPE via State of Minas Gerais
5.33%, 02/15/28[b]	9,681	7,877,914
Brazilian Government International Bond
2.63%, 01/05/23	13,285	10,976,731
4.25%, 01/07/25	25,955	23,061,017
4.88%, 01/22/21	19,563	19,245,101
5.00%, 01/27/45	22,723	17,241,076
5.63%, 01/07/41	15,251	12,448,629
5.88%, 01/15/19	11,657	12,429,276
7.13%, 01/20/37	13,552	13,162,380
8.25%, 01/20/34	10,703	11,452,210
8.88%, 04/15/24	7,478	8,945,558
10.13%, 05/15/27	7,241	9,512,864

		180,942,621
CHILE — 0.23%
Chile Government International Bond
3.13%, 03/27/25	10,225	10,288,906

		10,288,906
COLOMBIA — 3.83%
Colombia Government International Bond
2.63%, 03/15/23 (Call 12/15/22)	10,315	9,314,445
4.00%, 02/26/24 (Call 11/26/23)	18,243	17,896,383
4.38%, 07/12/21	20,654	21,252,966
5.00%, 06/15/45 (Call 12/15/44)	26,204	23,256,050

Security	Principal (000s)	Value
5.63%, 02/26/44 (Call 08/26/43)	$21,768	$21,060,540
6.13%, 01/18/41	22,781	23,407,477
7.38%, 03/18/19	20,766	23,725,155
7.38%, 09/18/37	16,570	19,221,200
8.13%, 05/21/24	9,698	12,001,275

		171,135,491
COSTA RICA — 0.84%
Costa Rica Government International Bond
4.25%, 01/26/23[b]	14,084	12,675,600
7.00%, 04/04/44[b]	16,770	15,072,038
7.16%, 03/12/45[b]	10,492	9,508,375

		37,256,013
CROATIA — 2.42%
Croatia Government International Bond
5.50%, 04/04/23[b]	20,447	21,060,410
6.00%, 01/26/24[b]	23,565	24,978,900
6.38%, 03/24/21[b]	19,381	20,873,337
6.63%, 07/14/20[b]	18,350	19,928,100
6.75%, 11/05/19[b]	19,572	21,260,085

		108,100,832
DOMINICAN REPUBLIC — 2.34%
Dominican Republic International Bond
5.50%, 01/27/25[b]	18,160	17,933,000
5.88%, 04/18/24[b]	12,690	12,880,350
6.85%, 01/27/45[b]	26,307	26,043,930
7.45%, 04/30/44[b]	20,680	21,817,400
7.50%, 05/06/21[b]	23,470	25,611,638

		104,286,318
ECUADOR — 0.86%
Ecuador Government International Bond
7.95%, 06/20/24[b]	25,182	19,012,410
10.50%, 03/24/20[b]	23,160	19,135,950

		38,148,360
EGYPT — 0.77%
Egypt Government International Bond
5.75%, 04/29/20[b]	11,874	12,185,693
5.88%, 06/11/25[b]	23,830	22,209,560

		34,395,253

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2015

Security	Principal (000s)	Value
EL SALVADOR — 0.28%
El Salvador Government International Bond
6.38%, 01/18/27[b]	$200	$178,250
7.65%, 06/15/35[b]	13,757	12,450,085

		12,628,335
ETHIOPIA — 0.28%
Federal Democratic Republic of Ethiopia
6.63%, 12/11/24[b]	13,300	12,352,375

		12,352,375
GABON — 0.38%
Gabon Government International Bond
6.38%, 12/12/24[b]	19,770	17,026,913

		17,026,913
GHANA — 0.56%
Republic of Ghana
7.88%, 08/07/23[b]	14,068	12,098,480
8.13%, 01/18/26[b]	15,012	12,778,965

		24,877,445
HUNGARY — 3.98%
Hungary Government International Bond
4.00%, 03/25/19	6,642	6,952,215
4.13%, 02/19/18	12,548	13,111,248
5.38%, 02/21/23	24,092	26,499,530
5.38%, 03/25/24	23,780	26,268,458
5.75%, 11/22/23	18,528	20,883,187
6.25%, 01/29/20	23,939	27,025,814
6.38%, 03/29/21	31,968	36,762,401
7.63%, 03/29/41	14,908	20,331,456

		177,834,309
INDONESIA — 3.77%
Indonesia Government International Bond
3.38%, 04/15/23[b]	10,600	10,070,000
3.75%, 04/25/22[b]	12,051	11,900,362
4.13%, 01/15/25[b]	3,000	2,925,000
4.63%, 04/15/43[b]	6,750	6,081,986
4.88%, 05/05/21[b]	15,106	15,899,065
5.13%, 01/15/45[b]	11,655	10,897,425
5.25%, 01/17/42[b]	13,332	12,648,735

Security	Principal (000s)	Value
5.38%, 10/17/23[b]	$5,164	$5,538,390
5.88%, 03/13/20[b]	10,322	11,431,615
5.88%, 01/15/24[b]	7,216	7,928,580
6.63%, 02/17/37[b]	7,202	7,904,195
6.75%, 01/15/44[b]	10,391	11,689,875
6.88%, 01/17/18[b]	9,207	10,139,209
7.75%, 01/17/38[b]	9,726	12,011,610
8.50%, 10/12/35[b]	10,390	13,662,850
11.63%, 03/04/19[b]	13,860	17,758,125

		168,487,022
IRAQ — 0.61%
Republic of Iraq
5.80%, 01/15/28[b] (Call 12/14/15)	37,225	27,360,375

		27,360,375
IVORY COAST — 0.97%
Ivory Coast Government International Bond
5.75%, 12/31/32[b,e]	35,722	31,881,885
6.38%, 03/03/28[b]	12,450	11,454,000

		43,335,885
JAMAICA — 0.44%
Jamaica Government International Bond
6.75%, 04/28/28	19,359	19,600,988

		19,600,988
KAZAKHSTAN — 1.44%
KazAgro National Management Holding JSC
4.63%, 05/24/23[b]	10,000	8,087,500
Kazakhstan Government International Bond
3.88%, 10/14/24[b]	15,760	14,755,300
4.88%, 10/14/44[b]	13,640	11,201,850
5.13%, 07/21/25[b]	19,600	19,502,000
6.50%, 07/21/45[b]	11,006	10,730,850

		64,277,500
KENYA — 0.54%
Kenya Government International Bond
6.88%, 06/24/24[b]	26,060	24,203,225

		24,203,225

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2015

Security	Principal (000s)	Value
LATVIA — 0.42%
Republic of Latvia
2.75%, 01/12/20[b]	$17,967	$18,280,434
5.25%, 06/16/21[b]	500	569,128

		18,849,562
LEBANON — 3.12%
Lebanese Republic
6.65%, 02/26/30[b]	18,312	18,060,210
Lebanon Government International Bond
5.15%, 11/12/18[b]	13,538	13,419,543
6.00%, 01/27/23[b]	14,072	13,896,100
6.10%, 10/04/22[b]	19,503	19,405,485
6.38%, 03/09/20	15,704	15,998,450
6.60%, 11/27/26[b]	21,874	21,874,000
6.75%, 11/29/27[b]	14,317	14,495,962
8.25%, 04/12/21[b]	19,982	21,955,222

		139,104,972
LITHUANIA — 1.86%
Lithuania Government International Bond
6.13%, 03/09/21[b]	18,920	22,065,450
6.63%, 02/01/22[b]	21,379	25,962,764
7.38%, 02/11/20[b]	29,249	35,111,816

		83,140,030
MEXICO — 3.10%
Mexico Government International Bond
3.60%, 01/30/25	13,821	13,734,619
3.63%, 03/15/22	12,128	12,385,720
4.00%, 10/02/23	16,260	16,788,450
4.60%, 01/23/46	10,650	9,877,875
4.75%, 03/08/44	17,508	16,632,600
5.13%, 01/15/20	9,154	10,103,727
5.55%, 01/21/45	11,582	12,276,920
5.75%, 10/12/49	10,362	10,128,855
5.95%, 03/19/19	8,708	9,792,146
6.05%, 01/11/40	12,416	14,030,080
6.75%, 09/27/34	5,651	6,929,539
8.30%, 08/15/31	3,978	5,847,660

		138,528,191
MONGOLIA — 0.25%
Mongolia Government International Bond
5.13%, 12/05/22[b]	13,465	11,243,275

		11,243,275

Security	Principal (000s)	Value
MOROCCO — 0.43%
Morocco Government International Bond
4.25%, 12/11/22[b]	$19,109	$19,290,536

		19,290,536
PAKISTAN — 0.64%
Pakistan Government International Bond
7.25%, 04/15/19[b]	14,181	14,711,157
8.25%, 04/15/24[b]	12,906	13,750,375

		28,461,532
PANAMA — 2.02%
Panama Government International Bond
3.75%, 03/16/25 (Call 12/16/24)	19,413	19,315,935
4.00%, 09/22/24 (Call 06/22/24)	17,830	18,052,875
5.20%, 01/30/20	18,058	19,728,365
6.70%, 01/26/36	27,018	33,232,140

		90,329,315
PARAGUAY — 0.34%
Republic of Paraguay
6.10%, 08/11/44[b]	14,751	14,972,265

		14,972,265
PERU — 3.17%
Peruvian Government International Bond
4.13%, 08/25/27	10,318	10,369,590
5.63%, 11/18/50	32,855	35,319,125
6.55%, 03/14/37	12,068	14,511,770
7.35%, 07/21/25	28,592	36,740,720
8.75%, 11/21/33	500	727,500
8.75%, 11/21/33	30,154	43,874,070

		141,542,775
PHILIPPINES — 4.58%
Philippine Government International Bond
3.95%, 01/20/40	18,205	18,842,175
4.00%, 01/15/21	13,662	14,891,580
4.20%, 01/21/24	14,556	16,102,575
5.00%, 01/13/37	13,714	16,319,660
5.50%, 03/30/26	9,240	11,088,000
6.38%, 01/15/32	11,728	15,363,680
6.38%, 10/23/34	20,411	27,350,740

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2015

Security	Principal (000s)	Value
7.75%, 01/14/31	$17,773	$25,637,553
8.38%, 06/17/19	10,447	12,836,751
9.50%, 02/02/30	15,197	24,467,170
10.63%, 03/16/25	13,576	21,653,720

		204,553,604
POLAND — 3.68%
Poland Government International Bond
3.00%, 03/17/23	22,993	23,174,672
4.00%, 01/22/24	20,517	21,798,513
5.00%, 03/23/22	38,342	43,137,242
5.13%, 04/21/21	24,237	27,423,317
6.38%, 07/15/19	41,929	48,624,013

		164,157,757
ROMANIA — 2.00%
Romanian Government International Bond
4.38%, 08/22/23[b]	17,994	18,916,192
4.88%, 01/22/24[b]	15,792	17,173,800
6.13%, 01/22/44[b]	14,610	17,283,630
6.75%, 02/07/22[b]	29,971	35,702,954

		89,076,576
RUSSIA — 4.56%
Russian Foreign Bond – Eurobond
3.50%, 01/16/19[b]	9,400	9,477,550
4.50%, 04/04/22[b]	10,600	10,817,300
4.88%, 09/16/23[b]	19,000	19,608,000
5.00%, 04/29/20[b]	20,200	21,230,200
5.63%, 04/04/42[b]	14,800	14,670,500
5.88%, 09/16/43[b]	9,400	9,611,500
7.50%, 03/31/30[b],e	68,062	81,027,871
11.00%, 07/24/18[b]	11,594	13,891,061
12.75%, 06/24/28[b]	14,139	23,011,222

		203,345,204
SERBIA — 1.52%
Republic of Serbia
4.88%, 02/25/20[b]	22,488	23,190,750
5.88%, 12/03/18[b]	15,977	16,935,620
7.25%, 09/28/21[b]	24,107	27,572,381

		67,698,751
SLOVAKIA — 0.54%
Slovakia Government International Bond
4.38%, 05/21/22[b]	21,709	24,310,244

		24,310,244

Security	Principal (000s)	Value
SOUTH AFRICA — 2.50%
South Africa Government International Bond
4.67%, 01/17/24	$16,708	$16,850,018
5.38%, 07/24/44	11,102	10,879,960
5.50%, 03/09/20	23,180	24,918,500
5.88%, 05/30/22	11,121	12,205,297
5.88%, 09/16/25	19,899	21,590,415
6.88%, 05/27/19	22,611	25,188,654

		111,632,844
SRI LANKA — 1.20%
Sri Lanka Government International Bond
5.88%, 07/25/22[b]	13,844	13,272,935
6.00%, 01/14/19[b]	13,243	13,304,779
6.25%, 10/04/20[b]	14,658	14,712,967
6.25%, 07/27/21[b]	12,580	12,469,925

		53,760,606
TUNISIA — 0.32%
Banque Centrale de Tunisie SA
5.75%, 01/30/25[b]	15,192	14,265,288

		14,265,288
TURKEY — 5.37%
Turkey Government International Bond
3.25%, 03/23/23	9,066	8,408,715
4.25%, 04/14/26	1,911	1,830,738
4.88%, 04/16/43	16,565	14,900,217
5.13%, 03/25/22	6,968	7,281,560
5.63%, 03/30/21	10,856	11,664,772
5.75%, 03/22/24	16,618	17,922,513
6.00%, 01/14/41	18,769	19,669,912
6.25%, 09/26/22	18,639	20,661,331
6.63%, 02/17/45	6,847	7,850,086
6.75%, 04/03/18	12,509	13,603,538
6.75%, 05/30/40	9,894	11,274,213
6.88%, 03/17/36	18,365	21,101,385
7.00%, 03/11/19	9,314	10,385,110
7.00%, 06/05/20	6,194	7,014,705
7.25%, 03/05/38	6,782	8,141,791
7.38%, 02/05/25	15,315	18,293,767
7.50%, 11/07/19	9,812	11,234,740
8.00%, 02/14/34	9,720	12,427,020
11.88%, 01/15/30	9,700	16,174,750

		239,840,863

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2015

Security	Principal (000s)	Value
UKRAINE — 1.55%
Ukraine Government International Bond
7.50%, 04/17/23[b]	$19,721	$14,901,681
7.75%, 09/23/20[b]	16,666	12,342,909
7.80%, 11/28/22[b]	34,904	26,332,741
7.95%, 02/23/21[b]	20,239	15,740,123

		69,317,454
URUGUAY — 1.96%
Uruguay Government International Bond
4.50%, 08/14/24	26,226	27,275,040
5.10%, 06/18/50	44,845	40,304,659
7.63%, 03/21/36	15,721	19,867,414

		87,447,113
VENEZUELA — 1.30%
Venezuela Government International Bond
6.00%, 12/09/20[b]	6,076	2,293,690
7.00%, 12/01/18[b]	1,916	833,460
7.00%, 03/31/38[b]	8,354	3,111,865
7.65%, 04/21/25	7,055	2,663,263
7.75%, 10/13/19[b]	11,837	4,675,615
8.25%, 10/13/24[b]	9,930	3,773,400
9.00%, 05/07/23[b]	14,339	5,628,058
9.25%, 09/15/27	20,409	8,928,937
9.25%, 05/07/28[b]	7,692	3,019,110
9.38%, 01/13/34	6,815	2,743,038
11.75%, 10/21/26[b]	12,789	5,659,132
11.95%, 08/05/31[b]	18,992	8,641,451
12.75%, 08/23/22[b]	12,479	5,927,525

		57,898,544
VIETNAM — 0.25%
Vietnam Government International Bond
4.80%, 11/19/24[b]	11,535	11,333,138

		11,333,138
ZAMBIA — 0.56%
Zambia Government International Bond
8.50%, 04/14/24[b]	10,743	9,037,549
8.97%, 07/30/27[b]	18,839	15,824,760

		24,862,309

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $3,698,831,880)		3,543,970,377

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 0.17%

MONEY MARKET FUNDS — 0.17%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[f,g]	7,532	$7,532,143

		7,532,143

TOTAL SHORT-TERM INVESTMENTS
(Cost: $7,532,143)		7,532,143

TOTAL INVESTMENTS IN SECURITIES — 98.64%
(Cost: $4,621,336,258)		4,403,864,784
Other Assets, Less Liabilities — 1.36%		60,578,620

NET ASSETS — 100.00%		$4,464,443,404

[a]	Investments are denominated in U.S. dollars.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Issuer is in default of interest payments.
[e]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[f]	Affiliated issuer. See Note 2.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	15

Statement of Assets and Liabilities

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

October 31, 2015

ASSETS
Investments, at cost:
Unaffiliated	$4,613,804,115
Affiliated (Note 2)	7,532,143

Total cost of investments	$4,621,336,258

Investments in securities, at fair value (Note 1):
Unaffiliated	$4,396,332,641
Affiliated (Note 2)	7,532,143

Total fair value of investments	4,403,864,784
Cash	1,561,283
Receivables:
Investment securities sold	58,796,505
Due from custodian (Note 4)	15,952,504
Interest	65,209,802
Capital shares sold	897,445

Total Assets	4,546,282,323

LIABILITIES
Payables:
Investment securities purchased	79,682,852
Capital shares redeemed	623,316
Investment advisory fees (Note 2)	1,532,751

Total Liabilities	81,838,919

NET ASSETS	$4,464,443,404

Net assets consist of:
Paid-in capital	$4,786,277,719
Undistributed net investment income	14,319,993
Accumulated net realized loss	(118,682,834)
Net unrealized depreciation	(217,471,474)

NET ASSETS	$4,464,443,404

Shares outstanding[a]	41,200,000

Net asset value per share	$108.36

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

Year ended October 31, 2015

NET INVESTMENT INCOME
Interest — unaffiliated	$236,781,015
Interest — affiliated (Note 2)	1,343

Total investment income	236,782,358

EXPENSES
Investment advisory fees (Note 2)	28,288,791

Total expenses	28,288,791
Less investment advisory fees waived (Note 2)	(9,391,710)

Net expenses	18,897,081

Net investment income	217,885,277

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(66,418,042)
In-kind redemptions — unaffiliated	6,340,430

Net realized loss	(60,077,612)

Net change in unrealized appreciation/depreciation	(222,657,001)

Net realized and unrealized loss	(282,734,613)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(64,849,336)

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statements of Changes in Net Assets

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

	Year ended October 31, 2015	Year ended October 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$217,885,277	$183,251,864
Net realized loss	(60,077,612)	(19,959,585)
Net change in unrealized appreciation/depreciation	(222,657,001)	130,812,937

Net increase (decrease) in net assets resulting from operations	(64,849,336)	294,105,216

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(220,652,648)	(180,077,963)

Total distributions to shareholders	(220,652,648)	(180,077,963)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,970,814,249	5,123,729,026
Cost of shares redeemed	(3,368,836,785)	(3,940,061,398)

Net increase (decrease) in net assets from capital share transactions	(398,022,536)	1,183,667,628

INCREASE (DECREASE) IN NET ASSETS	(683,524,520)	1,297,694,881

NET ASSETS
Beginning of year	5,147,967,924	3,850,273,043

End of year	$4,464,443,404	$5,147,967,924

Undistributed net investment income included in net assets at end of year	$14,319,993	$17,087,364

SHARES ISSUED AND REDEEMED
Shares sold	26,900,000	45,800,000
Shares redeemed	(30,800,000)	(35,400,000)

Net increase (decrease) in shares outstanding	(3,900,000)	10,400,000

See notes to financial statements.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

(For a share outstanding throughout each period)

	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012	Period from Mar. 1, 2011 to Oct. 31, 2011[a]	Year ended Feb. 28, 2011
Net asset value, beginning of period	$114.15	$110.96	$120.81	$109.56	$105.20	$101.51

Income from investment operations:
Net investment income[b]	5.08	4.86	5.00	5.25	3.56	5.55
Net realized and unrealized gain (loss)[c]	(5.75)	3.17	(9.77)	11.23	4.35	3.63

Total from investment operations	(0.67)	8.03	(4.77)	16.48	7.91	9.18

Less distributions from:
Net investment income	(5.12)	(4.84)	(5.08)	(5.23)	(3.55)	(5.49)

Total distributions	(5.12)	(4.84)	(5.08)	(5.23)	(3.55)	(5.49)

Net asset value, end of period	$108.36	$114.15	$110.96	$120.81	$109.56	$105.20

Total return	(0.55)%	7.45%	(4.01)%	15.50%	7.63%[d]	9.21%

Ratios/Supplemental data:
Net assets, end of period (000s)	$4,464,443	$5,147,968	$3,850,273	$6,185,433	$3,144,253	$2,240,859
Ratio of expenses to average net assets[e]	0.40%	0.59%	0.60%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets prior to waived fees[e]	0.60%	0.60%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets[e]	4.61%	4.35%	4.30%	4.61%	4.92%	5.21%
Portfolio turnover rate[f]	24%	52%	32%	30%	14%	24%

[a]	The Fund’s fiscal year-end was changed from February 28 to October 31.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Notes to Financial Statements

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
J.P. Morgan USD Emerging Markets Bond	Non-diversified

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

The following table summarizes the value of each of the Fund’s investments according to the fair value hierarchy as of October 31, 2015. The breakdown of the Fund’s investments into major categories is disclosed in its schedule of investments.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate Bonds & Notes	$—	$852,362,264	$—	$852,362,264
Foreign Government Obligations	—	3,543,970,377	—	3,543,970,377
Money Market Funds	7,532,143	—	—	7,532,143

Total	$7,532,143	$4,396,332,641	$—	$4,403,864,784

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2015, if any, are disclosed in the Fund’s statement of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee		Aggregate Average Daily Net Assets
0.6000%		First $19 billion
0.5700	[a]	Over $19 billion, up to and including $33 billion
0.5415	[a]	Over $33 billion, up to and including $58 billion
0.5145	[a]	Over $58 billion

[a]	Investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

The total of the investment advisory fee and any other fund expenses is a fund’s total annual operating expense. Effective March 2, 2015, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2018 in order to limit total annual operating expenses after fee waiver to 0.40% of average daily net assets. In addition, for the year ended October 31, 2015, BFA has voluntarily waived a portion of its investment advisory fees for the Fund in the amount of $3,022,489.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Cross trades for the year ended October 31, 2015, if any, were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BlackRock Institutional Trust Company, N.A. and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2015, were $1,229,026,838 and $1,142,836,609, respectively.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

In-kind purchases and sales (see Note 4) for the year ended October 31, 2015, were $2,809,758,889 and $3,226,336,516, respectively.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statement of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, the Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks the Fund is exposed to include market risk and credit risk. The Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss the Fund may suffer through holding market positions in the face of market movements. The Fund is exposed to market risk by virtue of its investment in fixed income instruments. The fair value of securities held by the Fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of the Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

The Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by the Fund issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund.

The Fund invests a substantial amount of its assets in fixed-income securities. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, the Fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

The Fund invests a substantial portion of its assets in high yield securities that are rated below investment-grade (including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch or “Baa3” by Moody’s), or are unrated which may be more volatile than higher-rated securities of similar maturity. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

6.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2015, attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$(15,277,124)	$—	$15,277,124

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 was as follows:

	2015	2014
Ordinary income	$220,652,648	$180,077,963

As of October 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses)[a]	Total
$20,800,458	$(98,024,613)	$(244,610,160)	$(321,834,315)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and interest accruals on defaulted bonds.

As of October 31, 2015, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Non- Expiring[a]	Expiring 2018	Total
$97,928,583	$96,030	$98,024,613

[a]	Must be utilized prior to losses subject to expiration.

As of October 31, 2015, the cost of investments for federal income tax purposes was $4,641,994,479. Net unrealized depreciation was $238,129,695, of which $45,499,733 represented gross unrealized appreciation on securities and $283,629,428 represented gross unrealized depreciation on securities.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares J.P. Morgan USD Emerging Markets Bond ETF (the “Fund”) at October 31, 2015, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 22, 2015

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

For the fiscal year ended October 31, 2015, the Fund earned foreign source income of $234,993,132 which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

TAX INFORMATION	29

Board Review and Approval of Investment Advisory

Contract

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group, and in the 5th Lipper quintile. The Board further noted that effective March 2, 2015 and through February 28, 2018, BFA agreed to waive a portion of its management fee in order to limit the Fund’s total expenses to 40 basis points, which was not reflected in the Lipper data.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception,

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	31

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	33

Supplemental Information (Unaudited)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year			% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$5.122800	$—	$—	$5.122800	100%	—%	—%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund. The information shown for the Fund is for five calendar years (or from the inception date of the Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for the Fund are disclosed in the table for the Fund.

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: January 1, 2010 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	1	0.07
Greater than 1.0% and Less than 1.5%	34	2.35
Greater than 0.5% and Less than 1.0%	637	44.05
Between 0.5% and –0.5%	754	52.15
Less than –0.5% and Greater than –1.0%	10	0.69
Less than –1.0% and Greater than –1.5%	6	0.41
Less than –1.5% and Greater than –2.0%	1	0.07
Less than –2.0% and Greater than –2.5%	1	0.07

	1,446	100.00%

Regulation under the Alternative Investment Fund Managers Directive (“AIFMD” or, the “Directive”)

The Directive imposes detailed and prescriptive obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of the Directive if such managers market a fund to EU investors.

BFA has registered the iShares J.P. Morgan USD Emerging Markets Bond ETF (the “Fund”) to be marketed to EU investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under the Directive to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops, BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

SUPPLEMENTAL INFORMATION	35

Supplemental Information (Unaudited) (Continued)

iSHARES® J.P. MORGAN USD EMERGING MARKETS BOND ETF

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares J.P. Morgan USD Emerging Markets Bond ETF in respect of BFA’s financial year ending December 31, 2014 was USD 752.7 thousand. This figure is comprised of fixed remuneration of USD 304.1 thousand and variable remuneration of USD 448.6 thousand. There were a total of 499 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares J.P. Morgan USD Emerging Markets Bond ETF in respect of BFA’s financial year ending December 31, 2014, to its senior management was USD 104.2 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 19.3 thousand.

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 324 funds (as of October 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Fund’s Trustees and officers may be found in the Fund’s combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	37

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (60)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (51)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	39

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (48)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	41

Notes:

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by JPMorgan Chase & Co., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily basis on the Fund’s website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1014-1015

OCTOBER 31, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares 0-5 Year High Yield Corporate Bond ETF | SHYG | NYSE Arca
➢	iShares 0-5 Year Investment Grade Corporate Bond ETF | SLQD | NYSE Arca
➢	iShares Aaa - A Rated Corporate Bond ETF | QLTA | NYSE Arca
➢	iShares Baa - Ba Rated Corporate Bond ETF | QLTB | BATS
➢	iShares B - Ca Rated Corporate Bond ETF | QLTC | BATS
➢	iShares Convertible Bond ETF | ICVT | BATS
➢	iShares Floating Rate Bond ETF | FLOT | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. BOND MARKET OVERVIEW

U.S. bonds returned approximately 2% for the 12 months ended October 31, 2015 (the “reporting period”). The modest bond market returns reflected an inconsistent but moderate overall level of U.S. economic growth and low inflation. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters, weighed down by a stronger U.S. dollar (which made U.S. goods more expensive overseas) and severe winter weather in many regions of the country. The economy rebounded in the second and third quarters of 2015, led by strong employment growth — sending the unemployment rate to its lowest level since April 2008 — and robust vehicle sales.

Inflation stayed low throughout the reporting period, with the consumer price index increasing 0.2% for the reporting period. Falling energy prices, including a decline of more than 40% in the price of oil, contributed to the muted inflation rate.

At the beginning of the reporting period, the U.S. Federal Reserve Bank (the “Fed”) ended a two-year quantitative easing program and signaled its intent to raise its short-term interest rate target sometime in 2015. However, the mixed economic data, lack of inflationary pressure, and slowing growth elsewhere in the world (particularly in China and other emerging economies) convinced the Fed to hold short-term interest rates steady throughout the reporting period.

Nonetheless, short-term bond yields generally rose during the reporting period in anticipation of a potential Fed interest rate increase. In contrast, intermediate- and long-term bond yields declined modestly for the reporting period, reflecting the benign inflationary environment and investor demand for U.S. bonds.

A number of other factors buffeted the fixed-income market during the reporting period. Geopolitical conflicts, most notably in Ukraine and across the Middle East, continued to have an effect on financial markets. Greece and Puerto Rico wrestled with potential defaults on their government debt. The U.S. dollar strengthened against most major currencies during the reporting period, which made U.S. investments more attractive to international investors but created headwinds for the domestic economy.

Investor concerns brought on by many of these factors, as well as uncertainty surrounding the strength of the U.S. economy and Fed interest rate policy, led to a flight to quality during the reporting period. As a result, higher-quality bonds outperformed riskier assets for the reporting period.

Mortgage-backed securities were the leading performers for the reporting period. Both residential and commercial mortgage-backed securities benefited from investor demand for high credit quality and relatively high yields. U.S. Treasury bonds were also among the better performers in the fixed-income market. In addition to the flight to quality, Treasury securities benefited from their interest-rate sensitivity as declining yields across most maturity sectors of the Treasury market led to rising bond prices. The primary exception was Treasury inflation-protected securities, which posted negative returns for the reporting period, reflecting a lack of investor demand for inflation protection.

Corporate bonds underperformed the broader bond market for the reporting period. Corporate bonds tend to have greater credit risk than other sectors of the bond market, and the broad flight to quality led to reduced demand for corporate securities. In particular, high-yield corporate bonds were among the only sectors of the bond market to decline for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(1.84)%	(1.70)%	(1.57)%	(1.84)%	(1.70)%	(1.57)%
Since Inception	0.87%	1.02%	1.07%	1.78%	2.10%	2.19%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/15/13. The first day of secondary market trading was 10/17/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$970.40	$1.49	$1,000.00	$1,023.70	$1.53	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

The iShares 0-5 Year High Yield Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, high yield corporate bonds with remaining maturities of less than five years, as represented by the Markit iBoxx® USD Liquid High Yield 0-5 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was -1.84%, net of fees, while the total return for the Index was -1.57%.

The Index posted a negative return for the reporting period, as investors demanded additional yield for holding short-term high-yield bonds, resulting in prices declines for these securities.

Corporate profits contracted in the second half of the reporting period, as declining oil and gas prices hindered earnings for energy-related companies, and the stronger U.S. dollar reduced revenue for many U.S. corporations. As a result, high-yield bond issuance declined somewhat late in the reporting period, although issuance remained relatively solid. High-yield default rates also remained low relative to historical averages. Nevertheless, the high-yield bond market generated negative returns, as the yield premium over Treasuries increased, reflecting investors’ risk aversion and weakening corporate fundamentals.

In terms of sector performance, bonds issued by commodity-related businesses were hit hard by the downturn in oil and industrial metals prices. The energy sector represented only 11% of the Index, but its weak performance accounted for the majority of the Index’s negative return for the reporting period. Commodity-related bonds’ negative performance offset the positive contribution of bonds in the financial and consumer-related sectors. The negative price impact of increasing yield premiums and higher market interest rates exceeded the Index’s relatively high yield, leading to a negative return for the reporting period.

ALLOCATION BY SECTOR

As of 10/31/15

Sector	Percentage of Total Investments[1]

Communications	20.43%
Financial	17.83
Consumer Non-Cyclical	17.61
Consumer Cyclical	12.19
Energy	10.02
Industrial	8.71
Basic Materials	7.19
Utilities	3.39
Technology	2.41
Diversified	0.22

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating[2]	Percentage of Total Investments[1]

A	0.10%
Baa	0.85
Ba	44.10
B	40.81
Caa	13.29
Not Rated	0.85

TOTAL	100.00%

[1]	Excludes money market funds.
[2]

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.37%	1.36%	1.44%	1.37%	1.36%	1.44%
Since Inception	1.61%	1.72%	1.79%	3.33%	3.55%	3.69%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/15/13. The first day of secondary market trading was 10/17/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,003.60	$0.76	$1,000.00	$1,024.40	$0.77	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

The iShares 0-5 Year Investment Grade Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds with remaining maturities of less than five years, as represented by the Markit iBoxx® USD Liquid Investment Grade 0-5 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was 1.37%, net of fees, while the total return for the Index was 1.44%.

The Index posted a positive return for the reporting period, as the short-term investment-grade bond market remained relatively healthy despite rising short-term interest rates and slower corporate earnings growth.

Corporate profits slowed in the second half of the reporting period, as declining oil and gas prices hindered earnings for energy-related companies, and the stronger U.S. dollar reduced revenue for many U.S. corporations. Nevertheless, investment-grade bond issuance hit record highs during the reporting period, as corporations sought to lock in low interest rates. The corporate debt load nearly hit a 10-year high during the reporting period due to the high level of borrowing in recent years.

Yields on two-year Treasury notes also increased during the reporting period, reflecting comparatively healthy U.S. economic growth and expectations that the Fed would raise short-term interest rates. Rising short-term bond yields put downward pressure on the Index’s performance during the reporting period. However, investment-grade bond income offset the negative effect of rising interest rates, preserving the Index’s positive return for the reporting period.

In terms of sector performance, banking bonds and consumer-related bonds both delivered positive contributions to the Index’s performance, as low interest rates and steady job growth continued to support economic growth. Technology and communications bonds also helped the Index’s performance for the reporting period. Bonds issued by metals producers detracted from performance on the margin amid weaker commodity prices.

ALLOCATION BY SECTOR

As of 10/31/15

Sector	Percentage of Total Investments[1]

Financial	46.64%
Consumer Non-Cyclical	15.29
Energy	8.98
Communications	8.88
Industrial	5.14
Technology	5.08
Consumer Cyclical	5.01
Basic Materials	2.58
Utilities	2.19
Diversified	0.21

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating[2]	Percentage of Total Investments[1]

Aaa	1.07%
Aa	15.97
A	46.50
Baa	34.75
Ba	1.24
Not Rated	0.47

TOTAL	100.00%

[1]	Excludes money market funds.
[2]

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® Aaa - A RATED CORPORATE BOND ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.11%	1.93%	2.13%	2.11%	1.93%	2.13%
Since Inception	2.95%	2.96%	3.21%	11.40%	11.42%	12.44%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$996.90	$0.75	$1,000.00	$1,024.40	$0.77	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

The iShares Aaa - A Rated Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of Aaa to A, or equivalently rated, fixed rate U.S. dollar-denominated bonds issued by U.S. and non-U.S. corporations, as represented by the Barclays U.S. Corporate Aaa - A Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was 2.11%, net of fees, while the total return for the Index was 2.13%.

The Index posted a positive return for the reporting period, as the investment-grade bond market remained relatively healthy despite slower corporate earnings growth, and long-term interest rates fell.

Corporate profits slowed in the second half of the reporting period, as declining oil and gas prices hindered earnings for energy-related companies, and the stronger U.S. dollar reduced revenue for many U.S. corporations. Nevertheless, investment-grade bond issuance hit record highs during the reporting period, as corporations sought to lock in low interest rates. The corporate debt load nearly hit a 10-year high during the reporting period due to the high level of borrowing in recent years.

Long-term interest rates declined with inflation during the reporting period. The slight decline in long-term interest rates led to higher bond prices. The Index’s bonds were more heavily weighted toward long-term securities, which meant that small changes in interest rates had a relatively large influence on the Index’s performance.

The Index’s high credit quality helped during the reporting period, as higher-quality bonds outperformed riskier, lower-quality bonds. In terms of sector performance, banking bonds and consumer-related bonds both delivered positive contributions to the Index’s performance, as low interest rates and steady job growth continued to support economic growth. Technology, communications, and capital goods bonds also helped the Index’s performance for the reporting period.

ALLOCATION BY SECTOR As of 10/31/15

Sector	Percentage of Total Investments*

Financial	44.22%
Consumer Non-Cyclical	16.18
Technology	8.07
Energy	7.93
Consumer Cyclical	6.37
Industrial	5.84
Communications	4.94
Utilities	3.68
Basic Materials	2.74
Diversified	0.03

TOTAL	100.00%

ALLOCATION BY MATURITY As of 10/31/15

Maturity	Percentage of Total Investments*

0-1 Year	0.68%
1-5 Years	46.14
5-10 Years	26.05
10-15 Years	1.88
15-20 Years	3.68
More than 20 Years	21.57

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(0.37)%	(0.53)%	0.01%	(0.37)%	(0.53)%	0.01%
Since Inception	3.97%	3.95%	4.37%	14.71%	14.62%	16.24%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/24/12. The first day of secondary market trading was 4/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$978.80	$1.50	$1,000.00	$1,023.70	$1.53	0.30%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

The iShares Baa - Ba Rated Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of Baa1 to Ba3, or equivalently rated, fixed rate U.S. dollar-denominated bonds issued by U.S. and non-U.S. corporations, as represented by the Barclays U.S. Corporate Baa - Ba Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was -0.37%, net of fees, while the total return for the Index was 0.01%.

The Index posted a flat return for the reporting period, as the sell-off in commodities worked against the high-yield bond market.

Corporate profits contracted in the second half of the reporting period, as declining oil and gas prices hindered earnings for energy-related companies, and the stronger U.S. dollar reduced revenue for many U.S. corporations. Nevertheless, investment-grade bond issuance hit record highs during the reporting period, as corporations sought to lock in low interest rates. However, high-yield bond issuance declined somewhat late in the reporting period, although issuance remained relatively solid. Low interest rates encouraged corporations to issue new debt for refinancing, as well as for merger and acquisition activity. High-yield default rates also remained low relative to the historical average.

Nevertheless, the high-yield bond market generated negative returns, as the yield premium over Treasuries increased, reflecting investors’ risk aversion and weakening corporate fundamentals.

From a sector perspective, declining commodities prices weighed on the performance of producers of energy and industrial metals during the reporting period. In particular, bonds issued by energy companies were hardest hit. The energy sector represented only 15% of the Index on average, but its weak performance generated the majority of the Index’s negative return for the reporting period. At the other end of the spectrum, the financials sector, which comprised about 19% of the Index on average, generated a positive contribution to the Index’s performance during the reporting period.

ALLOCATION BY SECTOR As of 10/31/15

Sector	Percentage of Total Investments*

Communications	22.40%
Financial	20.49
Consumer Non-Cyclical	17.38
Energy	13.94
Basic Materials	7.14
Industrial	6.21
Consumer Cyclical	5.73
Utilities	3.36
Technology	3.20
Diversified	0.15

TOTAL	100.00%

ALLOCATION BY MATURITY As of 10/31/15

Maturity	Percentage of Total Investments*

1-5 Years	32.25%
5-10 Years	40.23
10-15 Years	2.18
15-20 Years	5.11
More than 20 Years	20.23

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® B - Ca RATED CORPORATE BOND ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(5.16)%	(6.18)%	(4.58)%	(5.16)%	(6.18)%	(4.58)%
Since Inception	4.01%	4.06%	4.75%	14.85%	15.04%	17.72%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/24/12. The first day of secondary market trading was 4/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$941.20	$1.71	$1,000.00	$1,023.40	$1.79	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® B - Ca RATED CORPORATE BOND ETF

The iShares B - Ca Rated Corporate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of B1 to Ca, or equivalently rated, fixed rate U.S. dollar-denominated bonds issued by U.S. and non-U.S. corporations, as represented by the Barclays U.S. Corporate B - Ca Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was -5.16%, net of fees, while the total return for the Index was -4.58%.

The Index posted a negative return for the reporting period, as the selloff in commodities worked against the high-yield bond market.

Corporate profits contracted in the second half of the reporting period, as declining oil and gas prices hindered earnings for energy-related companies, and the stronger U.S. dollar reduced revenue for many U.S. corporations. As a result, high-yield bond issuance declined somewhat late in the reporting period, although issuance remained relatively solid. Low interest rates encouraged corporations to issue new debt for refinancing, as well as merger and acquisition activity. High-yield default rates also remained low relative to the historical average. Nevertheless, the high-yield bond market generated negative returns, as the yield premium over Treasuries increased, reflecting investors’ risk aversion and weakening corporate fundamentals.

From a sector perspective, commodity-related bonds fell during the reporting period, as declining commodities prices weighed on producers of energy and industrial metals. In particular, bonds issued by energy companies were hardest hit by a growing imbalance between supply and demand in the oil and gas markets. The energy sector represented only 13% of the Index on average, but its weak performance generated the majority of the Index’s negative return for the reporting period. The metals industry also detracted from performance. Consumer-related bonds helped the Index’s performance, as the relatively solid job market helped support consumer spending during the reporting period. Additionally, the Index’s relatively low credit quality bonds worked against performance for the reporting period.

ALLOCATION BY SECTOR As of 10/31/15

Sector	Percentage of Total Investments*

Consumer Non-Cyclical	25.84%
Communications	23.82
Consumer Cyclical	11.61
Energy	10.74
Industrial	7.32
Technology	5.77
Utilities	4.98
Basic Materials	4.54
Financial	4.09
Diversified	1.29

TOTAL	100.00%

ALLOCATION BY MATURITY As of 10/31/15

Maturity	Percentage of Total Investments*

1-5 Years	30.26%
5-10 Years	67.48
10-15 Years	0.71
15-20 Years	0.38
More than 20 Years	1.17

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® CONVERTIBLE BOND ETF

Performance as of October 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	(4.98)%	(5.10)%	(4.80)%

The inception date of the Fund was 6/2/15. The first day of secondary market trading was 6/4/15.

For the fiscal period ended 10/31/15, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (6/2/15) [a]	Ending Account Value (10/31/15)	Expenses Paid During Period [b]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$950.20	$1.41	$1,000.00	$1,023.40	$1.79	0.35%

[a]	The beginning of the period (commencement of operations) is June 2, 2015.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (151 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CONVERTIBLE BOND ETF

The iShares Convertible Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated convertible securities, specifically cash pay bonds, with outstanding issue sizes greater than $250 million, as represented by the Barclays U.S. Convertible Cash Pay Bond > $250MM Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from June 2, 2015 (inception date of the Fund) through October 31, 2015 (the “reporting period”), the total return for the Fund was -4.98%, net of fees, while the total return for the Index was -4.80%.

As represented by the Index, convertible bonds declined by approximately 5% for the reporting period. The Index consists of U.S. dollar-denominated convertible securities, which are corporate bonds that can be redeemed for shares of the issuer’s stock. More specifically, the convertible securities represented in the Index are cash pay bonds, which pay interest on a periodic basis just like non-convertible corporate bonds, though the interest rate is typically lower because of the equity conversion option. The hybrid nature of convertible bonds gives them characteristics similar to both stocks and bonds.

During the reporting period, convertible bonds underperformed the broad U.S stock and bond markets. From the beginning of the reporting period through the end of September, convertible bonds fell in line with the stock market amid concerns about decelerating global economic growth. In particular, weaker economic data in China led to a surprise devaluation of the Chinese yuan and had a ripple effect on other emerging economies. Uncertainty surrounding the timing of a potential short-term interest rate increase by the Fed also contributed to the sell-off in both stocks and convertible bonds.

In October, however, investor concerns about China, global economic growth, and a potential Fed rate hike subsided, leading to a rally in risk assets such as convertible bonds. Although convertible bonds posted strong returns in October, it was not enough to fully reverse the declines from the prior four months.

ALLOCATION BY SECTOR As of 10/31/15

Sector	Percentage of Total Investments*

Technology	29.33%
Communications	21.36
Consumer Non-Cyclical	19.53
Financial	8.78
Consumer Cyclical	8.00
Energy	6.41
Industrial	4.31
Basic Materials	1.79
Utilities	0.49

TOTAL	100.00%

ALLOCATION BY MATURITY As of 10/31/15

Maturity	Percentage of Total Investments*

0-1 Year	3.99%
1-5 Years	51.13
5-10 Years	19.27
10-15 Years	2.42
15-20 Years	5.71
More than 20 Years	17.48

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® FLOATING RATE BOND ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(0.14)%	(0.12)%	0.16%	(0.14)%	(0.12)%	0.16%
Since Inception	0.80%	0.80%	1.00%	3.57%	3.56%	4.45%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/14/11. The first day of secondary market trading was 6/17/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$997.70	$1.01	$1,000.00	$1,024.20	$1.02	0.20%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® FLOATING RATE BOND ETF

The iShares Floating Rate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade floating rate bonds with remaining maturities between one month and five years, as represented by the Barclays US Floating Rate Note < 5 Years Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was -0.14%, net of fees, while the total return for the Index was 0.16%.

As represented by the Index, floating-rate corporate bonds posted a relatively flat return for the reporting period. The Index consists of short-term, investment-grade U.S. bonds with interest rates that reset at regular intervals. At the beginning of the reporting period, the Fed signaled its intent to raise short-term interest rates sometime in 2015. Expectations of higher interest rates tend to result in stronger demand for floating-rate bonds, boosting their performance.

However, low inflation in the U.S. and generally sluggish global economic growth led the Fed to hold short-term rates steady throughout the reporting period. In addition, a stronger U.S. dollar reduced demand for exports and limited corporate profit margins for multinational companies, which put downward pressure on corporate bonds in general. Other factors buffeting floating-rate corporate bonds included a broad decline in commodity prices and a marked slowdown in China’s economy, which had a ripple effect on other emerging economies.

From a sector perspective, floating-rate bonds issued by banks, which comprised more than half of the Index on average during the reporting period, had the greatest positive impact on the Index’s performance. Other positive contributors to performance included floating-rate securities issued by consumer finance companies, telecommunication services providers, and insurance firms.

On the downside, floating-rate bonds issued by metals and mining companies and the automotive industry detracted from the Index’s return. Securities issued by selected energy companies outside of the U.S. also weighed on the Index’s performance during the reporting period.

ALLOCATION BY SECTOR As of 10/31/15

Sector/Investment Type	Percentage of Total Investments[1]

Financial	63.19%
Foreign Government Obligations	9.52
Consumer Cyclical	6.37
Energy	5.20
Consumer Non-Cyclical	5.01
Communications	4.66
Technology	3.08
Industrial	1.73
Basic Materials	0.77
Utilities	0.47

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY As of 10/31/15

Moody’s Credit Rating[2]	Percentage of Total Investments[1]

Aaa	10.83%
Aa	27.99
A	47.64
Baa	13.03
Ba	0.28
Not Rated	0.23

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2015 (or commencement of operations, as applicable) and held through October 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.26%

ADVERTISING — 0.71%
Affinion Group Inc.
7.88%, 12/15/18 (Call 11/30/15)	$1,125	$860,625
inVentiv Health Inc.
9.00%, 01/15/18 (Call 01/15/16)[a]	1,600	1,644,000
MDC Partners Inc.
6.75%, 04/01/20 (Call 04/01/16)[a]	1,750	1,780,625
Visant Corp.
10.00%, 10/01/17 (Call 11/30/15)	1,800	1,845,000

		6,130,250
AEROSPACE & DEFENSE — 0.38%
Kratos Defense & Security Solutions Inc.
7.00%, 05/15/19 (Call 05/15/16)[b]	1,087	858,730
Meccanica Holdings USA Inc.
6.25%, 07/15/19[a]	1,100	1,188,000
TransDigm Inc.
5.50%, 10/15/20 (Call 11/30/15)	1,250	1,259,375

		3,306,105
AIRLINES — 0.78%
Air Canada
6.75%, 10/01/19 (Call 10/01/16)[a]	1,150	1,213,250
American Airlines Group Inc.
4.63%, 03/01/20[a,b]	1,195	1,180,063
5.50%, 10/01/19[a]	2,025	2,060,437
Continental Airlines Inc. 2012-3 Pass Through Trust Class C
6.13%, 04/29/18	1,050	1,078,875
U.S. Airways Group Inc.
6.13%, 06/01/18	1,150	1,190,250

		6,722,875

Security	Principal (000s)	Value
APPAREL — 0.11%
Wolverine World Wide Inc.
6.13%, 10/15/20 (Call 10/15/16)	$900	$945,000

		945,000
AUTO MANUFACTURERS — 0.87%
Fiat Chrysler Automobile NV
4.50%, 04/15/20[b]	3,670	3,720,646
Jaguar Land Rover Automotive PLC
3.50%, 03/15/20 (Call 12/15/19)[a]	1,350	1,329,750
4.13%, 12/15/18[a]	1,250	1,271,875
4.25%, 11/15/19[a]	1,175	1,195,562

		7,517,833
AUTO PARTS & EQUIPMENT — 0.69%
Gestamp Funding Luxembourg SA
5.63%, 05/31/20 (Call 05/31/16)[a]	750	759,375
Goodyear Tire & Rubber Co. (The)
8.25%, 08/15/20 (Call 11/30/15)	1,135	1,186,075
Pittsburgh Glass Works LLC
8.00%, 11/15/18 (Call 11/30/15)[a]	67	69,781
Titan International Inc.
6.88%, 10/01/20 (Call 10/01/16)	950	809,875
UCI International Inc.
8.63%, 02/15/19 (Call 11/30/15)	1,050	732,375
ZF North America Capital Inc.
4.00%, 04/29/20[a]	2,365	2,388,650

		5,946,131
BANKS — 3.05%
CIT Group Inc.
3.88%, 02/19/19	2,850	2,885,625
4.25%, 08/15/17	4,150	4,238,188
5.00%, 05/15/17	3,100	3,196,875
5.25%, 03/15/18	4,150	4,352,312
5.38%, 05/15/20	1,800	1,937,250
5.50%, 02/15/19[a]	4,240	4,505,000

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
6.63%, 04/01/18[a]	$1,650	$1,777,875
Royal Bank of Scotland Group PLC
4.70%, 07/03/18	800	830,078
Royal Bank of Scotland NV
4.65%, 06/04/18	1,300	1,348,750
Synovus Financial Corp.
5.13%, 06/15/17	1,290	1,335,150

		26,407,103
BEVERAGES — 0.87%
Constellation Brands Inc.
3.88%, 11/15/19[b]	975	1,014,000
7.25%, 09/01/16	1,697	1,771,244
7.25%, 05/15/17	1,776	1,922,520
Cott Beverages Inc.
6.75%, 01/01/20 (Call 01/01/17)	1,500	1,586,250
Innovation Ventures LLC/Innovation Ventures Finance Corp.
9.50%, 08/15/19 (Call 11/30/15)[a]	1,168	1,217,640

		7,511,654
BUILDING MATERIALS — 1.46%
Associated Materials LLC/AMH New Finance Inc.
9.13%, 11/01/17 (Call 11/30/15)	2,015	1,622,075
Euramax International Inc.
12.00%, 08/15/20 (Call 02/15/18)[a]	950	921,500
Hanson Ltd.
6.13%, 08/15/16	1,326	1,369,095
Lafarge SA
6.50%, 07/15/16	813	840,811
Louisiana-Pacific Corp.
7.50%, 06/01/20 (Call 06/01/16)	898	946,268
Masco Corp.
6.13%, 10/03/16	2,777	2,888,080
7.13%, 03/15/20	893	1,038,112
USG Corp.
6.30%, 11/15/16	1,708	1,763,510

Security	Principal (000s)	Value
9.75%, 01/15/18	$1,100	$1,237,500

		12,626,951
CHEMICALS — 1.95%
Ashland Inc.
3.88%, 04/15/18 (Call 03/15/18)[b]	1,850	1,905,500
Hexion Inc.
6.63%, 04/15/20 (Call 11/30/15)[b]	3,900	3,315,000
8.88%, 02/01/18 (Call 11/30/15)	2,800	2,156,000
INEOS Group Holdings SA
5.88%, 02/15/19 (Call 02/15/16)[a,b]	1,500	1,500,000
6.13%, 08/15/18 (Call 11/30/15)[a,b]	1,510	1,525,100
Kraton Polymers LLC/Kraton Polymers Capital Corp.
6.75%, 03/01/19 (Call 11/30/15)	814	815,302
Perstorp Holding AB
8.75%, 05/15/17 (Call 11/30/15)[a,b]	900	904,500
11.00%, 08/15/17 (Call 11/30/15)[a]	900	902,250
PQ Corp.
8.75%, 11/01/18 (Call 11/30/15)[a]	1,500	1,515,000
Rain CII Carbon LLC/CII Carbon Corp.
8.00%, 12/01/18 (Call 11/30/15)[a],b	850	739,500
Tronox Finance LLC
6.38%, 08/15/20 (Call 11/30/15)	2,175	1,555,125

		16,833,277
COMMERCIAL SERVICES — 3.46%
ADT Corp. (The)
2.25%, 07/15/17	1,775	1,763,906
4.13%, 04/15/19[b]	1,425	1,457,062
APX Group Inc.
6.38%, 12/01/19 (Call 12/01/15)[b]	2,175	2,115,187

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Cenveo Corp.
6.00%, 08/01/19 (Call 02/01/19)[a]	$1,335	$1,174,800
Constellis Holdings LLC/Constellis Finance Corp.
9.75%, 05/15/20 (Call 05/15/17)[a]	1,065	963,825
DynCorp International Inc.
10.38%, 07/01/17 (Call 11/30/15)[b]	1,120	884,800
Global A&T Electronics Ltd.
10.00%, 02/01/19 (Call 02/01/16)[a]	2,750	2,337,500
Hertz Corp. (The)
5.88%, 10/15/20 (Call 11/30/15)[b]	1,000	1,035,000
6.75%, 04/15/19 (Call 11/30/15)	3,064	3,144,430
7.50%, 10/15/18 (Call 11/30/15)[b]	1,932	1,973,055
Interactive Data Corp.
5.88%, 04/15/19 (Call 11/30/15)[a,b]	925	945,813
Laureate Education Inc.
9.25%, 09/01/19 (Call 11/30/15)[a,b]	3,325	2,643,375
Live Nation Entertainment Inc.
7.00%, 09/01/20 (Call 09/01/16)[a]	1,050	1,107,750
Modular Space Corp.
10.25%, 01/31/19 (Call 01/31/16)[a]	950	567,625
Monitronics International Inc.
9.13%, 04/01/20 (Call 04/01/16)	1,425	1,250,438
Prospect Medical Holdings Inc.
8.38%, 05/01/19 (Call 11/30/15)[a]	740	781,625
RR Donnelley & Sons Co.
7.63%, 06/15/20	850	877,625
Safway Group Holding LLC/Safway Finance Corp.
7.00%, 05/15/18 (Call 11/30/15)[a]	1,250	1,284,375

Security	Principal (000s)	Value
Speedy Cash Intermediate Holdings Corp.
10.75%, 05/15/18 (Call 11/30/15)[a,b]	$1,092	$786,240
Truven Health Analytics Inc.
10.63%, 06/01/20 (Call 06/01/16)	900	946,125
United Rentals North America Inc.
7.38%, 05/15/20 (Call 05/15/16)[b]	1,792	1,904,000

		29,944,556
COMPUTERS — 0.96%
Dell Inc.
3.10%, 04/01/16[b]	994	996,485
5.65%, 04/15/18	1,250	1,306,250
5.88%, 06/15/19	1,500	1,567,500
SRA International Inc.
11.00%, 10/01/19 (Call 11/30/15)[b]	950	1,004,625
SunGard Data Systems Inc.
6.63%, 11/01/19 (Call 11/30/15)	2,739	2,834,865
7.38%, 11/15/18 (Call 11/30/15)	600	612,750

		8,322,475
COSMETICS & PERSONAL CARE — 0.31%
Albea Beauty Holdings SA
8.38%, 11/01/19 (Call 11/30/15)[a]	961	1,013,855
Avon Products Inc.
6.35%, 03/15/20	1,100	891,000
6.50%, 03/01/19	910	803,075

		2,707,930
DISTRIBUTION & WHOLESALE — 0.68%
HD Supply Inc.
7.50%, 07/15/20 (Call 10/15/16)	3,100	3,301,500
11.50%, 07/15/20 (Call 10/15/16)	2,250	2,542,500

		5,844,000

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
DIVERSIFIED FINANCIAL SERVICES — 12.30%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
2.75%, 05/15/17	$850	$846,813
3.75%, 05/15/19[b]	2,720	2,747,200
4.25%, 07/01/20	1,150	1,173,000
4.63%, 10/30/20	640	662,400
Aircastle Ltd.
4.63%, 12/15/18	1,000	1,035,000
6.25%, 12/01/19	1,300	1,420,250
6.75%, 04/15/17	1,400	1,477,000
Ally Financial Inc.
2.75%, 01/30/17[b]	2,196	2,206,980
3.13%, 01/15/16	1,174	1,174,000
3.25%, 02/13/18[b]	1,500	1,507,500
3.50%, 07/18/16	2,290	2,304,312
3.50%, 01/27/19	1,350	1,360,125
3.60%, 05/21/18	2,300	2,334,500
3.75%, 11/18/19[b]	1,850	1,874,050
4.13%, 03/30/20[b]	1,400	1,443,750
4.75%, 09/10/18	1,650	1,722,188
5.50%, 02/15/17	3,325	3,441,375
6.25%, 12/01/17	2,250	2,401,875
7.50%, 09/15/20	700	817,250
8.00%, 12/31/18[b]	1,160	1,302,100
8.00%, 03/15/20	2,150	2,537,000
General Motors Financial Co. Inc.
2.75%, 05/15/16[b]	320	322,095
Globe Luxembourg SCA
9.63%, 05/01/18 (Call 05/01/17)[a]	1,200	1,011,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
3.50%, 03/15/17 (Call 02/15/17)	2,775	2,796,229
4.88%, 03/15/19 (Call 07/15/16)	3,100	3,170,680
6.00%, 08/01/20 (Call 02/01/17)	4,200	4,373,099
International Lease Finance Corp.
3.88%, 04/15/18	2,150	2,182,250
5.75%, 05/15/16	2,455	2,494,716
5.88%, 04/01/19	1,900	2,035,815
6.25%, 05/15/19[b]	3,350	3,634,750

Security	Principal (000s)	Value
8.75%, 03/15/17	$3,800	$4,094,500
8.88%, 09/01/17	1,254	1,380,968
Jefferies Finance LLC/JFIN Co-Issuer Corp.
7.38%, 04/01/20 (Call 04/01/16)[a,b]	1,650	1,617,000
KCG Holdings Inc.
6.88%, 03/15/20 (Call 03/15/17)[a]	1,200	1,137,000
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 08/01/18 (Call 11/30/15)	950	926,250
7.88%, 10/01/20 (Call 10/01/16)	950	935,750
9.63%, 05/01/19 (Call 11/30/15)	1,180	1,209,500
Navient Corp.
4.63%, 09/25/17[b]	1,368	1,381,680
4.88%, 06/17/19[b]	2,375	2,297,812
5.00%, 10/26/20[b]	800	749,000
5.50%, 01/15/19[b]	3,200	3,168,000
6.00%, 01/25/17	3,100	3,177,500
6.25%, 01/25/16[b]	2,350	2,361,750
8.00%, 03/25/20[b]	3,650	3,869,000
8.45%, 06/15/18	6,050	6,488,625
Ocwen Financial Corp.
7.13%, 05/15/19 (Call 05/15/16)[a]	900	828,000
OneMain Financial Holdings Inc.
6.75%, 12/15/19 (Call 12/15/16)[a]	1,700	1,797,750
Outerwall Inc.
6.00%, 03/15/19 (Call 03/15/16)	750	748,125
ROC Finance LLC/ROC Finance 1 Corp.
12.13%, 09/01/18 (Call 11/30/15)[a,b]	825	873,469
Springleaf Finance Corp.
5.25%, 12/15/19[b]	1,825	1,811,312
5.75%, 09/15/16	1,100	1,119,250
6.90%, 12/15/17	4,000	4,210,000

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Series I
5.40%, 12/01/15	$1,190	$1,190,000
TMX Finance LLC/TitleMax Finance Corp.
8.50%, 09/15/18 (Call 11/30/15)[a,b]	1,550	1,205,125

		106,386,668
ELECTRIC — 2.70%
AES Corp./VA
8.00%, 06/01/20[b]	1,450	1,613,125
DPL Inc.
6.50%, 10/15/16 (Call 09/15/16)	18	18,405
Dynegy Inc.
6.75%, 11/01/19 (Call 05/01/17)	5,275	5,275,000
FirstEnergy Corp. Series A
2.75%, 03/15/18 (Call 02/15/18)	1,500	1,508,565
GenOn Energy Inc.
7.88%, 06/15/17[b]	1,900	1,762,250
9.50%, 10/15/18	1,563	1,375,440
9.88%, 10/15/20 (Call 11/30/15)	1,200	996,000
IPALCO Enterprises Inc.
3.45%, 07/15/20 (Call 06/15/20)[a]	1,000	1,000,609
5.00%, 05/01/18 (Call 04/01/18)	435	457,897
NRG Energy Inc.
7.63%, 01/15/18	2,748	2,878,530
8.25%, 09/01/20 (Call 11/30/15)	2,600	2,671,500
Talen Energy Supply LLC
4.63%, 07/15/19 (Call 07/15/16)[a]	3,075	2,805,938
6.50%, 05/01/18[b]	950	966,625

		23,329,884
ELECTRICAL COMPONENTS & EQUIPMENT — 0.22%
Anixter Inc.
5.63%, 05/01/19	900	951,750

Security	Principal (000s)	Value
WireCo WorldGroup Inc.
9.50%, 05/15/17 (Call 11/30/15)[b]	$1,092	$985,532

		1,937,282
ELECTRONICS — 0.37%
Kemet Corp.
10.50%, 05/01/18 (Call 11/30/15)[b]	866	777,235
Rexel SA
5.25%, 06/15/20 (Call 06/15/16)[a]	1,380	1,435,200
Sanmina Corp.
4.38%, 06/01/19[a]	1,000	1,020,000

		3,232,435
ENERGY – ALTERNATE SOURCES — 0.10%
ContourGlobal Power Holdings SA
7.13%, 06/01/19 (Call 06/01/16)[a]	850	847,875

		847,875
ENGINEERING & CONSTRUCTION — 0.35%
Aguila 3 SA
7.88%, 01/31/18 (Call 11/30/15)[a]	2,250	2,300,625
Michael Baker International LLC/CDL Acquisition Co. Inc.
8.25%, 10/15/18 (Call 04/15/16)[a,b]	800	752,000

		3,052,625
ENTERTAINMENT — 1.03%
Gibson Brands Inc.
8.88%, 08/01/18 (Call 02/01/16)[a,b]	995	870,625
GLP Capital LP/GLP Financing II Inc.
4.38%, 11/01/18 (Call 08/01/18)[b]	1,260	1,300,950
Greektown Holdings LLC/Greektown Mothership Corp.
8.88%, 03/15/19 (Call 03/15/16)[a]	1,050	1,071,000

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
International Game Technology
7.50%, 06/15/19	$1,150	$1,236,250
International Game Technology PLC
5.63%, 02/15/20 (Call 11/15/19)[a,b]	1,550	1,565,500
Isle of Capri Casinos Inc.
8.88%, 06/15/20 (Call 06/15/16)[b]	625	671,875
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp.
8.88%, 04/15/17 (Call 11/30/15)[a]	1,151	1,122,225
Peninsula Gaming LLC/Peninsula Gaming Corp.
8.38%, 02/15/18 (Call 11/30/15)[a,b]	300	312,000
Production Resource Group Inc.
8.88%, 05/01/19 (Call 11/30/15)	950	769,500

		8,919,925
ENVIRONMENTAL CONTROL — 0.62%
ADS Waste Holdings Inc.
8.25%, 10/01/20 (Call 10/01/16)	1,150	1,207,500
Casella Waste Systems Inc.
7.75%, 02/15/19 (Call 11/30/15)	905	918,575
Clean Harbors Inc.
5.25%, 08/01/20 (Call 08/01/16)	1,960	2,028,600
Tervita Corp.
8.00%, 11/15/18 (Call 11/30/15)[a]	1,600	1,176,000

		5,330,675
FOOD — 1.33%
Aramark Services Inc.
5.75%, 03/15/20 (Call 11/30/15)	2,185	2,277,862
BI-LO LLC/BI-LO Finance Corp.
9.25%, 02/15/19 (Call 11/30/15)[a,b]	1,088	1,115,200

Security	Principal (000s)	Value
Bumble Bee Holdings Inc.
9.00%, 12/15/17 (Call 11/30/15)[a]	$1,974	$2,020,883
FAGE Dairy Industry SA/FAGE USA Dairy Industry Inc.
9.88%, 02/01/20 (Call 11/30/15)[a]	500	523,125
Smithfield Foods Inc.
5.25%, 08/01/18 (Call 11/30/15)[a,b]	1,250	1,271,875
7.75%, 07/01/17	1,050	1,134,000
SUPERVALU Inc.
8.00%, 05/01/16	89	91,003
Tesco PLC
2.70%, 01/05/17[a]	1,000	1,002,454
5.50%, 11/15/17[a]	1,950	2,055,665

		11,492,067
FOREST PRODUCTS & PAPER — 0.07%
Tembec Industries Inc.
9.00%, 12/15/19 (Call 10/15/16)[a,b]	800	640,000

		640,000
GAS — 0.64%
China Oil & Gas Group Ltd.
5.25%, 04/25/18 (Call 04/25/16)[a,b]	600	597,750
NGL Energy Partners LP/NGL Energy Finance Corp.
5.13%, 07/15/19 (Call 06/15/19)	1,100	1,023,000
Sabine Pass LNG LP
7.50%, 11/30/16	3,750	3,869,531

		5,490,281
HEALTH CARE – PRODUCTS — 1.56%
Alere Inc.
6.50%, 06/15/20 (Call 06/15/16)	1,150	1,187,375
7.25%, 07/01/18 (Call 12/15/15)	1,000	1,042,500
ConvaTec Healthcare E SA
10.50%, 12/15/18 (Call 11/30/15)[a]	700	722,750

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Immucor Inc.
11.13%, 08/15/19 (Call 11/30/15)	$930	$957,900
Kinetic Concepts Inc./KCI USA Inc.
10.50%, 11/01/18 (Call 11/30/15)	4,424	4,650,730
12.50%, 11/01/19 (Call 11/30/15)[b]	1,487	1,576,220
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
4.88%, 04/15/20 (Call 04/15/17)[a,b]	1,860	1,783,275
Universal Hospital Services Inc.
7.63%, 08/15/20 (Call 11/30/15)	1,600	1,528,005

		13,448,755
HEALTH CARE – SERVICES — 5.91%
Centene Corp.
5.75%, 06/01/17[b]	1,090	1,136,325
CHS/Community Health Systems Inc.
5.13%, 08/15/18 (Call 11/30/15)	3,960	4,034,250
7.13%, 07/15/20 (Call 07/15/16)[b]	2,850	2,928,375
8.00%, 11/15/19 (Call 11/30/15)	4,766	4,944,725
Fresenius Medical Care U.S. Finance II Inc.
4.13%, 10/15/20 (Call 07/17/20)[a]	1,200	1,230,000
5.63%, 07/31/19[a,b]	2,100	2,289,000
6.50%, 09/15/18[a,b]	800	880,000
Fresenius Medical Care U.S. Finance Inc.
6.88%, 07/15/17	1,360	1,462,000
HCA Inc.
3.75%, 03/15/19	3,660	3,705,750
4.25%, 10/15/19	1,500	1,541,250
6.50%, 02/15/16	2,934	2,970,675
6.50%, 02/15/20	7,403	8,263,599
8.00%, 10/01/18[b]	1,050	1,186,500

Security	Principal (000s)	Value
Health Net Inc./CA
6.38%, 06/01/17	$890	$932,275
IASIS Healthcare LLC/IASIS Capital Corp.
8.38%, 05/15/19 (Call 11/30/15)	2,100	2,131,500
Tenet Healthcare Corp.
4.75%, 06/01/20[b]	1,275	1,294,125
5.00%, 03/01/19	2,550	2,492,625
5.50%, 03/01/19	1,050	1,034,250
6.00%, 10/01/20	2,000	2,145,000
6.25%, 11/01/18	2,750	2,932,187
8.00%, 08/01/20 (Call 11/30/15)	1,479	1,530,765

		51,065,176
HOLDING COMPANIES – DIVERSIFIED — 0.34%
American Capital Ltd.
6.50%, 09/15/18 (Call 11/30/15)[a]	1,076	1,110,970
HRG Group Inc.
7.88%, 07/15/19 (Call 01/15/16)	1,550	1,644,938
WaveDivision Escrow LLC/WaveDivision Escrow Corp.
8.13%, 09/01/20 (Call 09/01/16)[a,b]	209	202,730

		2,958,638
HOME BUILDERS — 2.17%
CalAtlantic Group Inc.
8.38%, 05/15/18	1,400	1,603,000
Centex LLC
6.50%, 05/01/16[b]	832	848,640
DR Horton Inc.
3.63%, 02/15/18 (Call 11/15/17)[b]	880	895,400
3.75%, 03/01/19 (Call 12/01/18)[b]	1,275	1,300,500
4.00%, 02/15/20[b]	1,220	1,256,600
4.75%, 05/15/17[b]	913	944,955
6.50%, 04/15/16[b]	621	631,868
K. Hovnanian Enterprises Inc.
7.25%, 10/15/20 (Call 11/30/15)[a]	1,285	1,211,112

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
KB Home
4.75%, 05/15/19 (Call 02/15/19)	$900	$884,250
8.00%, 03/15/20[b]	900	976,500
Lennar Corp.
4.50%, 06/15/19 (Call 04/16/19)	1,200	1,242,000
4.50%, 11/15/19 (Call 08/15/19)[b]	1,490	1,542,150
4.75%, 12/15/17 (Call 09/15/17)	1,100	1,138,500
12.25%, 06/01/17	1,028	1,180,915
Toll Brothers Finance Corp.
4.00%, 12/31/18 (Call 11/30/18)[b]	800	826,000
8.91%, 10/15/17	1,000	1,125,000
TRI Pointe Holdings Inc.
4.38%, 06/15/19	1,200	1,194,000

		18,801,390
HOUSEHOLD PRODUCTS & WARES — 1.92%
ACCO Brands Corp.
6.75%, 04/30/20 (Call 04/30/17)[b]	1,250	1,331,250
Central Garden & Pet Co.
8.25%, 03/01/18 (Call 11/30/15)[b]	894	909,645
Jarden Corp.
7.50%, 05/01/17	1,225	1,321,469
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.75%, 10/15/20 (Call 11/30/15)	3,000	3,116,730
7.13%, 04/15/19 (Call 11/30/15)	2,000	2,032,500
7.88%, 08/15/19 (Call 11/30/15)	1,500	1,556,250
8.50%, 05/15/18 (Call 11/30/15)	1,600	1,616,000
9.00%, 04/15/19 (Call 11/30/15)	1,500	1,533,750
9.88%, 08/15/19 (Call 11/30/15)	3,000	3,157,500

		16,575,094

Security	Principal (000s)	Value
INSURANCE — 0.39%
Genworth Holdings Inc.
6.52%, 05/22/18	$1,450	$1,475,375
7.70%, 06/15/20[b]	975	979,875
Radian Group Inc.
5.25%, 06/15/20	900	896,625

		3,351,875
INTERNET — 0.29%
Equinix Inc.
4.88%, 04/01/20 (Call 04/01/17)[b]	1,200	1,251,000
IAC/InterActiveCorp
4.88%, 11/30/18 (Call 11/30/15)	1,225	1,255,625

		2,506,625
IRON & STEEL — 3.06%
AK Steel Corp.
8.75%, 12/01/18 (Call 12/01/15)	1,119	1,077,037
Allegheny Technologies Inc.
9.38%, 06/01/19	950	995,125
ArcelorMittal
5.13%, 06/01/20[b]	1,605	1,532,775
5.25%, 02/25/17	3,500	3,526,250
6.00%, 08/05/20	2,250	2,143,125
6.13%, 06/01/18	3,560	3,586,700
10.60%, 06/01/19	3,720	4,101,300
Cliffs Natural Resources Inc.
8.25%, 03/31/20 (Call 03/31/18)[a,b]	1,300	1,163,500
Commercial Metals Co.
6.50%, 07/15/17	650	676,000
7.35%, 08/15/18[b]	1,250	1,340,625
Essar Steel Algoma Inc.
9.50%, 11/15/19 (Call 11/15/16)[a]	800	176,000
Evraz Inc. N.A. Canada
7.50%, 11/15/19 (Call 05/15/17)[a]	800	760,000
Joseph T Ryerson & Son Inc.
9.00%, 10/15/17 (Call 11/30/15)	1,460	1,270,200

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Steel Dynamics Inc.
6.13%, 08/15/19 (Call 08/15/16)	$977	$1,018,523
U.S. Steel Corp.
6.05%, 06/01/17	1,000	935,000
7.00%, 02/01/18[b]	1,200	1,047,000
7.38%, 04/01/20[b]	1,500	1,125,000

		26,474,160
LEISURE TIME — 0.42%
Carlson Wagonlit BV
6.88%, 06/15/19 (Call 11/30/15)[a]	949	995,264
NCL Corp. Ltd.
5.25%, 11/15/19 (Call 11/15/16)[a,b]	1,500	1,545,000
Sabre Holdings Corp.
8.35%, 03/15/16	1,081	1,099,917

		3,640,181
LODGING — 1.83%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties
8.00%, 10/01/20 (Call 10/01/16)	2,350	2,332,375
MGM Resorts International
5.25%, 03/31/20[b]	1,150	1,175,875
6.75%, 10/01/20	2,360	2,519,300
7.50%, 06/01/16	1,905	1,966,912
7.63%, 01/15/17[b]	1,825	1,939,063
8.63%, 02/01/19	2,150	2,434,875
10.00%, 11/01/16	1,277	1,372,775
11.38%, 03/01/18[b]	1,060	1,248,150
Playa Resorts Holding BV
8.00%, 08/15/20 (Call 08/15/16)[a]	850	864,875

		15,854,200
MACHINERY — 1.80%
BlueLine Rental Finance Corp.
7.00%, 02/01/19 (Call 02/01/16)[a,b]	1,860	1,864,650
Case New Holland Industrial Inc.
7.88%, 12/01/17	3,850	4,162,812

Security	Principal (000s)	Value
CNH Industrial Capital LLC
3.25%, 02/01/17	$1,200	$1,203,000
3.38%, 07/15/19[b]	1,150	1,131,313
3.63%, 04/15/18	1,100	1,102,750
3.88%, 11/01/15	1,871	1,871,000
3.88%, 07/16/18[a]	1,600	1,604,000
6.25%, 11/01/16[b]	1,503	1,551,847
SPL Logistics Escrow LLC/SPL Logistics Finance Corp.
8.88%, 08/01/20 (Call 08/01/16)[a]	1,000	1,060,000

		15,551,372
MANUFACTURING — 1.16%
Bombardier Inc.
4.75%, 04/15/19[a]	1,450	1,254,250
5.50%, 09/15/18[a],b	1,835	1,720,313
7.50%, 03/15/18[a,b]	1,560	1,544,400
7.75%, 03/15/20[a]	2,200	1,919,500
Harsco Corp.
5.75%, 05/15/18[b]	950	934,393
LSB Industries Inc.
7.75%, 08/01/19 (Call 08/01/16)[b]	1,100	1,034,000
SPX FLOW Inc.
6.88%, 09/01/17[b]	1,530	1,621,800

		10,028,656
MEDIA — 6.69%
American Media Inc.
11.50%, 12/15/17 (Call 11/30/15)[b]	100	101,750
Cablevision Systems Corp.
7.75%, 04/15/18	1,850	1,933,250
8.00%, 04/15/20	1,195	1,159,150
8.63%, 09/15/17	2,156	2,296,140
CCO Holdings LLC/CCO Holdings Capital Corp.
7.00%, 01/15/19 (Call 11/30/15)	321	329,025
7.38%, 06/01/20 (Call 12/01/15)	2,918	3,034,720

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Cequel Communications Holdings I LLC/Cequel Capital Corp.
6.38%, 09/15/20 (Call 11/30/15)[a]	$3,650	$3,659,125
Clear Channel Worldwide Holdings Inc. Series B
7.63%, 03/15/20 (Call 11/30/15)	4,818	4,986,630
Cogeco Cable Inc.
4.88%, 05/01/20 (Call 05/01/16)[a]	1,150	1,161,500
CSC Holdings LLC
8.63%, 02/15/19	1,717	1,845,775
Cumulus Media Holdings Inc.
7.75%, 05/01/19 (Call 11/30/15)[b]	1,500	975,000
DISH DBS Corp.
4.25%, 04/01/18	2,780	2,783,475
4.63%, 07/15/17[b]	2,371	2,424,348
5.13%, 05/01/20	2,675	2,668,312
7.13%, 02/01/16[b]	3,758	3,800,277
7.88%, 09/01/19	3,550	3,887,250
Graham Holdings Co.
7.25%, 02/01/19	900	967,500
Gray Television Inc.
7.50%, 10/01/20 (Call 11/30/15)	1,750	1,820,000
iHeartCommunications Inc.
9.00%, 12/15/19 (Call 11/30/15)[b]	3,805	3,224,737
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 10/01/20 (Call 10/01/16)	1,000	1,027,500
Numericable-SFR SAS
4.88%, 05/15/19 (Call 05/15/16)[a]	5,770	5,798,850
Sirius XM Radio Inc.
4.25%, 05/15/20 (Call 05/15/16)[a,b]	1,300	1,322,750
Starz LLC/Starz Finance Corp.
5.00%, 09/15/19 (Call 11/30/15)	1,664	1,697,280

Security	Principal (000s)	Value
TEGNA Inc.
5.13%, 10/15/19 (Call 10/15/16)	$1,400	$1,459,500
5.13%, 07/15/20 (Call 07/15/16)[b]	1,450	1,511,625
WideOpenWest Finance LLC/WideOpenWest Capital Corp.
10.25%, 07/15/19 (Call 11/30/15)	1,975	1,979,938

		57,855,407
METAL FABRICATE & HARDWARE — 0.34%
JMC Steel Group Inc.
8.25%, 03/15/18 (Call 11/30/15)[a]	2,105	1,431,400
Wise Metals Group LLC/Wise Alloys Finance Corp.
8.75%, 12/15/18 (Call 06/15/16)[a]	1,625	1,523,438

		2,954,838
MINING — 1.98%
Alcoa Inc.
5.55%, 02/01/17[b]	1,920	1,989,600
5.72%, 02/23/19	1,850	1,967,937
6.15%, 08/15/20[b]	2,475	2,617,312
6.75%, 07/15/18	1,750	1,931,790
Aleris International Inc.
7.63%, 02/15/18 (Call 11/30/15)	1,127	1,056,563
Barminco Finance Pty Ltd.
9.00%, 06/01/18[a,b]	950	762,375
Consolidated Minerals Ltd.
8.00%, 05/15/20 (Call 05/15/17)[a]	600	408,000
FMG Resources August 2006 Pty Ltd.
8.25%, 11/01/19 (Call 11/30/15)[a,b]	2,915	2,463,175
Global Brass & Copper Inc.
9.50%, 06/01/19 (Call 06/01/16)	1,162	1,254,960

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Novelis Inc.
8.38%, 12/15/17 (Call 11/30/15)	$2,650	$2,676,500

		17,128,212
OIL & GAS — 6.35%
Atwood Oceanics Inc.
6.50%, 02/01/20 (Call 02/01/16)[b]	1,530	1,178,100
Bill Barrett Corp.
7.63%, 10/01/19 (Call 11/30/15)[b]	986	756,755
California Resources Corp.
5.00%, 01/15/20 (Call 12/15/19)[b]	2,450	1,770,125
Canbriam Energy Inc.
9.75%, 11/15/19 (Call 05/15/17)[a]	800	776,000
Carrizo Oil & Gas Inc.
7.50%, 09/15/20 (Call 09/15/16)	1,500	1,496,250
Chesapeake Energy Corp.
3.25%, 03/15/16 (Call 11/30/15)[b]	1,112	1,098,100
6.50%, 08/15/17[b]	1,750	1,605,625
6.63%, 08/15/20	3,300	2,227,500
7.25%, 12/15/18[b]	1,673	1,346,765
Citgo Holding Inc.
10.75%, 02/15/20[a]	3,750	3,740,625
Clayton Williams Energy Inc.
7.75%, 04/01/19 (Call 11/30/15)	1,446	1,337,550
Comstock Resources Inc.
10.00%, 03/15/20 (Call 03/15/16)[a,b]	1,650	1,076,625
EP Energy LLC/Everest Acquisition Finance Inc.
9.38%, 05/01/20 (Call 05/01/16)[b]	4,950	4,306,500
EV Energy Partners LP/EV Energy Finance Corp.
8.00%, 04/15/19 (Call 11/30/15)[b]	1,200	834,000

Security	Principal (000s)	Value
Halcon Resources Corp.
8.63%, 02/01/20 (Call 02/01/17)[a,b]	$1,730	$1,492,125
Harvest Operations Corp.
6.88%, 10/01/17	1,169	970,270
Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC
10.00%, 06/01/20 (Call 06/01/17)[a,b]	1,500	1,038,750
Northern Oil and Gas Inc.
8.00%, 06/01/20 (Call 06/01/16)	1,175	969,003
Oasis Petroleum Inc.
7.25%, 02/01/19 (Call 11/30/15)[b]	1,004	961,330
Pacific Drilling V Ltd.
7.25%, 12/01/17 (Call 12/01/15)[a]	1,200	816,000
PBF Holding Co. LLC/PBF Finance Corp.
8.25%, 02/15/20 (Call 02/15/16)[b]	1,750	1,824,375
PetroQuest Energy Inc.
10.00%, 09/01/17 (Call 11/30/15)	815	704,975
SandRidge Energy Inc.
8.75%, 06/01/20 (Call 06/01/17)[a]	2,990	1,831,375
Seven Generations Energy Ltd.
8.25%, 05/15/20 (Call 05/15/16)[a]	1,750	1,701,875
Seventy Seven Operating LLC
6.63%, 11/15/19 (Call 11/30/15)[b]	1,600	944,000
Sunoco LP/Sunoco Finance Corp.
5.50%, 08/01/20 (Call 08/01/17)[a]	1,450	1,486,250
Tesoro Corp.
4.25%, 10/01/17 (Call 09/01/17)	1,150	1,173,000
Transocean Inc.
3.00%, 10/15/17	1,900	1,762,250
5.55%, 12/15/16	2,350	2,341,187
6.00%, 03/15/18[b]	2,600	2,447,250

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Ultra Petroleum Corp.
5.75%, 12/15/18 (Call 12/15/15)[a]	$1,100	$742,500
Vanguard Natural Resources LLC/VNR Finance Corp.
7.88%, 04/01/20 (Call 04/01/16)[b]	950	568,813
Whiting Canadian Holding Co. ULC
8.13%, 12/01/19 (Call 12/01/15)	2,129	2,155,612
Whiting Petroleum Corp.
5.00%, 03/15/19 (Call 12/15/18)	2,786	2,653,665
6.50%, 10/01/18 (Call 11/30/15)	700	665,000
WPX Energy Inc.
5.25%, 01/15/17	955	952,613
7.50%, 08/01/20 (Call 07/01/20)[b]	1,200	1,125,000

		54,877,738
OIL & GAS SERVICES — 0.54%
Borets Finance Ltd.
7.63%, 09/26/18[a]	850	701,250
7.63%, 09/26/18[c]	200	164,600
Exterran Holdings Inc.
7.25%, 12/01/18 (Call 11/30/15)	850	860,625
Petroleum Geo-Services ASA
7.38%, 12/15/18 (Call 12/15/15)[a],b	1,150	925,750
PHI Inc.
5.25%, 03/15/19 (Call 03/15/16)	1,115	981,200
Trinidad Drilling Ltd.
7.88%, 01/15/19 (Call 11/30/15)[a]	1,065	1,022,400

		4,655,825
PACKAGING & CONTAINERS — 1.08%
Ardagh Packaging Finance PLC
9.13%, 10/15/20 (Call 11/30/15)[a]	1,000	1,047,500

Security	Principal (000s)	Value
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
6.25%, 01/31/19 (Call 01/31/16)[a]	$1,600	$1,614,000
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer Inc.
5.63%, 12/15/16 (Call 12/15/15)[a]	1,735	1,732,831
6.00%, 06/15/17 (Call 06/15/16)[a]	1,415	1,422,075
Coveris Holdings SA
7.88%, 11/01/19 (Call 11/01/16)[a],b	1,450	1,381,125
PaperWorks Industries Inc.
9.50%, 08/15/19 (Call 08/15/16)[a]	865	860,675
Silgan Holdings Inc.
5.00%, 04/01/20 (Call 04/01/16)[b]	1,200	1,236,000

		9,294,206
PHARMACEUTICALS — 1.95%
NBTY Inc.
9.00%, 10/01/18 (Call 11/30/15)	1,942	1,988,123
Pfizer Inc.
6.05%, 03/30/17	800	856,455
Valeant Pharmaceuticals International Inc.
5.38%, 03/15/20 (Call 03/15/17)[a]	5,000	4,350,000
6.38%, 10/15/20 (Call 10/15/16)[a]	5,170	4,678,850
6.75%, 08/15/18 (Call 11/30/15)[a]	3,929	3,771,840
7.00%, 10/01/20 (Call 11/30/15)[a]	1,350	1,238,625

		16,883,893
PIPELINES — 2.86%
DCP Midstream LLC
5.35%, 03/15/20[a]	1,700	1,598,988
9.75%, 03/15/19[a]	900	972,000

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
DCP Midstream Operating LP
2.50%, 12/01/17 (Call 11/01/17)[b]	$1,400	$1,302,000
Energy Transfer Equity LP
7.50%, 10/15/20	1,500	1,612,500
Kindred Healthcare Inc.
8.00%, 01/15/20	1,800	1,863,000
NGPL PipeCo LLC
7.12%, 12/15/17[a],b	3,229	2,986,825
9.63%, 06/01/19 (Call 11/30/15)[a],b	1,151	1,070,430
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp.
6.50%, 04/01/19 (Call 10/01/16)	1,400	1,242,500
NuStar Logistics LP
4.80%, 09/01/20	1,600	1,552,000
8.15%, 04/15/18	260	276,900
Rockies Express Pipeline LLC
5.63%, 04/15/20[a]	1,850	1,854,625
6.00%, 01/15/19[a]	1,250	1,265,625
6.85%, 07/15/18[a],b	1,360	1,400,800
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.13%, 11/15/19	1,957	1,820,010
5.00%, 01/15/18 (Call 10/15/17)[a]	2,700	2,666,250
Tesoro Logistics LP/Tesoro Logistics Finance Corp.
5.50%, 10/15/19 (Call 09/15/19)[a],b	1,210	1,237,225

		24,721,678
REAL ESTATE — 0.69%
Crescent Resources LLC/Crescent Ventures Inc.
10.25%, 08/15/17 (Call 11/30/15)[a]	1,152	1,175,040
Realogy Group LLC
7.63%, 01/15/20 (Call 11/23/15)[a]	1,145	1,202,250

Security	Principal (000s)	Value
Realogy Group LLC/Realogy Co-Issuer Corp.
4.50%, 04/15/19[a]	$845	$870,350
Realogy Group LLC/Sunshine Group Florida Ltd. (The)
3.38%, 05/01/16[a]	1,645	1,653,225
Rialto Holdings LLC/Rialto Corp.
7.00%, 12/01/18 (Call 12/01/15)[a]	1,075	1,101,875

		6,002,740
REAL ESTATE INVESTMENT TRUSTS — 0.95%
ARC Properties Operating Partnership LP
2.00%, 02/06/17[b]	3,300	3,250,500
iStar Inc.
4.00%, 11/01/17 (Call 08/01/17)	1,300	1,270,750
5.00%, 07/01/19 (Call 07/01/16)	1,900	1,859,625
Vereit Operating Partnership LP
3.00%, 02/06/19 (Call 01/06/19)	1,900	1,831,125

		8,212,000
RETAIL — 3.13%
AmeriGas Finance LLC/AmeriGas Finance Corp.
6.75%, 05/20/20 (Call 05/20/16)	1,246	1,295,840
AmeriGas Partners LP/AmeriGas Finance Corp.
6.25%, 08/20/19 (Call 11/30/15)	1,371	1,401,848
Claire’s Stores Inc.
9.00%, 03/15/19 (Call 11/30/15)[a]	2,650	2,166,375
Dollar Tree Inc.
5.25%, 03/01/20 (Call 03/01/17)[a]	1,850	1,933,250
GameStop Corp.
5.50%, 10/01/19 (Call 10/01/16)[a]	800	828,000

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Guitar Center Inc.
6.50%, 04/15/19 (Call 04/15/16)[a],b	$1,550	$1,449,250
JC Penney Corp. Inc.
5.65%, 06/01/20	1,000	912,500
8.13%, 10/01/19[b]	1,000	995,000
Jo-Ann Stores LLC
8.13%, 03/15/19 (Call 11/30/15)[a]	1,100	1,001,000
L Brands Inc.
6.90%, 07/15/17[b]	1,658	1,790,640
7.00%, 05/01/20	1,000	1,145,000
8.50%, 06/15/19[b]	1,200	1,416,000
Landry’s Inc.
9.38%, 05/01/20 (Call 11/30/15)[a]	1,550	1,660,437
Petco Animal Supplies Inc.
9.25%, 12/01/18 (Call 11/30/15)[a]	815	837,413
QVC Inc.
3.13%, 04/01/19	975	971,034
Rite Aid Corp.
9.25%, 03/15/20 (Call 03/15/16)	2,200	2,359,500
Sally Holdings LLC/Sally Capital Inc.
6.88%, 11/15/19 (Call 11/30/15)	2,270	2,357,962
Toys R Us Inc.
10.38%, 08/15/17 (Call 11/30/15)[b]	1,080	864,000
Toys R Us Property Co. II LLC
8.50%, 12/01/17 (Call 11/30/15)	1,750	1,690,937

		27,075,986
SEMICONDUCTORS — 0.74%
Advanced Micro Devices Inc.
6.75%, 03/01/19	1,450	1,131,000
7.75%, 08/01/20 (Call 11/30/15)[b]	1,050	777,000
NXP BV/NXP Funding LLC
3.50%, 09/15/16[a]	950	957,125
3.75%, 06/01/18[a],b	2,150	2,182,250

Security	Principal (000s)	Value
4.13%, 06/15/20[a],b	$1,340	$1,366,800

		6,414,175
SOFTWARE — 0.66%
Blackboard Inc.
7.75%, 11/15/19 (Call 11/30/15)[a]	900	778,500
Emdeon Inc.
11.00%, 12/31/19 (Call 12/31/15)	1,175	1,248,438
Infor U.S. Inc.
5.75%, 08/15/20 (Call 08/15/17)[a]	1,205	1,223,075
Nuance Communications Inc.
5.38%, 08/15/20 (Call 08/15/16)[a]	2,450	2,492,875

		5,742,888
STORAGE & WAREHOUSING — 0.27%
Algeco Scotsman Global Finance PLC
8.50%, 10/15/18 (Call 11/30/15)[a],b	2,650	2,312,125

		2,312,125
TELECOMMUNICATIONS — 12.39%
Alcatel-Lucent USA Inc.
4.63%, 07/01/17[a]	1,100	1,138,500
8.88%, 01/01/20 (Call 07/01/16)[a]	1,550	1,670,125
Altice Financing SA
7.88%, 12/15/19 (Call 12/15/15)[a]	1,350	1,409,906
Avanti Communications Group PLC
10.00%, 10/01/19 (Call 04/01/18)[a],b	1,350	1,208,250
Avaya Inc.
7.00%, 04/01/19 (Call 11/30/15)[a]	2,550	2,027,250
CenturyLink Inc.
6.00%, 04/01/17	1,016	1,056,640
Series R
5.15%, 06/15/17[b]	459	472,770
Series V
5.63%, 04/01/20[b]	2,500	2,506,250

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Cincinnati Bell Inc.
8.38%, 10/15/20 (Call 11/30/15)	$1,250	$1,296,875
CommScope Inc.
4.38%, 06/15/20 (Call 06/15/17)[a],b	1,190	1,207,850
Embarq Corp.
7.08%, 06/01/16	3,290	3,385,079
Frontier Communications Corp.
7.13%, 03/15/19	1,050	1,068,375
8.13%, 10/01/18	1,470	1,550,850
8.25%, 04/15/17[b]	1,575	1,681,313
8.50%, 04/15/20	2,375	2,452,188
8.88%, 09/15/20 (Call 06/15/20)[a]	2,630	2,731,912
Hughes Satellite Systems Corp.
6.50%, 06/15/19	2,493	2,729,835
Intelsat Jackson Holdings SA
7.25%, 04/01/19 (Call 11/30/15)[b]	3,663	3,445,051
7.25%, 10/15/20 (Call 11/30/15)	5,000	4,562,500
Intelsat Luxembourg SA
6.75%, 06/01/18 (Call 06/01/16)	1,167	1,035,713
Level 3 Financing Inc.
7.00%, 06/01/20 (Call 06/01/16)	1,950	2,062,125
8.63%, 07/15/20 (Call 01/15/16)	2,100	2,218,125
Millicom International Cellular SA
4.75%, 05/22/20 (Call 05/22/17)[a]	1,203	1,052,625
Nokia OYJ
5.38%, 05/15/19	2,515	2,678,475
Sable International Finance Ltd.
8.75%, 02/01/20 (Call 02/01/16)[a]	950	1,001,063
SBA Communications Corp.
5.63%, 10/01/19 (Call 10/01/16)	1,300	1,356,875
SBA Telecommunications Inc.
5.75%, 07/15/20 (Call 07/15/16)	2,051	2,140,731

Security	Principal (000s)	Value
SoftBank Group Corp.
4.50%, 04/15/20[a],b	$6,000	$5,964,000
Sprint Communications Inc.
6.00%, 12/01/16	4,850	4,904,562
7.00%, 03/01/20[a]	2,400	2,513,976
7.00%, 08/15/20	3,700	3,414,383
8.38%, 08/15/17	3,300	3,374,250
9.00%, 11/15/18[a]	7,650	8,413,470
9.13%, 03/01/17	2,503	2,599,991
Syniverse Holdings Inc.
9.13%, 01/15/19 (Call 11/30/15)	1,132	950,880
T-Mobile USA Inc.
5.25%, 09/01/18 (Call 11/10/15)[b]	1,150	1,175,875
6.46%, 04/28/19 (Call 11/10/15)	3,300	3,394,875
6.54%, 04/28/20 (Call 04/28/16)	3,150	3,244,500
Telecom Italia Capital SA
7.00%, 06/04/18	1,650	1,819,125
7.18%, 06/18/19	1,900	2,142,250
Telesat Canada/Telesat LLC
6.00%, 05/15/17 (Call 11/30/15)[a],b	330	334,950
Trilogy International Partners LLC/Trilogy International Finance Inc.
10.25%, 08/15/16 (Call 11/30/15)[a],b	997	982,045
ViaSat Inc.
6.88%, 06/15/20 (Call 06/15/16)	1,275	1,335,612
Wind Acquisition Finance SA
4.75%, 07/15/20 (Call 07/15/16)[a],b	4,460	4,538,050
6.50%, 04/30/20 (Call 04/30/16)[a],b	1,500	1,580,700
Windstream Services LLC
7.75%, 10/15/20 (Call 11/30/15)	500	450,625
7.88%, 11/01/17	2,670	2,823,525

		107,104,895

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR HIGH YIELD CORPORATE BOND ETF

October 31, 2015

Security	Principal or Shares (000s)	Value
TRANSPORTATION — 0.78%
CEVA Group PLC
4.00%, 05/01/18 (Call 11/30/15)[a]	$900	$792,000
Erickson Inc.
8.25%, 05/01/20 (Call 05/01/16)	900	627,750
Florida East Coast Holdings Corp.
6.75%, 05/01/19 (Call 05/01/16)[a]	2,225	2,238,906
Hornbeck Offshore Services Inc.
5.88%, 04/01/20 (Call 04/01/16)	950	772,531
XPO Logistics Inc.
7.88%, 09/01/19 (Call 09/01/16)[a]	2,255	2,271,913

		6,703,100

TOTAL CORPORATE BONDS & NOTES (Cost: $877,610,561)		849,621,685

SHORT-TERM INVESTMENTS — 19.49%

MONEY MARKET FUNDS — 19.49%
BlackRock Cash Funds: Institutional,
SL Agency Shares
0.19%[d,e,f]	134,744	134,744,224
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[d,e,f]	11,804	11,804,031
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[d,e]	21,916	21,916,274

		168,464,529

TOTAL SHORT-TERM INVESTMENTS (Cost: $168,464,529)		168,464,529

TOTAL INVESTMENTS IN SECURITIES — 117.75%
(Cost: $1,046,075,090)		1,018,086,214
Other Assets, Less Liabilities — (17.75)%		(153,443,655)

NET ASSETS — 100.00%		$864,642,559

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 97.74%

ADVERTISING — 0.19%
Omnicom Group Inc.
5.90%, 04/15/16	$25	$25,501
6.25%, 07/15/19	100	113,258

		138,759
AEROSPACE & DEFENSE — 1.10%
Boeing Capital Corp.
2.13%, 08/15/16 (Call 07/15/16)	75	75,740
Boeing Co. (The)
3.75%, 11/20/16	75	77,396
6.00%, 03/15/19	25	28,399
General Dynamics Corp.
1.00%, 11/15/17	125	124,800
L-3 Communications Corp.
5.20%, 10/15/19	50	52,896
Lockheed Martin Corp.
2.13%, 09/15/16	100	100,980
Northrop Grumman Corp.
5.05%, 08/01/19	50	54,661
United Technologies Corp.
1.80%, 06/01/17	150	151,695
4.50%, 04/15/20	75	82,589
5.38%, 12/15/17[a]	50	54,164

		803,320
AGRICULTURE — 0.97%
Altria Group Inc.
2.63%, 01/14/20 (Call 12/14/19)	150	151,107
9.25%, 08/06/19	25	30,920
Philip Morris International Inc.
1.88%, 01/15/19	50	50,174
2.50%, 05/16/16	100	100,968
5.65%, 05/16/18	150	165,277
Reynolds American Inc.
2.30%, 06/12/18[a]	75	75,923
3.25%, 06/12/20	100	102,461
8.13%, 06/23/19[b]	25	30,072

		706,902
AUTO MANUFACTURERS — 2.63%
American Honda Finance Corp.
1.13%, 10/07/16	225	225,495
1.20%, 07/14/17	50	49,900

Security	Principal (000s)	Value
2.13%, 10/10/18	$50	$50,494
2.25%, 08/15/19	50	50,154
Ford Motor Credit Co. LLC
2.46%, 03/27/20	200	196,546
General Motors Co.
3.50%, 10/02/18	250	253,750
General Motors Financial Co. Inc.
2.63%, 07/10/17	100	100,486
3.15%, 01/15/20 (Call 12/15/19)	25	24,914
3.25%, 05/15/18	100	100,990
PACCAR Financial Corp.
1.45%, 03/09/18	75	74,866
Toyota Motor Credit Corp.
1.25%, 10/05/17	75	75,061
1.38%, 01/10/18[a]	75	74,970
1.75%, 05/22/17	35	35,346
2.00%, 09/15/16	50	50,475
2.00%, 10/24/18	50	50,472
2.05%, 01/12/17	250	253,234
2.13%, 07/18/19	100	100,600
2.15%, 03/12/20[a]	150	150,236

		1,917,989
BANKS — 36.30%
Abbey National Treasury Services PLC/United Kingdom
2.35%, 09/10/19	100	100,508
2.38%, 03/16/20	50	50,079
3.05%, 08/23/18	75	77,532
4.00%, 04/27/16	75	76,192
Australia & New Zealand Banking Group Ltd./New York NY
1.25%, 06/13/17[a]	100	100,030
2.25%, 06/13/19	200	201,280
Bank of America Corp.
1.70%, 08/25/17	250	250,378
2.00%, 01/11/18	200	201,009
2.60%, 01/15/19	200	202,382
2.65%, 04/01/19	100	101,231
3.63%, 03/17/16	100	101,094
3.88%, 03/22/17	100	103,254
5.25%, 12/01/15	50	50,152
5.75%, 08/15/16	100	103,208
5.75%, 12/01/17	100	107,953

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
6.40%, 08/28/17[a]	$75	$81,190
6.50%, 08/01/16	100	104,032
6.88%, 04/25/18	250	279,096
7.63%, 06/01/19	150	176,476
Series 1
3.75%, 07/12/16	100	101,924
Series L
2.25%, 04/21/20	250	246,463
Bank of Montreal
1.30%, 07/15/16	125	125,457
1.30%, 07/14/17 (Call 06/14/17)	125	124,977
1.45%, 04/09/18 (Call 03/09/18)	50	49,780
2.38%, 01/25/19 (Call 12/25/18)	100	101,445
Bank of New York Mellon Corp. (The)
2.10%, 08/01/18 (Call 07/02/18)[a]	50	50,650
2.10%, 01/15/19 (Call 12/15/18)	200	201,582
2.20%, 05/15/19 (Call 04/15/19)	25	25,204
2.30%, 07/28/16	75	75,761
Series G
2.15%, 02/24/20 (Call 01/24/20)	200	199,870
Bank of Nova Scotia (The)
0.95%, 03/15/16	50	50,056
1.30%, 07/21/17	275	274,840
1.38%, 07/15/16	100	100,450
2.05%, 10/30/18	50	50,308
2.35%, 10/21/20	100	99,499
2.90%, 03/29/16	100	100,924
Barclays Bank PLC
6.75%, 05/22/19	250	288,543
Barclays PLC
2.88%, 06/08/20[a]	200	200,395
BB&T Corp.
1.60%, 08/15/17 (Call 07/14/17)	150	150,769
2.05%, 06/19/18 (Call 05/15/18)	300	302,411
2.63%, 06/29/20 (Call 05/29/20)	100	101,459
BNP Paribas SA
1.25%, 12/12/16	225	224,979
2.40%, 12/12/18	125	126,448
2.45%, 03/17/19	50	50,466
3.60%, 02/23/16	100	100,788
BPCE SA
2.25%, 01/27/20	250	250,616

Security	Principal (000s)	Value
Canadian Imperial Bank of Commerce/Canada
1.55%, 01/23/18 (Call 12/23/17)	$50	$49,982
Capital One Financial Corp.
1.00%, 11/06/15	29	29,000
2.45%, 04/24/19 (Call 03/24/19)	150	149,944
3.15%, 07/15/16	100	101,321
6.75%, 09/15/17	200	217,359
Citigroup Inc.
1.30%, 04/01/16	200	200,317
1.30%, 11/15/16	25	25,033
1.35%, 03/10/17	200	200,020
1.55%, 08/14/17	100	99,955
1.70%, 04/27/18	100	99,579
1.80%, 02/05/18	200	200,031
1.85%, 11/24/17	50	50,132
2.40%, 02/18/20	100	99,456
2.50%, 09/26/18	100	101,315
2.50%, 07/29/19	150	150,749
2.55%, 04/08/19	200	202,050
2.65%, 10/26/20	200	199,560
4.45%, 01/10/17	200	207,418
6.13%, 11/21/17	50	54,387
8.50%, 05/22/19	150	180,934
Commonwealth Bank of Australia/New York NY
1.63%, 03/12/18	250	250,576
2.50%, 09/20/18	250	255,205
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands
3.38%, 01/19/17	200	205,328
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20[b]	250	248,901
Credit Suisse/New York NY
1.70%, 04/27/18	50	49,814
5.30%, 08/13/19	100	110,988
5.40%, 01/14/20	150	166,558
6.00%, 02/15/18	100	108,750
Deutsche Bank AG/London
1.35%, 05/30/17	150	149,130
1.40%, 02/13/17	100	99,809
1.88%, 02/13/18	100	99,677
2.50%, 02/13/19	125	125,750

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
6.00%, 09/01/17	$75	$80,542
Discover Bank/Greenwood DE
3.10%, 06/04/20 (Call 05/04/20)	250	252,221
Fifth Third Bancorp
2.30%, 03/01/19 (Call 01/30/19)	100	100,478
2.88%, 07/27/20 (Call 06/27/20)	150	150,887
3.63%, 01/25/16	75	75,511
Goldman Sachs Group Inc. (The)
1.60%, 11/23/15	70	70,043
2.38%, 01/22/18[a]	100	101,476
2.55%, 10/23/19	25	25,159
2.60%, 04/23/20 (Call 03/23/20)	200	200,824
2.63%, 01/31/19	150	152,542
2.75%, 09/15/20 (Call 08/15/20)	200	200,940
2.90%, 07/19/18	175	179,809
3.63%, 02/07/16[a]	200	201,574
5.35%, 01/15/16	100	100,917
5.38%, 03/15/20	125	139,474
5.95%, 01/18/18	200	217,846
6.15%, 04/01/18	100	110,010
6.25%, 09/01/17	200	216,633
7.50%, 02/15/19	100	116,430
HSBC USA Inc.
1.30%, 06/23/17[a]	100	99,809
1.70%, 03/05/18[a]	100	99,740
2.35%, 03/05/20	100	98,940
2.75%, 08/07/20	200	201,344
Huntington National Bank (The)
2.00%, 06/30/18	250	249,882
Intesa Sanpaolo SpA
3.13%, 01/15/16	200	200,823
JPMorgan Chase & Co.
1.35%, 02/15/17	200	200,481
1.63%, 05/15/18	150	149,330
1.80%, 01/25/18	100	100,279
2.00%, 08/15/17	75	75,709
2.20%, 10/22/19	100	99,904
2.25%, 01/23/20 (Call 12/23/19)	150	148,517
2.35%, 01/28/19	100	100,740
2.55%, 10/29/20	250	248,722
2.60%, 01/15/16	150	150,631
2.75%, 06/23/20 (Call 05/23/20)	300	302,130
3.15%, 07/05/16	275	279,334
3.45%, 03/01/16	150	151,387

Security	Principal (000s)	Value
6.00%, 01/15/18	$100	$109,055
6.30%, 04/23/19	50	56,733
KeyCorp
2.30%, 12/13/18 (Call 11/13/18)	100	100,643
2.90%, 09/15/20	75	75,666
Lloyds Bank PLC
2.40%, 03/17/20	200	199,721
4.20%, 03/28/17	200	207,700
Morgan Stanley
1.75%, 02/25/16	50	50,168
1.88%, 01/05/18	250	251,393
2.13%, 04/25/18	250	252,022
2.38%, 07/23/19	175	175,630
2.65%, 01/27/20	200	201,466
2.80%, 06/16/20	100	100,860
4.75%, 03/22/17	150	156,686
5.45%, 01/09/17	100	104,687
5.50%, 07/24/20	100	112,395
5.75%, 10/18/16	100	104,514
5.95%, 12/28/17	100	108,842
6.25%, 08/28/17	100	108,150
6.63%, 04/01/18	100	110,937
7.30%, 05/13/19	200	233,257
National Australia Bank Ltd./New York
0.90%, 01/20/16	250	250,259
National City Corp.
6.88%, 05/15/19	75	86,037
PNC Bank N.A.
2.30%, 06/01/20 (Call 05/02/20)[c]	100	99,755
PNC Funding Corp.
2.70%, 09/19/16 (Call 08/19/16)[c]	300	304,335
5.13%, 02/08/20[c]	250	278,733
5.25%, 11/15/15[c]	50	50,057
Royal Bank of Canada
0.85%, 03/08/16[a]	150	150,202
1.20%, 01/23/17	200	200,467
1.45%, 09/09/16[a]	100	100,564
2.15%, 03/15/19[a]	175	176,311
2.20%, 07/27/18	50	50,647
2.88%, 04/19/16	100	101,027
Royal Bank of Scotland Group PLC
6.40%, 10/21/19	100	113,002
Santander Holdings USA Inc.
2.65%, 04/17/20 (Call 03/17/20)	150	147,931

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
State Street Corp.
2.55%, 08/18/20	$100	$101,049
2.88%, 03/07/16	50	50,399
4.96%, 03/15/18	25	26,573
Sumitomo Mitsui Banking Corp.
1.35%, 07/11/17	250	248,577
2.45%, 01/10/19	250	251,948
SunTrust Banks Inc.
2.35%, 11/01/18 (Call 10/01/18)	100	100,710
Svenska Handelsbanken AB
1.63%, 03/21/18	250	250,029
2.40%, 10/01/20	250	249,926
Toronto-Dominion Bank (The)
1.13%, 05/02/17	50	50,001
1.40%, 04/30/18[a]	150	149,307
1.50%, 09/09/16	100	100,633
2.25%, 11/05/19	50	50,161
2.38%, 10/19/16	50	50,792
2.50%, 07/14/16[a]	100	101,267
2.63%, 09/10/18	125	128,097
U.S. Bancorp
2.20%, 04/25/19 (Call 03/25/19)	100	101,378
Series F
2.20%, 11/15/16 (Call 10/14/16)	150	151,970
U.S. Bank N.A./Cincinnati OH
1.35%, 01/26/18 (Call 12/26/17)	200	199,782
UBS AG/Stamford CT
1.38%, 06/01/17	250	249,682
2.38%, 08/14/19	250	250,883
5.88%, 12/20/17	200	216,829
Wachovia Corp.
5.75%, 06/15/17	75	80,210
Wells Fargo & Co.
1.25%, 07/20/16	75	75,137
1.50%, 01/16/18	100	99,923
2.13%, 04/22/19	100	100,599
2.60%, 07/22/20[a]	150	151,157
2.63%, 12/15/16	200	203,410
3.68%, 06/15/16[d]	475	482,894
5.63%, 12/11/17	100	108,430
Series N
2.15%, 01/30/20	175	173,888
Westpac Banking Corp.
1.05%, 11/25/16	35	35,072

Security	Principal (000s)	Value
1.20%, 05/19/17	$375	$375,229
1.60%, 01/12/18	50	50,064
2.25%, 01/17/19	50	50,434
2.30%, 05/26/20[a]	100	100,268

		26,479,746
BEVERAGES — 2.79%
Anheuser-Busch InBev Finance Inc.
2.15%, 02/01/19	150	149,680
Anheuser-Busch InBev Worldwide Inc.
1.38%, 07/15/17	250	249,165
5.38%, 01/15/20	50	55,393
7.75%, 01/15/19	200	232,619
Bottling Group LLC
5.13%, 01/15/19	50	55,226
5.50%, 04/01/16	50	50,949
Coca-Cola Co. (The)
0.75%, 11/01/16	75	75,021
1.15%, 04/01/18	50	49,948
1.50%, 11/15/15	35	35,006
1.65%, 03/14/18	100	101,205
1.65%, 11/01/18	50	50,412
1.80%, 09/01/16	50	50,428
1.88%, 10/27/20	50	49,535
Diageo Capital PLC
1.13%, 04/29/18	75	73,899
1.50%, 05/11/17	75	75,209
5.50%, 09/30/16	75	78,188
5.75%, 10/23/17	100	108,299
PepsiCo Inc.
1.25%, 08/13/17	100	100,354
1.85%, 04/30/20 (Call 03/30/20)	75	74,267
2.15%, 10/14/20 (Call 09/14/20)	50	49,887
2.25%, 01/07/19 (Call 12/07/18)	25	25,408
2.50%, 05/10/16	50	50,512
5.00%, 06/01/18	125	136,175
7.90%, 11/01/18	50	58,941

		2,035,726
BIOTECHNOLOGY — 1.35%
Amgen Inc.
1.25%, 05/22/17	100	99,852
2.13%, 05/15/17	150	151,658
2.20%, 05/22/19 (Call 04/22/19)	150	150,271
2.50%, 11/15/16	50	50,631

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Biogen Inc.
2.90%, 09/15/20	$100	$100,766
Celgene Corp.
2.88%, 08/15/20	150	151,208
Gilead Sciences Inc.
2.05%, 04/01/19	100	100,463
2.55%, 09/01/20	100	100,868
3.05%, 12/01/16	75	76,858

		982,575
CHEMICALS — 1.11%
CF Industries Inc.
6.88%, 05/01/18	75	82,930
Dow Chemical Co. (The)
8.55%, 05/15/19	100	120,217
Eastman Chemical Co.
2.40%, 06/01/17	50	50,496
2.70%, 01/15/20 (Call 12/15/19)	100	99,805
Ecolab Inc.
3.00%, 12/08/16	50	51,011
EI du Pont de Nemours & Co.
4.63%, 01/15/20	50	54,058
6.00%, 07/15/18	100	110,603
LyondellBasell Industries NV
5.00%, 04/15/19 (Call 01/15/19)	200	215,219
Monsanto Co.
2.13%, 07/15/19	25	24,789

		809,128
COMMERCIAL SERVICES — 0.39%
Automatic Data Processing Inc.
2.25%, 09/15/20 (Call 08/15/20)	80	80,852
Synchrony Financial
3.00%, 08/15/19 (Call 07/15/19)	150	150,994
Western Union Co. (The)
2.88%, 12/10/17	50	50,927

		282,773
COMPUTERS — 2.50%
Apple Inc.
0.90%, 05/12/17	100	100,180
1.00%, 05/03/18[a]	150	149,555
1.05%, 05/05/17	75	75,305
1.55%, 02/07/20	100	98,898
2.00%, 05/06/20	95	95,285

Security	Principal (000s)	Value
EMC Corp./MA
1.88%, 06/01/18	$250	$239,226
Hewlett Packard Enterprise Co.
2.45%, 10/05/17[b]	100	100,279
2.85%, 10/05/18[b]	100	100,213
3.60%, 10/15/20 (Call 09/15/20)[b]	150	150,713
International Business Machines Corp.
0.45%, 05/06/16[a]	250	249,555
1.25%, 02/08/18	100	99,723
1.63%, 05/15/20	100	97,910
1.95%, 07/22/16	100	101,009
1.95%, 02/12/19[a]	100	100,518
8.38%, 11/01/19	50	62,002

		1,820,371
COSMETICS & PERSONAL CARE — 0.51%
Colgate-Palmolive Co.
1.75%, 03/15/19	50	50,164
Procter & Gamble Co. (The)
0.75%, 11/04/16	175	174,860
1.45%, 08/15/16	150	150,757

		375,781
DIVERSIFIED FINANCIAL SERVICES — 6.26%
Air Lease Corp.
3.38%, 01/15/19 (Call 12/15/18)	125	128,352
5.63%, 04/01/17	50	52,250
American Express Co.
1.55%, 05/22/18	100	99,560
5.50%, 09/12/16	35	36,368
7.00%, 03/19/18	50	56,158
American Express Credit Corp.
1.13%, 06/05/17	300	299,133
2.13%, 03/18/19	50	50,233
2.38%, 03/24/17[a]	50	50,779
2.38%, 05/26/20 (Call 04/25/20)	75	74,959
2.80%, 09/19/16	200	203,499
Series F
2.60%, 09/14/20 (Call 08/14/20)	175	176,053
Bear Stearns Companies Inc. (The)
7.25%, 02/01/18	50	55,885
Charles Schwab Corp. (The)
4.45%, 07/22/20[a]	75	82,113
Ford Motor Credit Co. LLC
1.50%, 01/17/17	200	199,334

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
2.15%, 01/09/18	$200	$200,356
5.00%, 05/15/18	200	212,321
6.63%, 08/15/17	200	215,349
8.13%, 01/15/20	100	119,759
GE Capital International Funding Co.
0.96%, 04/15/16[a,b]	538	537,894
General Electric Capital Corp.
1.00%, 01/08/16	50	50,058
1.50%, 07/12/16	100	100,624
2.20%, 01/09/20 (Call 12/09/19)	150	151,532
2.25%, 11/09/15	35	35,009
2.30%, 04/27/17	150	152,768
2.90%, 01/09/17	100	102,235
5.40%, 02/15/17	50	52,778
5.50%, 01/08/20	75	85,229
5.63%, 05/01/18	50	55,056
6.00%, 08/07/19	50	57,364
HSBC Finance Corp.
5.50%, 01/19/16	200	201,996
International Lease Finance Corp.
6.75%, 09/01/16[b]	75	77,577
Jefferies Group LLC
5.13%, 04/13/18	50	52,531
Nasdaq Inc.
5.55%, 01/15/20	75	83,031
Nomura Holdings Inc.
2.00%, 09/13/16	150	150,591
2.75%, 03/19/19	100	101,080
NYSE Holdings LLC
2.00%, 10/05/17	50	50,525
Vesey Street Investment Trust I
4.40%, 09/01/16[d]	150	153,847

		4,564,186
ELECTRIC — 2.03%
American Electric Power Co. Inc.
1.65%, 12/15/17 (Call 11/15/17)	50	49,851
Dominion Resources Inc./VA
6.40%, 06/15/18	75	83,286
Duke Energy Corp.
1.63%, 08/15/17	100	100,309
2.10%, 06/15/18 (Call 05/15/18)	100	101,003
2.15%, 11/15/16	25	25,266

Security	Principal (000s)	Value
Duke Energy Progress LLC
5.30%, 01/15/19	$50	$55,482
Entergy Corp.
4.70%, 01/15/17 (Call 12/15/16)	25	25,587
Entergy Texas Inc.
7.13%, 02/01/19	50	57,510
Exelon Corp.
2.85%, 06/15/20 (Call 05/15/20)	225	225,805
Exelon Generation Co. LLC
5.20%, 10/01/19	50	54,276
6.20%, 10/01/17	75	80,619
Georgia Power Co.
4.25%, 12/01/19	25	27,147
MidAmerican Energy Co.
2.40%, 03/15/19 (Call 02/15/19)	75	76,131
NiSource Finance Corp.
5.45%, 09/15/20	100	111,596
Oncor Electric Delivery Co. LLC
6.80%, 09/01/18	75	84,507
Pacific Gas & Electric Co.
8.25%, 10/15/18	50	58,708
Southern Co. (The)
2.45%, 09/01/18	25	25,278
2.75%, 06/15/20 (Call 05/15/20)	75	74,679
Virginia Electric & Power Co.
5.40%, 04/30/18	50	54,572
Xcel Energy Inc.
4.70%, 05/15/20 (Call 11/15/19)	100	108,888

		1,480,500
ELECTRONICS — 0.32%
Honeywell International Inc.
5.30%, 03/01/18	75	81,853
Thermo Fisher Scientific Inc.
1.85%, 01/15/18	100	100,103
3.20%, 03/01/16	50	50,376

		232,332
ENVIRONMENTAL CONTROL — 0.22%
Republic Services Inc.
5.00%, 03/01/20	50	55,154
5.50%, 09/15/19	50	55,781
Waste Management Inc.
2.60%, 09/01/16	50	50,619

		161,554

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
FOOD — 1.61%
ConAgra Foods Inc.
1.30%, 01/25/16	$50	$50,032
1.90%, 01/25/18	25	24,867
General Mills Inc.
2.20%, 10/21/19	125	125,268
5.70%, 02/15/17	50	52,827
Kellogg Co.
4.45%, 05/30/16	50	50,894
Kraft Foods Group Inc.
2.25%, 06/05/17	100	101,190
6.13%, 08/23/18	50	55,543
Kraft Heinz Foods Co.
2.00%, 07/02/18[b]	50	50,112
2.80%, 07/02/20 (Call 06/02/20)(b)	100	100,564
Kroger Co. (The)
2.30%, 01/15/19 (Call 12/15/18)	50	50,345
Mondelez International Inc.
4.13%, 02/09/16	50	50,434
5.38%, 02/10/20	100	111,564
Sysco Corp.
2.60%, 10/01/20 (Call 09/01/20)	150	150,831
Tyson Foods Inc.
2.65%, 08/15/19 (Call 07/15/19)	50	50,250
Unilever Capital Corp.
0.85%, 08/02/17	150	149,767

		1,174,488
GAS — 0.11%
Sempra Energy
6.50%, 06/01/16	50	51,474
9.80%, 02/15/19	25	30,731

		82,205
HEALTH CARE — PRODUCTS — 1.67%
Baxter International Inc.
0.95%, 06/01/16	50	49,938
4.50%, 08/15/19	100	107,203
Becton Dickinson and Co.
2.68%, 12/15/19	175	175,686
6.38%, 08/01/19	15	17,084
Boston Scientific Corp.
2.65%, 10/01/18	125	126,164
CR Bard Inc.
1.38%, 01/15/18	100	98,806

Security	Principal (000s)	Value
Medtronic Inc.
1.38%, 04/01/18	$75	$74,932
1.50%, 03/15/18	100	100,346
4.45%, 03/15/20	200	218,500
St. Jude Medical Inc.
2.80%, 09/15/20 (Call 08/15/20)	75	75,367
Stryker Corp.
2.00%, 09/30/16	25	25,238
Zimmer Biomet Holdings Inc.
2.00%, 04/01/18	100	99,862
2.70%, 04/01/20 (Call 03/01/20)	50	49,972

		1,219,098
HEALTH CARE – SERVICES — 0.65%
Anthem Inc.
2.25%, 08/15/19	75	74,267
2.30%, 07/15/18	50	50,268
UnitedHealth Group Inc.
1.40%, 10/15/17	100	100,179
1.63%, 03/15/19	50	49,633
1.90%, 07/16/18	75	75,794
2.70%, 07/15/20	125	127,620

		477,761
HOLDING COMPANIES – DIVERSIFIED — 0.20%
MUFG Americas Holdings Corp.
2.25%, 02/10/20 (Call 01/10/20)	150	148,952

		148,952
HOUSEHOLD PRODUCTS & WARES — 0.08%
Kimberly-Clark Corp.
7.50%, 11/01/18	50	58,457

		58,457
INSURANCE — 1.67%
ACE INA Holdings Inc.
2.60%, 11/23/15[a]	25	25,024
5.70%, 02/15/17	100	105,545
Aflac Inc.
2.65%, 02/15/17	175	178,276
American International Group Inc.
2.30%, 07/16/19 (Call 06/16/19)	150	150,721
Berkshire Hathaway Finance Corp.
0.95%, 08/15/16	75	75,329
1.30%, 05/15/18[a]	100	99,853
1.60%, 05/15/17	200	201,937
2.00%, 08/15/18	75	76,582

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
MetLife Inc.
1.76%, 12/15/17	$50	$50,272
7.72%, 02/15/19	50	58,985
Series A
6.82%, 08/15/18	100	113,497
Prudential Financial Inc.
5.38%, 06/21/20	75	84,124

		1,220,145
INTERNET — 0.73%
Amazon.com Inc.
1.20%, 11/29/17	50	49,991
2.60%, 12/05/19 (Call 11/05/19)	125	127,772
eBay Inc.
1.35%, 07/15/17	50	49,694
2.20%, 08/01/19 (Call 07/01/19)	150	148,532
Google Inc.
2.13%, 05/19/16	50	50,357
Symantec Corp.
4.20%, 09/15/20	100	104,136

		530,482
IRON & STEEL — 0.15%
Nucor Corp.
5.85%, 06/01/18	100	108,415

		108,415
MACHINERY — 1.57%
Caterpillar Financial Services Corp.
1.00%, 11/25/16	75	75,247
2.00%, 03/05/20	75	74,534
2.05%, 08/01/16	175	176,753
5.45%, 04/15/18	25	27,312
7.05%, 10/01/18	100	114,732
Series G
1.25%, 11/06/17[a]	50	49,953
John Deere Capital Corp.
1.13%, 06/12/17	200	200,215
1.40%, 03/15/17	50	50,316
1.55%, 12/15/17	100	100,509
1.85%, 09/15/16	100	100,966
2.05%, 03/10/20	50	49,872
2.25%, 06/07/16	25	25,255
2.25%, 04/17/19	100	101,487

		1,147,151

Security	Principal (000s)	Value
MANUFACTURING — 1.18%
3M Co.
1.38%, 09/29/16	$200	$201,375
Danaher Corp.
5.40%, 03/01/19	100	111,152
Eaton Corp.
0.95%, 11/02/15	50	50,000
1.50%, 11/02/17	125	125,012
General Electric Co.
5.25%, 12/06/17	225	242,762
Illinois Tool Works Inc.
0.90%, 02/25/17	75	75,036
Ingersoll-Rand Global Holding Co. Ltd.
6.88%, 08/15/18	50	56,307

		861,644
MEDIA — 3.08%
21st Century Fox America Inc.
6.90%, 03/01/19	50	57,465
CBS Corp.
5.75%, 04/15/20	75	83,984
CCO Safari II LLC
3.58%, 07/23/20 (Call 06/23/20)[b]	100	100,368
Comcast Corp.
5.70%, 05/15/18[a]	150	165,494
5.70%, 07/01/19	175	198,092
6.30%, 11/15/17	50	54,962
6.50%, 01/15/17	50	53,209
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
5.20%, 03/15/20	100	109,743
5.88%, 10/01/19	50	56,058
Discovery Communications LLC
5.05%, 06/01/20	75	81,093
NBCUniversal Media LLC
5.15%, 04/30/20	75	84,643
Scripps Networks Interactive Inc.
2.80%, 06/15/20 (Call 05/15/20)	100	98,228
Thomson Reuters Corp.
0.88%, 05/23/16	25	24,980
1.65%, 09/29/17	100	99,899
Time Warner Cable Inc.
5.00%, 02/01/20	75	79,945
5.85%, 05/01/17	50	52,756

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
6.75%, 07/01/18	$200	$221,950
8.25%, 04/01/19	50	58,211
Time Warner Inc.
2.10%, 06/01/19	50	49,805
4.88%, 03/15/20	50	55,159
Viacom Inc.
2.50%, 09/01/18	100	100,342
Walt Disney Co. (The)
1.10%, 12/01/17	150	149,969
1.13%, 02/15/17	100	100,496
1.85%, 05/30/19	25	25,188
5.50%, 03/15/19	75	84,708

		2,246,747
METAL FABRICATE & HARDWARE — 0.14%
Precision Castparts Corp.
0.70%, 12/20/15	25	25,004
2.25%, 06/15/20 (Call 05/15/20)	75	75,268

		100,272
MINING — 1.26%
Barrick Gold Corp.
6.95%, 04/01/19	50	55,796
BHP Billiton Finance USA Ltd.
1.63%, 02/24/17	175	175,562
1.88%, 11/21/16	25	25,175
5.40%, 03/29/17	50	52,738
6.50%, 04/01/19	50	56,943
Freeport-McMoRan Inc.
2.15%, 03/01/17[a]	50	48,000
2.30%, 11/14/17	100	93,500
Rio Tinto Finance USA Ltd.
1.88%, 11/02/15	45	45,000
6.50%, 07/15/18	50	55,358
Rio Tinto Finance USA PLC
1.38%, 06/17/16	50	50,069
1.63%, 08/21/17 (Call 07/21/17)	125	124,415
2.25%, 12/14/18 (Call 11/14/18)	100	99,780
Teck Resources Ltd.
3.00%, 03/01/19[a]	50	38,375

		920,711
OFFICE & BUSINESS EQUIPMENT — 0.32%
Xerox Corp.
2.75%, 03/15/19	50	49,450
5.63%, 12/15/19	75	80,568

Security	Principal (000s)	Value
6.40%, 03/15/16	$100	$101,782

		231,800
OIL & GAS — 6.28%
Anadarko Petroleum Corp.
5.95%, 09/15/16	50	51,863
6.38%, 09/15/17	100	107,522
BP Capital Markets PLC
1.38%, 11/06/17	75	74,993
2.24%, 09/26/18	50	50,685
2.24%, 05/10/19	75	75,544
2.25%, 11/01/16	350	354,306
2.32%, 02/13/20	150	150,462
Canadian Natural Resources Ltd.
5.70%, 05/15/17	100	105,167
Cenovus Energy Inc.
5.70%, 10/15/19	100	108,536
Chevron Corp.
1.35%, 11/15/17	100	100,326
1.37%, 03/02/18	50	50,083
1.72%, 06/24/18 (Call 05/24/18)	175	176,738
1.96%, 03/03/20 (Call 02/03/20)	100	99,722
2.43%, 06/24/20 (Call 05/24/20)	100	101,381
ConocoPhillips
5.75%, 02/01/19	50	55,940
6.00%, 01/15/20	150	171,442
ConocoPhillips Canada Funding Co. I
5.63%, 10/15/16	50	52,146
ConocoPhillips Co.
1.05%, 12/15/17 (Call 11/15/17)	50	49,658
1.50%, 05/15/18	50	49,912
Devon Energy Corp.
2.25%, 12/15/18 (Call 11/15/18)	50	50,127
6.30%, 01/15/19	75	84,558
EOG Resources Inc.
5.63%, 06/01/19	50	55,942
EQT Corp.
8.13%, 06/01/19	25	28,106
Exxon Mobil Corp.
0.92%, 03/15/17	100	100,246
1.82%, 03/15/19 (Call 02/15/19)	25	25,183
1.91%, 03/06/20 (Call 02/06/20)	200	200,910
Hess Corp.
8.13%, 02/15/19	50	57,923

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Marathon Oil Corp.
0.90%, 11/01/15	$50	$50,000
2.70%, 06/01/20 (Call 05/01/20)	100	96,950
6.00%, 10/01/17	50	53,296
Occidental Petroleum Corp.
1.75%, 02/15/17	50	50,347
4.13%, 06/01/16	75	76,401
Petro-Canada
6.05%, 05/15/18	50	54,681
Phillips 66
2.95%, 05/01/17	25	25,567
Pride International Inc.
8.50%, 06/15/19[a]	50	49,875
Shell International Finance BV
0.63%, 12/04/15	75	75,010
0.90%, 11/15/16	100	100,079
1.90%, 08/10/18	150	151,959
2.00%, 11/15/18	75	75,937
2.13%, 05/11/20	50	50,100
4.30%, 09/22/19	50	54,161
4.38%, 03/25/20	25	27,286
Southwestern Energy Co.
4.05%, 01/23/20 (Call 12/23/19)[a]	50	48,115
Statoil ASA
1.80%, 11/23/16	75	75,618
2.25%, 11/08/19	100	100,803
3.13%, 08/17/17	50	51,707
5.25%, 04/15/19	100	110,675
Total Capital International SA
1.00%, 08/12/16	175	175,449
1.50%, 02/17/17	50	50,401
2.10%, 06/19/19	100	100,982
Total Capital SA
2.13%, 08/10/18	100	101,685
2.30%, 03/15/16	100	100,677
Valero Energy Corp.
6.13%, 02/01/20	50	56,417
9.38%, 03/15/19	25	30,256

		4,583,855
OIL & GAS SERVICES — 0.28%
Halliburton Co.
1.00%, 08/01/16	75	74,970
6.15%, 09/15/19	50	56,632

Security	Principal (000s)	Value
Weatherford International Ltd./Bermuda
6.00%, 03/15/18	$50	$48,989
9.63%, 03/01/19[a]	25	26,248

		206,839
PHARMACEUTICALS — 4.92%
Abbott Laboratories
2.00%, 03/15/20	100	99,832
AbbVie Inc.
1.20%, 11/06/15	50	50,003
1.75%, 11/06/17	125	125,146
1.80%, 05/14/18	125	124,723
2.00%, 11/06/18	50	49,887
2.50%, 05/14/20 (Call 04/14/20)	350	345,719
Actavis Funding SCS
1.85%, 03/01/17	150	150,277
2.35%, 03/12/18	50	50,205
2.45%, 06/15/19	125	124,034
3.00%, 03/12/20 (Call 02/12/20)	150	150,728
AstraZeneca PLC
5.90%, 09/15/17	100	108,435
Cardinal Health Inc.
1.95%, 06/15/18	50	50,160
Eli Lilly & Co.
1.95%, 03/15/19	50	50,464
Express Scripts Holding Co.
2.25%, 06/15/19	50	49,961
3.13%, 05/15/16	25	25,272
GlaxoSmithKline Capital Inc.
5.65%, 05/15/18	100	110,388
GlaxoSmithKline Capital PLC
1.50%, 05/08/17	155	156,058
Johnson & Johnson
1.88%, 12/05/19	75	75,573
2.15%, 05/15/16	50	50,385
5.55%, 08/15/17	100	108,147
McKesson Corp.
0.95%, 12/04/15	15	15,001
2.28%, 03/15/19	25	25,017
3.25%, 03/01/16	75	75,569
Mead Johnson Nutrition Co.
4.90%, 11/01/19	50	54,159
Medco Health Solutions Inc.
7.13%, 03/15/18	200	223,059

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Merck & Co. Inc.
0.70%, 05/18/16	$100	$100,002
1.10%, 01/31/18[a]	150	149,625
1.85%, 02/10/20	100	99,946
Mylan Inc.
1.80%, 06/24/16	50	49,961
Novartis Securities Investment Ltd.
5.13%, 02/10/19	125	138,640
Pfizer Inc.
1.10%, 05/15/17	150	150,064
1.50%, 06/15/18	95	95,047
2.10%, 05/15/19	100	100,569
Sanofi
1.25%, 04/10/18	150	149,909
2.63%, 03/29/16	50	50,402
Wyeth LLC
5.45%, 04/01/17	50	53,125

		3,585,492
PIPELINES — 2.21%
Columbia Pipeline Group Inc.
3.30%, 06/01/20 (Call 05/01/20)[b]	75	75,047
Enable Midstream Partners LP
2.40%, 05/15/19 (Call 04/15/19)[b]	50	47,039
Enbridge Energy Partners LP
5.20%, 03/15/20	40	41,639
9.88%, 03/01/19	50	59,300
Energy Transfer Partners LP
4.15%, 10/01/20 (Call 08/01/20)	100	100,171
Enterprise Products Operating LLC
1.65%, 05/07/18	50	49,628
5.25%, 01/31/20	100	109,185
6.50%, 01/31/19	50	56,121
Kinder Morgan Energy Partners LP
2.65%, 02/01/19	200	193,676
3.50%, 03/01/16[a]	50	50,333
5.95%, 02/15/18	25	26,559
Kinder Morgan Inc./DE
2.00%, 12/01/17	150	146,926
3.05%, 12/01/19 (Call 11/01/19)[a]	75	72,609
ONEOK Partners LP
8.63%, 03/01/19	100	116,925
Plains All American Pipeline LP/PAA Finance Corp.
2.60%, 12/15/19 (Call 11/15/19)	75	73,282

Security	Principal (000s)	Value
6.50%, 05/01/18	$70	$76,330
Spectra Energy Capital LLC
8.00%, 10/01/19	100	114,405
TransCanada PipeLines Ltd.
0.75%, 01/15/16	150	149,941
Williams Partners LP
5.25%, 03/15/20	50	52,440

		1,611,556
REAL ESTATE INVESTMENT TRUSTS — 1.01%
American Tower Corp.
3.40%, 02/15/19	50	51,289
4.50%, 01/15/18	100	105,568
Boston Properties LP
3.70%, 11/15/18 (Call 08/17/18)	50	52,382
ERP Operating LP
5.75%, 06/15/17	100	106,579
HCP Inc.
2.63%, 02/01/20 (Call 11/01/19)	50	49,525
6.70%, 01/30/18	50	54,999
Simon Property Group LP
2.15%, 09/15/17 (Call 06/15/17)	75	76,190
5.65%, 02/01/20 (Call 11/01/19)	100	112,872
Ventas Realty LP/Ventas Capital Corp.
2.70%, 04/01/20 (Call 01/01/20)	75	74,400
4.00%, 04/30/19 (Call 01/30/19)	50	52,340

		736,144
RETAIL — 2.58%
Costco Wholesale Corp.
0.65%, 12/07/15	50	50,005
1.13%, 12/15/17	100	99,805
1.70%, 12/15/19	50	49,691
CVS Health Corp.
2.25%, 12/05/18 (Call 11/05/18)	150	152,043
2.25%, 08/12/19 (Call 07/12/19)	75	75,309
2.80%, 07/20/20 (Call 06/20/20)	150	152,473
Home Depot Inc. (The)
2.00%, 06/15/19 (Call 05/15/19)	100	101,560
5.40%, 03/01/16	150	152,467
Lowe’s Companies Inc.
5.40%, 10/15/16	100	104,032
McDonald’s Corp.
5.35%, 03/01/18	50	54,141
5.80%, 10/15/17	25	27,030

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Target Corp.
2.30%, 06/26/19	$100	$101,917
3.88%, 07/15/20	25	27,026
5.38%, 05/01/17	100	106,583
Wal-Mart Stores Inc.
0.60%, 04/11/16	100	100,101
1.00%, 04/21/17	50	50,177
1.95%, 12/15/18	200	203,987
3.25%, 10/25/20	150	158,732
Walgreen Co.
5.25%, 01/15/19	12	13,003
Walgreens Boots Alliance Inc.
1.75%, 11/17/17	75	74,981
2.70%, 11/18/19 (Call 10/18/19)[a]	25	25,045

		1,880,108
SAVINGS & LOANS — 0.04%
Santander Holdings USA Inc.
3.45%, 08/27/18 (Call 07/27/18)	25	25,723

		25,723
SEMICONDUCTORS — 0.86%
Intel Corp.
1.35%, 12/15/17	100	100,309
1.95%, 10/01/16[a]	150	151,637
2.45%, 07/29/20	100	101,548
QUALCOMM Inc.
1.40%, 05/18/18	50	49,664
2.25%, 05/20/20[a]	55	54,683
Texas Instruments Inc.
1.00%, 05/01/18	175	173,096

		630,937
SOFTWARE — 1.29%
Fidelity National Information Services Inc.
3.63%, 10/15/20 (Call 09/15/20)	150	152,451
Microsoft Corp.
0.88%, 11/15/17	75	74,988
1.63%, 12/06/18	50	50,503
1.85%, 02/12/20 (Call 01/12/20)	50	50,142
4.20%, 06/01/19	25	27,260
Oracle Corp.
1.20%, 10/15/17	300	300,866
2.25%, 10/08/19	150	151,951
2.38%, 01/15/19	75	76,478

Security	Principal (000s)	Value
5.75%, 04/15/18	$50	$55,137

		939,776
TELECOMMUNICATIONS — 4.69%
AT&T Inc.
1.70%, 06/01/17	100	100,447
2.30%, 03/11/19	100	100,498
2.45%, 06/30/20 (Call 05/30/20)	100	99,064
5.50%, 02/01/18	250	270,571
5.80%, 02/15/19	175	194,779
British Telecommunications PLC
5.95%, 01/15/18	100	109,059
Cisco Systems Inc.
1.10%, 03/03/17	50	50,189
2.13%, 03/01/19	175	177,581
2.45%, 06/15/20	100	101,680
4.45%, 01/15/20	150	164,417
4.95%, 02/15/19	75	82,688
5.50%, 02/22/16	50	50,764
Deutsche Telekom International Finance BV
5.75%, 03/23/16	75	76,271
Orange SA
2.75%, 09/14/16	175	177,087
Rogers Communications Inc.
6.80%, 08/15/18	75	84,684
Telefonica Emisiones SAU
3.99%, 02/16/16	50	50,403
5.13%, 04/27/20	100	108,985
5.88%, 07/15/19	125	138,673
6.42%, 06/20/16	50	51,589
Verizon Communications Inc.
1.35%, 06/09/17	300	300,146
2.00%, 11/01/16	25	25,174
2.63%, 02/21/20	200	202,028
3.65%, 09/14/18	100	105,500
4.50%, 09/15/20	200	217,413
5.50%, 02/15/18	75	81,375
Vodafone Group PLC
1.50%, 02/19/18	95	94,452
1.63%, 03/20/17	150	150,142
5.63%, 02/27/17	50	52,661

		3,418,320
TRANSPORTATION — 0.49%
Burlington Northern Santa Fe LLC
5.65%, 05/01/17	50	53,177

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® 0-5 YEAR INVESTMENT GRADE CORPORATE BOND ETF

October 31, 2015

Security	Principal or Shares (000s)	Value
Canadian National Railway Co.
5.55%, 03/01/19	$50	$55,696
CSX Corp.
6.25%, 03/15/18	25	27,645
Norfolk Southern Corp.
5.75%, 04/01/18	50	54,629
United Parcel Service Inc.
5.13%, 04/01/19	50	55,697
5.50%, 01/15/18	100	109,298

		356,142

TOTAL CORPORATE BONDS & NOTES
(Cost: $71,342,115)		71,294,862

SHORT-TERM INVESTMENTS — 11.21%

MONEY MARKET FUNDS — 11.21%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[c,e,f]	3,241	3,240,674
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[c,e,f]	284	283,893
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,e]	4,652	4,652,098

		8,176,665

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,176,665)		8,176,665

TOTAL INVESTMENTS IN SECURITIES — 108.95%
(Cost: $79,518,780)		79,471,527
Other Assets, Less Liabilities — (8.95)%		(6,530,663)

NET ASSETS — 100.00%		$72,940,864

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	49

Schedule of Investments

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 96.99%

AEROSPACE & DEFENSE — 1.70%
Boeing Co. (The)
4.88%, 02/15/20	$138	$154,417
General Dynamics Corp.
3.60%, 11/15/42 (Call 05/15/42)	35	32,210
3.88%, 07/15/21 (Call 04/15/21)[a]	81	86,144
Lockheed Martin Corp.
3.35%, 09/15/21	92	94,528
3.60%, 03/01/35 (Call 09/01/34)	7	6,318
3.80%, 03/01/45 (Call 09/01/44)	69	61,071
4.85%, 09/15/41	69	71,485
Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)	138	135,416
United Technologies Corp.
1.80%, 06/01/17	206	208,132
3.10%, 06/01/22	101	103,227
4.15%, 05/15/45 (Call 11/16/44)	24	23,284
4.50%, 06/01/42	296	301,540
5.70%, 04/15/40[a]	18	21,423
6.13%, 02/01/19	7	7,888

		1,307,083
AGRICULTURE — 1.05%
Archer-Daniels-Midland Co.
4.02%, 04/16/43	35	34,292
4.48%, 03/01/21	58	63,641
Philip Morris International Inc.
1.13%, 08/21/17	258	257,937
2.50%, 08/22/22	109	106,973
3.60%, 11/15/23	65	67,760
3.88%, 08/21/42	195	179,837
4.13%, 03/04/43	46	44,069
4.38%, 11/15/41	24	23,871
5.65%, 05/16/18[a]	24	26,449

		804,829
AIRLINES — 0.34%
American Airlines 2015-1 Pass Through Trust Class A
3.38%, 11/01/28	92	89,240
Continental Airlines Inc. 2012-2 Pass Through Trust Class A
4.00%, 04/29/26	31	32,179

Security	Principal (000s)	Value
United Airlines 2014-2 Pass Through Trust Class A
3.75%, 03/03/28[a]	$138	$138,690

		260,109
APPAREL — 0.07%
NIKE Inc.
2.25%, 05/01/23 (Call 02/01/23)	58	56,426

		56,426
AUTO MANUFACTURERS — 1.39%
American Honda Finance Corp.
0.95%, 05/05/17	115	114,642
2.13%, 10/10/18	115	115,932
2.25%, 08/15/19	92	92,271
Daimler Finance North America LLC
8.50%, 01/18/31	75	108,942
Toyota Motor Credit Corp.
1.75%, 05/22/17	166	167,692
2.00%, 10/24/18	69	69,618
2.10%, 01/17/19	35	35,306
2.15%, 03/12/20	115	115,150
2.63%, 01/10/23	172	169,479
3.30%, 01/12/22[a]	81	83,982

		1,073,014
BANKS — 34.80%
Abbey National Treasury Services PLC/London
1.38%, 03/13/17	138	137,788
Abbey National Treasury Services PLC/United Kingdom
2.00%, 08/24/18	27	27,117
2.38%, 03/16/20	58	58,087
4.00%, 03/13/24	69	72,239
Australia & New Zealand Banking Group Ltd./New York NY
1.25%, 06/13/17[a]	38	37,826
2.25%, 06/13/19	40	40,113
Bank of America Corp.
2.60%, 01/15/19	115	116,349
3.30%, 01/11/23	115	114,475
3.88%, 08/01/25	115	116,993
4.13%, 01/22/24	81	84,285
4.88%, 04/01/44	58	60,420
5.00%, 05/13/21	25	27,480

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
5.63%, 07/01/20	$25	$28,117
5.70%, 01/24/22	58	66,370
5.75%, 12/01/17	115	124,102
5.88%, 02/07/42	172	201,718
6.50%, 07/15/18	18	20,092
6.88%, 04/25/18	81	90,435
7.63%, 06/01/19	540	634,921
Bank of America N.A.
1.65%, 03/26/18	500	498,938
Bank of Montreal
1.40%, 09/11/17	149	148,622
1.45%, 04/09/18 (Call 03/09/18)	69	68,523
1.80%, 07/31/18	115	114,875
Bank of New York Mellon Corp. (The)
1.35%, 03/06/18 (Call 02/06/18)[a]	69	68,666
2.10%, 01/15/19 (Call 12/15/18)	81	81,591
3.40%, 05/15/24 (Call 04/15/24)	58	59,063
3.55%, 09/23/21 (Call 08/23/21)	81	84,377
3.65%, 02/04/24 (Call 01/05/24)	24	24,856
Series G
2.15%, 02/24/20 (Call 01/24/20)	183	182,486
Bank of Nova Scotia (The)
1.45%, 04/25/18[a]	126	125,418
2.05%, 06/05/19	195	195,212
2.35%, 10/21/20	100	99,450
Bank One Corp.
8.00%, 04/29/27	6	7,899
Barclays Bank PLC
2.50%, 02/20/19	200	202,612
5.13%, 01/08/20	100	111,133
6.75%, 05/22/19[a]	100	115,533
BB&T Corp.
1.60%, 08/15/17 (Call 07/14/17)	229	229,812
2.25%, 02/01/19 (Call 01/02/19)	92	92,764
BNP Paribas SA
2.38%, 09/14/17	58	58,783
2.40%, 12/12/18	229	231,470
2.45%, 03/17/19	46	46,419
5.00%, 01/15/21	138	154,249
BPCE SA
2.50%, 07/15/19	250	252,934
Branch Banking & Trust Co.
2.85%, 04/01/21 (Call 03/01/21)	250	252,245

Security	Principal (000s)	Value
Citigroup Inc.
1.70%, 04/27/18	$369	$366,854
1.75%, 05/01/18	126	125,326
1.80%, 02/05/18	138	137,693
2.50%, 09/26/18	183	185,047
2.50%, 07/29/19	58	58,147
3.30%, 04/27/25	115	112,506
4.50%, 01/14/22	138	149,294
4.65%, 07/30/45	58	58,371
5.38%, 08/09/20	29	32,563
5.88%, 01/30/42	35	40,928
6.13%, 11/21/17	172	186,877
6.13%, 05/15/18	183	201,162
8.13%, 07/15/39	145	211,191
8.50%, 05/22/19	81	98,626
Commonwealth Bank of Australia/New York NY
2.25%, 03/13/19	250	251,062
2.50%, 09/20/18	100	101,703
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands
3.38%, 01/19/17	286	292,652
3.88%, 02/08/22	115	121,034
3.95%, 11/09/22[a]	250	249,975
4.38%, 08/04/25	250	254,432
5.25%, 05/24/41	69	78,292
Credit Suisse/New York NY
3.00%, 10/29/21	250	250,706
4.38%, 08/05/20	500	544,205
Deutsche Bank AG/London
1.40%, 02/13/17	58	57,788
1.88%, 02/13/18	129	128,525
3.70%, 05/30/24[a]	118	117,727
6.00%, 09/01/17	161	172,868
Fifth Third Bank/Cincinnati OH
2.38%, 04/25/19 (Call 03/25/19)	200	200,892
Goldman Sachs Group Inc. (The)
2.38%, 01/22/18	229	231,955
2.55%, 10/23/19	172	172,594
2.60%, 04/23/20 (Call 03/23/20)	420	420,380
2.90%, 07/19/18	69	70,687
3.63%, 01/22/23	161	164,006
3.75%, 05/22/25 (Call 02/22/25)[a]	12	12,093
4.00%, 03/03/24	35	36,047

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
5.25%, 07/27/21	$46	$51,319
5.38%, 03/15/20	115	127,762
5.75%, 01/24/22	258	295,643
6.13%, 02/15/33	161	191,976
6.15%, 04/01/18	361	396,251
6.25%, 09/01/17	12	12,984
6.25%, 02/01/41	149	179,420
7.50%, 02/15/19	35	40,649
HSBC Bank USA N.A./Buffalo NY
4.88%, 08/24/20	250	273,575
HSBC Holdings PLC
4.00%, 03/30/22	41	43,054
4.88%, 01/14/22	24	26,341
5.10%, 04/05/21	109	121,260
5.25%, 03/14/44	200	210,027
6.50%, 09/15/37	300	364,421
HSBC USA Inc.
1.70%, 03/05/18	350	348,874
2.25%, 06/23/19[a]	100	99,935
JPMorgan Chase & Co.
1.63%, 05/15/18	24	23,866
1.80%, 01/25/18[a]	58	58,138
2.00%, 08/15/17	138	139,119
2.25%, 01/23/20 (Call 12/23/19)	35	34,667
2.35%, 01/28/19[a]	321	323,716
2.75%, 06/23/20 (Call 05/23/20)	24	24,186
3.20%, 01/25/23	104	103,654
3.25%, 09/23/22	218	219,317
3.38%, 05/01/23	24	23,414
3.88%, 09/10/24	126	125,467
3.90%, 07/15/25 (Call 04/15/25)	172	176,499
4.25%, 10/01/27	58	58,205
4.35%, 08/15/21	41	43,879
4.63%, 05/10/21	58	63,017
5.40%, 01/06/42	183	206,953
5.60%, 07/15/41	12	13,917
6.00%, 01/15/18	138	150,441
6.30%, 04/23/19	161	182,300
6.40%, 05/15/38	98	123,552
JPMorgan Chase Bank N.A.
6.00%, 10/01/17	250	269,994
KeyBank N.A./Cleveland OH
2.25%, 03/16/20	250	248,261

Security	Principal (000s)	Value
Lloyds Bank PLC
2.40%, 03/17/20	$200	$200,260
4.20%, 03/28/17	172	178,229
Morgan Stanley
2.13%, 04/25/18	115	115,651
2.50%, 01/24/19	138	139,419
2.80%, 06/16/20	214	215,680
3.75%, 02/25/23	195	200,637
4.30%, 01/27/45[a]	115	109,656
5.50%, 01/26/20	100	111,565
5.50%, 07/28/21	138	155,536
5.63%, 09/23/19	200	222,907
6.38%, 07/24/42	122	152,043
6.63%, 04/01/18	557	618,021
Series F
3.88%, 04/29/24	183	187,578
National Australia Bank Ltd./New York
2.75%, 03/09/17	250	254,892
Northern Trust Corp.
2.38%, 08/02/22	75	72,369
PNC Bank N.A.
1.13%, 01/27/17 (Call 12/28/16)[b]	250	249,818
1.60%, 06/01/18 (Call 05/02/18)[b]	250	249,744
4.20%, 11/01/25 (Call 10/02/25)[b]	250	265,610
PNC Funding Corp.
5.13%, 02/08/20[b]	121	133,946
Royal Bank of Canada
1.20%, 01/23/17	206	206,354
2.15%, 03/15/19[a]	115	115,117
2.20%, 07/27/18	183	184,748
Societe Generale SA
2.75%, 10/12/17	250	254,338
State Street Corp.
3.10%, 05/15/23	69	68,078
3.70%, 11/20/23	115	119,040
Sumitomo Mitsui Banking Corp.
2.45%, 01/10/19	250	251,541
2.45%, 10/20/20	250	248,282
Svenska Handelsbanken AB
1.63%, 03/21/18	250	249,326
Toronto-Dominion Bank (The)
1.40%, 04/30/18	172	170,575
2.13%, 07/02/19	24	24,005
2.25%, 11/05/19	69	69,348

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
2.63%, 09/10/18	$115	$117,500
U.S. Bancorp
1.65%, 05/15/17 (Call 04/15/17)	161	162,303
2.20%, 04/25/19 (Call 03/25/19)	206	208,583
2.95%, 07/15/22 (Call 06/15/22)	104	103,361
3.00%, 03/15/22 (Call 02/15/22)	81	82,155
UBS AG/Stamford CT
1.80%, 03/26/18	250	249,178
5.88%, 12/20/17	200	216,611
Wachovia Corp.
5.75%, 06/15/17	161	172,493
Wells Fargo & Co.
1.40%, 09/08/17	58	58,086
1.50%, 01/16/18	115	115,023
2.15%, 01/15/19[a]	526	529,929
3.00%, 01/22/21	149	151,757
3.50%, 03/08/22	224	232,645
3.90%, 05/01/45	92	85,014
4.10%, 06/03/26	115	116,961
4.13%, 08/15/23	24	24,862
4.30%, 07/22/27	115	118,508
4.48%, 01/16/24	81	85,425
4.60%, 04/01/21	115	125,829
5.61%, 01/15/44	349	392,787
5.63%, 12/11/17	58	62,904
Series M
3.45%, 02/13/23[a]	212	211,431
Series N
2.15%, 01/30/20	22	21,877
Westpac Banking Corp.
1.60%, 01/12/18	115	114,406
2.00%, 08/14/17	126	127,354
2.25%, 01/17/19[a]	81	81,203
2.30%, 05/26/20	58	58,079
4.88%, 11/19/19	98	107,831

		26,785,526
BEVERAGES — 3.85%
Anheuser-Busch InBev Finance Inc.
2.15%, 02/01/19[a]	286	285,209
3.70%, 02/01/24	46	46,516
4.63%, 02/01/44	41	39,771
Anheuser-Busch InBev Worldwide Inc.
1.38%, 07/15/17	389	387,606
3.75%, 07/15/42	183	154,972

Security	Principal (000s)	Value
8.20%, 01/15/39	$58	$81,888
Brown-Forman Corp.
4.50%, 07/15/45 (Call 01/15/45)	35	36,215
Coca-Cola Co. (The)
0.75%, 11/01/16[a]	46	45,960
0.88%, 10/27/17	200	199,869
1.15%, 04/01/18	69	68,983
1.65%, 11/01/18	69	69,626
2.50%, 04/01/23[a]	92	91,066
2.88%, 10/27/25	100	99,000
3.30%, 09/01/21	104	109,133
Diageo Capital PLC
1.50%, 05/11/17	143	143,564
2.63%, 04/29/23 (Call 01/29/23)	88	85,215
Diageo Investment Corp.
4.25%, 05/11/42	81	79,109
PepsiCo Inc.
0.95%, 02/22/17	24	23,988
2.25%, 01/07/19 (Call 12/07/18)	161	164,013
2.75%, 03/05/22	389	392,124
2.75%, 03/01/23	149	148,296
2.75%, 04/30/25 (Call 01/30/25)	58	56,194
4.00%, 03/05/42[a]	64	61,379
4.60%, 07/17/45 (Call 01/17/45)	58	60,481
7.90%, 11/01/18[a]	29	34,218

		2,964,395
BIOTECHNOLOGY — 1.11%
Gilead Sciences Inc.
2.35%, 02/01/20[a]	229	230,399
2.55%, 09/01/20	115	115,948
3.50%, 02/01/25 (Call 11/01/24)	92	92,910
3.65%, 03/01/26 (Call 12/01/25)	21	21,192
4.50%, 02/01/45 (Call 08/01/44)	229	221,748
4.60%, 09/01/35 (Call 03/01/35)	172	174,424

		856,621
CHEMICALS — 1.05%
EI du Pont de Nemours & Co.
4.15%, 02/15/43	86	78,272
6.00%, 07/15/18	115	127,243
Lubrizol Corp.
8.88%, 02/01/19	35	42,326
Monsanto Co.
3.95%, 04/15/45 (Call 10/15/44)	12	10,036

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
4.20%, 07/15/34 (Call 01/15/34)	$161	$146,923
Potash Corp. of Saskatchewan Inc.
3.63%, 03/15/24 (Call 12/15/23)	115	114,778
5.63%, 12/01/40[a]	35	38,159
6.50%, 05/15/19	24	27,260
Praxair Inc.
2.20%, 08/15/22 (Call 05/15/22)	35	33,496
3.55%, 11/07/42 (Call 05/07/42)	31	27,856
4.50%, 08/15/19	92	100,286
Sherwin-Williams Co. (The)
1.35%, 12/15/17	58	57,652

		804,287
COMMERCIAL SERVICES — 0.50%
Automatic Data Processing Inc.
2.25%, 09/15/20 (Call 08/15/20)	36	36,330
3.38%, 09/15/25 (Call 06/15/25)	17	17,384
Catholic Health Initiatives
2.95%, 11/01/22	98	95,563
Massachusetts Institute of Technology
5.60%, 07/01/11	71	87,726
MasterCard Inc.
2.00%, 04/01/19	46	46,245
3.38%, 04/01/24	58	59,166
Princeton University
5.70%, 03/01/39	24	30,751
Series A
4.95%, 03/01/19	12	13,230

		386,395
COMPUTERS — 2.98%
Apple Inc.
1.00%, 05/03/18	229	228,546
1.55%, 02/07/20	172	170,183
2.00%, 05/06/20	34	34,090
2.10%, 05/06/19	165	167,931
2.70%, 05/13/22	115	115,961
2.85%, 05/06/21	172	176,978
3.20%, 05/13/25	24	24,332
3.45%, 05/06/24	115	119,552
3.45%, 02/09/45	136	116,042
3.85%, 05/04/43	115	105,656
4.38%, 05/13/45	65	64,840
4.45%, 05/06/44	58	58,469
EMC Corp./MA
1.88%, 06/01/18	115	109,490

Security	Principal (000s)	Value
3.38%, 06/01/23 (Call 03/01/23)	$58	$48,511
International Business Machines Corp.
1.63%, 05/15/20[a]	100	97,918
1.88%, 05/15/19[a]	100	100,467
4.00%, 06/20/42[a]	140	126,376
5.70%, 09/14/17	290	314,227
7.63%, 10/15/18	100	116,817

		2,296,386
COSMETICS & PERSONAL CARE — 0.50%
Colgate-Palmolive Co.
1.75%, 03/15/19	35	35,036
1.95%, 02/01/23	81	77,532
Procter & Gamble Co. (The)
0.75%, 11/04/16	58	57,978
2.30%, 02/06/22	46	45,862
5.55%, 03/05/37	139	168,824

		385,232
DISTRIBUTION & WHOLESALE — 0.06%
WW Grainger Inc.
4.60%, 06/15/45 (Call 12/15/44)	46	48,436

		48,436
DIVERSIFIED FINANCIAL SERVICES — 4.80%
American Express Co.
2.65%, 12/02/22	33	32,223
4.05%, 12/03/42	78	75,017
7.00%, 03/19/18	92	103,131
American Express Credit Corp.
1.55%, 09/22/17	43	43,049
2.13%, 07/27/18	138	139,227
2.13%, 03/18/19	115	115,211
2.25%, 08/15/19[a]	46	45,969
2.38%, 03/24/17	189	191,570
2.38%, 05/26/20 (Call 04/25/20)	115	114,785
Series F
2.60%, 09/14/20 (Call 08/14/20)	51	51,324
Ameriprise Financial Inc.
4.00%, 10/15/23	100	104,495
CME Group Inc./IL
3.00%, 03/15/25 (Call 12/15/24)[a]	158	156,067
GE Capital International Funding Co.
0.96%, 04/15/16	509	509,030
2.34%, 11/15/20	451	452,571

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
General Electric Capital Corp.
3.10%, 01/09/23	$129	$131,067
5.88%, 01/14/38	655	805,879
HSBC Finance Corp.
6.68%, 01/15/21	141	163,821
Intercontinental Exchange Inc.
2.50%, 10/15/18	58	58,677
Invesco Finance PLC
3.75%, 01/15/26	100	100,819
National Rural Utilities Cooperative Finance Corp.
2.85%, 01/27/25 (Call 10/27/24)	104	101,093
10.38%, 11/01/18	69	85,198
TD Ameritrade Holding Corp.
2.95%, 04/01/22 (Call 02/01/22)	46	45,706
5.60%, 12/01/19	58	65,374

		3,691,303
ELECTRIC — 3.30%
CenterPoint Energy Houston Electric LLC
3.55%, 08/01/42 (Call 02/01/42)	46	41,634
Commonwealth Edison Co.
5.80%, 03/15/18	138	151,299
Consolidated Edison Co. of New York Inc.
3.95%, 03/01/43 (Call 09/01/42)	64	60,515
4.45%, 03/15/44 (Call 09/15/43)	46	47,038
Series 08-B
6.75%, 04/01/38	81	106,424
Consumers Energy Co.
6.70%, 09/15/19	31	36,140
Delmarva Power & Light Co.
3.50%, 11/15/23 (Call 08/15/23)	58	59,186
Duke Energy Carolinas LLC
3.75%, 06/01/45 (Call 12/01/44)[a]	28	26,237
4.00%, 09/30/42 (Call 03/30/42)	269	262,492
5.30%, 02/15/40	18	20,875
Duke Energy Florida LLC
6.40%, 06/15/38	46	59,803
Duke Energy Progress LLC
2.80%, 05/15/22 (Call 02/15/22)	41	41,233
4.20%, 08/15/45 (Call 02/15/45)	46	46,308
5.30%, 01/15/19	12	13,283

Security	Principal (000s)	Value
Florida Power & Light Co.
2.75%, 06/01/23 (Call 12/01/22)[a]	$24	$23,835
4.05%, 06/01/42 (Call 12/01/41)	149	148,037
Georgia Power Co.
4.30%, 03/15/42	138	126,960
Series 10-C
4.75%, 09/01/40	24	23,519
Kentucky Utilities Co.
3.25%, 11/01/20 (Call 08/01/20)	12	12,435
5.13%, 11/01/40 (Call 05/01/40)[a]	35	39,405
Pacific Gas & Electric Co.
3.50%, 10/01/20 (Call 07/01/20)	104	108,237
5.80%, 03/01/37	29	34,178
6.05%, 03/01/34	264	319,531
PacifiCorp
6.00%, 01/15/39	15	18,492
Public Service Co. of Colorado
3.60%, 09/15/42 (Call 03/15/42)	30	27,708
Public Service Electric & Gas Co.
2.38%, 05/15/23 (Call 02/15/23)	24	23,197
San Diego Gas & Electric Co.
4.50%, 08/15/40	35	36,828
South Carolina Electric & Gas Co.
4.35%, 02/01/42 (Call 08/01/41)	69	66,792
Southern California Edison Co.
3.88%, 06/01/21 (Call 03/01/21)	81	86,746
4.65%, 10/01/43 (Call 04/01/43)	64	68,990
5.50%, 03/15/40	61	73,127
Series 08-A
5.95%, 02/01/38	12	14,996
Virginia Electric & Power Co.
5.40%, 04/30/18	109	118,902
8.88%, 11/15/38	109	172,834
Westar Energy Inc.
4.13%, 03/01/42 (Call 09/01/41)[a]	24	23,639

		2,540,855
ELECTRICAL COMPONENTS & EQUIPMENT — 0.15%
Emerson Electric Co.
2.63%, 12/01/21 (Call 11/01/21)	58	57,924
2.63%, 02/15/23 (Call 11/15/22)	58	56,914

		114,838
ELECTRONICS — 0.26%
Honeywell International Inc.
4.25%, 03/01/21	69	76,123

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
5.30%, 03/01/18	$24	$26,175
5.38%, 03/01/41	86	101,512

		203,810
ENGINEERING & CONSTRUCTION — 0.08%
ABB Finance USA Inc.
2.88%, 05/08/22	7	6,928
4.38%, 05/08/42[a]	58	58,318

		65,246
FOOD — 0.50%
Sysco Corp.
4.85%, 10/01/45 (Call 04/01/45)	58	60,419
5.25%, 02/12/18	69	74,470
Unilever Capital Corp.
2.10%, 07/30/20[a]	100	99,692
2.20%, 03/06/19	100	101,560
5.90%, 11/15/32	35	44,719

		380,860
GAS — 0.12%
Atmos Energy Corp.
4.13%, 10/15/44 (Call 04/15/44)[a]	46	44,378
ONE Gas Inc.
4.66%, 02/01/44 (Call 08/01/43)	46	47,965

		92,343
HAND & MACHINE TOOLS — 0.06%
Stanley Black & Decker Inc.
2.90%, 11/01/22	46	45,278

		45,278
HEALTH CARE – PRODUCTS — 1.55%
Covidien International Finance SA
2.95%, 06/15/23 (Call 03/15/23)	58	57,406
6.00%, 10/15/17	115	125,196
Medtronic Inc.
1.38%, 04/01/18	12	11,993
3.50%, 03/15/25	549	562,164
4.00%, 04/01/43 (Call 10/01/42)	64	61,024
4.38%, 03/15/35	183	189,429
4.63%, 03/15/44 (Call 09/15/43)[a]	46	48,106
4.63%, 03/15/45	46	48,400
St. Jude Medical Inc.
3.25%, 04/15/23 (Call 01/15/23)	58	57,237
4.75%, 04/15/43 (Call 10/15/42)	35	34,524

		1,195,479

Security	Principal (000s)	Value
HEALTH CARE – SERVICES — 1.87%
Aetna Inc.
1.50%, 11/15/17 (Call 10/15/17)	$104	$103,712
2.75%, 11/15/22 (Call 08/15/22)	69	67,050
4.50%, 05/15/42 (Call 11/15/41)	100	100,152
Coventry Health Care Inc.
5.45%, 06/15/21 (Call 03/15/21)	35	38,789
Howard Hughes Medical Institute
3.50%, 09/01/23	58	60,415
Kaiser Foundation Hospitals
4.88%, 04/01/42	46	48,723
UnitedHealth Group Inc.
1.40%, 10/15/17	92	92,109
2.70%, 07/15/20	115	117,461
2.88%, 03/15/22 (Call 12/15/21)	104	104,428
2.88%, 03/15/23	81	80,431
3.75%, 07/15/25	344	358,165
4.63%, 07/15/35	7	7,405
4.75%, 07/15/45	50	53,229
6.00%, 02/15/18	12	13,156
6.88%, 02/15/38	149	197,447

		1,442,672
HOLDING COMPANIES – DIVERSIFIED — 0.03%
MUFG Americas Holdings Corp.
3.00%, 02/10/25 (Call 01/10/25)	24	22,961

		22,961
HOUSEHOLD PRODUCTS & WARES — 0.05%
Kimberly-Clark Corp.
6.63%, 08/01/37	29	38,265

		38,265
INSURANCE — 2.61%
ACE INA Holdings Inc.
3.15%, 03/15/25	58	57,434
3.35%, 05/15/24	46	46,335
AEGON Funding Co. LLC
5.75%, 12/15/20	31	35,037
Aflac Inc.
3.63%, 11/15/24	58	59,001
Allstate Corp. (The)
3.15%, 06/15/23	58	57,993
4.50%, 06/15/43	35	35,331
Arch Capital Group U.S. Inc.
5.14%, 11/01/43	24	24,482

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Berkshire Hathaway Finance Corp.
1.30%, 05/15/18[a]	$115	$114,684
1.60%, 05/15/17	138	139,286
3.00%, 05/15/22	83	83,978
4.30%, 05/15/43	75	72,760
4.40%, 05/15/42[a]	46	45,221
5.75%, 01/15/40	12	14,119
Berkshire Hathaway Inc.
1.55%, 02/09/18	24	24,139
1.90%, 01/31/17	12	12,135
3.00%, 02/11/23[a]	46	46,445
Chubb Corp. (The)
5.75%, 05/15/18	69	75,986
6.00%, 05/11/37	24	29,537
6.38%, 03/29/67 (Call 04/15/17)[a,c]	126	122,220
Loews Corp.
2.63%, 05/15/23 (Call 02/15/23)	58	55,213
4.13%, 05/15/43 (Call 11/15/42)	24	21,675
Marsh & McLennan Companies Inc.
2.35%, 03/06/20 (Call 02/06/20)	58	58,074
3.75%, 03/14/26 (Call 12/14/25)	115	115,467
MetLife Inc.
1.76%, 12/15/17	86	86,359
3.00%, 03/01/25[a]	69	67,339
4.13%, 08/13/42	140	132,705
7.72%, 02/15/19	92	108,116
Series D
4.37%, 09/15/23	104	111,984
Travelers Companies Inc. (The)
5.35%, 11/01/40	100	115,318
Travelers Property Casualty Corp.
6.38%, 03/15/33	35	43,871

		2,012,244
INTERNET — 0.63%
Alibaba Group Holding Ltd.
3.60%, 11/28/24 (Call 08/28/24)[d]	200	193,195
Baidu Inc.
3.50%, 11/28/22[a]	200	197,876
Google Inc.
3.38%, 02/25/24[a]	58	60,451
3.63%, 05/19/21	29	31,135

		482,657

Security	Principal (000s)	Value
MACHINERY — 1.66%
Caterpillar Financial Services Corp.
2.10%, 06/09/19	$172	$172,604
2.25%, 12/01/19	46	46,218
2.85%, 06/01/22[a]	46	45,749
Caterpillar Inc.
3.80%, 08/15/42	101	91,268
3.90%, 05/27/21	92	97,830
5.20%, 05/27/41	46	50,713
7.90%, 12/15/18	58	68,324
Cummins Inc.
3.65%, 10/01/23 (Call 07/01/23)[a]	69	71,327
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)	104	102,867
3.90%, 06/09/42 (Call 12/09/41)	92	87,318
John Deere Capital Corp.
1.20%, 10/10/17	172	171,873
1.35%, 01/16/18	68	67,970
2.05%, 03/10/20	35	34,771
2.25%, 04/17/19	166	167,947

		1,276,779
MANUFACTURING — 0.94%
3M Co.
2.00%, 06/26/22	132	128,281
3.00%, 08/07/25	58	58,334
Danaher Corp.
3.90%, 06/23/21 (Call 03/23/21)	81	86,402
General Electric Co.
4.50%, 03/11/44	100	103,758
Illinois Tool Works Inc.
3.50%, 03/01/24 (Call 12/01/23)	58	59,851
3.90%, 09/01/42 (Call 03/01/42)	98	93,748
6.25%, 04/01/19	24	27,379
Parker-Hannifin Corp.
3.30%, 11/21/24 (Call 08/21/24)	115	117,015
Tyco International Finance SA
5.13%, 09/14/45 (Call 03/14/45)	46	48,339

		723,107
MEDIA — 2.90%
Comcast Corp.
2.85%, 01/15/23	104	103,987
3.38%, 08/15/25 (Call 05/15/25)	68	69,300
3.60%, 03/01/24	46	47,843

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
4.25%, 01/15/33	$344	$344,402
4.50%, 01/15/43	229	232,967
4.60%, 08/15/45 (Call 02/15/45)	115	119,535
4.75%, 03/01/44	58	61,559
5.70%, 05/15/18[a]	58	63,984
6.45%, 03/15/37	24	30,343
6.50%, 01/15/17	201	213,863
6.95%, 08/15/37	104	138,615
NBCUniversal Media LLC
2.88%, 01/15/23	58	58,087
4.38%, 04/01/21	81	87,928
5.15%, 04/30/20	218	244,220
Walt Disney Co. (The)
1.10%, 12/01/17	115	114,909
1.13%, 02/15/17	115	115,407
2.35%, 12/01/22[a]	92	91,099
Series E
4.13%, 12/01/41[a]	92	92,807

		2,230,855
METAL FABRICATE & HARDWARE — 0.16%
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)	69	66,641
3.25%, 06/15/25 (Call 03/15/25)	58	57,801

		124,442
MINING — 1.61%
BHP Billiton Finance USA Ltd.
1.63%, 02/24/17	161	161,493
1.88%, 11/21/16	92	92,709
3.25%, 11/21/21	24	24,239
3.85%, 09/30/23[a]	24	24,573
5.00%, 09/30/43	155	160,709
6.50%, 04/01/19	81	91,920
Rio Tinto Finance USA Ltd.
6.50%, 07/15/18	149	164,943
7.13%, 07/15/28	58	70,392
Rio Tinto Finance USA PLC
1.63%, 08/21/17 (Call 07/21/17)	206	205,040
2.88%, 08/21/22 (Call 05/21/22)	136	131,036
4.13%, 08/21/42 (Call 02/21/42)	130	113,820

		1,240,874
OIL & GAS — 6.43%
BP Capital Markets PLC
1.38%, 11/06/17	69	68,913

Security	Principal (000s)	Value
2.24%, 09/26/18	$69	$69,875
2.24%, 05/10/19	46	46,262
2.50%, 11/06/22	149	143,389
2.75%, 05/10/23	206	199,823
3.51%, 03/17/25[a]	129	129,659
4.50%, 10/01/20	69	75,452
4.74%, 03/11/21	12	13,235
Chevron Corp.
1.37%, 03/02/18	115	115,064
1.96%, 03/03/20 (Call 02/03/20)	46	45,701
2.36%, 12/05/22 (Call 09/05/22)	115	111,355
3.19%, 06/24/23 (Call 03/24/23)[a]	115	117,048
4.95%, 03/03/19	155	170,918
Conoco Funding Co.
7.25%, 10/15/31	92	117,644
ConocoPhillips
5.75%, 02/01/19	215	240,469
6.00%, 01/15/20	35	40,134
6.50%, 02/01/39	224	273,746
ConocoPhillips Co.
2.20%, 05/15/20 (Call 04/15/20)	17	16,914
4.30%, 11/15/44 (Call 05/15/44)[a]	46	43,872
EOG Resources Inc.
2.45%, 04/01/20 (Call 03/01/20)	58	58,194
2.63%, 03/15/23 (Call 12/15/22)[a]	81	79,258
3.90%, 04/01/35 (Call 10/01/34)	44	42,486
5.63%, 06/01/19	12	13,422
5.88%, 09/15/17	24	25,890
Exxon Mobil Corp.
0.92%, 03/15/17	92	92,103
1.31%, 03/06/18[a]	138	138,364
2.71%, 03/06/25 (Call 12/06/24)[a]	172	169,303
3.18%, 03/15/24 (Call 12/15/23)	104	106,660
Occidental Petroleum Corp.
1.50%, 02/15/18 (Call 01/15/18)	124	123,609
2.70%, 02/15/23 (Call 11/15/22)	65	63,432
4.63%, 06/15/45 (Call 12/15/44)	46	47,535
Shell International Finance BV
0.90%, 11/15/16	115	115,014
1.13%, 08/21/17[a]	304	303,656
1.90%, 08/10/18	24	24,266
3.25%, 05/11/25	195	194,183
4.13%, 05/11/35	172	171,201
4.55%, 08/12/43	115	117,559

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
6.38%, 12/15/38	$155	$193,649
Suncor Energy Inc.
3.60%, 12/01/24 (Call 09/01/24)	28	27,782
6.50%, 06/15/38	193	230,765
Total Capital Canada Ltd.
2.75%, 07/15/23	104	101,719
Total Capital International SA
1.55%, 06/28/17	229	230,543
2.13%, 01/10/19[a]	24	24,264
2.70%, 01/25/23	94	92,348
3.75%, 04/10/24[a]	115	119,632

		4,946,310
OIL & GAS SERVICES — 0.73%
Baker Hughes Inc.
3.20%, 08/15/21 (Call 05/15/21)	41	40,962
5.13%, 09/15/40	60	60,460
Halliburton Co.
3.25%, 11/15/21 (Call 08/15/21)	75	75,918
3.50%, 08/01/23 (Call 05/01/23)	24	23,916
4.50%, 11/15/41 (Call 05/15/41)[a]	81	76,947
4.75%, 08/01/43 (Call 02/01/43)[a]	46	44,685
7.45%, 09/15/39	41	53,937
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)	115	106,150
3.95%, 12/01/42 (Call 06/01/42)	35	28,075
Schlumberger Investment SA
3.65%, 12/01/23 (Call 09/01/23)	46	47,743

		558,793
PHARMACEUTICALS — 4.71%
Abbott Laboratories
2.00%, 03/15/20	71	70,650
5.30%, 05/27/40	104	118,993
AmerisourceBergen Corp.
3.25%, 03/01/25 (Call 12/01/24)	138	133,116
AstraZeneca PLC
1.95%, 09/18/19	161	160,889
4.00%, 09/18/42	138	133,792
Bristol-Myers Squibb Co.
0.88%, 08/01/17	58	57,736
4.50%, 03/01/44 (Call 09/01/43)[a]	50	53,386
Eli Lilly & Co.
3.70%, 03/01/45 (Call 09/01/44)	58	54,437
5.20%, 03/15/17	58	61,263

Security	Principal (000s)	Value
5.55%, 03/15/37	$18	$21,576
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	58	57,610
5.65%, 05/15/18	29	32,009
6.38%, 05/15/38	128	164,127
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	149	149,870
Johnson & Johnson
1.65%, 12/05/18	58	58,507
4.50%, 12/05/43 (Call 06/05/43)	58	63,953
5.55%, 08/15/17	92	99,559
5.95%, 08/15/37	121	155,716
Merck & Co. Inc.
1.10%, 01/31/18	229	228,289
1.30%, 05/18/18	24	23,976
2.40%, 09/15/22 (Call 06/15/22)	46	45,277
2.80%, 05/18/23	58	57,994
3.70%, 02/10/45 (Call 08/10/44)	143	131,693
4.15%, 05/18/43	104	103,324
Merck Sharp & Dohme Corp.
5.00%, 06/30/19	29	32,147
Novartis Capital Corp.
2.40%, 09/21/22	92	91,527
3.40%, 05/06/24	92	95,790
3.70%, 09/21/42	75	72,272
Novartis Securities Investment Ltd.
5.13%, 02/10/19	166	183,650
Pfizer Inc.
0.90%, 01/15/17	46	45,979
3.00%, 06/15/23[a]	69	69,460
6.20%, 03/15/19[a]	241	273,688
7.20%, 03/15/39	281	385,445
Sanofi
4.00%, 03/29/21	126	135,917

		3,623,617
PIPELINES — 0.54%
TransCanada PipeLines Ltd.
2.50%, 08/01/22	58	54,367
3.80%, 10/01/20	69	72,412
4.63%, 03/01/34 (Call 12/01/33)	86	82,253
6.10%, 06/01/40	115	128,577
6.50%, 08/15/18	24	26,783
7.63%, 01/15/39	41	53,838

		418,230

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
REAL ESTATE INVESTMENT TRUSTS — 0.68%
ERP Operating LP
4.63%, 12/15/21 (Call 09/15/21)	$115	$124,876
Simon Property Group LP
2.20%, 02/01/19 (Call 11/01/18)	46	46,309
3.38%, 03/15/22 (Call 12/15/21)[a]	161	165,248
3.50%, 09/01/25 (Call 06/01/25)	158	158,361
5.65%, 02/01/20 (Call 11/01/19)	24	27,087

		521,881
RETAIL — 4.31%
Costco Wholesale Corp.
1.70%, 12/15/19	115	114,144
1.75%, 02/15/20	58	57,552
Home Depot Inc. (The)
2.00%, 06/15/19 (Call 05/15/19)	58	58,758
2.25%, 09/10/18 (Call 08/10/18)	35	35,864
2.63%, 06/01/22 (Call 05/01/22)	101	101,329
3.75%, 02/15/24 (Call 11/15/23)[a]	92	97,765
4.20%, 04/01/43 (Call 10/01/42)	81	81,259
4.25%, 04/01/46 (Call 10/01/45)	46	46,546
4.88%, 02/15/44 (Call 08/15/43)	12	13,237
5.88%, 12/16/36	235	289,009
Lowe’s Companies Inc.
1.63%, 04/15/17 (Call 03/15/17)	115	115,886
3.12%, 04/15/22 (Call 01/15/22)	58	59,212
3.80%, 11/15/21 (Call 08/15/21)[a]	18	19,186
4.65%, 04/15/42 (Call 10/15/41)[a]	104	109,491
5.00%, 09/15/43 (Call 03/15/43)[a]	24	26,522
6.65%, 09/15/37	52	67,628
McDonald’s Corp.
2.20%, 05/26/20 (Call 04/26/20)	24	23,775
2.63%, 01/15/22	58	56,610
3.25%, 06/10/24	24	23,730
3.70%, 02/15/42	92	76,490
4.60%, 05/26/45 (Call 11/26/44)	46	44,273
5.35%, 03/01/18	18	19,479
Starbucks Corp.
3.85%, 10/01/23 (Call 07/01/23)	46	48,980
Target Corp.
2.90%, 01/15/22	72	73,181
4.00%, 07/01/42[a]	82	79,510
5.38%, 05/01/17	100	106,593
7.00%, 01/15/38	100	137,130

Security	Principal (000s)	Value
Wal-Mart Stores Inc.
1.00%, 04/21/17	$195	$195,375
2.55%, 04/11/23 (Call 01/11/23)	92	91,004
3.30%, 04/22/24 (Call 01/22/24)	92	95,145
4.30%, 04/22/44 (Call 10/22/43)[a]	41	41,603
4.75%, 10/02/43 (Call 04/02/43)	12	12,905
5.63%, 04/15/41	321	385,297
5.80%, 02/15/18	161	177,898
6.50%, 08/15/37	255	332,955

		3,315,321
SEMICONDUCTORS — 1.87%
Applied Materials Inc.
4.30%, 06/15/21	58	62,126
5.85%, 06/15/41	35	37,990
Intel Corp.
1.35%, 12/15/17	229	229,533
3.30%, 10/01/21	143	149,911
3.70%, 07/29/25 (Call 04/29/25)[a]	186	193,538
4.00%, 12/15/32	69	67,490
4.25%, 12/15/42[a]	92	88,835
4.90%, 07/29/45 (Call 01/29/45)	46	47,977
QUALCOMM Inc.
1.40%, 05/18/18[a]	47	46,742
2.25%, 05/20/20[a]	30	29,745
3.00%, 05/20/22	49	48,167
3.45%, 05/20/25 (Call 02/20/25)	172	163,869
4.80%, 05/20/45 (Call 11/20/44)	65	56,106
Texas Instruments Inc.
1.65%, 08/03/19	149	146,758
Xilinx Inc.
2.13%, 03/15/19	69	68,791

		1,437,578
SOFTWARE — 2.97%
Microsoft Corp.
0.88%, 11/15/17[a]	115	114,853
1.63%, 12/06/18	24	24,272
1.85%, 02/12/20 (Call 01/12/20)	58	58,144
3.00%, 10/01/20[a]	92	96,824
3.50%, 02/12/35 (Call 08/12/34)	458	425,079
3.63%, 12/15/23 (Call 09/15/23)	24	25,475
4.88%, 12/15/43 (Call 06/15/43)[a]	46	50,329
5.30%, 02/08/41	64	73,369
Oracle Corp.
1.20%, 10/15/17	126	126,296

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Aaa - A RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
2.25%, 10/08/19[a]	$229	$231,866
2.38%, 01/15/19[a]	138	140,597
3.25%, 05/15/30 (Call 02/15/30)	286	266,981
3.63%, 07/15/23	115	119,495
3.90%, 05/15/35 (Call 11/15/34)	92	87,168
4.30%, 07/08/34 (Call 01/08/34)	172	171,777
4.38%, 05/15/55 (Call 11/15/54)	12	11,180
5.00%, 07/08/19	12	13,292
5.38%, 07/15/40	201	225,441
5.75%, 04/15/18	24	26,511

		2,288,949
TELECOMMUNICATIONS — 1.27%
America Movil SAB de CV
4.38%, 07/16/42[a]	200	184,163
5.63%, 11/15/17	24	25,810
Cisco Systems Inc.
1.10%, 03/03/17	92	92,258
2.13%, 03/01/19	46	46,678
3.63%, 03/04/24[a]	92	96,689
4.45%, 01/15/20	121	132,752
4.95%, 02/15/19	172	189,697
5.50%, 01/15/40	178	209,331

		977,378
TRANSPORTATION — 0.65%
Canadian National Railway Co.
5.55%, 03/01/19	58	64,372
Union Pacific Corp.
4.16%, 07/15/22 (Call 04/15/22)	65	70,673
4.82%, 02/01/44 (Call 08/01/43)	69	76,342
United Parcel Service Inc.
2.45%, 10/01/22	48	47,243
3.13%, 01/15/21	12	12,532
4.88%, 11/15/40 (Call 05/15/40)	81	90,655
5.13%, 04/01/19	115	128,066
6.20%, 01/15/38	7	9,056

		498,939
WATER — 0.15%
American Water Capital Corp.
3.40%, 03/01/25 (Call 12/01/24)	115	115,882

		115,882

TOTAL CORPORATE BONDS & NOTES
(Cost: $75,975,736)		74,656,485

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 12.92%
MONEY MARKET FUNDS — 12.92%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[b,e,f]	7,508	$7,507,574
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[b,e,f]	658	657,688
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[b,e]	1,782	1,782,104

		9,947,366

TOTAL SHORT-TERM INVESTMENTS
(Cost: $9,947,366)		9,947,366

TOTAL INVESTMENTS IN SECURITIES — 109.91%
(Cost: $85,923,102)		84,603,851
Other Assets, Less Liabilities — (9.91)%		(7,628,002)

NET ASSETS — 100.00%		$76,975,849

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	Variable rate security. Rate shown is as of report date.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	61

Schedule of Investments

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.47%

ADVERTISING — 0.46%
Interpublic Group of Companies Inc. (The)
4.20%, 04/15/24	$25	$25,139
Lamar Media Corp.
5.38%, 01/15/24 (Call 01/15/19)	25	25,937
Omnicom Group Inc.
3.63%, 05/01/22	50	50,589
4.45%, 08/15/20	50	53,398
WPP Finance 2010
3.75%, 09/19/24	25	25,034
4.75%, 11/21/21	25	27,020
5.63%, 11/15/43	25	26,029

		233,146
AEROSPACE & DEFENSE — 0.64%
Embraer Netherlands Finance BV
5.05%, 06/15/25	25	23,969
Embraer SA
5.15%, 06/15/22	25	24,969
KLX Inc.
5.88%, 12/01/22 (Call 12/01/17) [a,b]	25	25,516
L-3 Communications Corp.
3.95%, 11/15/16	25	25,567
3.95%, 05/28/24 (Call 02/28/24)	25	23,686
4.95%, 02/15/21 (Call 11/15/20)	25	25,880
5.20%, 10/15/19	50	52,588
Northrop Grumman Corp.
1.75%, 06/01/18	50	49,886
3.50%, 03/15/21	25	25,844
3.85%, 04/15/45 (Call 10/15/44)	25	22,437
4.75%, 06/01/43	25	25,820

		326,162
AGRICULTURE — 1.63%
Altria Group Inc.
2.63%, 01/14/20 (Call 12/14/19)	25	25,152
2.85%, 08/09/22[a]	50	49,236
4.00%, 01/31/24	25	26,195
4.25%, 08/09/42	25	23,045
4.75%, 05/05/21	50	54,631
5.38%, 01/31/44	50	54,092
9.25%, 08/06/19	50	61,910

Security	Principal (000s)	Value
9.95%, 11/10/38	$25	$40,262
10.20%, 02/06/39	25	41,072
Bunge Ltd. Finance Corp.
3.20%, 06/15/17[a]	50	50,761
Reynolds American Inc.
2.30%, 06/12/18[a]	25	25,292
3.25%, 06/12/20	50	51,363
3.25%, 11/01/22	25	24,797
4.00%, 06/12/22	25	26,016
4.45%, 06/12/25 (Call 03/12/25)	75	78,261
4.85%, 09/15/23	25	26,944
5.70%, 08/15/35 (Call 02/15/35)	25	26,954
5.85%, 08/15/45 (Call 02/15/45)	50	55,179
6.15%, 09/15/43	25	28,313
6.75%, 06/15/17	25	27,037
6.88%, 05/01/20[b]	25	29,086

		825,598
APPAREL — 0.11%
Hanesbrands Inc.
6.38%, 12/15/20 (Call 12/15/15)	25	25,906
Levi Strauss & Co.
6.88%, 05/01/22 (Call 05/01/17)	25	27,407

		53,313
AUTO MANUFACTURERS — 1.45%
Ford Motor Co.
4.75%, 01/15/43[a]	50	48,950
7.45%, 07/16/31	75	95,874
General Motors Co.
3.50%, 10/02/18	75	76,165
4.00%, 04/01/25[a]	25	24,515
4.88%, 10/02/23	50	52,591
5.00%, 04/01/35	25	24,273
5.20%, 04/01/45	50	48,966
6.25%, 10/02/43	50	54,635
General Motors Financial Co. Inc.
2.63%, 07/10/17	50	50,111
3.25%, 05/15/18	50	50,498
3.50%, 07/10/19	50	50,922
4.25%, 05/15/23	25	25,319
4.38%, 09/25/21	50	51,457
4.75%, 08/15/17	75	77,880

		732,156

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
AUTO PARTS & EQUIPMENT — 0.45%
BorgWarner Inc.
4.38%, 03/15/45 (Call 09/15/44)	$25	$22,290
Delphi Corp.
4.15%, 03/15/24 (Call 12/15/23)	25	25,255
5.00%, 02/15/23 (Call 02/15/18)	25	26,000
Goodyear Tire & Rubber Co. (The)
6.50%, 03/01/21 (Call 03/01/16)	75	79,687
Johnson Controls Inc.
3.63%, 07/02/24 (Call 04/02/24)	25	24,049
Lear Corp.
5.25%, 01/15/25 (Call 01/15/20)	25	25,500
Magna International Inc.
4.15%, 10/01/25 (Call 07/01/25)	25	25,496

		228,277
BANKS — 8.44%
Bank of America Corp.
4.00%, 01/22/25	75	73,850
4.20%, 08/26/24[a]	125	125,163
4.25%, 10/22/26	100	99,812
6.11%, 01/29/37	100	116,002
Series L
3.95%, 04/21/25	75	73,710
Barclays PLC
4.38%, 09/11/24[a]	200	196,439
BNP Paribas SA
4.25%, 10/15/24	200	199,238
Capital One Financial Corp.
2.45%, 04/24/19 (Call 03/24/19)	150	149,660
3.20%, 02/05/25 (Call 01/05/25)[a]	25	24,119
3.50%, 06/15/23	50	49,433
3.75%, 04/24/24 (Call 03/24/24)	25	25,141
4.75%, 07/15/21	150	163,515
CIT Group Inc.
3.88%, 02/19/19	25	25,375
4.25%, 08/15/17	50	51,125
5.00%, 05/15/17	50	51,525
5.00%, 08/15/22	50	52,688
5.00%, 08/01/23[a]	25	26,188
5.25%, 03/15/18	50	52,438
5.50%, 02/15/19[b]	50	53,062
Citigroup Inc.
3.50%, 05/15/23	50	48,859

Security	Principal (000s)	Value
3.88%, 03/26/25	$50	$48,741
4.05%, 07/30/22	25	25,590
4.40%, 06/10/25	50	50,579
4.45%, 09/29/27	50	49,991
5.30%, 05/06/44	50	52,580
5.50%, 02/15/17	25	26,209
5.50%, 09/13/25	75	81,972
6.63%, 06/15/32	50	59,473
6.68%, 09/13/43	25	31,083
Credit Agricole SA
6.64%, 05/29/49 (Call 05/31/17)[a,b,c]	100	102,500
Credit Suisse/New York NY
5.40%, 01/14/20	75	83,249
6.00%, 02/15/18	50	53,995
Deutsche Bank AG
4.30%, 05/24/28 (Call 05/24/23)[c]	200	191,806
Fifth Third Bancorp
2.30%, 03/01/19 (Call 01/30/19)	25	24,969
3.50%, 03/15/22 (Call 02/15/22)	25	25,422
4.30%, 01/16/24 (Call 12/16/23)	25	25,687
4.50%, 06/01/18	50	53,014
8.25%, 03/01/38	25	35,681
Goldman Sachs Group Inc. (The)
5.15%, 05/22/45	50	49,848
5.63%, 01/15/17[a]	100	104,553
5.95%, 01/15/27	25	28,275
6.45%, 05/01/36	50	58,032
6.75%, 10/01/37	150	180,635
Intesa Sanpaolo SpA
5.02%, 06/26/24[a,b]	200	200,322
KeyCorp
5.10%, 03/24/21	50	55,147
Morgan Stanley
3.95%, 04/23/27[a]	50	48,730
4.10%, 05/22/23	50	50,972
4.35%, 09/08/26	75	75,959
4.88%, 11/01/22	50	53,589
5.00%, 11/24/25	50	53,460
Regions Financial Corp.
2.00%, 05/15/18 (Call 04/15/18)	50	49,827
Royal Bank of Scotland Group PLC
5.13%, 05/28/24	100	102,531
6.00%, 12/19/23	50	54,281

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
6.10%, 06/10/23	$25	$27,195
6.13%, 12/15/22	75	82,246
6.40%, 10/21/19	100	111,774
Santander Holdings USA Inc.
2.65%, 04/17/20 (Call 03/17/20)	50	49,134
State Street Corp.
4.96%, 03/15/18	25	26,589
SunTrust Banks Inc.
2.50%, 05/01/19 (Call 04/01/19)	100	100,759
Wells Fargo Capital X
5.95%, 12/01/86	25	25,250

		4,268,991
BEVERAGES — 0.30%
Constellation Brands Inc.
4.25%, 05/01/23	25	25,594
6.00%, 05/01/22	25	27,937
7.25%, 05/15/17	50	54,125
Molson Coors Brewing Co.
3.50%, 05/01/22[a]	25	24,640
5.00%, 05/01/42	25	21,883

		154,179
BIOTECHNOLOGY — 2.42%
Amgen Inc.
1.25%, 05/22/17	50	49,970
2.20%, 05/22/19 (Call 04/22/19)	50	50,220
2.50%, 11/15/16	75	75,989
3.45%, 10/01/20	25	26,012
3.63%, 05/15/22 (Call 02/15/22)	25	25,671
3.63%, 05/22/24 (Call 02/22/24)	50	50,731
3.88%, 11/15/21 (Call 08/15/21)	50	52,668
4.10%, 06/15/21 (Call 03/15/21)	25	26,652
4.95%, 10/01/41	25	25,036
5.15%, 11/15/41 (Call 05/15/41)	50	51,514
5.38%, 05/15/43 (Call 11/15/42)	50	53,226
5.65%, 06/15/42 (Call 12/15/41)	50	55,175
5.70%, 02/01/19	50	55,594
6.38%, 06/01/37	25	29,543
6.40%, 02/01/39	25	29,816
6.90%, 06/01/38	25	31,424
Biogen Inc.
4.05%, 09/15/25 (Call 06/15/25)	50	50,511
5.20%, 09/15/45 (Call 03/15/45)	50	50,450
6.88%, 03/01/18	50	55,600

Security	Principal (000s)	Value
Celgene Corp.
1.90%, 08/15/17	$50	$50,335
2.88%, 08/15/20	50	50,348
3.25%, 08/15/22	50	49,692
3.55%, 08/15/22	25	25,315
3.88%, 08/15/25 (Call 05/15/25)	75	75,257
3.95%, 10/15/20	50	52,671
4.63%, 05/15/44 (Call 11/15/43)	25	23,802
5.00%, 08/15/45 (Call 02/15/45)	50	50,304

		1,223,526
BUILDING MATERIALS — 0.44%
Building Materials Corp. of America
5.38%, 11/15/24 (Call 11/15/19)[b]	25	25,719
6.00%, 10/15/25 (Call 10/15/20)[b]	25	26,562
CRH America Inc.
8.13%, 07/15/18	50	57,680
Masco Corp.
4.45%, 04/01/25 (Call 01/01/25)	25	25,063
7.13%, 03/15/20	25	29,062
Owens Corning
7.00%, 12/01/36	25	29,059
Vulcan Materials Co.
7.50%, 06/15/21	25	29,625

		222,770
CHEMICALS — 2.71%
Agrium Inc.
3.15%, 10/01/22 (Call 07/01/22)	25	24,239
3.38%, 03/15/25 (Call 12/15/24)[a]	25	23,357
4.90%, 06/01/43 (Call 12/01/42)	50	47,533
Ashland Inc.
4.75%, 08/15/22 (Call 05/15/22)[a]	50	50,027
Blue Cube Spinco Inc.
9.75%, 10/15/23 (Call 10/15/20)[b]	25	26,938
Celanese U.S. Holdings LLC
4.63%, 11/15/22	25	25,094
CF Industries Inc.
4.95%, 06/01/43	25	23,092
5.15%, 03/15/34	25	24,447
5.38%, 03/15/44	25	24,588
7.13%, 05/01/20	50	58,009
Dow Chemical Co. (The)
3.50%, 10/01/24 (Call 07/01/24)[a]	50	48,942
4.13%, 11/15/21 (Call 08/15/21)	50	52,378

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
4.25%, 11/15/20 (Call 08/15/20)	$50	$53,072
4.38%, 11/15/42 (Call 05/15/42)	25	22,390
5.25%, 11/15/41 (Call 05/15/41)	25	24,859
7.38%, 11/01/29	50	63,302
8.55%, 05/15/19	75	90,224
9.40%, 05/15/39	25	36,519
Eagle Spinco Inc.
4.63%, 02/15/21 (Call 02/15/18)	25	24,344
Eastman Chemical Co.
2.40%, 06/01/17	50	50,475
2.70%, 01/15/20 (Call 12/15/19)	35	34,836
3.80%, 03/15/25 (Call 12/15/24)[a]	50	49,603
4.65%, 10/15/44 (Call 04/15/44)	25	23,343
Ecolab Inc.
1.45%, 12/08/17	25	24,903
3.00%, 12/08/16	50	50,961
4.35%, 12/08/21	25	26,842
5.50%, 12/08/41	25	27,827
LYB International Finance BV
4.00%, 07/15/23	50	50,689
4.88%, 03/15/44 (Call 09/15/43)	25	24,015
5.25%, 07/15/43	25	25,144
LyondellBasell Industries NV
4.63%, 02/26/55 (Call 08/26/54)	25	21,671
5.00%, 04/15/19 (Call 01/15/19)	100	107,440
Mosaic Co. (The)
4.25%, 11/15/23 (Call 08/15/23)[a]	25	25,163
5.63%, 11/15/43 (Call 05/15/43)	25	25,656
PolyOne Corp.
5.25%, 03/15/23	25	25,063
Rayonier AM Products Inc.
5.50%, 06/01/24 (Call 06/01/19)[b]	10	7,900
WR Grace & Co.-Conn
5.13%, 10/01/21[b]	25	26,000

		1,370,885
COMMERCIAL SERVICES — 0.93%
ADT Corp. (The)
2.25%, 07/15/17	25	24,875
3.50%, 07/15/22[a]	25	23,438
4.13%, 06/15/23[a]	25	24,062
4.88%, 07/15/42	25	19,125
6.25%, 10/15/21[a]	25	27,000

Security	Principal (000s)	Value
McGraw Hill Financial Inc.
4.00%, 06/15/25 (Call 03/15/25)[b]	$50	$48,820
Moody’s Corp.
5.50%, 09/01/20	50	55,659
Synchrony Financial
3.00%, 08/15/19 (Call 07/15/19)	25	25,202
3.75%, 08/15/21 (Call 06/15/21)	25	25,229
4.25%, 08/15/24 (Call 05/15/24)	75	74,716
Total System Services Inc.
2.38%, 06/01/18	25	24,947
3.75%, 06/01/23 (Call 03/01/23)	25	24,511
United Rentals North America Inc.
4.63%, 07/15/23 (Call 07/15/18)	50	50,218
Verisk Analytics Inc.
4.00%, 06/15/25 (Call 03/15/25)	25	24,701

		472,503
COMPUTERS — 1.29%
Computer Sciences Corp.
6.50%, 03/15/18	50	54,528
Dell Inc.
5.88%, 06/15/19	25	25,871
Hewlett Packard Enterprise Co.
2.45%, 10/05/17[b]	50	50,161
2.85%, 10/05/18[b]	50	50,097
3.60%, 10/15/20 (Call 09/15/20)[b]	50	50,315
4.40%, 10/15/22 (Call 08/15/22)[b]	25	25,131
4.90%, 10/15/25 (Call 07/15/25)[b]	50	49,411
6.20%, 10/15/35 (Call 04/15/35)[b]	25	24,467
6.35%, 10/15/45 (Call 04/15/45)[b]	25	24,282
Hewlett-Packard Co.
3.75%, 12/01/20	9	9,159
4.30%, 06/01/21	25	25,663
4.65%, 12/09/21	50	51,776
6.00%, 09/15/41	25	24,016
IHS Inc.
5.00%, 11/01/22 (Call 08/01/22)	25	25,250
NCR Corp.
4.63%, 02/15/21 (Call 02/15/17)	25	24,688
6.38%, 12/15/23 (Call 12/15/18)	25	25,750
NetApp Inc.
3.38%, 06/15/21 (Call 04/15/21)	25	24,505
Seagate HDD Cayman
3.75%, 11/15/18	25	25,329

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
4.75%, 01/01/25	$25	$22,490
5.75%, 12/01/34 (Call 06/01/34)[b]	50	42,355

		655,244
COSMETICS & PERSONAL CARE — 0.04%
Avon Products Inc.
6.75%, 03/15/23	25	18,094

		18,094
DISTRIBUTION & WHOLESALE — 0.10%
Ingram Micro Inc.
4.95%, 12/15/24 (Call 09/15/24)	25	25,537
LKQ Corp.
4.75%, 05/15/23 (Call 05/15/18)	25	24,563

		50,100
DIVERSIFIED FINANCIAL SERVICES — 5.35%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
4.50%, 05/15/21	150	154,125
Air Lease Corp.
3.38%, 01/15/19 (Call 12/15/18)[a]	50	50,601
4.25%, 09/15/24 (Call 06/15/24)	25	24,454
5.63%, 04/01/17	50	52,240
Aircastle Ltd.
5.50%, 02/15/22	25	26,437
6.25%, 12/01/19	25	27,312
Ally Financial Inc.
2.75%, 01/30/17	25	25,125
3.25%, 02/13/18	25	25,125
3.75%, 11/18/19	25	25,325
4.13%, 03/30/20[a]	25	25,813
4.13%, 02/13/22	25	25,297
4.75%, 09/10/18	50	52,000
5.13%, 09/30/24	25	26,343
5.50%, 02/15/17	50	51,875
6.25%, 12/01/17	25	26,687
8.00%, 03/15/20	25	29,562
8.00%, 11/01/31	75	90,937
Discover Financial Services
3.75%, 03/04/25 (Call 12/04/24)	25	24,380
3.85%, 11/21/22	25	24,769
Ford Motor Credit Co. LLC
2.15%, 01/09/18	200	199,380
4.25%, 09/20/22	200	209,083
5.00%, 05/15/18	200	212,273

Security	Principal (000s)	Value
8.00%, 12/15/16	$100	$106,984
8.13%, 01/15/20	100	119,802
Goldman Sachs Capital I
6.35%, 02/15/34	25	29,196
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
3.50%, 03/15/17 (Call 02/15/17)	50	50,585
4.88%, 03/15/19 (Call 07/15/16)	50	51,140
5.88%, 02/01/22 (Call 08/01/17)[a]	25	25,750
6.00%, 08/01/20 (Call 02/01/17)	50	52,187
International Lease Finance Corp.
3.88%, 04/15/18	25	25,375
5.88%, 04/01/19	20	21,459
5.88%, 08/15/22	25	27,250
6.25%, 05/15/19	50	54,375
7.13%, 09/01/18[b]	50	55,375
8.75%, 03/15/17	50	53,937
Jefferies Group LLC
5.13%, 04/13/18	25	26,221
5.13%, 01/20/23	25	24,736
6.25%, 01/15/36	25	23,395
8.50%, 07/15/19	25	29,384
Lazard Group LLC
6.85%, 06/15/17	9	9,647
Legg Mason Inc.
5.63%, 01/15/44	10	10,338
Nasdaq Inc.
4.25%, 06/01/24 (Call 03/01/24)	25	25,348
Navient Corp.
4.88%, 06/17/19[a]	25	24,188
5.50%, 01/15/19	50	49,687
5.50%, 01/25/23	25	22,531
5.63%, 08/01/33	25	18,313
5.88%, 03/25/21	25	23,656
5.88%, 10/25/24	25	22,313
6.00%, 01/25/17	50	51,310
7.25%, 01/25/22	25	24,625
8.00%, 03/25/20	25	26,500
8.45%, 06/15/18	75	80,437
Nomura Holdings Inc.
2.75%, 03/19/19	25	25,227
6.70%, 03/04/20	50	57,988
Quicken Loans Inc.
5.75%, 05/01/25 (Call 05/01/20)[a,b]	25	24,813

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Synchrony Financial
2.70%, 02/03/20 (Call 01/03/20)	$25	$24,615

		2,707,830
ELECTRIC — 2.94%
AES Corp./VA
5.50%, 03/15/24 (Call 03/15/19)	25	23,625
5.50%, 04/15/25 (Call 04/15/20)	25	23,250
7.38%, 07/01/21 (Call 06/01/21)[a]	25	26,625
American Electric Power Co. Inc.
1.65%, 12/15/17 (Call 11/15/17)	25	24,928
Appalachian Power Co.
7.00%, 04/01/38	25	31,933
Berkshire Hathaway Energy Co.
3.75%, 11/15/23 (Call 08/15/23)	25	25,852
4.50%, 02/01/45 (Call 08/01/44)	25	25,039
5.15%, 11/15/43 (Call 05/15/43)	25	27,383
6.13%, 04/01/36	50	59,950
6.50%, 09/15/37	25	31,266
Calpine Corp.
6.00%, 01/15/22 (Call 11/01/16)[b]	25	26,275
7.88%, 01/15/23 (Call 01/15/17)[b]	25	26,844
Dominion Resources Inc./VA
2.50%, 12/01/19 (Call 11/01/19)	25	25,002
3.63%, 12/01/24 (Call 09/01/24)	50	49,782
5.20%, 08/15/19	50	54,720
5.75%, 10/01/54 (Call 10/01/24)[c]	25	25,750
Series B
5.95%, 06/15/35	25	28,489
DPL Inc.
7.25%, 10/15/21 (Call 07/15/21)	25	25,094
Duke Energy Corp.
2.10%, 06/15/18 (Call 05/15/18)	50	50,569
3.05%, 08/15/22 (Call 05/15/22)	25	24,845
Entergy Texas Inc.
7.13%, 02/01/19	50	57,429
Exelon Corp.
2.85%, 06/15/20 (Call 05/15/20)	25	25,033
3.95%, 06/15/25 (Call 03/15/25)	25	25,192
5.10%, 06/15/45 (Call 12/15/44)	25	25,613
5.63%, 06/15/35	25	27,135
Exelon Generation Co. LLC
2.95%, 01/15/20 (Call 12/15/19)	50	50,002
4.00%, 10/01/20 (Call 07/01/20)	25	25,984

Security	Principal (000s)	Value
5.60%, 06/15/42 (Call 12/15/41)	$25	$24,692
6.20%, 10/01/17	25	26,896
6.25%, 10/01/39	25	26,478
FirstEnergy Corp.
Series A
2.75%, 03/15/18 (Call 02/15/18)	50	50,104
Series B
4.25%, 03/15/23 (Call 12/15/22)	25	25,269
Series C
7.38%, 11/15/31	25	29,833
FirstEnergy Transmission LLC
4.35%, 01/15/25 (Call 10/15/24)[b]	25	25,561
Iberdrola International BV
6.75%, 07/15/36	25	30,638
NextEra Energy Capital Holdings Inc.
6.00%, 03/01/19	50	55,395
NiSource Finance Corp.
5.25%, 02/15/43 (Call 08/15/42)	25	27,202
5.65%, 02/01/45 (Call 08/01/44)[a]	25	28,636
6.13%, 03/01/22	25	28,926
NRG Yield Operating LLC
5.38%, 08/15/24 (Call 08/15/19)	25	22,875
Oncor Electric Delivery Co. LLC
5.30%, 06/01/42 (Call 12/01/41)	25	27,280
6.80%, 09/01/18	25	28,163
PPL Capital Funding Inc.
3.40%, 06/01/23 (Call 03/01/23)[a]	25	25,111
Progress Energy Inc.
4.40%, 01/15/21 (Call 10/15/20)	25	26,781
6.00%, 12/01/39	25	29,981
Southern Power Co.
5.15%, 09/15/41	25	24,578
WEC Energy Group Inc.
6.25%, 05/15/67 (Call 05/15/17)[c]	25	20,875
Xcel Energy Inc.
4.70%, 05/15/20 (Call 11/15/19)	25	26,982

		1,485,865
ELECTRICAL COMPONENTS & EQUIPMENT — 0.15%
Edgewell Personal Care Co.
4.70%, 05/19/21	25	25,770
4.70%, 05/24/22	25	25,600
Energizer Holdings Inc.
5.50%, 06/15/25 (Call 06/15/20)[a,b]	25	25,500

		76,870

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
ELECTRONICS — 0.80%
Agilent Technologies Inc.
5.00%, 07/15/20	$25	$26,817
Amphenol Corp.
2.55%, 01/30/19 (Call 12/30/18)	50	50,366
Flextronics International Ltd.
4.63%, 02/15/20	50	52,000
Jabil Circuit Inc.
4.70%, 09/15/22	25	24,625
Keysight Technologies Inc.
3.30%, 10/30/19 (Call 09/30/19)[b]	25	24,752
4.55%, 10/30/24 (Call 07/30/24)[b]	25	24,190
Thermo Fisher Scientific Inc.
1.85%, 01/15/18	50	50,064
2.40%, 02/01/19	25	25,141
3.15%, 01/15/23 (Call 10/15/22)	25	24,600
3.60%, 08/15/21 (Call 05/15/21)	50	51,345
4.15%, 02/01/24 (Call 11/01/23)	25	26,034
4.50%, 03/01/21	25	26,875

		406,809
ENGINEERING & CONSTRUCTION — 0.10%
AECOM Co.
0.00%, 10/15/24	25	26,498
5.75%, 10/15/22	25	25,114

		51,612
ENTERTAINMENT — 0.26%
GLP Capital LP/GLP Financing II Inc.
4.88%, 11/01/20 (Call 08/01/20)[a]	25	25,750
5.38%, 11/01/23 (Call 08/01/23)	25	25,240
Pinnacle Entertainment Inc.
6.38%, 08/01/21 (Call 08/01/16)	50	53,250
Scientific Games International Inc.
7.00%, 01/01/22 (Call 01/01/18)[b]	25	25,125

		129,365
ENVIRONMENTAL CONTROL — 0.57%
Clean Harbors Inc.
5.13%, 06/01/21 (Call 12/01/16)	25	25,663
5.25%, 08/01/20 (Call 08/01/16)	25	26,000
Republic Services Inc.
3.20%, 03/15/25 (Call 12/15/24)	25	24,402
3.55%, 06/01/22 (Call 03/01/22)[a]	25	25,669
3.80%, 05/15/18	50	52,330

Security	Principal (000s)	Value
5.25%, 11/15/21	$25	$27,898
6.20%, 03/01/40	25	29,470
Waste Management Inc.
2.90%, 09/15/22 (Call 06/15/22)	25	24,736
4.10%, 03/01/45 (Call 09/01/44)	25	23,225
4.75%, 06/30/20	25	27,382

		286,775
FOOD — 3.08%
Ahold Finance USA LLC
6.88%, 05/01/29	25	29,968
ConAgra Foods Inc.
1.90%, 01/25/18[a]	35	34,704
3.20%, 01/25/23 (Call 10/25/22)	25	23,827
4.65%, 01/25/43 (Call 07/25/42)	25	22,372
Dean Foods Co.
6.50%, 03/15/23 (Call 03/15/18)[b]	25	26,375
Delhaize Group
5.70%, 10/01/40	25	26,409
General Mills Inc.
2.20%, 10/21/19	25	24,983
5.40%, 06/15/40	25	27,770
5.65%, 02/15/19	25	27,748
5.70%, 02/15/17	50	52,677
JBS USA LLC/JBS USA Finance Inc.
5.75%, 06/15/25 (Call 06/15/20)[b]	25	24,187
5.88%, 07/15/24 (Call 07/15/19)[a,b]	25	24,500
7.25%, 06/01/21 (Call 11/30/15)[a,b]	25	26,156
8.25%, 02/01/20 (Call 11/30/15)[a,b]	25	26,187
JM Smucker Co. (The)
3.50%, 10/15/21	25	25,652
3.50%, 03/15/25	25	25,096
4.25%, 03/15/35	50	48,773
Kellogg Co.
4.00%, 12/15/20	50	52,921
Series B
7.45%, 04/01/31	25	31,715
Kraft Foods Group Inc.
2.25%, 06/05/17	25	25,299
3.50%, 06/06/22	100	101,760
5.00%, 06/04/42	50	51,339

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
5.38%, 02/10/20	$50	$55,432
6.13%, 08/23/18	50	55,478
6.50%, 02/09/40[a]	50	59,365
6.88%, 01/26/39	25	30,841
Kraft Heinz Foods Co.
1.60%, 06/30/17[b]	50	50,091
3.50%, 07/15/22 (Call 05/15/22)[b]	25	25,424
5.00%, 07/15/35 (Call 01/15/35)[b]	50	52,268
Kroger Co. (The)
2.95%, 11/01/21 (Call 10/01/21)	25	24,975
3.40%, 04/15/22 (Call 01/15/22)	25	25,334
4.00%, 02/01/24 (Call 11/01/23)	25	25,863
6.15%, 01/15/20	50	57,094
Mondelez International Inc.
2.25%, 02/01/19 (Call 01/01/19)	25	25,100
4.00%, 02/01/24 (Call 11/01/23)	100	103,805
Tesco PLC
5.50%, 11/15/17[b]	100	105,737
Tyson Foods Inc.
2.65%, 08/15/19 (Call 07/15/19)	25	25,116
4.50%, 06/15/22 (Call 03/15/22)	25	26,635
4.88%, 08/15/34 (Call 02/15/34)	25	25,501
5.15%, 08/15/44 (Call 02/15/44)	25	26,186

		1,560,663
FOREST PRODUCTS & PAPER — 0.44%
Fibria Overseas Finance Ltd.
5.25%, 05/12/24	25	24,719
Georgia-Pacific LLC
7.75%, 11/15/29	25	32,981
International Paper Co.
3.65%, 06/15/24 (Call 03/15/24)	50	49,482
4.80%, 06/15/44 (Call 12/15/43)	25	23,203
5.00%, 09/15/35 (Call 03/15/35)	25	25,030
5.15%, 05/15/46 (Call 11/15/45)	25	24,435
7.30%, 11/15/39	25	29,683
Resolute Forest Products Inc.
5.88%, 05/15/23 (Call 05/15/17)	15	11,175

		220,708
GAS — 0.38%
AGL Capital Corp.
5.88%, 03/15/41 (Call 09/15/40)	25	28,520
National Fuel Gas Co.
4.90%, 12/01/21 (Call 09/01/21)	25	26,229

Security	Principal (000s)	Value
Sempra Energy
2.30%, 04/01/17	$25	$25,223
2.40%, 03/15/20 (Call 02/15/20)	25	24,725
4.05%, 12/01/23 (Call 09/01/23)	25	26,020
6.00%, 10/15/39	25	29,086
9.80%, 02/15/19	25	30,639

		190,442
HEALTH CARE – PRODUCTS — 1.27%
Becton Dickinson and Co.
1.80%, 12/15/17	100	100,418
3.73%, 12/15/24 (Call 09/15/24)	50	51,072
4.69%, 12/15/44 (Call 06/15/44)	50	50,751
6.38%, 08/01/19	50	56,953
Boston Scientific Corp.
2.65%, 10/01/18	25	25,287
3.38%, 05/15/22	50	50,013
6.00%, 01/15/20	25	27,975
Life Technologies Corp.
6.00%, 03/01/20	25	28,222
Zimmer Biomet Holdings Inc.
2.00%, 04/01/18	50	49,929
2.70%, 04/01/20 (Call 03/01/20)	75	74,880
3.55%, 04/01/25 (Call 01/01/25)	75	73,809
4.45%, 08/15/45 (Call 02/15/45)	25	23,469
5.75%, 11/30/39	25	27,459

		640,237
HEALTH CARE – SERVICES — 2.64%
Anthem Inc.
1.88%, 01/15/18	50	49,983
2.25%, 08/15/19	50	49,517
3.30%, 01/15/23	50	49,519
3.50%, 08/15/24 (Call 05/15/24)	25	24,809
3.70%, 08/15/21 (Call 05/15/21)	25	25,734
4.63%, 05/15/42	25	24,494
4.65%, 01/15/43	25	24,582
4.65%, 08/15/44 (Call 02/15/44)	25	24,532
5.85%, 01/15/36	25	27,647
CHS/Community Health Systems Inc.
5.13%, 08/15/18 (Call 11/30/15)	50	50,937
5.13%, 08/01/21 (Call 02/01/17)	25	25,812
Cigna Corp.
3.25%, 04/15/25 (Call 01/15/25)	50	48,406
4.00%, 02/15/22 (Call 11/15/21)	25	25,991

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
5.38%, 02/15/42 (Call 08/15/41)	$25	$27,347
Fresenius Medical Care U.S. Finance II Inc.
5.63%, 07/31/19[b]	50	54,375
5.88%, 01/31/22[b]	25	27,250
HCA Inc.
3.75%, 03/15/19	50	50,875
4.25%, 10/15/19	25	25,749
4.75%, 05/01/23	25	25,625
5.00%, 03/15/24	50	51,500
5.25%, 04/15/25	25	25,875
5.88%, 03/15/22	50	55,000
6.50%, 02/15/20	75	83,906
Humana Inc.
3.15%, 12/01/22 (Call 09/01/22)	25	24,529
3.85%, 10/01/24 (Call 07/01/24)	25	25,273
4.95%, 10/01/44 (Call 04/01/44)	25	25,422
Laboratory Corp. of America Holdings
2.20%, 08/23/17	25	25,116
2.63%, 02/01/20	30	29,828
3.20%, 02/01/22	25	24,595
3.60%, 02/01/25 (Call 11/01/24)	25	24,324
4.70%, 02/01/45 (Call 08/01/44)	25	22,990
LifePoint Health Inc.
5.50%, 12/01/21 (Call 12/01/16)	50	50,750
Quest Diagnostics Inc.
3.50%, 03/30/25 (Call 12/30/24)	25	24,119
Tenet Healthcare Corp.
4.38%, 10/01/21	25	24,938
4.50%, 04/01/21	25	25,000
4.75%, 06/01/20	25	25,375
6.00%, 10/01/20	25	27,000
6.25%, 11/01/18	50	53,250
WellCare Health Plans Inc.
5.75%, 11/15/20 (Call 11/15/16)	25	26,125

		1,338,099
HOLDING COMPANIES – DIVERSIFIED — 0.25%
Ares Capital Corp.
3.88%, 01/15/20 (Call 12/15/19)	25	25,580
4.88%, 11/30/18	25	25,928
Brixmor Operating Partnership LP
3.85%, 02/01/25 (Call 11/01/24)[a]	25	24,238
HRG Group Inc.
7.88%, 07/15/19 (Call 01/15/16)	25	26,531

Security	Principal (000s)	Value
Leucadia National Corp.
5.50%, 10/18/23 (Call 01/18/23)	$25	$24,759

		127,036
HOME BUILDERS — 0.25%
DR Horton Inc.
3.75%, 03/01/19 (Call 12/01/18)[a]	25	25,688
K. Hovnanian Enterprises Inc.
7.25%, 10/15/20 (Call 11/30/15)[b]	25	23,500
Lennar Corp.
4.50%, 06/15/19 (Call 04/16/19)	25	25,937
4.75%, 11/15/22 (Call 08/15/22)	25	25,000
4.75%, 05/30/25 (Call 02/28/25)	25	24,750

		124,875
HOUSEHOLD PRODUCTS & WARES — 0.15%
ACCO Brands Corp.
6.75%, 04/30/20 (Call 04/30/17)[a]	25	26,625
Clorox Co. (The)
3.05%, 09/15/22 (Call 06/15/22)[a]	25	24,767
Tupperware Brands Corp.
4.75%, 06/01/21 (Call 03/01/21)	25	25,993

		77,385
HOUSEWARES — 0.05%
Newell Rubbermaid Inc.
4.00%, 12/01/24 (Call 09/01/24)	25	25,108

		25,108
INSURANCE — 2.72%
Allstate Corp. (The)
5.75%, 08/15/53 (Call 08/15/23)[c]	50	51,250
American International Group Inc.
2.30%, 07/16/19 (Call 06/16/19)	50	50,055
3.38%, 08/15/20	50	51,920
3.88%, 01/15/35 (Call 07/15/34)	50	46,557
4.13%, 02/15/24	25	26,388
4.38%, 01/15/55 (Call 07/15/54)	25	22,965
4.50%, 07/16/44 (Call 01/16/44)	25	24,447
4.88%, 06/01/22	50	55,243
6.25%, 05/01/36	100	120,404
Aon Corp.
5.00%, 09/30/20	25	27,486
Aon PLC
3.50%, 06/14/24 (Call 03/14/24)	25	24,540
4.75%, 05/15/45 (Call 11/15/44)	25	24,648

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Assured Guaranty U.S. Holdings Inc.
5.00%, 07/01/24	$25	$25,976
AXA SA
8.60%, 12/15/30	25	34,125
Brown & Brown Inc.
4.20%, 09/15/24 (Call 06/15/24)	25	24,905
CNA Financial Corp.
5.88%, 08/15/20	25	28,137
CNO Financial Group Inc.
5.25%, 05/30/25 (Call 02/28/25)	25	26,562
Genworth Holdings Inc.
7.63%, 09/24/21	25	23,320
Hartford Financial Services Group Inc. (The)
5.50%, 03/30/20	25	27,929
8.13%, 06/15/68 (Call 06/15/18)[c]	25	27,875
Liberty Mutual Group Inc.
7.80%, 03/07/87[b]	25	29,312
Lincoln National Corp.
7.00%, 06/15/40	25	32,076
MetLife Inc.
6.40%, 12/15/66 (Call 12/15/31)	25	27,250
10.75%, 08/01/69 (Call 08/01/34)	25	39,125
Principal Financial Group Inc.
6.05%, 10/15/36	25	28,955
Prudential Financial Inc.
3.50%, 05/15/24	25	25,366
4.60%, 05/15/44	25	25,239
5.20%, 03/15/44 (Call 03/15/24)[c]	25	24,875
5.38%, 06/21/20	25	28,049
5.38%, 05/15/45 (Call 05/15/25)[a],c	25	25,063
5.63%, 06/15/43 (Call 06/15/23)[a],c	25	25,875
5.70%, 12/14/36[a]	25	28,360
5.88%, 09/15/42 (Call 09/15/22)[c]	50	53,000
7.38%, 06/15/19	50	58,506
Series D
6.63%, 12/01/37	25	31,209
Voya Financial Inc.
2.90%, 02/15/18	25	25,478
5.50%, 07/15/22	25	28,281
5.65%, 05/15/53 (Call 05/15/23)[c]	25	25,312
Willis Group Holdings PLC
5.75%, 03/15/21	25	27,773
XLIT Ltd.
4.45%, 03/31/25	25	25,073

Security	Principal (000s)	Value
6.50%, 10/29/49 (Call 04/15/17)[c]	$25	$19,938

		1,378,847
INTERNET — 0.84%
Amazon.com Inc.
2.50%, 11/29/22 (Call 08/29/22)	50	48,661
2.60%, 12/05/19 (Call 11/05/19)	50	51,038
3.30%, 12/05/21 (Call 10/05/21)[a]	25	25,847
4.80%, 12/05/34 (Call 06/05/34)	50	52,585
4.95%, 12/05/44 (Call 06/05/44)	25	26,424
eBay Inc.
2.88%, 08/01/21 (Call 06/01/21)[a]	50	48,847
3.45%, 08/01/24 (Call 05/01/24)	50	47,552
Expedia Inc.
4.50%, 08/15/24 (Call 05/15/24)	25	24,924
IAC/InterActiveCorp
4.75%, 12/15/22 (Call 12/15/17)	25	23,500
Symantec Corp.
4.20%, 09/15/20	50	51,967
VeriSign Inc.
4.63%, 05/01/23 (Call 05/01/18)	25	25,045

		426,390
IRON & STEEL — 1.62%
Allegheny Technologies Inc.
7.38%, 08/15/23 (Call 05/15/23)	25	21,250
ArcelorMittal
5.13%, 06/01/20[a]	25	24,023
5.25%, 02/25/17	50	50,375
6.00%, 08/05/20	25	23,797
6.13%, 06/01/18	50	50,125
6.25%, 03/01/21[a]	25	23,609
7.00%, 02/25/22	25	23,688
7.50%, 03/01/41	25	21,134
7.75%, 10/15/39[a]	50	42,625
10.60%, 06/01/19	50	55,250
Cliffs Natural Resources Inc.
8.25%, 03/31/20 (Call 03/31/18)[b]	25	22,375
Commercial Metals Co.
7.35%, 08/15/18[a]	25	26,844
Nucor Corp.
4.00%, 08/01/23 (Call 05/01/23)	50	50,479
6.40%, 12/01/37	25	28,947
Reliance Steel & Aluminum Co.
4.50%, 04/15/23 (Call 01/15/23)	25	24,002

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Steel Dynamics Inc.
5.13%, 10/01/21 (Call 10/01/17)	$25	$24,812
U.S. Steel Corp.
7.38%, 04/01/20[a]	25	18,625
Vale Overseas Ltd.
4.38%, 01/11/22[a]	50	45,719
4.63%, 09/15/20[a]	25	24,211
5.63%, 09/15/19[a]	25	25,351
6.25%, 01/23/17	50	51,125
6.88%, 11/21/36	50	40,843
6.88%, 11/10/39	50	40,359
8.25%, 01/17/34	25	23,888
Vale SA
5.63%, 09/11/42	50	35,531

		818,987
LEISURE TIME — 0.10%
Carnival Corp.
3.95%, 10/15/20	25	26,064
Royal Caribbean Cruises Ltd.
5.25%, 11/15/22	25	26,625

		52,689
LODGING — 0.24%
Marriott International Inc./MD
3.00%, 03/01/19 (Call 12/01/18)	25	25,504
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.25%, 05/30/23 (Call 02/28/23)[b]	25	22,250
5.38%, 03/15/22 (Call 03/15/17)[a]	25	24,750
5.50%, 03/01/25 (Call 12/01/24)[a,b]	50	46,928

		119,432
MACHINERY — 0.46%
Case New Holland Industrial Inc.
7.88%, 12/01/17	75	81,094
CNH Industrial Capital LLC
3.25%, 02/01/17	50	50,127
3.88%, 07/16/18[b]	25	25,062
Flowserve Corp.
3.50%, 09/15/22 (Call 06/15/22)	25	24,577
Roper Technologies Inc.
3.13%, 11/15/22 (Call 08/15/22)	50	49,295

		230,155

Security	Principal (000s)	Value
MANUFACTURING — 0.50%
Amsted Industries Inc.
5.00%, 03/15/22 (Call 03/15/18)[b]	$25	$25,250
Eaton Corp.
1.50%, 11/02/17	50	50,012
2.75%, 11/02/22	25	24,404
4.00%, 11/02/32	25	24,044
4.15%, 11/02/42	25	23,234
Ingersoll-Rand Global Holding Co. Ltd.
4.25%, 06/15/23	25	25,869
5.75%, 06/15/43	25	27,353
SPX FLOW Inc.
6.88%, 09/01/17[a]	50	53,000

		253,166
MEDIA — 8.51%
21st Century Fox America Inc.
3.70%, 09/15/24 (Call 06/15/24)[a]	25	25,181
4.50%, 02/15/21	50	53,848
4.75%, 09/15/44 (Call 03/15/44)	25	25,038
6.15%, 03/01/37	25	28,600
6.15%, 02/15/41	25	29,139
6.20%, 12/15/34	25	29,037
6.40%, 12/15/35	25	29,442
6.65%, 11/15/37	50	60,639
7.75%, 12/01/45	25	34,448
CBS Corp.
2.30%, 08/15/19 (Call 07/15/19)	25	24,804
3.38%, 03/01/22 (Call 12/01/21)	25	24,751
3.50%, 01/15/25 (Call 10/15/24)[a]	25	24,079
4.60%, 01/15/45 (Call 07/15/44)	25	22,447
4.90%, 08/15/44 (Call 02/15/44)[a]	25	23,390
5.75%, 04/15/20	25	28,048
7.88%, 07/30/30	25	32,894
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 02/15/23 (Call 02/15/18)[a]	25	25,063
5.13%, 05/01/23 (Call 05/01/18)[b]	50	50,125
5.25%, 09/30/22 (Call 09/30/17)	50	50,645
5.38%, 05/01/25 (Call 05/01/20)[a,b]	50	49,500
6.50%, 04/30/21 (Call 11/30/15)	75	78,703
7.00%, 01/15/19 (Call 11/30/15)	15	15,413
7.38%, 06/01/20 (Call 12/01/15)	25	25,938

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
CCO Safari II LLC
3.58%, 07/23/20 (Call 06/23/20)[b]	$35	$35,164
4.91%, 07/23/25 (Call 04/23/25)[b]	100	101,792
6.38%, 10/23/35 (Call 04/23/35)[b]	100	102,864
6.48%, 10/23/45 (Call 04/23/45)[b]	100	103,133
CSC Holdings LLC
5.25%, 06/01/24	25	21,987
6.75%, 11/15/21	50	48,525
7.63%, 07/15/18	25	26,531
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
1.75%, 01/15/18	25	24,951
2.40%, 03/15/17	25	25,325
3.80%, 03/15/22	50	50,930
3.95%, 01/15/25 (Call 10/15/24)	25	24,843
4.45%, 04/01/24 (Call 01/01/24)	50	51,726
4.60%, 02/15/21 (Call 11/15/20)	25	26,775
5.00%, 03/01/21	50	54,460
5.20%, 03/15/20	25	27,379
5.88%, 10/01/19	25	27,962
6.00%, 08/15/40 (Call 05/15/40)	75	78,050
6.38%, 03/01/41	25	27,139
Discovery Communications LLC
3.30%, 05/15/22	25	24,535
4.38%, 06/15/21	25	26,083
4.88%, 04/01/43	25	22,187
5.05%, 06/01/20	25	27,103
5.63%, 08/15/19	25	27,457
6.35%, 06/01/40	25	26,652
DISH DBS Corp.
4.63%, 07/15/17	25	25,688
5.00%, 03/15/23	50	46,250
5.13%, 05/01/20	25	24,906
5.88%, 07/15/22	50	49,000
5.88%, 11/15/24	50	47,825
6.75%, 06/01/21	50	51,625
7.88%, 09/01/19	75	82,297
Grupo Televisa SAB
6.63%, 01/15/40	25	27,524
Historic TW Inc.
6.63%, 05/15/29	25	31,060
6.88%, 06/15/18	50	56,277
Liberty Interactive LLC
8.25%, 02/01/30	25	25,750

Security	Principal (000s)	Value
RELX Capital Inc.
3.13%, 10/15/22 (Call 07/15/22)	$25	$24,348
Scripps Networks Interactive Inc.
2.70%, 12/15/16	50	50,615
2.80%, 06/15/20 (Call 05/15/20)	50	48,792
Sirius XM Radio Inc.
5.88%, 10/01/20 (Call 10/01/16)[b]	50	53,150
6.00%, 07/15/24 (Call 07/15/19)[b]	100	105,580
TEGNA Inc.
5.13%, 10/15/19 (Call 10/15/16)	25	26,062
5.13%, 07/15/20 (Call 07/15/16)	25	26,062
6.38%, 10/15/23 (Call 10/15/18)	25	27,000
Thomson Reuters Corp.
4.30%, 11/23/23 (Call 08/23/23)	25	25,836
5.85%, 04/15/40	25	26,552
6.50%, 07/15/18	25	27,884
Time Warner Cable Inc.
4.00%, 09/01/21 (Call 06/01/21)	50	50,704
4.50%, 09/15/42 (Call 03/15/42)	50	40,390
5.00%, 02/01/20	50	53,305
5.50%, 09/01/41 (Call 03/01/41)	50	45,279
5.85%, 05/01/17	50	52,801
6.55%, 05/01/37	25	24,943
6.75%, 07/01/18	50	55,391
6.75%, 06/15/39	50	50,947
7.30%, 07/01/38	50	53,224
8.25%, 04/01/19	50	58,253
8.75%, 02/14/19	50	58,726
Time Warner Entertainment Co. LP
8.38%, 07/15/33	25	29,185
Time Warner Inc.
3.40%, 06/15/22	50	50,142
3.55%, 06/01/24 (Call 03/01/24)	25	24,850
3.60%, 07/15/25 (Call 04/15/25)	50	49,305
4.65%, 06/01/44 (Call 12/01/43)	25	24,268
4.70%, 01/15/21	25	27,199
4.75%, 03/29/21	50	54,422
4.85%, 07/15/45 (Call 01/15/45)	25	24,880
4.88%, 03/15/20	25	27,479
4.90%, 06/15/42	25	24,852
6.10%, 07/15/40	25	28,221
6.25%, 03/29/41	25	28,990
6.50%, 11/15/36	25	29,700
7.63%, 04/15/31	50	64,392

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
7.70%, 05/01/32	$75	$97,872
Verizon Communications Inc.
4.52%, 09/15/48	75	67,352
4.67%, 03/15/55	125	109,844
Viacom Inc.
2.50%, 09/01/18	25	25,074
3.88%, 12/15/21	25	24,673
3.88%, 04/01/24 (Call 01/01/24)[a]	25	23,660
4.25%, 09/01/23 (Call 06/01/23)[a]	25	24,507
4.38%, 03/15/43	50	37,833
5.85%, 09/01/43 (Call 03/01/43)	50	46,626
6.13%, 10/05/17	25	26,823
6.88%, 04/30/36	25	25,938
Videotron Ltd.
5.00%, 07/15/22	25	26,094
5.38%, 06/15/24 (Call 03/15/24)[b]	25	25,688

		4,308,640
MINING — 2.27%
Alcoa Inc.
5.13%, 10/01/24 (Call 07/01/24)	25	24,781
5.40%, 04/15/21 (Call 01/15/21)[a]	25	25,875
5.90%, 02/01/27[a]	25	25,344
5.95%, 02/01/37	15	14,100
6.15%, 08/15/20	25	26,375
6.75%, 07/15/18	54	59,609
Barrick Gold Corp.
3.85%, 04/01/22	25	23,370
4.10%, 05/01/23[a]	50	46,030
6.95%, 04/01/19[a]	10	11,146
Barrick North America Finance LLC
4.40%, 05/30/21	50	49,588
5.75%, 05/01/43	50	43,843
Barrick PD Australia Finance Pty Ltd.
5.95%, 10/15/39	25	21,406
Eldorado Gold Corp.
6.13%, 12/15/20 (Call 12/15/16)[b]	25	22,938
FMG Resources August 2006 Pty Ltd.
9.75%, 03/01/22 (Call 03/01/18)[a,b]	50	49,750
Freeport-McMoRan Inc.
2.30%, 11/14/17	25	23,375
2.38%, 03/15/18	50	46,000
3.10%, 03/15/20[a]	50	43,750
3.55%, 03/01/22 (Call 12/01/21)[a]	50	40,000

Security	Principal (000s)	Value
3.88%, 03/15/23 (Call 12/15/22)	$50	$38,875
4.00%, 11/14/21	25	20,875
4.55%, 11/14/24 (Call 08/14/24)[a]	25	19,875
5.40%, 11/14/34 (Call 05/14/34)[a]	25	17,750
5.45%, 03/15/43 (Call 09/15/42)	50	35,437
Goldcorp Inc.
2.13%, 03/15/18	25	24,705
3.70%, 03/15/23 (Call 12/15/22)	25	23,905
Kinross Gold Corp.
5.13%, 09/01/21 (Call 06/01/21)[a]	25	22,041
Lundin Mining Corp.
7.50%, 11/01/20 (Call 11/01/17)[b]	25	25,250
Newmont Mining Corp.
3.50%, 03/15/22 (Call 12/15/21)[a]	25	22,972
4.88%, 03/15/42 (Call 09/15/41)[a]	25	19,932
5.13%, 10/01/19[a]	25	26,598
5.88%, 04/01/35	25	22,802
6.25%, 10/01/39	25	23,274
Southern Copper Corp.
5.88%, 04/23/45	75	65,790
6.75%, 04/16/40	50	47,869
Teck Resources Ltd.
3.00%, 03/01/19[a]	25	19,063
3.75%, 02/01/23 (Call 11/01/22)[a]	25	15,813
4.75%, 01/15/22 (Call 10/15/21)[a]	25	16,250
5.20%, 03/01/42 (Call 09/01/41)	25	13,250
6.13%, 10/01/35	25	14,250
6.25%, 07/15/41 (Call 01/15/41)	25	14,000

		1,147,856
OFFICE & BUSINESS EQUIPMENT — 0.31%
Pitney Bowes Inc.
4.63%, 03/15/24 (Call 12/15/23)[a]	25	25,073
Xerox Corp.
2.75%, 03/15/19	50	48,555
6.35%, 05/15/18	50	54,204
6.75%, 02/01/17	25	26,478

		154,310
OIL & GAS — 6.78%
Anadarko Petroleum Corp.
3.45%, 07/15/24 (Call 04/15/24)[a]	25	24,444
6.20%, 03/15/40	25	27,015
6.38%, 09/15/17	50	53,722
6.45%, 09/15/36	50	55,917

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Antero Resources Corp.
5.13%, 12/01/22 (Call 06/01/17)	$50	$44,875
6.00%, 12/01/20 (Call 12/01/15)	25	24,000
Apache Corp.
4.75%, 04/15/43 (Call 10/15/42)	75	69,169
5.10%, 09/01/40 (Call 03/01/40)	75	72,037
Canadian Natural Resources Ltd.
1.75%, 01/15/18	25	24,499
3.80%, 04/15/24 (Call 01/15/24)	25	23,609
3.90%, 02/01/25 (Call 11/01/24)	25	23,509
5.70%, 05/15/17	50	52,526
6.25%, 03/15/38	25	25,793
Cenovus Energy Inc.
4.45%, 09/15/42 (Call 03/15/42)	25	20,461
5.70%, 10/15/19	25	27,045
6.75%, 11/15/39	50	52,195
Chesapeake Energy Corp.
4.88%, 04/15/22 (Call 04/15/17)	50	31,000
5.38%, 06/15/21 (Call 06/15/16)	25	16,188
5.75%, 03/15/23[a]	25	15,750
6.50%, 08/15/17	25	22,969
6.63%, 08/15/20	50	33,875
Cimarex Energy Co.
4.38%, 06/01/24 (Call 03/01/24)	25	24,776
5.88%, 05/01/22 (Call 05/01/17)	25	26,250
Concho Resources Inc.
5.50%, 10/01/22 (Call 10/01/17)	25	25,094
5.50%, 04/01/23 (Call 10/01/17)	50	50,250
7.00%, 01/15/21 (Call 01/15/16)	25	25,812
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)	25	20,931
4.50%, 04/15/23 (Call 01/15/23)	25	21,972
4.90%, 06/01/44 (Call 12/01/43)	25	18,945
5.00%, 09/15/22 (Call 03/15/17)	50	44,750
Devon Energy Corp.
2.25%, 12/15/18 (Call 11/15/18)	25	24,857
4.00%, 07/15/21 (Call 04/15/21)	25	25,407
4.75%, 05/15/42 (Call 11/15/41)	25	22,113
5.60%, 07/15/41 (Call 01/15/41)	25	23,980
7.95%, 04/15/32	25	30,082
Devon Financing Corp. LLC
7.88%, 09/30/31	50	59,695
Diamond Offshore Drilling Inc.
4.88%, 11/01/43 (Call 05/01/43)[a]	25	17,625

Security	Principal (000s)	Value
Encana Corp.
3.90%, 11/15/21 (Call 08/15/21)[a]	$25	$23,127
6.50%, 08/15/34	25	21,621
6.50%, 02/01/38	25	21,264
6.63%, 08/15/37	25	21,615
Ensco PLC
4.50%, 10/01/24 (Call 07/01/24)[a]	25	20,500
5.20%, 03/15/25 (Call 12/15/24)	25	21,000
5.75%, 10/01/44 (Call 04/01/44)	25	19,375
EQT Corp.
6.50%, 04/01/18	25	26,758
8.13%, 06/01/19	25	28,754
Helmerich & Payne International Drilling Co.
4.65%, 03/15/25 (Call 12/15/24)[a]	25	25,182
Hess Corp.
5.60%, 02/15/41	50	48,420
6.00%, 01/15/40	25	24,871
7.30%, 08/15/31	25	28,174
8.13%, 02/15/19	25	29,010
Hilcorp Energy I LP/Hilcorp Finance Co.
5.75%, 10/01/25 (Call 04/01/20)[b]	25	23,125
Husky Energy Inc.
4.00%, 04/15/24 (Call 01/15/24)	25	23,704
7.25%, 12/15/19	50	56,791
Kerr-McGee Corp.
6.95%, 07/01/24	25	29,155
7.88%, 09/15/31	25	31,109
Marathon Oil Corp.
3.85%, 06/01/25 (Call 03/01/25)	25	22,563
5.90%, 03/15/18	50	53,543
6.60%, 10/01/37	25	25,465
6.80%, 03/15/32	25	26,029
Marathon Petroleum Corp.
4.75%, 09/15/44 (Call 03/15/44)	25	22,334
5.13%, 03/01/21	25	27,254
6.50%, 03/01/41 (Call 09/01/40)	25	26,974
Murphy Oil Corp.
3.70%, 12/01/22 (Call 09/01/22)	25	20,451
4.00%, 06/01/22 (Call 03/01/22)	25	20,977
Nabors Industries Inc.
4.63%, 09/15/21	25	22,625
5.00%, 09/15/20[a]	25	23,750

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
6.15%, 02/15/18	$25	$25,500
Newfield Exploration Co.
5.38%, 01/01/26 (Call 10/01/25)	25	23,750
5.63%, 07/01/24	25	24,750
5.75%, 01/30/22	25	25,375
Noble Energy Inc.
4.15%, 12/15/21 (Call 09/15/21)	25	25,041
5.05%, 11/15/44 (Call 05/15/44)	25	22,641
5.25%, 11/15/43 (Call 05/15/43)	25	22,721
6.00%, 03/01/41 (Call 09/01/40)	25	25,191
8.25%, 03/01/19	25	28,987
Noble Holding International Ltd.
4.90%, 08/01/20	25	21,000
PBF Holding Co. LLC/PBF Finance Corp.
8.25%, 02/15/20 (Call 02/15/16)[a]	25	26,250
Phillips 66
2.95%, 05/01/17	25	25,540
4.30%, 04/01/22	50	52,865
4.65%, 11/15/34 (Call 05/15/34)	25	24,875
4.88%, 11/15/44 (Call 05/15/44)	25	24,751
5.88%, 05/01/42	50	55,676
Pioneer Natural Resources Co.
3.95%, 07/15/22 (Call 04/15/22)[a]	25	25,068
Precision Drilling Corp.
6.63%, 11/15/20 (Call 11/30/15)	25	22,281
Pride International Inc.
6.88%, 08/15/20[a]	25	24,125
8.50%, 06/15/19[a]	25	24,875
QEP Resources Inc.
5.25%, 05/01/23 (Call 02/01/23)	25	22,188
6.88%, 03/01/21	25	24,250
Range Resources Corp.
4.88%, 05/15/25 (Call 02/15/25)[b]	25	22,375
5.75%, 06/01/21 (Call 06/01/16)	50	46,750
Rowan Companies Inc.
4.88%, 06/01/22 (Call 03/01/22)	25	20,000
SM Energy Co.
5.63%, 06/01/25 (Call 06/01/20)	25	22,750
6.13%, 11/15/22 (Call 11/15/18)	25	24,250
Southwestern Energy Co.
4.10%, 03/15/22 (Call 12/15/21)	25	21,320
4.95%, 01/23/25 (Call 10/23/24)[a]	25	21,631
7.50%, 02/01/18	25	26,263

Security	Principal (000s)	Value
Sunoco LP/Sunoco Finance Corp.
6.38%, 04/01/23 (Call 04/01/18)[b]	$25	$25,187
Talisman Energy Inc.
3.75%, 02/01/21 (Call 11/01/20)	25	22,875
5.50%, 05/15/42 (Call 11/15/41)	25	18,076
6.25%, 02/01/38	25	19,335
7.75%, 06/01/19	25	27,554
Transocean Inc.
4.30%, 10/15/22 (Call 07/15/22)	25	16,341
5.55%, 12/15/16	50	49,734
6.00%, 03/15/18[a]	25	23,450
6.50%, 11/15/20[a]	25	20,021
6.80%, 03/15/38	25	15,875
6.88%, 12/15/21[a]	25	19,781
7.50%, 04/15/31	25	16,875
Unit Corp.
6.63%, 05/15/21 (Call 05/15/16)	15	12,000
Valero Energy Corp.
3.65%, 03/15/25	25	24,128
6.13%, 06/15/17	25	26,684
6.13%, 02/01/20	25	28,181
6.63%, 06/15/37	50	54,457
7.50%, 04/15/32	25	29,349
Whiting Canadian Holding Co. ULC
8.13%, 12/01/19 (Call 12/01/15)	25	25,187
Whiting Petroleum Corp.
5.00%, 03/15/19 (Call 12/15/18)	25	23,750
5.75%, 03/15/21 (Call 12/15/20)[a]	25	23,219
6.25%, 04/01/23 (Call 01/01/23)[a]	25	23,250
WPX Energy Inc.
5.25%, 09/15/24 (Call 06/15/24)	25	20,750
6.00%, 01/15/22 (Call 10/15/21)	50	44,000

		3,431,755
OIL & GAS SERVICES — 0.25%
FMC Technologies Inc.
3.45%, 10/01/22 (Call 07/01/22)	25	22,823
Oceaneering International Inc.
4.65%, 11/15/24 (Call 08/15/24)	10	9,133
SESI LLC
6.38%, 05/01/19 (Call 11/30/15)	25	24,875
7.13%, 12/15/21 (Call 12/15/16)[a]	25	24,500

76	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Weatherford International Ltd./Bermuda
0.00%, 09/15/20[a]	$25	$21,250
9.63%, 03/01/19	25	26,000

		128,581
PACKAGING & CONTAINERS — 0.30%
Ball Corp.
4.00%, 11/15/23[a]	25	24,375
5.00%, 03/15/22	25	25,813
5.25%, 07/01/25	25	25,406
Crown Americas LLC/Crown Americas Capital Corp. IV
4.50%, 01/15/23	25	25,063
Packaging Corp. of America
4.50%, 11/01/23 (Call 08/01/23)[a]	25	26,249
Sonoco Products Co.
5.75%, 11/01/40 (Call 05/01/40)	25	26,748
		153,654
PHARMACEUTICALS — 4.60%
AbbVie Inc.
1.75%, 11/06/17	100	100,220
1.80%, 05/14/18	100	99,777
2.00%, 11/06/18[a]	50	49,941
2.50%, 05/14/20 (Call 04/14/20)	100	98,695
2.90%, 11/06/22	75	72,670
3.20%, 11/06/22 (Call 09/06/22)	50	49,318
3.60%, 05/14/25 (Call 02/14/25)	100	98,164
4.40%, 11/06/42	75	68,268
4.50%, 05/14/35 (Call 11/14/34)	50	47,624
4.70%, 05/14/45 (Call 11/14/44)	75	71,769
Actavis Funding SCS
1.30%, 06/15/17	50	49,611
2.35%, 03/12/18	100	100,364
3.00%, 03/12/20 (Call 02/12/20)	100	100,326
3.80%, 03/15/25 (Call 12/15/24)	100	98,665
3.85%, 06/15/24 (Call 03/15/24)	50	49,703
4.55%, 03/15/35 (Call 09/15/34)	75	71,376
4.75%, 03/15/45 (Call 09/15/44)[a]	75	71,461
4.85%, 06/15/44 (Call 12/15/43)	50	48,200
Actavis Inc.
3.25%, 10/01/22 (Call 07/01/22)	125	121,581
Baxalta Inc.
3.60%, 06/23/22 (Call 04/23/22)[b]	75	75,690

Security	Principal (000s)	Value
5.25%, 06/23/45 (Call 12/23/44)[b]	$50	$50,976
Cardinal Health Inc.
1.95%, 06/15/18	50	50,075
3.20%, 03/15/23	25	24,835
Express Scripts Holding Co.
2.25%, 06/15/19	50	49,881
2.65%, 02/15/17	50	50,706
3.50%, 06/15/24 (Call 03/15/24)	25	24,540
3.90%, 02/15/22	25	25,771
4.75%, 11/15/21	25	26,944
6.13%, 11/15/41	25	28,710
McKesson Corp.
1.40%, 03/15/18	25	24,677
2.28%, 03/15/19	50	49,864
3.80%, 03/15/24 (Call 12/15/23)	50	50,856
4.75%, 03/01/21 (Call 12/01/20)	25	27,124
4.88%, 03/15/44 (Call 09/15/43)	25	25,355
Mead Johnson Nutrition Co.
4.60%, 06/01/44 (Call 12/01/43)	25	22,989
Medco Health Solutions Inc.
7.13%, 03/15/18	50	55,795
Mylan Inc.
2.60%, 06/24/18	50	49,758
5.40%, 11/29/43 (Call 05/29/43)	25	24,330
Quintiles Transnational Corp.
4.88%, 05/15/23 (Call 05/15/18)[b]	25	25,703
Zoetis Inc.
1.88%, 02/01/18	25	24,827
3.25%, 02/01/23 (Call 11/01/22)	50	47,653
4.70%, 02/01/43 (Call 08/01/42)	25	22,063

		2,326,855
PIPELINES — 6.69%
Boardwalk Pipelines LP
4.95%, 12/15/24 (Call 09/15/24)	25	22,600
Buckeye Partners LP
4.15%, 07/01/23 (Call 04/01/23)	25	22,908
Columbia Pipeline Group Inc.
4.50%, 06/01/25 (Call 03/01/25)[b]	50	47,923
DCP Midstream LLC
4.75%, 09/30/21[b]	25	22,125
5.35%, 03/15/20[b]	25	23,259
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)	25	21,172

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Enable Midstream Partners LP
2.40%, 05/15/19 (Call 04/15/19)[b]	$25	$23,481
5.00%, 05/15/44 (Call 11/15/43)[b]	25	17,377
Enbridge Energy Partners LP
5.20%, 03/15/20	25	26,071
5.50%, 09/15/40 (Call 03/15/40)	25	21,020
Enbridge Inc.
3.50%, 06/10/24 (Call 03/10/24)	25	21,918
4.50%, 06/10/44 (Call 12/10/43)	25	18,438
Energy Transfer Equity LP
5.88%, 01/15/24 (Call 10/15/23)	50	48,439
7.50%, 10/15/20	50	53,760
Energy Transfer Partners LP
3.60%, 02/01/23 (Call 11/01/22)	25	22,050
4.15%, 10/01/20 (Call 08/01/20)	50	49,958
4.65%, 06/01/21 (Call 03/01/21)	25	24,795
5.15%, 03/15/45 (Call 09/15/44)[a]	75	59,826
5.20%, 02/01/22 (Call 11/01/21)	25	24,930
6.50%, 02/01/42 (Call 08/01/41)	50	45,946
6.70%, 07/01/18	25	27,091
7.50%, 07/01/38	25	25,575
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)	25	22,595
Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)	50	48,091
3.70%, 02/15/26 (Call 11/15/25)[a]	50	47,518
3.75%, 02/15/25 (Call 11/15/24)	25	24,101
3.90%, 02/15/24 (Call 11/15/23)	25	24,613
4.05%, 02/15/22	25	25,413
4.45%, 02/15/43 (Call 08/15/42)	25	21,280
4.85%, 08/15/42 (Call 02/15/42)	25	22,605
4.85%, 03/15/44 (Call 09/15/43)	50	45,091
4.90%, 05/15/46 (Call 11/15/45)	25	22,758
5.10%, 02/15/45 (Call 08/15/44)	50	46,827
5.20%, 09/01/20	25	27,435
6.13%, 10/15/39	25	26,144
6.50%, 01/31/19	75	83,878
EQT Midstream Partners LP
4.00%, 08/01/24 (Call 05/01/24)	25	21,630
Gibson Energy Inc.
6.75%, 07/15/21 (Call 07/15/16)[b]	25	24,188
Kinder Morgan Energy Partners LP
2.65%, 02/01/19	50	48,676
3.45%, 02/15/23 (Call 11/15/22)	25	22,022

Security	Principal (000s)	Value
3.95%, 09/01/22 (Call 06/01/22)	$25	$23,287
4.30%, 05/01/24 (Call 02/01/24)	25	22,509
5.00%, 10/01/21 (Call 07/01/21)	50	50,078
5.00%, 08/15/42 (Call 02/15/42)	25	19,509
5.40%, 09/01/44 (Call 03/01/44)	25	20,411
5.50%, 03/01/44 (Call 09/01/43)	25	20,748
5.95%, 02/15/18	50	52,680
6.38%, 03/01/41	25	22,556
6.50%, 04/01/20	25	27,066
6.50%, 09/01/39	25	22,964
6.85%, 02/15/20	50	55,316
6.95%, 01/15/38	25	24,255
7.30%, 08/15/33	25	24,177
Kinder Morgan Inc./DE
4.30%, 06/01/25 (Call 03/01/25)[a]	50	45,153
5.30%, 12/01/34 (Call 06/01/34)	25	21,165
5.55%, 06/01/45 (Call 12/01/44)	50	41,967
7.00%, 06/15/17	25	26,473
7.80%, 08/01/31	25	25,358
Magellan Midstream Partners LP
4.25%, 02/01/21	50	52,226
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.
4.50%, 07/15/23 (Call 04/15/23)	25	23,438
4.88%, 12/01/24 (Call 09/01/24)	50	47,188
4.88%, 06/01/25 (Call 03/01/25)	25	23,375
5.50%, 02/15/23 (Call 08/15/17)	25	24,625
MPLX LP
4.00%, 02/15/25 (Call 11/15/24)	25	22,808
ONEOK Inc.
4.25%, 02/01/22 (Call 11/02/21)	25	21,438
ONEOK Partners LP
3.38%, 10/01/22 (Call 07/01/22)	25	21,975
4.90%, 03/15/25 (Call 12/15/24)[a]	25	22,962
6.13%, 02/01/41 (Call 08/01/40)	25	21,529
6.65%, 10/01/36	25	22,846
Phillips 66 Partners LP
3.61%, 02/15/25 (Call 11/15/24)	25	22,516
Plains All American Pipeline LP/PAA Finance Corp.
3.60%, 11/01/24 (Call 08/01/24)	25	23,085
3.65%, 06/01/22 (Call 03/01/22)	25	24,284
4.70%, 06/15/44 (Call 12/15/43)	25	21,366
4.90%, 02/15/45 (Call 08/15/44)	25	22,037

78	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
5.00%, 02/01/21 (Call 11/01/20)	$25	$26,567
6.50%, 05/01/18	50	54,386
6.65%, 01/15/37	25	26,193
Regency Energy Partners LP/Regency Energy Finance Corp.
5.00%, 10/01/22 (Call 07/01/22)	25	24,356
5.50%, 04/15/23 (Call 10/15/17)	25	23,750
5.88%, 03/01/22 (Call 12/01/21)	25	25,606
6.50%, 07/15/21 (Call 07/15/16)	25	25,750
Rockies Express Pipeline LLC
5.63%, 04/15/20[b]	25	25,125
6.85%, 07/15/18[b]	25	25,873
6.88%, 04/15/40[b]	10	9,500
Sabine Pass Liquefaction LLC
5.63%, 03/01/25 (Call 12/01/24)[b]	50	47,937
5.75%, 05/15/24 (Call 02/15/24)	100	96,500
Spectra Energy Capital LLC
8.00%, 10/01/19	50	57,635
Spectra Energy Partners LP
4.50%, 03/15/45 (Call 09/15/44)	25	20,932
4.75%, 03/15/24 (Call 12/15/23)	25	25,641
Sunoco Logistics Partners Operations LP
5.30%, 04/01/44 (Call 10/01/43)	25	19,559
5.35%, 05/15/45 (Call 11/15/44)	25	19,775
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.25%, 11/15/23 (Call 05/15/18)	25	21,875
5.00%, 01/15/18 (Call 10/15/17)[b]	50	49,250
5.25%, 05/01/23 (Call 11/01/17)	25	23,250
Tesoro Logistics LP/Tesoro Logistics Finance Corp.
6.25%, 10/15/22 (Call 10/15/18)[a,b]	50	52,000
TransCanada PipeLines Ltd.
6.35%, 05/15/67 (Call 05/15/17)[c]	25	20,750
Western Gas Partners LP
3.95%, 06/01/25 (Call 03/01/25)	25	22,750
5.38%, 06/01/21 (Call 03/01/21)	25	26,491
Williams Companies Inc. (The)
3.70%, 01/15/23 (Call 10/15/22)[a]	25	20,375
4.55%, 06/24/24 (Call 03/24/24)	25	20,906
5.75%, 06/24/44 (Call 12/24/43)	25	18,375
Williams Partners LP
3.60%, 03/15/22 (Call 01/15/22)	50	45,099

Security	Principal (000s)	Value
3.90%, 01/15/25 (Call 10/15/24)[a]	$25	$21,213
4.00%, 11/15/21 (Call 08/15/21)	25	23,439
4.30%, 03/04/24 (Call 12/04/23)	25	22,239
4.50%, 11/15/23 (Call 08/15/23)	25	22,707
4.90%, 01/15/45 (Call 07/15/44)	25	18,454
5.10%, 09/15/45 (Call 03/15/45)[a]	25	18,981
5.25%, 03/15/20	50	51,936
6.30%, 04/15/40	50	43,874
Williams Partners LP/ACMP Finance Corp.
4.88%, 05/15/23 (Call 12/15/17)	25	22,500
6.13%, 07/15/22 (Call 01/15/17)[a]	25	25,000

		3,385,446
REAL ESTATE — 0.27%
Brookfield Asset Management Inc.
4.00%, 01/15/25 (Call 10/15/24)	25	24,806
CBRE Services Inc.
5.00%, 03/15/23 (Call 03/15/18)	50	50,580
Realogy Group LLC
7.63%, 01/15/20 (Call 11/23/15)[b]	50	52,564
WP Carey Inc.
4.60%, 04/01/24 (Call 01/01/24)	10	10,101

		138,051
REAL ESTATE INVESTMENT TRUSTS — 2.53%
American Tower Corp.
3.40%, 02/15/19	50	50,985
3.45%, 09/15/21	25	24,909
3.50%, 01/31/23	50	48,068
4.00%, 06/01/25 (Call 03/01/25)	50	48,063
4.50%, 01/15/18	25	26,181
5.05%, 09/01/20	25	27,209
5.90%, 11/01/21	25	28,124
ARC Properties Operating Partnership LP
2.00%, 02/06/17	25	24,643
Boston Properties LP
3.80%, 02/01/24 (Call 11/01/23)	25	25,482
3.85%, 02/01/23 (Call 11/01/22)	50	51,543
4.13%, 05/15/21 (Call 02/15/21)	25	26,532
5.63%, 11/15/20 (Call 08/15/20)	25	28,124
5.88%, 10/15/19 (Call 07/17/19)	25	27,984
Crown Castle International Corp.
4.88%, 04/15/22	25	26,469

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
5.25%, 01/15/23[a]	$50	$53,812
DDR Corp.
3.63%, 02/01/25 (Call 11/01/24)[a]	25	23,628
Digital Realty Trust LP
3.95%, 07/01/22 (Call 05/01/22)	25	24,940
DuPont Fabros Technology LP
5.88%, 09/15/21 (Call 09/15/16)	25	26,250
HCP Inc.
2.63%, 02/01/20 (Call 11/01/19)	25	24,758
4.00%, 06/01/25 (Call 03/01/25)	50	48,940
4.25%, 11/15/23 (Call 08/15/23)	25	25,080
5.38%, 02/01/21 (Call 11/03/20)	50	55,021
6.70%, 01/30/18	25	27,458
Hospitality Properties Trust
5.00%, 08/15/22 (Call 02/15/22)	25	25,813
Host Hotels & Resorts LP
4.00%, 06/15/25 (Call 03/15/25)	10	9,665
Omega Healthcare Investors Inc.
4.50%, 04/01/27 (Call 01/01/27)[b]	25	23,814
Prologis LP
3.35%, 02/01/21 (Call 11/01/20)	25	25,208
4.25%, 08/15/23 (Call 05/15/23)[a]	25	25,978
Realty Income Corp.
4.65%, 08/01/23 (Call 05/01/23)	25	26,289
6.75%, 08/15/19	25	28,750
Sabra Health Care LP/Sabra Capital Corp.
5.50%, 02/01/21 (Call 02/01/17)	25	26,117
Ventas Realty LP
3.50%, 02/01/25 (Call 11/01/24)	25	24,038
Ventas Realty LP/Ventas Capital Corp.
2.70%, 04/01/20 (Call 01/01/20)	25	24,755
3.25%, 08/15/22 (Call 05/15/22)	25	24,327
4.00%, 04/30/19 (Call 01/30/19)	25	26,149
4.75%, 06/01/21 (Call 03/01/21)	25	26,800
Vereit Operating Partnership LP
3.00%, 02/06/19 (Call 01/06/19)	25	24,219
4.60%, 02/06/24 (Call 11/06/23)	25	24,281
Welltower Inc.
3.75%, 03/15/23 (Call 12/15/22)	25	24,648
4.00%, 06/01/25 (Call 03/01/25)	25	24,761
4.13%, 04/01/19 (Call 01/01/19)	25	26,317

Security	Principal (000s)	Value
Weyerhaeuser Co.
7.38%, 03/15/32	$50	$62,329

		1,278,461
RETAIL — 3.20%
AmeriGas Finance LLC/AmeriGas Finance Corp.
6.75%, 05/20/20 (Call 05/20/16)	25	25,906
7.00%, 05/20/22 (Call 05/20/17)	25	26,375
AutoZone Inc.
3.70%, 04/15/22 (Call 01/15/22)	25	25,697
4.00%, 11/15/20 (Call 08/15/20)[a]	25	26,373
Bed Bath & Beyond Inc.
5.17%, 08/01/44 (Call 02/01/44)	25	22,342
Best Buy Co. Inc.
5.00%, 08/01/18	25	26,625
5.50%, 03/15/21 (Call 12/15/20)	25	26,813
Coach Inc.
4.25%, 04/01/25 (Call 01/01/25)	25	23,782
CST Brands Inc.
5.00%, 05/01/23 (Call 05/01/18)	25	25,250
CVS Health Corp.
2.25%, 12/05/18 (Call 11/05/18)	75	75,896
2.25%, 08/12/19 (Call 07/12/19)	50	50,233
2.75%, 12/01/22 (Call 09/01/22)	75	73,334
3.38%, 08/12/24 (Call 05/12/24)	25	24,949
4.00%, 12/05/23 (Call 09/05/23)	75	78,860
4.13%, 05/15/21 (Call 02/15/21)	50	53,572
5.13%, 07/20/45 (Call 01/20/45)	100	107,042
5.30%, 12/05/43 (Call 06/05/43)	25	27,346
5.75%, 06/01/17	75	80,104
6.13%, 09/15/39	50	59,671
Dollar General Corp.
3.25%, 04/15/23 (Call 01/15/23)	25	23,910
4.13%, 07/15/17	25	25,869
Gap Inc. (The)
5.95%, 04/12/21 (Call 01/12/21)	25	26,465
Kohl’s Corp.
4.00%, 11/01/21 (Call 08/01/21)[a]	50	51,220
L Brands Inc.
5.63%, 10/15/23[a]	25	27,313
6.63%, 04/01/21	25	28,313
6.90%, 07/15/17	25	27,000
8.50%, 06/15/19	25	29,500

80	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Macy’s Retail Holdings Inc.
3.63%, 06/01/24 (Call 03/01/24)	$25	$23,970
3.88%, 01/15/22 (Call 10/15/21)	25	25,296
5.90%, 12/01/16	25	26,194
6.38%, 03/15/37	25	26,778
Nordstrom Inc.
5.00%, 01/15/44 (Call 07/15/43)	25	26,801
QVC Inc.
4.45%, 02/15/25 (Call 11/15/24)	25	23,716
4.85%, 04/01/24	25	24,406
Sally Holdings LLC/Sally Capital Inc.
5.75%, 06/01/22 (Call 06/01/17)	25	26,375
6.88%, 11/15/19 (Call 11/30/15)	25	25,875
Staples Inc.
4.38%, 01/12/23 (Call 10/14/22)[a]	25	24,282
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.50%, 06/01/24 (Call 06/01/19)	25	24,250
Walgreen Co.
3.10%, 09/15/22	50	48,633
Walgreens Boots Alliance Inc.
1.75%, 11/17/17	25	24,981
2.70%, 11/18/19 (Call 10/18/19)	25	25,030
3.30%, 11/18/21 (Call 09/18/21)	25	24,907
3.80%, 11/18/24 (Call 08/18/24)	50	49,241
4.50%, 11/18/34 (Call 05/18/34)	25	23,214
4.80%, 11/18/44 (Call 05/18/44)	50	46,384

		1,620,093
SAVINGS & LOANS — 0.20%
Santander Holdings USA Inc.
3.45%, 08/27/18 (Call 07/27/18)	100	102,658

		102,658
SEMICONDUCTORS — 0.63%
Altera Corp.
2.50%, 11/15/18	50	50,674
KLA-Tencor Corp.
4.13%, 11/01/21 (Call 09/01/21)	25	25,074
4.65%, 11/01/24 (Call 08/01/24)	25	24,906
Lam Research Corp.
2.75%, 03/15/20 (Call 02/15/20)	25	24,626
3.80%, 03/15/25 (Call 12/15/24)	25	23,487
Maxim Integrated Products Inc.
3.38%, 03/15/23 (Call 12/15/22)	25	24,795

Security	Principal (000s)	Value
Micron Technology Inc.
5.25%, 08/01/23 (Call 02/01/18)[b]	$50	$48,849
5.50%, 02/01/25 (Call 08/01/19)	25	23,813
5.88%, 02/15/22 (Call 02/15/17)	25	25,438
Sensata Technologies BV
4.88%, 10/15/23[b]	25	24,469
5.00%, 10/01/25[a,b]	25	24,406

		320,537
SHIPBUILDING — 0.05%
Huntington Ingalls Industries Inc.
5.00%, 12/15/21 (Call 12/15/17)[a,b]	25	26,000

		26,000
SOFTWARE — 0.92%
Activision Blizzard Inc.
5.63%, 09/15/21 (Call 09/15/16)[b]	50	52,885
6.13%, 09/15/23 (Call 09/15/18)[b]	25	27,219
Adobe Systems Inc.
4.75%, 02/01/20	50	54,786
CA Inc.
5.38%, 12/01/19	25	26,948
CDK Global Inc.
4.50%, 10/15/24 (Call 07/15/24)	25	25,177
Fidelity National Information Services Inc.
3.50%, 04/15/23 (Call 01/15/23)	25	23,657
3.88%, 06/05/24 (Call 03/05/24)	25	23,807
5.00%, 10/15/25 (Call 07/15/25)	50	51,076
First Data Corp.
6.75%, 11/01/20 (Call 11/30/15)[a,b]	50	52,687
Fiserv Inc.
3.50%, 10/01/22 (Call 07/01/22)	25	25,072
3.85%, 06/01/25 (Call 03/01/25)[a]	25	25,134
MSCI Inc.
5.25%, 11/15/24 (Call 11/15/19)[b]	50	52,625
Open Text Corp.
5.63%, 01/15/23 (Call 01/15/18)[b]	25	25,250

		466,323
TELECOMMUNICATIONS — 12.24%
AT&T Inc.
1.40%, 12/01/17	100	99,615
1.60%, 02/15/17[a]	50	50,166
2.30%, 03/11/19	100	100,262
2.45%, 06/30/20 (Call 05/30/20)	150	148,179

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
3.00%, 02/15/22	$100	$98,970
3.40%, 05/15/25 (Call 02/15/25)[a]	200	193,156
3.90%, 03/11/24 (Call 12/11/23)[a]	50	50,936
4.30%, 12/15/42 (Call 06/15/42)	125	108,247
4.35%, 06/15/45 (Call 12/15/44)	100	86,546
4.50%, 05/15/35 (Call 11/15/34)	75	69,913
4.75%, 05/15/46 (Call 11/15/45)	100	92,147
5.35%, 09/01/40	100	99,449
5.50%, 02/01/18	100	108,257
6.15%, 09/15/34	50	54,153
6.30%, 01/15/38	100	110,999
British Telecommunications PLC
5.95%, 01/15/18	100	108,953
9.63%, 12/15/30	75	113,042
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 04/15/23	25	24,836
CenturyLink Inc.
5.63%, 04/01/25 (Call 01/01/25)[a]	25	22,438
5.80%, 03/15/22[a]	25	24,313
6.45%, 06/15/21	25	25,187
7.60%, 09/15/39	25	21,375
7.65%, 03/15/42	25	21,375
Series V
5.63%, 04/01/20	25	25,028
Series W
6.75%, 12/01/23	25	24,810
Deutsche Telekom International Finance BV
8.75%, 06/15/30	75	106,841
9.25%, 06/01/32	25	37,471
Embarq Corp.
8.00%, 06/01/36	35	36,925
Frontier Communications Corp.
6.25%, 09/15/21 (Call 06/15/21)	25	22,325
6.88%, 01/15/25 (Call 10/15/24)	25	21,602
7.13%, 01/15/23	25	22,313
7.63%, 04/15/24	25	22,375
8.13%, 10/01/18	25	26,375
8.25%, 04/15/17[a]	25	26,687
8.50%, 04/15/20	25	25,750
8.88%, 09/15/20 (Call 06/15/20)[b]	25	25,953
9.00%, 08/15/31	25	22,613
10.50%, 09/15/22 (Call 06/15/22)[b]	50	51,875

Security	Principal (000s)	Value
11.00%, 09/15/25 (Call 06/15/25)[b]	$100	$104,812
Harris Corp.
2.00%, 04/27/18	25	24,771
5.05%, 04/27/45 (Call 10/27/44)	25	24,416
Koninklijke KPN NV
8.38%, 10/01/30	50	65,396
Motorola Solutions Inc.
3.75%, 05/15/22	25	23,207
4.00%, 09/01/24	25	22,481
New Cingular Wireless Services Inc.
8.75%, 03/01/31	50	70,310
Nokia OYJ
5.38%, 05/15/19	25	26,719
6.63%, 05/15/39	10	10,463
Orange SA
2.75%, 02/06/19	25	25,614
5.38%, 07/08/19	25	27,825
5.38%, 01/13/42	25	27,168
5.50%, 02/06/44 (Call 08/06/43)	25	27,791
9.00%, 03/01/31	75	108,492
Qwest Corp.
6.75%, 12/01/21[a]	25	26,875
Rogers Communications Inc.
3.00%, 03/15/23 (Call 12/15/22)	25	24,270
4.50%, 03/15/43 (Call 09/15/42)	25	23,645
5.00%, 03/15/44 (Call 09/15/43)	25	25,377
6.80%, 08/15/18	50	56,273
Sprint Communications Inc.
7.00%, 03/01/20[b]	50	52,500
9.00%, 11/15/18[b]	75	82,453
T-Mobile USA Inc.
6.00%, 03/01/23 (Call 09/01/18)	50	49,844
6.13%, 01/15/22 (Call 01/15/18)	25	25,437
6.25%, 04/01/21 (Call 04/01/17)	50	51,620
6.38%, 03/01/25 (Call 09/01/19)	75	75,187
6.46%, 04/28/19 (Call 11/10/15)	50	51,437
6.54%, 04/28/20 (Call 04/28/16)	50	51,250
6.63%, 04/28/21 (Call 04/28/17)	50	51,750
6.63%, 04/01/23 (Call 04/01/18)	50	51,078
6.73%, 04/28/22 (Call 04/28/17)	25	25,812
6.84%, 04/28/23 (Call 04/28/18)	25	25,812
Telecom Italia Capital SA
6.00%, 09/30/34	25	23,500
6.38%, 11/15/33	25	24,169

82	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
7.00%, 06/04/18	$25	$27,562
7.18%, 06/18/19	25	28,247
7.20%, 07/18/36	50	51,500
7.72%, 06/04/38	25	26,625
Telefonaktiebolaget LM Ericsson
4.13%, 05/15/22	50	51,660
Telefonica Emisiones SAU
3.19%, 04/27/18	150	153,620
5.46%, 02/16/21	50	55,803
7.05%, 06/20/36	75	89,289
UPCB Finance VI Ltd.
6.88%, 01/15/22 (Call 01/15/17)[b]	135	142,762
Verizon Communications Inc.
1.35%, 06/09/17	75	75,014
2.45%, 11/01/22 (Call 08/01/22)[a]	50	47,812
2.63%, 02/21/20	75	75,476
3.50%, 11/01/21	50	51,175
3.50%, 11/01/24 (Call 08/01/24)	50	49,956
3.65%, 09/14/18	50	52,704
4.15%, 03/15/24 (Call 12/15/23)	25	26,138
4.27%, 01/15/36	75	68,728
4.40%, 11/01/34 (Call 05/01/34)	50	46,932
4.50%, 09/15/20	75	81,414
4.60%, 04/01/21	50	54,184
4.86%, 08/21/46	75	71,566
5.01%, 08/21/54	75	69,602
5.05%, 03/15/34 (Call 12/15/33)	25	25,296
5.15%, 09/15/23	150	167,207
6.00%, 04/01/41	25	27,726
6.10%, 04/15/18	25	27,577
6.35%, 04/01/19	50	56,937
6.40%, 09/15/33	50	58,011
6.40%, 02/15/38	25	29,003
6.55%, 09/15/43	150	179,873
7.75%, 12/01/30	25	33,590
Vodafone Group PLC
1.50%, 02/19/18	50	49,451
1.63%, 03/20/17	50	50,025
2.50%, 09/26/22	25	23,330
2.95%, 02/19/23	50	47,614
4.38%, 02/19/43	25	21,812
4.63%, 07/15/18	25	26,522
5.45%, 06/10/19	25	27,512
5.63%, 02/27/17	50	52,629

Security	Principal (000s)	Value
6.15%, 02/27/37	$50	$53,459
7.88%, 02/15/30	25	31,100
Windstream Services LLC
6.38%, 08/01/23 (Call 02/01/18)	50	39,625
7.75%, 10/01/21 (Call 10/01/16)[a]	25	21,500
7.88%, 11/01/17	25	26,515

		6,193,294
TOYS, GAMES & HOBBIES — 0.06%
Hasbro Inc.
6.35%, 03/15/40	25	27,977

		27,977
TRANSPORTATION — 2.09%
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)	50	49,277
3.00%, 04/01/25 (Call 01/01/25)	25	24,236
3.05%, 09/01/22 (Call 06/01/22)[a]	25	24,905
3.40%, 09/01/24 (Call 06/01/24)	25	25,034
3.75%, 04/01/24 (Call 01/01/24)	25	25,761
4.15%, 04/01/45 (Call 10/01/44)	50	47,005
4.38%, 09/01/42 (Call 03/01/42)	25	24,175
4.45%, 03/15/43 (Call 09/15/42)	25	24,457
4.70%, 10/01/19	25	27,266
4.90%, 04/01/44 (Call 10/01/43)	25	26,091
5.15%, 09/01/43 (Call 03/01/43)	25	26,881
5.40%, 06/01/41 (Call 12/01/40)	25	27,522
5.75%, 03/15/18	25	27,368
5.75%, 05/01/40 (Call 11/01/39)	50	57,037
Canadian Pacific Railway Co.
2.90%, 02/01/25 (Call 11/01/24)[a]	50	47,716
CSX Corp.
3.40%, 08/01/24 (Call 05/01/24)[a]	100	100,946
3.70%, 10/30/20 (Call 07/30/20)	50	52,630
3.95%, 05/01/50 (Call 11/01/49)	25	21,586
4.10%, 03/15/44 (Call 09/15/43)	25	23,030
4.75%, 05/30/42 (Call 11/30/41)	25	25,299
FedEx Corp.
3.90%, 02/01/35	25	22,930
4.00%, 01/15/24	25	26,026
4.10%, 04/15/43	25	22,593
4.10%, 02/01/45	25	22,517
4.90%, 01/15/34	25	25,792
8.00%, 01/15/19	25	29,575

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (Continued)

iSHARES® Baa - Ba RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal or Shares (000s)	Value
Norfolk Southern Corp.
2.90%, 02/15/23 (Call 11/15/22)	$25	$24,374
3.25%, 12/01/21 (Call 09/01/21)	50	50,456
3.95%, 10/01/42 (Call 04/01/42)	25	22,434
4.45%, 06/15/45 (Call 12/15/44)	25	24,160
4.84%, 10/01/41	25	25,434
5.75%, 04/01/18	25	27,287
6.00%, 05/23/11	25	27,309

		1,059,109

TOTAL CORPORATE BONDS & NOTES (Cost: $51,848,166)		49,833,889

SHORT-TERM INVESTMENTS — 10.35%

MONEY MARKET FUNDS — 10.35%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[d,e,f]	4,478	4,478,196
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[d,e,f]	392	392,304
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[d,e]	369	368,615

		5,239,115

TOTAL SHORT-TERM INVESTMENTS (Cost: $5,239,115)		5,239,115

TOTAL INVESTMENTS IN SECURITIES — 108.82% (Cost: $57,087,281)		55,073,004
Other Assets, Less Liabilities — (8.82)%		(4,464,431)

NET ASSETS — 100.00%		$50,608,573

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Variable rate security. Rate shown is as of report date.
[d]	Affiliated issuer. See Note 2.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

84	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® B - Ca RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 96.01%

ADVERTISING — 0.62%
Getty Images Inc.
7.00%, 10/15/20 (Call 11/30/15)[a]	$15	$4,500
inVentiv Health Inc.
9.00%, 01/15/18 (Call 01/15/16)[a]	25	25,812
MDC Partners Inc.
6.75%, 04/01/20 (Call 04/01/16)[a]	15	15,263
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.25%, 02/15/22 (Call 02/15/17)	10	10,275
Visant Corp.
10.00%, 10/01/17 (Call 11/30/15)	15	15,412

		71,262
AEROSPACE & DEFENSE — 0.80%
TransDigm Inc.
5.50%, 10/15/20 (Call 11/30/15)[b]	35	35,087
6.00%, 07/15/22 (Call 07/15/17)	30	30,300
6.50%, 07/15/24 (Call 07/15/19)	25	25,438

		90,825
AGRICULTURE — 0.21%
Alliance One International Inc.
9.88%, 07/15/21 (Call 07/15/17)[b]	15	12,919
Vector Group Ltd.
7.75%, 02/15/21 (Call 02/15/16)	10	10,675

		23,594
AIRLINES — 0.45%
American Airlines Group Inc.
5.50%, 10/01/19[a]	25	25,387
U.S. Airways Group Inc.
6.13%, 06/01/18	25	25,969

		51,356
AUTO MANUFACTURERS — 0.17%
Navistar International Corp.
8.25%, 11/01/21 (Call 11/30/15)	25	19,500

		19,500
AUTO PARTS & EQUIPMENT — 0.23%
American Axle & Manufacturing Inc.
6.63%, 10/15/22 (Call 10/15/17)	25	26,563

		26,563

Security	Principal (000s)	Value
BANKS — 1.04%
Provident Funding Associates LP/PFG Finance Corp.
6.75%, 06/15/21 (Call 06/15/16)[a]	$15	$14,400
Royal Bank of Scotland Group PLC
7.64%, 12/31/49 (Call 09/30/17)[c]	100	104,450

		118,850
BEVERAGES — 0.22%
Cott Beverages Inc.
5.38%, 07/01/22 (Call 07/01/17)	25	24,875

		24,875
BIOTECHNOLOGY — 0.19%
Concordia Healthcare Corp.
7.00%, 04/15/23 (Call 04/15/18)[a]	25	21,750

		21,750
BUILDING MATERIALS — 0.88%
Associated Materials LLC/AMH New Finance Inc.
9.13%, 11/01/17 (Call 11/30/15)	15	11,963
Builders FirstSource Inc.
10.75%, 08/15/23 (Call 08/15/18)[a,b]	15	15,487
Griffon Corp.
5.25%, 03/01/22 (Call 03/01/17)	15	14,738
Nortek Inc.
8.50%, 04/15/21 (Call 04/15/16)	25	26,500
Ply Gem Industries Inc.
6.50%, 02/01/22 (Call 02/01/17)	15	14,625
USG Corp.
9.75%, 01/15/18	15	16,837

		100,150
CHEMICALS — 2.13%
Chemours Co. (The)
6.63%, 05/15/23 (Call 05/15/18)[a,b]	25	18,656
7.00%, 05/15/25 (Call 05/15/20)[a]	40	29,800
Hexion Inc.
6.63%, 04/15/20 (Call 11/30/15)[b]	50	42,375
8.88%, 02/01/18 (Call 11/30/15)	25	19,125
Hexion Inc./Hexion Nova Scotia Finance ULC
9.00%, 11/15/20 (Call 11/30/15)	10	5,300
Huntsman International LLC
4.88%, 11/15/20 (Call 08/15/20)	25	23,516

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (Continued)

iSHARES® B - Ca RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Momentive Performance Materials Inc.
3.88%, 10/24/21 (Call 11/30/15)	$25	$20,000
MPM Escrow LLC
8.88%, 10/15/20	50	—
Platform Specialty Products Corp.
6.50%, 02/01/22 (Call 02/01/18)[a]	25	21,250
PQ Corp.
8.75%, 11/01/18 (Call 11/30/15)[a]	25	25,219
TPC Group Inc.
8.75%, 12/15/20 (Call 12/15/16)[a]	15	12,264
Tronox Finance LLC
6.38%, 08/15/20 (Call 11/30/15)	25	17,805
7.50%, 03/15/22 (Call 03/15/18)[a]	10	7,075

		242,385
COAL — 0.65%
Arch Coal Inc.
7.25%, 10/01/20 (Call 11/30/15)	25	656
7.25%, 06/15/21 (Call 06/15/16)	35	963
CONSOL Energy Inc.
5.88%, 04/15/22 (Call 04/15/17)[b]	40	25,300
8.00%, 04/01/23 (Call 04/01/18)[a]	15	10,462
Foresight Energy LLC/Foresight Energy Finance Corp.
7.88%, 08/15/21 (Call 08/15/16)[a]	10	7,350
Murray Energy Corp.
11.25%, 04/15/21 (Call 04/15/18)[a]	35	9,363
Peabody Energy Corp.
6.00%, 11/15/18	75	13,125
10.00%, 03/15/22 (Call 03/15/18)[a]	25	6,750

		73,969
COMMERCIAL SERVICES — 4.10%
Acosta Inc.
7.75%, 10/01/22 (Call 10/01/17)[a]	25	24,188
Ahern Rentals Inc.
7.38%, 05/15/23 (Call 05/15/18)[a,b]	15	13,950
APX Group Inc.
6.38%, 12/01/19 (Call 12/01/15)	25	24,312
8.75%, 12/01/20 (Call 12/01/15)[b]	15	12,375
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
5.50%, 04/01/23 (Call 04/01/18)[b]	25	25,906
Brand Energy & Infrastructure Services Inc.
8.50%, 12/01/21 (Call 12/01/16)[a]	15	13,575

Security	Principal (000s)	Value
Cenveo Corp.
6.00%, 08/01/19 (Call 02/01/19)[a]	$15	$13,163
Envision Healthcare Corp.
5.13%, 07/01/22 (Call 07/01/17)[a]	15	14,550
ExamWorks Group Inc.
5.63%, 04/15/23 (Call 04/15/18)	15	15,600
H&E Equipment Services Inc.
7.00%, 09/01/22 (Call 09/01/17)[b]	10	10,150
Harland Clarke Holdings Corp.
9.25%, 03/01/21 (Call 03/01/17)[a]	25	21,250
Hertz Corp. (The)
5.88%, 10/15/20 (Call 11/30/15)[b]	25	25,875
6.75%, 04/15/19 (Call 11/30/15)	50	51,312
Iron Mountain Inc.
5.75%, 08/15/24 (Call 08/15/17)	35	35,175
Jaguar Holding Co. II/Pharmaceutical Product Development LLC
6.38%, 08/01/23 (Call 08/01/18)[a]	25	25,031
Laureate Education Inc.
9.25%, 09/01/19 (Call 11/30/15)[a]	35	27,825
Monitronics International Inc.
9.13%, 04/01/20 (Call 04/01/16)	10	8,700
United Rentals North America Inc.
5.75%, 11/15/24 (Call 05/15/19)[b]	50	50,750
7.38%, 05/15/20 (Call 05/15/16)[b]	25	26,531
7.63%, 04/15/22 (Call 04/15/17)	25	27,128

		467,346
COMPUTERS — 0.58%
Riverbed Technology Inc.
8.88%, 03/01/23 (Call 03/01/18)[a,b]	15	13,950
SunGard Data Systems Inc.
6.63%, 11/01/19 (Call 11/30/15)	25	25,875
7.63%, 11/15/20 (Call 11/30/15)	25	26,065

		65,890
COSMETICS & PERSONAL CARE — 0.26%
First Quality Finance Co. Inc.
4.63%, 05/15/21 (Call 05/15/16)[a]	15	13,913
Revlon Consumer Products Corp.
5.75%, 02/15/21 (Call 02/15/16)[b]	15	15,187

		29,100
DISTRIBUTION & WHOLESALE — 1.11%
American Builders & Contractors Supply Co. Inc.
5.63%, 04/15/21 (Call 04/15/16)[a]	15	15,413

86	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® B - Ca RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
American Tire Distributors Inc.
10.25%, 03/01/22 (Call 03/01/18)[a]	$25	$25,250
HD Supply Inc.
5.25%, 12/15/21 (Call 12/15/17)[a]	25	26,250
7.50%, 07/15/20 (Call 10/15/16)[b]	30	31,950
11.50%, 07/15/20 (Call 10/15/16)	25	28,281

		127,144
DIVERSIFIED FINANCIAL SERVICES — 1.59%
DFC Finance Corp.
10.50%, 06/15/20 (Call 06/15/17)[a]	15	10,350
Enova International Inc.
9.75%, 06/01/21 (Call 06/01/17)	15	12,712
KCG Holdings Inc.
6.88%, 03/15/20 (Call 03/15/17)[a]	25	23,750
National Financial Partners Corp.
9.00%, 07/15/21 (Call 07/15/16)[a]	25	24,500
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 07/01/21 (Call 01/01/17)	15	13,725
OneMain Financial Holdings Inc.
7.25%, 12/15/21 (Call 12/15/17)[a]	25	26,125
Springleaf Finance Corp.
5.25%, 12/15/19[b]	50	49,750
TMX Finance LLC/TitleMax Finance Corp.
8.50%, 09/15/18 (Call 11/30/15)[a,b]	10	7,850
Walter Investment Management Corp.
7.88%, 12/15/21 (Call 12/15/16)	15	12,150

		180,912
ELECTRIC — 3.88%
Calpine Corp.
5.38%, 01/15/23 (Call 10/15/18)[b]	30	28,687
5.50%, 02/01/24 (Call 02/01/19)[b]	25	23,750
5.75%, 01/15/25 (Call 10/15/19)[b]	40	37,900
Dynegy Inc.
6.75%, 11/01/19 (Call 05/01/17)	50	49,875
7.38%, 11/01/22 (Call 11/01/18)	50	50,125
7.63%, 11/01/24 (Call 11/01/19)	30	30,075
GenOn Energy Inc.
7.88%, 06/15/17[b]	25	23,188
9.50%, 10/15/18	25	22,000
NRG Energy Inc.
6.25%, 07/15/22 (Call 07/15/18)	25	23,000
6.25%, 05/01/24 (Call 05/01/19)	25	22,375

Security	Principal (000s)	Value
6.63%, 03/15/23 (Call 09/15/17)	$20	$18,600
7.63%, 01/15/18	25	26,187
7.88%, 05/15/21 (Call 05/15/16)	25	24,875
8.25%, 09/01/20 (Call 11/30/15)[b]	25	25,625
Talen Energy Supply LLC
6.50%, 06/01/25 (Call 06/01/20)[a]	25	22,188
Terraform Global Operating LLC
9.75%, 08/15/22 (Call 08/15/18)[a]	15	13,425

		441,875
ELECTRICAL COMPONENTS & EQUIPMENT — 0.53%
Belden Inc.
5.50%, 09/01/22 (Call 09/01/17)[a]	25	24,750
General Cable Corp.
5.75%, 10/01/22 (Call 10/01/17)	25	21,562
WESCO Distribution Inc.
5.38%, 12/15/21 (Call 12/15/16)	15	14,513

		60,825
ENERGY – ALTERNATE SOURCES — 0.20%
TerraForm Power Operating LLC
5.88%, 02/01/23 (Call 02/01/18)[a]	25	23,063

		23,063
ENGINEERING & CONSTRUCTION — 0.22%
SBA Communications Corp.
4.88%, 07/15/22 (Call 07/15/17)	25	25,561

		25,561
ENTERTAINMENT — 1.46%
AMC Entertainment Inc.
5.75%, 06/15/25 (Call 06/15/20)	15	15,113
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
5.25%, 03/15/21 (Call 03/15/16)	15	15,638
Cinemark USA Inc.
4.88%, 06/01/23 (Call 06/01/18)	10	9,863
Mohegan Tribal Gaming Authority
9.75%, 09/01/21 (Call 09/01/16)	15	15,450
Regal Entertainment Group
5.75%, 03/15/22 (Call 03/15/17)[b]	25	25,812
Scientific Games International Inc.
10.00%, 12/01/22 (Call 12/01/18)	50	44,250
Six Flags Entertainment Corp.
5.25%, 01/15/21 (Call 01/15/16)[a]	25	25,937
WMG Acquisition Corp.
6.75%, 04/15/22 (Call 04/15/17)[a]	15	13,884

		165,947

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (Continued)

iSHARES® B - Ca RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
ENVIRONMENTAL CONTROL — 0.39%
ADS Waste Holdings Inc.
8.25%, 10/01/20 (Call 10/01/16)	$25	$26,219
Tervita Corp.
8.00%, 11/15/18 (Call 11/30/15)[a]	25	18,375

		44,594
FOOD — 2.08%
Aramark Services Inc.
5.75%, 03/15/20 (Call 11/30/15)	20	20,875
B&G Foods Inc.
4.63%, 06/01/21 (Call 06/01/16)	15	14,944
Ingles Markets Inc.
5.75%, 06/15/23 (Call 06/15/18)	25	25,500
Post Holdings Inc.
6.00%, 12/15/22 (Call 06/15/18)[a]	25	25,125
6.75%, 12/01/21 (Call 12/01/17)[a]	20	20,700
7.38%, 02/15/22 (Call 02/15/17)	25	26,340
7.75%, 03/15/24 (Call 09/15/18)[a]	15	15,975
Safeway Inc.
7.25%, 02/01/31	20	19,400
Smithfield Foods Inc.
6.63%, 08/15/22 (Call 08/15/17)	25	26,750
U.S. Foods Inc.
8.50%, 06/30/19 (Call 11/30/15)	25	26,000
WhiteWave Foods Co. (The)
5.38%, 10/01/22	15	16,087

		237,696
FOREST PRODUCTS & PAPER — 0.14%
Cascades Inc.
5.50%, 07/15/22 (Call 07/15/17)[a]	15	14,588
Verso Paper Holdings LLC/Verso Paper Inc.
11.75%, 01/15/19 (Call 01/07/16)	10	1,850

		16,438
GAS — 0.90%
Sabine Pass LNG LP
7.50%, 11/30/16	100	103,187

		103,187
HEALTH CARE – PRODUCTS — 3.74%
ConvaTec Finance International SA
8.25% (9.00% PIK), 01/15/19 (Call 11/30/15)[a,b,d]	200	199,500

Security	Principal (000s)	Value
Crimson Merger Sub Inc.
6.63%, 05/15/22 (Call 05/15/17)[a,b]	$35	$30,319
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp.
8.13%, 06/15/21 (Call 06/15/18)[a]	25	24,812
Hologic Inc.
5.25%, 07/15/22 (Call 07/15/18)[a]	25	26,094
Kinetic Concepts Inc./KCI USA Inc.
10.50%, 11/01/18 (Call 11/30/15)	50	52,795
Mallinckrodt International Finance SA
4.75%, 04/15/23	25	21,750
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
5.50%, 04/15/25 (Call 04/15/20)[a,b]	10	9,097
5.63%, 10/15/23 (Call 10/15/18)[a]	25	23,594
5.75%, 08/01/22 (Call 08/01/17)[a]	25	23,765
Universal Hospital Services Inc.
7.63%, 08/15/20 (Call 11/30/15)	15	14,306

		426,032
HEALTH CARE – SERVICES — 6.37%
Amsurg Corp.
5.63%, 07/15/22 (Call 07/15/17)	25	24,563
CHS/Community Health Systems Inc.
6.88%, 02/01/22 (Call 02/01/18)	75	75,562
7.13%, 07/15/20 (Call 07/15/16)[b]	25	25,625
8.00%, 11/15/19 (Call 11/30/15)	40	41,600
DaVita HealthCare Partners Inc.
5.00%, 05/01/25 (Call 05/01/20)	45	44,671
5.13%, 07/15/24 (Call 07/15/19)[b]	35	35,525
5.75%, 08/15/22 (Call 08/15/17)	25	26,250
HCA Holdings Inc.
6.25%, 02/15/21	25	27,312
HCA Inc.
5.38%, 02/01/25	65	66,706
5.88%, 05/01/23	30	31,800
7.50%, 02/15/22	50	57,500
HealthSouth Corp.
5.75%, 11/01/24 (Call 11/01/17)	25	25,000
IASIS Healthcare LLC/IASIS Capital Corp.
8.38%, 05/15/19 (Call 11/30/15)	25	25,563
Kindred Healthcare Inc.
8.75%, 01/15/23	15	15,638

88	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® B - Ca RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
MPH Acquisition Holdings LLC
6.63%, 04/01/22 (Call 04/01/17)[a,b]	$25	$25,500
Select Medical Corp.
6.38%, 06/01/21 (Call 06/01/16)	15	13,275
Tenet Healthcare Corp.
5.00%, 03/01/19	25	24,438
6.75%, 06/15/23[b]	40	39,700
8.00%, 08/01/20 (Call 11/30/15)[b]	25	25,875
8.13%, 04/01/22	70	74,025

		726,128
HOLDING COMPANIES – DIVERSIFIED — 1.24%
Alphabet Holding Co. Inc.
7.75% (8.50% PIK), 11/01/17 (Call 11/30/15)[b],d	25	24,563
Argos Merger Sub Inc.
7.13%, 03/15/23 (Call 03/15/18)[a,b]	50	52,625
HRG Group Inc.
7.75%, 01/15/22 (Call 01/15/17)	25	24,812
Nielsen Co. Luxembourg Sarl (The)
5.50%, 10/01/21 (Call 10/01/16)[a,b]	25	25,906
Opal Acquisition Inc.
8.88%, 12/15/21 (Call 12/15/16)[a]	15	13,331

		141,237
HOME BUILDERS — 0.30%
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp.
6.13%, 07/01/22 (Call 07/01/17)[a]	25	24,563
Taylor Morrison Communities Inc./Monarch Communities Inc.
5.25%, 04/15/21 (Call 04/15/16)[a]	10	10,075

		34,638
HOUSEHOLD PRODUCTS & WARES — 2.32%
Jarden Corp.
7.50%, 05/01/17	15	16,163
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.75%, 10/15/20 (Call 11/30/15)[b]	50	52,000
8.25%, 02/15/21 (Call 02/15/16)[b]	150	155,812
Spectrum Brands Inc.
5.75%, 07/15/25 (Call 07/15/20)[a]	25	26,656
Sun Products Corp. (The)
7.75%, 03/15/21 (Call 03/15/16)[a]	15	14,063

		264,694

Security	Principal (000s)	Value
HOUSEWARES — 0.09%
RSI Home Products Inc.
6.50%, 03/15/23 (Call 03/15/18)[a]	$10	$10,325

		10,325
INSURANCE — 0.65%
Genworth Holdings Inc.
6.15%, 11/15/66 (Call 11/15/16)[c]	10	4,450
HUB International Ltd.
7.88%, 10/01/21 (Call 10/01/16)[a]	30	29,925
USI Inc./NY
7.75%, 01/15/21 (Call 01/15/16)[a]	25	25,000
Wayne Merger Sub LLC
8.25%, 08/01/23 (Call 08/01/18)[a]	15	14,906

		74,281
INTERNET — 1.40%
Equinix Inc.
5.38%, 01/01/22 (Call 01/01/18)	25	26,117
5.75%, 01/01/25 (Call 01/01/20)	25	26,062
Netflix Inc.
5.50%, 02/15/22[a]	25	26,375
5.88%, 02/15/25[a]	15	15,863
TIBCO Software Inc.
11.38%, 12/01/21 (Call 12/01/17)[a]	25	24,125
Zayo Group LLC/Zayo Capital Inc.
6.00%, 04/01/23 (Call 04/01/18)[a]	40	40,780

		159,322
IRON & STEEL — 0.32%
AK Steel Corp.
7.63%, 05/15/20 (Call 11/30/15)[b]	15	7,800
Cliffs Natural Resources Inc.
7.75%, 03/31/20 (Call 03/31/17)[a,b]	15	6,000
Joseph T Ryerson & Son Inc.
9.00%, 10/15/17 (Call 11/30/15)	10	8,725
Signode Industrial Group Lux SA/Signode Industrial Group U.S. Inc.
6.38%, 05/01/22 (Call 05/01/17)[a]	15	14,063

		36,588
LEISURE TIME — 0.11%
24 Hour Holdings III LLC
8.00%, 06/01/22 (Call 06/01/17)[a]	15	12,300

		12,300
LODGING — 2.86%
Boyd Gaming Corp.
6.88%, 05/15/23 (Call 05/15/18)	25	26,500

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (Continued)

iSHARES® B - Ca RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties
8.00%, 10/01/20 (Call 10/01/16)	$25	$24,813
11.00%, 10/01/21 (Call 10/01/16)	20	19,100
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance Inc.
9.38%, 05/01/22 (Call 05/01/17)	20	16,550
Felcor Lodging LP
5.63%, 03/01/23 (Call 03/01/18)	25	25,875
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
5.63%, 10/15/21 (Call 10/15/16)	35	36,633
MGM Resorts International
5.25%, 03/31/20[b]	25	25,500
6.00%, 03/15/23[b]	25	25,375
6.63%, 12/15/21	25	26,687
6.75%, 10/01/20	25	26,625
7.75%, 03/15/22	25	27,750
8.63%, 02/01/19	25	28,250
Station Casinos LLC
7.50%, 03/01/21 (Call 03/01/16)	15	16,013

		325,671
MACHINERY — 0.93%
BlueLine Rental Finance Corp.
7.00%, 02/01/19 (Call 02/01/16)[a,b]	25	25,219
Gardner Denver Inc.
6.88%, 08/15/21 (Call 08/15/16)[a]	15	12,975
Manitowoc Co. Inc. (The)
8.50%, 11/01/20 (Call 11/30/15)	15	15,619
Terex Corp.
6.00%, 05/15/21 (Call 11/15/16)	25	24,755
Zebra Technologies Corp.
7.25%, 10/15/22 (Call 10/15/17)[b]	25	27,281

		105,849
MANUFACTURING — 1.37%
Bombardier Inc.
5.50%, 09/15/18[a,b]	30	28,125
6.13%, 01/15/23[a]	50	38,750
7.50%, 03/15/25 (Call 03/15/20)[a]	50	38,875
7.75%, 03/15/20[a]	35	30,537
Gates Global LLC/Gates Global Co.
6.00%, 07/15/22 (Call 07/15/17)[a,b]	25	20,063

		156,350

Security	Principal (000s)	Value
MEDIA — 10.23%
AMC Networks Inc.
4.75%, 12/15/22 (Call 12/15/17)	$25	$25,094
Cablevision Systems Corp.
5.88%, 09/15/22	25	20,750
8.63%, 09/15/17	50	53,125
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13%, 12/15/21 (Call 06/15/16)[a]	25	24,019
6.38%, 09/15/20 (Call 11/30/15)[a]	50	50,062
Clear Channel Worldwide Holdings Inc.
6.50%, 11/15/22 (Call 11/15/17)	55	57,025
Series B
7.63%, 03/15/20 (Call 11/30/15)[b]	45	46,687
Cumulus Media Holdings Inc.
7.75%, 05/01/19 (Call 11/30/15)[b]	15	9,975
iHeartCommunications Inc.
9.00%, 12/15/19 (Call 11/30/15)[b]	30	25,387
9.00%, 03/01/21 (Call 03/01/16)	35	28,787
9.00%, 09/15/22 (Call 09/15/17)[b]	15	12,263
10.00%, 01/15/18 (Call 07/15/16)[b]	25	13,250
10.63%, 03/15/23 (Call 03/15/18)	25	21,000
11.25%, 03/01/21 (Call 03/01/16)	25	21,375
McClatchy Co. (The)
9.00%, 12/15/22 (Call 12/15/17)	15	14,344
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance
9.75%, 04/01/21 (Call 04/01/16)	25	27,375
Neptune Finco Corp.
10.88%, 10/15/25 (Call 10/15/20)[a]	200	213,500
Nexstar Broadcasting Inc.
6.88%, 11/15/20 (Call 11/30/15)	10	10,338
Nielsen Finance LLC/Nielsen Finance Co.
5.00%, 04/15/22 (Call 04/15/17)[a]	55	55,894
Numericable-SFR SAS
6.00%, 05/15/22 (Call 05/15/17)[a]	200	200,500
Quebecor Media Inc.
5.75%, 01/15/23	25	25,625
Sinclair Television Group Inc.
5.38%, 04/01/21 (Call 04/01/16)	25	25,062
5.63%, 08/01/24 (Call 08/01/19)[a,b]	15	14,700
Time Inc.
5.75%, 04/15/22 (Call 04/15/17)[a]	15	15,000

90	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® B - Ca RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Tribune Media Co.
5.88%, 07/15/22 (Call 07/15/18)[a]	$25	$25,687
Univision Communications Inc.
5.13%, 05/15/23 (Call 05/15/18)[a]	25	24,750
5.13%, 02/15/25 (Call 02/15/20)[a]	30	29,475
6.75%, 09/15/22 (Call 09/15/17)[a]	23	24,294
8.50%, 05/15/21 (Call 11/30/15)[a,b]	25	26,125
WideOpenWest Finance LLC/WideOpenWest Capital Corp.
10.25%, 07/15/19 (Call 11/30/15)	25	24,969

		1,166,437
METAL FABRICATE & HARDWARE — 0.17%
JMC Steel Group Inc.
8.25%, 03/15/18 (Call 11/30/15)[a]	15	10,200
Wise Metals Group LLC/Wise Alloys Finance Corp.
8.75%, 12/15/18 (Call 06/15/16)[a]	10	9,450

		19,650
MINING — 1.77%
Aleris International Inc.
7.88%, 11/01/20 (Call 11/30/15)	13	12,220
First Quantum Minerals Ltd.
6.75%, 02/15/20 (Call 02/15/17)[a,b]	25	19,031
7.00%, 02/15/21 (Call 02/15/18)[a]	50	37,000
FMG Resources August 2006 Pty Ltd.
6.88%, 04/01/22 (Call 04/01/17)[a,b]	10	7,150
8.25%, 11/01/19 (Call 11/30/15)[a,b]	40	34,000
HudBay Minerals Inc.
9.50%, 10/01/20 (Call 10/01/16)	25	21,813
IAMGOLD Corp.
6.75%, 10/01/20 (Call 10/01/16)[a]	10	7,550
New Gold Inc.
6.25%, 11/15/22 (Call 11/15/17)[a]	15	12,863
Novelis Inc.
8.38%, 12/15/17 (Call 11/30/15)	25	25,187
8.75%, 12/15/20 (Call 12/15/15)	25	25,062

		201,876
OFFICE & BUSINESS EQUIPMENT — 0.23%
CDW LLC/CDW Finance Corp.
5.50%, 12/01/24 (Call 06/01/24)	25	26,188

		26,188

Security	Principal (000s)	Value
OIL & GAS — 7.27%
American Energy-Permian Basin LLC/AEPB Finance Corp.
7.13%, 11/01/20 (Call 01/31/17)[a,b]	$10	$5,375
7.38%, 11/01/21 (Call 07/31/17)[a,b]	15	8,175
Atwood Oceanics Inc.
6.50%, 02/01/20 (Call 02/01/16)	25	19,250
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.13%, 11/15/22 (Call 11/15/17)[a]	25	23,375
Bonanza Creek Energy Inc.
6.75%, 04/15/21 (Call 04/15/17)	10	7,200
BreitBurn Energy Partners LP/BreitBurn Finance Corp.
7.88%, 04/15/22 (Call 01/15/17)	25	9,375
California Resources Corp.
5.00%, 01/15/20 (Call 12/15/19)	25	18,187
5.50%, 09/15/21 (Call 06/15/21)	50	34,375
6.00%, 11/15/24 (Call 08/15/24)[b]	50	34,000
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.50%, 04/15/21 (Call 04/15/17)	15	13,950
Carrizo Oil & Gas Inc.
6.25%, 04/15/23 (Call 04/15/18)	25	23,781
Chaparral Energy Inc.
7.63%, 11/15/22 (Call 05/15/17)	15	4,950
Clayton Williams Energy Inc.
7.75%, 04/01/19 (Call 11/30/15)	15	13,800
Comstock Resources Inc.
10.00%, 03/15/20 (Call 03/15/16)[a,b]	15	9,788
CVR Refining LLC/Coffeyville Finance Inc.
6.50%, 11/01/22 (Call 11/01/17)[b]	10	9,825
Denbury Resources Inc.
4.63%, 07/15/23 (Call 01/15/18)	25	16,687
5.50%, 05/01/22 (Call 05/01/17)[b]	35	24,500
Drill Rigs Holdings Inc.
6.50%, 10/01/17 (Call 11/30/15)[a]	25	17,047
Eclipse Resources Corp.
8.88%, 07/15/23 (Call 07/15/18)[a]	10	7,800
Endeavor Energy Resources LP/EER Finance Inc.
7.00%, 08/15/21 (Call 08/15/16)[a]	10	9,600

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (Continued)

iSHARES® B - Ca RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Energy XXI Gulf Coast Inc.
7.50%, 12/15/21 (Call 12/15/16)[b]	$25	$4,875
9.25%, 12/15/17 (Call 11/30/15)	25	8,138
11.00%, 03/15/20 (Call 09/15/17)[a,b]	25	13,469
EP Energy LLC/Everest Acquisition Finance Inc.
6.38%, 06/15/23 (Call 06/15/18)	15	11,288
9.38%, 05/01/20 (Call 05/01/16)	60	52,200
EPL Oil & Gas Inc.
8.25%, 02/15/18 (Call 11/30/15)[b]	15	4,725
EV Energy Partners LP/EV Energy Finance Corp.
8.00%, 04/15/19 (Call 11/30/15)	15	10,425
EXCO Resources Inc.
7.50%, 09/15/18 (Call 11/30/15)	15	4,125
8.50%, 04/15/22 (Call 04/15/17)	10	2,300
Halcon Resources Corp.
8.63%, 02/01/20 (Call 02/01/17)[a,b]	15	12,938
13.00%, 02/15/22 (Call 08/15/18)[a]	25	14,562
Harvest Operations Corp.
6.88%, 10/01/17	8	6,720
Jones Energy Holdings LLC/Jones Energy Finance Corp.
6.75%, 04/01/22 (Call 04/01/17)	15	12,038
Jupiter Resources Inc.
8.50%, 10/01/22 (Call 10/01/17)[a,b]	25	13,000
Laredo Petroleum Inc.
7.38%, 05/01/22 (Call 05/01/17)	15	14,812
Legacy Reserves LP/Legacy Reserves Finance Corp.
6.63%, 12/01/21 (Call 06/01/17)	15	9,900
Linn Energy LLC/Linn Energy Finance Corp.
6.25%, 11/01/19 (Call 11/30/15)	35	8,225
6.50%, 05/15/19 (Call 11/30/15)	25	6,500
6.50%, 09/15/21 (Call 09/15/17)	25	5,500
7.75%, 02/01/21 (Call 11/30/15)	25	5,750
8.63%, 04/15/20 (Call 11/30/15)	25	6,500
MEG Energy Corp.
6.38%, 01/30/23 (Call 07/30/17)[a]	25	21,062
6.50%, 03/15/21 (Call 11/30/15)[a]	15	13,163
7.00%, 03/31/24 (Call 09/30/18)[a]	25	21,625

Security	Principal (000s)	Value
Memorial Production Partners LP/Memorial Production Finance Corp.
7.63%, 05/01/21 (Call 05/01/17)	$15	$10,050
Memorial Resource Development Corp.
5.88%, 07/01/22 (Call 07/01/17)	15	14,137
Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC
10.00%, 06/01/20 (Call 06/01/17)[a]	15	10,388
Northern Oil and Gas Inc.
8.00%, 06/01/20 (Call 06/01/16)	15	12,405
Oasis Petroleum Inc.
6.88%, 03/15/22 (Call 09/15/17)	25	21,312
Ocean Rig UDW Inc.
7.25%, 04/01/19 (Call 04/01/17)[a]	10	4,650
Offshore Group Investment Ltd.
7.13%, 04/01/23 (Call 04/01/18)	15	4,406
7.50%, 11/01/19 (Call 11/30/15)	25	7,344
Parsley Energy LLC/Parsley Finance Corp.
7.50%, 02/15/22 (Call 02/15/17)[a,b]	10	10,075
PDC Energy Inc.
7.75%, 10/15/22 (Call 10/15/17)	10	10,050
Penn Virginia Corp.
8.50%, 05/01/20 (Call 05/01/17)[b]	15	4,350
RSP Permian Inc.
6.63%, 10/01/22 (Call 10/01/17)	10	9,900
Sanchez Energy Corp.
6.13%, 01/15/23 (Call 07/15/18)[b]	25	18,125
7.75%, 06/15/21 (Call 06/15/17)[b]	20	15,900
SandRidge Energy Inc.
8.75%, 06/01/20 (Call 06/01/17)[a]	25	15,281
Seven Generations Energy Ltd.
8.25%, 05/15/20 (Call 05/15/16)[a]	15	14,550
Seventy Seven Energy Inc.
6.50%, 07/15/22 (Call 07/15/17)	25	7,563
Stone Energy Corp.
7.50%, 11/15/22 (Call 11/15/17)	15	9,675
Ultra Petroleum Corp.
6.13%, 10/01/24 (Call 10/01/19)[a,b]	25	14,000
Vanguard Natural Resources LLC/VNR Finance Corp.
7.88%, 04/01/20 (Call 04/01/16)[b]	15	8,981
W&T Offshore Inc.
8.50%, 06/15/19 (Call 11/30/15)	25	11,250

		829,272

92	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® B - Ca RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
OIL & GAS SERVICES — 0.49%
FTS International Inc.
6.25%, 05/01/22 (Call 05/01/17)	$15	$3,450
Gulfmark Offshore Inc.
6.38%, 03/15/22 (Call 03/15/17)	15	9,263
Key Energy Services Inc.
6.75%, 03/01/21 (Call 03/01/16)[b]	25	8,000
McDermott International Inc.
8.00%, 05/01/21 (Call 05/01/17)[a]	15	12,900
PHI Inc.
5.25%, 03/15/19 (Call 03/15/16)	25	22,125

		55,738
PACKAGING & CONTAINERS — 0.59%
Berry Plastics Corp.
5.50%, 05/15/22 (Call 05/15/17)	25	25,750
BWAY Holding Co.
9.13%, 08/15/21 (Call 08/15/17)[a]	15	14,588
Owens-Brockway Glass Container Inc.
5.88%, 08/15/23[a]	25	26,531

		66,869
PHARMACEUTICALS — 5.32%
Capsugel SA
7.00% (7.75% PIK), 05/15/19 (Call 11/16/15)[a,d]	25	25,187
Endo Finance LLC
5.75%, 01/15/22 (Call 01/15/17)[a]	25	24,437
Endo Finance LLC/Endo Finco Inc.
5.38%, 01/15/23 (Call 07/15/17)[a]	40	39,228
Endo Ltd./Endo Finance LLC/Endo Finco Inc.
6.00%, 02/01/25 (Call 02/01/20)[a]	200	198,500
NBTY Inc.
9.00%, 10/01/18 (Call 11/30/15)	25	25,594
Valeant Pharmaceuticals International Inc.
5.38%, 03/15/20 (Call 03/15/17)[a]	50	43,500
5.50%, 03/01/23 (Call 03/01/18)[a]	25	21,000
5.63%, 12/01/21 (Call 12/01/16)[a]	25	21,688
5.88%, 05/15/23 (Call 05/15/18)[a,b]	50	42,094
6.13%, 04/15/25 (Call 04/15/20)[a]	60	50,475
6.38%, 10/15/20 (Call 10/15/16)[a]	25	22,375
6.75%, 08/15/18 (Call 11/30/15)[a]	25	24,127
7.00%, 10/01/20 (Call 11/30/15)[a]	25	23,125

Security	Principal (000s)	Value
7.50%, 07/15/21 (Call 07/15/16)[a]	$50	$45,625

		606,955
PIPELINES — 1.70%
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.13%, 03/01/22 (Call 11/01/16)	25	21,500
DCP Midstream LLC
5.85%, 05/21/43 (Call 05/21/23)[a,c]	15	11,962
Genesis Energy LP/Genesis Energy Finance Corp.
6.75%, 08/01/22 (Call 08/01/18)	20	19,500
Kindred Healthcare Inc.
8.00%, 01/15/20	25	25,875
NGPL PipeCo LLC
7.12%, 12/15/17[a]	100	92,500
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp.
6.50%, 04/01/19 (Call 10/01/16)	25	22,250

		193,587
REAL ESTATE INVESTMENT TRUSTS — 0.65%
Communications Sales & Leasing Inc./CSL Capital LLC
8.25%, 10/15/23 (Call 04/15/19)	25	23,112
Iron Mountain Inc.
6.00%, 10/01/20 (Call 10/01/17)[a]	25	26,500
iStar Inc.
5.00%, 07/01/19 (Call 07/01/16)	25	24,469

		74,081
RETAIL — 4.36%
1011778 BC ULC/New Red Finance Inc.
4.63%, 01/15/22 (Call 10/01/17)[a]	30	30,450
6.00%, 04/01/22 (Call 10/01/17)[a,b]	50	52,312
Chinos Intermediate Holdings A Inc.
7.75% (8.50% PIK), 05/01/19 (Call 11/30/15)[a,d]	15	5,400
Claire’s Stores Inc.
9.00%, 03/15/19 (Call 11/30/15)[a,b]	25	20,438
Dollar Tree Inc.
5.25%, 03/01/20 (Call 03/01/17)[a]	25	26,063
5.75%, 03/01/23 (Call 03/01/18)[a]	50	52,687
Ferrellgas LP/Ferrellgas Finance Corp.
6.50%, 05/01/21 (Call 05/01/16)	25	23,188

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (Continued)

iSHARES® B - Ca RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Guitar Center Inc.
6.50%, 04/15/19 (Call 04/15/16)[a,b]	$10	$9,363
JC Penney Corp. Inc.
7.63%, 03/01/97	10	7,100
Landry’s Inc.
9.38%, 05/01/20 (Call 11/30/15)[a]	25	26,812
Men’s Wearhouse Inc. (The)
7.00%, 07/01/22 (Call 07/01/17)	10	10,400
Michaels Stores Inc.
5.88%, 12/15/20 (Call 12/15/16)[a,b]	25	26,375
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/21 (Call 10/15/16)[a]	30	31,162
New Albertsons Inc.
7.45%, 08/01/29	20	19,500
Penske Automotive Group Inc.
5.75%, 10/01/22 (Call 10/01/17)	10	10,325
Petco Holdings Inc.
8.50% (9.25% PIK), 10/15/17 (Call 11/30/15)[a,d]	25	25,438
Rite Aid Corp.
6.13%, 04/01/23 (Call 04/01/18)[a,b]	25	26,937
6.75%, 06/15/21 (Call 06/15/16)	50	53,687
Serta Simmons Bedding LLC
8.13%, 10/01/20 (Call 11/30/15)[a]	15	15,900
Toys R Us Property Co. II LLC
8.50%, 12/01/17 (Call 11/30/15)	25	24,188

		497,725
SEMICONDUCTORS — 0.62%
Advanced Micro Devices Inc.
6.75%, 03/01/19	10	7,700
Amkor Technology Inc.
6.38%, 10/01/22 (Call 10/01/16)[b]	10	9,711
Freescale Semiconductor Inc.
6.00%, 01/15/22 (Call 11/15/16)[a]	50	53,250

		70,661
SOFTWARE — 4.12%
Audatex North America Inc.
6.00%, 06/15/21 (Call 06/15/17)[a]	25	25,175
6.13%, 11/01/23 (Call 11/01/18)[a]	50	50,313
BMC Software Finance Inc.
8.13%, 07/15/21 (Call 07/15/16)[a]	45	34,819
Boxer Parent Co. Inc.
9.00% (9.75% PIK), 10/15/19 (Call 11/30/15)[a,b,d]	15	10,725

Security	Principal (000s)	Value
First Data Corp.
8.25%, 01/15/21 (Call 01/15/16)[a]	$50	$52,437
10.63%, 06/15/21 (Call 04/15/16)	25	27,906
11.25%, 01/15/21 (Call 11/02/15)	25	27,661
11.75%, 08/15/21 (Call 05/15/16)	35	39,900
12.63%, 01/15/21 (Call 01/15/16)	75	85,969
Infor Software Parent LLC/Infor Software Parent Inc.
7.13% (7.88% PIK), 05/01/21 (Call 05/01/17)[a,b,d]	25	21,641
Infor U.S. Inc.
6.50%, 05/15/22 (Call 05/15/18)[a]	50	47,375
Italics Merger Sub Inc.
7.13%, 07/15/23 (Call 07/15/18)[a,b]	20	19,840
Nuance Communications Inc.
5.38%, 08/15/20 (Call 08/15/16)[a]	25	25,500

		469,261
TELECOMMUNICATIONS — 10.62%
Alcatel-Lucent USA Inc.
6.45%, 03/15/29	35	36,969
Avaya Inc.
7.00%, 04/01/19 (Call 11/30/15)[a,b]	25	20,313
10.50%, 03/01/21 (Call 03/01/17)[a]	35	13,563
Cincinnati Bell Inc.
8.38%, 10/15/20 (Call 11/30/15)	25	26,062
CommScope Inc.
5.00%, 06/15/21 (Call 06/15/17)[a]	25	25,156
5.50%, 06/15/24 (Call 06/15/19)[a]	25	24,750
CommScope Technologies Finance LLC
6.00%, 06/15/25 (Call 06/15/20)[a]	25	25,375
Consolidated Communications Inc.
6.50%, 10/01/22 (Call 10/01/17)	15	13,268
DigitalGlobe Inc.
5.25%, 02/01/21 (Call 02/01/17)[a]	25	22,490
Hughes Satellite Systems Corp.
7.63%, 06/15/21	25	27,250
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 08/01/18)[b]	50	41,219
6.63%, 12/15/22 (Call 12/15/17)[b]	25	19,750
7.25%, 04/01/19 (Call 11/30/15)	25	23,437
7.25%, 10/15/20 (Call 11/30/15)	50	45,625
7.50%, 04/01/21 (Call 04/01/16)	25	22,563

94	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® B - Ca RATED CORPORATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Intelsat Luxembourg SA
6.75%, 06/01/18 (Call 06/01/16)[b]	$25	$22,188
7.75%, 06/01/21 (Call 06/01/17)	50	29,500
8.13%, 06/01/23 (Call 06/01/18)	25	14,813
Level 3 Financing Inc.
5.38%, 08/15/22 (Call 08/15/17)	25	25,437
5.38%, 05/01/25 (Call 05/01/20)[a]	35	35,087
5.63%, 02/01/23 (Call 02/01/18)	25	25,687
6.13%, 01/15/21 (Call 11/15/16)	25	26,344
7.00%, 06/01/20 (Call 06/01/16)	25	26,500
SBA Telecommunications Inc.
5.75%, 07/15/20 (Call 07/15/16)	25	26,094
Sprint Capital Corp.
6.88%, 11/15/28	25	20,750
6.90%, 05/01/19	50	48,000
8.75%, 03/15/32	25	22,500
Sprint Communications Inc.
6.00%, 12/01/16	25	25,281
6.00%, 11/15/22	25	21,362
7.00%, 08/15/20	25	23,188
8.38%, 08/15/17	25	25,531
Sprint Corp.
7.13%, 06/15/24	50	43,906
7.25%, 09/15/21	50	45,937
7.63%, 02/15/25 (Call 11/15/24)	20	17,750
7.88%, 09/15/23	50	46,250
Telesat Canada/Telesat LLC
6.00%, 05/15/17 (Call 11/30/15)[a,b]	25	25,375
West Corp.
5.38%, 07/15/22 (Call 07/15/17)[a,b]	25	23,812
Wind Acquisition Finance SA
7.38%, 04/23/21 (Call 04/23/17)[a]	200	201,500

		1,210,582
TRANSPORTATION — 1.05%
Florida East Coast Holdings Corp.
6.75%, 05/01/19 (Call 05/01/16)[a]	15	15,109
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc.
8.13%, 11/15/21 (Call 11/15/16)[a]	25	23,938
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc.
7.38%, 01/15/22 (Call 01/15/17)[a]	25	19,656

Security	Principal or Shares (000s)	Value
XPO Logistics Inc.
6.50%, 06/15/22 (Call 06/15/18)[a]	$40	$35,700
7.88%, 09/01/19 (Call 09/01/16)[a]	25	25,156

		119,559
TRUCKING & LEASING — 0.09%
Jurassic Holdings III Inc.
6.88%, 02/15/21 (Call 02/15/17)[a]	15	10,800

		10,800

TOTAL CORPORATE BONDS & NOTES
(Cost: $11,988,911)		10,947,313

SHORT-TERM INVESTMENTS — 23.01%

MONEY MARKET FUNDS — 23.01%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[e,f,g]	2,156	2,155,846
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[e,f,g]	189	188,859
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[e,f]	279	279,321

		2,624,026

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,624,026)		2,624,026

TOTAL INVESTMENTS IN SECURITIES — 119.02%
(Cost: $14,612,937)		13,571,339
Other Assets, Less Liabilities — (19.02)%		(2,168,689)

NET ASSETS — 100.00%		$11,402,650

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Variable rate security. Rate shown is as of report date.
[d]	Payment-in-kind (“PIK”) bond which gives the issuer an option to make coupon payments in cash or in the form of additional bonds. Stated interest rate represents the cash coupon rate.
[e]	Affiliated issuer. See Note 2.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	95

Schedule of Investments

iSHARES® CONVERTIBLE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
CONVERTIBLE BONDS — 98.67%

APPAREL — 0.45%
Iconix Brand Group Inc.
1.50%, 03/15/18	$100	$85,130

		85,130
AUTO MANUFACTURERS — 2.83%
Navistar International Corp.
4.75%, 04/15/19	75	51,937
Tesla Motors Inc.
1.25%, 03/01/21	350	304,080
1.50%, 06/01/18	100	172,880

		528,897
BIOTECHNOLOGY — 8.93%
Acorda Therapeutics Inc.
1.75%, 06/15/21	75	79,312
Aegerion Pharmaceuticals Inc.
2.00%, 08/15/19	75	57,188
BioMarin Pharmaceutical Inc.
1.50%, 10/15/20	125	182,500
Emergent BioSolutions Inc.
2.88%, 01/15/21	50	61,125
Exelixis Inc.
4.25%, 08/15/19	50	62,125
Gilead Sciences Inc. Series D
1.63%, 05/01/16	70	334,250
Illumina Inc.
0.00%, 06/15/19	125	127,037
0.50%, 06/15/21	150	160,875
Incyte Corp.
0.38%, 11/15/18	50	115,500
1.25%, 11/15/20	75	174,847
Isis Pharmaceuticals Inc.
1.00%, 11/15/21[a]	100	99,630
Medicines Co. (The)
2.50%, 01/15/22[a]	100	121,630
PDL BioPharma Inc.
4.00%, 02/01/18	50	41,750
Theravance Inc.
2.13%, 01/15/23	75	54,473

		1,672,242

Security	Principal (000s)	Value
BUILDING MATERIALS — 1.04%
Cemex SAB de CV
3.72%, 03/15/20	$50	$45,125
3.75%, 03/15/18	150	149,820

		194,945
COAL — 0.06%
Peabody Energy Corp.
4.75%, 12/15/66 (Call 12/20/36)	150	11,625

		11,625
COMMERCIAL SERVICES — 1.36%
Cardtronics Inc.
1.00%, 12/01/20	50	47,375
Euronet Worldwide Inc.
1.50%, 10/01/44 (Call 10/05/20)[a]	75	95,348
Live Nation Entertainment Inc.
2.50%, 05/15/19	50	53,625
Macquarie Infrastructure Corp.
2.88%, 07/15/19	50	58,125

		254,473
COMPUTERS — 3.75%
Brocade Communications Systems Inc.
1.38%, 01/01/20[a]	100	99,250
Electronics For Imaging Inc.
0.75%, 09/01/19	50	53,440
Mentor Graphics Corp.
4.00%, 04/01/31 (Call 04/05/16)	35	47,908
SanDisk Corp.
0.50%, 10/15/20	250	263,275
1.50%, 08/15/17	150	239,070

		702,943
DISTRIBUTION & WHOLESALE — 0.46%
WESCO International Inc.
6.00%, 09/15/29 (Call 09/15/16)	50	86,545

		86,545
DIVERSIFIED FINANCIAL SERVICES — 0.46%
Jefferies Group LLC
3.88%, 11/01/29 (Call 11/01/17)	50	50,875
Walter Investment Management Corp.
4.50%, 11/01/19	50	35,750

		86,625

96	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CONVERTIBLE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
ELECTRIC — 0.49%
NRG Yield Inc.
3.25%, 06/01/20[a]	$50	$44,250
3.50%, 02/01/19[a]	50	46,940

		91,190
ELECTRICAL COMPONENTS & EQUIPMENT — 0.61%
General Cable Corp.
4.50%, 11/15/29[b]	75	51,188
SunPower Corp.
0.75%, 06/01/18	50	62,315

		113,503
ELECTRONICS — 0.26%
TTM Technologies Inc.
1.75%, 12/15/20	50	47,815

		47,815
ENERGY – ALTERNATE SOURCES — 1.46%
SolarCity Corp.
1.63%, 11/01/19	100	66,630
SunEdison Inc.
2.63%, 06/01/23[a]	175	83,790
2.75%, 01/01/21	175	122,063

		272,483
ENGINEERING & CONSTRUCTION — 0.55%
Dycom Industries Inc.
0.75%, 09/15/21[a]	100	103,500

		103,500
HEALTH CARE – PRODUCTS — 3.52%
Cepheid
1.25%, 02/01/21	50	44,375
Hologic Inc.
1.00%, 12/15/43 (Call 12/15/17)[b]	100	126,750
Series 2012
2.00%, 03/01/42 (Call 03/06/18)[b]	125	168,125
NuVasive Inc.
2.75%, 07/01/17	50	62,500
Teleflex Inc.
3.88%, 08/01/17	75	162,187
Wright Medical Group Inc.
2.00%, 02/15/20[a]	100	94,250

		658,187

Security	Principal (000s)	Value
HEALTH CARE – SERVICES — 2.31%
Anthem Inc.
2.75%, 10/15/42	$125	$234,688
HealthSouth Corp.
2.00%, 12/01/43 (Call 12/01/18)	50	54,940
Molina Healthcare Inc.
1.13%, 01/15/20	90	143,442

		433,070
HOLDING COMPANIES – DIVERSIFIED — 1.30%
Ares Capital Corp.
5.75%, 02/01/16	175	175,875
Prospect Capital Corp.
4.75%, 04/15/20	75	67,598

		243,473
HOME BUILDERS — 1.75%
CalAtlantic Group Inc.
0.25%, 06/01/19	50	45,500
Lennar Corp.
2.75%, 12/15/20 (Call 12/20/15)[a]	50	113,375
3.25%, 11/15/21 (Call 11/20/16)[a]	55	117,359
Toll Brothers Finance Corp.
0.50%, 09/15/32 (Call 09/15/17)	50	51,190

		327,424
INSURANCE — 2.17%
MGIC Investment Corp.
2.00%, 04/01/20	75	109,410
5.00%, 05/01/17	125	132,187
Old Republic International Corp.
3.75%, 03/15/18	50	61,690
Radian Group Inc.
2.25%, 03/01/19	75	102,938

		406,225
INTERNET — 17.06%
Ctrip.com International Ltd.
1.00%, 07/01/20[a]	150	167,250
1.25%, 10/15/18	125	165,550
FireEye Inc.
Series B
1.63%, 06/01/35 (Call 06/01/22)[a]	150	126,195
HomeAway Inc.
0.13%, 04/01/19	75	71,535
LinkedIn Corp.
0.50%, 11/01/19[a]	200	217,260

SCHEDULES OF INVESTMENTS	97

Schedule of Investments (Continued)

iSHARES® CONVERTIBLE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
MercadoLibre Inc.
2.25%, 07/01/19	$50	$51,940
Priceline Group Inc. (The)
0.35%, 06/15/20	150	194,910
0.90%, 09/15/21	150	159,195
1.00%, 03/15/18	150	238,035
Qihoo 360 Technology Co. Ltd.
1.75%, 08/15/21	275	246,125
Shutterfly Inc.
0.25%, 05/15/18	50	47,815
SINA Corp./China
1.00%, 12/01/18	125	119,687
Twitter Inc.
1.00%, 09/15/21	300	263,250
VeriSign Inc.
4.30%, 08/15/37	200	468,500
Vipshop Holdings Ltd.
1.50%, 03/15/19	100	123,630
WebMD Health Corp.
1.50%, 12/01/20	75	77,347
2.50%, 01/31/18	75	75,188
Yahoo! Inc.
0.00%, 12/01/18	225	224,302
Yandex NV
1.13%, 12/15/18	100	86,630
YY Inc.
2.25%, 04/01/19	75	69,473

		3,193,817
IRON & STEEL — 0.26%
United States Steel Corp.
2.75%, 04/01/19	50	49,565

		49,565
LEISURE TIME — 1.62%
Jarden Corp.
1.13%, 03/15/34	275	303,545

		303,545
MANUFACTURING — 0.52%
Trinity Industries Inc.
3.88%, 06/01/36 (Call 06/01/18)	75	96,848

		96,848
MEDIA — 1.33%
Liberty Interactive LLC
1.00%, 09/30/43 (Call 10/05/16)[a]	75	69,000

Security	Principal (000s)	Value
3.50%, 01/15/31 (Call 12/16/15)	$50	$26,375
Liberty Media Corp.
1.38%, 10/15/23	150	153,750

		249,125
METAL FABRICATE & HARDWARE — 0.41%
RTI International Metals Inc.
1.63%, 10/15/19	75	76,500

		76,500
MINING — 1.51%
Newmont Mining Corp.
Series B
1.63%, 07/15/17	100	99,380
Royal Gold Inc.
2.88%, 06/15/19	75	72,098
Silver Standard Resources Inc.
2.88%, 02/01/33 (Call 02/01/20)[a]	50	36,750
Stillwater Mining Co.
Series SWC
1.75%, 10/15/32 (Call 10/20/19)	75	73,687

		281,915
OIL & GAS — 4.55%
Cheniere Energy Inc.
4.25%, 03/15/45 (Call 03/15/20)	100	62,130
Chesapeake Energy Corp.
2.50%, 05/15/37 (Call 05/15/17)	250	216,250
2.75%, 11/15/35 (Call 11/30/15)	100	99,630
Cobalt International Energy Inc.
2.63%, 12/01/19	200	140,500
3.13%, 05/15/24	200	129,000
Energy XXI Ltd.
3.00%, 12/15/18	75	8,625
Stone Energy Corp.
1.75%, 03/01/17	50	43,190
Whiting Petroleum Corp.
1.25%, 04/01/20 [a]	175	152,687

		852,012

OIL & GAS SERVICES — 0.26%
SEACOR Holdings Inc.
2.50%, 12/15/27 (Call 12/19/17)	50	47,845

		47,845

98	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CONVERTIBLE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
PHARMACEUTICALS — 3.14%
Clovis Oncology Inc.
2.50%, 09/15/21	$50	$89,750
Depomed Inc.
2.50%, 09/01/21	75	84,375
Herbalife Ltd.
2.00%, 08/15/19	175	155,312
Impax Laboratories Inc.
2.00%, 06/15/22[a]	100	91,630
Ironwood Pharmaceuticals Inc.
2.25%, 06/15/22[a]	50	46,625
Teva Pharmaceutical Finance Co. LLC
Series C
0.25%, 02/01/26 (Call 11/20/15)	85	120,700

		588,392

REAL ESTATE INVESTMENT TRUSTS — 4.73%
Colony Capital Inc.
3.88%, 01/15/21	50	48,125
Empire State Realty OP LP
2.63%, 08/15/19[a]	50	51,940
Extra Space Storage LP
3.13%, 10/01/35 (Call 10/05/20)[a]	75	79,125
IAS Operating Partnership LP
5.00%, 03/15/18[a]	50	47,000
PennyMac Corp.
5.38%, 05/01/20[c]	50	45,375
Redwood Trust Inc.
4.63%, 04/15/18	50	48,000
SL Green Operating Partnership LP
3.00%, 10/15/17[a]	50	74,315
Spirit Realty Capital Inc.
2.88%, 05/15/19	125	120,938
Starwood Property Trust Inc.
4.55%, 03/01/18	225	226,687
VEREIT Inc.
3.00%, 08/01/18	150	143,820

		885,325

RETAIL — 0.78%
GNC Holdings Inc.
1.50%, 08/15/20[a]	50	41,190
Restoration Hardware Holdings Inc.
0.00%, 06/15/19[a]	50	52,690

Security	Principal (000s)	Value
0.00%, 07/15/20[a]	$50	$51,440

		145,320

SEMICONDUCTORS — 15.82%
Intel Corp.
2.95%, 12/15/35	300	381,390
3.25%, 08/01/39	275	451,687
Lam Research Corp.
1.25%, 05/15/18	125	174,850
Microchip Technology Inc.
1.63%, 02/15/25[a]	250	260,000
2.13%, 12/15/37	100	196,000
Micron Technology Inc.
1.63%, 02/15/33 (Call 02/20/18)	75	120,516
Series G
3.00%, 11/15/43 (Call 11/20/18)	175	158,375
Novellus Systems Inc.
2.63%, 05/15/41	125	284,537
NVIDIA Corp.
1.00%, 12/01/18	225	329,760
NXP Semiconductors NV
1.00%, 12/01/19[a]	200	214,260
ON Semiconductor Corp.
1.00%, 12/01/20[a]	100	97,690
Series B
2.63%, 12/15/26 (Call 12/20/16)	75	89,858
Rovi Corp.
0.50%, 03/01/20[a]	50	37,440
Xilinx Inc.
2.63%, 06/15/17	100	164,810

		2,961,173
SOFTWARE — 9.36%
Akamai Technologies Inc.
0.00%, 02/15/19	125	126,725
Allscripts Healthcare Solutions Inc.
1.25%, 07/01/20	75	78,375
Citrix Systems Inc.
0.50%, 04/15/19	225	255,667
Cornerstone OnDemand Inc.
1.50%, 07/01/18	50	49,565
Electronic Arts Inc.
0.75%, 07/15/16	100	226,500
NetSuite Inc.
0.25%, 06/01/18	50	50,690

SCHEDULES OF INVESTMENTS	99

Schedule of Investments (Continued)

iSHARES® CONVERTIBLE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Nuance Communications Inc.
1.50%, 11/01/35 (Call 11/05/21)	$50	$52,565
2.75%, 11/01/31 (Call 11/06/17)	50	50,190
Red Hat Inc.
0.25%, 10/01/19	125	159,688
salesforce.com Inc.
0.25%, 04/01/18	175	227,605
ServiceNow Inc.
0.00%, 11/01/18	100	124,500
Take-Two Interactive Software Inc.
1.00%, 07/01/18	100	159,940
Verint Systems Inc.
1.50%, 06/01/21	75	75,660
Workday Inc.
0.75%, 07/15/18	100	115,000

		1,752,670
TELECOMMUNICATIONS — 2.69%
Ciena Corp.
0.88%, 06/15/17	75	74,625
3.75%, 10/15/18[a]	50	68,815
Finisar Corp.
0.50%, 12/15/33 (Call 12/22/18)	50	44,690
Gogo Inc.
3.75%, 03/01/20[a]	75	65,813
Palo Alto Networks Inc.
0.00%, 07/01/19	100	154,130
Viavi Solutions Inc.
0.63%, 08/15/33 (Call 08/20/18)	100	95,000

		503,073
TRANSPORTATION — 0.87%
Hornbeck Offshore Services Inc.
1.50%, 09/01/19	50	37,565
Scorpio Tankers Inc.
2.38%, 07/01/19[a]	50	50,125
UTi Worldwide Inc.
4.50%, 03/01/19	75	74,625

		162,315

TOTAL CONVERTIBLE BONDS
(Cost: $19,584,178)		18,469,735

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 1.44%
MONEY MARKET FUNDS — 1.44%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c],d	270	$269,598

		269,598

TOTAL SHORT-TERM INVESTMENTS
(Cost: $269,598)		269,598

TOTAL INVESTMENTS IN SECURITIES — 100.11%
(Cost: $19,853,776)		18,739,333
Other Assets, Less Liabilities — (0.11)%		(20,406)

NET ASSETS — 100.00%		$18,718,927

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

100	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® FLOATING RATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES[a] — 88.69%

AEROSPACE & DEFENSE — 0.12%
Rockwell Collins Inc.
0.69%, 12/15/16	$4,000	$3,994,712

		3,994,712
AGRICULTURE — 0.17%
BAT International Finance PLC
0.85%, 06/15/18[b,c]	6,000	5,995,020

		5,995,020
AUTO MANUFACTURERS — 4.64%
American Honda Finance Corp.
0.45%, 09/02/16	4,750	4,747,862
0.49%, 07/14/17	9,125	9,107,863
0.64%, 12/11/17	5,000	4,984,910
0.71%, 05/26/16[b,c]	13,850	13,869,958
0.82%, 10/07/16[c]	8,736	8,760,373
Daimler Finance North America LLC
0.63%, 03/02/17[b]	3,000	2,979,705
0.64%, 08/01/17[b]	12,300	12,189,903
0.68%, 03/10/17[b]	4,800	4,769,990
0.75%, 03/02/18[b]	6,000	5,929,590
0.98%, 08/01/16[b,c]	5,390	5,386,421
Ford Motor Credit Co. LLC
0.96%, 03/27/17	7,400	7,344,818
1.24%, 06/15/18	600	594,028
General Motors Financial Co. Inc.
1.68%, 04/10/18	5,000	4,988,770
Nissan Motor Acceptance Corp.
0.88%, 03/03/17[b,c]	5,000	4,991,440
1.03%, 09/26/16[b]	5,200	5,203,427
Toyota Motor Credit Corp.
0.43%, 09/23/16[c]	7,200	7,194,586
0.47%, 01/07/16	4,745	4,745,266
0.52%, 05/16/17	4,000	3,991,320
0.61%, 05/17/16	2,100	2,102,310
0.64%, 01/12/18	6,529	6,509,635
0.71%, 03/12/20	12,400	12,193,788
Volkswagen Group of America Finance LLC
0.50%, 11/23/15[b]	1,000	998,887
0.61%, 11/22/16[b]	5,000	4,868,825
0.70%, 05/23/17[b]	8,600	8,271,755

Security	Principal (000s)	Value
0.77%, 11/20/17[b]	$4,575	$4,368,137
0.80%, 05/22/18[b]	3,000	2,827,191
Volkswagen International Finance NV
0.65%, 11/18/15[b]	1,500	1,498,859
0.76%, 11/18/16[b]	6,600	6,426,169

		161,845,786
BANKS — 55.06%
Abbey National Treasury Services PLC/United Kingdom
0.85%, 03/13/17	2,250	2,244,303
ABN AMRO Bank NV
1.12%, 10/28/16[b]	20,250	20,308,320
American Express Bank FSB
0.50%, 06/12/17	7,634	7,587,776
American Express Centurion Bank
0.76%, 11/13/15	7,475	7,475,561
Australia & New Zealand Banking Group Ltd.
0.50%, 07/15/16[b]	3,000	3,000,654
0.70%, 01/10/17[b]	9,000	9,007,029
0.76%, 01/16/18[b]	3,300	3,290,150
Australia & New Zealand Banking Group Ltd./New York NY
0.88%, 05/15/18	10,500	10,470,989
Banco Santander Chile
1.22%, 04/11/17[b]	6,100	6,012,837
1.92%, 01/19/16[b]	3,000	2,996,250
Bank Nederlandse Gemeenten NV
0.39%, 07/14/17[b]	23,338	23,311,628
0.49%, 07/18/16[b]	13,100	13,109,825
Bank of America Corp.
0.58%, 10/14/16	5,990	5,970,173
0.65%, 08/15/16	2,305	2,293,888
0.85%, 05/02/17	7,500	7,430,310
0.94%, 08/25/17	2,600	2,594,262
1.14%, 03/22/16	6,200	6,210,509
1.20%, 04/01/19	3,600	3,591,047
1.36%, 01/15/19[c]	12,500	12,556,325
1.39%, 03/22/18	8,450	8,501,038
Bank of America N.A.
0.62%, 06/15/16	20,400	20,357,609
0.64%, 06/15/17	17,025	16,909,639

SCHEDULES OF INVESTMENTS	101

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
0.78%, 11/14/16	$10,500	$10,498,667
0.78%, 02/14/17	5,500	5,488,703
0.78%, 06/05/17	1,250	1,247,391
Bank of Montreal
0.57%, 07/14/17	2,170	2,163,746
0.84%, 07/15/16	5,750	5,762,127
0.91%, 07/31/18	4,500	4,492,715
0.92%, 04/09/18[c]	12,500	12,507,900
Bank of New York Mellon Corp. (The)
0.56%, 03/04/16	3,125	3,126,572
0.71%, 05/22/18	2,400	2,391,437
0.81%, 09/11/19	2,000	1,986,958
0.86%, 08/01/18[c]	3,000	3,000,000
1.19%, 08/17/20	5,000	5,013,920
Series 1
0.77%, 03/06/18	2,295	2,291,183
Bank of Nova Scotia (The)
0.63%, 04/11/17[c]	7,200	7,187,386
0.74%, 03/15/16	3,950	3,953,804
0.76%, 12/13/16	4,580	4,586,641
0.80%, 06/11/18	5,000	4,994,605
0.84%, 07/15/16	14,450	14,478,452
Bank of Tokyo-Mitsubishi UFJ Ltd. (The)
0.64%, 09/08/17[b]	6,400	6,337,056
0.74%, 03/10/17[b]	9,200	9,177,837
0.78%, 02/26/16[b]	5,935	5,938,146
0.88%, 03/05/18[b]	6,120	6,076,358
0.94%, 09/09/16[b]	5,900	5,905,021
1.36%, 09/14/18[b]	3,000	3,014,352
Banque Federative du Credit Mutuel SA
1.17%, 10/28/16[b]	6,500	6,520,911
1.17%, 01/20/17[b,c]	6,400	6,430,381
Barclays Bank PLC
0.87%, 12/09/16	1,180	1,180,156
0.90%, 02/17/17	6,800	6,797,130
BB&T Corp.
0.96%, 02/01/19 (Call 01/02/19)[c]	2,600	2,590,078
1.20%, 06/15/18 (Call 05/15/18)	3,500	3,519,618

Security	Principal (000s)	Value
BNP Paribas SA
0.77%, 05/07/17	$7,000	$6,996,416
0.81%, 03/17/17	4,150	4,146,128
0.93%, 12/12/16	3,900	3,906,111
BPCE SA
1.16%, 02/10/17[c]	8,700	8,726,074
1.57%, 04/25/16	12,850	12,896,093
Branch Banking & Trust Co.
0.66%, 09/13/16	8,250	8,234,325
Canadian Imperial Bank of Commerce/Canada
0.84%, 07/18/16	3,055	3,061,516
Capital One N.A./Mclean VA
1.47%, 08/17/18 (Call 07/18/18)	5,000	5,042,410
Citigroup Inc.
0.60%, 06/09/16	20,490	20,408,716
0.80%, 08/14/17	4,800	4,776,254
0.87%, 03/10/17[c]	18,200	18,154,536
1.00%, 11/15/16	3,000	3,005,265
1.01%, 04/27/18	17,600	17,537,890
1.03%, 11/24/17	14,000	13,965,112
1.09%, 04/08/19[c]	7,100	7,044,130
1.12%, 04/01/16[c]	13,200	13,215,193
1.28%, 07/25/16	6,700	6,716,382
1.63%, 10/26/20[c]	5,000	5,033,325
2.02%, 05/15/18	14,690	14,970,887
Commonwealth Bank of Australia
0.53%, 06/03/16[b]	5,400	5,399,903
0.54%, 12/04/15[b]	14,500	14,500,623
0.60%, 09/08/17[b]	5,000	4,980,335
0.74%, 03/12/18[b,c]	8,000	7,954,760
0.85%, 09/20/16[b,c]	16,475	16,515,166
1.00%, 11/02/18	4,935	4,932,098
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/NY
0.65%, 04/28/17[c]	7,100	7,096,287
0.82%, 03/18/16[c]	13,600	13,617,911
Credit Agricole SA/London
1.12%, 04/15/19[b]	20,650	20,503,178
1.48%, 04/15/16[b]	8,105	8,132,776
Credit Suisse/New York NY
0.63%, 03/11/16	10,000	9,994,060

102	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
0.82%, 05/26/17	$13,570	$13,531,325
1.00%, 04/27/18	5,000	4,977,465
1.01%, 01/29/18[c]	2,500	2,496,230
DBS Group Holdings Ltd.
0.82%, 07/16/19[b]	5,000	4,997,200
Deutsche Bank AG
1.64%, 08/20/20[c]	5,000	5,030,010
Deutsche Bank AG/London
0.80%, 05/30/17	13,000	12,936,274
0.92%, 02/13/17	3,450	3,445,988
0.99%, 02/13/18	5,500	5,472,786
Dexia Credit Local SA/New York NY
0.53%, 06/05/18[b]	5,000	4,970,370
0.61%, 11/13/15[b]	13,750	13,750,041
0.69%, 11/07/16[b]	8,000	8,011,192
0.72%, 01/11/17[b]	10,585	10,585,286
Fifth Third Bank/Cincinnati OH
0.74%, 02/26/16 (Call 01/26/16)[c]	6,000	6,000,342
0.83%, 11/18/16 (Call 10/18/16)	6,950	6,945,072
Goldman Sachs Group Inc. (The)
0.77%, 03/22/16	44,465	44,465,756
0.96%, 06/04/17[c]	1,250	1,248,281
1.00%, 05/22/17	7,000	6,992,272
1.14%, 12/15/17	10,000	10,003,140
1.34%, 10/23/19[c]	9,000	9,015,444
1.42%, 11/15/18	38,750	38,944,525
1.48%, 04/23/20 (Call 03/23/20)	5,670	5,676,379
1.50%, 04/30/18	22,200	22,403,951
1.54%, 09/15/20 (Call 08/15/20)[c]	14,000	14,006,720
HSBC Bank PLC
0.96%, 05/15/18[b]	3,500	3,492,083
HSBC USA Inc.
0.65%, 11/13/17	3,000	2,978,310
0.78%, 03/03/17[c]	7,400	7,384,904
0.92%, 11/13/19	3,000	2,963,472
1.21%, 09/24/18	4,700	4,710,161
ING Bank NV
1.02%, 10/01/19[b]	11,000	10,910,273
1.10%, 08/17/18[b,c]	5,000	5,006,820

Security	Principal (000s)	Value
1.28%, 03/07/16[b]	$9,150	$9,166,754
JPMorgan Chase & Co.
0.84%, 02/15/17	39,600	39,583,526
0.87%, 04/25/18	2,500	2,487,863
0.95%, 02/26/16	29,050	29,076,377
0.95%, 01/28/19[c]	13,000	12,865,775
1.00%, 10/29/20	10,000	10,055,070
1.22%, 01/25/18	30,875	30,988,311
1.27%, 01/23/20	20,500	20,508,876
JPMorgan Chase Bank N.A.
0.74%, 06/14/17	8,000	7,982,896
0.75%, 06/02/17 (Call 06/02/16)	1,100	1,098,365
KEB Hana Bank
1.44%, 11/09/16[b]	700	702,143
Kookmin Bank
1.20%, 01/27/17[d]	1,000	1,002,925
1.57%, 10/11/16[b]	10,100	10,161,347
Korea Development Bank (The)
0.88%, 01/22/17	7,700	7,703,735
Landwirtschaftliche Rentenbank
0.54%, 03/15/16[b]	6,000	6,003,138
Lloyds Bank PLC
0.86%, 05/14/18	10,000	9,950,140
1.10%, 08/17/18	2,000	1,998,890
Macquarie Bank Ltd.
0.79%, 06/15/16[b]	6,955	6,954,910
0.95%, 10/27/17[b]	5,000	4,974,445
1.12%, 03/24/17[b,c]	4,500	4,509,306
1.44%, 07/29/20[b]	7,400	7,394,961
Manufacturers & Traders Trust Co.
0.62%, 07/25/17[c]	3,500	3,487,852
0.63%, 03/07/16	6,000	5,998,656
Mizuho Bank Ltd.
0.75%, 04/16/17[b]	5,000	4,981,765
0.78%, 09/25/17[b]	9,000	8,960,013
0.97%, 03/26/18[b]	3,000	2,978,553
1.51%, 10/20/18[b]	8,000	8,055,608
Morgan Stanley
0.77%, 10/18/16	6,837	6,829,178
1.06%, 07/23/19[c]	8,400	8,306,962
1.17%, 01/24/19	14,532	14,469,643
1.32%, 06/16/20[c]	16,000	15,877,920

SCHEDULES OF INVESTMENTS	103

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
1.46%, 01/27/20	$4,200	$4,218,207
1.58%, 02/25/16	14,500	14,538,483
1.60%, 04/25/18	14,271	14,460,947
MUFG Union Bank N.A.
1.08%, 09/26/16[c]	10,490	10,508,420
National Australia Bank Ltd.
0.61%, 06/30/17[b]	5,000	4,985,330
0.70%, 03/17/17[b]	3,000	2,999,241
0.76%, 12/02/16[b,c]	13,680	13,707,962
0.96%, 07/23/18[b]	5,000	4,994,225
National Australia Bank Ltd./New York
0.87%, 07/25/16[c]	18,480	18,523,945
National City Bank/Cleveland OH
0.70%, 06/07/17	13,617	13,545,810
Nederlandse Waterschapsbank NV
0.40%, 11/04/15[b]	12,000	12,000,000
0.52%, 10/18/16[b]	8,565	8,576,520
0.54%, 02/14/18[b]	19,250	19,279,972
Nordea Bank AB
0.68%, 04/04/17[b]	1,950	1,949,955
0.77%, 05/13/16[b]	9,050	9,063,141
1.17%, 09/17/18[b]	5,000	5,022,605
PNC Bank N.A.
0.60%, 08/01/17 (Call 08/01/16)[e]	700	697,220
0.74%, 06/01/18[e]	1,825	1,817,047
Royal Bank of Canada
0.57%, 02/03/17	14,000	13,987,680
0.58%, 06/16/17	3,350	3,341,548
0.58%, 10/13/17	6,900	6,872,103
0.65%, 01/23/17	10,700	10,697,935
0.70%, 03/08/16[c]	12,015	12,025,982
0.79%, 09/09/16	19,650	19,685,134
0.85%, 03/06/20[c]	2,425	2,389,018
0.87%, 03/15/19	10,750	10,738,240
Royal Bank of Scotland Group PLC
1.27%, 03/31/17	3,200	3,198,611
Shinhan Bank
0.97%, 04/08/17[d]	5,000	4,995,590
Standard Chartered PLC
0.67%, 09/08/17[b]	6,000	5,938,260
State Street Corp.
1.22%, 08/18/20	5,000	5,023,260

Security	Principal (000s)	Value
Sumitomo Mitsui Banking Corp.
0.64%, 07/11/17[c]	$3,000	$2,982,918
0.75%, 01/10/17	10,000	9,983,100
0.90%, 01/16/18	9,000	8,958,204
0.99%, 07/19/16	7,250	7,263,964
1.06%, 07/23/18	5,000	4,986,220
Sumitomo Mitsui Trust Bank Ltd.
1.11%, 09/16/16[b]	8,750	8,773,345
Suncorp-Metway Ltd.
1.03%, 03/28/17[b]	3,800	3,799,441
Svenska Handelsbanken AB
0.80%, 03/21/16	10,315	10,326,893
0.80%, 09/23/16[c]	15,250	15,280,561
Toronto-Dominion Bank (The)
0.49%, 07/13/16	17,250	17,249,965
0.50%, 11/06/15	13,400	13,400,107
0.54%, 05/02/17[c]	3,280	3,273,666
0.59%, 01/06/17	17,000	16,989,528
0.77%, 07/02/19	15,500	15,358,469
0.79%, 09/09/16[c]	12,600	12,626,813
0.86%, 11/05/19	3,600	3,570,422
Series 1
0.85%, 04/30/18	7,000	7,007,812
U.S. Bancorp
0.81%, 11/15/18 (Call 10/15/18)	6,950	6,951,890
U.S. Bank N.A./Cincinnati OH
0.44%, 04/22/16 (Call 03/22/16)	17,150	17,151,492
0.53%, 01/30/17 (Call 12/30/16)	13,650	13,643,666
0.62%, 01/26/18 (Call 12/26/17)	3,000	2,990,193
UBS AG/Stamford CT
0.69%, 08/14/17	3,750	3,731,415
0.83%, 09/26/16	5,000	5,007,155
0.88%, 06/01/17	5,000	4,995,915
0.95%, 08/14/19	6,000	5,948,940
1.03%, 03/26/18	13,900	13,882,416
Wachovia Corp.
0.61%, 06/15/17	20,650	20,589,310
0.69%, 10/15/16	11,160	11,138,417

104	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Wells Fargo & Co.
0.59%, 09/08/17	$5,750	$5,726,316
0.63%, 06/02/17	6,500	6,485,226
0.74%, 09/14/18	3,500	3,484,716
0.78%, 04/22/19	8,000	7,965,576
0.85%, 07/20/16	14,800	14,832,619
0.95%, 04/23/18	10,545	10,590,270
1.20%, 07/22/20	13,000	13,046,345
Series N
0.98%, 01/30/20	3,500	3,495,650
Wells Fargo Bank N.A.
0.48%, 06/02/16[c]	24,290	24,289,028
0.53%, 05/16/16	10,450	10,443,082
0.60%, 06/15/17 (Call 06/15/16)	5,100	5,092,110
0.67%, 03/15/16[c]	3,375	3,375,429
Westpac Banking Corp.
0.66%, 05/19/17	5,300	5,298,129
0.69%, 12/01/17	5,000	4,983,195
0.76%, 11/25/16	9,700	9,714,783
0.76%, 05/25/18	13,761	13,698,043
1.04%, 07/30/18	7,430	7,438,819

		1,921,425,172
BEVERAGES — 1.06%
Anheuser-Busch InBev Finance Inc.
0.51%, 01/27/17	4,388	4,373,686
0.70%, 02/01/19[c]	1,450	1,426,701
Coca-Cola Co. (The)
0.40%, 11/01/16	3,100	3,100,614
PepsiCo Inc.
0.54%, 02/26/16[c]	11,200	11,207,493
0.67%, 10/13/17	10,000	10,007,550
SABMiller Holdings Inc.
0.99%, 08/01/18[b]	7,000	6,969,711

		37,085,755
BIOTECHNOLOGY — 0.18%
Amgen Inc.
0.71%, 05/22/17	3,283	3,273,246
0.93%, 05/22/19	2,850	2,829,064

		6,102,310

Security	Principal (000s)	Value
BUILDING MATERIALS — 0.04%
Martin Marietta Materials Inc.
1.43%, 06/30/17	$1,280	$1,271,305

		1,271,305
CHEMICALS — 0.12%
Monsanto Co.
0.51%, 11/07/16	4,100	4,084,350

		4,084,350
COMPUTERS — 2.49%
Apple Inc.
0.35%, 05/03/16	9,700	9,700,485
0.36%, 05/12/17[c]	3,000	2,996,772
0.37%, 05/05/17	2,400	2,398,908
0.55%, 05/03/18	18,913	18,922,381
0.56%, 02/07/20	5,500	5,463,084
0.60%, 05/06/19[c]	11,690	11,645,473
0.61%, 05/06/20[c]	5,000	4,973,370
Hewlett Packard Enterprise Co.
2.06%, 10/05/17[b,c]	5,000	5,008,370
2.25%, 10/05/18[b,c]	5,000	5,014,020
International Business Machines Corp.
0.37%, 02/05/16	9,500	9,501,235
0.68%, 02/12/19[c]	11,170	11,079,891

		86,703,989
COSMETICS & PERSONAL CARE — 0.33%
Procter & Gamble Co. (The)
0.39%, 11/04/16[c]	4,900	4,901,465
0.57%, 11/01/19[c]	6,746	6,714,173

		11,615,638
DISTRIBUTION & WHOLESALE — 0.13%
Glencore Funding LLC
1.68%, 01/15/19[b]	5,780	4,627,757

		4,627,757
DIVERSIFIED FINANCIAL SERVICES — 6.11%
American Express Co.
0.92%, 05/22/18	6,000	5,989,434
American Express Credit Corp.
0.60%, 06/05/17	6,000	5,964,762
0.62%, 09/22/17	7,000	6,959,904
0.81%, 08/15/19	5,600	5,519,237
0.83%, 07/29/16	2,500	2,501,615

SCHEDULES OF INVESTMENTS	105

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
0.89%, 03/18/19	$6,400	$6,333,741
0.91%, 07/31/18 (Call 06/30/18)[c]	4,400	4,382,215
1.06%, 05/26/20 (Call 04/25/20)	5,000	4,946,760
Series F
1.39%, 09/14/20 (Call 08/14/20)	6,000	6,020,298
Bear Stearns Companies Inc. (The)
0.72%, 11/21/16[c]	25,680	25,638,809
Citigroup Inc.
1.18%, 07/30/18[c]	4,500	4,493,543
Ford Motor Credit Co. LLC
0.90%, 12/06/17	5,000	4,935,140
1.10%, 01/17/17	7,100	7,064,386
1.24%, 11/04/19	3,000	2,911,464
1.26%, 01/09/18	8,316	8,254,852
1.56%, 05/09/16	8,300	8,323,306
Series 1
1.17%, 03/12/19	6,250	6,116,056
General Electric Capital Corp.
0.49%, 02/15/17	986	985,525
0.51%, 05/11/16	7,792	7,795,506
0.52%, 01/08/16	7,500	7,501,478
0.55%, 01/14/16[c]	4,045	4,045,643
0.58%, 08/07/18[c]	2,000	1,983,152
0.60%, 01/09/17	23,002	23,001,471
0.83%, 01/14/19[c]	4,800	4,797,667
0.92%, 01/08/16	6,250	6,255,794
0.93%, 12/11/15	8,100	8,104,593
0.94%, 01/09/20 (Call 12/09/19)	4,346	4,348,947
0.97%, 07/12/16	1,601	1,606,437
1.18%, 05/09/16	5,640	5,661,652
HSBC Finance Corp.
0.75%, 06/01/16	4,627	4,618,903
Hyundai Capital Services Inc.
1.14%, 03/18/17[d]	1,700	1,695,640
1.14%, 03/18/17[b,c]	5,865	5,849,956
Macquarie Group Ltd.
1.30%, 01/31/17[b]	5,080	5,089,357
Nomura Holdings Inc.
1.79%, 09/13/16	3,550	3,567,672

		213,264,915

Security	Principal (000s)	Value
ELECTRIC — 0.46%
Duke Energy Progress LLC
0.53%, 11/20/17	$6,000	$5,934,300
Electricite de France SA
0.78%, 01/20/17[b]	10,000	9,994,900

		15,929,200
ELECTRONICS — 0.12%
Honeywell International Inc.
0.37%, 11/17/15	4,200	4,200,017

		4,200,017
FOOD — 0.61%
ConAgra Foods Inc.
0.69%, 07/21/16	5,450	5,433,334
General Mills Inc.
0.52%, 01/28/16	5,000	4,999,790
0.62%, 01/29/16[c]	1,500	1,499,823
Kroger Co. (The)
0.85%, 10/17/16	6,215	6,207,188
Mondelez International Inc.
0.82%, 02/01/19	3,300	3,228,132

		21,368,267
HEALTH CARE – PRODUCTS — 0.35%
Becton Dickinson and Co.
0.79%, 06/15/16	7,383	7,381,272
Medtronic Inc.
1.14%, 03/15/20	5,000	4,974,485

		12,355,757
HEALTH CARE – SERVICES — 0.39%
Roche Holdings Inc.
0.42%, 09/29/17[b,c]	4,000	3,990,636
0.67%, 09/30/19[b]	6,900	6,856,585
UnitedHealth Group Inc.
0.77%, 01/17/17	2,600	2,602,894

		13,450,115
HOUSEHOLD PRODUCTS & WARES — 0.05%
Kimberly-Clark Corp.
0.38%, 05/19/16	1,725	1,724,916

		1,724,916
INSURANCE — 2.05%
Berkshire Hathaway Finance Corp.
0.43%, 08/14/17	2,000	1,996,594
0.47%, 01/10/17[c]	3,050	3,049,149

106	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
0.49%, 01/13/17[c]	$6,600	$6,599,769
0.62%, 01/12/18	8,000	7,991,824
Metropolitan Life Global Funding I
0.46%, 06/23/16[b]	6,050	6,049,443
0.52%, 07/14/16[b]	15,000	15,003,960
0.70%, 04/10/17[b]	8,950	8,954,770
0.85%, 07/15/16[b]	3,250	3,258,213
New York Life Global Funding
0.67%, 05/23/16[b]	9,500	9,514,317
Principal Life Global Funding II
0.70%, 05/27/16[b]	5,250	5,256,857
Prudential Financial Inc.
1.10%, 08/15/18	4,000	4,010,868

		71,685,764
INTERNET — 0.37%
Alibaba Group Holding Ltd.
0.85%, 11/28/17[b,c]	6,625	6,575,313
eBay Inc.
0.52%, 07/28/17[c]	3,878	3,826,015
0.78%, 08/01/19	2,650	2,575,400

		12,976,728
IRON & STEEL — 0.14%
Glencore Funding LLC
1.49%, 05/27/16[b]	5,000	4,882,950

		4,882,950
MACHINERY — 0.82%
Caterpillar Financial Services Corp.
0.51%, 06/09/17	1,120	1,116,205
0.57%, 02/26/16[c]	4,950	4,951,411
John Deere Capital Corp.
0.42%, 04/12/16	1,450	1,450,422
0.43%, 02/25/16	2,750	2,750,369
0.45%, 12/10/15	5,000	4,999,660
0.56%, 12/15/17	5,000	4,988,475
0.61%, 10/11/16	3,400	3,406,810
0.61%, 01/16/18	5,000	4,979,610

		28,642,962
MANUFACTURING — 0.26%
Siemens Financieringsmaatschappij NV
0.61%, 05/25/18[b]	4,790	4,775,266

Security	Principal (000s)	Value
Tyco Electronics Group SA
0.52%, 01/29/16	$4,200	$4,199,803

		8,975,069
MEDIA — 0.29%
NBCUniversal Enterprise Inc.
0.86%, 04/15/16[b]	3,800	3,804,279
1.01%, 04/15/18[b,c]	6,200	6,201,909

		10,006,188
MINING — 0.37%
Anglo American Capital PLC
1.27%, 04/15/16[b]	2,000	1,990,120
BHP Billiton Finance USA Ltd.
0.58%, 09/30/16[c]	6,240	6,229,679
Rio Tinto Finance USA PLC
1.17%, 06/17/16	4,500	4,500,306

		12,720,105
OIL & GAS — 4.57%
BP Capital Markets PLC
0.63%, 11/06/15	6,070	6,070,012
0.73%, 11/07/16[c]	5,100	5,097,404
0.74%, 02/13/18	2,500	2,482,918
0.82%, 05/10/18[c]	3,400	3,381,419
0.96%, 09/26/18[c]	1,200	1,195,085
Canadian Natural Resources Ltd.
0.70%, 03/30/16	3,150	3,141,460
Chevron Corp.
0.41%, 11/09/16	4,000	3,998,636
0.43%, 02/22/17	6,000	5,995,350
0.49%, 11/15/17	6,623	6,614,728
0.50%, 03/02/18	11,100	11,043,068
0.73%, 11/15/19	2,100	2,088,290
CNPC General Capital Ltd.
1.21%, 05/14/17[d]	11,000	10,953,503
Devon Energy Corp.
0.88%, 12/15/16	4,750	4,696,192
Exxon Mobil Corp.
0.37%, 03/01/18	3,000	2,987,352
0.38%, 03/15/17[c]	5,100	5,095,201
0.49%, 03/15/19	8,250	8,210,540
Petroleos Mexicanos
2.34%, 07/18/18[c]	9,300	9,323,250
Shell International Finance BV
0.38%, 11/10/15	3,000	3,000,042

SCHEDULES OF INVESTMENTS	107

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
0.53%, 11/15/16	$4,202	$4,204,479
0.76%, 05/11/20	9,500	9,395,139
Sinopec Group Overseas Development 2014 Ltd.
1.10%, 04/10/17[b]	12,691	12,683,309
1.24%, 04/10/19[b]	10,000	10,018,360
Statoil ASA
0.51%, 11/09/17	1,620	1,613,180
0.61%, 05/15/18	14,730	14,568,161
0.77%, 11/08/18	2,260	2,241,251
Total Capital Canada Ltd.
0.70%, 01/15/16	3,250	3,252,126
Total Capital International SA
0.88%, 08/10/18	6,153	6,163,005

		159,513,460
PHARMACEUTICALS — 1.77%
AbbVie Inc.
1.06%, 11/06/15	2,600	2,600,073
Actavis Funding SCS
1.42%, 03/12/18[c]	3,300	3,280,738
1.59%, 03/12/20	3,450	3,408,690
Baxalta Inc.
1.10%, 06/22/18[b]	6,500	6,482,749
Bayer U.S. Finance LLC
0.61%, 10/06/17[b,c]	7,000	6,969,445
Johnson & Johnson
0.40%, 11/28/16	5,558	5,559,945
Merck & Co. Inc.
0.44%, 02/10/17	4,000	3,997,672
0.51%, 05/18/16	2,800	2,802,064
0.68%, 05/18/18[c]	10,800	10,813,305
0.69%, 02/10/20[c]	5,000	4,965,410
Pfizer Inc.
0.47%, 05/15/17[c]	4,000	3,994,996
0.64%, 06/15/18	7,000	6,981,618

		61,856,705
PIPELINES — 0.52%
Enbridge Inc.
0.78%, 06/02/17[c]	5,220	5,126,505
0.98%, 10/01/16[c]	5,250	5,228,055
TransCanada PipeLines Ltd.
1.01%, 06/30/16	3,000	2,998,344

Security	Principal (000s)	Value
1.11%, 01/12/18	$4,900	$4,887,652

		18,240,556
RETAIL — 0.31%
Lowe’s Companies Inc.
0.75%, 09/10/19	1,200	1,197,156
Walgreens Boots Alliance Inc.
0.77%, 05/18/16	9,760	9,747,576

		10,944,732
SOFTWARE — 0.54%
Oracle Corp.
0.52%, 07/07/17[c]	6,800	6,798,816
0.83%, 10/08/19[c]	3,315	3,301,654
0.90%, 01/15/19	8,650	8,657,171

		18,757,641
TELECOMMUNICATIONS — 3.91%
America Movil SAB de CV
1.34%, 09/12/16[c]	12,149	12,135,405
AT&T Inc.
0.70%, 02/12/16[c]	8,175	8,172,384
1.00%, 03/11/19[c]	7,250	7,199,402
1.24%, 11/27/18	1,840	1,841,542
1.26%, 06/30/20[c]	6,000	5,948,760
Cisco Systems Inc.
0.61%, 03/03/17[c]	18,670	18,678,420
0.65%, 06/15/18	7,000	6,986,917
0.82%, 03/01/19[c]	5,900	5,900,018
Telefonica Emisiones SAU
0.98%, 06/23/17[c]	5,100	5,082,813
Verizon Communications Inc.
0.73%, 06/09/17	7,800	7,776,974
1.10%, 06/17/19[c]	10,000	9,959,920
1.87%, 09/15/16	19,283	19,463,219
2.09%, 09/14/18	18,586	19,093,175
Vodafone Group PLC
0.72%, 02/19/16	8,200	8,196,187

		136,435,136
TRANSPORTATION — 0.34%
Canadian National Railway Co.
0.48%, 11/14/17	2,050	2,028,940
0.50%, 11/06/15	2,450	2,449,983

108	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Network Rail Infrastructure Finance PLC
0.32%, 02/13/17[b]	$7,500	$7,497,908

		11,976,831

TOTAL CORPORATE BONDS & NOTES
(Cost: $3,102,995,086)		3,094,659,808

FOREIGN GOVERNMENT OBLIGATIONS[a,f] — 9.33%
CANADA — 0.43%
Province of Quebec Canada
0.56%, 09/04/18	15,000	14,991,600

		14,991,600
JAPAN — 0.30%
Japan Bank for International Cooperation/Japan
0.67%, 11/13/18[c]	10,500	10,553,309

		10,553,309
NORWAY — 2.40%
Kommunalbanken AS
0.40%, 03/17/20[b]	20,000	19,989,960
0.42%, 03/18/16[b,c]	7,600	7,599,833
0.42%, 05/02/17[b]	14,000	14,004,172
0.43%, 10/31/16[b]	10,900	10,903,226
0.43%, 05/02/19[b]	10,000	9,996,540
0.51%, 02/20/18[b]	6,900	6,906,307
0.71%, 03/27/17[b]	14,300	14,358,787

		83,758,825
SOUTH KOREA — 0.44%
Export-Import Bank of Korea
0.98%, 01/14/17	15,244	15,272,140
1.08%, 09/17/16	250	250,700

		15,522,840
SUPRANATIONAL — 5.05%
Asian Development Bank
0.21%, 05/13/16	5,000	4,999,445
0.33%, 06/25/19	10,000	9,991,380
0.33%, 07/10/19	3,000	2,994,600
0.35%, 02/28/18	5,000	4,997,360
0.37%, 10/19/17	15,000	14,993,895
Inter-American Development Bank
0.21%, 10/15/17	6,000	5,990,742
0.22%, 06/12/17[c]	12,010	12,009,880

Security	Principal or Shares (000s)	Value
0.24%, 02/11/16	$4,200	$4,199,828
0.24%, 11/26/18	19,000	18,957,687
0.32%, 10/15/19	10,000	9,992,200
0.33%, 12/12/16	13,000	13,007,748
0.33%, 07/15/20	16,200	16,143,300
0.37%, 09/12/18[c]	7,000	7,007,903
International Bank for Reconstruction & Development Series GDIF
0.33%, 09/30/17	20,000	19,992,460
International Finance Corp.
0.21%, 08/01/16	14,900	14,896,692
0.21%, 02/02/18	5,884	5,882,682
International Finance Facility for Immunisation Co.
0.51%, 07/05/16[b]	10,000	9,999,300

		176,057,102
SWEDEN — 0.71%
Kommuninvest I Sverige AB
0.24%, 01/15/16[b]	3,000	2,999,796
0.36%, 12/03/18[b]	4,000	3,991,120
Svensk Exportkredit AB
0.52%, 06/12/17[c]	3,200	3,203,907
0.62%, 01/23/17	14,620	14,658,202

		24,853,025

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $325,920,571)		325,736,701

SHORT-TERM INVESTMENTS — 6.96%
MONEY MARKET FUNDS — 6.96%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[e,g,h]	162,676	162,676,192
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[e,g,h]	14,251	14,250,962
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[e,g]	66,006	66,005,854

		242,933,008

TOTAL SHORT-TERM INVESTMENTS
(Cost: $242,933,008)		242,933,008

SCHEDULES OF INVESTMENTS	109

Schedule of Investments (Continued)

iSHARES® FLOATING RATE BOND ETF

October 31, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 104.98%
(Cost: $3,671,848,665)	$3,663,329,517
Other Assets, Less Liabilities — (4.98)%	(173,848,074)

NET ASSETS — 100.00%	$3,489,481,443

[a]	Variable rates shown are as of report date.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	Investments are denominated in U.S. dollars.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

110	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2015

	iShares 0-5 Year High Yield Corporate Bond ETF	iShares 0-5 Year Investment Grade Corporate Bond ETF	iShares Aaa - A Rated Corporate Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$877,610,561	$70,608,949	$75,077,924
Affiliated (Note 2)	168,464,529	8,909,831	10,845,178

Total cost of investments	$1,046,075,090	$79,518,780	$85,923,102

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$849,621,685	$70,561,982	$73,757,367
Affiliated (Note 2)	168,464,529	8,909,545	10,846,484

Total fair value of investments	1,018,086,214	79,471,527	84,603,851
Cash	798,602	35	2,792
Receivables:
Investment securities sold	907,454	250,519	2,721,115
Interest	15,174,349	527,610	638,220
Tax reclaims	11,727	512	15

Total Assets	1,034,978,346	80,250,203	87,965,993

LIABILITIES
Payables:
Investment securities purchased	23,575,196	3,775,826	2,804,250
Collateral for securities on loan (Note 1)	146,548,255	3,524,567	8,165,262
Investment advisory fees (Note 2)	212,336	8,946	20,632

Total Liabilities	170,335,787	7,309,339	10,990,144

NET ASSETS	$864,642,559	$72,940,864	$76,975,849

Net assets consist of:
Paid-in capital	$907,144,443	$72,884,294	$80,570,207
Undistributed net investment income	3,488,640	91,653	453,675
Undistributed net realized gain (accumulated net realized loss)	(18,001,648)	12,170	(2,728,782)
Net unrealized depreciation	(27,988,876)	(47,253)	(1,319,251)

NET ASSETS	$864,642,559	$72,940,864	$76,975,849

Shares outstanding[b]	18,600,000	1,450,000	1,500,000

Net asset value per share	$46.49	$50.30	$51.32

[a]	Securities on loan with values of $139,704,114, $3,421,851 and $7,906,976, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	111

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2015

	iShares Baa - Ba Rated Corporate Bond ETF	iShares B - Ca Rated Corporate Bond ETF	iShares Convertible Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$51,848,166	$11,988,911	$19,536,430
Affiliated (Note 2)	5,239,115	2,624,026	317,346

Total cost of investments	$57,087,281	$14,612,937	$19,853,776

Investments in securities, at fair value (including securities on loana)(Note 1):
Unaffiliated	$49,833,889	$10,947,313	$18,424,360
Affiliated (Note 2)	5,239,115	2,624,026	314,973

Total fair value of investments	55,073,004	13,571,339	18,739,333
Cash	15,029	—	—
Receivables:
Investment securities sold	192,750	—	—
Interest	639,835	222,112	89,414
Tax reclaims	623	—	—

Total Assets	55,921,241	13,793,451	18,828,747

LIABILITIES
Payables:
Investment securities purchased	405,693	42,726	104,328
Collateral for securities on loan (Note 1)	4,870,500	2,344,705	—
Securities related to in-kind transactions (Note 4)	23,015	—	—
Investment advisory fees (Note 2)	13,460	3,370	5,492

Total Liabilities	5,312,668	2,390,801	109,820

NET ASSETS	$50,608,573	$11,402,650	$18,718,927

Net assets consist of:
Paid-in capital	$52,519,476	$12,707,029	$19,916,162
Undistributed net investment income	221,719	75,432	61,830
Accumulated net realized loss	(118,345)	(338,213)	(144,622)
Net unrealized depreciation	(2,014,277)	(1,041,598)	(1,114,443)

NET ASSETS	$50,608,573	$11,402,650	$18,718,927

Shares outstanding[b]	1,000,000	250,000	400,000

Net asset value per share	$50.61	$45.61	$46.80

[a]	Securities on loan with values of $4,699,404, $2,237,440 and $ —, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

112	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2015

iShares Floating Rate Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$3,426,398,321
Affiliated (Note 2)	245,450,344

Total cost of investments	$3,671,848,665

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$3,417,882,242
Affiliated (Note 2)	245,447,275

Total fair value of investments	3,663,329,517
Cash	68,973
Receivables:
Investment securities sold	27,665,403
Interest	3,379,641
Tax reclaims	9,816

Total Assets	3,694,453,350

LIABILITIES
Payables:
Investment securities purchased	27,418,253
Collateral for securities on loan (Note 1)	176,927,154
Investment advisory fees (Note 2)	626,500

Total Liabilities	204,971,907

NET ASSETS	$3,489,481,443

Net assets consist of:
Paid-in capital	$3,503,361,594
Undistributed net investment income	1,782,060
Accumulated net realized loss	(7,143,063)
Net unrealized depreciation	(8,519,148)

NET ASSETS	$3,489,481,443

Shares outstanding[b]	69,200,000

Net asset value per share	$50.43

[a]	Securities on loan with a value of $172,669,841. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	113

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2015

	iShares 0-5 Year High Yield Corporate Bond ETF	iShares 0-5 Year Investment Grade Corporate Bond ETF	iShares Aaa - A Rated Corporate Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated	$23,153,970	$760,058	$10,122,813
Interest — affiliated (Note 2)	1,871	5,423	77,138
Securities lending income — affiliated — net (Note 2)	398,426	4,004	52,970

Total investment income	23,554,267	769,485	10,252,921

EXPENSES
Investment advisory fees (Note 2)	2,129,646	71,656	573,791

Total expenses	2,129,646	71,656	573,791
Less investment advisory fees waived (Note 2)	(858,876)	—	—

Net expenses	1,270,770	71,656	573,791

Net investment income	22,283,497	697,829	9,679,130

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(17,677,464)	12,089	(515,268)
Investments — affiliated (Note 2)	—	—	(534)
In-kind redemptions — unaffiliated	(233,700)	17,422	(2,775,194)
In-kind redemptions — affiliated (Note 2)	—	—	(9,433)

Net realized gain (loss)	(17,911,164)	29,511	(3,300,429)

Net change in unrealized appreciation/depreciation	(26,853,886)	(66,984)	1,822,886

Net realized and unrealized loss	(44,765,050)	(37,473)	(1,477,543)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(22,481,553)	$660,356	$8,201,587

See notes to financial statements.

114	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2015

	iShares Baa -Ba Rated Corporate Bond ETF	iShares B - Ca Rated Corporate Bond ETF	iShares Convertible Bond ETF[a]

NET INVESTMENT INCOME
Interest — unaffiliated	$3,755,336	$1,138,799	$147,006
Interest — affiliated (Note 2)	128	31	1,282
Securities lending income — affiliated — net (Note 2)	28,233	11,980	719

Total investment income	3,783,697	1,150,810	149,007

EXPENSES
Investment advisory fees (Note 2)	286,312	72,822	27,387

Total expenses	286,312	72,822	27,387

Net investment income	3,497,385	1,077,988	121,620

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(118,345)	(337,457)	(111,394)
In-kind redemptions — unaffiliated	(2,485,654)	(485,553)	—

Net realized loss	(2,603,999)	(823,010)	(111,394)

Net change in unrealized appreciation/depreciation	(2,378,435)	(849,244)	(1,114,443)

Net realized and unrealized loss	(4,982,434)	(1,672,254)	(1,225,837)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,485,049)	$(594,266)	$(1,104,217)

[a]	For the period from June 2, 2015 (commencement of operations) to October 31, 2015.

See notes to financial statements.

FINANCIAL STATEMENTS	115

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2015

iShares Floating Rate Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated	$24,240,159
Interest — affiliated (Note 2)	36,315
Securities lending income — affiliated — net (Note 2)	248,466

Total investment income	24,524,940

EXPENSES
Investment advisory fees (Note 2)	6,998,370

Total expenses	6,998,370

Net investment income	17,526,570

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(7,123,832)
Investments — affiliated (Note 2)	811
In-kind redemptions — unaffiliated	(470,248)

Net realized loss	(7,593,269)

Net change in unrealized appreciation/depreciation	(16,179,692)

Net realized and unrealized loss	(23,772,961)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,246,391)

See notes to financial statements.

116	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares 0-5 Year High Yield Corporate Bond ETF		iShares 0-5 Year Investment Grade Corporate Bond ETF
	Year ended October 31, 2015	Year ended October 31, 2014	Year ended October 31, 2015	Year ended October 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$22,283,497	$2,599,920	$697,829	$169,733
Net realized gain (loss)	(17,911,164)	(422,075)	29,511	9,647
Net change in unrealized appreciation/depreciation	(26,853,886)	(1,174,195)	(66,984)	(9,184)

Net increase (decrease) in net assets resulting from operations	(22,481,553)	1,003,650	660,356	170,196

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(19,110,962)	(2,318,472)	(628,099)	(151,364)

Total distributions to shareholders	(19,110,962)	(2,318,472)	(628,099)	(151,364)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	854,726,955	70,523,375	52,789,165	15,102,645
Cost of shares redeemed	(32,858,689)	(9,903,128)	(5,028,857)	—

Net increase in net assets from capital share transactions	821,868,266	60,620,247	47,760,308	15,102,645

INCREASE IN NET ASSETS	780,275,751	59,305,425	47,792,565	15,121,477

NET ASSETS
Beginning of year	84,366,808	25,061,383	25,148,299	10,026,822

End of year	$864,642,559	$84,366,808	$72,940,864	$25,148,299

Undistributed net investment income included in net assets at end of year	$3,488,640	$316,105	$91,653	$21,923

SHARES ISSUED AND REDEEMED
Shares sold	17,600,000	1,400,000	1,050,000	300,000
Shares redeemed	(700,000)	(200,000)	(100,000)	—

Net increase in shares outstanding	16,900,000	1,200,000	950,000	300,000

See notes to financial statements.

FINANCIAL STATEMENTS	117

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Aaa - A Rated Corporate Bond ETF		iShares Baa - Ba Rated Corporate Bond ETF
	Year ended October 31, 2015	Year ended October 31, 2014	Year ended October 31, 2015	Year ended October 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$9,679,130	$9,580,696	$3,497,385	$806,882
Net realized gain (loss)	(3,300,429)	(1,058,977)	(2,603,999)	9,398
Net change in unrealized appreciation/depreciation	1,822,886	11,526,140	(2,378,435)	572,356

Net increase (decrease) in net assets resulting from operations	8,201,587	20,047,859	(1,485,049)	1,388,636

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(10,074,360)	(9,444,855)	(3,349,967)	(801,235)

Total distributions to shareholders	(10,074,360)	(9,444,855)	(3,349,967)	(801,235)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	12,816,682	40,530,864	115,643,324	5,319,140
Cost of shares redeemed	(356,491,552)	(20,333,313)	(86,565,684)	—

Net increase (decrease) in net assets from capital share transactions	(343,674,870)	20,197,551	29,077,640	5,319,140

INCREASE (DECREASE) IN NET ASSETS	(345,547,643)	30,800,555	24,242,624	5,906,541

NET ASSETS
Beginning of year	422,523,492	391,722,937	26,365,949	20,459,408

End of year	$76,975,849	$422,523,492	$50,608,573	$26,365,949

Undistributed net investment income included in net assets at end of year	$453,675	$848,905	$221,719	$74,301

SHARES ISSUED AND REDEEMED
Shares sold	250,000	800,000	2,200,000	100,000
Shares redeemed	(6,950,000)	(400,000)	(1,700,000)	—

Net increase (decrease) in shares outstanding	(6,700,000)	400,000	500,000	100,000

See notes to financial statements.

118	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares B - Ca Rated Corporate Bond ETF		iShares Convertible Bond ETF
	Year ended October 31, 2015	Year ended October 31, 2014	Period from June 2, 2015[a] to October 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,077,988	$1,008,608	$121,620
Net realized gain (loss)	(823,010)	47,303	(111,394)
Net change in unrealized appreciation/depreciation	(849,244)	(588,376)	(1,114,443)

Net increase (decrease) in net assets resulting from operations	(594,266)	467,535	(1,104,217)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,102,956)	(978,007)	(93,018)

Total distributions to shareholders	(1,102,956)	(978,007)	(93,018)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,279,287	10,620,829	19,916,162
Cost of shares redeemed	(14,773,125)	—	—

Net increase (decrease) in net assets from capital share transactions	(7,493,838)	10,620,829	19,916,162

INCREASE (DECREASE) IN NET ASSETS	(9,191,060)	10,110,357	18,718,927

NET ASSETS
Beginning of period	20,593,710	10,483,353	—

End of period	$11,402,650	$20,593,710	$18,718,927

Undistributed net investment income included in net assets at end of period	$75,432	$100,400	$61,830

SHARES ISSUED AND REDEEMED
Shares sold	150,000	200,000	400,000
Shares redeemed	(300,000)	—	—

Net increase (decrease) in shares outstanding	(150,000)	200,000	400,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	119

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Floating Rate Bond ETF
	Year ended October 31, 2015	Year ended October 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$17,526,570	$16,470,843
Net realized gain (loss)	(7,593,269)	3,038,076
Net change in unrealized appreciation/depreciation	(16,179,692)	1,954,681

Net increase (decrease) in net assets resulting from operations	(6,246,391)	21,463,600

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(17,270,866)	(16,185,902)

Total distributions to shareholders	(17,270,866)	(16,185,902)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	946,145,844	1,147,049,383
Cost of shares redeemed	(1,552,991,751)	(811,192,108)

Net increase (decrease) in net assets from capital share transactions	(606,845,907)	335,857,275

INCREASE (DECREASE) IN NET ASSETS	(630,363,164)	341,134,973

NET ASSETS
Beginning of year	4,119,844,607	3,778,709,634

End of year	$3,489,481,443	$4,119,844,607

Undistributed net investment income included in net assets at end of year	$1,782,060	$1,526,356

SHARES ISSUED AND REDEEMED
Shares sold	18,700,000	22,600,000
Shares redeemed	(30,700,000)	(16,000,000)

Net increase (decrease) in shares outstanding	(12,000,000)	6,600,000

See notes to financial statements.

120	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares 0-5 Year High Yield Corporate Bond ETF

	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Period from Oct. 15, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$49.63	$50.12	$49.78

Income from investment operations:
Net investment income[b]	2.49	2.20	0.07
Net realized and unrealized gain (loss)[c]	(3.37)	(0.72)	0.27

Total from investment operations	(0.88)	1.48	0.34

Less distributions from:
Net investment income	(2.26)	(1.97)	—

Total distributions	(2.26)	(1.97)	—

Net asset value, end of period	$46.49	$49.63	$50.12

Total return	(1.84)%	2.99%	0.68%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$864,643	$84,367	$25,061
Ratio of expenses to average net assets[e]	0.30%	0.38%	0.50%
Ratio of expenses to average net assets prior to waived fees[e]	0.50%	0.50%	n/a
Ratio of net investment income to average net assets[e]	5.23%	4.39%	3.16%
Portfolio turnover rate[f]	25%	22%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	121

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares 0-5 Year Investment Grade Corporate Bond ETF

	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Period from Oct. 15, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$50.30	$50.13	$49.92

Income from investment operations:
Net investment income[b]	0.73	0.63	0.02
Net realized and unrealized gain (loss)[c]	(0.06)	0.12	0.19

Total from investment operations	0.67	0.75	0.21

Less distributions from:
Net investment income	(0.67)	(0.58)	—

Total distributions	(0.67)	(0.58)	—

Net asset value, end of period	$50.30	$50.30	$50.13

Total return	1.37%	1.51%	0.42%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$72,941	$25,148	$10,027
Ratio of expenses to average net assets[e]	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	1.46%	1.25%	0.81%
Portfolio turnover rate[f]	22%	15%	0%[g]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[g]	Rounds to less than 1%.

See notes to financial statements.

122	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Aaa - A Rated Corporate Bond ETF
	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$51.53	$50.22	$52.31	$50.07

Income from investment operations:
Net investment income[b]	1.31	1.18	1.06	0.67
Net realized and unrealized gain (loss)[c]	(0.23)	1.30	(2.14)	2.36

Total from investment operations	1.08	2.48	(1.08)	3.03

Less distributions from:
Net investment income	(1.29)	(1.17)	(1.01)	(0.79)

Total distributions	(1.29)	(1.17)	(1.01)	(0.79)

Net asset value, end of period	$51.32	$51.53	$50.22	$52.31

Total return	2.11%	4.99%	(2.07)%	6.11%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$76,976	$422,523	$391,723	$303,399
Ratio of expenses to average net assets[e]	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	2.53%	2.33%	2.09%	1.83%
Portfolio turnover rate[f]	19%	18%	15%	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	123

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Baa - Ba Rated Corporate Bond ETF
	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Apr. 24, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$52.73	$51.15	$52.93	$50.00

Income from investment operations:
Net investment income[b]	1.91	1.93	1.87	0.99
Net realized and unrealized gain (loss)[c]	(2.09)	1.57	(1.87)	2.78

Total from investment operations	(0.18)	3.50	0.00	3.77

Less distributions from:
Net investment income	(1.94)	(1.92)	(1.78)	(0.84)

Total distributions	(1.94)	(1.92)	(1.78)	(0.84)

Net asset value, end of period	$50.61	$52.73	$51.15	$52.93

Total return	(0.37)%	6.97%	(0.01)%[d]	7.64%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$50,609	$26,366	$20,459	$15,879
Ratio of expenses to average net assets[f]	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets[f]	3.66%	3.70%	3.63%	3.74%
Portfolio turnover rate[g]	12%	15%	19%	14%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Includes a payment from an affiliate to compensate the Fund for forgone securities lending revenue. Not including these proceeds, the Fund’s total return would have been -0.03%.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

124	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares B - Ca Rated Corporate Bond ETF
	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Apr. 24, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$51.48	$52.42	$51.61	$50.00

Income from investment operations:
Net investment income[b]	3.20	3.17	3.61	1.89
Net realized and unrealized gain (loss)[c]	(5.74)	(0.85)	0.79	1.28

Total from investment operations	(2.54)	2.32	4.40	3.17

Less distributions from:
Net investment income	(3.33)	(3.26)	(3.59)	(1.56)

Total distributions	(3.33)	(3.26)	(3.59)	(1.56)

Net asset value, end of period	$45.61	$51.48	$52.42	$51.61

Total return	(5.16)%	4.51%	8.84%[d]	6.46%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$11,403	$20,594	$10,483	$10,321
Ratio of expenses to average net assets[f]	0.44%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets[f]	6.53%	6.05%	6.94%	7.18%
Portfolio turnover rate[g]	24%	26%	38%	15%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Includes a payment from an affiliate to compensate the Fund for forgone securities lending revenue. Not including these proceeds, the Fund’s total return would have been 8.71%.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	125

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares Convertible Bond ETF

Period from Jun. 2, 2015[a] to Oct. 31, 2015
Net asset value, beginning of period	$49.50

Income from investment operations:
Net investment income[b]	0.30
Net realized and unrealized loss[c]	(2.77)

Total from investment operations	(2.47)

Less distributions from:
Net investment income	(0.23)

Total distributions	(0.23)

Net asset value, end of period	$46.80

Total return	(4.98)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$18,719
Ratio of expenses to average net assets[e]	0.35%
Ratio of net investment income to average net assets[e]	1.55%
Portfolio turnover rate[f]	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

126	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Floating Rate Bond ETF
	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Year ended Oct. 31, 2012	Period from Jun. 14, 2011[a] to Oct. 31, 2011
Net asset value, beginning of period	$50.74	$50.65	$50.36	$49.28	$50.01

Income from investment operations:
Net investment income[b]	0.25	0.22	0.25	0.55	0.13
Net realized and unrealized gain (loss)[c]	(0.31)	0.09	0.34	1.03	(0.79)

Total from investment operations	(0.06)	0.31	0.59	1.58	(0.66)

Less distributions from:
Net investment income	(0.25)	(0.22)	(0.30)	(0.50)	(0.07)

Total distributions	(0.25)	(0.22)	(0.30)	(0.50)	(0.07)

Net asset value, end of period	$50.43	$50.74	$50.65	$50.36	$49.28

Total return	(0.14)%	0.61%	1.18%	3.23%	(1.31)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,489,481	$4,119,845	$3,778,710	$362,617	$59,136
Ratio of expenses to average net assets[e]	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets[e]	0.50%	0.44%	0.49%	1.09%	0.70%
Portfolio turnover rate[f]	23%	13%	4%	20%	5%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	127

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
0-5 Year High Yield Corporate Bond	Diversified
0-5 Year Investment Grade Corporate Bond	Diversified
Aaa - A Rated Corporate Bond	Diversified
Baa - Ba Rated Corporate Bond	Diversified
B - Ca Rated Corporate Bond	Diversified
Convertible Bond[a]	Non-diversified
Floating Rate Bond	Diversified

[a]	The Fund commenced operations on June 2, 2015.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

128	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	129

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of October 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total
0-5 Year High Yield Corporate Bond
Investments:
Assets:
Corporate Bonds & Notes	$—	$849,621,685	$—	$849,621,685
Money Market Funds	168,464,529	—	—	168,464,529

Total	$168,464,529	$849,621,685	$—	$1,018,086,214

0-5 Year Investment Grade Corporate Bond
Investments:
Assets:
Corporate Bonds & Notes	$—	$71,294,862	$—	$71,294,862
Money Market Funds	8,176,665	—	—	8,176,665

Total	$8,176,665	$71,294,862	$—	$79,471,527

Aaa - A Rated Corporate Bond
Investments:
Assets:
Corporate Bonds & Notes	$—	$74,656,485	$—	$74,656,485
Money Market Funds	9,947,366	—	—	9,947,366

Total	$9,947,366	$74,656,485	$—	$84,603,851

Baa - Ba Rated Corporate Bond
Investments:
Assets:
Corporate Bonds & Notes	$—	$49,833,889	$—	$49,833,889
Money Market Funds	5,239,115	—	—	5,239,115

Total	$5,239,115	$49,833,889	$—	$55,073,004

B - Ca Rated Corporate Bond
Investments:
Assets:
Corporate Bonds & Notes	$—	$10,947,313	$—	$10,947,313
Money Market Funds	2,624,026	—	—	2,624,026

Total	$2,624,026	$10,947,313	$—	$13,571,339

Convertible Bond
Investments:
Assets:
Convertible Bonds	$—	$18,469,735	$—	$18,469,735
Money Market Funds	269,598	—	—	269,598

Total	$269,598	$18,469,735	$—	$18,739,333

130	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	Level 1	Level 2	Level 3	Total
Floating Rate Bond
Investments:
Assets:
Corporate Bonds & Notes	$—	$3,094,659,808	$—	$3,094,659,808
Foreign Government Obligations	—	325,736,701	—	325,736,701
Money Market Funds	242,933,008	—	—	242,933,008

Total	$242,933,008	$3,420,396,509	$—	$3,663,329,517

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2015 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by

NOTES TO FINANCIAL STATEMENTS	131

Notes to Financial Statements (Continued)

iSHARES® TRUST

BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2015:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
0-5 Year High Yield Corporate Bond
Barclays Capital Inc.	$14,376,604	$14,376,604	$—
BNP Paribas Prime Brokerage Inc.	2,413,040	2,413,040	—
Citigroup Global Markets Inc.	12,824,328	12,824,328	—
Credit Suisse Securities (USA) LLC	11,454,719	11,454,719	—
Deutsche Bank Securities Inc.	16,751,375	16,751,375	—
Goldman Sachs & Co.	14,513,970	14,513,970	—
Jefferies LLC	3,243,400	3,243,400	—
JPMorgan Clearing Corp.	35,686,724	35,686,724	—
JPMorgan Securities LLC	10,042,358	10,042,358	—
Merrill Lynch, Pierce, Fenner & Smith	14,248,205	14,248,205	—
SG Americas Securities LLC	3,633,703	3,633,703	—
Wells Fargo Securities LLC	515,688	515,688	—

	$139,704,114	$139,704,114	$—

0-5 Year Investment Grade Corporate Bond
BNP Paribas Prime Brokerage Inc.	$619,504	$619,504	$—
Citigroup Global Markets Inc.	54,683	54,683	—
Credit Suisse Securities (USA) LLC	249,329	249,329	—
Deutsche Bank Securities Inc.	110,329	110,329	—
Jefferies LLC	203,851	203,851	—
JPMorgan Clearing Corp.	225,634	225,634	—
JPMorgan Securities LLC	275,069	275,069	—
Merrill Lynch, Pierce, Fenner & Smith	598,658	598,658	—
Morgan Stanley & Co. LLC	734,641	734,641	—
SG Americas Securities LLC	350,153	350,153	—

	$3,421,851	$3,421,851	$—

132	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Aaa - A Rated Corporate Bond
Barclays Capital Inc.	$536,339	$536,339	$—
BNP Paribas Prime Brokerage Inc.	118,737	118,737	—
Citigroup Global Markets Inc.	327,965	327,965	—
Credit Suisse Securities (USA) LLC	371,263	371,263	—
Deutsche Bank Securities Inc.	482,680	482,680	—
Jefferies LLC	931,602	931,602	—
JPMorgan Clearing Corp.	283,179	283,179	—
JPMorgan Securities LLC	1,599,121	1,599,121	—
Merrill Lynch, Pierce, Fenner & Smith	1,367,012	1,367,012	—
Morgan Stanley & Co. LLC	748,359	748,359	—
RBC Capital Markets LLC	689,242	689,242	—
Scotia Capital (USA) Inc.	44,378	44,378	—
SG Americas Securities LLC	180,806	180,806	—
Wells Fargo Securities LLC	226,293	226,293	—

	$7,906,976	$7,906,976	$—

Baa - Ba Rated Corporate Bond
Barclays Capital Inc.	$670,240	$670,240	$—
BNP Paribas Prime Brokerage Inc.	312,144	312,144	—
Citigroup Global Markets Inc.	610,624	610,624	—
Credit Suisse Securities (USA) LLC	204,893	204,893	—
Deutsche Bank Securities Inc.	390,475	390,475	—
JPMorgan Clearing Corp.	1,228,092	1,228,092	—
Merrill Lynch, Pierce, Fenner & Smith	457,409	457,409	—
Morgan Stanley & Co. LLC	680,256	680,256	—
Wells Fargo Securities LLC	145,271	145,271	—

	$4,699,404	$4,699,404	$—

B - Ca Rated Corporate Bond
Barclays Capital Inc.	$148,544	$148,544	$—
Citigroup Global Markets Inc.	324,938	324,938	—
Credit Suisse Securities (USA) LLC	103,188	103,188	—
Deutsche Bank Securities Inc.	122,747	122,747	—
Goldman Sachs & Co.	483,495	483,495	—
Jefferies LLC	33,461	33,461	—
JPMorgan Clearing Corp.	673,311	673,311	—
Merrill Lynch, Pierce, Fenner & Smith	78,006	78,006	—
Morgan Stanley & Co. LLC	220,125	220,125	—
SG Americas Securities LLC	49,625	49,625	—

	$2,237,440	$2,237,440	$—

NOTES TO FINANCIAL STATEMENTS	133

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Floating Rate Bond
Barclays Capital Inc.	$10,462,157	$10,462,157	$—
BNP Paribas Prime Brokerage Inc.	2,671,580	2,671,580	—
Citigroup Global Markets Inc.	6,216,704	6,216,704	—
Credit Suisse Securities (USA) LLC	8,032,818	8,032,818	—
Deutsche Bank Securities Inc.	36,937,674	36,937,674	—
Goldman Sachs & Co.	7,737,811	7,737,811	—
Jefferies LLC	5,510,499	5,510,499	—
JPMorgan Clearing Corp.	7,819,360	7,819,360	—
JPMorgan Securities LLC	30,141,489	30,141,489	—
Merrill Lynch, Pierce, Fenner & Smith	24,997,893	24,997,893	—
Mizuho Securities USA Inc.	7,986,621	7,986,621	—
Morgan Stanley & Co. LLC	5,096,848	5,096,848	—
RBC Capital Markets LLC	13,076,148	13,076,148	—
SG Americas Securities LLC	349,888	349,888	—
Wells Fargo Securities LLC	5,632,351	5,632,351	—

	$172,669,841	$172,669,841	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the iShares 0-5 Year High Yield Corporate Bond ETF, BFA is entitled to an annual investment advisory fee of 0.50% based on the average daily net assets of the Fund. The total of the investment advisory fee and any other fund expenses is a fund’s total annual operating expense. BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 28, 2019 in order to limit total annual operating expenses after fee waiver to 0.30% of average daily net assets.

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
0-5 Year Investment Grade Corporate Bond	0.15%
Aaa - A Rated Corporate Bond	0.15
Baa - Ba Rated Corporate Bond	0.30
Convertible Bond	0.35
Floating Rate Bond	0.20

134	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Effective March 2, 2015, for its investment advisory services to the iShares B - Ca Rated Corporate Bond ETF, BFA is entitled to an annual investment advisory fee of 0.35% based on the average daily net assets of the Fund. Prior to March 2, 2015, for its investment advisory services to the Fund, BFA was entitled to an annual investment advisory fee of 0.55% based on the average daily net assets of the Fund.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
0-5 Year High Yield Corporate Bond	$123,958
0-5 Year Investment Grade Corporate Bond	1,709
Aaa - A Rated Corporate Bond	22,674
Baa - Ba Rated Corporate Bond	10,081
B - Ca Rated Corporate Bond	4,107
Convertible Bond	193
Floating Rate Bond	105,656

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

NOTES TO FINANCIAL STATEMENTS	135

Notes to Financial Statements (Continued)

iSHARES® TRUST

Cross trades for the year ended October 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended October 31, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Principal Held at Beginning of Year (000s)	Principal Purchased (000s)	Principal Sold (000s)	Principal Held at End of Year (000s)	Value at End of Year	Interest Income	Net Realized Gain (Loss)
0-5 Year Investment Grade Corporate Bond
PNC Bank N.A.
2.30%, 06/01/20	$—	$100	$—	$100	$99,755	$612	$—
PNC Funding Corp.
2.70%, 09/19/16	150	150	—	300	304,335	1,802	—
5.13%, 02/08/20	—	250	—	250	278,733	2,276	—
5.25%, 11/15/15	50	—	—	50	50,057	593	—

					$732,880	$5,283	$—

Aaa - A rated Corporate Bond
PNC Bank N.A.
1.13%, 01/27/17	$750	$500	$(1,000)	$250	$249,818	$11,629	$(2,701)
1.60%, 06/01/18	—	500	(250)	250	249,744	1,778	18
2.20%, 01/28/19	250	—	(250)	—	—	5,151	2,174
2.70%, 11/01/22	250	—	(250)	—	—	6,474	(8,275)
2.95%, 01/30/23	400	—	(400)	—	—	11,705	(4,991)
4.20%, 11/01/25	350	500	(600)	250	265,610	20,559	13,085
PNC Funding Corp.
2.70%, 09/19/16	650	—	(650)	—	—	7,174	233
5.13%, 02/08/20	675	—	(554)	121	133,946	12,258	(9,510)

					$899,118	$76,728	$(9,967)

Convertible Bond
PennyMac Corp.
5.38%, 05/01/20	$—	$50	$—	$50	$45,375	$1,263	$—

136	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Name of Affiliated Issuer	Principal Held at Beginning of Year (000s)	Principal Purchased (000s)	Principal Sold (000s)	Principal Held at End of Year (000s)	Value at End of Year	Interest Income	Net Realized Gain (Loss)
Floating Rate Bond
PNC Bank N.A.
0.55%, 04/29/16	$9,000	$—	$(9,000)	$—	$—	$25,576	$811
0.60%, 08/01/17	—	700	—	700	697,220	1,189	—
0.74%, 06/01/18	—	1,825	—	1,825	1,817,047	3,068	—

					$2,514,267	$29,833	$811

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2015 were as follows:

	U.S. Government Obligations		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
0-5 Year High Yield Corporate Bond	$—	$—	$655,467,894	$100,166,515
0-5 Year Investment Grade Corporate Bond	606,225	606,532	28,914,265	9,196,026
Aaa - A Rated Corporate Bond	1,334,643	1,366,170	84,268,565	70,864,216
Baa - Ba Rated Corporate Bond	887,089	881,793	93,910,092	9,676,861
B - Ca Rated Corporate Bond	—	—	3,724,351	4,146,129
Convertible Bond	—	—	19,996,846	752,842
Floating Rate Bond	—	—	1,269,399,347	769,336,007

In-kind transactions (see Note 4) for the year ended October 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
0-5 Year High Yield Corporate Bond	$297,013,499	$28,272,035
0-5 Year Investment Grade Corporate Bond	33,888,063	5,041,744
Aaa - A Rated Corporate Bond	—	350,185,731
Baa - Ba Rated Corporate Bond	29,023,159	83,515,568
B - Ca Rated Corporate Bond	7,012,297	14,162,419
Floating Rate Bond	256,077,177	1,470,945,139

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

NOTES TO FINANCIAL STATEMENTS	137

Notes to Financial Statements (Continued)

iSHARES® TRUST

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in fixed income instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

138	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Each Fund invests a substantial amount of its assets in fixed-income securities. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, each Fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

The iShares 0-5 Year High Yield Corporate Bond ETF, iShares Baa - Ba Rated Corporate Bond ETF, iShares B - Ca Rated Corporate Bond ETF and iShares Convertible Bond ETF each invests a substantial portion of its assets in high yield securities that are rated below investment-grade (including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch or “Baa3” by Moody’s), or are unrated which may be more volatile than higher-rated securities of similar maturity. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

NOTES TO FINANCIAL STATEMENTS	139

Notes to Financial Statements (Continued)

iSHARES® TRUST

October 31, 2015, attributable to undistributed capital gains, amortization methods on fixed income securities and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
0-5 Year High Yield Corporate Bond	$(233,700)	$—	$233,700
0-5 Year Investment Grade Corporate Bond	26,971	—	(26,971)
Aaa - A Rated Corporate Bond	(2,818,618)	—	2,818,618
Baa - Ba Rated Corporate Bond	(2,479,818)	—	2,479,818
B - Ca Rated Corporate Bond	(437,494)	—	437,494
Convertible Bond	—	33,228	(33,228)
Floating Rate Bond	(470,248)	—	470,248

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 was as follows:

iShares ETF	2015	2014
0-5 Year High Yield Corporate Bond
Ordinary income	$19,110,962	$2,318,472

0-5 Year Investment Grade Corporate Bond
Ordinary income	$628,099	$151,364

Aaa - A Rated Corporate
Ordinary income	$10,074,360	$9,444,855

Baa - Ba Rated Corporate
Ordinary income	$3,349,967	$801,235

B - Ca Rated Corporate
Ordinary income	$1,102,956	$978,007

Convertible Bond
Ordinary income	$93,018	N/A

Floating Rate Bond
Ordinary income	$17,270,866	$16,185,902

140	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of October 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
0-5 Year High Yield Corporate Bond	$3,488,640	$—	$(17,987,840)	$(28,002,684)	$(42,501,884)
0-5 Year Investment Grade Corporate Bond	96,019	8,936	—	(48,385)	56,570
Aaa - A Rated Corporate Bond	453,675	—	(2,728,636)	(1,319,397)	(3,594,358)
Baa - Ba Rated Corporate Bond	221,719	—	(118,345)	(2,014,277)	(1,910,903)
B - Ca Rated Corporate Bond	75,432	—	(337,456)	(1,042,355)	(1,304,379)
Convertible Bond	133,952	—	(119,514)	(1,211,673)	(1,197,235)
Floating Rate Bond	1,782,060	—	(7,143,063)	(8,519,148)	(13,880,151)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and amortization methods for premiums and discounts on fixed income securities.

As of October 31, 2015, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non-Expiring
0-5 Year High Yield Corporate Bond	$17,987,840
Aaa - A Rated Corporate Bond	2,728,636
Baa - Ba Rated Corporate Bond	118,345
B - Ca Rated Corporate Bond	337,456
Convertible Bond	119,514
Floating Rate Bond	7,143,063

NOTES TO FINANCIAL STATEMENTS	141

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of October 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
0-5 Year High Yield Corporate Bond	$1,046,088,898	$2,129,872	$(30,132,556)	$(28,002,684)
0-5 Year Investment Grade Corporate Bond	79,519,912	142,488	(190,873)	(48,385)
Aaa - A Rated Corporate Bond	85,923,248	333,340	(1,652,737)	(1,319,397)
Baa - Ba Rated Corporate Bond	57,087,281	193,251	(2,207,528)	(2,014,277)
B - Ca Rated Corporate Bond	14,613,694	122,676	(1,165,031)	(1,042,355)
Convertible Bond	19,951,006	514,613	(1,726,286)	(1,211,673)
Floating Rate Bond	3,671,848,665	1,430,370	(9,949,518)	(8,519,148)

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

142	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares 0-5 Year High Yield Corporate Bond ETF, iShares 0-5 Year Investment Grade Corporate Bond ETF, iShares Aaa - A Rated Corporate Bond ETF, iShares Baa - Ba Rated Corporate Bond ETF, iShares B - Ca Rated Corporate Bond ETF, iShares Convertible Bond ETF and iShares Floating Rate Bond ETF (the “Funds”) at October 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 22, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	143

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 871(k)(1)(C) of the Internal Revenue Code, the Funds hereby designate the following maximum amounts allowable as interest-related dividends for the fiscal year ended October 31, 2015:

iShares ETF	Interest- Related Dividends
0-5 Year High Yield Corporate Bond	$15,003,724
0-5 Year Investment Grade Corporate Bond	535,189
Aaa - A Rated Corporate Bond	7,390,525
Baa - Ba Rated Corporate Bond	2,640,332
B - Ca Rated Corporate Bond	760,188
Floating Rate Bond	10,215,973

144	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares 0-5 Year High Yield Corporate Bond ETF and iShares Aaa - A Rated Corporate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have different investment objectives

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	145

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception,

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breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds or that track the same index or a similar index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

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Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares 0-5 Year Investment Grade Corporate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a

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comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

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Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an

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underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares Baa - Ba Rated Corporate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

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The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group. The Board further noted that the Lipper Group contained only four funds.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had

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focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

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Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

IV. iShares B - Ca Rated Corporate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited

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instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group, and in the 5th quintile. The Board further noted that it had previously approved, effective March 2, 2015, the permanent reduction in the Fund’s investment advisory fee rate from 55 basis points to 35 basis points, which was not reflected in the Lipper data.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

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Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund,

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as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

V. iShares Convertible Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on March 24-25, 2015, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (the

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“Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the proposed investment advisory fee rate and overall expenses for the Fund were lower than the median of the investment advisory fee rates and overall expenses of the funds in the Lipper Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of fund pricing, the Board concluded that the proposed investment advisory fee and expense levels of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and its Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether, in the future, any adjustments in the Fund’s fees would be appropriate.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. The Board noted that there are various ways to share potential economies of scale with iShares fund shareholders, including through fee reductions (that may take the form of breakpoints, price cuts, and/or waivers), continued investment in services to iShares fund shareholders, and fee levels that anticipate scale.

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Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts that track the same underlying index that serves as the underlying index for the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive services to be provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure and the Fund expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

VI. iShares Floating Rate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the

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“Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

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Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory

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Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

162	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
0-5 Year High Yield Corporate Bond	$2.241635	$—	$0.013966	$2.255601	99%	—%	1%		100%
0-5 Year Investment Grade Corporate Bond	0.671824	—	0.000362	0.672186	100	—	0	[a]	100
Aaa - A Rated Corporate Bond	1.289331	—	—	1.289331	100	—	—		100
Baa - Ba Rated Corporate Bond	1.935758	—	—	1.935758	100	—	—		100
B - Ca Rated Corporate Bond	3.328552	—	—	3.328552	100	—	—		100
Floating Rate Bond	0.248895	—	—	0.248895	100	—	—		100

[a]	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	163

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares 0-5 Year High Yield Corporate Bond ETF

Period Covered: October 15, 2013 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	65	13.16%
Between 0.5% and –0.5%	426	86.23
Less than –0.5% and Greater than –1.0%	3	0.61

	494	100.00%

iShares 0-5 Year Investment Grade Corporate Bond ETF

Period Covered: October 15, 2013 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	5	1.01%
Between 0.5% and –0.5%	489	98.99

	494	100.00%

iShares Aaa - A Rated Corporate Bond ETF

Period Covered: February 14, 2012 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	9	0.99%
Greater than 0.5% and Less than 1.0%	183	20.04
Between 0.5% and –0.5%	716	78.42
Less than –0.5% and Greater than –1.0%	4	0.44
Less than –1.0%	1	0.11

	913	100.00%

164	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Baa - Ba Rated Corporate Bond ETF

Period Covered: April 24, 2012 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	2	0.23%
Greater than 1.0% and Less than 1.5%	25	2.89
Greater than 0.5% and Less than 1.0%	157	18.15
Between 0.5% and –0.5%	466	53.86
Less than –0.5% and Greater than –1.0%	94	10.87
Less than –1.0% and Greater than –1.5%	67	7.75
Less than –1.5% and Greater than –2.0%	42	4.86
Less than –2.0% and Greater than –2.5%	9	1.04
Less than –2.5% and Greater than –3.0%	1	0.12
Less than –3.0%	2	0.23

	865	100.00%

iShares B - Ca Corporate Bond ETF

Period Covered: April 24, 2012 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	2	0.23%
Greater than 2.5% and Less than 3.0%	13	1.50
Greater than 2.0% and Less than 2.5%	10	1.16
Greater than 1.5% and Less than 2.0%	17	1.97
Greater than 1.0% and Less than 1.5%	45	5.20
Greater than 0.5% and Less than 1.0%	99	11.45
Between 0.5% and –0.5%	465	53.75
Less than –0.5% and Greater than –1.0%	160	18.50
Less than –1.0% and Greater than –1.5%	43	4.97
Less than –1.5% and Greater than –2.0%	8	0.92
Less than –2.0% and Greater than –2.5%	2	0.23
Less than –2.5% and Greater than –3.0%	1	0.12

	865	100.00%

SUPPLEMENTAL INFORMATION	165

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Convertible Bond ETF

Period Covered: June 2, 2015 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	1.18%
Greater than 1.5% and Less than 2.0%	3	3.53
Greater than 1.0% and Less than 1.5%	8	9.41
Greater than 0.5% and Less than 1.0%	19	22.35
Between 0.5% and –0.5%	48	56.48
Less than –0.5% and Greater than –1.0%	2	2.35
Less than –1.0% and Greater than –1.5%	2	2.35
Less than –1.5%	2	2.35

	85	100.00%

iShares Floating Rate Bond ETF

Period Covered: June 4, 2011 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.09%
Greater than 1.0% and Less than 1.5%	1	0.09
Greater than 0.5% and Less than 1.0%	34	3.14
Between 0.5% and –0.5%	1,045	96.59
Less than –0.5%	1	0.09

	1,082	100.00%

166	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 324 funds (as of October 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	167

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

168	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (60)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (51)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	169

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (48)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

170	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed or issued by Barclays Capital Inc., nor are they sponsored, endorsed, issued, sold or promoted by Markit Indices Limited. None of these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-104-1015

OCTOBER 31, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares CMBS ETF | CMBS | NYSE Arca
➢	iShares Core U.S. Treasury Bond ETF | GOVT | NYSE Arca
➢	iShares GNMA Bond ETF | GNMA | NASDAQ
➢	iShares Treasury Floating Rate Bond ETF | TFLO | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. BOND MARKET OVERVIEW

U.S. bonds returned approximately 2% for the 12 months ended October 31, 2015 (the “reporting period”). The modest bond market returns reflected an inconsistent but moderate overall level of U.S. economic growth and low inflation. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters, weighed down by a stronger U.S. dollar (which made U.S. goods more expensive overseas) and severe winter weather in many regions of the country. The economy rebounded in the second and third quarters of 2015, led by strong employment growth —sending the unemployment rate to its lowest level since April 2008 — and robust vehicle sales.

Inflation stayed low throughout the reporting period, with the consumer price index increasing 0.2% for the reporting period. Falling energy prices, including a decline of more than 40% in the price of oil, contributed to the muted inflation rate.

At the beginning of the reporting period, the U.S. Federal Reserve Bank (the “Fed”) ended a two-year quantitative easing program and signaled its intent to raise its short-term interest rate target sometime in 2015. However, the mixed economic data, lack of inflationary pressure, and slowing growth elsewhere in the world (particularly in China and other emerging economies) convinced the Fed to hold short-term interest rates steady throughout the reporting period.

Nonetheless, short-term bond yields generally rose during the reporting period in anticipation of a potential Fed interest rate increase. In contrast, intermediate- and long-term bond yields declined modestly for the reporting period, reflecting the benign inflationary environment and investor demand for U.S. bonds.

A number of other factors buffeted the fixed-income market during the reporting period. Geopolitical conflicts, most notably in Ukraine and across the Middle East, continued to have an effect on financial markets. Greece and Puerto Rico wrestled with potential defaults on their government debt. The U.S. dollar strengthened against most major currencies during the reporting period, which made U.S. investments more attractive to international investors but created headwinds for the domestic economy.

Investor concerns brought on by many of these factors, as well as uncertainty surrounding the strength of the U.S. economy and Fed interest rate policy, led to a flight to quality during the reporting period. As a result, higher-quality bonds outperformed riskier assets for the reporting period.

Mortgage-backed securities were the leading performers for the reporting period. Both residential and commercial mortgage-backed securities benefited from investor demand for high credit quality and relatively high yields. U.S. Treasury bonds were also among the better performers in the fixed-income market. In addition to the flight to quality, Treasury securities benefited from their interest-rate sensitivity as declining yields across most maturity sectors of the Treasury market led to rising bond prices. The primary exception was Treasury inflation-protected securities, which posted negative returns for the reporting period, reflecting a lack of investor demand for inflation protection.

Corporate bonds underperformed the broader bond market for the reporting period. Corporate bonds tend to have greater credit risk than other sectors of the bond market, and the broad flight to quality led to reduced demand for corporate securities. In particular, high-yield corporate bonds were among the only sectors of the bond market to decline for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CMBS ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.22%	1.72%	2.61%	2.22%	1.72%	2.61%
Since Inception	3.10%	3.05%	3.56%	12.02%	11.78%	13.87%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,002.10	$1.26	$1,000.00	$1,023.90	$1.28	0.25%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CMBS ETF

The iShares CMBS ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade commercial mortgage-backed securities, as represented by the Barclays U.S. CMBS (ERISA Only) Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was 2.22%, net of fees, while the total return for the Index was 2.61%.

As represented by the Index, commercial mortgage-backed securities (“CMBS”) produced positive returns for the reporting period. The Index benefited from a modest decline in interest rates, as the 10-year U.S. Treasury yield fell from 2.31% at the beginning of the reporting period to 2.15% at the end. Treasury yields, which are an important benchmark for mortgage rates, fell as a lack of inflation, a sharp decline in commodity prices, and disappointing growth in China helped support bond prices. CMBS also were aided by investor demand for the securities’ combination of comparatively high yield and credit quality. On average, more than three-quarters of the Index had the highest credit rating of AAA during the reporting period. This was particularly beneficial as credit spreads widened and most non-Treasury sectors of the bond market underperformed.

In addition, fundamentals for commercial real estate improved during the reporting period, further supporting the sector. Prices for commercial properties in major markets reached levels nearly 30% higher than before the 2008–09 financial crisis, while in smaller markets, prices were within 1% of all-time highs. These price gains have been driven by record-low capitalization rates and strong investor demand, as well as foreign investment in U.S. commercial properties, which reached an all-time high in October.

Despite the positive overall performance, the market experienced bouts of volatility during the reporting period. Uncertainty surrounding the timing of a potential interest rate increase from the Fed contributed to greater market volatility, particularly during the latter half of the reporting period.

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating [1]	Percentage of Total Investments [2]

Aaa	77.35%
Aa	7.00
A	4.30
Baa	0.23
Not Rated	11.12

TOTAL	100.00%

ALLOCATION BY MATURITY

As of 10/31/15

Maturity	Percentage of Total Investments [2]

1-5 Years	11.39%
5-10 Years	21.43
More than 20 Years	67.18

TOTAL	100.00%

[1]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CORE U.S. TREASURY BOND ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.32%	2.40%	2.39%	2.32%	2.40%	2.39%
Since Inception	1.44%	1.47%	1.54%	5.47%	5.55%	5.82%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,002.80	$0.76	$1,000.00	$1,024.40	$0.77	0.15%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE U.S. TREASURY BOND ETF

The iShares Core U.S. Treasury Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury bonds, as represented by the Barclays U.S. Treasury Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was 2.32%, net of fees, while the total return for the Index was 2.39%.

As represented by the Index, U.S. Treasury bonds produced positive returns for the reporting period. Longer-term bond yields declined modestly during the period as a lack of inflation, a sharp decline in commodity prices, and disappointing growth in China helped support bond prices and lower yields. However, yields on two-year Treasury notes increased during the reporting period, reflecting comparatively healthy U.S. economic growth and expectations that the Fed would raise short-term interest rates. As a result, the yield curve (a graphic representation of bond yields at different maturities) flattened, with longer-term Treasury securities outperforming shorter-term notes.

This disparity in performance was reflected in the Index’s contribution to return by maturity. Securities with remaining maturities of three years or less, which made up nearly 40% of the Index on average during the reporting period, produced the smallest contribution to performance of any maturity sector. By comparison, securities maturing in seven to 10 years, which comprised approximately 10% of the Index on average during the reporting period, had a greater contribution to return.

Despite the positive overall performance, the Treasury market experienced bouts of volatility during the reporting period. Uncertainty surrounding the timing of a potential Fed rate hike contributed to greater market volatility, particularly during the latter half of the reporting period.

ALLOCATION BY MATURITY

As of 10/31/15

Maturity	Percentage of Total Investments*

0-1 Year	0.01%
1-5 Years	56.30
5-10 Years	29.58
10-15 Years	1.21
15-20 Years	0.27
More than 20 Years	12.63

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 10/31/15

Security	Percentage of Total Investments*

U.S. Treasury Note/Bond, 1.25%, 11/30/18	10.74%
U.S. Treasury Note/Bond, 3.25%, 03/31/17	8.23
U.S. Treasury Note/Bond, 0.88%, 11/30/16	4.12
U.S. Treasury Note/Bond, 2.38%, 08/15/24	4.04
U.S. Treasury Note/Bond, 0.88%, 10/15/17	3.08

TOTAL	30.21%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® GNMA BOND ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.68%	1.70%	2.03%	1.68%	1.70%	2.03%
Since Inception	1.41%	1.44%	1.86%	5.33%	5.46%	7.07%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/14/12. The first day of secondary market trading was 2/16/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,000.40	$0.55	$1,000.00	$1,024.70	$0.56	0.11%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® GNMA BOND ETF

The iShares GNMA Bond ETF (the “Fund”) (formerly the iShares Core GNMA Bond ETF) seeks to track the investment results of an index composed of mortgage-backed pass-through securities guaranteed by the Government National Mortgage Association (GNMA or Ginnie Mae), as represented by the Barclays U.S. GNMA Bond Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was 1.68%, net of fees, while the total return for the Index was 2.03%.

As represented by the Index, mortgage-backed securities produced positive returns for the reporting period. The Index’s performance is largely determined by changes in interest rates and income from residential mortgage-backed securities. GNMA securities perform best in a relatively stable interest rate environment, when their comparatively high interest payments account for a greater portion of total return. Declining interest rates are undesirable because mortgage refinancing activity increases, eliminating older, higher-yielding bonds and replacing them with new, lower-yielding securities. Higher interest rates also detract from mortgage performance as refinancing activity decreases, extending the average life of the security and making it more interest rate sensitive.

Interest rates finished the reporting period only slightly lower than where they began, but they experienced bouts of volatility along the way. Uncertainty surrounding the timing of a potential interest rate increase from the Fed contributed to interest rate volatility. However, the housing market appeared healthy, with sales of existing homes up 8.8% year-over-year through September 2015 (the most recent data available). This was the second-highest year-over-year growth rate since February 2007. In addition, refinancing activity was fairly modest despite declining interest rates as many homeowners already took advantage of record low interest rates in prior years.

ALLOCATION BY MATURITY

As of 10/31/15

Maturity	Percentage of Total Investments*

5-10 Years	0.08%
10-15 Years	0.61
More than 20 Years	99.31

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 10/31/15

Security	Percentage of Total Investments*

Government National Mortgage Association, 3.50%, 07/20/45	21.29%
Government National Mortgage Association, 3.50%, 11/01/45	11.42
Government National Mortgage Association, 4.50%, 11/01/45	10.81
Government National Mortgage Association, 4.00%, 11/01/45	10.28
Government National Mortgage Association, 3.00%, 08/20/45	6.83

TOTAL	60.63%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® TREASURY FLOATING RATE BOND ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.05%	(0.09)%	0.06%	0.05%	(0.09)%	0.06%
Since Inception	0.08%	0.09%	0.09%	0.13%	0.15%	0.16%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/3/14. The first day of secondary market trading was 2/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 14 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,000.10	$0.00	$1,000.00	$1,025.20	$0.00	0.00%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 14 for more information.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® TREASURY FLOATING RATE BOND ETF

The iShares Treasury Floating Rate Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. Treasury floating rate bonds, as represented by the Barclays U.S. Treasury Floating Rate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was 0.05%, net of fees, while the total return for the Index was 0.06%.

As represented by the Index, floating-rate U.S. Treasury bonds advanced fractionally for the reporting period. The Index consists of short-term U.S. Treasury bonds with interest rates that reset on a weekly basis. Floating-rate U.S. Treasury securities were first issued in January 2014. They are issued on a quarterly basis and have a two-year maturity date.

At the beginning of the reporting period, the Fed signaled its intent to raise short-term interest rates sometime in 2015. This decision was based on an improving domestic economy that had recently recorded its fastest quarterly growth rate in 11 years. Expectations of higher interest rates tend to result in stronger demand for floating-rate bonds, boosting their performance.

However, low inflation in the U.S., resulting primarily from declining commodities prices, and generally sluggish global economic growth led the Fed to hold short-term interest rates steady throughout the reporting period. The Fed’s inaction held floating-rate U.S. Treasury securities in check, resulting in modest overall performance.

For the reporting period, the average interest rate on floating-rate U.S. Treasury securities edged higher, from 0.08% to 0.09%, but remained at low absolute levels, reflecting the Fed’s near-zero interest rate policy.

ALLOCATION BY MATURITY

As of 10/31/15

Maturity	Percentage of Total Investments*

0-1 Year	34.24%
1-5 Years	65.76

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 10/31/15

Security	Percentage of Total Investments*

U.S. Treasury Floating Rate Note, 0.09%, 04/30/17	39.95%
U.S. Treasury Floating Rate Note, 0.07%, 10/31/16	19.49
U.S. Treasury Floating Rate Note, 0.10%, 07/31/17	13.32
U.S. Treasury Floating Rate Note, 0.10%, 01/31/17	12.49
U.S. Treasury Floating Rate Note, 0.09%, 07/31/16	7.50

TOTAL	92.75%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2015 and held through October 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CMBS ETF

October 31, 2015

Security	Principal (000s)	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 67.24%

MORTGAGE-BACKED SECURITIES — 67.24%
Banc of America Commercial Mortgage Trust
Series 2007-2, Class A4
5.62%, 04/10/49[a]	$700	$729,199
Series 2007-3, Class A4
5.56%, 06/10/49[a]	512	531,907
Series 2007-5, Class A4
5.49%, 02/10/51	255	264,667
Bear Stearns Commercial Mortgage Securities Trust
Series 2007-PW16, Class A4
5.70%, 06/11/40[a]	447	464,260
Series 2007-PW16, Class AM
5.70%, 06/11/40[a]	250	262,322
Series 2007-PW17, Class A4
5.69%, 06/11/50[a]	549	577,366
Series 2007-PW18, Class A4
5.70%, 06/11/50	880	927,359
Series 2007-PW18, Class AM
6.08%, 06/11/50[a]	400	430,570
Series 2007-T26, Class A4
5.47%, 01/12/45[a]	287	298,349
Series 2007-T28, Class A4
5.74%, 09/11/42[a]	264	278,823
Series 2007-T28, Class AJ
5.93%, 09/11/42 (Call 10/07/17)[a]	140	148,126
CD Mortgage Trust
Series 2007-CD5, Class A4
5.89%, 11/15/44[a]	557	589,733
CFCRE Commercial Mortgage Trust
Series 2011-C2, Class A2
3.06%, 12/15/47	140	141,603
Citigroup Commercial Mortgage Trust
Series 2007-C6, Class A4
5.71%, 12/10/49[a]	800	836,399
Series 2008-C7, Class A4
6.14%, 12/10/49[a]	319	338,327
Series 2012-GC8, Class A2
1.81%, 09/10/45	400	402,159

Security	Principal (000s)	Value

Series 2012-GC8, Class A4
3.02%, 09/10/45	$300	$307,506
Series 2013-GC11, Class AS
3.42%, 04/10/46	100	101,287
Series 2013-GC15, Class A4
4.37%, 09/10/46[a]	750	822,168
Series 2013-GC17, Class A4
4.13%, 11/10/46	400	431,037
Series 2014-GC19, Class A4
4.02%, 03/10/47	500	535,100
Series 2014-GC19, Class B
4.81%, 03/10/47[a]	250	267,748
Series 2014-GC21, Class A5
3.86%, 05/10/47	500	528,588
Series 2014-GC23, Class A2
2.85%, 07/10/47	250	257,389
Series 2014-GC23, Class AS
3.86%, 07/10/47	250	257,692
Series 2014-GC25, Class A1
1.49%, 10/10/47	438	436,525
Series 2014-GC25, Class A4
3.64%, 10/10/47	800	828,042
Series 2014-GC25, Class B
4.35%, 10/10/47	100	101,857
Series 2015-GC27, Class A5
3.14%, 02/10/48	750	746,389
Series 2015-GC27, Class AS
3.57%, 02/10/48	250	249,137
Series 2015-GC29, Class C
4.16%, 04/10/48[a]	250	238,241
Series 2015-GC33, Class A4
3.78%, 09/10/58	500	521,174
Series 2015-P1, Class A5
3.72%, 09/15/48	750	777,118
COBALT CMBS Commercial Mortgage Trust
Series 2007-C2, Class A3
5.48%, 04/15/47[a]	922	957,419
COMM Mortgage Trust
Series 2007-C9, Class A4
5.80%, 12/10/49[a]	1,150	1,215,049
Series 2012-CR1, Class A3
3.39%, 05/15/45	250	261,221

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2015

Security	Principal (000s)	Value

Series 2012-CR2, Class ASB
2.75%, 08/15/45	$250	$256,355
Series 2012-CR4, Class A2
1.80%, 10/15/45	390	391,262
Series 2012-CR4, Class A3
2.85%, 10/15/45	200	201,379
Series 2012-LC4, Class AM
4.06%, 12/10/44	125	133,554
Series 2012-LC4, Class C
5.64%, 12/10/44[a]	200	221,274
Series 2013-CR06, Class A2
2.12%, 03/10/46	500	505,695
Series 2013-CR06, Class ASB
2.62%, 03/10/46	500	506,969
Series 2013-CR07, Class A4
3.21%, 03/10/46	500	510,375
Series 2013-CR08, Class A5
3.61%, 06/10/46[a]	500	524,535
Series 2013-CR09, Class A1
1.34%, 07/10/45	472	471,400
Series 2013-CR09, Class A4
4.23%, 07/10/45[a]	600	655,071
Series 2013-CR10, Class A1
1.28%, 08/10/46	159	158,497
Series 2013-CR10, Class A2
2.97%, 08/10/46	150	154,747
Series 2013-CR11, Class AM
4.72%, 10/10/46[a]	250	274,634
Series 2013-CR11, Class B
5.16%, 10/10/46[a]	200	221,732
Series 2013-CR12, Class A4
4.05%, 10/10/46	800	857,863
Series 2013-CR13, Class A2
3.04%, 12/10/18	500	516,379
Series 2013-LC6, Class AM
3.28%, 01/10/46	100	100,829
Series 2013-LC6, Class ASB
2.48%, 01/10/46	300	302,000
Series 2013-LC6, Class B
3.74%, 01/10/46	130	132,606
Series 2014-CR15, Class A2
2.93%, 02/10/47	250	257,329
Series 2014-CR15, Class A4
4.07%, 02/10/47[a]	400	430,149

Security	Principal (000s)	Value

Series 2014-CR16, Class A4
4.05%, 04/10/47	$500	$536,570
Series 2014-CR17, Class A5
3.98%, 05/10/47	200	213,393
Series 2014-CR17, Class B
4.38%, 05/10/47	292	302,234
Series 2014-CR18, Class AM
4.10%, 07/15/47	300	313,805
Series 2014-CR20, Class AM
3.94%, 11/10/47	250	257,920
Series 2014-LC15, Class A4
4.01%, 04/10/47	500	534,514
Series 2014-LC17, Class A5
3.92%, 10/10/47	675	714,891
Series 2014-UBS2, Class A2
2.82%, 03/10/47	350	360,153
Series 2014-UBS2, Class A5
3.96%, 03/10/47	250	266,434
Series 2014-UBS3, Class A4
3.82%, 06/10/47	500	527,595
Series 2014-UBS3, Class C
4.78%, 06/10/47[a]	150	153,478
Series 2014-UBS4, Class A2
2.96%, 08/10/47	300	310,115
Series 2014-UBS4, Class B
4.35%, 08/10/47	250	252,666
Series 2014-UBS5, Class A1
1.37%, 09/10/47	204	203,884
Series 2014-UBS6, Class A5
3.64%, 12/10/47	500	518,414
Series 2015-C1, Class A4
3.51%, 04/15/50	500	515,789
Series 2015-CR22, Class A5
3.31%, 03/10/48	500	504,746
Series 2015-CR22, Class AM
3.60%, 03/10/48	200	200,515
Series 2015-CR23, Class A4
3.50%, 05/10/48	500	510,700
Series 2015-CR24, Class D
3.46%, 08/10/55	200	150,426
Series 2015-CR25, Class A4
3.76%, 08/10/48	750	781,365
Series 2015-DC1, Class A5
3.35%, 02/10/48	750	759,259

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2015

Security	Principal (000s)	Value

Series 2015-DC1, Class ASB
3.14%, 02/10/48	$400	$405,310
Series 2015-DC1, Class B
4.04%, 02/10/48[a]	500	496,913
Series 2015-DC1, Class C
4.35%, 02/10/48[a]	250	242,020
Series 2015-LC19, Class AM
3.53%, 02/10/48	500	497,458
Series 2015-LC21, Class A4
3.71%, 07/10/48	500	518,651
Series 2015-PC1, Class A5
3.90%, 07/10/50	850	894,521
Commercial Mortgage Loan Trust
Series 2008-LS1, Class A4B
6.03%, 12/10/49[a]	417	434,940
Commercial Mortgage Pass Through Certificates
Series 2012-CR3, Class A3
2.82%, 10/15/45	150	151,075
Series 2014-CR14, Class A2
3.15%, 02/10/47	395	408,854
Series 2014-CR14, Class A4
4.24%, 02/10/47[a]	150	163,113
Series 2014-CR14, Class C
4.61%, 02/10/47[a]	200	204,779
Commercial Mortgage Trust
Series 2007-GG09, Class A4
5.44%, 03/10/39	803	829,516
Series 2007-GG11, Class A4
5.74%, 12/10/49	594	620,112
Credit Suisse Commercial Mortgage Trust
Series 2007-C2, Class A3
5.54%, 01/15/49[a]	850	880,380
Series 2007-C3, Class A4
5.70%, 06/15/39[a]	253	263,684
Series 2007-C4, Class A4
5.95%, 09/15/39[a]	420	440,447
Series 2007-C5, Class A4
5.70%, 09/15/40[a]	522	546,009
Csail Commercial Mortgage Trust
Series 2015-C2, Class A4
3.50%, 06/15/57	500	510,346

Security	Principal (000s)	Value

GE Commercial Mortgage Corp. Trust
Series 2007-C1, Class A4
5.54%, 12/10/49	$310	$319,879
GS Mortgage Securities Corp. II
Series 2012-GC6, Class A3
3.48%, 01/10/45	250	263,073
Series 2012-GCJ7, Class A4
3.38%, 05/10/45	700	731,897
Series 2012-GCJ9, Class AS
3.12%, 11/10/45	150	149,592
Series 2013-GC10, Class A5
2.94%, 02/10/46	400	401,262
Series 2015-GC30, Class A4
3.38%, 05/10/50 (Call 05/06/25)	850	860,057
Series 2015-GC30, Class AAB
3.12%, 05/10/50	462	468,490
GS Mortgage Securities Trust
Series 2007-GG10, Class A4
5.79%, 08/10/45[a]	2,017	2,104,399
Series 2011-GC5, Class A3
3.82%, 08/10/44	100	105,253
Series 2012-GC6, Class AAB
3.31%, 01/10/45	150	156,472
Series 2012-GCJ7, Class AS
4.09%, 05/10/45	100	106,125
Series 2013-GC12, Class A2
2.01%, 06/10/46	400	402,234
Series 2013-GC12, Class B
3.78%, 06/10/46[a]	115	114,717
Series 2013-GC14, Class A5
4.24%, 08/10/46	550	598,662
Series 2013-GC16, Class A4
4.27%, 11/10/46	500	543,676
Series 2013-GC16, Class AS
4.65%, 11/10/46	150	163,049
Series 2013-GC16, Class C
5.32%, 11/10/46[a]	100	107,554
Series 2014-GC18, Class A4
4.07%, 01/10/47	366	391,657
Series 2014-GC20, Class A3
3.68%, 04/10/47	370	388,537
Series 2014-GC20, Class A5
4.00%, 04/10/47	400	427,079

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2015

Security	Principal (000s)	Value

Series 2014-GC20, Class B
4.53%, 04/10/47[a]	$250	$259,790
Series 2014-GC22, Class AS
4.11%, 06/10/47	250	262,253
Series 2014-GC24, Class A5
3.93%, 09/10/47	1,023	1,083,854
Series 2014-GC26, Class A2
2.90%, 11/10/47	500	514,548
Series 2014-GC26, Class A5
3.63%, 11/10/47	750	776,794
Series 2015-GC30, Class AS
3.78%, 05/10/50	500	504,422
Series 2015-GC32, Class A2
3.06%, 07/10/48	750	776,004
Series 2015-GG28, Class A5
3.40%, 02/10/48	500	506,343
JPMBB Commercial Mortgage Securities Trust
Series 2013-C12, Class A1
1.08%, 07/15/45	195	194,084
Series 2013-C12, Class A2
2.42%, 07/15/45	400	406,859
Series 2013-C12, Class AS
4.03%, 07/15/45[a]	500	528,546
Series 2013-C12, Class D
4.09%, 07/15/45[a]	50	45,442
Series 2013-C14
4.56%, 08/15/46[a]	500	535,710
Series 2013-C14, Class A2
3.02%, 08/15/46	250	258,252
Series 2013-C14, Class AS
4.41%, 08/15/46[a]	150	161,710
Series 2013-C15, Class A2
2.98%, 11/15/45	400	412,167
Series 2013-C15, Class B
4.93%, 11/15/45	200	217,231
Series 2013-C17, Class A4
4.20%, 01/15/47	490	529,825
Series 2013-C17, Class C
4.89%, 01/15/47[a]	100	103,145
Series 2014-C18, Class A1
1.25%, 02/15/47	222	221,118
Series 2014-C18, Class A5
4.08%, 02/15/47 (Call 02/11/24)	400	428,902

Security	Principal (000s)	Value

Series 2014-C18, Class AS
4.44%, 02/15/47 (Call 02/11/24)[a]	$200	$214,877
Series 2014-C18, Class ASB
3.57%, 02/15/47	500	523,992
Series 2014-C18, Class B
4.81%, 02/15/47 (Call 02/11/24)[a]	225	242,498
Series 2014-C19, Class A2
3.05%, 04/15/47	300	310,669
Series 2014-C19, Class ASB
3.58%, 04/15/47	330	345,951
Series 2014-C19, Class C
4.68%, 04/15/47[a]	200	200,246
Series 2014-C21, Class A5
3.77%, 08/15/47	500	523,681
Series 2014-C21, Class ASB
3.43%, 08/15/47	400	415,841
Series 2014-C22, Class A4
3.80%, 09/15/47 (Call 07/15/24)	750	782,272
Series 2014-C22, Class C
4.56%, 09/15/47 (Call 08/15/24)[a]	200	193,987
Series 2014-C23, Class ASB
3.66%, 09/15/47 (Call 07/15/24)	350	368,087
Series 2015-C27, Class A1
1.41%, 02/15/48 (Call 12/15/19)	449	446,634
Series 2015-C27, Class A2
2.73%, 02/15/48 (Call 01/15/20)	500	511,593
Series 2015-C27, Class AS
3.63%, 02/15/48	500	500,558
Series 2015-C28, Class ASB
3.04%, 10/15/48	500	505,840
Series 2015-C29, Class B
4.12%, 05/15/48 (Call 05/15/25)[a]	250	251,919
Series 2015-C32, Class B
1.00%, 11/15/48	500	524,611
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2012-LC9, Class A3
2.48%, 12/15/47	200	200,726
Series 2012-LC9, Class A5
2.84%, 12/15/47	500	501,140
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP9, Class A3
5.34%, 05/15/47	644	662,754

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2015

Security	Principal (000s)	Value

Series 2007-C1, Class A4
5.72%, 02/15/51	$335	$351,850
Series 2007-CB18, Class A4
5.44%, 06/12/47	423	435,052
Series 2007-CB19, Class A4
5.70%, 02/12/49[a]	1,148	1,197,930
Series 2007-CB20, Class A4
5.79%, 02/12/51[a]	897	948,325
Series 2007-LD11, Class A4
5.77%, 06/15/49[a]	565	585,943
Series 2007-LD12, Class AM
6.01%, 02/15/51[a]	1,000	1,054,475
Series 2007-LDPX, Class A3
5.42%, 01/15/49	796	820,097
Series 2011-C5, Class A3
4.17%, 08/15/46	500	541,906
Series 2012-C6, Class A3
3.51%, 05/15/45	300	314,036
Series 2012-C8, Class A3
2.83%, 10/15/45	250	252,022
Series 2013-C10, Class A5
3.14%, 12/15/47	600	611,056
Series 2013-C10, Class AS
3.37%, 12/15/47	100	101,481
Series 2013-C10, Class ASB
2.70%, 12/15/47	100	101,683
Series 2013-C10, Class B
3.67%, 12/15/47[a]	100	99,529
Series 2013-C10, Class C
4.16%, 12/15/47[a]	200	196,923
Series 2013-C13, Class A4
3.99%, 01/15/46[a]	250	267,669
Series 2013-LC11, Class A5
2.96%, 04/15/46	500	502,684
Series 2013-LC11, Class AS
3.22%, 04/15/46	300	300,707
Series 2013-LC11, Class C
3.96%, 04/15/46[a]	100	97,849
Series 2014-C20, Class A5
3.80%, 07/15/47	500	525,654
Series 2014-C20, Class B
4.40%, 07/15/47 (Call 06/11/24)[a]	100	101,973
Series 2014-C20, Class C
4.57%, 07/15/47 (Call 06/11/24)[a]	200	198,225

Security	Principal (000s)	Value

LB Commercial Mortgage Trust
Series 2007-C3, Class A4
5.90%, 07/15/44[a]	$370	$389,242
LB-UBS Commercial Mortgage Trust
Series 2007-C1, Class A4
5.42%, 02/15/40	950	981,792
Series 2007-C2, Class A3
5.43%, 02/15/40	936	969,664
Series 2007-C6, Class AM
6.11%, 07/15/40[a]	320	338,161
Series 2007-C7, Class A3
5.87%, 09/15/45[a]	258	275,836
Merrill Lynch Mortgage Trust
Series 2008-C1, Class A4
5.69%, 02/12/51	89	94,891
Series 2008-C1, Class AM
6.27%, 02/12/51[a]	290	314,677
ML-CFC Commercial Mortgage Trust
Series 2006-4, Class AM
5.20%, 12/12/49	190	195,696
Series 2007-7, Class A4
5.74%, 06/12/50[a]	650	682,232
Series 2007-9, Class A4
5.70%, 09/12/49	838	876,235
Series 2007-9, Class AM
5.86%, 09/12/49[a]	250	265,287
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class A4
2.86%, 11/15/45	300	301,910
Series 2013-C07, Class AAB
2.47%, 02/15/46	150	149,985
Series 2013-C07, Class AS
3.21%, 02/15/46 (Call 01/11/23)	121	121,544
Series 2013-C07, Class B
3.77%, 02/15/46 (Call 01/11/23)	200	203,892
Series 2013-C08, Class A2
1.69%, 12/15/48	200	199,672
Series 2013-C09, Class A4
3.10%, 05/15/46	500	508,359
Series 2013-C09, Class AAB
2.66%, 05/15/46	300	302,050
Series 2013-C10, Class A4
4.08%, 07/15/46[a]	250	271,339

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2015

Security	Principal (000s)	Value

Series 2013-C10, Class ASB
3.91%, 07/15/46[a]	$250	$266,262
Series 2013-C11, Class A4
4.21%, 08/15/46[a]	500	543,898
Series 2014-C14, Class A3
3.67%, 02/15/47	250	262,369
Series 2014-C14, Class AS
4.38%, 02/15/47[a]	200	215,700
Series 2014-C14, Class B
4.64%, 02/15/47[a]	200	213,458
Series 2014-C15, Class ASB
3.65%, 04/15/47	250	262,876
Series 2014-C19, Class A2
3.10%, 12/15/47	715	741,447
Series 2015-C21, Class A1
1.55%, 03/15/48	225	224,489
Series 2015-C22, Class C
4.24%, 04/15/48[a]	250	241,557
Series 2015-C24, Class A4
3.73%, 05/15/48	750	779,402
Morgan Stanley Capital I Trust
Series 2007-IQ14, Class A2
5.61%, 04/15/49	87	86,647
Series 2007-IQ14, Class A4
5.69%, 04/15/49[a]	870	902,127
Series 2007-IQ15, Class A4
5.92%, 06/11/49[a]	632	665,057
Series 2007-IQ16 Class A4
5.81%, 12/12/49	611	646,231
Series 2007-T25, Class AM
5.54%, 11/12/49[a]	400	412,708
Series 2007-T27, Class A4
5.65%, 06/11/42[a]	543	571,464
Series 2008-T29, Class A4
6.27%, 01/11/43[a]	798	862,229
Series 2011-C3, Class A3
4.05%, 07/15/49	250	265,566
Series 2012-C4, Class A4
3.24%, 03/15/45	700	722,094
Series 2015-MS1, Class A4
3.78%, 05/15/48	500	524,633
UBS Commercial Mortgage Trust
Series 2012-C1, Class A3
3.40%, 05/10/45	310	323,694

Security	Principal (000s)	Value

Series 2012-C1, Class B
4.82%, 05/10/45	$150	$160,586
UBS-Barclays Commercial Mortgage Trust
Series 2012-C3, Class A4
3.09%, 08/10/49	650	659,540
Series 2012-C4, Class A5
2.85%, 12/10/45	250	249,271
Series 2013-C5, Class A4
3.18%, 03/10/46	890	904,792
Series 2013-C6, Class A4
3.24%, 04/10/46	677	689,076
UBS-Citigroup Commercial Mortgage Trust
Series 2011-C1, Class A3
3.60%, 01/10/45	405	428,428
Series 2011-C1, Class AAB
3.19%, 01/10/45	250	259,494
Wachovia Bank Commercial Mortgage Trust
Series 2006-C29, Class AM
5.34%, 11/15/48 (Call 12/11/16)	700	720,836
Series 2007-C30, Class A5
5.34%, 12/15/43	725	750,393
Series 2007-C31, Class A4
5.51%, 04/15/47	500	513,955
Series 2007-C32, Class A3
5.71%, 06/15/49[a]	350	364,467
Series 2007-C33, Class A4
5.95%, 02/15/51[a]	667	689,140
Series 2007-C34, Class A3
5.68%, 05/15/46	572	599,445
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5, Class A2
1.84%, 10/15/45	1,000	1,005,611
Series 2012-LC5, Class A3
2.92%, 10/15/45	260	262,836
Series 2012-LC5, Class AS
3.54%, 10/15/45	200	206,446
Series 2012-LC5, Class B
4.14%, 10/15/45	300	310,701
Series 2013-LC12, Class A4
4.22%, 07/15/46[a]	650	705,858

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2015

Security	Principal (000s)	Value

Series 2013-LC12, Class ASB
3.93%, 07/15/46[a]	$300	$321,991
Series 2013-LC12, Class C
4.30%, 07/15/46[a]	100	99,909
Series 2014-LC16, Class A2
2.82%, 08/15/50	250	256,987
Series 2015-C26, Class A4
3.17%, 02/15/48	900	894,547
Series 2015-C28, Class A2
2.86%, 05/15/48	255	262,194
Series 2015-C28, Class A4
3.54%, 05/15/48	500	510,877
Series 2015-C28, Class AS
3.87%, 05/15/48	250	254,455
Series 2015-C31, Class A4
3.70%, 11/15/48	500	514,996
Series 2015-NXS2, Class A5
3.77%, 07/15/58	750	779,200
WFRBS Commercial Mortgage Trust
Series 2011-C5, Class A4
3.67%, 11/15/44	250	264,873
Series 2012-C06, Class AS
3.84%, 04/15/45	145	152,556
Series 2012-C07, Class A2
3.43%, 06/15/45	500	521,013
Series 2012-C08, Class A3
3.00%, 08/15/45	360	367,037
Series 2012-C09, Class A3
2.87%, 11/15/45	200	202,809
Series 2012-C09, Class C
4.54%, 11/15/45[a]	150	153,367
Series 2012-C10, Class A3
2.88%, 12/15/45	200	201,007
Series 2013-C14, Class A5
3.34%, 06/15/46	260	267,279
Series 2013-C17, Class A1
1.15%, 12/15/46	326	324,761
Series 2013-C18, Class A3
3.65%, 12/15/46	500	524,424
Series 2014-C19, Class B
4.72%, 03/15/47 (Call 03/01/24)[a]	300	318,933
Series 2014-C20 Class A5
4.00%, 05/15/47	200	213,397

Security	Principal (000s)	Value

Series 2014-C22, Class A3
3.53%, 09/15/57	$150	$155,598
Series 2014-C22, Class A4
3.49%, 09/15/57	900	922,752
Series 2014-C22, Class A5
3.75%, 09/15/57	400	417,780
Series 2014-C22, Class AS
4.07%, 09/15/57[a]	200	208,265
Series 2014-C24, Class A2
2.86%, 11/15/47	500	514,750
Series 2014-C24, Class A5
3.61%, 11/15/47	100	103,445
Series 2014-LC14, Class ASB
3.52%, 03/15/47	150	156,848

		114,152,389

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost: $113,990,425)		114,152,389

U.S. GOVERNMENT AGENCY OBLIGATIONS — 32.67%

MORTGAGE-BACKED SECURITIES — 32.67%
Federal National Mortgage Association
Series 2010-M1, Class A2
4.45%, 09/25/19	210	227,638
Series 2011-M1, Class A3
3.76%, 06/25/21	335	362,390
Series 2011-M5, Class A2
2.94%, 07/25/21	1,750	1,820,227
Series 2011-M7, Class A2
2.58%, 09/25/18	400	410,728
Series 2012-M01, Class A2
2.73%, 10/25/21	1,000	1,036,390
Series 2012-M02, Class A2
2.72%, 02/25/22	500	511,040
Series 2012-M05, Class A2
2.72%, 02/25/22	375	383,962
Series 2012-M08, Class A2
2.35%, 05/25/22	400	402,544
Series 2012-M08, Class ASQ2
1.52%, 12/25/19	221	222,911
Series 2012-M09, Class ASQ2
1.51%, 12/25/17	278	279,381

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2015

Security	Principal (000s)	Value

Series 2012-M13, Class ASQ2
1.25%, 08/25/17	$737	$739,513
Series 2013-M06, Class 1AC
4.16%, 02/25/43[a]	300	319,593
Series 2013-M07, Class A2
2.28%, 12/27/22	250	248,093
Series 2013-M07, Class ASQ2
1.23%, 03/26/18	420	422,086
Series 2013-M12, Class A
1.53%, 10/25/17	284	286,009
Series 2013-M12, Class APT
2.39%, 03/25/23[a]	887	900,662
Series 2013-M13, Class A
1.60%, 05/25/18	409	412,438
Series 2013-M14, Class A2
3.33%, 10/25/23[a]	500	527,500
Series 2014-M03, Class A2
3.48%, 01/25/24[a]	250	265,580
Series 2014-M06, Class A2
2.68%, 05/25/21[a]	400	410,912
Series 2014-M09, Class A2
3.10%, 07/25/24[a]	500	514,235
Series 2014-M10, Class ASQ2
2.17%, 09/25/19[a]	750	762,735
Series 2014-M11, Class 1A
3.12%, 08/25/24[a]	993	1,042,639
Series 2014-M13, Class A2
3.02%, 08/25/24[a]	200	204,984
Series 2015-M01, Class A2
2.53%, 09/25/24	750	737,287
Series 2015-M02, Class A
2.62%, 12/25/24	487	489,106
Series 2015-M04, Class AV2
2.51%, 07/25/22	1,000	1,014,940
Series 2015-M07, Class A2
2.59%, 12/25/24	500	500,570
Series 2015-M08, Class A2
2.90%, 01/25/25[a]	500	505,145
Series 2015-M11, Class A2
2.83%, 04/25/25[a]	300	302,403
FHLMC Multifamily Structured Pass Through Certificates
Series K003, Class A5
5.09%, 03/25/19	1,064	1,179,242

Security	Principal (000s)	Value

Series K006, Class A1
3.40%, 07/25/19	$579	$601,750
Series K006, Class A2
4.25%, 01/25/20	500	547,485
Series K007, Class A1
3.34%, 12/25/19	121	125,163
Series K007, Class A2
4.22%, 03/25/20	1,000	1,096,470
Series K008, Class A1
2.75%, 12/25/19	242	248,417
Series K008, Class A2
3.53%, 06/25/20	510	546,285
Series K009, Class A2
3.81%, 08/25/20	1,020	1,105,741
Series K010, Class A1
3.32%, 07/25/20	175	181,621
Series K011, Class A1
2.92%, 08/25/20	152	156,812
Series K013, Class A2
3.97%, 01/25/21 (Call 01/11/21)	1,000	1,093,960
Series K014, Class A1
2.79%, 10/25/20	219	226,812
Series K015, Class A2
3.23%, 07/25/21	1,000	1,057,970
Series K017, Class A2
2.87%, 12/25/21	625	648,562
Series K019, Class A1
1.46%, 09/25/21	193	191,919
Series K019, Class A2
2.27%, 03/25/22	1,000	1,001,170
Series K022, Class A2
2.36%, 07/25/22	700	700,945
Series K023, Class A2
2.31%, 08/25/22	1,000	997,720
Series K026, Class A2
2.51%, 11/25/22	1,000	1,008,120
Series K027, Class A2
2.64%, 01/25/23	1,000	1,015,520
Series K029, Class A2
3.32%, 02/25/23[a]	1,000	1,058,970
Series K030, Class A1
2.78%, 09/25/22	710	735,552
Series K030, Class A2
3.25%, 04/25/23[a]	1,000	1,053,680

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CMBS ETF

October 31, 2015

Security	Principal (000s)	Value

Series K031, Class A1
2.78%, 09/25/22	$439	$456,227
Series K031, Class A2
3.30%, 04/25/23[a]	500	528,480
Series K032, Class A1
3.02%, 02/25/23	660	692,494
Series K033, Class A2
3.06%, 07/25/23[a]	1,000	1,038,290
Series K034, Class A2
3.53%, 07/25/23[a]	200	213,984
Series K035, Class A2
3.46%, 08/25/23[a]	500	533,885
Series K036, Class A2
3.53%, 10/25/23[a]	650	694,395
Series K037, Class A2
3.49%, 01/25/24	650	692,217
Series K038, Class A1
2.60%, 10/25/23	930	957,063
Series K038, Class A2
3.39%, 03/25/24	1,000	1,056,910
Series K040, Class A2
3.24%, 09/25/24	700	730,401
Series K042, Class A2
2.67%, 12/25/24	750	747,502
Series K043, Class A2
3.06%, 12/25/24	300	308,298
Series K044, Class A2
2.81%, 01/25/25	750	755,362
Series K045, Class A2
3.02%, 01/25/25	1,000	1,024,020
Series K046, Class A2
3.21%, 03/25/25	500	519,200
Series K502, Class A2
1.43%, 08/25/17	688	690,264
Series K503, Class A1
1.38%, 01/25/19	437	437,965
Series K503, Class A2
2.46%, 08/25/19	250	257,207
Series K703, Class A2
2.70%, 05/25/18	1,500	1,544,220
Series K705, Class A2
2.30%, 09/25/18	900	918,180
Series K706, Class A2
2.32%, 10/25/18	200	204,096

Security	Principal or Shares (000s)	Value

Series K707, Class A1
1.62%, 09/25/18	$310	$312,704
Series K707, Class A2
2.22%, 12/25/18	315	320,421
Series K708, Class A2
2.13%, 01/25/19	175	177,473
Series K709, Class A2
2.09%, 03/25/19	600	607,272
Series K710, Class A2
1.88%, 05/25/19	1,491	1,498,701
Series K712, Class A2
1.87%, 11/25/19	1,000	1,007,350
Series K714, Class A2
3.03%, 10/25/20[a]	1,000	1,044,700
Series K716, Class A2
3.13%, 06/25/21	600	629,400
Series K717, Class A1
2.34%, 02/25/21	714	730,240
Series K717, Class A2
2.99%, 09/25/21	750	780,810
Series K718, Class A2
2.79%, 01/25/22	500	514,295

		55,467,553

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost: $55,219,655)		55,467,553

SHORT-TERM INVESTMENTS — 0.62%

MONEY MARKET FUNDS — 0.62%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[b,c]	1,055	1,055,089

		1,055,089

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,055,089)		1,055,089

TOTAL INVESTMENTS IN SECURITIES — 100.53% (Cost: $170,265,169)		170,675,031
Other Assets, Less Liabilities — (0.53)%		(893,042)

NET ASSETS — 100.00%		$169,781,989

[a]	Variable rate security. Rate shown is as of report date.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments

iSHARES® CORE U.S. TREASURY BOND ETF

October 31, 2015

Security	Principal (000s)	Value
U.S. GOVERNMENT OBLIGATIONS — 99.41%
U.S. Treasury Note/Bond
0.25%, 11/30/15	$1	$1,000
0.25%, 04/15/16	—	300
0.50%, 03/31/17	95	94,887
0.50%, 07/31/17[a]	2,404	2,396,716
0.63%, 11/15/16[a]	538	538,818
0.63%, 02/15/17	19,950	19,968,953
0.63%, 06/30/17	1,511	1,510,275
0.63%, 08/31/17[a]	4,582	4,573,965
0.63%, 09/30/17[a]	2,656	2,650,290
0.75%, 06/30/17[a]	11,082	11,097,957
0.75%, 12/31/17	11,839	11,820,176
0.75%, 03/31/18[a]	15,025	14,968,506
0.88%, 11/30/16[a]	61,984	62,240,614
0.88%, 07/15/17[a]	1,024	1,027,379
0.88%, 08/15/17	29,824	29,912,875
0.88%, 10/15/17[a]	46,379	46,487,991
0.88%, 07/31/19[a]	30,429	29,959,481
1.00%, 10/31/16	66	66,451
1.00%, 12/15/17[a]	1,624	1,630,480
1.00%, 05/15/18	100	100,130
1.00%, 08/15/18	2,728	2,727,100
1.00%, 06/30/19[a]	5,413	5,362,821
1.00%, 08/31/19[a]	13,628	13,465,418
1.00%, 11/30/19	1,024	1,008,445
1.13%, 03/31/20[a]	4,212	4,153,411
1.13%, 04/30/20	9,882	9,739,304
1.25%, 11/30/18[a]	161,374	162,174,418
1.25%, 01/31/19	3,662	3,673,682
1.25%, 10/31/19	1,816	1,809,408
1.25%, 02/29/20	28,042	27,815,240
1.38%, 09/30/18[a]	20,678	20,883,747
1.38%, 02/29/20	3,928	3,919,594
1.38%, 05/31/20	7,823	7,784,354
1.38%, 08/31/20[a]	3,635	3,615,080
1.38%, 09/30/20[a]	2,656	2,638,045
1.50%, 06/30/16	3	3,023
1.50%, 07/31/16[a]	2	2,117
1.50%, 08/31/18[a]	3,177	3,220,207
1.50%, 01/31/19	3,060	3,094,272
1.50%, 02/28/19	16,645	16,822,899
1.50%, 11/30/19	2,071	2,080,692

Security	Principal (000s)	Value
1.63%, 04/30/19	$3,101	$3,143,351
1.63%, 07/31/19	3,954	4,000,736
1.63%, 08/15/22[a]	8,854	8,711,982
1.63%, 10/31/22	2,855	2,852,088
1.63%, 11/15/22[a]	10,830	10,633,435
1.75%, 05/31/16	9	9,074
1.75%, 10/31/18[a]	12,040	12,289,348
1.75%, 09/30/19	15,072	15,308,830
1.75%, 02/28/22	15,682	15,606,726
1.75%, 05/15/22[a]	10,285	10,217,633
1.75%, 09/30/22[a]	1,413	1,400,212
1.88%, 09/30/17	20,452	20,892,739
1.88%, 06/30/20	1,066	1,084,186
1.88%, 11/30/21	18,045	18,138,112
1.88%, 05/31/22	135	135,132
1.88%, 08/31/22	5,468	5,465,376
2.00%, 09/30/20	1,033	1,055,757
2.00%, 11/30/20	30,209	30,825,675
2.00%, 02/28/21	9,633	9,817,681
2.00%, 05/31/21	638	648,827
2.00%, 08/31/21	11,237	11,402,521
2.00%, 11/15/21	3,426	3,470,915
2.00%, 02/15/23	9,031	9,080,831
2.00%, 02/15/25[a]	19,649	19,420,089
2.00%, 08/15/25[a]	263	259,596
2.13%, 08/31/20	1,824	1,874,288
2.13%, 01/31/21	10,254	10,518,758
2.13%, 06/30/21[a]	4,817	4,928,941
2.13%, 08/15/21	14,829	15,152,124
2.13%, 05/15/25[a]	7,854	7,836,329
2.25%, 03/31/21[a]	4,840	4,992,702
2.25%, 04/30/21	7,829	8,074,332
2.25%, 11/15/24	16,876	17,054,951
2.38%, 07/31/17	4,936	5,080,045
2.38%, 12/31/20[a]	6,616	6,872,833
2.38%, 08/15/24[a]	59,760	61,092,854
2.50%, 06/30/17[a]	24,148	24,876,512
2.50%, 08/15/23[a]	4,723	4,900,434
2.50%, 05/15/24	26,824	27,720,461
2.50%, 02/15/45[a]	11,115	10,123,178
2.63%, 08/15/20	4,406	4,627,754
2.63%, 11/15/20[a]	32,967	34,614,498
2.75%, 11/30/16[a]	6,960	7,129,686

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE U.S. TREASURY BOND ETF

October 31, 2015

Security	Principal (000s)	Value
2.75%, 02/15/24	$6,657	$7,018,436
2.75%, 08/15/42[a]	7,220	6,995,433
2.75%, 11/15/42	2,410	2,330,399
2.88%, 05/15/43[a]	4,358	4,311,762
2.88%, 08/15/45[a]	9,890	9,772,903
3.00%, 05/15/42[a]	1,823	1,859,613
3.00%, 11/15/44	10,826	10,948,767
3.00%, 05/15/45[a]	1,537	1,555,137
3.13%, 04/30/17[a]	24,424	25,336,479
3.13%, 05/15/19[a]	3,074	3,274,193
3.13%, 05/15/21	29,224	31,449,699
3.13%, 11/15/41[a]	25,035	26,236,179
3.13%, 02/15/42	1,041	1,090,000
3.13%, 02/15/43	17,838	18,554,597
3.13%, 08/15/44	6,989	7,250,037
3.25%, 03/31/17[a]	119,840	124,310,027
3.38%, 05/15/44	10,892	11,856,597
3.50%, 05/15/20	31,716	34,498,221
3.63%, 08/15/19	3,380	3,669,464
3.63%, 02/15/21	6,995	7,700,565
3.63%, 08/15/43	1,491	1,704,382
3.63%, 02/15/44	15,712	17,938,519
3.75%, 11/15/43[a]	11,449	13,383,643
4.38%, 02/15/38[a]	641	819,973
4.38%, 05/15/41	17,286	22,133,392
4.50%, 02/15/16	1	1,012
4.50%, 02/15/36[a]	2,409	3,131,449
4.50%, 05/15/38[a]	14,432	18,775,050
4.63%, 02/15/17[a]	297	312,272
5.13%, 05/15/16	8	8,204
5.25%, 02/15/29[a]	3,668	4,866,556
5.38%, 02/15/31[a]	3,017	4,145,043
6.25%, 05/15/30[a]	1,455	2,136,681
6.63%, 02/15/27[a]	3,005	4,324,489
6.75%, 08/15/26[a]	4,856	6,987,296
7.13%, 02/15/23[a]	28,524	38,720,608
8.75%, 08/15/20	15,424	20,579,009

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $1,510,061,029)		1,510,368,139

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 35.74%

MONEY MARKET FUNDS — 35.74%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[b,c,d]	495,470	$495,469,750
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[b,c,d]	43,405	43,404,758
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[b,c]	4,217	4,217,194

		543,091,702

TOTAL SHORT-TERM INVESTMENTS
(Cost: $543,091,702)		543,091,702

TOTAL INVESTMENTS IN SECURITIES — 135.15%
(Cost: $2,053,152,731)		2,053,459,841
Other Assets, Less Liabilities — (35.15)%		(534,098,392)

NET ASSETS — 100.00%		$1,519,361,449

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments

iSHARES® GNMA BOND ETF

October 31, 2015

Security	Principal (000s)	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS — 98.89%

MORTGAGE-BACKED SECURITIES — 98.89%
Government National Mortgage Association
2.50%, 01/15/28	$16	$16,911
2.50%, 02/20/28	36	36,465
2.50%, 04/20/43	53	52,397
2.50%, 11/01/45[a]	400	391,875
3.00%, 07/15/27	32	33,217
3.00%, 09/15/27	35	37,042
3.00%, 12/20/27	129	135,678
3.00%, 09/15/42	14	14,437
3.00%, 10/15/42	135	137,956
3.00%, 09/20/43	3,143	3,227,809
3.00%, 08/20/44	1,901	1,951,676
3.00%, 08/20/45	3,982	4,073,155
3.00%, 11/01/45[a]	2,700	2,751,546
3.50%, 02/15/26	21	21,906
3.50%, 11/15/26	15	15,403
3.50%, 02/20/27	39	40,912
3.50%, 09/15/41	23	24,355
3.50%, 11/15/41	348	364,269
3.50%, 01/15/42	36	38,182
3.50%, 09/15/42	78	82,530
3.50%, 10/15/42	26	26,927
3.50%, 11/15/42	139	145,588
3.50%, 03/15/43	106	111,835
3.50%, 05/15/43	118	122,912
3.50%, 06/15/43	99	104,808
3.50%, 07/20/45	12,100	12,696,965
3.50%, 11/01/45[a]	6,500	6,808,516
4.00%, 03/20/26	14	14,946
4.00%, 07/20/26	12	12,675
4.00%, 02/15/41	33	35,957
4.00%, 03/15/41	35	37,466
4.00%, 04/15/41	148	159,166
4.00%, 05/15/41	26	28,021
4.00%, 12/15/41	44	47,788
4.00%, 01/15/42	30	32,571
4.00%, 02/15/42	104	112,186
4.00%, 03/15/42	181	194,642
4.00%, 05/15/42	37	39,744
4.00%, 08/15/42	51	54,474

Security	Principal or Shares (000s)	Value
4.00%, 09/20/42	$823	$877,967
4.00%, 04/15/44	262	278,740
4.00%, 05/15/44	258	274,513
4.00%, 08/20/44	180	192,407
4.00%, 10/20/44	2,067	2,201,323
4.00%, 01/20/45	1,526	1,624,741
4.00%, 11/01/45[a]	5,760	6,129,820
4.50%, 04/15/24	33	34,820
4.50%, 07/20/24	14	14,591
4.50%, 08/15/39	592	641,753
4.50%, 07/15/40	205	221,468
4.50%, 08/15/40	278	302,376
4.50%, 11/01/45[a]	5,987	6,448,895
5.00%, 07/15/39	119	132,200
5.00%, 07/20/42	578	641,472
5.00%, 11/01/45[a]	3,297	3,606,874
5.50%, 10/15/38	81	90,546
5.50%, 07/20/40	939	1,043,158
5.50%, 11/01/45[a]	280	312,506
6.00%, 09/20/38	98	110,654
6.00%, 11/01/45[a]	200	225,156

		59,640,888

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost: $59,313,361)		59,640,888

SHORT-TERM INVESTMENTS — 45.27%

MONEY MARKET FUNDS — 45.27%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[b,c]	27,299	27,299,259

		27,299,259

TOTAL SHORT-TERM INVESTMENTS
(Cost: $27,299,259)		27,299,259

TOTAL INVESTMENTS IN SECURITIES — 144.16%
(Cost: $86,612,620)		86,940,147
Other Assets, Less Liabilities — (44.16)%		(26,631,241)

NET ASSETS — 100.00%		$60,308,906

[a]	To-be-announced (TBA). See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® TREASURY FLOATING RATE BOND ETF

October 31, 2015

Security	Principal or Shares (000s)	Value
U.S. GOVERNMENT OBLIGATIONS — 99.90%
U.S. Treasury Floating Rate Note
0.07%, 01/31/16[a]	$705	$705,042
0.07%, 10/31/16[a]	2,925	2,924,503
0.09%, 04/30/16[a]	385	385,054
0.09%, 07/31/16[a]	1,125	1,125,169
0.09%, 04/30/17[a]	6,000	5,996,700
0.10%, 01/31/17[a]	1,875	1,874,850
0.10%, 07/31/17[a]	2,000	1,997,780

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost: $15,015,627)		15,009,098

MONEY MARKET FUNDS — 0.07%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[b,c]	11	11,195

TOTAL MONEY MARKET FUNDS
(Cost: $11,195)		11,195

TOTAL INVESTMENTS IN SECURITIES — 99.97%
(Cost: $15,026,822)		15,020,293
Other Assets, Less Liabilities — 0.03%		4,610

NET ASSETS — 100.00%		$15,024,903

[a]	Variable rate security. Rate shown is as of report date.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	27

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2015

	iShares CMBS ETF	iShares Core U.S. Treasury Bond ETF	iShares GNMA Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$169,210,080	$1,510,061,029	$59,313,361
Affiliated (Note 2)	1,055,089	543,091,702	27,299,259

Total cost of investments	$170,265,169	$2,053,152,731	$86,612,620

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$169,619,942	$1,510,368,139	$59,640,888
Affiliated (Note 2)	1,055,089	543,091,702	27,299,259

Total fair value of investments	170,675,031	2,053,459,841	86,940,147
Receivables:
Investment securities sold	1,215,789	18,143,838	215,700
Interest	504,850	9,707,777	144,696

Total Assets	172,395,670	2,081,311,456	87,300,543

LIABILITIES
Payables:
Investment securities purchased	2,575,586	22,884,492	26,985,775
Collateral for securities on loan (Note 1)	—	538,874,508	—
Investment advisory fees (Note 2)	38,095	191,007	5,862

Total Liabilities	2,613,681	561,950,007	26,991,637

NET ASSETS	$169,781,989	$1,519,361,449	$60,308,906

Net assets consist of:
Paid-in capital	$169,160,721	$1,519,930,088	$59,899,910
Undistributed net investment income	277,241	1,545,956	—
Undistributed net realized gain (accumulated net realized loss)	(65,835)	(2,421,705)	81,469
Net unrealized appreciation	409,862	307,110	327,527

NET ASSETS	$169,781,989	$1,519,361,449	$60,308,906

Shares outstanding[b]	3,300,000	60,100,000	1,200,000

Net asset value per share	$51.45	$25.28	$50.26

[a]	Securities on loan with values of $ —, $525,863,783 and $ —, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2015

iShares Treasury Floating Rate Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$15,015,627
Affiliated (Note 2)	11,195

Total cost of investments	$15,026,822

Investments in securities, at fair value (Note 1):
Unaffiliated	$15,009,098
Affiliated (Note 2)	11,195

Total fair value of investments	15,020,293
Receivables:
Interest	4,610

Total Assets	15,024,903

NET ASSETS	$15,024,903

Net assets consist of:
Paid-in capital	$15,032,129
Undistributed net investment income	772
Accumulated net realized loss	(1,469)
Net unrealized depreciation	(6,529)

NET ASSETS	$15,024,903

Shares outstanding[a]	300,000

Net asset value per share	$50.08

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2015

	iShares CMBS ETF	iShares Core U.S. Treasury Bond ETF	iShares GNMA Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated	$3,862,027	$13,405,216	$667,534
Interest — affiliated (Note 2)	85	590	2,917
Securities lending income — affiliated — net (Note 2)	—	194,319	—

Total investment income	3,862,112	13,600,125	670,451

EXPENSES
Investment advisory fees (Note 2)	382,276	1,405,506	80,977

Total expenses	382,276	1,405,506	80,977
Less investment advisory fees waived (Note 2)	—	—	(19,311)

Net expenses	382,276	1,405,506	61,666

Net investment income	3,479,836	12,194,619	608,785

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(51,996)	(1,904,906)	287,378
In-kind redemptions — unaffiliated	—	1,236,547	—

Net realized gain (loss)	(51,996)	(668,359)	287,378

Net change in unrealized appreciation/depreciation	(576,956)	(1,475,314)	(41,986)

Net realized and unrealized gain (loss)	(628,952)	(2,143,673)	245,392

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,850,884	$10,050,946	$854,177

See notes to financial statements.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2015

iShares Treasury Floating Rate Bond ETF

NET INVESTMENT INCOME
Interest — unaffiliated	$10,796
Interest — affiliated (Note 2)	3

Total investment income	10,799

EXPENSES
Investment advisory fees (Note 2)	16,532

Total expenses	16,532
Less investment advisory fees waived (Note 2)	(16,532)

Net investment income	10,799

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,712)
In-kind redemptions — unaffiliated	1,028

Net realized loss	(684)

Net change in unrealized appreciation/depreciation	(5,743)

Net realized and unrealized loss	(6,427)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,372

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares CMBS ETF		iShares Core U.S. Treasury Bond ETF
	Year ended October 31, 2015	Year ended October 31, 2014	Year ended October 31, 2015	Year ended October 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$3,479,836	$2,021,516	$12,194,619	$1,769,079
Net realized loss	(51,996)	(2,363)	(668,359)	(114,383)
Net change in unrealized appreciation/depreciation	(576,956)	460,838	(1,475,314)	3,034,684

Net increase in net assets resulting from operations	2,850,884	2,479,991	10,050,946	4,689,380

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,390,977)	(1,873,511)	(10,897,691)	(1,601,916)

Total distributions to shareholders	(3,390,977)	(1,873,511)	(10,897,691)	(1,601,916)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	75,229,075	48,891,709	1,330,562,996	143,444,423
Cost of shares redeemed	(30,992,447)	(5,137,174)	(47,935,386)	(7,474,726)

Net increase in net assets from capital share transactions	44,236,628	43,754,535	1,282,627,610	135,969,697

INCREASE IN NET ASSETS	43,696,535	44,361,015	1,281,780,865	139,057,161

NET ASSETS
Beginning of year	126,085,454	81,724,439	237,580,584	98,523,423

End of year	$169,781,989	$126,085,454	$1,519,361,449	$237,580,584

Undistributed net investment income included in net assets at end of year	$277,241	$188,382	$1,545,956	$248,381

SHARES ISSUED AND REDEEMED
Shares sold	1,450,000	950,000	52,500,000	5,800,000
Shares redeemed	(600,000)	(100,000)	(1,900,000)	(300,000)

Net increase in shares outstanding	850,000	850,000	50,600,000	5,500,000

See notes to financial statements.

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares GNMA Bond ETF		iShares Treasury Floating Rate Bond ETF
	Year ended October 31, 2015	Year ended October 31, 2014	Year ended October 31, 2015	Period from February 3, 2014[a] to October 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$608,785	$304,343	$10,799	$4,159
Net realized gain (loss)	287,378	466,084	(684)	3,772
Net change in unrealized appreciation/depreciation	(41,986)	579,164	(5,743)	(786)

Net increase in net assets resulting from operations	854,177	1,349,591	4,372	7,145

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(608,785)	(309,319)	(10,321)	(3,865)
From net realized gain	(319,728)	—	—	—

Total distributions to shareholders	(928,513)	(309,319)	(10,321)	(3,865)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	20,128,967	14,759,632	20,040,939	15,029,131
Cost of shares redeemed	—	(4,891,710)	(10,020,503)	(10,021,995)

Net increase in net assets from capital share transactions	20,128,967	9,867,922	10,020,436	5,007,136

INCREASE IN NET ASSETS	20,054,631	10,908,194	10,014,487	5,010,416

NET ASSETS
Beginning of year	40,254,275	29,346,081	5,010,416	—

End of year	$60,308,906	$40,254,275	$15,024,903	$5,010,416

Undistributed net investment income included in net assets at end of year	$—	$—	$772	$294

SHARES ISSUED AND REDEEMED
Shares sold	400,000	300,000	400,000	300,000
Shares redeemed	—	(100,000)	(200,000)	(200,000)

Net increase in shares outstanding	400,000	200,000	200,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares CMBS ETF
	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$51.46	$51.08	$51.75	$49.81

Income from investment operations:
Net investment income[b]	1.17	1.09	1.04	0.90
Net realized and unrealized gain (loss)[c]	(0.03)	0.32	(0.64)	1.94

Total from investment operations	1.14	1.41	0.40	2.84

Less distributions from:
Net investment income	(1.15)	(1.03)	(1.07)	(0.90)

Total distributions	(1.15)	(1.03)	(1.07)	(0.90)

Net asset value, end of period	$51.45	$51.46	$51.08	$51.75

Total return	2.22%	2.80%	0.78%	5.77%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$169,782	$126,085	$81,724	$54,337
Ratio of expenses to average net assets[e]	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[e]	2.28%	2.13%	2.03%	2.51%
Portfolio turnover rate[f]	40%	45%	27%	8%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares Core U.S. Treasury Bond ETF
	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$25.01	$24.63	$25.27	$24.91

Income from investment operations:
Net investment income[b]	0.33	0.30	0.21	0.18
Net realized and unrealized gain (loss)[c]	0.25	0.36	(0.61)	0.31

Total from investment operations	0.58	0.66	(0.40)	0.49

Less distributions from:
Net investment income	(0.31)	(0.28)	(0.24)	(0.13)

Total distributions	(0.31)	(0.28)	(0.24)	(0.13)

Net asset value, end of period	$25.28	$25.01	$24.63	$25.27

Total return	2.32%	2.69%	(1.57)%	1.99%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,519,361	$237,581	$98,523	$232,446
Ratio of expenses to average net assets[e]	0.15%	0.15%	0.15%	0.15%
Ratio of net investment income to average net assets[e]	1.30%	1.21%	0.84%	1.00%
Portfolio turnover rate[f]	36%	38%	37%	10%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares GNMA Bond ETF
	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Feb. 14, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$50.32	$48.91	$50.29	$50.03

Income from investment operations:
Net investment income[b]	0.57	0.43	0.31	0.02
Net realized and unrealized gain (loss)[c]	0.27	1.44	(1.03)	0.58

Total from investment operations	0.84	1.87	(0.72)	0.60

Less distributions from:
Net investment income	(0.59)	(0.46)	(0.36)	—
Net realized gain	(0.31)	—	(0.16)	(0.34)
Return of capital	—	—	(0.14)	—

Total distributions	(0.90)	(0.46)	(0.66)	(0.34)

Net asset value, end of period	$50.26	$50.32	$48.91	$50.29

Total return	1.68%	3.84%	(1.44)%	1.21%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$60,309	$40,254	$29,346	$10,057
Ratio of expenses to average net assets[e]	0.11%	0.15%	0.17%	0.25%
Ratio of expenses to average net assets prior to waived fees[e]	0.15%	0.21%	0.25%	n/a
Ratio of net investment income to average net assets[e]	1.13%	0.88%	0.64%	0.06%
Portfolio turnover rate[f,g]	1,071%	1,242%	1,335%	1,253%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[g]	Portfolio turnover rates include to-be-announced (TBA) transactions. See Note 1.

See notes to financial statements.

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Treasury Floating Rate Bond ETF

	Year ended Oct. 31, 2015	Period from Feb. 3, 2014[a] to Oct. 31, 2014
Net asset value, beginning of period	$50.10	$50.09

Income from investment operations:
Net investment income[b]	0.05	0.03
Net realized and unrealized gain (loss)[c]	(0.02)	0.01

Total from investment operations	0.03	0.04

Less distributions from:
Net investment income	(0.05)	(0.03)

Total distributions	(0.05)	(0.03)

Net asset value, end of period	$50.08	$50.10

Total return	0.05%	0.08%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$15,025	$5,010
Ratio of expenses to average net assets[e]	0.00%	0.00%
Ratio of expenses to average net assets prior to waived fees[e]	0.15%	0.15%
Ratio of net investment income to average net assets[e]	0.10%	0.09%
Portfolio turnover rate[f]	62%	57%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
CMBS	Diversified
Core U.S. Treasury Bond	Diversified
GNMA Bond[a]	Diversified
Treasury Floating Rate Bond	Non-diversified

[a]	Formerly the iShares Core GNMA Bond ETF.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of October 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total
CMBS
Investments:
Assets:
Collateralized Mortgage Obligations	$—	$114,152,389	$—	$114,152,389
U.S. Government Agency Obligations	—	55,467,553	—	55,467,553
Money Market Funds	1,055,089	—	—	1,055,089

Total	$1,055,089	$169,619,942	$—	$170,675,031

Core U.S. Treasury Bond
Investments:
Assets:
U.S. Government Obligations	$—	$1,510,368,139	$—	$1,510,368,139
Money Market Funds	543,091,702	—	—	543,091,702

Total	$543,091,702	$1,510,368,139	$—	$2,053,459,841

GNMA Bond
Investments:
Assets:
U.S. Government Agency Obligations	$—	$59,640,888	$—	$59,640,888
Money Market Funds	27,299,259	—	—	27,299,259

Total	$27,299,259	$59,640,888	$—	$86,940,147

Treasury Floating Rate Bond
Investments:
Assets:
U.S. Government Obligations	$—	$15,009,098	$—	$15,009,098
Money Market Funds	11,195	—	—	11,195

Total	$11,195	$15,009,098	$—	$15,020,293

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

WHEN-ISSUED/TBA TRANSACTIONS

The iShares GNMA Bond ETF may purchase mortgage pass-through securities on a when-issued or to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there are adverse market actions, expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

To mitigate counterparty risk, the Fund has entered into a two-way collateral agreement for TBA transactions with certain counterparties. Under such agreement, the “in-the-money” party of a TBA transaction may at any time require the other party to pledge collateral assets (in the form of cash or securities) to offset any loss the in-the-money party would incur upon cancellation of the TBA transaction. A party is in-the-money if they are the buyer and the market value of the TBA transaction increases or if they are the seller and the market value of the TBA transaction decreases. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Fund’s investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as “Investments in securities – affiliated” and “Payable due to broker for TBA collateral.” Securities pledged as collateral by the Fund, if any, are noted in the schedule of investments.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2015 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES® TRUST

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2015:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Core U.S. Treasury Bond
BNP Paribas Prime Brokerage Inc.	$3,338,604	$3,338,604	$—
Citigroup Global Markets Inc.	142,927,403	142,927,403	—
Credit Suisse Securities (USA) LLC	76,211,350	76,211,350	—
Deutsche Bank Securities Inc.	85,683,807	85,683,807	—
HSBC Securities (USA) Inc.	6,402,094	6,402,094	—
Merrill Lynch, Pierce, Fenner & Smith	74,236,395	74,236,395	—
Morgan Stanley & Co. LLC	55,607,677	55,607,677	—
Nomura Securities International Inc.	6,904,322	6,904,322	—
RBC Capital Markets LLC	41,958,422	41,958,422	—
UBS Securities LLC	20,843,999	20,843,999	—
Wells Fargo Securities LLC	11,749,710	11,749,710	—

	$525,863,783	$525,863,783	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
CMBS	0.25%
Core U.S. Treasury Bond	0.15

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For its investment advisory services to the iShares GNMA Bond ETF, BFA is entitled to an annual investment advisory fee of 0.15% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 28, 2019 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other registered investment companies, if any. For the year ended October 31, 2015, BFA has voluntarily waived a portion of its investment advisory fees for the Fund in the amount of $19,311.

For its investment advisory services to the iShares Treasury Floating Rate Bond ETF, BFA is entitled to an annual investment advisory fee of 0.15% based on the average daily net assets of the Fund. BFA has contractually agreed to waive its investment advisory fees for the Fund through February 29, 2016 in an amount equal to 0.15% of average daily net assets.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Core U.S. Treasury Bond	$83,280

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES® TRUST

Cross trades for the year ended October 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2015 were as follows:

	U.S. Government Obligations		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
CMBS	$34,615,786	$12,458,571	$73,780,281	$48,623,214
Core U.S. Treasury Bond	397,891,915	336,331,624	—	—
GNMA Bond	579,717,364	559,840,449	—	—
Treasury Floating Rate Bond	9,189,184	6,250,340	—	—

In-kind transactions (see Note 4) for the year ended October 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core U.S. Treasury Bond	$1,304,808,417	$46,828,972
Treasury Floating Rate Bond	20,022,305	10,011,464

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in fixed income instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in fixed-income securities. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, each Fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements (Continued)

iSHARES® TRUST

relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2015, attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Core U.S. Treasury Bond	$1,173,723	$647	$(1,174,370)
Treasury Floating Rate Bond	803	—	(803)

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 was as follows:

iShares ETF	2015	2014
CMBS
Ordinary income	$3,390,977	$1,873,511

Core U.S. Treasury Bond
Ordinary income	$10,897,691	$1,601,916

GNMA Bond
Ordinary income	$928,513	$309,319

Treasury Floating Rate Bond
Ordinary income	$10,321	$3,865

As of October 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
CMBS	$277,241	$(57,478)	$401,505	$621,268
Core U.S. Treasury Bond	1,545,956	(1,393,045)	(721,550)	(568,639)
GNMA Bond	81,625	—	327,371	408,996
Treasury Floating Rate Bond	772	(975)	(7,023)	(7,226)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of October 31, 2015, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
CMBS	$57,478
Core U.S. Treasury Bond	1,393,045
Treasury Floating Rate Bond	975

As of October 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
CMBS	$170,273,526	$1,377,626	$(976,121)	$401,505
Core U.S. Treasury Bond	2,054,181,391	3,629,401	(4,350,951)	(721,550)
GNMA Bond	86,612,776	409,112	(81,741)	327,371
Treasury Floating Rate Bond	15,027,316	38	(7,061)	(7,023)

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	47

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares CMBS ETF, iShares Core U.S. Treasury Bond ETF, iShares GNMA Bond ETF and iShares Treasury Floating Rate Bond ETF (the “Funds”) at October 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 22, 2015

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 871(k)(1)(C) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts allowable as interest-related dividends for the fiscal year ended October 31, 2015:

iShares ETF	Interest- Related Dividends
CMBS	$3,566,072
Core U.S. Treasury Bond	8,840,803
GNMA Bond	631,688
Treasury Floating Rate Bond	10,881

The following Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2015:

iShares ETF	Federal Obligation Interest
Core U.S. Treasury Bond	$8,840,803
Treasury Floating Rate Bond	10,881

The law varies in each state as to whether and what percentage of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

Under Section 871(k)(2)(C) of the Code, the iShares GNMA Bond ETF hereby designates $319,728 as short-term capital gain dividends for the fiscal year ended October 31, 2015.

TAX INFORMATION	49

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares CMBS ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group. The Board further noted that the Lipper Group contained only four funds.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception,

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	51

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

II. iShares Core U.S. Treasury Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	53

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	55

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

III. iShares GNMA Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	57

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

IV. iShares Treasury Floating Rate Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	59

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund,

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
CMBS	$1.153270	$—	$—	$1.153270	100%	—%	—%	100%
Core U.S. Treasury Bond	0.304403	—	0.002991	0.307394	99	—	1	100
GNMA Bond	0.842744	—	0.054444	0.897188	94	—	6	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares.

The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

SUPPLEMENTAL INFORMATION	63

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares CMBS ETF

Period Covered: February 14, 2012 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	62	6.79%
Greater than 0.5% and Less than 1.0%	273	29.90
Between 0.5% and –0.5%	578	63.31

	913	100.00%

iShares Core U.S. Treasury Bond ETF

Period Covered: February 14, 2012 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	912	99.89%
Less than –0.5%	1	0.11

	913	100.00%

iShares GNMA Bond ETF

Period Covered: February 14, 2012 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.11%
Greater than 2.0% and Less than 2.5%	1	0.11
Greater than 1.5% and Less than 2.0%	3	0.33
Greater than 1.0% and Less than 1.5%	23	2.52
Greater than 0.5% and Less than 1.0%	98	10.73
Between 0.5% and –0.5%	784	85.87
Less than –0.5% and Greater than –1.0%	3	0.33

	913	100.00%

iShares Treasury Floating Rate Bond ETF

Period Covered: February 3, 2014 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and –0.5%	419	100.00%

	419	100.00%

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 324 funds (as of October 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	65

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (60)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (51)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	67

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (48)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	69

Notes:

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed or issued by Barclays Capital Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-105-1015

OCTOBER 31, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares Core 1-5 Year USD Bond ETF | ISTB | NYSE Arca
➢	iShares Core Total USD Bond Market ETF | IUSB | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. BOND MARKET OVERVIEW

U.S. bonds returned approximately 2% for the 12 months ended October 31, 2015 (the “reporting period”). The modest bond market returns reflected an inconsistent but moderate overall level of U.S. economic growth and low inflation. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters, weighed down by a stronger U.S. dollar (which made U.S. goods more expensive overseas) and severe winter weather in many regions of the country. The economy rebounded in the second and third quarters of 2015, led by strong employment growth — sending the unemployment rate to its lowest level since April 2008 — and robust vehicle sales.

Inflation stayed low throughout the reporting period, with the consumer price index increasing 0.2% for the reporting period. Falling energy prices, including a decline of more than 40% in the price of oil, contributed to the muted inflation rate.

At the beginning of the reporting period, the U.S. Federal Reserve Bank (the “Fed”) ended a two-year quantitative easing program and signaled its intent to raise its short-term interest rate target sometime in 2015. However, the mixed economic data, lack of inflationary pressure, and slowing growth elsewhere in the world (particularly in China and other emerging economies) convinced the Fed to hold short-term interest rates steady throughout the reporting period.

Nonetheless, short-term bond yields generally rose during the reporting period in anticipation of a potential Fed interest rate increase. In contrast, intermediate- and long-term bond yields declined modestly for the reporting period, reflecting the benign inflationary environment and investor demand for U.S. bonds.

A number of other factors buffeted the fixed-income market during the reporting period. Geopolitical conflicts, most notably in Ukraine and across the Middle East, continued to have an effect on financial markets. Greece and Puerto Rico wrestled with potential defaults on their government debt. The U.S. dollar strengthened against most major currencies during the reporting period, which made U.S. investments more attractive to international investors but created headwinds for the domestic economy.

Investor concerns brought on by many of these factors, as well as uncertainty surrounding the strength of the U.S. economy and Fed interest rate policy, led to a flight to quality during the reporting period. As a result, higher-quality bonds outperformed riskier assets for the reporting period.

Mortgage-backed securities were the leading performers for the reporting period. Both residential and commercial mortgage-backed securities benefited from investor demand for high credit quality and relatively high yields. U.S. Treasury bonds were also among the better performers in the fixed-income market. In addition to the flight to quality, Treasury securities benefited from their interest-rate sensitivity as declining yields across most maturity sectors of the Treasury market led to rising bond prices. The primary exception was Treasury inflation-protected securities, which posted negative returns for the reporting period, reflecting a lack of investor demand for inflation protection.

Corporate bonds underperformed the broader bond market for the reporting period. Corporate bonds tend to have greater credit risk than other sectors of the bond market, and the broad flight to quality led to reduced demand for corporate securities. In particular, high-yield corporate bonds were among the only sectors of the bond market to decline for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CORE 1-5 YEAR USD BOND ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.28%	1.25%	1.31%	1.28%	1.25%	1.31%
Since Inception	0.97%	1.03%	1.10%	2.97%	3.16%	3.39%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/18/12. The first day of secondary market trading was 10/22/12.

Index performance through June 2, 2014 reflects the performance of the Barclays U.S. Government/Credit 1-5 Year Bond Index. Index performance beginning on June 3, 2014 reflects the performance of the Barclays U.S. Universal 1-5 Year Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,002.40	$0.56	$1,000.00	$1,024.70	$0.56	0.11%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

The iShares Core 1-5 Year USD Bond ETF (the “Fund”) (formerly the iShares Core Short-Term USD Bond ETF) seeks to track the investment results of an index composed of U.S. dollar-denominated bonds that are rated either investment-grade or high yield with remaining maturities between one and five years, as represented by the Barclays U.S. Universal 1-5 Year Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was 1.28%, net of fees, while the total return for the Index was 1.31%.

As represented by the Index, short-term U.S. dollar-denominated bonds posted positive returns for the reporting period. Although a lack of inflation, a sharp decline in commodity prices, and disappointing growth in China contributed to declining yields for longer-term bonds, shorter-term bond yields were stable to slightly higher during the reporting period, reflecting expectations that the Fed would raise short-term interest rates. As a result, the yield curve (a graphic representation of bond yields at different maturities) flattened during the reporting period.

U.S. Treasury and government agency securities contributed the most to Index performance for the reporting period. Government agency mortgage-backed securities were also key contributors as their combination of high credit quality and relatively high yields attracted investor demand in a period of market uncertainty and low prevailing interest rates. Investor concern about risk assets and surging new bond issuance generally limited returns for corporate securities. Nevertheless, many sectors of the corporate bond market produced positive results. For example, banks were among the best-performing components of the Index due to steady economic growth and Fed rate hike expectations.

Despite the positive overall performance, short-term bonds experienced bouts of volatility during the reporting period. Uncertainty surrounding the timing of a potential Fed rate hike contributed to greater market volatility, as did a stronger U.S. dollar, which reduced demand for exports and narrowed profit margins for multinational companies.

ALLOCATION BY INVESTMENT TYPE

As of 10/31/15

Investment Type	Percentage of Total Investments [1]

U.S. Government Obligations	44.45%
Corporate Bonds & Notes	34.39
Mortgage-Backed Securities	8.73
Foreign Government Obligations	6.95
U.S. Government Agency Obligations	4.79
Asset-Backed Securities	0.69

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating [2]	Percentage of Total Investments [1]

Aaa	62.79%
Aa	5.51
A	12.21
Baa	10.49
Ba	3.67
B	2.73
Caa	0.85
Ca	0.05
Not Rated	1.70

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CORE TOTAL USD BOND MARKET ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.79%	1.76%	1.67%	1.79%	1.76%	1.67%
Since Inception	2.50%	2.61%	2.39%	3.50%	3.66%	3.33%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/10/14. The first day of secondary market trading was 6/12/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$997.30	$0.20	$1,000.00	$1,025.00	$0.20	0.04%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

The iShares Core Total USD Bond Market ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated bonds that are rated either investment-grade or high yield, as represented by the Barclays U.S. Universal Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was 1.79%, net of fees, while the total return for the Index was 1.67%.

As represented by the Index, U.S. dollar-denominated bonds posted positive returns for the reporting period. Longer-term bond yields declined modestly during the period as a lack of inflation, a sharp decline in commodity prices, and disappointing growth in China helped support bond prices and lower yields. However, yields on two-year Treasury notes increased during the reporting period, reflecting comparatively healthy U.S. economic growth and expectations that the Fed would raise short-term interest rates. As a result, the yield curve (a graphic representation of bond yields at different maturities) flattened, with longer-term securities outperforming shorter-term bonds.

U.S. Treasury and government agency securities contributed the most to Index performance during the reporting period. Government agency mortgage-backed securities were also key contributors as their combination of high credit quality and relatively high yields attracted investor demand in a period of market uncertainty and low prevailing interest rates. Investor concerns about risk assets and a surge in new bond issuance generally limited returns for corporate securities. Nevertheless, many sectors of the corporate bond market produced positive results. For example, banks were among the best-performing components in the Index due to steady economic growth and Fed rate hike expectations.

Despite the positive overall performance, the bond market experienced bouts of volatility during the reporting period. Uncertainty surrounding the timing of a potential Fed rate hike contributed to greater market volatility, as did a stronger U.S. dollar, which reduced demand for exports and narrowed profit margins for multinational companies.

ALLOCATION BY INVESTMENT TYPE

As of 10/31/15

Investment Type	Percentage of Total Investments [1]

Corporate Bonds & Notes	35.08%
U.S. Government Obligations	30.59
Mortgage-Backed Securities	25.77
Foreign Government Obligations	5.17
U.S. Government Agency Obligations	2.31
Municipal Debt Obligations	0.72
Asset-Backed Securities	0.36

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating [2]	Percentage of Total Investments [1]

Aaa	61.29%
Aa	4.89
A	11.77
Baa	12.81
Ba	3.82
B	3.04
Caa	1.08
Ca	0.06
Not Rated	1.24

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2015 and held through October 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
ASSET-BACKED SECURITIES — 0.69%
Barclays Dryrock Issuance Trust Series 2014-3, Class A
2.41%, 07/15/22	$500	$507,898
Capital One Multi-Asset Execution Trust Series 2007-A7, Class A7
5.75%, 07/15/20	300	325,074
Citibank Credit Card Issuance Trust
Series 2014-A2, Class A2
1.02%, 02/22/19	550	550,093
Series 2014-A6, Class A6
2.15%, 07/15/21	500	506,040
Discover Card Execution Note Trust
Series 2014-A4, Class A4
2.12%, 12/15/21	500	506,769
Series 2012-A6, Class A6
1.67%, 01/18/22	250	249,275
Hyundai Auto Receivables Trust Series 2015-B, Class A3
1.12%, 11/15/19 (Call 05/15/19)	300	298,883

TOTAL ASSET-BACKED SECURITIES
(Cost: $2,950,222)		2,944,032

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.26%

MORTGAGE-BACKED SECURITIES — 1.26%
CD Commercial Mortgage Trust Series 2007-CD4, Class A4
5.32%, 12/11/49	500	511,236
CD Mortgage Trust Series 2007-CD5, Class A4
5.89%, 11/15/44[a]	371	393,155
COMM Mortgage Trust Series 2007-C9, Class A4
5.80%, 12/10/49[a]	175	184,899
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class A4
5.70%, 06/15/39[a]	440	458,581
GS Mortgage Securities Trust Series 2007-GG10, Class A4
5.79%, 08/10/45[a]	493	514,408

Security	Principal (000s)	Value
JPMBB Commercial Mortgage Securities Trust Series 2014-C18, Class A5
4.08%, 02/15/47 (Call 02/11/24)	$225	$241,257
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP9, Class A3
5.34%, 05/15/47	477	490,929
Series 2007-CB18, Class A4
5.44%, 06/12/47	469	483,391
Series 2007-CB20, Class A4
5.79%, 02/12/51[a]	449	474,162
Series 2007-LDPX, Class A3
5.42%, 01/15/49	326	335,712
Series 2014-C20, Class A5
3.80%, 07/15/47	150	157,696
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class A3
5.87%, 09/15/45[a]	184	197,026
ML-CFC Commercial Mortgage Trust Series 2007-7, Class A4
5.74%, 06/12/50[a]	464	487,309
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22, Class A4
3.31%, 04/15/48	250	251,619
Morgan Stanley Capital I Trust Series 2007-IQ15, Class A4
5.92%, 06/11/49[a]	211	221,686

		5,403,066

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost: $5,467,080)		5,403,066

CORPORATE BONDS & NOTES — 33.98%

ADVERTISING — 0.05%
Affinion Group Inc.
7.88%, 12/15/18 (Call 11/30/15)	25	19,313
inVentiv Health Inc.
9.00%, 01/15/18 (Call 01/15/16)[b]	100	103,250
MDC Partners Inc.
6.75%, 04/01/20 (Call 04/01/16)[b]	50	50,875

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Visant Corp.
10.00%, 10/01/17 (Call 11/30/15)	$25	$25,687

		199,125
AEROSPACE & DEFENSE — 0.19%
BAE Systems Holdings Inc.
6.38%, 06/01/19[b]	225	253,403
Boeing Co. (The)
0.95%, 05/15/18	50	49,539
4.88%, 02/15/20[c]	100	111,896
General Dynamics Corp.
1.00%, 11/15/17	25	24,921
Kratos Defense & Security Solutions Inc.
7.00%, 05/15/19 (Call 05/15/16)	36	28,616
L-3 Communications Corp.
3.95%, 11/15/16	50	51,133
Northrop Grumman Corp.
1.75%, 06/01/18	25	24,943
TransDigm Inc.
5.50%, 10/15/20 (Call 11/30/15)	50	50,125
United Technologies Corp.
1.80%, 06/01/17	125	126,294
4.50%, 04/15/20	100	109,852

		830,722
AGRICULTURE — 0.28%
Altria Group Inc.
2.63%, 01/14/20 (Call 12/14/19)[c]	150	150,914
9.25%, 08/06/19	50	61,910
BAT International Finance PLC
2.75%, 06/15/20[b]	100	101,916
Bunge Ltd. Finance Corp.
3.20%, 06/15/17[c]	25	25,380
Imperial Tobacco Finance PLC
2.95%, 07/21/20[b]	200	200,957
Philip Morris International Inc.
1.13%, 08/21/17[c]	150	149,964
1.88%, 01/15/19[c]	200	200,660
Reynolds American Inc.
2.30%, 08/21/17[b,c]	50	50,720
2.30%, 06/12/18[c]	250	252,917
3.25%, 06/12/20	25	25,682

		1,221,020

Security	Principal (000s)	Value
AIRLINES — 0.10%
Air Canada
6.75%, 10/01/19 (Call 10/01/16)[b]	$50	$53,000
8.75%, 04/01/20 (Call 04/01/17)[b]	50	54,550
American Airlines Group Inc.
4.63%, 03/01/20[b]	50	49,562
5.50%, 10/01/19[b]	50	50,775
Continental Airlines Inc. 2009-2 Pass Through Trust Class A
7.25%, 05/10/21	37	42,254
Continental Airlines Inc. 2012-3 Pass Through Trust Class C
6.13%, 04/29/18	50	51,520
Northwest Airlines Inc. 2007-1 Pass Through Trust Class A
7.03%, 05/01/21	76	84,397
Southwest Airlines Co.
2.75%, 11/06/19 (Call 10/06/19)	50	50,807

		436,865
APPAREL — 0.06%
LVMH Moet Hennessy Louis Vuitton SE
1.63%, 06/29/17[b]	100	100,648
Nine West Holdings Inc.
8.25%, 03/15/19[b]	25	13,750
Ralph Lauren Corp.
2.63%, 08/18/20 (Call 07/18/20)	100	100,249
Wolverine World Wide Inc.
6.13%, 10/15/20 (Call 10/15/16)	50	52,500

		267,147
AUTO MANUFACTURERS — 1.06%
American Honda Finance Corp.
1.13%, 10/07/16	200	200,848
2.25%, 08/15/19	300	300,883
BMW U.S. Capital LLC
1.38%, 04/05/17[d]	350	348,845
Daimler Finance North America LLC
2.00%, 08/03/18[b]	175	174,910
2.38%, 08/01/18[b]	150	150,629
2.45%, 05/18/20[b]	300	299,797

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Fiat Chrysler Automobile NV
4.50%, 04/15/20[c]	$320	$323,200
Ford Motor Credit Co. LLC
2.24%, 06/15/18	400	398,475
2.46%, 03/27/20[c]	200	195,820
General Motors Co.
3.50%, 10/02/18	200	203,106
General Motors Financial Co. Inc.
3.10%, 01/15/19	40	40,109
3.15%, 01/15/20 (Call 12/15/19)	25	24,787
3.20%, 07/13/20 (Call 06/13/20)	100	98,843
4.75%, 08/15/17	100	103,840
Hyundai Capital America
1.45%, 02/06/17[d]	100	99,571
2.13%, 10/02/17[b]	125	125,272
3.00%, 10/30/20[b]	100	99,860
Nissan Motor Acceptance Corp.
1.95%, 09/12/17[b,c]	100	100,598
PACCAR Financial Corp.
1.40%, 05/18/18	100	99,526
1.45%, 03/09/18	65	64,939
2.50%, 08/14/20	100	100,591
Toyota Motor Credit Corp.
1.25%, 10/05/17	25	25,005
1.55%, 07/13/18	330	330,081
2.10%, 01/17/19[c]	125	126,092
2.15%, 03/12/20	135	135,176
Volkswagen Group of America Finance LLC
2.13%, 05/23/19[b]	200	191,078
2.40%, 05/22/20[b]	200	191,115

		4,552,996
AUTO PARTS & EQUIPMENT — 0.08%
Schaeffler Holding Finance BV
6.88% (7.63%, PIK), 08/15/18 (Call 11/30/15)[b,e]	200	207,000
ZF North America Capital Inc.
4.00%, 04/29/20[b,c]	150	151,500

		358,500
BANKS — 11.26%
Abbey National Treasury Services PLC/United Kingdom
2.38%, 03/16/20	200	200,301
3.05%, 08/23/18	100	103,158

Security	Principal (000s)	Value
ABN AMRO Bank NV
4.25%, 02/02/17[b]	$200	$206,724
ADCB Finance Cayman Ltd.
2.50%, 03/06/18[d]	800	807,000
Agricultural Bank of China Ltd./New York
2.00%, 05/21/18	250	249,761
Alfa Bank OJSC Via Alfa Bond Issuance PLC
7.88%, 09/25/17[d]	100	105,373
American Express Credit Corp.
1.80%, 07/31/18 (Call 06/30/18)	50	50,077
Australia & New Zealand Banking Group Ltd./New York NY
1.25%, 06/13/17	200	199,082
2.25%, 06/13/19	200	200,564
Banco Santander Brasil SA/Cayman Islands
4.63%, 02/13/17[d]	200	202,100
Banco Santander Chile
1.22%, 04/11/17[a,d]	150	147,857
Banco Votorantim SA
7.38%, 01/21/20[d]	100	98,500
Bangkok Bank PCL/Hong Kong
3.30%, 10/03/18[d]	600	614,941
Bank Nederlandse Gemeenten NV
1.75%, 03/24/20[b]	300	300,340
1.88%, 06/11/19[b]	100	101,269
Bank of America Corp.
2.63%, 10/19/20	300	299,122
2.65%, 04/01/19	650	657,465
5.75%, 12/01/17	950	1,025,190
6.88%, 04/25/18	300	334,945
Series L
2.25%, 04/21/20[c]	100	98,538
Bank of America N.A.
1.65%, 03/26/18	250	249,469
Bank of China Hong Kong Ltd.
5.55%, 02/11/20[b]	200	219,093
Bank of China Ltd./Hong Kong
2.13%, 06/30/18[d]	200	200,435
Bank of Montreal
1.40%, 04/10/18[c]	100	99,308
1.45%, 04/09/18 (Call 03/09/18)	425	422,064

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Bank of New York Mellon Corp. (The)
2.10%, 08/01/18 (Call 07/02/18)	$25	$25,266
2.10%, 01/15/19 (Call 12/15/18)	50	50,365
2.20%, 03/04/19 (Call 02/02/19)	50	50,474
2.60%, 08/17/20 (Call 07/17/20)	200	202,589
Series G
2.15%, 02/24/20 (Call 01/24/20)[c]	50	49,860
Bank of Nova Scotia (The)
1.38%, 12/18/17 (Call 11/18/17)	200	199,108
1.70%, 06/11/18 (Call 05/11/18)	350	349,194
2.05%, 10/30/18	200	200,926
2.35%, 10/21/20	100	99,449
Bank of Tokyo-Mitsubishi UFJ Ltd. (The)
2.30%, 03/05/20[b,c]	200	198,143
2.70%, 09/09/18[b]	200	203,712
Barclays Bank PLC
2.50%, 02/20/19	200	202,612
5.13%, 01/08/20	200	222,265
BB&T Corp.
1.45%, 01/12/18 (Call 12/12/17)	50	49,854
1.60%, 08/15/17 (Call 07/14/17)	200	200,709
2.45%, 01/15/20 (Call 12/15/19)	150	151,007
BBVA Bancomer SA/Grand Cayman
6.01%, 05/17/22[a,d]	100	102,000
BNP Paribas SA
2.38%, 09/14/17	500	506,749
BPCE SA
2.25%, 01/27/20	250	250,114
Caixa Economica Federal
4.50%, 10/03/18[d]	150	144,375
Canadian Imperial Bank of Commerce/Canada
1.55%, 01/23/18 (Call 12/23/17)	25	24,923
Capital One Financial Corp.
2.45%, 04/24/19 (Call 03/24/19)	400	399,095
China CITIC Bank International Ltd.
6.88%, 06/24/20[d]	100	111,325

Security	Principal (000s)	Value
China Construction Bank Asia Corp. Ltd.
4.25%, 08/20/24 (Call 08/20/19)[a,d]	$200	$202,299
China Construction Bank Corp.
3.88%, 05/13/25 (Call 05/13/20)[a,d]	200	198,449
CIT Group Inc.
3.88%, 02/19/19	100	101,500
4.25%, 08/15/17[c]	150	153,375
5.50%, 02/15/19[b]	100	106,125
Citigroup Inc.
1.30%, 11/15/16	150	149,863
1.70%, 04/27/18	200	198,837
1.75%, 05/01/18	325	323,261
1.80%, 02/05/18[c]	50	49,889
2.40%, 02/18/20	80	79,422
2.50%, 07/29/19	500	501,267
2.55%, 04/08/19[c]	250	252,231
2.65%, 10/26/20	250	249,904
5.50%, 02/15/17	25	26,209
Commonwealth Bank of Australia/New York NY
1.75%, 11/02/18	250	249,561
2.30%, 03/12/20	250	250,325
2.50%, 09/20/18	400	406,813
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands
3.38%, 01/19/17	525	537,211
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/NY
2.25%, 01/14/20[c]	250	249,317
Credit Agricole SA
6.64%, 05/29/49 (Call 05/31/17)[a,b]	100	102,500
Credit Agricole SA/London
2.50%, 04/15/19[b]	250	252,532
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20[b]	100	99,554
Credit Suisse/New York NY
5.40%, 01/14/20[c]	150	166,498
6.00%, 02/15/18	250	269,973

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Deutsche Bank AG/London
1.40%, 02/13/17	$250	$249,087
6.00%, 09/01/17	200	214,743
Dexia Credit Local SA/New York NY
1.50%, 10/07/17[b]	250	251,125
Discover Bank/Greenwood DE
2.60%, 11/13/18 (Call 10/12/18)	250	251,111
Emirates NBD PJSC
3.25%, 11/19/19[d]	200	203,100
Export-Import Bank of India
2.75%, 04/01/20[d]	200	198,258
Fifth Third Bancorp
2.30%, 03/01/19 (Call 01/30/19)	150	149,815
Fifth Third Bank/Cincinnati OH
2.15%, 08/20/18 (Call 07/20/18)	200	201,263
First Gulf Bank PJSC
3.25%, 01/14/19[d]	200	205,626
Goldman Sachs Group Inc. (The)
2.38%, 01/22/18	200	202,580
2.55%, 10/23/19[c]	350	351,209
2.60%, 04/23/20 (Call 03/23/20)	200	200,181
2.75%, 09/15/20 (Call 08/15/20)	170	170,620
5.63%, 01/15/17	140	146,374
6.15%, 04/01/18	425	466,501
7.50%, 02/15/19	150	174,210
Halyk Savings Bank of Kazakhstan JSC
7.25%, 05/03/17[d]	100	102,032
HBOS PLC
6.75%, 05/21/18[b]	100	110,199
HSBC USA Inc.
1.63%, 01/16/18	100	99,535
1.70%, 03/05/18[c]	200	199,357
2.25%, 06/23/19	100	99,935
2.38%, 11/13/19	100	99,644
2.75%, 08/07/20	200	200,723
Huntington Bancshares Inc./OH
2.60%, 08/02/18 (Call 07/02/18)[c]	100	101,056
Huntington National Bank (The)
2.88%, 08/20/20 (Call 07/20/20)	250	250,620
ICICI Bank Ltd./Dubai
4.80%, 05/22/19[d]	200	212,996

Security	Principal (000s)	Value
IDBI Bank Ltd./DIFC Dubai
4.38%, 03/26/18[d]	$400	$410,466
Industrial & Commercial Bank of China Ltd./Singapore
2.50%, 11/21/17[d]	800	808,210
ING Bank NV
2.45%, 03/16/20[b]	400	401,515
Intesa Sanpaolo SpA
2.38%, 01/13/17	200	200,910
Itau Unibanco Holding SA/Cayman Island
2.85%, 05/26/18[d]	200	193,640
JPMorgan Chase & Co.
1.80%, 01/25/18[c]	700	701,668
2.20%, 10/22/19	350	348,568
2.55%, 10/29/20	200	199,365
2.75%, 06/23/20 (Call 05/23/20)	250	251,942
6.13%, 06/27/17	50	53,478
6.30%, 04/23/19[c]	200	226,460
JPMorgan Chase Bank N.A.
6.00%, 10/01/17	250	269,994
KEB Hana Bank
2.50%, 06/12/19[d]	800	802,318
KeyCorp
2.30%, 12/13/18 (Call 11/13/18)	250	250,799
KfW
0.63%, 12/15/16	400	399,749
1.00%, 01/26/18	1,010	1,009,375
1.00%, 06/11/18[c]	200	199,294
1.13%, 08/06/18	153	152,738
1.25%, 02/15/17	100	100,677
1.88%, 06/30/20	600	605,594
4.88%, 06/17/19	800	897,526
Series G
4.38%, 03/15/18	480	516,950
Korea Development Bank (The)
2.25%, 05/18/20	200	198,993
3.00%, 03/17/19	200	205,328
Landeskreditbank Baden-Wuerttemberg Foerderbank
1.63%, 04/25/17[d]	350	354,152
Landwirtschaftliche Rentenbank
0.88%, 09/12/17	120	119,957

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
1.63%, 08/18/20[d]	$200	$199,153
1.75%, 04/15/19	300	303,845
Lloyds Bank PLC
2.40%, 03/17/20	250	250,325
2.70%, 08/17/20	250	252,600
Macquarie Bank Ltd.
2.85%, 07/29/20[b,c]	250	253,318
Malayan Banking Bhd
3.25%, 09/20/22 (Call 09/20/17)[a,d]	200	200,120
Manufacturers & Traders Trust Co.
2.30%, 01/30/19 (Call 12/30/18)	250	251,382
Mitsubishi UFJ Trust & Banking Corp.
2.65%, 10/19/20[b]	250	249,410
Mizuho Bank Ltd.
2.45%, 04/16/19[b]	400	400,842
2.70%, 10/20/20[b]	250	250,284
Morgan Stanley
2.38%, 07/23/19	750	750,966
2.65%, 01/27/20	300	301,694
2.80%, 06/16/20[c]	140	141,099
4.75%, 03/22/17	400	417,615
National Australia Bank Ltd./New York
2.63%, 07/23/20[c]	350	352,739
National City Bank/Cleveland OH
5.80%, 06/07/17	250	266,154
Nederlandse Waterschapsbank NV
1.63%, 03/04/20[b]	200	199,073
1.88%, 03/13/19[b]	200	202,689
Nordea Bank AB
1.63%, 05/15/18[b]	200	199,229
2.50%, 09/17/20[b]	200	201,004
Oesterreichische Kontrollbank AG
0.75%, 12/15/16	350	350,189
1.13%, 05/29/18	100	99,891
PNC Funding Corp.
5.13%, 02/08/20[f]	400	442,797
6.70%, 06/10/19[f]	75	86,451
QNB Finance Ltd.
2.75%, 10/31/18[d]	200	203,000
Regions Bank/Birmingham AL
2.25%, 09/14/18 (Call 08/14/18)	250	250,399

Security	Principal (000s)	Value
Regions Financial Corp.
2.00%, 05/15/18 (Call 04/15/18)	$25	$24,914
Royal Bank of Canada
1.20%, 01/23/17	500	500,860
1.50%, 01/16/18	150	149,382
2.35%, 10/30/20	200	199,642
Royal Bank of Scotland Group PLC
1.88%, 03/31/17	700	698,409
7.64%, 12/31/49 (Call 09/30/17)[a]	100	104,450
Royal Bank of Scotland NV
4.65%, 06/04/18	100	103,600
Russian Agricultural Bank OJSC Via RSHB Capital SA
6.30%, 05/15/17[d]	200	204,152
Sberbank of Russia Via SB Capital SA
4.95%, 02/07/17[d]	200	203,250
Standard Chartered Bank
6.40%, 09/26/17[b,c]	100	107,530
Standard Chartered PLC
2.25%, 04/17/20[b,c]	200	196,928
State Bank of India/London
3.62%, 04/17/19[d]	200	205,303
State Street Corp.
1.35%, 05/15/18	50	49,702
2.55%, 08/18/20	70	70,731
Sumitomo Mitsui Banking Corp.
2.25%, 07/11/19	250	248,606
2.45%, 10/20/20	250	248,281
2.65%, 07/23/20	250	250,567
SunTrust Banks Inc.
2.50%, 05/01/19 (Call 04/01/19)	50	50,379
Svenska Handelsbanken AB
2.40%, 10/01/20	500	498,424
Toronto-Dominion Bank (The)
1.63%, 03/13/18	400	399,393
1.75%, 07/23/18	205	204,507
2.13%, 07/02/19	150	150,034
2.38%, 10/19/16	45	45,708
2.63%, 09/10/18	100	102,174
Turkiye Halk Bankasi AS
4.88%, 07/19/17[d]	200	204,950

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Turkiye Is Bankasi
5.00%, 04/30/20[d]	$200	$201,110
Turkiye Vakiflar Bankasi TAO
6.88%, 02/03/25 (Call 02/03/20)[a,d]	200	193,930
U.S. Bancorp
1.65%, 05/15/17 (Call 04/15/17)	50	50,404
1.95%, 11/15/18 (Call 10/15/18)[c]	200	201,780
Series F
2.20%, 11/15/16 (Call 10/14/16)	350	354,179
UBS AG/Stamford CT
1.38%, 06/01/17	500	497,560
1.80%, 03/26/18[c]	250	249,178
5.88%, 12/20/17	200	216,611
UBS Preferred Funding Trust V Series 1
6.24%, 05/29/49 (Call 05/15/16)[a]	75	75,937
United Overseas Bank Ltd.
3.75%, 09/19/24 (Call 09/19/19)[a,d]	400	407,316
VTB Bank OJSC Via VTB Capital SA
6.00%, 04/12/17[d]	200	205,611
Wachovia Corp.
5.63%, 10/15/16	50	52,238
Wells Fargo & Co.
1.50%, 01/16/18[c]	350	350,070
2.15%, 01/15/19[c]	780	785,827
Westpac Banking Corp.
1.05%, 11/25/16	200	200,236
1.50%, 12/01/17	200	199,231
1.55%, 05/25/18	250	247,567
2.25%, 01/17/19[c]	50	50,125
Woori Bank
2.63%, 07/22/20[d]	200	200,528

		48,392,853
BEVERAGES — 0.60%
Anheuser-Busch InBev Finance Inc.
1.25%, 01/17/18[c]	25	24,681

Security	Principal (000s)	Value
Anheuser-Busch InBev Worldwide Inc.
1.38%, 07/15/17	$400	$398,567
7.75%, 01/15/19	200	232,690
Coca-Cola Co. (The)
1.65%, 11/01/18	200	201,815
1.88%, 10/27/20	100	99,323
Constellation Brands Inc.
3.88%, 11/15/19[c]	50	52,000
7.25%, 09/01/16	50	52,188
Cott Beverages Inc.
6.75%, 01/01/20 (Call 01/01/17)	50	53,000
Diageo Capital PLC
1.50%, 05/11/17[c]	225	225,888
Dr Pepper Snapple Group Inc.
2.60%, 01/15/19	100	101,795
Innovation Ventures LLC/Innovation Ventures Finance Corp.
9.50%, 08/15/19 (Call 11/30/15)[b]	45	47,025
PepsiCo Inc.
1.25%, 08/13/17	300	301,383
1.85%, 04/30/20 (Call 03/30/20)[c]	50	49,597
2.15%, 10/14/20 (Call 09/14/20)	100	100,193
4.50%, 01/15/20	150	164,934
SABMiller PLC
6.50%, 07/15/18[b]	250	278,482
Suntory Holdings Ltd.
1.65%, 09/29/17[b]	200	199,393

		2,582,954
BIOTECHNOLOGY — 0.20%
Amgen Inc.
2.13%, 05/15/17	25	25,318
2.20%, 05/22/19 (Call 04/22/19)	200	200,880
5.70%, 02/01/19	100	111,188
Biogen Inc.
2.90%, 09/15/20	100	100,822
Celgene Corp.
2.13%, 08/15/18	250	251,854
Gilead Sciences Inc.
1.85%, 09/04/18	100	100,718
2.55%, 09/01/20[c]	75	75,618

		866,398

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
BUILDING MATERIALS — 0.11%
Associated Materials LLC/AMH New Finance Inc.
9.13%, 11/01/17 (Call 11/30/15)	$35	$27,913
Cemex SAB de CV
5.07%, 10/15/18[a,d]	200	204,500
CRH America Inc.
8.13%, 07/15/18[c]	100	115,359
Masco Corp.
6.13%, 10/03/16	55	57,269
USG Corp.
9.75%, 01/15/18	50	56,125

		461,166
CHEMICALS — 0.41%
Dow Chemical Co. (The)
8.55%, 05/15/19	150	180,448
Eastman Chemical Co.
2.40%, 06/01/17	75	75,712
Ecolab Inc.
1.45%, 12/08/17	50	49,806
3.00%, 12/08/16	20	20,385
EI du Pont de Nemours & Co.
6.00%, 07/15/18	100	110,646
Hexion Inc.
6.63%, 04/15/20 (Call 11/30/15)	100	84,750
8.88%, 02/01/18 (Call 11/30/15)	50	38,250
INEOS Group Holdings SA
6.13%, 08/15/18 (Call 11/30/15)[b,c]	200	201,500
Kraton Polymers LLC/Kraton Polymers Capital Corp.
6.75%, 03/01/19 (Call 11/30/15)	25	25,375
Monsanto Co.
2.13%, 07/15/19[c]	100	98,790
PPG Industries Inc.
2.30%, 11/15/19 (Call 10/15/19)	350	346,418
PQ Corp.
8.75%, 11/01/18 (Call 11/30/15)[b]	50	50,438
Praxair Inc.
4.50%, 08/15/19	150	163,509
Rain CII Carbon LLC/CII Carbon Corp.
8.00%, 12/01/18 (Call 11/30/15)[b,c]	75	65,296

Security	Principal (000s)	Value
SABIC Capital II BV
2.63%, 10/03/18[d]	$200	$201,750
Tronox Finance LLC
6.38%, 08/15/20 (Call 11/30/15)	50	35,610

		1,748,683
COAL — 0.00%
Arch Coal Inc.
9.88%, 06/15/19 (Call 12/15/16)	25	750
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.
8.50%, 12/15/19 (Call 11/30/15)	25	14,750

		15,500
COMMERCIAL SERVICES — 0.25%
ADT Corp. (The)
2.25%, 07/15/17	50	49,750
APX Group Inc.
6.38%, 12/01/19 (Call 12/01/15)	25	24,313
Automatic Data Processing Inc.
2.25%, 09/15/20 (Call 08/15/20)	40	40,366
Cenveo Corp.
6.00%, 08/01/19 (Call 02/01/19)[b]	75	65,812
Constellis Holdings LLC/Constellis Finance Corp.
9.75%, 05/15/20 (Call 05/15/17)[b]	35	31,675
DynCorp International Inc.
10.38%, 07/01/17 (Call 11/30/15)	50	39,500
ERAC USA Finance LLC
2.35%, 10/15/19[b]	100	99,426
6.38%, 10/15/17[b]	50	54,351
Hertz Corp. (The)
6.75%, 04/15/19 (Call 11/30/15)	100	102,625
Interactive Data Corp.
5.88%, 04/15/19 (Call 11/30/15)[b,c]	100	102,250
Laureate Education Inc.
9.25%, 09/01/19 (Call 11/30/15)[b,c]	50	39,750
Live Nation Entertainment Inc.
7.00%, 09/01/20 (Call 09/01/16)[b]	50	53,000

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
MasterCard Inc.
2.00%, 04/01/19	$75	$75,399
McGraw Hill Financial Inc.
3.30%, 08/14/20 (Call 07/14/20)[b]	35	35,537
Modular Space Corp.
10.25%, 01/31/19 (Call 01/31/16)[b]	50	29,875
Monitronics International Inc.
9.13%, 04/01/20 (Call 04/01/16)	50	43,500
RR Donnelley & Sons Co.
7.63%, 06/15/20	50	51,875
Safway Group Holding LLC/Safway Finance Corp.
7.00%, 05/15/18 (Call 11/30/15)[b]	50	51,375
Speedy Cash Intermediate Holdings Corp.
10.75%, 05/15/18 (Call 11/30/15)[b]	50	36,000
Western Union Co. (The)
2.88%, 12/10/17	50	50,755

		1,077,134
COMPUTERS — 0.51%
Apple Inc.
1.00%, 05/03/18	25	24,950
1.55%, 02/07/20	200	197,887
2.00%, 05/06/20	200	200,531
2.10%, 05/06/19[c]	50	50,888
Dell Inc.
5.88%, 06/15/19	50	51,743
EMC Corp./MA
1.88%, 06/01/18	75	71,407
Hewlett Packard Enterprise Co.
2.45%, 10/05/17[b]	400	401,285
International Business Machines Corp.
1.25%, 02/08/18	200	199,596
5.70%, 09/14/17[c]	800	866,832
NetApp Inc.
2.00%, 12/15/17	25	24,980
SunGard Data Systems Inc.
6.63%, 11/01/19 (Call 11/30/15)	100	103,500

		2,193,599

Security	Principal (000s)	Value
COSMETICS & PERSONAL CARE — 0.02%
Colgate-Palmolive Co.
1.30%, 01/15/17	$25	$25,153
1.75%, 03/15/19	25	25,026
Procter & Gamble Co. (The)
4.70%, 02/15/19	50	54,948

		105,127
DISTRIBUTION & WHOLESALE — 0.03%
Brightstar Corp.
7.25%, 08/01/18 (Call 11/30/15)[b]	25	26,000
HD Supply Inc.
7.50%, 07/15/20 (Call 10/15/16)	50	53,250
11.50%, 07/15/20 (Call 10/15/16)	50	56,563

		135,813
DIVERSIFIED FINANCIAL SERVICES — 1.90%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
3.75%, 05/15/19	300	303,600
Air Lease Corp.
3.38%, 01/15/19 (Call 12/15/18)	450	455,413
5.63%, 04/01/17	25	26,120
Aircastle Ltd.
6.25%, 12/01/19	100	109,250
Ally Financial Inc.
2.75%, 01/30/17	150	150,750
3.25%, 02/13/18	100	100,500
3.60%, 05/21/18	100	101,250
3.75%, 11/18/19[c]	150	151,950
4.13%, 03/30/20[c]	25	25,813
8.00%, 03/15/20	50	59,125
American Express Co.
1.55%, 05/22/18[c]	200	198,802
American Express Credit Corp.
1.55%, 09/22/17	350	350,399
1.88%, 11/05/18	35	35,065
2.13%, 03/18/19	50	50,092
2.38%, 03/24/17[c]	75	76,020
Series F
2.60%, 09/14/20 (Call 08/14/20)[c]	200	201,272
Ameriprise Financial Inc.
5.30%, 03/15/20	100	112,106

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Azure Orbit II International Finance Ltd.
3.38%, 04/25/19[d]	$600	$612,201
Banco BTG Pactual SA/Cayman Islands
4.00%, 01/16/20[d]	200	169,000
Bear Stearns Companies LLC (The)
6.40%, 10/02/17	184	200,303
BOC Aviation Pte Ltd.
3.00%, 03/30/20[d]	200	198,082
Charles Schwab Corp. (The)
4.45%, 07/22/20	250	274,890
China Cinda Finance 2015 I Ltd.
3.13%, 04/23/20[d]	200	196,316
DFC Finance Corp.
10.50%, 06/15/20 (Call 06/15/17)[b]	25	17,250
Ford Motor Credit Co. LLC
2.60%, 11/04/19	200	197,959
3.00%, 06/12/17	200	203,036
GE Capital International Funding Co.
0.96%, 04/15/16[b]	661	660,891
GE Capital Trust I
6.38%, 11/15/67 (Call 11/15/17)[a]	200	213,500
General Electric Capital Corp.
2.20%, 01/09/20 (Call 12/09/19)	100	101,107
5.63%, 09/15/17	50	53,997
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
3.50%, 03/15/17 (Call 02/15/17)	50	50,585
4.88%, 03/15/19 (Call 07/15/16)	150	153,420
6.00%, 08/01/20 (Call 02/01/17)	100	104,375
Intercontinental Exchange Inc.
2.50%, 10/15/18	50	50,584
International Lease Finance Corp.
6.25%, 05/15/19	100	108,750
8.75%, 03/15/17	100	107,875
Jefferies Group LLC
5.13%, 04/13/18	300	314,653
KCG Holdings Inc.
6.88%, 03/15/20 (Call 03/15/17)[b]	50	47,500

Security	Principal (000s)	Value
LeasePlan Corp. NV
2.88%, 01/22/19[b]	$200	$199,142
Macquarie Group Ltd.
3.00%, 12/03/18[b]	200	202,872
National Rural Utilities Cooperative Finance Corp.
0.95%, 04/24/17[c]	140	139,614
2.15%, 02/01/19 (Call 01/01/19)	100	100,096
2.30%, 11/01/20	100	99,539
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 08/01/18 (Call 11/30/15)	50	49,062
7.88%, 10/01/20 (Call 10/01/16)	50	49,250
Navient Corp.
4.88%, 06/17/19[c]	50	48,375
5.50%, 01/15/19	50	49,687
8.00%, 03/25/20	100	106,000
8.45%, 06/15/18	150	160,875
Ocwen Financial Corp.
7.13%, 05/15/19 (Call 05/15/16)[b]	25	22,813
OneMain Financial Holdings Inc.
6.75%, 12/15/19 (Call 12/15/16)[b]	50	53,062
ROC Finance LLC/ROC Finance 1 Corp.
12.13%, 09/01/18 (Call 11/30/15)[b]	25	26,500
Springleaf Finance Corp.
6.90%, 12/15/17	300	315,750
TMX Finance LLC/TitleMax Finance Corp.
8.50%, 09/15/18 (Call 11/30/15)[b]	15	11,775

		8,178,213
ELECTRIC — 1.43%
Abu Dhabi National Energy Co. PJSC
2.50%, 01/12/18[b]	200	200,250
AES Corp./VA
8.00%, 06/01/20[c]	50	55,625
American Electric Power Co. Inc.
1.65%, 12/15/17 (Call 11/15/17)	275	274,209
Arizona Public Service Co.
2.20%, 01/15/20 (Call 12/15/19)	100	99,766

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Berkshire Hathaway Energy Co.
2.40%, 02/01/20 (Call 01/01/20)	$100	$99,805
5.75%, 04/01/18	25	27,343
Commonwealth Edison Co.
2.15%, 01/15/19 (Call 12/15/18)	100	100,245
DEWA Sukuk 2013 Ltd.
3.00%, 03/05/18[d]	200	204,632
Dominion Resources Inc./VA
1.90%, 06/15/18	100	99,820
Series A
1.40%, 09/15/17	200	198,940
DPL Inc.
6.50%, 10/15/16 (Call 09/15/16)	18	18,405
Duke Energy Carolinas LLC
1.75%, 12/15/16	50	50,424
Duke Energy Corp.
1.63%, 08/15/17	90	90,406
Dynegy Inc.
6.75%, 11/01/19 (Call 05/01/17)	125	124,688
E.ON International Finance BV
5.80%, 04/30/18[b]	100	108,348
EDP Finance BV
4.90%, 10/01/19[b]	100	103,877
Electricite de France SA
2.15%, 01/22/19[b]	200	200,182
6.50%, 01/26/19[b]	75	84,817
Enel Finance International NV
6.25%, 09/15/17[b]	700	756,267
Entergy Texas Inc.
7.13%, 02/01/19	150	172,287
Exelon Corp.
2.85%, 06/15/20 (Call 05/15/20)	125	125,167
Exelon Generation Co. LLC
2.95%, 01/15/20 (Call 12/15/19)	100	100,004
6.20%, 10/01/17	25	26,896
Florida Power & Light Co.
5.55%, 11/01/17	25	26,942
GenOn Energy Inc.
7.88%, 06/15/17[c]	25	23,188
9.50%, 10/15/18	50	44,000
Hydro-Quebec
1.38%, 06/19/17	100	100,652
Israel Electric Corp. Ltd.
9.38%, 01/28/20[d]	200	250,250

Security	Principal (000s)	Value
Jersey Central Power & Light Co.
7.35%, 02/01/19	$100	$113,573
Majapahit Holding BV
7.75%, 01/20/20[d]	400	451,400
Nevada Power Co.
6.50%, 08/01/18	100	112,235
7.13%, 03/15/19	30	34,735
NextEra Energy Capital Holdings Inc.
1.59%, 06/01/17	100	99,375
NiSource Finance Corp.
6.40%, 03/15/18	10	11,017
Northern States Power Co.
2.20%, 08/15/20 (Call 07/15/20)	30	30,109
NRG Energy Inc.
7.63%, 01/15/18	50	52,375
8.25%, 09/01/20 (Call 11/30/15)	50	51,250
Pacific Gas & Electric Co.
8.25%, 10/15/18	100	117,721
PG&E Corp.
2.40%, 03/01/19 (Call 02/01/19)	25	25,025
PPL Capital Funding Inc.
1.90%, 06/01/18 (Call 05/01/18)	75	74,736
Series A
6.70%, 03/30/67 (Call 03/30/17)[a]	100	84,500
Progress Energy Inc.
7.05%, 03/15/19	400	460,618
Public Service Electric & Gas Co.
2.30%, 09/15/18 (Call 08/15/18)	100	101,380
Southern Co. (The)
2.45%, 09/01/18	100	101,038
2.75%, 06/15/20 (Call 05/15/20)	150	148,913
Southwestern Public Service Co. Series G
8.75%, 12/01/18	150	179,674
Talen Energy Supply LLC
4.63%, 07/15/19 (Call 07/15/16)[b,c]	50	45,740
WEC Energy Group Inc.
2.45%, 06/15/20 (Call 05/15/20)	45	45,196
Wisconsin Electric Power Co.
1.70%, 06/15/18 (Call 05/15/18)	25	25,006

		6,133,051

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
ELECTRICAL COMPONENTS & EQUIPMENT — 0.01%
WireCo WorldGroup Inc.
9.50%, 05/15/17 (Call 11/30/15)	$25	$22,750

		22,750
ELECTRONICS — 0.23%
Corning Inc.
1.50%, 05/08/18	40	39,375
Honeywell International Inc.
5.00%, 02/15/19	75	82,684
5.30%, 03/01/18	300	327,193
Jabil Circuit Inc.
8.25%, 03/15/18	25	27,715
Koninklijke Philips NV
5.75%, 03/11/18	20	21,653
Rexel SA
5.25%, 06/15/20 (Call 06/15/16)[b]	200	208,050
Thermo Fisher Scientific Inc.
1.30%, 02/01/17[c]	300	298,636

		1,005,306
ENGINEERING & CONSTRUCTION — 0.08%
Abengoa Finance SAU
8.88%, 11/01/17[b]	300	153,000
Aguila 3 SA
7.88%, 01/31/18 (Call 11/30/15)[b]	150	153,375
Michael Baker International LLC/CDL Acquisition Co. Inc.
8.25%, 10/15/18 (Call 04/15/16)[b,c]	50	47,000

		353,375
ENTERTAINMENT — 0.11%
Gibson Brands Inc.
8.88%, 08/01/18 (Call 02/01/16)[b]	25	21,937
GLP Capital LP/GLP Financing II Inc.
4.38%, 11/01/18 (Call 08/01/18)[c]	100	103,500
Greektown Holdings LLC/Greektown Mothership Corp.
8.88%, 03/15/19 (Call 03/15/16)[b]	50	50,750

Security	Principal (000s)	Value
International Game Technology PLC
5.63%, 02/15/20 (Call 11/15/19)[b,c]	$200	$202,500
Scientific Games Corp.
8.13%, 09/15/18 (Call 11/30/15)[c]	100	91,000

		469,687
ENVIRONMENTAL CONTROL — 0.04%
Republic Services Inc.
5.50%, 09/15/19	100	111,128
Tervita Corp.
8.00%, 11/15/18 (Call 11/30/15)[b]	50	36,750

		147,878
FOOD — 0.53%
Aramark Services Inc.
5.75%, 03/15/20 (Call 11/30/15)	15	15,656
BI-LO LLC/BI-LO Finance Corp.
9.25%, 02/15/19 (Call 11/30/15)[b,c]	25	25,687
Bumble Bee Holdings Inc.
9.00%, 12/15/17 (Call 11/30/15)[b]	25	25,688
ConAgra Foods Inc.
1.90%, 01/25/18	175	173,518
Diamond Foods Inc.
7.00%, 03/15/19 (Call 03/15/16)[b]	25	26,156
Dole Food Co. Inc.
7.25%, 05/01/19 (Call 11/30/15)[b]	25	25,088
General Mills Inc.
2.20%, 10/21/19	225	224,844
5.70%, 02/15/17	25	26,339
JM Smucker Co. (The)
2.50%, 03/15/20	100	99,923
Kellogg Co.
3.25%, 05/21/18[c]	50	51,650
Kraft Foods Group Inc.
2.25%, 06/05/17[c]	150	151,793
Kraft Heinz Foods Co.
2.80%, 07/02/20 (Call 06/02/20)[b]	250	251,734

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Kroger Co. (The)
2.20%, 01/15/17	$20	$20,229
2.30%, 01/15/19 (Call 12/15/18)	50	50,424
Marfrig Holding Europe BV
8.38%, 05/09/18[d]	200	195,500
Mondelez International Inc.
6.13%, 02/01/18	200	219,167
Smithfield Foods Inc.
5.25%, 08/01/18 (Call 11/30/15)[b]	100	101,500
Tesco PLC
5.50%, 11/15/17[b]	100	105,737
Tyson Foods Inc.
2.65%, 08/15/19 (Call 07/15/19)	100	100,462
U.S. Foods Inc.
8.50%, 06/30/19 (Call 11/30/15)	50	52,000
Unilever Capital Corp.
2.10%, 07/30/20	100	99,692
2.20%, 03/06/19[c]	100	101,560
Wesfarmers Ltd.
2.98%, 05/18/16[b,c]	150	151,453

		2,295,800
FOREST PRODUCTS & PAPER — 0.06%
Georgia-Pacific LLC
2.54%, 11/15/19 (Call 10/15/19)[b]	100	100,341
International Paper Co.
7.95%, 06/15/18[c]	125	142,728
Tembec Industries Inc.
9.00%, 12/15/19 (Call 10/15/16)[b]	25	20,000

		263,069
GAS — 0.09%
Sabine Pass LNG LP
7.50%, 11/30/16[c]	150	154,781
Sempra Energy
2.30%, 04/01/17	25	25,224
2.40%, 03/15/20 (Call 02/15/20)	100	98,898
6.15%, 06/15/18	25	27,542
9.80%, 02/15/19	50	61,277

		367,722

Security	Principal (000s)	Value
HEALTH CARE – PRODUCTS — 0.39%
Alere Inc.
7.25%, 07/01/18 (Call 12/15/15)	$50	$52,125
Baxter International Inc.
1.85%, 01/15/17	25	25,152
1.85%, 06/15/18	100	99,896
Becton Dickinson and Co.
1.80%, 12/15/17[c]	350	351,464
Boston Scientific Corp.
2.65%, 10/01/18	50	50,575
CR Bard Inc.
1.38%, 01/15/18	50	49,499
DJO Finance LLC/DJO Finance Corp.
10.75%, 04/15/20 (Call 11/16/15)[b]	50	49,625
Edwards Lifesciences Corp.
2.88%, 10/15/18	50	50,802
Kinetic Concepts Inc./KCI USA Inc.
10.50%, 11/01/18 (Call 11/30/15)	50	52,795
12.50%, 11/01/19 (Call 11/30/15)	100	106,125
Life Technologies Corp.
6.00%, 03/01/20	50	56,445
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
4.88%, 04/15/20 (Call 04/15/17)[b]	50	47,937
Medtronic Inc.
0.88%, 02/27/17[c]	50	49,808
1.50%, 03/15/18	300	300,763
2.50%, 03/15/20	100	101,501
St. Jude Medical Inc.
2.80%, 09/15/20 (Call 08/15/20)	50	49,913
Universal Hospital Services Inc.
7.63%, 08/15/20 (Call 11/30/15)	50	47,688
Zimmer Biomet Holdings Inc.
2.00%, 04/01/18	35	34,950
2.70%, 04/01/20 (Call 03/01/20)	100	99,841

		1,676,904
HEALTH CARE – SERVICES — 0.52%
Aetna Inc.
1.50%, 11/15/17 (Call 10/15/17)	250	249,309

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Anthem Inc.
2.25%, 08/15/19	$100	$99,035
2.30%, 07/15/18	50	50,274
Centene Corp.
5.75%, 06/01/17	50	52,125
CHS/Community Health Systems Inc.
5.13%, 08/15/18 (Call 11/30/15)	50	50,938
7.13%, 07/15/20 (Call 07/15/16)	100	102,500
8.00%, 11/15/19 (Call 11/30/15)[c]	50	52,000
Fresenius Medical Care U.S. Finance II Inc.
4.13%, 10/15/20 (Call 07/17/20)[b]	50	51,062
6.50%, 09/15/18[b,c]	50	54,875
HCA Inc.
3.75%, 03/15/19	100	101,750
4.25%, 10/15/19	50	51,497
6.50%, 02/15/20[c]	100	111,875
Humana Inc.
6.30%, 08/01/18[c]	25	27,712
Quest Diagnostics Inc.
2.50%, 03/30/20 (Call 02/29/20)	100	99,097
Roche Holdings Inc.
2.25%, 09/30/19 (Call 08/30/19)[b]	200	202,436
Tenet Healthcare Corp.
5.00%, 03/01/19[c]	50	48,875
5.50%, 03/01/19	200	197,000
6.00%, 10/01/20	100	108,000
UnitedHealth Group Inc.
1.40%, 10/15/17	50	50,059
1.88%, 11/15/16[c]	200	201,620
2.70%, 07/15/20	250	255,350
6.00%, 02/15/18	25	27,408

		2,244,797
HOLDING COMPANIES – DIVERSIFIED — 0.33%
Alphabet Holding Co. Inc.
7.75% (8.50%, PIK), 11/01/17 (Call 11/30/15)[e]	25	24,563
Ares Capital Corp.
3.88%, 01/15/20 (Call 12/15/19)	100	102,320

Security	Principal (000s)	Value
HRG Group Inc.
7.88%, 07/15/19 (Call 01/15/16)	$50	$53,063
Huarong Finance II Co. Ltd.
4.50%, 01/16/20[d]	400	415,632
Hutchison Whampoa International 11 Ltd.
3.50%, 01/13/17[b]	200	204,601
Hutchison Whampoa International 12 Ltd.
6.00%, 05/29/49 (Call 05/07/17)[a,b]	200	209,000
MUFG Americas Holdings Corp.
2.25%, 02/10/20 (Call 01/10/20)	200	197,835
WaveDivision Escrow LLC/WaveDivision Escrow Corp.
8.13%, 09/01/20 (Call 09/01/16)[b]	10	9,725
Wharf Finance Ltd.
3.50%, 01/23/19[d]	200	205,186

		1,421,925
HOME BUILDERS — 0.11%
Beazer Homes USA Inc.
5.75%, 06/15/19 (Call 03/15/19)[c]	50	48,125
CalAtlantic Group Inc.
8.38%, 05/15/18	50	57,500
DR Horton Inc.
3.75%, 03/01/19 (Call 12/01/18)[c]	100	102,750
4.00%, 02/15/20[c]	25	25,750
K. Hovnanian Enterprises Inc.
7.25%, 10/15/20 (Call 11/30/15)[b]	50	47,000
KB Home
4.75%, 05/15/19 (Call 02/15/19)	100	98,339
Lennar Corp.
4.50%, 06/15/19 (Call 04/16/19)	50	51,875
4.50%, 11/15/19 (Call 08/15/19)	25	25,875

		457,214
HOUSEHOLD PRODUCTS & WARES — 0.18%
ACCO Brands Corp.
6.75%, 04/30/20 (Call 04/30/17)	50	53,250

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Church & Dwight Co. Inc.
2.45%, 12/15/19 (Call 11/15/19)	$50	$49,925
Jarden Corp.
7.50%, 05/01/17	100	107,750
Kimberly-Clark Corp.
2.15%, 08/15/20	85	84,928
6.13%, 08/01/17[c]	100	108,395
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.75%, 10/15/20 (Call 11/30/15)	150	156,000
7.88%, 08/15/19 (Call 11/30/15)	200	207,250

		767,498
HOUSEWARES — 0.02%
Newell Rubbermaid Inc.
2.15%, 10/15/18	75	75,042

		75,042
INSURANCE — 0.84%
ACE INA Holdings Inc.
5.70%, 02/15/17	250	264,147
Aflac Inc.
2.40%, 03/16/20	100	100,461
2.65%, 02/15/17[c]	50	50,932
American International Group Inc.
2.30%, 07/16/19 (Call 06/16/19)	225	225,246
Berkshire Hathaway Finance Corp.
1.60%, 05/15/17	40	40,373
Berkshire Hathaway Inc.
1.55%, 02/09/18	75	75,434
1.90%, 01/31/17	450	455,070
CNA Financial Corp.
5.88%, 08/15/20	50	56,274
Genworth Holdings Inc.
6.15%, 11/15/66 (Call 11/15/16)[a]	25	11,125
6.52%, 05/22/18	50	51,437
Hartford Financial Services Group Inc. (The)
5.38%, 03/15/17	50	52,629
5.50%, 03/30/20	100	111,715
Hub Holdings LLC/Hub Holdings Finance Inc.
8.13% (8.88%, PIK), 07/15/19 (Call 11/30/15)[b,e]	50	48,625

Security	Principal (000s)	Value
Marsh & McLennan Companies Inc.
2.35%, 09/10/19 (Call 08/10/19)	$100	$100,294
MetLife Inc.
1.76%, 12/15/17	200	200,836
Metropolitan Life Global Funding I
1.30%, 04/10/17[b]	450	451,485
New York Life Global Funding
1.55%, 11/02/18[b]	150	149,664
2.15%, 06/18/19[b]	150	150,677
Pricoa Global Funding I
1.90%, 09/21/18[b]	150	150,679
Principal Financial Group Inc.
1.85%, 11/15/17	100	100,422
Prudential Financial Inc. Series D
6.00%, 12/01/17	250	271,971
Radian Group Inc.
5.25%, 06/15/20	50	49,937
Reliance Standard Life Global Funding II
2.38%, 05/04/20[b]	100	99,020
Travelers Companies Inc. (The)
5.80%, 05/15/18	50	55,085
Voya Financial Inc.
2.90%, 02/15/18	100	101,911
WR Berkley Corp.
7.38%, 09/15/19	100	117,404
XLIT Ltd.
2.30%, 12/15/18	25	25,120
6.50%, 10/29/49 (Call 04/15/17)[a]	50	39,875

		3,607,848
INTERNET — 0.25%
Amazon.com Inc.
1.20%, 11/29/17	50	49,991
Baidu Inc.
3.00%, 06/30/20	200	199,242
eBay Inc.
1.35%, 07/15/17[c]	125	124,187
2.20%, 08/01/19 (Call 07/01/19)[c]	175	172,892
IAC/InterActiveCorp
4.88%, 11/30/18 (Call 11/30/15)	50	51,375
Tencent Holdings Ltd.
3.38%, 05/02/19[d]	400	408,553

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Zayo Group LLC/Zayo Capital Inc.
10.13%, 07/01/20 (Call 07/01/16)	$50	$54,500

		1,060,740
IRON & STEEL — 0.32%
AK Steel Corp.
7.63%, 05/15/20 (Call 11/30/15)	50	26,000
ArcelorMittal
5.13%, 06/01/20[c]	25	24,024
6.13%, 06/01/18[c]	250	250,625
BlueScope Steel Finance Ltd/BlueScope Steel Finance USA LLC
7.13%, 05/01/18 (Call 11/30/15)[b]	50	49,250
CITIC Ltd.
8.63%, 05/29/49 (Call 11/22/18)[a,d]	200	226,826
Cliffs Natural Resources Inc.
8.25%, 03/31/20 (Call 03/31/18)[b,c]	75	67,125
Commercial Metals Co.
7.35%, 08/15/18	50	53,687
CSN Islands XI Corp.
6.88%, 09/21/19[d]	100	59,500
Essar Steel Algoma Inc.
9.50%, 11/15/19 (Call 11/15/16)[b]	25	5,500
Evraz Group SA
9.50%, 04/24/18[d]	100	106,327
Evraz Inc. N.A. Canada
7.50%, 11/15/19 (Call 05/15/17)[b]	25	23,813
Joseph T Ryerson & Son Inc.
9.00%, 10/15/17 (Call 11/30/15)	50	43,625
Metalloinvest Finance Ltd.
5.63%, 04/17/20[d]	200	190,500
Steel Dynamics Inc.
6.13%, 08/15/19 (Call 08/15/16)	50	51,750
U.S. Steel Corp.
7.00%, 02/01/18	100	87,500
Vale Overseas Ltd.
6.25%, 01/23/17	125	127,812

		1,393,864

Security	Principal (000s)	Value
LEISURE TIME — 0.02%
NCL Corp. Ltd.
5.00%, 02/15/18 (Call 11/30/15)	$100	$101,500

		101,500
LODGING — 0.08%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties
8.00%, 10/01/20 (Call 10/01/16)	50	49,625
Marriott International Inc./MD
2.88%, 03/01/21 (Call 02/01/21)	80	80,220
MGM Resorts International
6.75%, 10/01/20	50	53,250
7.63%, 01/15/17[c]	25	26,592
8.63%, 02/01/19	100	113,000
Wyndham Worldwide Corp.
2.50%, 03/01/18 (Call 02/01/18)	25	24,977

		347,664
MACHINERY — 0.38%
BlueLine Rental Finance Corp.
7.00%, 02/01/19 (Call 02/01/16)[b]	50	50,438
Caterpillar Financial Services Corp.
2.10%, 06/09/19	150	150,527
7.15%, 02/15/19	200	232,007
CNH Industrial Capital LLC
3.38%, 07/15/19[c]	100	98,375
3.63%, 04/15/18[c]	100	100,250
3.88%, 07/16/18[b]	100	100,250
John Deere Capital Corp.
1.30%, 03/12/18	100	99,697
1.95%, 12/13/18	175	176,107
2.05%, 03/10/20[c]	100	99,345
2.38%, 07/14/20	55	55,260
5.75%, 09/10/18	25	27,797
Series 0014
2.45%, 09/11/20	100	100,509
Roper Technologies Inc.
2.05%, 10/01/18	300	297,555
SPL Logistics Escrow LLC/SPL Logistics Finance Corp.
8.88%, 08/01/20 (Call 08/01/16)[b]	50	53,000

		1,641,117

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
MANUFACTURING — 0.31%
3M Co.
1.00%, 06/26/17	$100	$100,265
2.00%, 08/07/20[c]	100	100,917
Airgas Inc.
3.05%, 08/01/20 (Call 07/01/20)	70	70,704
Bombardier Inc.
4.75%, 04/15/19[b]	50	43,250
5.50%, 09/15/18[b,c]	55	51,562
7.75%, 03/15/20[b]	25	21,812
Eaton Corp.
1.50%, 11/02/17	75	75,017
General Electric Co.
5.25%, 12/06/17	325	350,848
Illinois Tool Works Inc.
0.90%, 02/25/17[c]	50	49,845
Pentair Finance SA
3.63%, 09/15/20 (Call 08/15/20)	100	100,597
Siemens Financieringsmaatschappij NV
1.45%, 05/25/18[b]	250	249,451
SPX FLOW Inc.
6.88%, 09/01/17[c]	50	53,000
Tyco Electronics Group SA
2.38%, 12/17/18 (Call 11/17/18)	60	60,466

		1,327,734
MEDIA — 1.02%
21st Century Fox America Inc.
6.90%, 03/01/19	200	229,223
Cablevision Systems Corp.
7.75%, 04/15/18	75	78,750
8.00%, 04/15/20	50	48,750
CBS Corp.
1.95%, 07/01/17	100	100,509
CCO Holdings LLC/CCO Holdings Capital Corp.
7.00%, 01/15/19 (Call 11/30/15)	43	44,183
CCO Safari II LLC
3.58%, 07/23/20 (Call 06/23/20)[b]	285	286,338
Cequel Communications Holdings I LLC/Cequel Capital Corp.
6.38%, 09/15/20 (Call 11/30/15)[b]	100	100,125

Security	Principal (000s)	Value
Clear Channel Worldwide Holdings Inc.
Series B
7.63%, 03/15/20 (Call 11/30/15)	$50	$51,875
Comcast Corp.
5.70%, 05/15/18[c]	450	496,427
5.70%, 07/01/19	50	56,473
6.30%, 11/15/17	50	54,867
Cox Communications Inc.
9.38%, 01/15/19[b]	50	59,107
Cumulus Media Holdings Inc.
7.75%, 05/01/19 (Call 11/30/15)[c]	25	16,625
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
2.40%, 03/15/17	50	50,651
5.20%, 03/15/20	100	109,514
5.88%, 10/01/19	100	111,848
Discovery Communications LLC
5.05%, 06/01/20	100	108,411
DISH DBS Corp.
4.25%, 04/01/18	100	99,875
7.88%, 09/01/19	100	109,729
Graham Holdings Co.
7.25%, 02/01/19	50	53,760
Gray Television Inc.
7.50%, 10/01/20 (Call 11/30/15)	50	52,185
Historic TW Inc.
6.88%, 06/15/18	25	28,138
iHeartCommunications Inc.
9.00%, 12/15/19 (Call 11/30/15)	100	84,625
10.00%, 01/15/18 (Call 07/15/16)	50	26,500
Nielsen Finance LLC/Nielsen Finance Co.
4.50%, 10/01/20 (Call 10/01/16)	100	102,845
Numericable-SFR SAS
4.88%, 05/15/19 (Call 05/15/16)[b]	200	201,000
Sirius XM Radio Inc.
4.25%, 05/15/20 (Call 05/15/16)[b]	50	50,625
Starz LLC/Starz Finance Corp.
5.00%, 09/15/19 (Call 11/30/15)	25	25,566

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
TEGNA Inc.
5.13%, 10/15/19 (Call 10/15/16)	$25	$26,063
Thomson Reuters Corp.
1.65%, 09/29/17	350	349,421
Time Warner Cable Inc.
5.00%, 02/01/20	100	106,610
5.85%, 05/01/17	50	52,801
8.25%, 04/01/19	100	116,506
8.75%, 02/14/19	50	58,726
Time Warner Inc.
2.10%, 06/01/19	300	298,782
Viacom Inc.
2.50%, 09/01/18	50	50,148
2.75%, 12/15/19 (Call 11/15/19)	25	24,885
Walt Disney Co. (The)
1.10%, 12/01/17	75	74,941
1.13%, 02/15/17	100	100,354
2.15%, 09/17/20	250	251,520
WideOpenWest Finance LLC/WideOpenWest Capital Corp.
10.25%, 07/15/19 (Call 11/30/15)	50	49,938

		4,399,219
METAL FABRICATE & HARDWARE — 0.08%
JMC Steel Group Inc.
8.25%, 03/15/18 (Call 11/30/15)[b]	50	34,000
Precision Castparts Corp.
2.25%, 06/15/20 (Call 05/15/20)	100	100,351
TMK OAO Via TMK Capital SA
6.75%, 04/03/20[d]	200	186,740
Wise Metals Group LLC/Wise Alloys Finance Corp.
8.75%, 12/15/18 (Call 06/15/16)[b]	40	37,800

		358,891
MINING — 0.49%
Alcoa Inc.
5.72%, 02/23/19[c]	100	107,000
6.15%, 08/15/20[c]	50	52,750
Aleris International Inc.
7.63%, 02/15/18 (Call 11/30/15)[c]	42	39,270
Anglo American Capital PLC
3.63%, 05/14/20[b,c]	200	174,996

Security	Principal (000s)	Value
Barminco Finance Pty Ltd.
9.00%, 06/01/18[b,c]	$25	$19,500
Barrick Gold Corp.
6.95%, 04/01/19	150	167,197
BHP Billiton Finance USA Ltd.
1.63%, 02/24/17	250	250,766
6.50%, 04/01/19	75	85,111
First Quantum Minerals Ltd.
6.75%, 02/15/20 (Call 02/15/17)[b,c]	50	38,063
FMG Resources August 2006 Pty Ltd.
8.25%, 11/01/19 (Call 11/30/15)[b,c]	75	63,750
Freeport-McMoRan Inc.
2.38%, 03/15/18	50	46,000
Glencore Finance Canada Ltd.
2.70%, 10/25/17[b]	250	232,750
New Gold Inc.
7.00%, 04/15/20 (Call 04/15/16)[b]	50	46,625
Novelis Inc.
8.38%, 12/15/17 (Call 11/30/15)	50	50,375
Rio Tinto Finance USA PLC
1.63%, 08/21/17 (Call 07/21/17)	425	423,018
2.25%, 12/14/18 (Call 11/14/18)	100	99,281
Teck Resources Ltd.
2.50%, 02/01/18[c]	25	21,375
3.00%, 03/01/19[c]	25	19,063
Thompson Creek Metals Co. Inc.
7.38%, 06/01/18 (Call 11/30/15)	25	10,500
Vedanta Resources PLC
6.00%, 01/31/19[d]	200	160,073

		2,107,463
OFFICE & BUSINESS EQUIPMENT — 0.10%
Pitney Bowes Inc.
5.75%, 09/15/17	200	212,991
Xerox Corp.
2.75%, 03/15/19	50	48,555
2.95%, 03/15/17	20	20,245
3.50%, 08/20/20[c]	100	97,753
5.63%, 12/15/19	50	53,610

		433,154

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
OIL & GAS — 2.59%
American Energy-Permian Basin LLC/AEPB Finance Corp.
8.00%, 06/15/20 (Call 06/15/17)[b]	$25	$21,313
Anadarko Petroleum Corp.
6.38%, 09/15/17	75	80,583
8.70%, 03/15/19	50	58,865
BP Capital Markets PLC
1.38%, 11/06/17[c]	350	349,561
1.38%, 05/10/18[c]	25	24,806
1.85%, 05/05/17[c]	75	75,624
2.24%, 05/10/19[c]	200	201,141
2.32%, 02/13/20	250	249,963
California Resources Corp.
5.00%, 01/15/20 (Call 12/15/19)	50	36,375
Canadian Natural Resources Ltd.
1.75%, 01/15/18	250	244,995
5.70%, 05/15/17	20	21,010
Canbriam Energy Inc.
9.75%, 11/15/19 (Call 05/15/17)[b]	50	49,625
Carrizo Oil & Gas Inc.
7.50%, 09/15/20 (Call 09/15/16)	50	49,875
Chesapeake Energy Corp.
7.25%, 12/15/18[c]	100	80,500
Chevron Corp.
1.37%, 03/02/18[c]	125	125,070
1.72%, 06/24/18 (Call 05/24/18)	100	100,822
1.96%, 03/03/20 (Call 02/03/20)	100	99,350
2.19%, 11/15/19 (Call 10/15/19)[c]	250	252,129
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP
1.70%, 05/01/18[b]	100	99,597
Citgo Holding Inc.
10.75%, 02/15/20[d]	100	100,500
Clayton Williams Energy Inc.
7.75%, 04/01/19 (Call 11/30/15)	50	46,000
CNOOC Finance 2013 Ltd.
1.75%, 05/09/18	200	197,860
CNPC General Capital Ltd.
1.95%, 04/16/18[d]	200	198,259

Security	Principal (000s)	Value
Comstock Resources Inc.
10.00%, 03/15/20 (Call 03/15/16)[b]	$35	$22,837
ConocoPhillips
5.75%, 02/01/19	50	55,923
ConocoPhillips Co.
1.05%, 12/15/17 (Call 11/15/17)	250	248,236
Devon Energy Corp.
2.25%, 12/15/18 (Call 11/15/18)	150	149,144
Diamond Offshore Drilling Inc.
5.88%, 05/01/19[c]	100	100,000
Ecopetrol SA
7.63%, 07/23/19[c]	200	225,000
Energy XXI Gulf Coast Inc.
7.75%, 06/15/19 (Call 11/30/15)	25	5,125
9.25%, 12/15/17 (Call 11/30/15)	50	16,275
11.00%, 03/15/20 (Call 09/15/17)[b]	50	26,937
EOG Resources Inc.
2.45%, 04/01/20 (Call 03/01/20)	100	100,335
EP Energy LLC/Everest Acquisition Finance Inc.
9.38%, 05/01/20 (Call 05/01/16)	100	87,000
EQT Corp.
8.13%, 06/01/19	50	57,507
EV Energy Partners LP/EV Energy Finance Corp.
8.00%, 04/15/19 (Call 11/30/15)	100	69,500
Exxon Mobil Corp.
0.92%, 03/15/17	100	100,112
1.91%, 03/06/20 (Call 02/06/20)	250	250,445
Gazprom OAO Via Gaz Capital SA
6.21%, 11/22/16[d]	100	103,470
9.25%, 04/23/19[d]	200	224,750
Halcon Resources Corp.
8.63%, 02/01/20 (Call 02/01/17)[b,c]	50	43,125
Hess Corp.
1.30%, 06/15/17	50	49,532
8.13%, 02/15/19	50	58,019
KazMunaiGaz Finance Sub BV
9.13%, 07/02/18[d]	100	110,278
KazMunayGas National Co. JSC
7.00%, 05/05/20[d]	100	103,959

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Korea National Oil Corp.
2.75%, 01/23/19[d]	$200	$202,972
Linn Energy LLC/Linn Energy Finance Corp.
6.25%, 11/01/19 (Call 11/30/15)	75	17,625
6.50%, 05/15/19 (Call 11/30/15)	100	26,000
8.63%, 04/15/20 (Call 11/30/15)	50	13,000
LUKOIL International Finance BV
3.42%, 04/24/18[d]	200	194,932
7.25%, 11/05/19[d]	100	108,020
Marathon Oil Corp.
5.90%, 03/15/18	150	160,629
6.00%, 10/01/17	50	53,217
Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC
10.00%, 06/01/20 (Call 06/01/17)[b,c]	25	17,313
Nabors Industries Inc.
6.15%, 02/15/18	25	25,500
Northern Oil and Gas Inc.
8.00%, 06/01/20 (Call 06/01/16)	25	20,675
Oasis Petroleum Inc.
7.25%, 02/01/19 (Call 11/30/15)	25	23,875
Occidental Petroleum Corp.
1.75%, 02/15/17[c]	70	70,456
Ocean Rig UDW Inc.
7.25%, 04/01/19 (Call 04/01/17)[b]	150	69,750
Offshore Group Investment Ltd.
7.50%, 11/01/19 (Call 11/30/15)	50	14,688
Petrobras Global Finance BV
2.46%, 01/15/19[a]	75	60,352
3.00%, 01/15/19[c]	150	124,312
3.21%, 03/17/20[a]	50	38,250
3.25%, 03/17/17	100	95,300
3.50%, 02/06/17	40	38,660
4.88%, 03/17/20	50	40,875
5.75%, 01/20/20	75	64,009
5.88%, 03/01/18	50	47,235
6.13%, 10/06/16	75	75,637
7.88%, 03/15/19[c]	100	94,750
8.38%, 12/10/18	100	99,926
Petroleos de Venezuela SA
5.13%, 10/28/16	200	150,200

Security	Principal (000s)	Value
5.25%, 04/12/17[d]	$150	$84,375
8.50%, 11/02/17[d]	50	30,370
Petroleos Mexicanos
3.50%, 07/18/18	150	152,062
5.75%, 03/01/18[c]	25	26,594
8.00%, 05/03/19	200	229,250
Petronas Capital Ltd.
5.25%, 08/12/19[b]	100	109,082
Petronas Global Sukuk Ltd.
2.71%, 03/18/20[d]	200	198,733
PetroQuest Energy Inc.
10.00%, 09/01/17 (Call 11/30/15)	50	43,500
Phillips 66
2.95%, 05/01/17	270	275,833
Pioneer Natural Resources Co.
7.50%, 01/15/20	50	56,982
Pride International Inc.
8.50%, 06/15/19	50	49,750
SandRidge Energy Inc.
8.75%, 06/01/20 (Call 06/01/17)[b]	25	15,281
Seven Generations Energy Ltd.
8.25%, 05/15/20 (Call 05/15/16)[b]	50	48,500
Seventy Seven Operating LLC
6.63%, 11/15/19 (Call 11/30/15)	25	14,813
Shell International Finance BV
1.13%, 08/21/17[c]	75	74,915
2.00%, 11/15/18	525	530,572
Sinopec Group Overseas Development 2014 Ltd.
1.75%, 04/10/17[d]	200	199,949
Sinopec Group Overseas Development 2015 Ltd.
2.50%, 04/28/20[d]	200	197,371
Southwestern Energy Co.
4.05%, 01/23/20 (Call 12/23/19)	100	95,978
Statoil ASA
1.80%, 11/23/16	200	201,709
2.25%, 11/08/19	200	200,626
3.13%, 08/17/17	82	84,662
Suncor Energy Inc.
6.10%, 06/01/18	125	136,876

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Sunoco LP/Sunoco Finance Corp.
5.50%, 08/01/20 (Call 08/01/17)[b]	$50	$51,250
Talisman Energy Inc.
7.75%, 06/01/19	50	55,108
Total Capital International SA
1.55%, 06/28/17	250	251,685
2.10%, 06/19/19[c]	200	201,268
Transocean Inc.
5.55%, 12/15/16	70	69,628
6.00%, 03/15/18[c]	175	164,150
Ultra Petroleum Corp.
5.75%, 12/15/18 (Call 12/15/15)[b]	50	33,500
Valero Energy Corp.
6.13%, 02/01/20	50	56,362
9.38%, 03/15/19	50	60,653
Vanguard Natural Resources LLC/VNR Finance Corp.
7.88%, 04/01/20 (Call 04/01/16)	25	14,969
W&T Offshore Inc.
8.50%, 06/15/19 (Call 11/30/15)	25	11,250
Whiting Canadian Holding Co. ULC
8.13%, 12/01/19 (Call 12/01/15)	50	50,375
Whiting Petroleum Corp.
5.00%, 03/15/19 (Call 12/15/18)	50	47,500
WPX Energy Inc.
7.50%, 08/01/20 (Call 07/01/20)[c]	50	46,750
YPF SA
8.88%, 12/19/18[d]	50	51,625

		11,143,346
OIL & GAS SERVICES — 0.11%
Basic Energy Services Inc.
7.75%, 02/15/19 (Call 11/30/15)	100	40,250
Cameron International Corp.
1.15%, 12/15/16	50	49,757
6.38%, 07/15/18	50	55,049
Halliburton Co.
2.00%, 08/01/18 (Call 07/01/18)	100	100,154
PHI Inc.
5.25%, 03/15/19 (Call 03/15/16)	25	22,125
Weatherford International LLC
6.35%, 06/15/17	125	122,500

Security	Principal (000s)	Value
Weatherford International Ltd./Bermuda
5.13%, 09/15/20	$25	$21,250
9.63%, 03/01/19	50	52,000

		463,085
PACKAGING & CONTAINERS — 0.08%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
6.25%, 01/31/19 (Call 01/31/16)[b]	200	202,250
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer Inc.
6.00%, 06/15/17 (Call 06/15/16)[b,c]	100	100,500
PaperWorks Industries Inc.
9.50%, 08/15/19 (Call 08/15/16)[b]	30	29,850

		332,600
PHARMACEUTICALS — 1.12%
Abbott Laboratories
2.00%, 03/15/20[c]	90	89,557
AbbVie Inc.
1.75%, 11/06/17	75	75,165
2.00%, 11/06/18[c]	150	149,823
2.50%, 05/14/20 (Call 04/14/20)	270	266,477
Actavis Funding SCS
3.00%, 03/12/20 (Call 02/12/20)	315	316,027
Actavis Inc.
1.88%, 10/01/17	275	274,415
AstraZeneca PLC
5.90%, 09/15/17[c]	600	651,011
Baxalta Inc.
2.88%, 06/23/20 (Call 05/23/20)[b]	65	64,877
Bayer U.S. Finance LLC
2.38%, 10/08/19[b]	200	201,981
Cardinal Health Inc.
1.70%, 03/15/18	25	24,948
1.95%, 06/15/18	35	35,053
Eli Lilly & Co.
1.95%, 03/15/19	25	25,189

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
EMD Finance LLC
2.40%, 03/19/20 (Call 02/19/20)[b]	$100	$99,215
Express Scripts Holding Co.
2.25%, 06/15/19	200	199,526
2.65%, 02/15/17[c]	25	25,353
Forest Laboratories LLC
4.38%, 02/01/19 (Call 11/03/18)[b]	50	52,603
GlaxoSmithKline Capital PLC
1.50%, 05/08/17	200	201,328
JLL/Delta Dutch Pledgeco BV
8.75% (9.50%, PIK), 05/01/20 (Call 05/01/16)[b,e]	50	51,062
Johnson & Johnson
1.13%, 11/21/17	100	100,237
1.65%, 12/05/18	150	151,311
McKesson Corp.
1.29%, 03/10/17	50	49,835
1.40%, 03/15/18[c]	200	197,413
Mead Johnson Nutrition Co.
3.00%, 11/15/20	30	30,181
4.90%, 11/01/19	50	53,911
Merck & Co. Inc.
1.30%, 05/18/18	175	174,823
1.85%, 02/10/20	100	99,761
NBTY Inc.
9.00%, 10/01/18 (Call 11/30/15)	100	102,375
Novartis Securities Investment Ltd.
5.13%, 02/10/19	200	221,265
Pfizer Inc.
0.90%, 01/15/17[c]	400	399,815
2.10%, 05/15/19[c]	50	50,224
6.20%, 03/15/19	100	113,564
Valeant Pharmaceuticals International Inc.
5.38%, 03/15/20 (Call 03/15/17)[b]	100	87,000
6.38%, 10/15/20 (Call 10/15/16)[b]	100	89,500
6.75%, 08/15/18 (Call 11/30/15)[b]	100	96,510

		4,821,335

Security	Principal (000s)	Value
PIPELINES — 0.62%
Buckeye Partners LP
2.65%, 11/15/18 (Call 10/15/18)	$25	$24,224
Columbia Pipeline Group Inc.
2.45%, 06/01/18[b]	200	200,045
DCP Midstream LLC
5.35%, 03/15/20[b]	50	46,518
DCP Midstream Operating LP
2.70%, 04/01/19 (Call 03/01/19)	150	137,767
Enable Midstream Partners LP
2.40%, 05/15/19 (Call 04/15/19)[b]	100	93,923
Enbridge Energy Partners LP
4.38%, 10/15/20 (Call 09/15/20)	100	101,342
5.20%, 03/15/20	50	52,142
Energy Transfer Partners LP
6.70%, 07/01/18	100	108,364
9.70%, 03/15/19	100	118,264
Enterprise Products Operating LLC
2.55%, 10/15/19 (Call 09/15/19)	100	99,187
6.50%, 01/31/19	100	111,838
Series L
6.30%, 09/15/17	25	27,091
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	200	210,719
Kinder Morgan Finance Co. LLC
6.00%, 01/15/18[b]	50	52,650
Kinder Morgan Inc./DE
3.05%, 12/01/19 (Call 11/01/19)	200	194,237
Kindred Healthcare Inc.
8.00%, 01/15/20	50	51,750
NGPL PipeCo LLC
7.12%, 12/15/17[b,c]	25	23,125
9.63%, 06/01/19 (Call 11/30/15)[b,c]	50	46,875
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp.
6.50%, 04/01/19 (Call 10/01/16)	50	44,500
NuStar Logistics LP
4.80%, 09/01/20	50	48,500
ONEOK Partners LP
2.00%, 10/01/17 (Call 09/01/17)	25	24,589

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
3.20%, 09/15/18 (Call 08/15/18)	$25	$24,972
8.63%, 03/01/19	50	57,451
Phillips 66 Partners LP
2.65%, 02/15/20 (Call 01/15/20)	100	97,135
Plains All American Pipeline LP/PAA Finance Corp.
6.13%, 01/15/17	100	104,471
Rockies Express Pipeline LLC
6.85%, 07/15/18[b,c]	50	51,746
Southern Natural Gas Co. LLC
5.90%, 04/01/17[b]	50	51,968
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.00%, 01/15/18 (Call 10/15/17)[b]	50	49,250
Tesoro Logistics LP/Tesoro Logistics Finance Corp.
5.50%, 10/15/19 (Call 09/15/19)[b,c]	50	51,750
TransCanada PipeLines Ltd.
1.88%, 01/12/18	100	100,073
Western Gas Partners LP
2.60%, 08/15/18 (Call 07/15/18)	25	24,740
Williams Partners LP
5.25%, 03/15/20	150	155,809
Williams Partners LP/Williams Partners Finance Corp.
7.25%, 02/01/17	75	79,126

		2,666,141
REAL ESTATE — 0.42%
Agile Property Holdings Ltd.
8.38%, 02/18/19 (Call 02/18/17)[d]	200	207,059
China Resources Land Ltd.
4.38%, 02/27/19[d]	200	208,543
Country Garden Holdings Co. Ltd.
7.50%, 03/09/20 (Call 03/09/18)[d]	200	212,052
Evergrande Real Estate Group Ltd.
8.75%, 10/30/18 (Call 10/30/16)[d]	200	202,260

Security	Principal (000s)	Value
Realogy Group LLC/Realogy Co-Issuer Corp.
4.50%, 04/15/19[b]	$50	$51,500
Regency Centers LP
5.88%, 06/15/17	100	106,503
Scentre Group Trust 1/Scentre Group Trust 2
2.38%, 11/05/19 (Call 10/05/19)[b,c]	100	98,936
Shui On Development Holding Ltd.
8.70%, 05/19/18[d]	300	312,824
Sun Hung Kai Properties Capital Market Ltd.
3.38%, 02/25/24 (Call 02/25/19)[a,d]	200	202,832
Trillion Chance Ltd.
8.50%, 01/10/19 (Call 01/10/17)[d]	200	204,501

		1,807,010
REAL ESTATE INVESTMENT TRUSTS — 0.49%
American Tower Corp.
3.40%, 02/15/19	150	152,955
ARC Properties Operating Partnership LP
2.00%, 02/06/17	50	49,285
BioMed Realty LP
2.63%, 05/01/19 (Call 04/01/19)	50	47,983
Boston Properties LP
3.70%, 11/15/18 (Call 08/17/18)	50	52,174
Digital Delta Holdings LLC
3.40%, 10/01/20 (Call 09/01/20)[b,c]	250	249,798
ERP Operating LP
2.38%, 07/01/19 (Call 06/01/19)	100	100,468
HCP Inc.
2.63%, 02/01/20 (Call 11/01/19)	100	99,031
3.75%, 02/01/19 (Call 11/01/18)	50	51,960
6.00%, 01/30/17	50	52,584
Iron Mountain Inc.
6.00%, 10/01/20 (Call 10/01/17)[b]	100	106,000
iStar Inc.
4.00%, 11/01/17 (Call 08/01/17)	50	48,875
5.00%, 07/01/19 (Call 07/01/16)	50	48,937

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Kimco Realty Corp.
5.70%, 05/01/17	$50	$52,959
Mack-Cali Realty LP
7.75%, 08/15/19	150	172,321
Prologis LP
2.75%, 02/15/19 (Call 01/15/19)	100	101,326
Realty Income Corp.
2.00%, 01/31/18 (Call 12/31/17)	100	100,442
Select Income REIT
2.85%, 02/01/18 (Call 01/01/18)	100	100,228
Simon Property Group LP
2.15%, 09/15/17 (Call 06/15/17)	150	151,827
2.20%, 02/01/19 (Call 11/01/18)	150	151,008
Ventas Realty LP/Ventas Capital Corp.
2.00%, 02/15/18 (Call 01/15/18)	50	50,064
Vereit Operating Partnership LP
3.00%, 02/06/19 (Call 01/06/19)	50	48,437
Welltower Inc.
4.13%, 04/01/19 (Call 01/01/19)	100	105,268

		2,093,930
RETAIL — 0.61%
AmeriGas Finance LLC/AmeriGas Finance Corp.
6.75%, 05/20/20 (Call 05/20/16)	50	51,812
AutoNation Inc.
3.35%, 01/15/21 (Call 12/15/20)	45	45,385
AutoZone Inc.
1.30%, 01/13/17	125	124,972
Claire’s Stores Inc.
9.00%, 03/15/19 (Call 11/30/15)[b]	50	40,875
Costco Wholesale Corp.
1.13%, 12/15/17	25	24,941
1.70%, 12/15/19	350	347,396
CVS Health Corp.
2.25%, 12/05/18 (Call 11/05/18)[c]	100	101,194
2.80%, 07/20/20 (Call 06/20/20)[c]	250	254,049
5.75%, 06/01/17	9	9,613
Darden Restaurants Inc.
6.45%, 10/15/17	50	54,157

Security	Principal (000s)	Value
Dollar Tree Inc.
5.25%, 03/01/20 (Call 03/01/17)[b]	$50	$52,125
Guitar Center Inc.
6.50%, 04/15/19 (Call 04/15/16)[b,c]	25	23,406
Home Depot Inc. (The)
2.25%, 09/10/18 (Call 08/10/18)[c]	50	51,235
JC Penney Corp. Inc.
8.13%, 10/01/19	100	99,500
Jo-Ann Stores LLC
8.13%, 03/15/19 (Call 11/30/15)[b]	25	22,813
L Brands Inc.
6.90%, 07/15/17	100	108,000
Lowe’s Companies Inc.
1.63%, 04/15/17 (Call 03/15/17)	25	25,193
McDonald’s Corp.
2.20%, 05/26/20 (Call 04/26/20)	100	99,060
Petco Holdings Inc.
8.50% (9.25%, PIK), 10/15/17 (Call 11/30/15)[b,e]	100	101,750
Rite Aid Corp.
9.25%, 03/15/20 (Call 03/15/16)	50	53,687
Sears Holdings Corp.
6.63%, 10/15/18	25	25,000
Starbucks Corp.
2.00%, 12/05/18 (Call 11/05/18)	75	75,745
Target Corp.
2.30%, 06/26/19	100	101,979
5.38%, 05/01/17	100	106,593
Toys R Us Inc.
10.38%, 08/15/17 (Call 11/30/15)	25	20,063
Toys R Us Property Co. II LLC
8.50%, 12/01/17 (Call 11/30/15)	50	48,375
Wal-Mart Stores Inc.
1.13%, 04/11/18	250	250,087
1.95%, 12/15/18	125	127,129
5.80%, 02/15/18	50	55,248
Walgreen Co.
5.25%, 01/15/19	12	13,003

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Walgreens Boots Alliance Inc.
2.70%, 11/18/19 (Call 10/18/19)[c]	$100	$100,119

		2,614,504
SAVINGS & LOANS — 0.08%
Santander Holdings USA Inc.
3.45%, 08/27/18 (Call 07/27/18)	325	333,639

		333,639
SEMICONDUCTORS — 0.38%
Advanced Micro Devices Inc.
6.75%, 03/01/19	100	77,000
Altera Corp.
2.50%, 11/15/18	100	101,347
Intel Corp.
1.35%, 12/15/17	220	220,512
1.95%, 10/01/16[c]	25	25,299
2.45%, 07/29/20	100	101,534
Lam Research Corp.
2.75%, 03/15/20 (Call 02/15/20)	50	49,252
NXP BV/NXP Funding LLC
3.75%, 06/01/18[b]	400	401,000
QUALCOMM Inc.
2.25%, 05/20/20[c]	200	198,300
Texas Instruments Inc.
1.65%, 08/03/19	450	443,228

		1,617,472
SOFTWARE — 0.27%
BMC Software Inc.
7.25%, 06/01/18	50	44,000
Fidelity National Information Services Inc.
3.63%, 10/15/20 (Call 09/15/20)	150	152,394
Infor U.S. Inc.
5.75%, 08/15/20 (Call 08/15/17)[b]	50	51,000
Microsoft Corp.
1.30%, 11/03/18	150	150,307
1.63%, 12/06/18	100	101,134
1.85%, 02/12/20 (Call 01/12/20)[c]	100	100,248
Nuance Communications Inc.
5.38%, 08/15/20 (Call 08/15/16)[b]	50	51,000

Security	Principal (000s)	Value
Oracle Corp.
1.20%, 10/15/17	$75	$75,176
2.25%, 10/08/19[c]	200	202,503
5.00%, 07/08/19	125	138,454
5.75%, 04/15/18	100	110,462

		1,176,678
STORAGE & WAREHOUSING — 0.04%
Algeco Scotsman Global Finance PLC
8.50%, 10/15/18 (Call 11/30/15)[b]	200	174,500

		174,500
TELECOMMUNICATIONS — 1.54%
America Movil SAB de CV
5.00%, 03/30/20	100	109,777
AT&T Inc.
1.60%, 02/15/17[c]	50	50,166
1.70%, 06/01/17	25	25,121
2.30%, 03/11/19	425	426,114
5.50%, 02/01/18	325	351,837
Avaya Inc.
7.00%, 04/01/19 (Call 11/30/15)[b,c]	50	40,625
Axtel SAB de CV CPO
9.00%, 01/31/20 (Call 01/31/16)[d,g]	200	204,500
British Telecommunications PLC
2.35%, 02/14/19	200	200,827
CenturyLink Inc.
6.15%, 09/15/19	50	51,750
Series V
5.63%, 04/01/20	50	50,057
Cincinnati Bell Inc.
8.38%, 10/15/20 (Call 11/30/15)	50	52,125
Cisco Systems Inc.
1.10%, 03/03/17[c]	350	350,983
2.45%, 06/15/20[c]	200	203,347
4.45%, 01/15/20	100	109,713
4.95%, 02/15/19[c]	100	110,289
CommScope Inc.
4.38%, 06/15/20 (Call 06/15/17)[b]	50	51,000

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Deutsche Telekom International Finance BV
6.00%, 07/08/19	$100	$112,932
Digicel Group Ltd.
8.25%, 09/30/20 (Call 09/30/16)[d]	200	177,000
Frontier Communications Corp.
7.13%, 03/15/19	25	25,368
8.13%, 10/01/18	50	52,750
8.25%, 04/15/17[c]	50	53,375
8.50%, 04/15/20	100	103,000
Harris Corp.
2.00%, 04/27/18	25	24,771
HC2 Holdings Inc.
11.00%, 12/01/19 (Call 12/01/16)[b]	25	24,250
Hughes Satellite Systems Corp.
6.50%, 06/15/19	90	99,067
Intelsat Jackson Holdings SA
7.25%, 04/01/19 (Call 11/30/15)	100	93,750
7.25%, 10/15/20 (Call 11/30/15)	100	91,250
Level 3 Financing Inc.
7.00%, 06/01/20 (Call 06/01/16)	50	53,000
8.63%, 07/15/20 (Call 01/15/16)	50	52,812
Mobile Telesystems OJSC via MTS International Funding Ltd.
8.63%, 06/22/20[d]	100	110,876
Ooredoo Tamweel Ltd.
3.04%, 12/03/18[d]	200	205,750
Orange SA
5.38%, 07/08/19	50	55,649
Rogers Communications Inc.
6.80%, 08/15/18	25	28,136
SBA Communications Corp.
5.63%, 10/01/19 (Call 10/01/16)	50	52,250
SBA Telecommunications Inc.
5.75%, 07/15/20 (Call 07/15/16)	50	52,188
SoftBank Group Corp.
4.50%, 04/15/20[b]	200	198,200
Sprint Capital Corp.
6.90%, 05/01/19	75	72,000
Sprint Communications Inc.
7.00%, 08/15/20	100	92,750
8.38%, 08/15/17	100	102,125
9.00%, 11/15/18[b]	150	164,905

Security	Principal (000s)	Value
Syniverse Holdings Inc.
9.13%, 01/15/19 (Call 11/30/15)	$25	$20,938
T-Mobile USA Inc.
5.25%, 09/01/18 (Call 11/10/15)	100	102,250
6.46%, 04/28/19 (Call 11/10/15)	50	51,438
Telecom Italia Capital SA
7.00%, 06/04/18	50	55,125
7.18%, 06/18/19	50	56,495
Telefonica Emisiones SAU
6.22%, 07/03/17	175	187,718
Verizon Communications Inc.
1.35%, 06/09/17	400	400,072
2.63%, 02/21/20	300	301,904
3.65%, 09/14/18[c]	125	131,759
6.35%, 04/01/19[c]	100	113,875
Vodafone Group PLC
1.25%, 09/26/17	95	94,223
1.50%, 02/19/18	200	197,804
4.63%, 07/15/18	100	106,088
Wind Acquisition Finance SA
4.75%, 07/15/20 (Call 07/15/16)[b]	200	203,500
Windstream Services LLC
7.88%, 11/01/17	100	106,062

		6,615,636
TEXTILES — 0.01%
INVISTA Finance LLC
4.25%, 10/15/19[b]	50	48,875

		48,875
TRANSPORTATION — 0.36%
AP Moeller – Maersk A/S
2.88%, 09/28/20[b]	200	198,707
Burlington Northern Santa Fe LLC
5.75%, 03/15/18	100	109,472
Canadian Pacific Railway Co.
7.25%, 05/15/19	100	116,218
CSX Corp.
6.25%, 03/15/18	100	110,482
FedEx Corp.
2.30%, 02/01/20	100	100,733
Florida East Coast Holdings Corp.
6.75%, 05/01/19 (Call 05/01/16)[b]	50	50,363

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc.
8.13%, 02/15/19 (Call 11/30/15)	$25	$18,250
Network Rail Infrastructure Finance PLC
1.75%, 01/24/19[b]	200	202,732
Russian Railways via RZD Capital PLC
5.74%, 04/03/17[d]	100	102,750
Ryder System Inc.
2.45%, 11/15/18 (Call 10/15/18)	50	50,341
2.50%, 03/01/17 (Call 02/01/17)	170	171,488
Union Pacific Corp.
2.25%, 06/19/20 (Call 05/19/20)	100	101,002
United Parcel Service Inc.
5.50%, 01/15/18	100	109,352
XPO Logistics Inc.
7.88%, 09/01/19 (Call 09/01/16)[b,c]	100	100,625

		1,542,515
TRUCKING & LEASING — 0.13%
Aviation Capital Group Corp.
2.88%, 09/17/18 (Call 08/17/18)[b]	250	249,808
GATX Corp.
2.50%, 03/15/19	50	49,650
Penske Truck Leasing Co. LP/PTL Finance Corp.
3.75%, 05/11/17[b,c]	250	256,955

		556,413

TOTAL CORPORATE BONDS & NOTES
(Cost: $147,665,681)		146,112,706

FOREIGN GOVERNMENT OBLIGATIONS[h] — 6.86%

ARGENTINA — 0.01%
Argentine Republic Government International Bond
8.75%, 06/02/17[i]	25	27,313

		27,313

Security	Principal (000s)	Value
BRAZIL — 0.12%
Banco Nacional de Desenvolvimento Economico e Social
4.00%, 04/14/19[d]	$200	$187,400
Brazilian Government International Bond
5.88%, 01/15/19	200	213,700
8.00%, 01/15/18	111	117,361

		518,461
CANADA — 0.68%
Canada Government International Bond
0.88%, 02/14/17[c]	35	35,060
1.13%, 03/19/18	250	250,743
1.63%, 02/27/19[c]	150	151,731
Export Development Canada
0.75%, 12/15/17	375	373,556
1.00%, 11/01/18	250	248,695
1.25%, 10/26/16	100	100,610
Province of Alberta Canada
1.00%, 06/21/17[b]	150	150,265
Province of British Columbia Canada
1.20%, 04/25/17	25	25,166
Province of Manitoba Canada
1.75%, 05/30/19	150	150,217
4.90%, 12/06/16	50	52,215
Province of Ontario Canada
1.20%, 02/14/18	35	34,970
1.65%, 09/27/19[c]	350	348,318
2.00%, 01/30/19	550	556,772
Province of Quebec Canada
5.13%, 11/14/16	432	451,642

		2,929,960
CAYMAN ISLANDS — 0.05%
IPIC GMTN Ltd.
3.75%, 03/01/17[b]	200	206,000

		206,000
COLOMBIA — 0.05%
Colombia Government International Bond
7.38%, 01/27/17	200	214,598

		214,598

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
CROATIA — 0.07%
Croatia Government International Bond
6.25%, 04/27/17[d]	$200	$209,312
6.75%, 11/05/19[d]	100	108,781

		318,093
DENMARK — 0.05%
Kommunekredit
1.13%, 03/15/18[d]	200	200,001

		200,001
ECUADOR — 0.04%
Ecuador Government International Bond
10.50%, 03/24/20[d]	200	166,000

		166,000
FINLAND — 0.09%
Finland Government International Bond
1.75%, 09/10/19[b]	200	202,075
Municipality Finance PLC
1.13%, 04/17/18[b]	200	199,809

		401,884
FRANCE — 0.26%
Caisse d’Amortissement de la Dette Sociale
1.25%, 03/12/18[b]	600	601,027
2.13%, 04/12/17[b]	500	509,189

		1,110,216
GERMANY — 0.09%
FMS Wertmanagement AoeR
1.63%, 11/20/18	200	202,095
1.75%, 03/17/20[c]	200	201,253

		403,348
HUNGARY — 0.12%
Hungary Government International Bond
4.00%, 03/25/19	300	314,250
Magyar Export-Import Bank Zrt
5.50%, 02/12/18[d]	200	212,250

		526,500

Security	Principal (000s)	Value
INDONESIA — 0.08%
Indonesia Government International Bond
11.63%, 03/04/19[d]	$100	$128,036
Perusahaan Penerbit SBSN Indonesia III
6.13%, 03/15/19[d]	200	221,500

		349,536
ISRAEL — 0.03%
Israel Government International Bond
5.13%, 03/26/19	100	111,125

		111,125
ITALY — 0.04%
Italy Government International Bond
5.38%, 06/12/17	150	159,334

		159,334
JAPAN — 0.38%
Development Bank of Japan Inc.
5.13%, 02/01/17	500	526,192
Japan Bank for International Cooperation/Japan
1.75%, 07/31/18[c]	900	908,234
Japan Finance Organization for Municipalities
2.13%, 03/06/19[b]	200	202,096

		1,636,522
JERSEY — 0.05%
IDB Trust Services Ltd. Series 019
2.11%, 09/25/19[d]	200	204,250

		204,250
LEBANON — 0.10%
Lebanon Government International Bond
5.50%, 04/23/19	100	100,350
9.00%, 03/20/17	300	316,389

		416,739
LITHUANIA — 0.03%
Lithuania Government International Bond
7.38%, 02/11/20[d]	100	120,085

		120,085

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
MEXICO — 0.09%
Mexico Government International Bond
5.13%, 01/15/20	$200	$220,421
5.63%, 01/15/17	100	105,169
11.38%, 09/15/16	50	54,625

		380,215
MONGOLIA — 0.04%
Mongolia Government International Bond
4.13%, 01/05/18[d]	200	188,500

		188,500
NETHERLANDS — 0.05%
Netherlands Government Bond
1.00%, 02/24/17[b]	200	200,775

		200,775
NORWAY — 0.09%
Kommunalbanken AS
1.38%, 06/08/17[b]	200	201,541
2.13%, 03/15/19[b]	200	204,205

		405,746
PAKISTAN — 0.05%
Pakistan Government International Bond
6.75%, 12/03/19[d]	200	207,145

		207,145
PANAMA — 0.03%
Panama Government International Bond
5.20%, 01/30/20	100	109,215

		109,215
PHILIPPINES — 0.12%
Philippine Government International Bond
8.38%, 06/17/19	325	400,562
9.38%, 01/18/17	125	137,813

		538,375
POLAND — 0.05%
Poland Government International Bond
6.38%, 07/15/19	200	232,000

		232,000

Security	Principal (000s)	Value
QATAR — 0.10%
Qatar Government International Bond
5.25%, 01/20/20[b]	$200	$226,000
SoQ Sukuk A Q.S.C
2.10%, 01/18/18[d]	200	203,900

		429,900
RUSSIA — 0.16%
Russian Foreign Bond – Eurobond
3.50%, 01/16/19[d]	200	201,750
11.00%, 07/24/18[d]	400	478,200

		679,950
SERBIA — 0.05%
Republic of Serbia
4.88%, 02/25/20[d]	200	206,250

		206,250
SOUTH AFRICA — 0.09%
South Africa Government International Bond
5.50%, 03/09/20	100	107,000
6.88%, 05/27/19	250	278,175

		385,175
SOUTH KOREA — 0.12%
Export-Import Bank of Korea
2.88%, 09/17/18	200	205,047
4.00%, 01/11/17	200	205,970
Republic of Korea
7.13%, 04/16/19	100	117,344

		528,361
SRI LANKA — 0.09%
Sri Lanka Government International Bond
5.13%, 04/11/19[d]	200	196,504
6.00%, 01/14/19[d]	200	200,819

		397,323
SUPRANATIONAL — 2.73%
African Development Bank
0.75%, 11/03/17	143	142,522
1.13%, 03/15/17[c]	250	251,320
Asian Development Bank
1.13%, 03/15/17	85	85,424
1.13%, 06/05/18	200	200,239

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
1.50%, 09/28/18	$350	$353,303
1.63%, 08/26/20[c]	300	300,056
1.88%, 04/12/19	250	254,623
Council of Europe Development Bank
1.13%, 05/31/18	100	99,992
1.50%, 06/19/17	32	32,338
1.75%, 11/14/19	350	353,571
European Bank for Reconstruction & Development
0.75%, 09/01/17[c]	250	249,483
1.63%, 11/15/18[c]	100	101,147
1.75%, 06/14/19	550	556,402
European Investment Bank
1.00%, 12/15/17	320	320,104
1.00%, 03/15/18	100	99,818
1.00%, 06/15/18	725	722,428
1.13%, 09/15/17	150	150,610
1.13%, 08/15/18	100	99,855
1.38%, 06/15/20	200	197,382
1.63%, 06/15/17	70	70,885
1.63%, 03/16/20	600	599,850
1.75%, 03/15/17	1,550	1,570,882
1.75%, 06/17/19	300	303,394
Inter-American Development Bank
0.88%, 11/15/16	300	300,662
0.88%, 03/15/18	100	99,643
1.38%, 10/18/16[c]	650	654,705
1.75%, 10/15/19	100	101,116
1.88%, 06/16/20	400	404,592
4.25%, 09/10/18	75	81,460
International Bank for Reconstruction & Development
0.75%, 12/15/16	700	700,533
0.88%, 04/17/17[c]	250	250,675
1.88%, 03/15/19	1,125	1,146,701
International Finance Corp.
0.63%, 12/21/17	40	39,756
1.13%, 11/23/16	150	150,820
1.63%, 07/16/20	100	100,266
1.75%, 09/16/19[c]	400	405,279
Nordic Investment Bank
1.13%, 03/19/18	200	200,500

		11,752,336

Security	Principal (000s)	Value
SWEDEN — 0.30%
Kommuninvest I Sverige AB
1.63%, 02/13/17[d]	$250	$252,681
Svensk Exportkredit AB
1.13%, 04/05/18	200	199,700
1.75%, 05/30/17[c]	50	50,658
1.75%, 08/28/20	200	198,753
Sweden Government International Bond
1.00%, 02/27/18[b]	600	599,956

		1,301,748
TURKEY — 0.24%
Hazine Mustesarligi Varlik Kiralama AS
2.80%, 03/26/18[d]	600	595,668
Republic of Turkey
7.50%, 11/07/19	200	230,250
Turkey Government International Bond
7.00%, 09/26/16	100	104,530
7.00%, 03/11/19	100	111,750

		1,042,198
UKRAINE — 0.04%
Ukraine Government International Bond
6.58%, 11/21/16[d]	100	76,715
6.75%, 11/14/17[d]	100	76,400

		153,115
UNITED KINGDOM — 0.06%
Bank of England Euro Note
1.25%, 03/16/18[b]	250	251,232

		251,232
VENEZUELA — 0.02%
Venezuela Government International Bond
7.00%, 12/01/18[d]	100	43,500
7.75%, 10/13/19[d]	75	29,625
13.63%, 08/15/18	50	29,900

		103,025

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $29,508,592)		29,512,549

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 56.03%

MORTGAGE-BACKED SECURITIES — 7.37%
Fannie Mae Multifamily REMIC.
Series 2014-M13, Class A2
3.02%, 08/25/24[a]	$100	$102,492
Federal Home Loan Mortgage Corp.
2.50%, 01/01/30	1,829	1,864,077
2.50%, 11/01/30[j]	3,545	3,607,037
2.52%, 02/01/45[a]	217	223,279
3.00%, 05/01/29	796	827,816
3.00%, 05/01/30	1,633	1,698,463
3.00%, 07/01/30	843	877,636
3.00%, 11/01/30[j]	663	689,106
3.50%, 11/01/30[j]	1,620	1,707,328
4.00%, 11/01/30[j]	800	834,250
4.50%, 11/01/30[j]	380	392,113
Federal National Mortgage Association
2.50%, 03/01/30	317	323,110
2.50%, 08/01/30	984	1,002,843
2.50%, 11/01/30[j]	4,400	4,479,062
2.57%, 12/01/44[a]	204	209,886
3.00%, 10/01/27	201	209,650
3.00%, 07/01/30	216	225,308
3.00%, 08/01/30	742	772,798
3.00%, 09/01/30	851	886,158
3.00%, 11/01/30[j]	3,323	3,456,958
3.50%, 07/01/30	849	905,257
3.50%, 11/01/30[j]	2,644	2,791,486
4.00%, 11/01/30[j]	1,460	1,524,788
4.50%, 11/01/30[j]	732	756,705
5.00%, 11/01/30[j]	478	495,477
FHLMC Multifamily Structured Pass Through Certificates
Series K004, Class A1
3.41%, 05/25/19	49	51,212
Series K013, Class A2
3.97%, 01/25/21 (Call 01/11/21)	50	54,698
Series K020, Class A2
2.37%, 05/25/22	100	100,648
Series K038, Class A1
2.60%, 10/25/23	93	95,706

Security	Principal (000s)	Value
Series K703, Class A2
2.70%, 05/25/18	$500	$514,740

		31,680,087
U.S. GOVERNMENT AGENCY OBLIGATIONS — 4.73%
Federal Home Loan Banks
0.38%, 06/24/16	600	599,828
0.50%, 11/20/15	300	300,052
0.63%, 12/28/16[c]	300	300,176
1.00%, 06/21/17[c]	175	175,859
Federal Home Loan Mortgage Corp.
0.88%, 10/14/16[c]	1,115	1,118,817
0.88%, 03/07/18[c]	4,600	4,595,875
1.00%, 06/29/17[c]	100	100,496
1.00%, 09/29/17	100	100,417
1.38%, 05/01/20[c]	2,000	1,989,418
Federal National Mortgage Association
0.38%, 07/05/16[c]	600	600,074
0.63%, 08/26/16	200	200,266
0.88%, 02/08/18	250	249,911
0.88%, 05/21/18[c]	370	368,922
1.13%, 07/20/18	500	501,361
1.63%, 01/21/20	1,100	1,106,478
1.75%, 06/20/19[c]	1,400	1,422,641
1.75%, 09/12/19[c]	1,300	1,317,625
1.88%, 09/18/18	300	306,986
1.88%, 02/19/19	300	306,516
2.50%, 07/01/28	2,213	2,270,461
2.56%, 04/01/44[a]	695	724,400
3.00%, 10/01/28	836	873,310
3.00%, 11/01/28	799	834,795

		20,364,684
U.S. GOVERNMENT OBLIGATIONS — 43.93%
U.S. Treasury Note/Bond
0.50%, 06/15/16[c]	1,000	1,001,010
0.50%, 06/30/16[c]	4,400	4,404,224
0.50%, 11/30/16	7,500	7,501,275
0.50%, 07/31/17[c]	500	498,485
0.63%, 08/15/16[c]	1,520	1,522,675
0.63%, 10/15/16[c]	500	500,800
0.63%, 11/15/16[c]	3,000	3,004,560
0.63%, 12/15/16	1,100	1,101,661
0.63%, 08/31/17	2,000	1,996,580

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal (000s)	Value
0.63%, 09/30/17[c]	$1,000	$997,850
0.63%, 04/30/18[c]	150	148,851
0.75%, 06/30/17[c]	800	801,152
0.75%, 10/31/17	100	99,979
0.75%, 12/31/17	6,500	6,489,665
0.75%, 02/28/18	1,810	1,804,317
0.75%, 03/31/18[c]	225	224,154
0.75%, 04/15/18	2,500	2,489,700
0.88%, 09/15/16[c]	1,300	1,304,862
0.88%, 11/30/16[c]	700	702,898
0.88%, 12/31/16	500	502,195
0.88%, 05/15/17[c]	270	271,004
0.88%, 06/15/17[c]	2,900	2,910,527
0.88%, 08/15/17	3,000	3,008,940
0.88%, 07/15/18[c]	2,000	1,993,940
0.88%, 07/31/19	700	689,199
1.00%, 09/30/16	500	502,495
1.00%, 10/31/16	1,900	1,910,089
1.00%, 12/15/17[c]	5,200	5,220,748
1.00%, 03/15/18[c]	5,000	5,012,100
1.00%, 05/31/18	1,100	1,101,056
1.00%, 06/30/19[c]	1,500	1,486,095
1.00%, 08/31/19	1,000	988,070
1.00%, 09/30/19	1,600	1,579,296
1.00%, 11/30/19	1,200	1,181,772
1.25%, 10/31/18	520	522,985
1.25%, 11/30/18	2,000	2,009,920
1.25%, 01/31/19	3,000	3,009,570
1.25%, 10/31/19[c]	600	597,822
1.25%, 02/29/20[c]	1,500	1,487,865
1.38%, 06/30/18[c]	6,920	6,992,521
1.38%, 07/31/18	500	505,240
1.38%, 11/30/18[c]	800	807,080
1.38%, 12/31/18	500	503,955
1.38%, 02/28/19	730	734,854
1.38%, 01/31/20	1,500	1,496,775
1.38%, 02/29/20	3,400	3,392,724
1.38%, 03/31/20	800	797,232
1.38%, 08/31/20	2,600	2,585,752
1.38%, 09/30/20	4,000	3,972,960
1.50%, 06/30/16	500	503,805
1.50%, 08/31/18[c]	3,180	3,223,248
1.50%, 12/31/18	500	505,950

Security	Principal (000s)	Value
1.50%, 01/31/19	$1,000	$1,011,200
1.50%, 02/28/19	600	606,420
1.50%, 05/31/19	500	504,370
1.50%, 11/30/19	3,800	3,817,784
1.50%, 05/31/20	1,500	1,502,745
1.63%, 04/30/19	90	91,232
1.63%, 06/30/19	1,000	1,012,450
1.63%, 07/31/19	1,250	1,264,775
1.63%, 12/31/19	800	807,144
1.63%, 07/31/20	3,400	3,418,768
1.75%, 09/30/19	2,000	2,031,440
1.88%, 08/31/17	2,200	2,246,068
1.88%, 10/31/17	700	715,393
1.88%, 06/30/20	500	508,530
2.00%, 07/31/20	1,500	1,533,255
2.00%, 09/30/20	2,000	2,044,060
2.13%, 08/31/20	1,000	1,027,570
2.25%, 11/30/17	400	411,940
2.25%, 07/31/18[c]	4,250	4,396,030
2.38%, 07/31/17	1,400	1,440,768
2.38%, 05/31/18[c]	1,800	1,865,898
2.38%, 06/30/18	2,050	2,125,604
2.50%, 06/30/17	3,500	3,605,665
2.63%, 08/15/20[c]	6,190	6,501,542
2.75%, 05/31/17	750	774,817
2.75%, 02/28/18[c]	3,965	4,135,614
3.00%, 02/28/17	150	154,848
3.13%, 04/30/17	1,000	1,037,360
3.13%, 05/15/19[c]	130	138,462
3.25%, 07/31/16[c]	1,000	1,021,100
3.25%, 12/31/16[c]	15,500	15,993,209
3.25%, 03/31/17[c]	150	155,595
3.38%, 11/15/19	1,200	1,294,728
3.63%, 08/15/19	1,000	1,085,640
3.63%, 02/15/20[c]	1,800	1,964,286
4.00%, 08/15/18[c]	1,200	1,300,524
4.25%, 11/15/17[c]	2,000	2,139,520
4.63%, 02/15/17[c]	2,800	2,945,964
4.88%, 08/15/16[c]	1,430	1,479,993
8.75%, 05/15/17	150	168,633
8.75%, 05/15/20	1,700	2,243,422
8.88%, 08/15/17[c]	6,500	7,449,260

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE 1-5 YEAR USD BOND ETF

October 31, 2015

Security	Principal or Shares (000s)	Value
9.13%, 05/15/18	$250	$301,693

		188,877,801

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost: $240,093,951)		240,922,572
SHORT-TERM INVESTMENTS — 35.08%

MONEY MARKET FUNDS — 35.08%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[f,k,l]	117,272	117,271,517
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[f,k,l]	10,273	10,273,365
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[f,k]	23,274	23,274,398

		150,819,280

TOTAL SHORT-TERM INVESTMENTS
(Cost: $150,819,280)		150,819,280

TOTAL INVESTMENTS IN SECURITIES — 133.90%
(Cost: $576,504,806)		575,714,205
Other Assets, Less Liabilities — (33.90)%		(145,741,335)

NET ASSETS — 100.00%		$429,972,870

CPO — Certificates of Participation (Ordinary)

[a]	Variable rate security. Rate shown is as of report date.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Payment-in-kind (“PIK”) bond which gives the issuer an option to make coupon payments in cash or in the form of additional bonds. Stated interest rate represents the cash coupon rate.
[f]	Affiliated issuer. See Note 2.
[g]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[h]	Investments are denominated in U.S. dollars.
[i]	Issuer is in default of interest payments.
[j]	To-be-announced (TBA). See Note 1.
[k]	The rate quoted is the annualized seven-day yield of the fund at period end.
[l]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Schedule of Investments

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
ASSET-BACKED SECURITIES — 0.36%
CarMax Auto Owner Trust Series 2014-3, Class A3
1.16%, 06/17/19 (Call 06/15/18)	$510	$509,208
Citibank Credit Card Issuance Trust
Series 2014-A1, Class A1
2.88%, 01/23/23	500	516,918
Series 2014-A8, Class A8
1.73%, 04/09/20	500	504,402

TOTAL ASSET-BACKED SECURITIES (Cost: $1,532,766)		1,530,528

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.44%

MORTGAGE-BACKED SECURITIES — 1.44%
Banc of America Commercial Mortgage Trust Series 2007-5, Class A4
5.49%, 02/10/51	850	882,223
COMM Mortgage Trust Series 2015-CR25, Class A4
3.76%, 08/10/48	650	677,183
Credit Suisse Commercial Mortgage Trust
Series 2007-C1, Class A3
5.38%, 02/15/40	972	999,865
Series 2007-C3, Class A4
5.70%, 06/15/39[a]	917	955,377
JPMBB Commercial Mortgage Securities Trust Series 2014-C18, Class A5
4.08%, 02/15/47 (Call 02/11/24)	1,000	1,072,255
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class A3
5.87%, 09/15/45[a]	74	78,810
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C22, Class A4
3.31%, 04/15/48	500	503,238
Series 2015-C23, Class A4
3.72%, 07/15/50	500	519,209
WFRBS Commercial Mortgage Trust
Series 2012-C10, Class A3
2.88%, 12/15/45	100	100,504

Security	Principal (000s)	Value
Series 2014-C21, Class A2
2.92%, 08/15/47	$425	$438,517

		6,227,181

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost: $6,302,084)		6,227,181

CORPORATE BONDS & NOTES — 34.69%

ADVERTISING — 0.04%
Interpublic Group of Companies Inc. (The)
3.75%, 02/15/23	50	49,272
inVentiv Health Inc.
9.00%, 01/15/18 (Call 01/15/16)[b,c]	50	51,625
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.25%, 02/15/22 (Call 02/15/17)	15	15,412
5.88%, 03/15/25 (Call 09/15/19)	50	51,875

		168,184
AEROSPACE & DEFENSE — 0.33%
BAE Systems Holdings Inc.
3.80%, 10/07/24[b]	100	101,147
Boeing Co. (The)
5.88%, 02/15/40	100	125,876
Embraer Netherlands Finance BV
5.05%, 06/15/25	100	95,875
KLX Inc.
5.88%, 12/01/22 (Call 12/01/17)[b,c]	50	51,031
Kratos Defense & Security Solutions Inc.
7.00%, 05/15/19 (Call 05/15/16)	36	28,616
Lockheed Martin Corp.
3.35%, 09/15/21	275	282,557
Northrop Grumman Corp.
3.25%, 08/01/23	25	25,202
4.75%, 06/01/43	75	77,462
Raytheon Co.
3.13%, 10/15/20[c]	175	182,407
Rockwell Collins Inc.
3.70%, 12/15/23 (Call 09/15/23)	25	26,020
TransDigm Inc.
5.50%, 10/15/20 (Call 11/30/15)	15	15,038
6.00%, 07/15/22 (Call 07/15/17)	100	101,000
Triumph Group Inc.
4.88%, 04/01/21 (Call 04/01/17)[c]	50	44,625

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
United Technologies Corp.
3.10%, 06/01/22	$75	$76,654
4.50%, 06/01/42	200	203,744

		1,437,254
AGRICULTURE — 0.40%
Alliance One International Inc.
9.88%, 07/15/21 (Call 07/15/17)	10	8,612
Altria Group Inc.
4.75%, 05/05/21	200	218,525
5.38%, 01/31/44	100	108,184
BAT International Finance PLC
3.95%, 06/15/25[b,c]	150	158,948
Cargill Inc.
4.31%, 05/14/21[b]	200	215,275
Imperial Tobacco Finance PLC
3.75%, 07/21/22 (Call 05/21/22)[b]	200	202,456
Lowe’s Companies Inc.
3.13%, 09/15/24 (Call 06/15/24)	250	250,442
Philip Morris International Inc.
4.25%, 11/10/44[c]	200	194,471
5.65%, 05/16/18	225	247,959
Reynolds American Inc.
3.75%, 05/20/23 (Call 02/20/23)[b]	100	100,628
4.45%, 06/12/25 (Call 03/12/25)	35	36,522

		1,742,022
AIRLINES — 0.12%
Air Canada
7.75%, 04/15/21[b]	50	52,187
Air Canada 2015-1 Pass Through Trust Class A
3.60%, 09/15/28[b]	125	120,625
American Airlines 2013-2 Pass Through Trust Class A
4.95%, 07/15/24	174	184,848
American Airlines Group Inc.
5.50%, 10/01/19[b]	50	50,775
Delta Air Lines Inc. 2015-1 Pass Through Trust Class AA
3.63%, 01/30/29	75	75,375
U.S. Airways 2013-1 Pass Through Trust
3.95%, 05/15/27	23	23,778

		507,588

Security	Principal (000s)	Value
APPAREL — 0.05%
Levi Strauss & Co.
5.00%, 05/01/25 (Call 05/01/20)	$25	$25,313
6.88%, 05/01/22 (Call 05/01/17)	50	54,813
NIKE Inc.
3.88%, 11/01/45	45	44,177
Ralph Lauren Corp.
2.63%, 08/18/20 (Call 07/18/20)	100	100,249

		224,552
AUTO MANUFACTURERS — 0.56%
American Honda Finance Corp.
2.13%, 10/10/18	200	201,622
2.45%, 09/24/20	100	99,915
Daimler Finance North America LLC
3.25%, 08/01/24[b,c]	150	146,862
3.50%, 08/03/25[b]	250	249,963
Fiat Chrysler Automobile NV
4.50%, 04/15/20	320	323,200
Ford Motor Co.
4.75%, 01/15/43[c]	100	97,901
7.45%, 07/16/31	25	31,958
General Motors Co.
5.20%, 04/01/45	50	48,966
General Motors Financial Co. Inc.
3.10%, 01/15/19	40	40,109
4.30%, 07/13/25 (Call 04/13/25)	100	99,983
4.38%, 09/25/21	150	154,370
4.75%, 08/15/17	50	51,920
Hyundai Capital America
2.60%, 03/19/20[b]	100	98,285
3.00%, 10/30/20	100	99,860
Navistar International Corp.
8.25%, 11/01/21 (Call 11/30/15)	50	39,000
PACCAR Financial Corp.
1.40%, 05/18/18	100	99,526
Toyota Motor Credit Corp.
2.10%, 01/17/19[c]	350	353,058
Volkswagen International Finance NV
2.38%, 03/22/17[b]	200	198,779

		2,435,277
AUTO PARTS & EQUIPMENT — 0.15%
Accuride Corp.
9.50%, 08/01/18 (Call 11/30/15)[c]	50	50,000

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
BorgWarner Inc.
3.38%, 03/15/25 (Call 12/15/24)	$30	$28,998
Dana Holding Corp.
5.38%, 09/15/21 (Call 09/15/16)	50	51,000
Goodyear Tire & Rubber Co. (The)
7.00%, 05/15/22 (Call 05/15/17)[c]	40	43,500
Johnson Controls Inc.
3.63%, 07/02/24 (Call 04/02/24)	50	48,098
Magna International Inc.
4.15%, 10/01/25 (Call 07/01/25)	50	50,992
Schaeffler Finance BV
4.75%, 05/15/23 (Call 05/15/18)[b]	200	201,500
ZF North America Capital Inc.
4.50%, 04/29/22[b]	150	151,031

		625,119
BANKS — 7.60%
Abbey National Treasury Services PLC/London
1.38%, 03/13/17	25	24,962
Abbey National Treasury Services PLC/United Kingdom
4.00%, 03/13/24[c]	200	209,388
ADCB Finance Cayman Ltd.
3.00%, 03/04/19[d]	200	203,552
Australia & New Zealand Banking Group Ltd./New York NY
2.25%, 06/13/19	275	275,775
Banco Bradesco SA/Cayman Islands
5.75%, 03/01/22[d]	200	192,200
Banco de Credito del Peru
4.25%, 04/01/23[d]	200	202,000
Banco do Brasil SA/Cayman
5.88%, 01/26/22[d]	200	179,000
Bancolombia SA
5.13%, 09/11/22	300	297,300
Bangkok Bank PCL/Hong Kong
3.30%, 10/03/18[d]	200	204,980
Bank Nederlandse Gemeenten NV
0.88%, 02/21/17[b]	450	450,431
Bank of America Corp.
2.63%, 10/19/20	250	249,268
3.88%, 03/22/17	1,025	1,058,127
3.88%, 08/01/25	200	203,466

Security	Principal (000s)	Value
4.00%, 04/01/24[c]	$50	$51,471
4.00%, 01/22/25	150	147,701
4.88%, 04/01/44	325	338,558
Bank of China Ltd./Hong Kong
3.13%, 01/23/19[d]	200	204,604
Bank of East Asia Ltd. (The)
2.38%, 04/24/17[d]	200	201,331
Bank of Montreal
2.38%, 01/25/19 (Call 12/25/18)	200	202,166
2.50%, 01/11/17	25	25,388
Bank of New York Mellon Corp. (The)
2.20%, 03/04/19 (Call 02/02/19)	250	252,368
2.60%, 08/17/20 (Call 07/17/20)	80	81,036
3.65%, 02/04/24 (Call 01/05/24)[c]	25	25,892
Bank of Nova Scotia (The)
1.38%, 12/18/17 (Call 11/18/17)	75	74,666
1.70%, 06/11/18 (Call 05/11/18)	150	149,655
2.35%, 10/21/20	200	198,899
Bank of Tokyo-Mitsubishi UFJ Ltd. (The)
1.45%, 09/08/17[b]	400	399,854
Barclays Bank PLC
5.13%, 01/08/20	300	333,397
6.05%, 12/04/17[b]	100	107,832
BB&T Corp.
2.25%, 02/01/19 (Call 01/02/19)	225	226,868
BBVA Bancomer SA/Texas
6.50%, 03/10/21[d]	150	166,267
BNP Paribas SA
1.38%, 03/17/17	350	348,747
7.20%, 12/31/49 (Call 06/25/37)[a,b]	100	114,500
BPCE SA
2.50%, 07/15/19	300	303,521
Caixa Economica Federal
4.50%, 10/03/18[d]	150	144,375
Capital One Financial Corp.
3.20%, 02/05/25 (Call 01/05/25)[c]	55	53,062
4.20%, 10/29/25	35	35,081
Capital One N.A./Mclean VA
2.40%, 09/05/19 (Call 08/05/19)	300	297,073
CIT Group Inc.
3.88%, 02/19/19	150	152,250
4.25%, 08/15/17	25	25,562

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
5.00%, 08/15/22	$50	$52,687
5.25%, 03/15/18	100	104,875
Citigroup Inc.
1.35%, 03/10/17	50	49,947
1.70%, 04/27/18	200	198,837
2.40%, 02/18/20	700	694,942
3.88%, 03/26/25	100	97,482
4.00%, 08/05/24	250	247,773
4.45%, 09/29/27	50	49,991
5.30%, 05/06/44	150	157,740
Citizens Financial Group Inc.
4.35%, 08/01/25 (Call 07/01/25)	200	201,541
City National Corp./CA
5.25%, 09/15/20	25	28,173
Commonwealth Bank of Australia/New York NY
2.25%, 03/13/19	250	251,062
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands
3.88%, 02/08/22	400	420,988
4.38%, 08/04/25[c]	250	254,432
Credit Agricole SA
8.38%, 10/29/49 (Call 10/13/19)[a,b]	100	113,260
Credit Suisse/New York NY
1.70%, 04/27/18	250	248,245
3.63%, 09/09/24	250	251,189
Deutsche Bank AG/London
2.50%, 02/13/19[c]	300	300,293
Fifth Third Bancorp
4.30%, 01/16/24 (Call 12/16/23)	25	25,687
Fifth Third Bank/Cincinnati OH
1.15%, 11/18/16 (Call 10/18/16)	200	199,713
Goldman Sachs Group Inc. (The)
2.75%, 09/15/20 (Call 08/15/20)	30	30,109
4.00%, 03/03/24	275	283,223
4.80%, 07/08/44 (Call 01/08/44)	250	252,307
5.15%, 05/22/45	100	99,697
6.25%, 09/01/17	800	865,583
6.25%, 02/01/41	25	30,104
HSBC Holdings PLC
5.10%, 04/05/21	375	417,180
5.25%, 03/14/44	250	262,533

Security	Principal (000s)	Value
Huntington National Bank (The)
2.88%, 08/20/20 (Call 07/20/20)	$250	$250,620
ICICI Bank Ltd./Dubai
3.50%, 03/18/20[d]	200	203,393
Industrial & Commercial Bank of China Ltd./Singapore
2.50%, 11/21/17[d]	200	202,052
ING Bank NV
2.50%, 10/01/19[b]	250	251,800
Itau Unibanco Holding SA/Cayman Island
6.20%, 12/21/21[c,d]	200	202,000
JPMorgan Chase & Co.
1.35%, 02/15/17	825	824,067
2.25%, 01/23/20 (Call 12/23/19)	150	148,572
3.13%, 01/23/25 (Call 10/23/24)	400	385,440
3.25%, 09/23/22	200	201,208
6.40%, 05/15/38	325	409,739
KfW
0.63%, 12/15/16	1,125	1,124,295
1.50%, 04/20/20	200	198,793
1.88%, 04/01/19	50	50,858
2.00%, 05/02/25	100	97,122
2.13%, 01/17/23	875	876,259
Korea Development Bank (The)
3.00%, 09/14/22	200	200,224
3.88%, 05/04/17	200	206,698
Landwirtschaftliche Rentenbank
2.38%, 03/24/21[d]	220	225,987
2.38%, 06/10/25	100	99,958
Lloyds Bank PLC
2.70%, 08/17/20	250	252,600
Lloyds Banking Group PLC
4.50%, 11/04/24[c]	200	202,938
Macquarie Bank Ltd.
2.60%, 06/24/19[b]	200	200,467
5.00%, 02/22/17[b]	50	52,184
Mitsubishi UFJ Trust & Banking Corp.
2.65%, 10/19/20[b]	250	249,410
Mizuho Bank Ltd.
2.70%, 10/20/20[b]	250	250,284
Mizuho Financial Group Inc.
4.35%, 10/20/25[b]	250	250,464

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
Morgan Stanley
2.80%, 06/16/20	$95	$95,746
4.30%, 01/27/45	100	95,353
4.75%, 03/22/17	550	574,221
4.88%, 11/01/22	500	535,893
7.25%, 04/01/32	125	164,765
National Australia Bank Ltd./New York
2.63%, 07/23/20[c]	400	403,130
Nederlandse Waterschapsbank NV
1.25%, 01/16/18[b]	200	200,616
Nordea Bank AB
1.63%, 05/15/18[b]	400	398,459
Oesterreichische Kontrollbank AG
2.38%, 10/01/21	100	102,215
PNC Bank N.A.
2.20%, 01/28/19 (Call 12/29/18)[e]	500	505,066
PNC Financial Services Group Inc. (The)
2.85%, 11/09/22[e,f]	25	24,768
QNB Finance Ltd.
2.75%, 10/31/18[d]	200	203,000
Regions Bank/Birmingham AL
2.25%, 09/14/18 (Call 08/14/18)	250	250,400
Royal Bank of Canada
2.35%, 10/30/20	250	249,552
Royal Bank of Scotland Group PLC
6.00%, 12/19/23	50	54,281
7.65%, 12/31/49 (Call 09/30/31)[a]	65	80,925
Royal Bank of Scotland PLC (The)
6.13%, 01/11/21	75	86,902
Russian Agricultural Bank OJSC Via RSHB Capital SA
5.30%, 12/27/17[d]	200	201,040
Santander Holdings USA Inc./PA
4.50%, 07/17/25 (Call 04/17/25)	100	101,528
Santander UK Group Holdings PLC
2.88%, 10/16/20	25	25,054
Sberbank of Russia Via SB Capital SA
5.13%, 10/29/22[d]	200	187,210
SMFG Preferred Capital USD 1 Ltd.
6.08%, 01/29/49 (Call 01/25/17)[a,b]	250	260,333

Security	Principal (000s)	Value
Societe Generale SA
2.63%, 09/16/20[b,c]	$250	$251,319
2.75%, 10/12/17	250	254,338
Standard Chartered PLC
3.95%, 01/11/23[b]	300	294,076
State Bank of India/London
3.62%, 04/17/19[d]	200	205,303
State Street Corp.
1.35%, 05/15/18	25	24,851
3.55%, 08/18/25[c]	60	61,490
Sumitomo Mitsui Banking Corp.
1.35%, 07/11/17	500	497,182
Svenska Handelsbanken AB
2.40%, 10/01/20	250	249,212
Toronto-Dominion Bank (The)
1.63%, 03/13/18	300	299,545
2.25%, 11/05/19	25	25,126
Turkiye Is Bankasi
5.00%, 04/30/20[d]	200	201,110
Turkiye Vakiflar Bankasi TAO
6.00%, 11/01/22[d]	200	190,300
U.S. Bancorp
1.95%, 11/15/18 (Call 10/15/18)[c]	325	327,892
UBS AG/Stamford CT
2.38%, 08/14/19	250	250,778
UBS Group Funding Jersey Ltd.
2.95%, 09/24/20[b]	220	220,112
Vnesheconombank Via VEB Finance PLC
4.22%, 11/21/18[d]	200	194,250
VTB Bank OJSC Via VTB Capital SA
6.32%, 02/22/18[d]	200	207,070
Wells Fargo & Co.
2.63%, 12/15/16	550	560,018
3.30%, 09/09/24[c]	550	549,084
3.55%, 09/29/25	100	100,318
5.61%, 01/15/44	225	253,230
Westpac Banking Corp.
1.60%, 01/12/18	200	198,967
2.00%, 08/14/17	50	50,537
2.30%, 05/26/20[c]	100	100,136
Yapi ve Kredi Bankasi AS
5.13%, 10/22/19[d]	200	202,500

		32,788,799

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
BEVERAGES — 0.53%
Anheuser-Busch InBev Finance Inc.
1.13%, 01/27/17	$300	$299,765
3.70%, 02/01/24	150	151,682
4.63%, 02/01/44	200	194,005
Beam Suntory Inc.
3.25%, 05/15/22 (Call 02/15/22)	50	48,841
Coca-Cola Co. (The)
1.65%, 11/01/18	200	201,815
1.88%, 10/27/20	25	24,831
2.88%, 10/27/25	45	44,550
3.20%, 11/01/23	100	103,201
Constellation Brands Inc.
4.25%, 05/01/23	100	102,375
Cott Beverages Inc.
6.75%, 01/01/20 (Call 01/01/17)	50	53,000
Diageo Capital PLC
1.13%, 04/29/18	50	49,252
2.63%, 04/29/23 (Call 01/29/23)[c]	200	193,670
Dr Pepper Snapple Group Inc.
3.20%, 11/15/21 (Call 08/15/21)	50	50,746
3.40%, 11/15/25	35	34,936
PepsiCo Inc.
1.13%, 07/17/17[c]	250	250,747
2.25%, 01/07/19 (Call 12/07/18)	50	50,936
3.60%, 03/01/24 (Call 12/01/23)	50	52,207
4.45%, 04/14/46 (Call 10/14/45)	25	25,671
5.50%, 01/15/40	125	144,527
SABMiller Holdings Inc.
3.75%, 01/15/22[b]	200	204,534

		2,281,291
BIOTECHNOLOGY — 0.31%
Amgen Inc.
1.25%, 05/22/17	250	249,852
3.13%, 05/01/25 (Call 02/01/25)	50	48,098
3.63%, 05/15/22 (Call 02/15/22)	50	51,342
5.38%, 05/15/43 (Call 11/15/42)	150	159,677
Biogen Inc.
4.05%, 09/15/25 (Call 06/15/25)	140	141,430
Celgene Corp.
3.88%, 08/15/25 (Call 05/15/25)	200	200,687
4.63%, 05/15/44 (Call 11/15/43)	75	71,405

Security	Principal (000s)	Value
Concordia Healthcare Corp.
7.00%, 04/15/23 (Call 04/15/18)[b]	$25	$21,750
Gilead Sciences Inc.
2.55%, 09/01/20	75	75,618
3.50%, 02/01/25 (Call 11/01/24)[c]	225	227,226
4.50%, 02/01/45 (Call 08/01/44)	100	96,833

		1,343,918
BUILDING MATERIALS — 0.16%
Associated Materials LLC/AMH New Finance Inc.
9.13%, 11/01/17 (Call 11/30/15)	25	19,938
Builders FirstSource Inc.
10.75%, 08/15/23 (Call 08/15/18)[b]	25	25,813
Building Materials Corp. of America
5.38%, 11/15/24 (Call 11/15/19)[b]	50	51,437
6.00%, 10/15/25 (Call 10/15/20)[b]	25	26,562
Cemex SAB de CV
6.50%, 12/10/19	200	203,000
Griffon Corp.
5.25%, 03/01/22 (Call 03/01/17)	50	49,125
Holcim U.S. Finance Sarl & Cie SCS
6.00%, 12/30/19[b]	150	168,326
USG Corp.
9.75%, 01/15/18	50	56,125
Vulcan Materials Co.
4.50%, 04/01/25 (Call 01/01/25)	100	102,250

		702,576
CHEMICALS — 0.51%
Agrium Inc.
5.25%, 01/15/45 (Call 07/15/44)	100	98,669
Ashland Inc.
4.75%, 08/15/22 (Call 05/15/22)	25	25,014
Blue Cube Spinco Inc.
9.75%, 10/15/23 (Call 10/15/20)[b]	25	26,938
Braskem Finance Ltd.
5.75%, 04/15/21[c,d]	200	187,500
Celanese U.S. Holdings LLC
5.88%, 06/15/21[c]	50	53,750
CF Industries Inc.
3.45%, 06/01/23	25	23,868
6.88%, 05/01/18	100	110,564
Chemours Co. (The)
6.63%, 05/15/23 (Call 05/15/18)[b,c]	75	55,969

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)	$300	$292,514
4.38%, 11/15/42 (Call 05/15/42)	25	22,390
Eastman Chemical Co.
3.80%, 03/15/25 (Call 12/15/24)[c]	200	198,412
EI du Pont de Nemours & Co.
4.15%, 02/15/43[c]	50	45,507
6.00%, 07/15/18	125	138,308
Hexion Inc.
6.63%, 04/15/20 (Call 11/30/15)	50	42,375
8.88%, 02/01/18 (Call 11/30/15)	50	38,250
Huntsman International LLC
5.13%, 11/15/22 (Call 08/15/22)[b,c]	50	46,500
LYB International Finance BV
4.00%, 07/15/23	225	228,099
Monsanto Co.
4.20%, 07/15/34 (Call 01/15/34)	200	182,512
Potash Corp. of Saskatchewan Inc.
3.00%, 04/01/25 (Call 01/01/25)	100	93,100
PPG Industries Inc.
3.60%, 11/15/20	25	25,793
Praxair Inc.
2.65%, 02/05/25 (Call 11/05/24)	250	241,753
Tronox Finance LLC
7.50%, 03/15/22 (Call 03/15/18)[b]	50	35,375

		2,213,160
COAL — 0.02%
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.
8.50%, 12/15/19 (Call 11/30/15)[c]	25	14,750
CONSOL Energy Inc.
5.88%, 04/15/22 (Call 04/15/17)[c]	50	31,625
Murray Energy Corp.
11.25%, 04/15/21 (Call 04/15/18)[b]	25	6,688
Peabody Energy Corp.
6.50%, 09/15/20	100	13,250

		66,313
COMMERCIAL SERVICES — 0.40%
Acosta Inc.
7.75%, 10/01/22 (Call 10/01/17)[b]	50	48,375
ADT Corp. (The)
3.50%, 07/15/22[c]	100	93,750
6.25%, 10/15/21[c]	25	27,000

Security	Principal (000s)	Value
APX Group Inc.
6.38%, 12/01/19 (Call 12/01/15)[c]	$50	$48,625
Automatic Data Processing Inc.
2.25%, 09/15/20 (Call 08/15/20)	40	40,366
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
5.13%, 06/01/22 (Call 06/01/17)[b]	25	25,518
Block Financial LLC
5.25%, 10/01/25 (Call 07/01/25)	100	100,365
Ceridian HCM Holding Inc.
11.00%, 03/15/21 (Call 03/15/16)[b]	50	44,000
DP World Ltd.
6.85%, 07/02/37[b]	100	105,625
Envision Healthcare Corp.
5.13%, 07/01/22 (Call 07/01/17)[b]	20	19,400
ERAC USA Finance LLC
6.38%, 10/15/17[b]	50	54,351
7.00%, 10/15/37[b]	100	122,937
H&E Equipment Services Inc.
7.00%, 09/01/22 (Call 09/01/17)[c]	15	15,225
Harland Clarke Holdings Corp.
6.88%, 03/01/20 (Call 03/01/17)[b]	25	22,563
Hertz Corp. (The)
6.75%, 04/15/19 (Call 11/30/15)	100	102,625
Iron Mountain Inc.
5.75%, 08/15/24 (Call 08/15/17)	50	50,250
Laureate Education Inc.
9.25%, 09/01/19 (Call 11/30/15)[b,c]	50	39,750
Leidos Inc.
5.50%, 07/01/33	50	45,444
Massachusetts Institute of Technology
4.68%, 07/01/14	160	165,519
MasterCard Inc.
2.00%, 04/01/19	100	100,533
McGraw Hill Financial Inc.
4.40%, 02/15/26 (Call 11/15/25)[b]	100	100,795
RR Donnelley & Sons Co.
7.88%, 03/15/21[c]	100	104,325
Service Corp. International/U.S.
5.38%, 01/15/22 (Call 07/15/17)	100	105,500
United Rentals North America Inc.
5.75%, 11/15/24 (Call 05/15/19)	50	50,750
7.63%, 04/15/22 (Call 04/15/17)	50	54,255

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
Verisk Analytics Inc.
4.00%, 06/15/25 (Call 03/15/25)[c]	$50	$49,401

		1,737,247
COMPUTERS — 0.48%
Apple Inc.
1.05%, 05/05/17	400	401,268
2.00%, 05/06/20	95	95,252
2.10%, 05/06/19[c]	250	254,441
2.50%, 02/09/25	100	96,044
3.45%, 02/09/45	130	110,923
3.85%, 05/04/43	25	22,969
Dell Inc.
5.88%, 06/15/19	100	103,485
EMC Corp./MA
3.38%, 06/01/23 (Call 03/01/23)	100	83,639
Hewlett Packard Enterprise Co.
2.45%, 10/05/17[b]	50	50,161
4.90%, 10/15/25 (Call 07/15/25)[b]	50	49,411
6.35%, 10/15/45 (Call 04/15/45)[b]	15	14,569
Hewlett-Packard Co.
6.00%, 09/15/41	100	96,064
IHS Inc.
5.00%, 11/01/22 (Call 08/01/22)	50	50,500
International Business Machines Corp.
1.63%, 05/15/20	400	391,674
4.00%, 06/20/42[c]	100	90,268
8.38%, 11/01/19	25	31,023
NCR Corp.
5.00%, 07/15/22 (Call 07/15/17)	40	39,300
Seagate HDD Cayman
4.75%, 06/01/23	100	92,748

		2,073,739
COSMETICS & PERSONAL CARE — 0.09%
Avon Products Inc.
6.75%, 03/15/23	25	18,094
Colgate-Palmolive Co.
0.90%, 05/01/18	150	148,747
4.00%, 08/15/45	50	49,825
Estee Lauder Companies Inc. (The)
4.38%, 06/15/45 (Call 12/15/44)	50	50,286
Procter & Gamble Co. (The)
4.70%, 02/15/19	50	54,948
5.55%, 03/05/37	50	60,728

		382,628

Security	Principal (000s)	Value
DISTRIBUTION & WHOLESALE — 0.04%
HD Supply Inc.
7.50%, 07/15/20 (Call 10/15/16)	$50	$53,250
11.50%, 07/15/20 (Call 10/15/16)	100	113,125

		166,375
DIVERSIFIED FINANCIAL SERVICES — 1.64%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
4.50%, 05/15/21	150	154,125
Air Lease Corp.
2.63%, 09/04/18 (Call 08/04/18)[c]	160	159,407
Aircastle Ltd.
5.13%, 03/15/21	40	42,200
Ally Financial Inc.
3.25%, 02/13/18	50	50,250
3.75%, 11/18/19	100	101,300
4.13%, 02/13/22	50	50,594
4.63%, 05/19/22	50	52,000
5.50%, 02/15/17	50	51,875
8.00%, 11/01/31	40	48,500
American Express Co.
3.63%, 12/05/24 (Call 11/04/24)	200	198,823
American Express Credit Corp.
1.13%, 06/05/17	300	298,663
Ameriprise Financial Inc.
3.70%, 10/15/24	200	204,573
Blackstone Holdings Finance Co. LLC
4.45%, 07/15/45[b]	75	71,057
Charles Schwab Corp. (The)
3.00%, 03/10/25 (Call 12/10/24)	25	24,495
China Cinda Finance 2015 I Ltd.
4.25%, 04/23/25[d]	200	190,709
CME Group Inc./IL
3.00%, 09/15/22	125	125,760
Consolidated Energy Finance SA
6.75%, 10/15/19 (Call 10/15/16)[b]	200	199,000
DFC Finance Corp.
10.50%, 06/15/20 (Call 06/15/17)[b]	50	34,500
Discover Financial Services
3.95%, 11/06/24 (Call 08/06/24)	200	197,735
Ford Motor Credit Co. LLC
5.00%, 05/15/18	400	424,545
6.63%, 08/15/17	200	215,475

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
Franklin Resources Inc.
2.85%, 03/30/25	$100	$95,587
GE Capital International Funding Co.
2.34%, 11/15/20	581	583,024
3.37%, 11/15/25	264	267,856
General Electric Capital Corp.
2.30%, 01/14/19	50	50,824
3.45%, 05/15/24 (Call 02/13/24)	101	103,928
6.88%, 01/10/39	125	171,030
Series A
5.55%, 05/04/20	201	229,580
HSBC Finance Corp.
6.68%, 01/15/21	250	290,462
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
6.00%, 08/01/20 (Call 02/01/17)	100	104,375
International Lease Finance Corp.
8.75%, 03/15/17	100	107,875
Invesco Finance PLC
4.00%, 01/30/24	200	207,807
Janus Capital Group Inc.
4.88%, 08/01/25 (Call 05/01/25)	100	101,698
Jefferies Finance LLC/JFIN Co-Issuer Corp.
7.50%, 04/15/21 (Call 10/15/17)[b,c]	200	193,750
Jefferies Group LLC
5.13%, 04/13/18	275	288,432
LeasePlan Corp. NV
2.88%, 01/22/19[b]	200	199,142
Nasdaq Inc.
5.55%, 01/15/20[c]	25	27,326
National Rural Utilities Cooperative Finance Corp.
0.95%, 04/24/17[c]	150	149,586
3.25%, 11/01/25	150	149,853
Nationstar Mortgage LLC/Nationstar Capital Corp.
6.50%, 07/01/21 (Call 01/01/17)	50	45,750
Navient Corp.
5.50%, 01/25/23	25	22,531
5.63%, 08/01/33	50	36,625
6.13%, 03/25/24[c]	50	45,125
8.45%, 06/15/18	150	160,875

Security	Principal (000s)	Value
Nomura Holdings Inc.
2.75%, 03/19/19	$50	$50,454
Ocwen Financial Corp.
7.13%, 05/15/19 (Call 05/15/16)[b]	100	91,250
OneMain Financial Holdings Inc.
7.25%, 12/15/21 (Call 12/15/17)[b]	50	52,250
Power Sector Assets & Liabilities Management Corp.
7.39%, 12/02/24[d]	100	130,500
Quicken Loans Inc.
5.75%, 05/01/25 (Call 05/01/20)[b]	50	49,625
Springleaf Finance Corp.
6.90%, 12/15/17	100	105,250
Synchrony Financial
4.50%, 07/23/25 (Call 04/24/25)	75	75,856

		7,083,812
ELECTRIC — 2.28%
Abu Dhabi National Energy Co. PJSC
6.25%, 09/16/19[b]	100	113,225
AES Corp./VA
5.50%, 03/15/24 (Call 03/15/19)[c]	25	23,625
7.38%, 07/01/21 (Call 06/01/21)[c]	100	106,500
Ameren Illinois Co.
3.25%, 03/01/25 (Call 12/01/24)	125	124,985
American Electric Power Co. Inc.
2.95%, 12/15/22 (Call 09/15/22)	275	267,199
Arizona Public Service Co.
8.75%, 03/01/19	50	60,220
Berkshire Hathaway Energy Co.
5.15%, 11/15/43 (Call 05/15/43)	225	246,449
Calpine Corp.
5.75%, 01/15/25 (Call 10/15/19)[c]	100	94,750
7.88%, 01/15/23 (Call 01/15/17)[b]	16	17,180
CenterPoint Energy Houston Electric LLC
4.50%, 04/01/44 (Call 10/01/43)	50	52,536
CLP Power Hong Kong Financing Ltd.
3.38%, 10/26/27[d]	200	193,068
Comision Federal de Electricidad
4.88%, 01/15/24[d]	200	204,500
Commonwealth Edison Co.
2.15%, 01/15/19 (Call 12/15/18)	50	50,123
3.70%, 03/01/45 (Call 09/01/44)	100	90,981

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
Consolidated Edison Co. of New York Inc.
3.30%, 12/01/24 (Call 09/01/24)	$100	$100,218
4.45%, 03/15/44 (Call 09/15/43)	125	127,820
Consumers Energy Co.
4.35%, 08/31/64 (Call 02/28/64)	50	48,139
Dominion Resources Inc./VA
2.50%, 12/01/19 (Call 11/01/19)	200	200,013
DTE Electric Co.
4.30%, 07/01/44 (Call 01/01/44)	75	76,354
Dubai Electricity & Water Authority
7.38%, 10/21/20[b]	200	241,900
Duke Energy Carolinas LLC
4.00%, 09/30/42 (Call 03/30/42)	225	219,556
Duke Energy Corp.
1.63%, 08/15/17	25	25,113
2.10%, 06/15/18 (Call 05/15/18)	400	404,552
Duke Energy Progress LLC
4.20%, 08/15/45 (Call 02/15/45)	25	25,167
Dynegy Inc.
7.38%, 11/01/22 (Call 11/01/18)	150	150,375
EDP Finance BV
4.90%, 10/01/19[b]	100	103,877
Electricite de France SA
4.88%, 01/22/44[b,c]	160	159,384
6.50%, 01/26/19[b]	175	197,905
Enel Finance International NV
6.00%, 10/07/39[b]	150	171,401
Engie SA
1.63%, 10/10/17[b]	250	249,926
Entergy Corp.
4.00%, 07/15/22 (Call 05/15/22)	160	163,320
Eskom Holdings SOC Ltd.
6.75%, 08/06/23[d]	200	185,700
Exelon Corp.
3.95%, 06/15/25 (Call 03/15/25)	250	251,921
Exelon Generation Co. LLC
2.95%, 01/15/20 (Call 12/15/19)	120	120,005
FirstEnergy Corp. Series C
7.38%, 11/15/31	25	29,833
FirstEnergy Solutions Corp.
6.80%, 08/15/39	175	175,183

Security	Principal (000s)	Value
Florida Power & Light Co.
5.95%, 02/01/38	$175	$220,164
GenOn Energy Inc.
9.50%, 10/15/18	50	44,000
Georgia Power Co.
4.30%, 03/15/42	100	92,000
Hydro-Quebec
9.38%, 04/15/30	100	162,304
Interstate Power & Light Co.
3.40%, 08/15/25 (Call 05/15/25)	100	101,209
Israel Electric Corp. Ltd.
5.63%, 06/21/18[d]	200	213,152
Kansas City Power & Light Co.
3.65%, 08/15/25 (Call 05/15/25)	100	101,601
MidAmerican Energy Co.
2.40%, 03/15/19 (Call 02/15/19)	450	455,869
NiSource Finance Corp.
4.80%, 02/15/44 (Call 08/15/43)	20	20,496
5.65%, 02/01/45 (Call 08/01/44)[c]	50	57,272
Northern States Power Co./MN
4.13%, 05/15/44 (Call 11/15/43)	50	50,290
NRG Energy Inc.
6.25%, 05/01/24 (Call 05/01/19)	50	44,750
7.63%, 01/15/18	100	104,750
7.88%, 05/15/21 (Call 05/15/16)	40	39,800
Oglethorpe Power Corp.
6.10%, 03/15/19	50	55,582
Oncor Electric Delivery Co. LLC
5.30%, 06/01/42 (Call 12/01/41)	200	218,244
Pacific Gas & Electric Co.
3.50%, 10/01/20 (Call 07/01/20)	50	52,037
6.05%, 03/01/34	225	272,328
Perusahaan Listrik Negara PT
5.50%, 11/22/21[d]	200	206,336
Portland General Electric Co.
6.10%, 04/15/19	25	27,919
Potomac Electric Power Co.
4.15%, 03/15/43 (Call 09/15/42)[c]	50	48,877
PPL Capital Funding Inc.
3.40%, 06/01/23 (Call 03/01/23)[c]	25	25,111
PPL Electric Utilities Corp.
4.15%, 10/01/45 (Call 04/01/45)	25	24,957
PPL WEM Ltd./Western Power Distribution Ltd.
5.38%, 05/01/21 (Call 02/01/21)[b]	250	276,426

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
Public Service Co. of New Mexico
3.85%, 08/01/25 (Call 05/01/25)	$100	$100,781
Public Service Electric & Gas Co.
3.05%, 11/15/24 (Call 08/15/24)	200	200,440
4.05%, 05/01/45 (Call 11/01/44)	50	49,238
Puget Energy Inc.
3.65%, 05/15/25 (Call 02/15/25)[b,c]	200	195,244
South Carolina Electric & Gas Co.
6.05%, 01/15/38	50	58,551
Southern California Edison Co.
4.65%, 10/01/43 (Call 04/01/43)	100	107,796
Southern Co. (The)
2.15%, 09/01/19 (Call 08/01/19)[c]	200	196,387
Southern Power Co.
5.15%, 09/15/41	25	24,578
State Grid Overseas Investment 2013 Ltd.
3.13%, 05/22/23[d]	200	198,041
Talen Energy Supply LLC
4.60%, 12/15/21 (Call 09/15/21)	50	42,914
4.63%, 07/15/19 (Call 07/15/16)[b]	40	36,592
Virginia Electric & Power Co.
4.20%, 05/15/45 (Call 11/15/44)	80	80,402
4.45%, 02/15/44 (Call 08/15/43)	125	130,301
WEC Energy Group Inc.
3.55%, 06/15/25 (Call 03/15/25)[c]	100	101,344
Xcel Energy Inc.
4.70%, 05/15/20 (Call 11/15/19)	300	323,785

		9,834,871
ELECTRICAL COMPONENTS & EQUIPMENT — 0.04%
Emerson Electric Co.
3.15%, 06/01/25 (Call 03/01/25)	100	100,069
Energizer Holdings Inc.
5.50%, 06/15/25 (Call 06/15/20)[b,c]	50	51,000

		151,069
ELECTRONICS — 0.19%
Avnet Inc.
4.88%, 12/01/22	25	25,945
Corning Inc.
2.90%, 05/15/22 (Call 03/15/22)	145	140,861
Flextronics International Ltd.
4.75%, 06/15/25 (Call 03/15/25)[b]	90	87,750

Security	Principal (000s)	Value
Honeywell International Inc.
4.25%, 03/01/21	$200	$220,646
Jabil Circuit Inc.
4.70%, 09/15/22	25	24,625
Koninklijke Philips NV
3.75%, 03/15/22	100	101,405
Thermo Fisher Scientific Inc.
1.30%, 02/01/17[c]	50	49,773
4.50%, 03/01/21	150	161,251

		812,256
ENERGY – ALTERNATE SOURCES — 0.01%
TerraForm Power Operating LLC
5.88%, 02/01/23 (Call 02/01/18)[b]	50	46,125

		46,125
ENGINEERING & CONSTRUCTION — 0.03%
ABB Finance USA Inc.
2.88%, 05/08/22	75	74,222
AECOM Co.
5.75%, 10/15/22	50	52,203

		126,425
ENTERTAINMENT — 0.08%
Cinemark USA Inc.
4.88%, 06/01/23 (Call 06/01/18)	50	49,313
GLP Capital LP/GLP Financing II Inc.
4.88%, 11/01/20 (Call 08/01/20)[c]	50	51,500
Pinnacle Entertainment Inc.
7.50%, 04/15/21 (Call 11/30/15)	50	52,687
Regal Entertainment Group
5.75%, 03/15/22 (Call 03/15/17)	50	51,625
Scientific Games International Inc.
10.00%, 12/01/22 (Call 12/01/18)	100	88,500
WMG Acquisition Corp.
6.75%, 04/15/22 (Call 04/15/17)[b]	50	46,282

		339,907
ENVIRONMENTAL CONTROL — 0.13%
Casella Waste Systems Inc.
7.75%, 02/15/19 (Call 11/30/15)	50	50,750
Clean Harbors Inc.
5.13%, 06/01/21 (Call 12/01/16)	50	51,325
Covanta Holding Corp.
5.88%, 03/01/24 (Call 03/01/19)	50	49,625
Republic Services Inc.
3.20%, 03/15/25 (Call 12/15/24)	150	146,409

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
Tervita Corp.
8.00%, 11/15/18 (Call 11/30/15)[b]	$50	$36,750
Waste Management Inc.
4.60%, 03/01/21 (Call 12/01/20)	200	217,261
4.75%, 06/30/20	25	27,382

		579,502
FOOD — 0.61%
Albertson’s Holdings LLC/Safeway Inc.
7.75%, 10/15/22 (Call 10/15/17)[b]	50	53,875
Campbell Soup Co.
3.30%, 03/19/25 (Call 12/19/24)	100	98,398
ConAgra Foods Inc.
3.20%, 01/25/23 (Call 10/25/22)	169	161,071
ESAL GmbH
6.25%, 02/05/23 (Call 02/05/18)[d]	200	195,000
General Mills Inc.
2.20%, 10/21/19	200	199,861
JBS USA LLC/JBS USA Finance Inc.
7.25%, 06/01/21 (Call 11/30/15)[b,c]	100	104,625
JM Smucker Co. (The)
3.50%, 03/15/25	80	80,306
Kellogg Co.
4.00%, 12/15/20	100	105,842
Kraft Foods Group Inc.
5.00%, 06/04/42	25	25,670
5.38%, 02/10/20	200	221,726
Kraft Heinz Foods Co.
3.95%, 07/15/25 (Call 04/15/25)[b,c]	100	102,367
4.88%, 02/15/25 (Call 02/15/20)[b]	60	64,507
5.20%, 07/15/45 (Call 01/15/45)[b]	50	52,957
7.13%, 08/01/39[b]	50	63,913
Kroger Co. (The)
3.85%, 08/01/23 (Call 05/01/23)	200	205,225
Mondelez International Inc.
4.00%, 02/01/24 (Call 11/01/23)	250	259,512
Pilgrim’s Pride Corp.
5.75%, 03/15/25 (Call 03/15/20)[b,c]	35	35,788
Post Holdings Inc.
7.38%, 02/15/22 (Call 02/15/17)	50	52,680
7.75%, 03/15/24 (Call 09/15/18)[b]	50	53,250
Smithfield Foods Inc.
5.88%, 08/01/21 (Call 08/01/16)[b]	50	52,500

Security	Principal (000s)	Value
SUPERVALU Inc.
6.75%, 06/01/21 (Call 06/01/17)	$50	$48,375
Sysco Corp.
3.75%, 10/01/25 (Call 07/01/25)	100	101,941
Tyson Foods Inc.
4.88%, 08/15/34 (Call 02/15/34)	100	102,002
Unilever Capital Corp.
2.20%, 03/06/19[c]	200	203,119

		2,644,510
FOREST PRODUCTS & PAPER — 0.14%
Clearwater Paper Corp.
5.38%, 02/01/25[b]	50	49,500
Georgia-Pacific LLC
3.73%, 07/15/23 (Call 04/15/23)[b]	200	203,972
International Paper Co.
3.65%, 06/15/24 (Call 03/15/24)	50	49,482
4.80%, 06/15/44 (Call 12/15/43)	100	92,811
Inversiones CMPC SA
4.38%, 05/15/23[d]	200	197,421
Verso Paper Holdings LLC/Verso Paper Inc.
11.75%, 01/15/19 (Call 11/30/15)	50	11,250

		604,436
GAS — 0.23%
AGL Capital Corp.
3.50%, 09/15/21 (Call 06/15/21)	25	25,424
Boston Gas Co.
4.49%, 02/15/42[b]	100	98,656
Korea Gas Corp.
3.88%, 02/12/24[d]	200	210,486
National Fuel Gas Co.
5.20%, 07/15/25 (Call 04/15/25)	100	98,482
NGL Energy Partners LP/NGL Energy Finance Corp.
6.88%, 10/15/21 (Call 10/15/16)	50	47,750
Sabine Pass LNG LP
7.50%, 11/30/16	100	103,188
Sempra Energy
3.55%, 06/15/24 (Call 03/15/24)[c]	50	50,175
6.00%, 10/15/39	100	116,343
Southern California Gas Co.
1.55%, 06/15/18	55	55,013

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
Transportadora de Gas del Peru SA
4.25%, 04/30/28[d]	$200	$190,500

		996,017
HAND & MACHINE TOOLS — 0.04%
Apex Tool Group LLC
7.00%, 02/01/21 (Call 02/01/16)[b]	50	40,250
Kennametal Inc.
2.65%, 11/01/19 (Call 10/01/19)	25	24,983
Stanley Black & Decker Inc.
5.75%, 12/15/53 (Call 12/15/18)[a]	100	106,500

		171,733
HEALTH CARE – PRODUCTS — 0.43%
Alere Inc.
7.25%, 07/01/18 (Call 12/15/15)	50	52,125
Becton Dickinson and Co.
1.80%, 12/15/17	100	100,418
3.73%, 12/15/24 (Call 09/15/24)	150	153,215
Boston Scientific Corp.
2.65%, 10/01/18	250	252,873
Covidien International Finance SA
6.00%, 10/15/17	100	108,866
Crimson Merger Sub Inc.
6.63%, 05/15/22 (Call 05/15/17)[b]	50	43,313
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp.
8.13%, 06/15/21 (Call 06/15/18)[b]	25	24,813
Greatbatch Ltd.
9.13%, 11/01/23	90	91,687
Kinetic Concepts Inc./KCI USA Inc.
10.50%, 11/01/18 (Call 11/30/15)	100	105,590
Mallinckrodt International Finance SA
4.75%, 04/15/23	100	87,000
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
4.88%, 04/15/20 (Call 04/15/17)[b]	40	38,350
Medtronic Inc.
2.50%, 03/15/20	175	177,627
3.63%, 03/15/24 (Call 12/15/23)	25	25,933
4.38%, 03/15/35	250	258,782
4.63%, 03/15/45	20	21,043
St. Jude Medical Inc.
2.80%, 09/15/20 (Call 08/15/20)	50	49,913

Security	Principal (000s)	Value
Stryker Corp.
3.38%, 05/15/24 (Call 02/15/24)	$100	$100,893
3.38%, 11/01/25 (Call 08/01/25)	35	35,040
Zimmer Biomet Holdings Inc.
3.55%, 04/01/25 (Call 01/01/25)	100	98,412
4.25%, 08/15/35 (Call 02/15/35)	50	47,181

		1,873,074
HEALTH CARE – SERVICES — 0.67%
Aetna Inc.
1.50%, 11/15/17 (Call 10/15/17)	200	199,447
2.75%, 11/15/22 (Call 08/15/22)	125	121,467
Amsurg Corp.
5.63%, 07/15/22 (Call 07/15/17)	50	49,125
Anthem Inc.
2.25%, 08/15/19[c]	100	99,035
3.30%, 01/15/23	50	49,519
6.38%, 06/15/37	75	89,197
CHS/Community Health Systems Inc.
5.13%, 08/15/18 (Call 11/30/15)	50	50,937
6.88%, 02/01/22 (Call 02/01/18)	100	100,750
Cigna Corp.
3.25%, 04/15/25 (Call 01/15/25)	150	145,219
DaVita HealthCare Partners Inc.
5.00%, 05/01/25 (Call 05/01/20)	50	49,635
5.13%, 07/15/24 (Call 07/15/19)	50	50,750
Fresenius Medical Care U.S. Finance Inc.
5.75%, 02/15/21[b]	100	108,500
HCA Inc.
5.00%, 03/15/24	50	51,500
5.38%, 02/01/25	150	153,937
6.50%, 02/15/20	60	67,125
7.50%, 02/15/22	100	115,000
HealthSouth Corp.
5.75%, 11/01/24 (Call 11/01/17)	50	50,000
Humana Inc.
4.95%, 10/01/44 (Call 04/01/44)	100	101,686
Kindred Healthcare Inc.
8.75%, 01/15/23	50	52,125
Laboratory Corp. of America Holdings
3.60%, 02/01/25 (Call 11/01/24)	100	97,294
MPH Acquisition Holdings LLC
6.63%, 04/01/22 (Call 04/01/17)[b]	25	25,500

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
Quest Diagnostics Inc.
3.50%, 03/30/25 (Call 12/30/24)	$75	$72,358
Roche Holdings Inc.
6.00%, 03/01/19[b]	150	169,713
Tenet Healthcare Corp.
5.50%, 03/01/19	100	98,500
6.00%, 10/01/20	50	54,000
6.75%, 06/15/23	50	49,625
8.13%, 04/01/22	100	105,750
UnitedHealth Group Inc.
2.88%, 12/15/21	300	303,986
2.88%, 03/15/22 (Call 12/15/21)	50	50,206
4.25%, 03/15/43 (Call 09/15/42)[c]	125	123,205
4.63%, 07/15/35	25	26,448

		2,881,539
HOLDING COMPANIES – DIVERSIFIED — 0.42%
Alphabet Holding Co. Inc.
7.75% (8.50%, PIK), 11/01/17 (Call 11/30/15)[c,g]	50	49,125
Amipeace Ltd.
2.38%, 11/26/17[d]	200	200,660
Ares Capital Corp.
3.88%, 01/15/20 (Call 12/15/19)	25	25,580
Argos Merger Sub Inc.
7.13%, 03/15/23 (Call 03/15/18)[b]	55	57,887
Brixmor Operating Partnership LP
3.85%, 02/01/25 (Call 11/01/24)[c]	40	38,780
FS Investment Corp.
4.00%, 07/15/19	25	25,069
HRG Group Inc.
7.75%, 01/15/22 (Call 01/15/17)	50	49,625
Huarong Finance II Co. Ltd.
4.50%, 01/16/20[d]	200	207,816
Hutchison Whampoa International 14 Ltd.
1.63%, 10/31/17[b]	400	398,918
IPIC GMTN Ltd.
5.50%, 03/01/22[b]	200	227,000
Leucadia National Corp.
5.50%, 10/18/23 (Call 01/18/23)	25	24,759
MUFG Americas Holdings Corp.
3.00%, 02/10/25 (Call 01/10/25)	100	95,671
Opal Acquisition Inc.
8.88%, 12/15/21 (Call 12/15/16)[b]	10	8,888

Security	Principal (000s)	Value
Sinochem Overseas Capital Co. Ltd.
4.50%, 11/12/20[b,c]	$100	$105,245
Temasek Financial I Ltd.
2.38%, 01/23/23[b]	250	245,807
WaveDivision Escrow LLC/WaveDivision Escrow Corp.
8.13%, 09/01/20 (Call 09/01/16)[b]	50	48,625

		1,809,455
HOME BUILDERS — 0.12%
Beazer Homes USA Inc.
5.75%, 06/15/19 (Call 03/15/19)[c]	50	48,125
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp.
6.13%, 07/01/22 (Call 07/01/17)[b]	50	49,125
CalAtlantic Group Inc.
8.38%, 05/15/18	50	57,500
DR Horton Inc.
3.75%, 03/01/19 (Call 12/01/18)	50	51,375
KB Home
4.75%, 05/15/19 (Call 02/15/19)	25	24,585
7.00%, 12/15/21 (Call 09/15/21)	25	25,313
Lennar Corp.
4.50%, 06/15/19 (Call 04/16/19)	50	51,875
Shea Homes LP/Shea Homes Funding Corp.
5.88%, 04/01/23 (Call 04/01/18)[b]	45	47,081
Taylor Morrison Communities Inc./Monarch Communities Inc.
5.63%, 03/01/24 (Call 12/01/23)[b]	50	49,250
Toll Brothers Finance Corp.
5.88%, 02/15/22 (Call 11/15/21)	50	53,812
TRI Pointe Holdings Inc.
5.88%, 06/15/24	50	50,000

		508,041
HOME FURNISHINGS — 0.02%
Whirlpool Corp.
1.35%, 03/01/17[c]	100	99,752

		99,752
HOUSEHOLD PRODUCTS & WARES — 0.14%
Kimberly-Clark Corp.
2.65%, 03/01/25	175	170,021
6.63%, 08/01/37	25	32,987

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
Prestige Brands Inc.
5.38%, 12/15/21 (Call 12/15/16)[b]	$50	$50,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC
5.75%, 10/15/20 (Call 11/30/15)	50	52,000
6.88%, 02/15/21 (Call 02/15/16)	100	104,500
9.88%, 08/15/19 (Call 11/30/15)	100	105,250
Spectrum Brands Inc.
5.75%, 07/15/25 (Call 07/15/20)[b]	25	26,656
6.63%, 11/15/22 (Call 11/15/17)	50	54,625
Tupperware Brands Corp.
4.75%, 06/01/21 (Call 03/01/21)[c]	25	25,993

		622,032
HOUSEWARES — 0.01%
Newell Rubbermaid Inc.
2.15%, 10/15/18	25	25,014
RSI Home Products Inc.
6.50%, 03/15/23 (Call 03/15/18)[b]	15	15,487

		40,501
INSURANCE — 1.15%
ACE INA Holdings Inc.
3.15%, 03/15/25[c]	100	99,024
3.35%, 05/15/24	100	100,728
4.35%, 11/03/45	35	35,645
Aflac Inc.
3.63%, 11/15/24	100	101,726
Allied World Assurance Co. Holdings Ltd.
4.35%, 10/29/25	50	49,793
Allstate Corp. (The)
4.50%, 06/15/43	100	100,946
American International Group Inc.
4.13%, 02/15/24	250	263,884
4.38%, 01/15/55 (Call 07/15/54)	100	91,861
Aon Corp.
5.00%, 09/30/20	200	219,888
Berkshire Hathaway Finance Corp.
1.60%, 05/15/17	25	25,233
Berkshire Hathaway Inc.
2.10%, 08/14/19	250	252,563
4.50%, 02/11/43[c]	100	100,152
Chubb Corp. (The)
5.75%, 05/15/18	100	110,125

Security	Principal (000s)	Value
CNO Financial Group Inc.
5.25%, 05/30/25 (Call 02/28/25)[c]	$25	$26,563
Genworth Holdings Inc.
4.90%, 08/15/23	100	75,750
Hartford Financial Services Group Inc. (The)
5.50%, 03/30/20	200	223,430
HUB International Ltd.
7.88%, 10/01/21 (Call 10/01/16)[b]	50	49,875
Liberty Mutual Group Inc.
5.00%, 06/01/21[b]	200	215,290
7.80%, 03/07/87[b]	25	29,312
Lincoln National Corp.
7.00%, 06/15/40	100	128,305
Massachusetts Mutual Life Insurance Co.
8.88%, 06/01/39[b]	100	149,167
MetLife Inc.
1.76%, 12/15/17	250	251,045
3.60%, 04/10/24	50	51,091
4.72%, 12/15/44	200	207,657
New York Life Global Funding
2.15%, 06/18/19[b]	250	251,129
Principal Financial Group Inc.
4.70%, 05/15/55 (Call 05/15/20)[a,c]	200	199,000
Principal Life Global Funding II
1.20%, 05/19/17[b]	200	199,737
Progressive Corp. (The)
3.70%, 01/26/45	100	89,912
Prudential Financial Inc.
5.38%, 06/21/20	350	392,691
5.70%, 12/14/36	175	198,521
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39[b,c]	100	125,637
Travelers Companies Inc. (The)
5.35%, 11/01/40	100	115,318
5.90%, 06/02/19	50	56,681
USI Inc./NY
7.75%, 01/15/21 (Call 01/15/16)[b]	50	50,000
Voya Financial Inc.
2.90%, 02/15/18	200	203,822
5.65%, 05/15/53 (Call 05/15/23)[a]	50	50,625

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
XLIT Ltd.
6.50%, 10/29/49 (Call 04/15/17)[a]	$100	$79,750

		4,971,876
INTERNET — 0.27%
Alibaba Group Holding Ltd.
2.50%, 11/28/19 (Call 10/28/19)[b,c]	200	196,662
Amazon.com Inc.
4.80%, 12/05/34 (Call 06/05/34)	150	157,757
Baidu Inc.
2.75%, 06/09/19[c]	200	198,656
Cogent Communications Group Inc.
5.38%, 03/01/22 (Call 12/01/21)[b]	100	98,500
eBay Inc.
2.88%, 08/01/21 (Call 06/01/21)	125	122,118
Equinix Inc.
5.38%, 01/01/22 (Call 01/01/18)	50	52,235
Google Inc.
3.63%, 05/19/21	100	107,361
IAC/InterActiveCorp
4.75%, 12/15/22 (Call 12/15/17)	50	47,000
Netflix Inc.
5.75%, 03/01/24[c]	50	52,949
5.88%, 02/15/25[b]	45	47,588
VeriSign Inc.
5.25%, 04/01/25 (Call 01/01/25)	50	51,000
Zayo Group LLC/Zayo Capital Inc.
6.00%, 04/01/23 (Call 04/01/18)[b]	45	45,878

		1,177,704
IRON & STEEL — 0.34%
AK Steel Corp.
7.63%, 05/15/20 (Call 11/30/15)[c]	50	26,000
Allegheny Technologies Inc.
5.95%, 01/15/21 (Call 10/15/20)	50	44,000
7.38%, 08/15/23 (Call 05/15/23)	50	42,500
ArcelorMittal
5.13%, 06/01/20	25	24,024
6.25%, 03/01/21[c]	100	94,437
7.75%, 10/15/39[c]	50	42,625
10.60%, 06/01/19	50	55,250
CITIC Ltd.
6.80%, 01/17/23[d]	200	232,255
Cliffs Natural Resources Inc.
7.75%, 03/31/20 (Call 03/31/17)[b,c]	41	16,400
8.25%, 03/31/20 (Call 03/31/18)[b,c]	25	22,375

Security	Principal (000s)	Value
Gerdau Holdings Inc.
7.00%, 01/20/20[c,d]	$100	$99,485
Glencore Funding LLC
3.13%, 04/29/19[b]	275	235,812
Joseph T Ryerson & Son Inc.
9.00%, 10/15/17 (Call 11/30/15)	50	43,625
Nucor Corp.
4.00%, 08/01/23 (Call 05/01/23)	100	100,958
Signode Industrial Group Lux SA/Signode Industrial Group U.S. Inc.
6.38%, 05/01/22 (Call 05/01/17)[b]	10	9,375
Steel Dynamics Inc.
6.38%, 08/15/22 (Call 08/15/17)	50	51,375
U.S. Steel Corp.
6.88%, 04/01/21 (Call 04/01/17)	50	36,188
7.38%, 04/01/20[c]	25	18,625
Vale Overseas Ltd.
4.38%, 01/11/22[c]	300	274,314

		1,469,623
LEISURE TIME — 0.04%
Harley-Davidson Inc.
3.50%, 07/28/25 (Call 04/28/25)	100	99,984
Royal Caribbean Cruises Ltd.
5.25%, 11/15/22	50	53,250

		153,234
LODGING — 0.18%
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Properties
8.00%, 10/01/20 (Call 10/01/16)	50	49,625
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance Inc.
9.38%, 05/01/22 (Call 05/01/17)	25	20,688
Felcor Lodging LP
5.63%, 03/01/23 (Call 03/01/18)	50	51,750
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
5.63%, 10/15/21 (Call 10/15/16)	40	41,867
Hyatt Hotels Corp.
3.38%, 07/15/23 (Call 04/15/23)	25	23,730
Marriott International Inc./MD
3.00%, 03/01/19 (Call 12/01/18)	150	153,026
3.75%, 10/01/25 (Call 07/01/25)	100	99,983

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
MGM Resorts International
6.00%, 03/15/23[c]	$100	$101,500
6.63%, 12/15/21	25	26,687
7.63%, 01/15/17[c]	50	53,183
Starwood Hotels & Resorts Worldwide Inc.
3.13%, 02/15/23 (Call 11/15/22)	25	23,931
Wyndham Worldwide Corp.
5.63%, 03/01/21	25	26,972
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.38%, 03/15/22 (Call 03/15/17)[c]	100	99,000

		771,942
MACHINERY — 0.28%
BlueLine Rental Finance Corp.
7.00%, 02/01/19 (Call 02/01/16)[b,c]	50	50,438
Case New Holland Industrial Inc.
7.88%, 12/01/17	100	108,125
Caterpillar Financial Services Corp.
1.70%, 06/16/18	50	50,243
7.15%, 02/15/19	50	58,002
Caterpillar Inc.
3.40%, 05/15/24 (Call 02/15/24)[c]	300	304,310
Deere & Co.
3.90%, 06/09/42 (Call 12/09/41)	100	94,911
DOVER Corp.
3.15%, 11/15/25	100	99,986
John Deere Capital Corp.
1.60%, 07/13/18	45	45,070
1.95%, 12/13/18	150	150,949
2.80%, 03/04/21	50	50,574
Joy Global Inc.
5.13%, 10/15/21[c]	25	22,614
SPL Logistics Escrow LLC/SPL Logistics Finance Corp.
8.88%, 08/01/20 (Call 08/01/16)[b]	50	53,000
Terex Corp.
6.00%, 05/15/21 (Call 11/15/16)	50	49,510
Zebra Technologies Corp.
7.25%, 10/15/22 (Call 10/15/17)[c]	50	54,563

		1,192,295

Security	Principal (000s)	Value
MANUFACTURING — 0.37%
3M Co.
2.00%, 06/26/22	$150	$145,774
Amsted Industries Inc.
5.00%, 03/15/22 (Call 03/15/18)[b]	50	50,500
Bombardier Inc.
4.75%, 04/15/19[b]	50	43,250
5.50%, 09/15/18[b,c]	30	28,125
6.00%, 10/15/22 (Call 04/15/17)[b]	25	19,250
7.50%, 03/15/25 (Call 03/15/20)[b]	50	38,875
Carlisle Companies Inc.
3.75%, 11/15/22 (Call 08/15/22)	25	24,998
Eaton Corp.
2.75%, 11/02/22	200	195,235
General Electric Co.
2.70%, 10/09/22[c]	250	249,189
4.13%, 10/09/42	25	24,423
5.25%, 12/06/17	50	53,977
Illinois Tool Works Inc.
3.90%, 09/01/42 (Call 03/01/42)	100	95,662
Ingersoll-Rand Global Holding Co. Ltd.
6.88%, 08/15/18	200	224,338
Pentair Finance SA
3.63%, 09/15/20 (Call 08/15/20)	100	100,597
Siemens Financieringsmaatschappij NV
3.25%, 05/27/25[b,c]	250	252,513
Tyco International Finance SA
3.90%, 02/14/26 (Call 11/14/25)	40	40,662

		1,587,368
MEDIA — 1.48%
21st Century Fox America Inc.
4.00%, 10/01/23	225	233,007
6.15%, 03/01/37	150	171,601
Cablevision Systems Corp.
8.00%, 04/15/20	50	48,750
8.63%, 09/15/17	50	53,125
CBS Corp.
3.50%, 01/15/25 (Call 10/15/24)[c]	25	24,079
4.00%, 01/15/26 (Call 10/15/25)	50	49,578
4.85%, 07/01/42 (Call 01/01/42)	65	61,376

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 05/01/23 (Call 05/01/18)[b]	$100	$100,250
5.88%, 05/01/27 (Call 05/01/21)[b,c]	40	40,000
6.50%, 04/30/21 (Call 11/30/15)	90	94,444
CCO Safari II LLC
4.91%, 07/23/25 (Call 04/23/25)[b]	320	325,735
6.48%, 10/23/45 (Call 04/23/45)[b]	30	30,940
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13%, 12/15/21 (Call 06/15/16)[b]	50	48,037
Clear Channel Worldwide Holdings Inc.
6.50%, 11/15/22 (Call 11/15/17)	50	52,125
Series B
7.63%, 03/15/20 (Call 11/30/15)	50	51,875
Comcast Corp.
4.20%, 08/15/34 (Call 02/15/34)	200	198,963
4.75%, 03/01/44	175	185,739
Cox Communications Inc.
3.25%, 12/15/22[b]	250	230,089
CSC Holdings LLC
6.75%, 11/15/21	50	48,525
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
3.95%, 01/15/25 (Call 10/15/24)	200	198,747
5.88%, 10/01/19	125	139,810
Discovery Communications LLC
3.30%, 05/15/22	250	245,355
DISH DBS Corp.
4.25%, 04/01/18	100	99,875
5.13%, 05/01/20	100	99,625
5.88%, 07/15/22	100	98,000
Gray Television Inc.
7.50%, 10/01/20 (Call 11/30/15)[c]	50	52,185
iHeartCommunications Inc.
9.00%, 12/15/19 (Call 11/30/15)	50	42,313
9.00%, 03/01/21 (Call 03/01/16)	50	41,125
10.63%, 03/15/23 (Call 03/15/18)	25	21,000
McClatchy Co. (The)
9.00%, 12/15/22 (Call 12/15/17)	50	47,813
NBCUniversal Enterprise Inc.
1.66%, 04/15/18[b]	200	200,574

Security	Principal (000s)	Value
NBCUniversal Media LLC
4.38%, 04/01/21	$25	$27,138
5.15%, 04/30/20	300	336,083
Neptune Finco Corp.
10.13%, 01/15/23 (Call 01/15/19)[b]	200	211,500
Nielsen Finance LLC/Nielsen Finance Co.
5.00%, 04/15/22 (Call 04/15/17)[b]	50	50,812
Numericable-SFR SAS
6.00%, 05/15/22 (Call 05/15/17)[b]	200	200,500
Quebecor Media Inc.
5.75%, 01/15/23	50	51,250
Scripps Networks Interactive Inc.
2.80%, 06/15/20 (Call 05/15/20)	50	48,792
Sinclair Television Group Inc.
6.13%, 10/01/22 (Call 10/01/17)	50	51,375
Sirius XM Radio Inc.
5.88%, 10/01/20 (Call 10/01/16)[b]	100	106,300
TEGNA Inc.
6.38%, 10/15/23 (Call 10/15/18)	100	108,000
Thomson Reuters Corp.
1.65%, 09/29/17	250	249,586
Time Inc.
5.75%, 04/15/22 (Call 04/15/17)[b]	50	50,000
Time Warner Cable Inc.
4.00%, 09/01/21 (Call 06/01/21)[c]	175	177,465
6.75%, 06/15/39	150	152,841
Time Warner Inc.
3.55%, 06/01/24 (Call 03/01/24)	100	99,401
4.65%, 06/01/44 (Call 12/01/43)	150	145,609
4.75%, 03/29/21	250	272,110
Tribune Media Co.
5.88%, 07/15/22 (Call 07/15/18)[b]	40	41,100
Univision Communications Inc.
6.75%, 09/15/22 (Call 09/15/17)[b]	50	52,812
Viacom Inc.
2.20%, 04/01/19	200	196,959
4.85%, 12/15/34 (Call 06/15/34)	200	173,213
Walt Disney Co. (The)
2.15%, 09/17/20	100	100,608
4.13%, 06/01/44[c]	100	101,432
WideOpenWest Finance LLC/WideOpenWest Capital Corp.
10.25%, 07/15/19 (Call 11/30/15)	50	49,937

		6,389,483

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
METAL FABRICATE & HARDWARE — 0.03%
JMC Steel Group Inc.
8.25%, 03/15/18 (Call 11/30/15)[b]	$50	$34,000
Precision Castparts Corp.
3.25%, 06/15/25 (Call 03/15/25)	100	99,658

		133,658
MINING — 0.57%
Alcoa Inc.
5.13%, 10/01/24 (Call 07/01/24)	100	99,125
5.40%, 04/15/21 (Call 01/15/21)	50	51,750
Aleris International Inc.
7.88%, 11/01/20 (Call 11/30/15)	84	78,960
Anglo American Capital PLC
2.63%, 09/27/17[b]	200	190,000
Barrick Gold Corp.
4.10%, 05/01/23[c]	25	23,015
6.95%, 04/01/19	50	55,732
Barrick North America Finance LLC
5.75%, 05/01/43	100	87,686
BHP Billiton Finance USA Ltd.
3.25%, 11/21/21	75	75,747
3.85%, 09/30/23[c]	175	179,180
Corp. Nacional del Cobre Chile
5.63%, 10/18/43[d]	200	199,489
First Quantum Minerals Ltd.
6.75%, 02/15/20 (Call 02/15/17)[b,c]	25	19,031
7.00%, 02/15/21 (Call 02/15/18)[b]	100	74,000
FMG Resources August 2006 Pty Ltd.
8.25%, 11/01/19 (Call 11/30/15)[b,c]	200	170,000
Freeport-McMoRan Inc.
3.88%, 03/15/23 (Call 12/15/22)	25	19,438
5.40%, 11/14/34 (Call 05/14/34)	150	106,500
Glencore Finance Canada Ltd.
5.55%, 10/25/42[b]	50	39,000
Hecla Mining Co.
6.88%, 05/01/21 (Call 05/01/16)	50	42,500
New Gold Inc.
7.00%, 04/15/20 (Call 04/15/16)[b]	50	46,625
Newmont Mining Corp.
4.88%, 03/15/42 (Call 09/15/41)	100	79,727
Novelis Inc.
8.75%, 12/15/20 (Call 12/15/15)	100	100,250

Security	Principal (000s)	Value
Rio Tinto Finance USA Ltd.
3.75%, 06/15/25 (Call 03/15/25)	$50	$48,768
Rio Tinto Finance USA PLC
2.25%, 12/14/18 (Call 11/14/18)	50	49,641
2.88%, 08/21/22 (Call 05/21/22)	375	361,313
Southern Copper Corp.
7.50%, 07/27/35	100	103,980
Teck Resources Ltd.
4.75%, 01/15/22 (Call 10/15/21)[c]	25	16,250
6.25%, 07/15/41 (Call 01/15/41)	115	64,400
Vedanta Resources PLC
9.50%, 07/18/18[d]	100	94,000

		2,476,107
OFFICE & BUSINESS EQUIPMENT — 0.04%
CDW LLC/CDW Finance Corp.
6.00%, 08/15/22 (Call 08/15/17)[c]	50	53,662
Xerox Corp.
2.95%, 03/15/17	25	25,306
4.50%, 05/15/21	100	99,910

		178,878
OIL & GAS — 3.05%
American Energy-Permian Basin LLC/AEPB Finance Corp.
7.13%, 11/01/20 (Call 01/31/17)[b,c]	50	26,875
Anadarko Petroleum Corp.
3.45%, 07/15/24 (Call 04/15/24)	250	244,436
6.38%, 09/15/17	25	26,861
Antero Resources Corp.
5.13%, 12/01/22 (Call 06/01/17)	50	44,875
Apache Corp.
3.25%, 04/15/22 (Call 01/15/22)	100	97,990
4.75%, 04/15/43 (Call 10/15/42)	75	69,169
Baytex Energy Corp.
5.13%, 06/01/21 (Call 06/01/17)[b]	50	42,000
Bill Barrett Corp.
7.63%, 10/01/19 (Call 11/30/15)	50	38,375
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.13%, 11/15/22 (Call 11/15/17)[b]	25	23,375
Bonanza Creek Energy Inc.
6.75%, 04/15/21 (Call 04/15/17)	15	10,800
BP Capital Markets PLC
1.38%, 05/10/18	150	148,835
2.24%, 05/10/19	50	50,285

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
3.06%, 03/17/22	$85	$85,350
3.54%, 11/04/24	225	226,791
BreitBurn Energy Partners LP/BreitBurn Finance Corp.
7.88%, 04/15/22 (Call 01/15/17)	25	9,375
California Resources Corp.
5.50%, 09/15/21 (Call 06/15/21)	100	68,750
Calumet Specialty Products Partners LP/Calumet Finance Corp.
6.50%, 04/15/21 (Call 04/15/17)	25	23,250
Canadian Natural Resources Ltd.
6.75%, 02/01/39	100	107,488
Carrizo Oil & Gas Inc.
7.50%, 09/15/20 (Call 09/15/16)	50	49,875
Cenovus Energy Inc.
5.70%, 10/15/19	95	102,772
Chesapeake Energy Corp.
4.88%, 04/15/22 (Call 04/15/17)	50	31,000
6.63%, 08/15/20	100	67,750
Chevron Corp.
2.36%, 12/05/22 (Call 09/05/22)	25	24,208
2.43%, 06/24/20 (Call 05/24/20)	250	252,795
Cimarex Energy Co.
5.88%, 05/01/22 (Call 05/01/17)	50	52,500
Citgo Holding Inc.
10.75%, 02/15/20[d]	300	301,500
CNOOC Finance 2013 Ltd.
1.75%, 05/09/18	200	197,860
4.25%, 05/09/43	200	185,020
CNPC General Capital Ltd.
1.21%, 05/14/17[a,d]	200	199,155
3.95%, 04/19/22[b]	200	204,787
Comstock Resources Inc.
10.00%, 03/15/20 (Call 03/15/16)[b,c]	25	16,313
Concho Resources Inc.
5.50%, 10/01/22 (Call 10/01/17)	100	100,375
ConocoPhillips
5.75%, 02/01/19	175	195,730
ConocoPhillips Co.
1.50%, 05/15/18	25	24,913
3.35%, 11/15/24 (Call 08/15/24)	100	98,225
3.35%, 05/15/25 (Call 02/15/25)	50	48,992
4.15%, 11/15/34 (Call 05/15/34)	150	143,518

Security	Principal (000s)	Value
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)	$25	$20,931
4.50%, 04/15/23 (Call 01/15/23)	50	43,943
Denbury Resources Inc.
4.63%, 07/15/23 (Call 01/15/18)	50	33,375
5.50%, 05/01/22 (Call 05/01/17)[c]	25	17,500
Devon Energy Corp.
4.75%, 05/15/42 (Call 11/15/41)	100	88,451
6.30%, 01/15/19	50	55,379
Devon Financing Corp. LLC
7.88%, 09/30/31	25	29,847
Eclipse Resources Corp.
8.88%, 07/15/23 (Call 07/15/18)[b]	15	11,700
Ecopetrol SA
5.88%, 09/18/23[c]	200	203,500
Encana Corp.
6.50%, 08/15/34	100	86,484
Energy XXI Gulf Coast Inc.
7.50%, 12/15/21 (Call 12/15/16)[c]	50	9,750
11.00%, 03/15/20 (Call 09/15/17)[b]	25	13,469
Ensco PLC
4.50%, 10/01/24 (Call 07/01/24)[c]	150	123,000
EOG Resources Inc.
3.15%, 04/01/25 (Call 01/01/25)[c]	50	49,590
EP Energy LLC/Everest Acquisition Finance Inc.
6.38%, 06/15/23 (Call 06/15/18)	50	37,625
9.38%, 05/01/20 (Call 05/01/16)	50	43,500
EXCO Resources Inc.
7.50%, 09/15/18 (Call 11/30/15)	50	13,750
Exxon Mobil Corp.
0.92%, 03/15/17	150	150,168
2.71%, 03/06/25 (Call 12/06/24)	350	344,512
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc.
6.50%, 11/15/20 (Call 11/30/15)	50	45,125
Gazprom OAO Via Gaz Capital SA
4.95%, 07/19/22[d]	200	193,000
8.15%, 04/11/18[d]	100	108,218
Halcon Resources Corp.
8.63%, 02/01/20 (Call 02/01/17)[b]	50	43,125
Hercules Offshore Inc.
6.75%, 04/01/22 (Call 04/01/17)[b,h]	25	4,750

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
Hess Corp.
5.60%, 02/15/41	$100	$96,840
Jupiter Resources Inc.
8.50%, 10/01/22 (Call 10/01/17)[b,c]	25	13,000
KazMunayGas National Co. JSC
4.40%, 04/30/23[d]	200	176,000
Laredo Petroleum Inc.
5.63%, 01/15/22 (Call 01/15/17)	100	94,000
Linn Energy LLC/Linn Energy Finance Corp.
6.25%, 11/01/19 (Call 11/30/15)	50	11,750
6.50%, 09/15/21 (Call 09/15/17)	100	22,000
LUKOIL International Finance BV
3.42%, 04/24/18[d]	200	194,932
Marathon Oil Corp.
3.85%, 06/01/25 (Call 03/01/25)	100	90,250
Marathon Petroleum Corp.
3.63%, 09/15/24 (Call 06/15/24)	150	145,267
MEG Energy Corp.
6.38%, 01/30/23 (Call 07/30/17)[b]	50	42,125
6.50%, 03/15/21 (Call 11/30/15)[b]	10	8,775
Memorial Production Partners LP/Memorial Production Finance Corp.
7.63%, 05/01/21 (Call 05/01/17)	50	33,500
Memorial Resource Development Corp.
5.88%, 07/01/22 (Call 07/01/17)	50	47,125
Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC
10.00%, 06/01/20 (Call 06/01/17)[b,c]	25	17,313
Murphy Oil Corp.
3.70%, 12/01/22 (Call 09/01/22)	50	40,901
Newfield Exploration Co.
5.75%, 01/30/22	50	50,750
Nexen Energy ULC
6.40%, 05/15/37	50	59,093
7.50%, 07/30/39	75	99,110
Noble Energy Inc.
4.15%, 12/15/21 (Call 09/15/21)	150	150,247
5.88%, 06/01/22 (Call 12/01/17)	50	50,000
Noble Holding International Ltd.
5.95%, 04/01/25 (Call 01/01/25)	150	120,000
Oasis Petroleum Inc.
6.88%, 03/15/22 (Call 09/15/17)	50	42,625

Security	Principal (000s)	Value
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 11/15/22)	$100	$97,588
4.63%, 06/15/45 (Call 12/15/44)	35	36,168
Offshore Group Investment Ltd.
7.50%, 11/01/19 (Call 11/30/15)[c]	25	7,344
Paramount Resources Ltd.
6.88%, 06/30/23 (Call 06/30/18)[b,c]	25	22,000
Parker Drilling Co.
7.50%, 08/01/20 (Call 08/01/16)	25	20,750
Parsley Energy LLC/Parsley Finance Corp.
7.50%, 02/15/22 (Call 02/15/17)[b]	15	15,113
Penn Virginia Corp.
8.50%, 05/01/20 (Call 05/01/17)[c]	25	7,250
Pertamina Persero PT
6.50%, 05/27/41[d]	200	186,282
Petro-Canada
6.80%, 05/15/38	100	122,772
Petrobras Global Finance BV
2.46%, 01/15/19[a]	200	160,940
2.69%, 03/17/17[a]	200	188,750
4.38%, 05/20/23	175	127,531
5.38%, 01/27/21	100	81,375
6.75%, 01/27/41	125	88,200
Petroleos de Venezuela SA
5.13%, 10/28/16	125	93,875
5.25%, 04/12/17[d]	65	36,563
8.50%, 11/02/17[d]	50	30,370
9.00%, 11/17/21[d]	125	51,600
9.75%, 05/17/35[d]	150	62,250
Petroleos Mexicanos
4.88%, 01/18/24	200	200,250
6.38%, 01/23/45	50	47,375
6.50%, 06/02/41	300	288,375
6.63%, 06/15/38[c]	200	195,164
8.00%, 05/03/19	125	143,281
Petronas Capital Ltd.
5.25%, 08/12/19[b]	200	218,163
Phillips 66
4.65%, 11/15/34 (Call 05/15/34)	150	149,249
Pioneer Natural Resources Co.
3.95%, 07/15/22 (Call 04/15/22)[c]	50	50,137
Precision Drilling Corp.
6.63%, 11/15/20 (Call 11/30/15)	25	22,281

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
QEP Resources Inc.
5.38%, 10/01/22 (Call 07/01/22)	$50	$45,000
Range Resources Corp.
5.00%, 08/15/22 (Call 02/15/17)	50	44,497
Reliance Holdings USA Inc.
5.40%, 02/14/22[d]	250	274,121
RSP Permian Inc.
6.63%, 10/01/22 (Call 10/01/17)	15	14,850
Sanchez Energy Corp.
6.13%, 01/15/23 (Call 07/15/18)	50	36,250
7.75%, 06/15/21 (Call 06/15/17)[c]	15	11,925
SandRidge Energy Inc.
8.75%, 06/01/20 (Call 06/01/17)[b]	25	15,281
Seven Generations Energy Ltd.
8.25%, 05/15/20 (Call 05/15/16)[b]	10	9,700
Shell International Finance BV
2.00%, 11/15/18	250	252,653
4.30%, 09/22/19	25	27,124
4.38%, 03/25/20	95	103,542
4.55%, 08/12/43	150	153,338
Sinopec Capital 2013 Ltd.
3.13%, 04/24/23[d]	200	192,467
Sinopec Group Overseas Development 2014 Ltd.
1.75%, 04/10/17[d]	200	199,949
4.38%, 04/10/24[d]	200	209,485
SM Energy Co.
6.13%, 11/15/22 (Call 11/15/18)	50	48,500
6.50%, 01/01/23 (Call 07/01/17)	25	24,635
Southwestern Energy Co.
4.95%, 01/23/25 (Call 10/23/24)	50	43,261
Statoil ASA
1.15%, 05/15/18	300	296,725
3.95%, 05/15/43	150	140,423
Suncor Energy Inc.
6.10%, 06/01/18	25	27,375
Talisman Energy Inc.
7.75%, 06/01/19	100	110,215
Tesoro Corp.
5.38%, 10/01/22 (Call 10/01/17)	50	50,875
Total Capital International SA
2.10%, 06/19/19[c]	400	402,536
3.75%, 04/10/24[c]	25	26,007

Security	Principal (000s)	Value
Transocean Inc.
3.00%, 10/15/17	$50	$45,900
6.88%, 12/15/21[c]	150	118,688
Ultra Petroleum Corp.
6.13%, 10/01/24 (Call 10/01/19)[b]	50	28,000
Valero Energy Corp.
4.90%, 03/15/45[c]	50	45,923
6.63%, 06/15/37	25	27,229
Vanguard Natural Resources LLC/VNR Finance Corp.
7.88%, 04/01/20 (Call 04/01/16)[c]	50	29,938
Whiting Petroleum Corp.
5.75%, 03/15/21 (Call 12/15/20)[c]	100	92,875
WPX Energy Inc.
6.00%, 01/15/22 (Call 10/15/21)	50	44,000
YPF SA
8.75%, 04/04/24[d]	200	202,690

		13,165,436
OIL & GAS SERVICES — 0.15%
Baker Hughes Inc.
5.13%, 09/15/40	100	100,768
Basic Energy Services Inc.
7.75%, 02/15/19 (Call 11/30/15)	25	10,062
Halliburton Co.
3.50%, 08/01/23 (Call 05/01/23)	150	149,475
McDermott International Inc.
8.00%, 05/01/21 (Call 05/01/17)[b]	25	21,500
National Oilwell Varco Inc.
3.95%, 12/01/42 (Call 06/01/42)	15	12,032
Schlumberger Investment SA
3.30%, 09/14/21 (Call 06/14/21)[b]	125	128,373
SESI LLC
6.38%, 05/01/19 (Call 11/30/15)[c]	25	24,875
Weatherford International Ltd./Bermuda
4.50%, 04/15/22 (Call 01/15/22)	225	176,625

		623,710
PACKAGING & CONTAINERS — 0.13%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
7.00%, 11/15/20 (Call 11/15/16)[b]	35	35,382
Ball Corp.
5.00%, 03/15/22	50	51,625

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
Berry Plastics Corp.
5.50%, 05/15/22 (Call 05/15/17)	$50	$51,500
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer Inc.
6.00%, 06/15/17 (Call 06/15/16)[b]	50	50,250
Crown Americas LLC/Crown Americas Capital Corp. IV
4.50%, 01/15/23	50	50,125
Owens-Brockway Glass Container Inc.
5.00%, 01/15/22[b,c]	50	50,969
Packaging Corp. of America
4.50%, 11/01/23 (Call 08/01/23)	100	104,998
Rock-Tenn Co.
4.90%, 03/01/22	50	53,792
Sealed Air Corp.
5.25%, 04/01/23 (Call 01/01/23)[b]	100	104,500

		553,141
PHARMACEUTICALS — 1.17%
Abbott Laboratories
5.30%, 05/27/40	100	114,416
AbbVie Inc.
1.80%, 05/14/18	250	249,442
2.90%, 11/06/22	175	169,564
3.60%, 05/14/25 (Call 02/14/25)	35	34,357
4.40%, 11/06/42	25	22,756
4.70%, 05/14/45 (Call 11/14/44)	100	95,692
Actavis Funding SCS
3.00%, 03/12/20 (Call 02/12/20)	200	200,652
3.45%, 03/15/22 (Call 01/15/22)	300	298,460
4.85%, 06/15/44 (Call 12/15/43)	100	96,399
Actavis Inc.
1.88%, 10/01/17	150	149,681
AmerisourceBergen Corp.
3.25%, 03/01/25 (Call 12/01/24)	100	96,461
AstraZeneca PLC
1.95%, 09/18/19[c]	25	24,983
4.00%, 09/18/42[c]	100	96,951
Baxalta Inc.
2.88%, 06/23/20 (Call 05/23/20)[b]	50	49,906
4.00%, 06/23/25 (Call 03/23/25)[b]	40	40,213
Bayer U.S. Finance LLC
3.38%, 10/08/24[b]	200	201,377

Security	Principal (000s)	Value
Bristol-Myers Squibb Co.
4.50%, 03/01/44 (Call 09/01/43)[c]	$100	$106,773
Cardinal Health Inc.
3.75%, 09/15/25 (Call 06/15/25)	100	101,769
Eli Lilly & Co.
1.95%, 03/15/19	175	176,322
EMD Finance LLC
3.25%, 03/19/25 (Call 12/19/24)[b]	150	145,034
Endo Finance LLC/Endo Finco Inc.
5.38%, 01/15/23 (Call 07/15/17)[b]	100	98,070
Express Scripts Holding Co.
2.25%, 06/15/19	250	249,408
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	25	24,832
6.38%, 05/15/38	100	128,224
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	50	50,292
Johnson & Johnson
3.38%, 12/05/23[c]	250	264,966
4.38%, 12/05/33 (Call 06/05/33)	20	21,761
McKesson Corp.
2.28%, 03/15/19	50	49,864
4.88%, 03/15/44 (Call 09/15/43)	100	101,418
Mead Johnson Nutrition Co.
3.00%, 11/15/20	30	30,181
4.13%, 11/15/25	25	25,309
Merck & Co. Inc.
2.75%, 02/10/25 (Call 11/10/24)	250	244,341
2.80%, 05/18/23	50	49,995
4.15%, 05/18/43	100	99,350
Novartis Capital Corp.
2.40%, 09/21/22	250	248,714
Perrigo Finance PLC
3.50%, 12/15/21 (Call 10/15/21)	200	195,479
Pfizer Inc.
1.10%, 05/15/17	150	149,912
6.20%, 03/15/19	50	56,782
Valeant Pharmaceuticals International Inc.
5.50%, 03/01/23 (Call 03/01/18)[b]	100	84,000
5.88%, 05/15/23 (Call 05/15/18)[b]	25	21,047
6.13%, 04/15/25 (Call 04/15/20)[b]	100	84,125
6.38%, 10/15/20 (Call 10/15/16)[b]	50	44,750
6.75%, 08/15/18 (Call 11/30/15)[b]	25	24,127

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
Wyeth LLC
5.95%, 04/01/37[c]	$200	$239,900

		5,058,055
PIPELINES — 1.03%
APT Pipelines Ltd.
4.20%, 03/23/25 (Call 12/23/24)[b]	150	144,692
Buckeye Partners LP
4.15%, 07/01/23 (Call 04/01/23)	50	45,816
Colonial Pipeline Co.
3.75%, 10/01/25 (Call 07/01/25)[b,c]	100	101,851
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.00%, 12/15/20 (Call 12/15/16)	50	44,250
DCP Midstream LLC
5.35%, 03/15/20[b]	100	93,036
Enable Midstream Partners LP
3.90%, 05/15/24 (Call 02/15/24)[b]	50	40,018
Enbridge Energy Partners LP
5.50%, 09/15/40 (Call 03/15/40)	30	25,224
5.88%, 10/15/25 (Call 07/15/25)[c]	100	101,279
Enbridge Inc.
3.50%, 06/10/24 (Call 03/10/24)	25	21,918
Energy Transfer Equity LP
7.50%, 10/15/20	50	53,760
Energy Transfer Partners LP
5.15%, 03/15/45 (Call 09/15/44)	50	39,884
5.20%, 02/01/22 (Call 11/01/21)	275	274,231
EnLink Midstream Partners LP
5.60%, 04/01/44 (Call 10/01/43)	50	43,106
Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)	300	288,547
4.85%, 03/15/44 (Call 09/15/43)	100	90,182
4.90%, 05/15/46 (Call 11/15/45)	25	22,758
Genesis Energy LP/Genesis Energy Finance Corp.
5.75%, 02/15/21 (Call 02/15/17)	50	46,750
Gulfstream Natural Gas System LLC
4.60%, 09/15/25 (Call 06/15/25)[b]	100	99,500
Kinder Morgan Energy Partners LP
6.95%, 01/15/38	25	24,255
Kinder Morgan Inc./DE
3.05%, 12/01/19 (Call 11/01/19)	450	437,034

Security	Principal (000s)	Value
4.30%, 06/01/25 (Call 03/01/25)[c]	$100	$90,307
5.30%, 12/01/34 (Call 06/01/34)	100	84,660
5.55%, 06/01/45 (Call 12/01/44)	100	83,934
Magellan Midstream Partners LP
3.20%, 03/15/25 (Call 12/15/24)	150	137,688
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.
5.50%, 02/15/23 (Call 08/15/17)	100	98,500
NGPL PipeCo LLC
9.63%, 06/01/19 (Call 11/30/15)[b]	50	46,875
ONEOK Inc.
7.50%, 09/01/23 (Call 06/01/23)	50	49,375
ONEOK Partners LP
5.00%, 09/15/23 (Call 06/15/23)[c]	125	118,731
Plains All American Pipeline LP/PAA Finance Corp.
3.60%, 11/01/24 (Call 08/01/24)	250	230,848
Regency Energy Partners LP/Regency Energy Finance Corp.
5.88%, 03/01/22 (Call 12/01/21)	50	51,213
Rockies Express Pipeline LLC
5.63%, 04/15/20[b]	50	50,250
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (Call 11/01/20)	100	99,250
5.63%, 03/01/25 (Call 12/01/24)[b]	100	95,875
Spectra Energy Capital LLC
8.00%, 10/01/19	50	57,635
Spectra Energy Partners LP
3.50%, 03/15/25 (Call 12/15/24)	100	92,770
Sunoco Logistics Partners Operations LP
5.35%, 05/15/45 (Call 11/15/44)	100	79,102
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.25%, 11/15/23 (Call 05/15/18)	50	43,750
5.00%, 01/15/18 (Call 10/15/17)[b]	50	49,250
TC PipeLines LP
4.38%, 03/13/25 (Call 12/13/24)	25	24,020
Tesoro Logistics LP/Tesoro Logistics Finance Corp.
6.25%, 10/15/22 (Call 10/15/18)[b,c]	50	52,000
TransCanada PipeLines Ltd.
4.63%, 03/01/34 (Call 12/01/33)	25	23,911
7.63%, 01/15/39	150	196,968

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
Western Gas Partners LP
3.95%, 06/01/25 (Call 03/01/25)	$85	$77,349
Williams Companies Inc. (The)
4.55%, 06/24/24 (Call 03/24/24)	150	125,437
Williams Partners LP
4.30%, 03/04/24 (Call 12/04/23)	275	244,624
Williams Partners LP/ACMP Finance Corp.
6.13%, 07/15/22 (Call 01/15/17)[c]	100	100,000

		4,442,413
REAL ESTATE — 0.26%
CBRE Services Inc.
4.88%, 03/01/26 (Call 12/01/25)	100	99,376
China Overseas Finance Cayman VI Ltd.
6.45%, 06/11/34[d]	200	215,066
Country Garden Holdings Co. Ltd.
7.88%, 05/27/19 (Call 05/27/17)[d]	200	213,560
Scentre Group Trust 1/Scentre Group Trust 2
2.38%, 11/05/19 (Call 10/05/19)[b]	100	98,936
Sun Hung Kai Properties Capital Market Ltd.
3.63%, 01/16/23[d]	200	202,437
Vonovia Finance BV
3.20%, 10/02/17[b]	100	101,690
WEA Finance LLC/Westfield UK & Europe Finance PLC
2.70%, 09/17/19 (Call 08/17/19)[b]	200	199,327

		1,130,392
REAL ESTATE INVESTMENT TRUSTS — 0.53%
American Tower Corp.
3.40%, 02/15/19	200	203,940
ARC Properties Operating Partnership LP
2.00%, 02/06/17	50	49,285
AvalonBay Communities Inc.
3.45%, 06/01/25 (Call 03/03/25)[c]	30	29,826
Boston Properties LP
3.80%, 02/01/24 (Call 11/01/23)[c]	175	178,371
Camden Property Trust
3.50%, 09/15/24 (Call 06/15/24)	100	98,114

Security	Principal (000s)	Value
Communications Sales & Leasing Inc./CSL Capital LLC
6.00%, 04/15/23 (Call 04/15/18)[b]	$25	$24,312
Corporate Office Properties LP
5.25%, 02/15/24 (Call 11/15/23)	25	25,489
Crown Castle International Corp.
4.88%, 04/15/22	25	26,469
5.25%, 01/15/23	40	43,050
DDR Corp.
3.63%, 02/01/25 (Call 11/01/24)[c]	100	94,511
Digital Delta Holdings LLC
4.75%, 10/01/25 (Call 07/01/25)[b]	50	50,574
Digital Realty Trust LP
3.95%, 07/01/22 (Call 05/01/22)	50	49,881
Duke Realty LP
4.38%, 06/15/22 (Call 03/15/22)	50	52,185
ERP Operating LP
2.38%, 07/01/19 (Call 06/01/19)	100	100,468
4.50%, 06/01/45 (Call 12/01/44)	30	30,292
HCP Inc.
5.38%, 02/01/21 (Call 11/03/20)	150	165,064
Host Hotels & Resorts LP
4.00%, 06/15/25 (Call 03/15/25)	75	72,484
iStar Inc.
4.00%, 11/01/17 (Call 08/01/17)	100	97,750
Kimco Realty Corp.
4.25%, 04/01/45 (Call 10/01/44)	100	91,232
Mack-Cali Realty LP
3.15%, 05/15/23 (Call 02/15/23)	25	22,195
Prologis LP
4.25%, 08/15/23 (Call 05/15/23)	150	155,868
Realty Income Corp.
3.88%, 07/15/24 (Call 04/15/24)	50	49,718
Simon Property Group LP
2.20%, 02/01/19 (Call 11/01/18)	50	50,336
3.75%, 02/01/24 (Call 11/01/23)	200	206,972
Ventas Realty LP
3.50%, 02/01/25 (Call 11/01/24)	200	192,300
Weyerhaeuser Co.
7.38%, 03/15/32	100	124,659

		2,285,345

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
RETAIL — 1.00%
1011778 BC ULC/New Red Finance Inc.
6.00%, 04/01/22 (Call 10/01/17)[b]	$100	$104,625
AmeriGas Finance LLC/AmeriGas Finance Corp.
7.00%, 05/20/22 (Call 05/20/17)	50	52,750
Asbury Automotive Group Inc.
6.00%, 12/15/24 (Call 12/15/19)	50	52,875
AutoNation Inc.
3.35%, 01/15/21 (Call 12/15/20)	45	45,385
AutoZone Inc.
3.25%, 04/15/25 (Call 01/15/25)	35	34,021
Best Buy Co. Inc.
5.00%, 08/01/18	50	53,250
Bon-Ton Department Stores Inc. (The)
8.00%, 06/15/21 (Call 06/15/16)	50	28,250
Claire’s Stores Inc.
9.00%, 03/15/19 (Call 11/30/15)[b]	50	40,875
Costco Wholesale Corp.
1.75%, 02/15/20	350	347,297
CVS Health Corp.
1.20%, 12/05/16	100	100,067
5.13%, 07/20/45 (Call 01/20/45)	50	53,521
5.75%, 06/01/17	165	176,230
6.13%, 09/15/39	100	119,343
Dollar General Corp.
3.25%, 04/15/23 (Call 01/15/23)	25	23,910
Ferrellgas LP/Ferrellgas Finance Corp.
6.50%, 05/01/21 (Call 05/01/16)	50	46,375
Home Depot Inc. (The)
2.00%, 06/15/19 (Call 05/15/19)	250	253,269
4.40%, 03/15/45 (Call 09/15/44)	100	103,666
5.88%, 12/16/36	25	30,746
JC Penney Corp. Inc.
5.65%, 06/01/20[c]	100	91,500
Kohl’s Corp.
4.25%, 07/17/25 (Call 04/17/25)	150	148,796
L Brands Inc.
5.63%, 02/15/22	150	162,750
Lowe’s Companies Inc.
4.65%, 04/15/42 (Call 10/15/41)[c]	25	26,320

Security	Principal (000s)	Value
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)	$250	$233,091
McDonald’s Corp.
2.63%, 01/15/22	200	195,206
3.70%, 02/15/42	25	20,785
Michaels Stores Inc.
5.88%, 12/15/20 (Call 12/15/16)[b,c]	50	52,750
Neiman Marcus Group Ltd. LLC
8.00%, 10/15/21 (Call 10/15/16)[b]	50	51,937
New Albertsons Inc.
7.45%, 08/01/29	50	48,750
Penske Automotive Group Inc.
5.38%, 12/01/24 (Call 12/01/19)	50	50,750
5.75%, 10/01/22 (Call 10/01/17)	15	15,488
PVH Corp.
4.50%, 12/15/22 (Call 12/15/17)	50	50,125
QVC Inc.
4.85%, 04/01/24	25	24,406
Rite Aid Corp.
6.75%, 06/15/21 (Call 06/15/16)	75	80,531
Sally Holdings LLC/Sally Capital Inc.
5.75%, 06/01/22 (Call 06/01/17)	50	52,750
Starbucks Corp.
3.85%, 10/01/23 (Call 07/01/23)	100	106,479
Suburban Propane Partners LP/Suburban Energy Finance Corp.
5.50%, 06/01/24 (Call 06/01/19)	100	97,000
Target Corp.
3.50%, 07/01/24	250	259,441
Toys R Us Property Co. II LLC
8.50%, 12/01/17 (Call 11/30/15)	50	48,375
Wal-Mart Stores Inc.
4.25%, 04/15/21	125	138,320
4.30%, 04/22/44 (Call 10/22/43)	100	101,472
6.50%, 08/15/37[c]	270	352,541
Walgreens Boots Alliance Inc.
3.30%, 11/18/21 (Call 09/18/21)	250	249,071

		4,325,089
SAVINGS & LOANS — 0.05%
Nationwide Building Society
2.35%, 01/21/20[b]	200	200,124

		200,124

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
SEMICONDUCTORS — 0.27%
Advanced Micro Devices Inc.
7.50%, 08/15/22	$50	$36,250
Amkor Technology Inc.
6.63%, 06/01/21 (Call 11/30/15)[c]	50	49,250
Applied Materials Inc.
3.90%, 10/01/25 (Call 07/01/25)	65	64,831
5.85%, 06/15/41	50	54,271
Freescale Semiconductor Inc.
5.00%, 05/15/21 (Call 05/15/16)[b]	50	51,625
Intel Corp.
1.35%, 12/15/17	250	250,582
4.80%, 10/01/41	50	51,968
Micron Technology Inc.
5.25%, 08/01/23 (Call 02/01/18)[b]	50	48,849
NXP BV/NXP Funding LLC
4.13%, 06/15/20[b]	200	204,000
QUALCOMM Inc.
2.25%, 05/20/20[c]	55	54,533
3.45%, 05/20/25 (Call 02/20/25)	100	95,273
4.80%, 05/20/45 (Call 11/20/44)	50	43,158
Sensata Technologies BV
4.88%, 10/15/23[b]	50	48,937
Texas Instruments Inc.
1.65%, 08/03/19	100	98,495

		1,152,022
SHIPBUILDING — 0.01%
Huntington Ingalls Industries Inc.
5.00%, 12/15/21 (Call 12/15/17)[b]	50	52,000

		52,000
SOFTWARE — 0.53%
Activision Blizzard Inc.
5.63%, 09/15/21 (Call 09/15/16)[b]	40	42,308
Audatex North America Inc.
6.00%, 06/15/21 (Call 06/15/17)[b]	40	40,280
Autodesk Inc.
4.38%, 06/15/25 (Call 03/15/25)	40	40,317
BMC Software Finance Inc.
8.13%, 07/15/21 (Call 07/15/16)[b]	15	11,606
Boxer Parent Co. Inc.
9.00% (9.75%, PIK), 10/15/19 (Call 11/30/15)[b,g]	25	17,875

Security	Principal (000s)	Value
Dubai DOF Sukuk Ltd.
3.88%, 01/30/23[d]	$200	$204,800
Fidelity National Information Services Inc.
3.63%, 10/15/20 (Call 09/15/20)	50	50,798
5.00%, 03/15/22 (Call 03/15/17)	50	52,022
5.00%, 10/15/25 (Call 07/15/25)	100	102,152
First Data Corp.
6.75%, 11/01/20 (Call 11/30/15)[b]	100	105,375
8.25%, 01/15/21 (Call 01/15/16)[b]	75	78,656
12.63%, 01/15/21 (Call 01/15/16)	100	114,625
Infor U.S. Inc.
6.50%, 05/15/22 (Call 05/15/18)[b]	25	23,687
Italics Merger Sub Inc.
7.13%, 07/15/23 (Call 07/15/18)[b,c]	25	24,800
Microsoft Corp.
2.00%, 11/03/20	70	70,268
3.50%, 02/12/35 (Call 08/12/34)	150	139,218
3.63%, 12/15/23 (Call 09/15/23)[c]	275	291,899
3.75%, 02/12/45 (Call 08/12/44)	100	91,353
4.75%, 11/03/55	50	50,448
Nuance Communications Inc.
5.38%, 08/15/20 (Call 08/15/16)[b]	50	51,000
Oracle Corp.
2.25%, 10/08/19[c]	225	227,816
2.50%, 05/15/22 (Call 03/15/22)	150	148,033
3.63%, 07/15/23	50	51,954
3.90%, 05/15/35 (Call 11/15/34)	100	94,748
4.50%, 07/08/44 (Call 01/08/44)	150	150,232

		2,276,270
STORAGE & WAREHOUSING — 0.04%
Algeco Scotsman Global Finance PLC
8.50%, 10/15/18 (Call 11/30/15)[b,c]	200	174,500

		174,500
TELECOMMUNICATIONS — 2.03%
Alcatel-Lucent USA Inc.
6.75%, 11/15/20 (Call 11/15/16)[b]	200	212,500
Altice Financing SA
6.63%, 02/15/23 (Call 02/15/18)[b]	200	200,500
America Movil SAB de CV
6.38%, 03/01/35	125	144,269

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
AT&T Inc.
1.40%, 12/01/17	$450	$448,268
3.90%, 03/11/24 (Call 12/11/23)[c]	175	178,275
4.35%, 06/15/45 (Call 12/15/44)	400	346,185
4.45%, 05/15/21	75	80,439
4.50%, 05/15/35 (Call 11/15/34)[c]	50	46,609
5.35%, 09/01/40[c]	25	24,862
Avaya Inc.
10.50%, 03/01/21 (Call 03/01/17)[b]	50	19,375
Bharti Airtel International Netherlands BV
5.13%, 03/11/23[d]	200	212,162
British Telecommunications PLC
2.35%, 02/14/19	200	200,827
CenturyLink Inc.
5.63%, 04/01/25 (Call 01/01/25)[c]	50	44,875
5.80%, 03/15/22[c]	50	48,625
7.60%, 09/15/39	50	42,750
Series V
5.63%, 04/01/20	40	40,046
Cisco Systems Inc.
1.10%, 03/03/17	250	250,702
5.50%, 01/15/40	115	135,242
CommScope Inc.
5.50%, 06/15/24 (Call 06/15/19)[b]	50	49,500
CommScope Technologies Finance LLC
6.00%, 06/15/25 (Call 06/15/20)[b]	25	25,375
Consolidated Communications Inc.
6.50%, 10/01/22 (Call 10/01/17)	25	22,113
Deutsche Telekom International Finance BV
8.75%, 06/15/30	125	178,068
Digicel Group Ltd.
8.25%, 09/30/20 (Call 09/30/16)[d]	200	177,000
Frontier Communications Corp.
7.63%, 04/15/24	50	44,750
8.50%, 04/15/20	100	103,000
9.00%, 08/15/31	50	45,225
11.00%, 09/15/25 (Call 06/15/25)[b]	100	104,812
Harris Corp.
4.40%, 12/15/20	100	105,295
Hughes Satellite Systems Corp.
7.63%, 06/15/21	50	54,500

Security	Principal (000s)	Value
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 08/01/18)	$40	$32,975
7.25%, 10/15/20 (Call 11/30/15)	50	45,625
Intelsat Luxembourg SA
6.75%, 06/01/18 (Call 06/01/16)	100	88,750
7.75%, 06/01/21	75	44,250
Level 3 Financing Inc.
5.38%, 08/15/22 (Call 08/15/17)	50	50,875
7.00%, 06/01/20 (Call 06/01/16)	50	53,000
Motorola Solutions Inc.
3.50%, 09/01/21[c]	100	93,846
Ooredoo International Finance Ltd.
3.25%, 02/21/23[b]	200	198,504
Orange SA
5.50%, 02/06/44 (Call 08/06/43)	100	111,163
Plantronics Inc.
5.50%, 05/31/23 (Call 05/15/18)[b]	50	50,875
Qwest Corp.
6.75%, 12/01/21	25	26,875
Rogers Communications Inc.
4.10%, 10/01/23 (Call 07/01/23)	100	103,450
Sprint Capital Corp.
6.88%, 11/15/28	100	83,000
Sprint Communications Inc.
7.00%, 08/15/20	50	46,375
9.00%, 11/15/18[b]	150	164,906
Sprint Corp.
7.13%, 06/15/24	100	87,813
7.25%, 09/15/21	90	82,688
7.88%, 09/15/23	150	138,750
T-Mobile USA Inc.
6.25%, 04/01/21 (Call 04/01/17)	100	103,240
6.38%, 03/01/25 (Call 09/01/19)	50	50,125
6.54%, 04/28/20 (Call 04/28/16)	100	102,500
6.63%, 04/01/23 (Call 04/01/18)	100	102,156
Telecom Italia Capital SA
7.20%, 07/18/36	100	103,000
Telefonica Emisiones SAU
5.46%, 02/16/21	275	306,914
Verizon Communications Inc.
3.50%, 11/01/24 (Call 08/01/24)	200	199,824
4.15%, 03/15/24 (Call 12/15/23)	50	52,275
4.27%, 01/15/36	450	412,366
4.50%, 09/15/20[c]	500	542,762

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
5.01%, 08/21/54	$200	$185,605
5.05%, 03/15/34 (Call 12/15/33)	575	581,818
VimpelCom Holdings BV
7.50%, 03/01/22[d]	200	210,500
Vodafone Group PLC
1.50%, 02/19/18	250	247,255
6.15%, 02/27/37	100	106,917
West Corp.
5.38%, 07/15/22 (Call 07/15/17)[b,c]	50	47,625
Wind Acquisition Finance SA
4.75%, 07/15/20 (Call 07/15/16)[b,c]	200	203,500
Windstream Services LLC
7.50%, 06/01/22 (Call 06/01/17)[c]	40	33,250
7.88%, 11/01/17	50	53,031

		8,734,532
TOYS, GAMES & HOBBIES — 0.01%
Hasbro Inc.
3.15%, 05/15/21 (Call 03/15/21)	25	24,726

		24,726
TRANSPORTATION — 0.55%
Air Medical Merger Sub Corp.
6.38%, 05/15/23 (Call 05/15/18)[b,c]	25	22,750
AP Moeller – Maersk AS
3.88%, 09/28/25 (Call 06/28/25)[b]	150	145,826
Burlington Northern Santa Fe LLC
3.75%, 04/01/24 (Call 01/01/24)	25	25,761
4.15%, 04/01/45 (Call 10/01/44)	50	47,005
4.70%, 10/01/19	200	218,125
4.90%, 04/01/44 (Call 10/01/43)	125	130,456
Canadian Pacific Railway Co.
2.90%, 02/01/25 (Call 11/01/24)	50	47,716
4.80%, 08/01/45 (Call 02/01/45)	45	45,781
CSX Corp.
3.35%, 11/01/25 (Call 08/01/25)	55	55,132
4.10%, 03/15/44 (Call 09/15/43)	10	9,212
4.75%, 05/30/42 (Call 11/30/41)	150	151,795
FedEx Corp.
3.20%, 02/01/25	250	243,307
4.75%, 11/15/45 (Call 05/15/45)	35	34,832

Security	Principal (000s)	Value
Florida East Coast Holdings Corp.
6.75%, 05/01/19 (Call 05/01/16)[b]	$50	$50,363
JB Hunt Transport Services Inc.
3.30%, 08/15/22 (Call 06/15/22)	100	100,056
Kazakhstan Temir Zholy Finance BV
6.38%, 10/06/20[b]	200	195,400
Martin Midstream Partners LP/Martin Midstream Finance Corp.
7.25%, 02/15/21 (Call 02/15/17)	15	14,138
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc.
7.38%, 01/15/22 (Call 01/15/17)[b]	100	78,625
Norfolk Southern Corp.
4.65%, 01/15/46	30	30,141
4.80%, 08/15/43 (Call 02/15/43)	150	152,517
Ryder System Inc.
2.50%, 05/11/20 (Call 04/11/20)	35	34,529
2.88%, 09/01/20 (Call 08/01/20)	85	84,912
Union Pacific Corp.
2.25%, 06/19/20 (Call 05/19/20)	100	101,002
3.88%, 02/01/55 (Call 08/01/54)	100	89,883
United Parcel Service Inc.
1.13%, 10/01/17	200	200,707
6.20%, 01/15/38	25	32,344
XPO Logistics Inc.
6.50%, 06/15/22 (Call 06/15/18)[b]	50	44,625

		2,386,940
TRUCKING & LEASING — 0.09%
Aviation Capital Group Corp.
4.88%, 10/01/25 (Call 07/01/25)[b]	100	100,270
GATX Corp.
3.25%, 03/30/25 (Call 12/30/24)	100	94,302
Penske Truck Leasing Co. LP/PTL Finance Corp.
3.75%, 05/11/17[b,c]	200	205,564

		400,136
WATER — 0.02%
American Water Capital Corp.
4.30%, 09/01/45 (Call 03/01/45)	75	76,381

		76,381

TOTAL CORPORATE BONDS & NOTES
(Cost: $155,345,015)		149,684,479

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
FOREIGN GOVERNMENT OBLIGATIONS[i] — 5.12%

ARGENTINA — 0.07%
Argentina Bonar Bonds
8.75%, 05/07/24	$75	$75,803
Argentine Republic Government International Bond
1.00%, 12/31/38[c,h]	100	63,350
8.28%, 12/31/33[h]	161	178,970

		318,123
BAHRAIN — 0.05%
Bahrain Government International Bond
6.13%, 08/01/23[d]	200	210,100

		210,100
BELGIUM — 0.05%
Belgium Government International Bond
2.88%, 09/18/24[d]	200	206,379

		206,379
BRAZIL — 0.23%
Banco Nacional de Desenvolvimento Economico e Social
5.50%, 07/12/20[d]	200	188,000
Brazilian Government International Bond
4.88%, 01/22/21[c]	100	98,150
7.13%, 01/20/37	125	121,438
8.75%, 02/04/25	300	360,000
10.13%, 05/15/27	100	132,000
12.25%, 03/06/30	50	76,000

		975,588
CANADA — 0.48%
Canada Government International Bond
0.88%, 02/14/17	125	125,215
Export Development Canada
1.00%, 05/15/17	250	250,933
Province of British Columbia Canada
2.00%, 10/23/22	125	123,048
Province of Manitoba Canada
3.05%, 05/14/24	100	102,575

Security	Principal (000s)	Value
Province of Ontario Canada
1.10%, 10/25/17	$775	$774,934
2.00%, 01/30/19	50	50,616
3.20%, 05/16/24	200	208,354
4.95%, 11/28/16	75	78,391
Province of Quebec Canada
2.88%, 10/16/24	100	101,305
4.63%, 05/14/18	225	243,614

		2,058,985
CHILE — 0.05%
Chile Government International Bond
3.13%, 03/27/25[c]	200	200,702

		200,702
COLOMBIA — 0.10%
Colombia Government International Bond
2.63%, 03/15/23 (Call 12/15/22)[c]	200	181,000
5.63%, 02/26/44 (Call 08/26/43)	200	194,333
8.13%, 05/21/24[c]	50	61,862

		437,195
COSTA RICA — 0.04%
Costa Rica Government International Bond
4.25%, 01/26/23[d]	200	180,000

		180,000
CROATIA — 0.05%
Croatia Government International Bond
6.00%, 01/26/24[d]	200	211,750

		211,750
DENMARK — 0.07%
Kommunekredit
1.13%, 01/16/18[d]	300	300,474

		300,474
DOMINICAN REPUBLIC — 0.05%
Dominican Republic International Bond
6.60%, 01/28/24[d]	100	106,250
7.45%, 04/30/44[d]	100	105,500

		211,750

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
ECUADOR — 0.04%
Ecuador Government International Bond
10.50%, 03/24/20[d]	$200	$166,000

		166,000
EL SALVADOR — 0.04%
El Salvador Government International Bond
6.38%, 01/18/27[d]	200	178,500

		178,500
FINLAND — 0.05%
Finland Government International Bond
1.75%, 09/10/19[b]	200	202,074

		202,074
FRANCE — 0.21%
Caisse d’Amortissement de la Dette Sociale
3.00%, 10/26/20	350	369,068
5.25%, 11/02/16	500	522,433

		891,501
GERMANY — 0.07%
FMS Wertmanagement AoeR
1.00%, 11/21/17	200	199,982
State of North Rhine-Westphalia
1.63%, 01/22/20[d]	100	99,578

		299,560
GUATEMALA — 0.05%
Guatemala Government Bond
5.75%, 06/06/22[c,d]	200	212,000

		212,000
HUNGARY — 0.09%
Hungary Government International Bond
4.00%, 03/25/19	122	127,795
5.38%, 03/25/24	200	221,000
6.38%, 03/29/21	50	57,495

		406,290
INDONESIA — 0.17%
Indonesia Government International Bond
3.38%, 04/15/23[d]	200	190,564

Security	Principal (000s)	Value
5.88%, 03/13/20[d]	$100	$110,953
6.75%, 01/15/44[d]	200	226,338
Perusahaan Penerbit SBSN Indonesia III
4.35%, 09/10/24[d]	200	194,260

		722,115
ITALY — 0.04%
Italy Government International Bond
6.88%, 09/27/23	150	188,872

		188,872
IVORY COAST — 0.04%
Ivory Coast Government International Bond
6.38%, 03/03/28[d]	200	184,250

		184,250
JAPAN — 0.09%
Japan Bank for International Cooperation/Japan
1.13%, 07/19/17	400	399,902

		399,902
LEBANON — 0.07%
Lebanese Republic
6.65%, 02/26/30[d]	200	198,000
Lebanon Government International Bond
6.00%, 01/27/23[d]	100	98,895
6.75%, 11/29/27[d]	25	25,204

		322,099
MEXICO — 0.18%
Mexico Government International Bond
3.60%, 01/30/25[c]	200	198,724
4.00%, 10/02/23	50	51,500
5.55%, 01/21/45	300	317,536
5.95%, 03/19/19	200	224,819

		792,579
NORWAY — 0.06%
Kommunalbanken AS
2.13%, 03/15/19[b]	250	255,257

		255,257

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
PANAMA — 0.05%
Panama Government International Bond
4.00%, 09/22/24 (Call 06/22/24)	$200	$203,640

		203,640
PERU — 0.05%
Peruvian Government International Bond
5.63%, 11/18/50	200	216,370

		216,370
PHILIPPINES — 0.13%
Philippine Government International Bond
5.00%, 01/13/37	200	237,250
6.50%, 01/20/20	200	236,750
9.50%, 02/02/30	50	80,500

		554,500
POLAND — 0.05%
Poland Government International Bond
5.00%, 03/23/22	200	225,200

		225,200
QATAR — 0.08%
Qatar Government International Bond
4.50%, 01/20/22[b]	200	222,300
6.40%, 01/20/40[b]	100	132,973

		355,273
RUSSIA — 0.18%
Russian Foreign Bond – Eurobond
3.50%, 01/16/19[d]	200	201,750
5.63%, 04/04/42[d]	200	199,300
7.50%, 03/31/30[d,f]	309	367,987

		769,037
SERBIA — 0.05%
Republic of Serbia
4.88%, 02/25/20[d]	200	206,250

		206,250
SLOVENIA — 0.05%
Slovenia Government International Bond
4.13%, 02/18/19[b]	200	212,160

		212,160

Security	Principal (000s)	Value
SOUTH AFRICA — 0.05%
South Africa Government International Bond
5.88%, 09/16/25[c]	$200	$217,000

		217,000
SOUTH KOREA — 0.12%
Export-Import Bank of Korea
2.88%, 09/17/18	200	205,046
4.00%, 01/29/21	100	108,057
Republic of Korea
3.88%, 09/11/23[c]	200	217,256

		530,359
SRI LANKA — 0.09%
Sri Lanka Government International Bond
5.13%, 04/11/19[d]	400	393,007

		393,007
SUPRANATIONAL — 1.38%
African Development Bank
1.13%, 03/15/17	300	301,583
Asian Development Bank
2.00%, 01/22/25	250	244,008
2.25%, 08/18/17	350	358,676
Council of Europe Development Bank
1.63%, 03/10/20	350	350,499
European Bank for Reconstruction & Development
0.75%, 09/01/17[c]	350	349,276
European Investment Bank
0.88%, 04/18/17	1,575	1,577,413
1.88%, 02/10/25	200	192,538
2.50%, 04/15/21	50	51,701
3.25%, 01/29/24	450	485,063
Inter-American Development Bank
2.38%, 08/15/17[c]	575	590,518
4.38%, 01/24/44	100	119,974
International Bank for Reconstruction & Development
1.13%, 07/18/17	675	678,440
2.50%, 11/25/24	250	254,687
2.50%, 07/29/25	150	152,473
International Finance Corp.
1.75%, 09/16/19	25	25,330

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
Nordic Investment Bank
1.00%, 03/07/17	$200	$200,666

		5,932,845
SWEDEN — 0.07%
Sweden Government International Bond
0.88%, 01/23/18[b]	300	299,345

		299,345
TURKEY — 0.18%
Republic of Turkey
7.50%, 11/07/19	250	287,812
Turkey Government International Bond
6.25%, 09/26/22	200	222,500
6.75%, 05/30/40	200	228,000
7.38%, 02/05/25[c]	20	23,948

		762,260
UKRAINE — 0.05%
Ukraine Government International Bond
6.25%, 06/17/16[d]	200	154,060
7.75%, 09/23/20[d]	100	75,063

		229,123
URUGUAY — 0.04%
Uruguay Government International Bond
5.10%, 06/18/50	200	181,000

		181,000
VENEZUELA — 0.06%
Venezuela Government International Bond
7.00%, 12/01/18[d]	150	65,250
7.00%, 03/31/38[d]	150	55,875
11.75%, 10/21/26[d]	150	66,375
11.95%, 08/05/31[d]	50	22,500
12.75%, 08/23/22[d]	75	35,625

		245,625

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost: $22,525,279)		22,065,039

Security	Principal (000s)	Value
MUNICIPAL DEBT OBLIGATIONS — 0.71%

CALIFORNIA — 0.36%
Bay Area Toll Authority RB BAB
6.26%, 04/01/49	$60	$80,130
Series S1
7.04%, 04/01/50	200	276,074
Los Angeles Community College District/CA GO BAB
6.75%, 08/01/49	100	142,639
Los Angeles Department of Water & Power RB BAB
6.57%, 07/01/45	100	135,194
Los Angeles Unified School District/CA GO BAB
5.75%, 07/01/34	150	179,601
State of California GO BAB
7.55%, 04/01/39	430	634,671
7.63%, 03/01/40	35	51,493
University of California RB
Series AN
4.77%, 05/15/44 (Call 05/15/24)	50	50,597

		1,550,399
ILLINOIS — 0.12%
City of Chicago IL GO
Series B
6.31%, 01/01/44	50	46,727
Illinois State Toll Highway Authority RB BAB
6.18%, 01/01/34	100	125,107
State of Illinois GO
5.10%, 06/01/33[c]	350	322,875

		494,709
NEW JERSEY — 0.04%
New Jersey Economic Development Authority RB
Series A
7.43%, 02/15/29 (NPFGC)	25	28,173
Series B
0.00%, 02/15/22 (AGM)	100	75,714
New Jersey State Turnpike Authority RB BAB
Series F
7.41%, 01/01/40	25	34,967

76	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
New Jersey Transportation Trust Fund Authority RB BAB
Series C
5.75%, 12/15/28	$50	$51,956

		190,810
NEW YORK — 0.11%
City of New York NY GO BAB
5.99%, 12/01/36	55	66,980
Metropolitan Transportation Authority RB BAB
6.67%, 11/15/39[c]	200	258,040
New York City Water & Sewer System RB BAB
5.88%, 06/15/44	65	83,581
Port Authority of New York & New Jersey RB
4.93%, 10/01/51	25	26,391
5.65%, 11/01/40 (GOI)	25	29,716

		464,708
OHIO — 0.01%
Ohio State University (The) RB BAB
4.91%, 06/01/40	50	56,100

		56,100
OREGON — 0.03%
Oregon School Boards Association GOL
Series B
5.68%, 06/30/28 (NPFGC)	100	120,147

		120,147
TEXAS — 0.04%
Dallas Area Rapid Transit RB BAB
6.00%, 12/01/44	100	129,779
State of Texas GO BAB
5.52%, 04/01/39	50	62,656

		192,435

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost: $3,311,250)		3,069,308

Security	Principal (000s)	Value
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 56.57%

MORTGAGE-BACKED SECURITIES — 24.04%
Fannie Mae Multifamily REMIC.
Series 2014-M13, Class A2
3.02%, 08/25/24[a]	$10	$10,249
Federal Home Loan Mortgage Corp.
2.50%, 01/01/30	91	93,204
2.50%, 11/01/30[j]	720	732,600
3.00%, 05/01/29	88	91,060
3.00%, 05/01/30	192	199,819
3.00%, 07/01/30	187	194,286
3.00%, 11/01/30[j]	156	162,143
3.00%, 11/01/45[j]	2,905	2,927,695
3.50%, 11/01/30[j]	185	194,973
3.50%, 04/01/43	65	67,884
3.50%, 08/01/43	184	191,553
3.50%, 01/01/44	209	218,086
3.50%, 01/01/45	98	101,434
3.50%, 03/01/45	85	88,793
3.50%, 10/01/45	124	128,379
3.50%, 11/01/45[j]	653	677,998
4.00%, 11/01/30[j]	50	52,141
4.00%, 06/01/42	222	236,196
4.00%, 07/01/44	92	98,909
4.00%, 06/01/45	117	124,914
4.00%, 08/01/45	583	621,177
4.00%, 11/01/45[j]	1,599	1,698,438
4.50%, 11/01/45[j]	955	1,032,743
Federal National Mortgage Association
2.50%, 03/01/30	479	487,962
2.50%, 08/01/30	116	117,981
2.50%, 11/01/30[j]	4,258	4,334,511
2.50%, 11/01/45[j]	130	126,831
3.00%, 10/01/27	276	288,040
3.00%, 07/01/30	262	273,208
3.00%, 08/01/30	945	983,561
3.00%, 09/01/30	906	942,872
3.00%, 11/01/30[j]	3,042	3,164,631
3.00%, 07/01/43	4,592	4,653,525
3.00%, 11/01/45[j]	7,053	7,129,040
3.50%, 07/01/30	976	1,039,703

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
3.50%, 11/01/30[j]	$2,597	$2,741,864
3.50%, 11/01/42	188	196,405
3.50%, 12/01/42	176	184,056
3.50%, 10/01/43	195	203,576
3.50%, 02/01/45	96	99,710
3.50%, 03/01/45	168	176,060
3.50%, 04/01/45	371	386,496
3.50%, 05/01/45	739	772,021
3.50%, 08/01/45	692	721,309
3.50%, 09/01/45	700	728,745
3.50%, 10/01/45	1,326	1,381,282
3.50%, 11/01/45[j]	1,841	1,916,078
4.00%, 11/01/30[j]	1,519	1,586,406
4.00%, 06/01/42	7,506	8,038,615
4.00%, 12/01/44	368	395,458
4.00%, 02/01/45	776	837,686
4.00%, 05/01/45	419	452,913
4.00%, 06/01/45	62	66,162
4.00%, 07/01/45	1,205	1,287,408
4.00%, 08/01/45	927	989,689
4.00%, 09/01/45	1,554	1,656,416
4.00%, 10/01/45	895	954,057
4.00%, 11/01/45[j]	946	1,006,899
4.50%, 11/01/30[j]	735	759,806
4.50%, 06/01/41	62	67,133
4.50%, 08/01/43	575	624,096
4.50%, 10/01/44	2,368	2,580,451
4.50%, 09/01/45	183	199,128
4.50%, 11/01/45[j]	4,453	4,824,547
5.00%, 11/01/30[j]	243	251,885
5.00%, 04/01/41	1,623	1,813,381
5.00%, 10/01/41	79	87,187
5.00%, 01/01/42	236	259,911
5.00%, 05/01/42	187	206,259
5.00%, 11/01/45[j]	2,813	3,100,453
5.50%, 11/01/45[j]	4,880	5,452,638
FHLMC Multifamily Structured Pass Through Certificates
Series K008, Class A1
2.75%, 12/25/19	36	37,077
Series K020, Class A2
2.37%, 05/25/22	50	50,324
Series K040, Class A2
3.24%, 09/25/24	1,000	1,043,430

Security	Principal (000s)	Value
Government National Mortgage Association
2.50%, 05/20/45	$247	$242,693
3.00%, 03/15/43	42	42,953
3.00%, 11/20/43	88	90,482
3.00%, 12/20/43	119	122,581
3.00%, 06/20/45	538	550,268
3.00%, 11/01/45[j]	1,470	1,501,467
3.50%, 11/15/41	33	35,077
3.50%, 11/20/43	92	97,095
3.50%, 07/20/44	151	159,148
3.50%, 08/20/45	680	713,079
3.50%, 09/20/45	3,056	3,209,354
3.50%, 11/01/45[j]	13,309	13,945,337
4.00%, 07/15/41	56	59,394
4.00%, 10/20/44	81	86,738
4.00%, 01/20/45	75	79,905
4.00%, 11/01/45[j]	387	411,792
4.50%, 04/15/40	88	95,432
4.50%, 11/01/45[j]	603	648,790

		103,715,141
U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.28%
Federal Home Loan Mortgage Corp.
0.88%, 10/14/16	500	501,712
1.00%, 06/29/17	4,000	4,019,855
6.75%, 09/15/29	1,050	1,521,316
Federal National Mortgage Association
1.75%, 09/12/19	3,000	3,040,673
1.88%, 09/18/18	150	153,493
2.63%, 09/06/24	500	511,481
6.25%, 05/15/29	35	48,240
6.63%, 11/15/30[c]	40	57,840

		9,854,610
U.S. GOVERNMENT OBLIGATIONS — 30.25%
U.S. Treasury Note/Bond
0.50%, 01/31/17	12,000	11,994,360
0.50%, 07/31/17[c]	500	498,485
0.63%, 12/15/16	750	751,133
0.63%, 05/31/17[c]	750	749,737
0.63%, 08/31/17[c]	10,000	9,982,900
0.75%, 02/28/18	5,000	4,984,300
0.88%, 01/15/18[c]	6,500	6,503,575

78	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Security	Principal (000s)	Value
0.88%, 07/15/18	$1,500	$1,495,455
1.00%, 03/15/18[c]	1,250	1,253,025
1.00%, 05/15/18	2,000	2,002,600
1.00%, 08/15/18	2,000	1,999,340
1.00%, 11/30/19	10,000	9,848,100
1.13%, 03/31/20	1,000	986,090
1.13%, 04/30/20	500	492,780
1.25%, 01/31/20[c]	9,250	9,184,325
1.25%, 02/29/20	1,000	991,910
1.38%, 02/29/20	1,000	997,860
1.38%, 05/31/20[c]	500	497,530
1.38%, 08/31/20[c]	1,000	994,520
1.50%, 08/31/18[c]	2,500	2,534,000
1.50%, 05/31/20[c]	2,500	2,504,575
1.50%, 01/31/22	4,400	4,316,972
1.63%, 04/30/19	950	963,006
1.63%, 06/30/19	100	101,245
1.75%, 02/28/22[c]	1,000	995,200
1.88%, 09/30/17	1,500	1,532,325
1.88%, 10/31/17	10,000	10,219,900
1.88%, 06/30/20	1,400	1,423,884
1.88%, 08/31/22	1,500	1,499,280
2.00%, 10/31/21	8,000	8,105,200
2.00%, 02/15/22	5,400	5,464,422
2.00%, 02/15/25	300	296,505
2.00%, 08/15/25[c]	300	296,004
2.25%, 11/15/24	840	848,887
2.50%, 05/15/24	150	155,013
2.50%, 02/15/45[c]	100	91,080
2.88%, 08/15/45[c]	2,300	2,272,768
3.00%, 11/15/44	4,660	4,712,845
3.00%, 05/15/45[c]	400	404,720
3.13%, 08/15/44[c]	80	82,986
3.38%, 05/15/44	1,120	1,219,243
3.63%, 02/15/44	450	513,778
3.88%, 08/15/40[c]	3,400	4,023,730
4.25%, 05/15/39	275	344,443
4.25%, 11/15/40[c]	200	250,504
4.38%, 05/15/40	650	828,873
4.38%, 05/15/41	2,000	2,560,920
4.50%, 02/15/36[c]	700	909,776
4.63%, 02/15/40	700	924,532
5.00%, 05/15/37[c]	150	208,440

Security	Principal (000s)	Value
6.25%, 05/15/30[c]	$1,980	$2,907,848
8.13%, 05/15/21[c]	600	804,690

		130,525,619

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost: $245,305,197)		244,095,370

SHORT-TERM INVESTMENTS — 30.18%

MONEY MARKET FUNDS — 30.18%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[e,k,l]	61,268	61,268,443
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[e,k,l]	5,367	5,367,315
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[e,k]	63,587	63,586,637

		130,222,395

TOTAL SHORT-TERM INVESTMENTS
(Cost: $130,222,395)		130,222,395

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (Continued)

iSHARES® CORE TOTAL USD BOND MARKET ETF

October 31, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 129.07%
(Cost: $564,543,986)	$556,894,300
Other Assets, Less Liabilities — (29.07)%	(125,431,168)

NET ASSETS — 100.00%	$431,463,132

BAB — Build America Bond

GO — General Obligation

GOI — General Obligation of the Issuer

GOL — General Obligation Limited

RB — Revenue Bond

Insured by:

AGM — Assured Guaranty Municipal Corp.

NPFGC — National Public Finance Guarantee Corp.

[a]	Variable rate security. Rate shown is as of report date.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Note 2.
[f]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[g]	Payment-in-kind (“PIK”) bond which gives the issuer an option to make coupon payments in cash or in the form of additional bonds. Stated interest rate represents the cash coupon rate.
[h]	Issuer is in default of interest payments.
[i]	Investments are denominated in U.S. dollars.
[j]	To-be-announced (TBA). See Note 1.
[k]	The rate quoted is the annualized seven-day yield of the fund at period end.
[l]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

80	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2015

	iShares Core 1-5 Year USD Bond ETF	iShares Core Total USD Bond Market ETF

ASSETS
Investments, at cost:
Unaffiliated	$425,150,860	$433,788,195
Affiliated (Note 2)	151,353,946	130,755,791

Total cost of investments	$576,504,806	$564,543,986

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$424,365,677	$426,142,071
Affiliated (Note 2)	151,348,528	130,752,229

Total fair value of investments	575,714,205	556,894,300
Cash	14,209	17,929
Receivables:
Investment securities sold	7,827,698	2,869,193
Interest	2,741,310	2,848,428
Tax reclaims	2,663	1,885

Total Assets	586,300,085	562,631,735

LIABILITIES
Payables:
Investment securities purchased	28,739,908	64,496,580
Collateral for securities on loan (Note 1)	127,544,882	66,635,758
Foreign taxes (Note 1)	173	—
Investment advisory fees (Note 2)	42,252	36,265

Total Liabilities	156,327,215	131,168,603

NET ASSETS	$429,972,870	$431,463,132

Net assets consist of:
Paid-in capital	$430,370,769	$439,273,006
Undistributed (distributions in excess of) net investment income	391,636	(19,435)
Undistributed net realized gain (accumulated net realized loss)	1,239	(140,753)
Net unrealized depreciation	(790,774)	(7,649,686)

NET ASSETS	$429,972,870	$431,463,132

Shares outstanding[b]	4,300,000	4,300,000

Net asset value per share	$99.99	$100.34

[a]	Securities on loan with values of $124,283,164 and $64,798,446, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	81

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2015

	iShares Core 1-5 Year USD Bond ETF	iShares Core Total USD Bond Market ETF

NET INVESTMENT INCOME
Interest — unaffiliated	$5,375,714	$6,051,327
Interest — affiliated (Note 2)	9,852	14,078
Securities lending income — affiliated — net (Note 2)	88,195	81,884

Total investment income	5,473,761	6,147,289

EXPENSES
Investment advisory fees (Note 2)	398,200	449,352

Total expenses	398,200	449,352
Less investment advisory fees waived (Note 2)	(16,589)	(327,559)

Net expenses	381,611	121,793

Net investment income	5,092,150	6,025,496

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	6,379	(140,753)
Investments — affiliated (Note 2)	(67)	—
In-kind redemptions — unaffiliated	—	(348,770)

Net realized gain (loss)	6,312	(489,523)

Net change in unrealized appreciation/depreciation[a]	(974,672)	(7,746,228)

Net realized and unrealized loss	(968,360)	(8,235,751)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,123,790	$(2,210,255)

[a]	Net of deferred foreign capital gains taxes of $173 and $ —, respectively.

See notes to financial statements.

82	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Core 1-5 Year USD Bond ETF		iShares Core Total USD Bond Market ETF
	Year ended October 31, 2015	Year ended October 31, 2014	Year ended October 31, 2015	Period from June 10, 2014[a] to October 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$5,092,150	$1,437,402	$6,025,496	$172,892
Net realized gain (loss)	6,312	51,208	(489,523)	88,516
Net change in unrealized appreciation/depreciation	(974,672)	9,022	(7,746,228)	96,542

Net increase (decrease) in net assets resulting from operations	4,123,790	1,497,632	(2,210,255)	357,950

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,934,130)	(1,247,080)	(6,082,979)	(134,844)
From net realized gain	—	—	(88,061)	—
Return of capital	—	—	(104,490)	—

Total distributions to shareholders	(4,934,130)	(1,247,080)	(6,275,530)	(134,844)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	210,274,828	155,184,498	439,878,476	25,019,746
Cost of shares redeemed	—	—	(25,172,411)	—

Net increase in net assets from capital share transactions	210,274,828	155,184,498	414,706,065	25,019,746

INCREASE IN NET ASSETS	209,464,488	155,435,050	406,220,280	25,242,852

NET ASSETS
Beginning of period	220,508,382	65,073,332	25,242,852	—

End of period	$429,972,870	$220,508,382	$431,463,132	$25,242,852

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$391,636	$230,629	$(19,435)	$38,048

SHARES ISSUED AND REDEEMED
Shares sold	2,100,000	1,550,000	4,300,000	250,000
Shares redeemed	—	—	(250,000)	—

Net increase in shares outstanding	2,100,000	1,550,000	4,050,000	250,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	83

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Core 1-5 Year USD Bond ETF

	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Oct. 18, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$100.23	$100.11	$100.12	$100.00

Income from investment operations:
Net investment income[b]	1.54	1.07	0.61	0.01
Net realized and unrealized gain (loss)[c]	(0.26)	(0.04)	(0.11)	0.11

Total from investment operations	1.28	1.03	0.50	0.12

Less distributions from:
Net investment income	(1.52)	(0.91)	(0.51)	—

Total distributions	(1.52)	(0.91)	(0.51)	—

Net asset value, end of period	$99.99	$100.23	$100.11	$100.12

Total return	1.28%	1.04%	0.50%	0.12%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$429,973	$220,508	$65,073	$25,031
Ratio of expenses to average net assets[e]	0.12%	0.12%	0.12%	0.12%
Ratio of expenses to average net assets prior to waived fees[e]	0.12%	0.12%	n/a	n/a
Ratio of net investment income to average net assets[e]	1.53%	1.07%	0.61%	0.26%
Portfolio turnover rate[f],g	138%	116%	56%	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[g]	Portfolio turnover rates include to-be-announced (TBA) transactions. See Note 1.

See notes to financial statements.

84	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Core Total USD Bond Market ETF

	Year ended Oct. 31, 2015	Period from Jun. 10, 2014[a] to Oct. 31, 2014
Net asset value, beginning of period	$100.97	$99.83

Income from investment operations:
Net investment income[b]	2.02	0.69
Net realized and unrealized gain (loss)[c]	(0.23)	0.99

Total from investment operations	1.79	1.68

Less distributions from:
Net investment income	(2.35)	(0.54)
Net realized gain	(0.03)	—
Return of capital	(0.04)	—

Total distributions	(2.42)	(0.54)

Net asset value, end of period	$100.34	$100.97

Total return	1.79%	1.69%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$431,463	$25,243
Ratio of expenses to average net assets[e]	0.04%	0.04%
Ratio of expenses to average net assets prior to waived fees[e]	0.15%	0.15%
Ratio of net investment income to average net assets[e]	2.01%	1.76%
Portfolio turnover rate[f],g	454%	191%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[g]	Portfolio turnover rates include to-be-announced (TBA) transactions. See Note 1.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Core 1-5 Year USD Bond[a]	Diversified
Core Total USD Bond Market	Diversified

[a]	Formerly the iShares Core Short-Term USD Bond ETF.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

86	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of October 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total
Core 1-5 Year USD Bond
Investments:
Assets:
Asset-Backed Securities	$—	$2,944,032	$—	$2,944,032
Collateralized Mortgage Obligations	—	5,403,066	—	5,403,066
Corporate Bonds & Notes	—	146,112,706	—	146,112,706
Foreign Government Obligations	—	29,512,549	—	29,512,549
U.S. Government & Agency Obligations	—	240,922,572	—	240,922,572
Money Market Funds	150,819,280	—	—	150,819,280

Total	$150,819,280	$424,894,925	$—	$575,714,205

Core Total USD Bond Market
Investments:
Assets:
Asset-Backed Securities	$—	$1,530,528	$—	$1,530,528
Collateralized Mortgage Obligations	—	6,227,181	—	6,227,181
Corporate Bonds & Notes	—	149,684,479	—	149,684,479
Foreign Government Obligations	—	22,065,039	—	22,065,039
Municipal Debt Obligations	—	3,069,308	—	3,069,308
U.S. Government & Agency Obligations	—	244,095,370	—	244,095,370
Money Market Funds	130,222,395	—	—	130,222,395

Total	$130,222,395	$426,671,905	$—	$556,894,300

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

WHEN-ISSUED/TBA TRANSACTIONS

The Funds may purchase mortgage pass-through securities on a when-issued or to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. Each Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by each Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. Each Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Funds could be exposed to possible risk if there are adverse market actions, expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

To mitigate counterparty risk, the Funds have entered into a two-way collateral agreement for TBA transactions with certain counterparties. Under such agreement, the “in-the-money” party of a TBA transaction may at any time require the other party to pledge collateral assets (in the form of cash or securities) to offset any loss the in-the-money party would incur upon cancellation

88	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

of the TBA transaction. A party is in-the-money if they are the buyer and the market value of the TBA transaction increases or if they are the seller and the market value of the TBA transaction decreases. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as “Investments in securities — affiliated” and “Payable due to broker for TBA collateral.” Securities pledged as collateral by each Fund, if any, are noted in the schedule of investments.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2015, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2015 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements (Continued)

iSHARES® TRUST

BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2015:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received[a]	Net Amount
Core 1-5 Year USD Bond
Barclays Capital Inc.	$1,518,938	$1,518,938	$—
BNP Paribas Prime Brokerage Inc.	1,216,014	1,216,014	—
Citigroup Global Markets Inc.	12,093,399	12,093,399	—
Credit Suisse Securities (USA) LLC	18,737,290	18,737,290	—
Deutsche Bank Securities Inc.	29,719,060	29,719,060	—
HSBC Securities (USA) Inc.	7,872,800	7,872,800	—
Jefferies LLC	1,936,508	1,936,508	—
JPMorgan Securities LLC	1,815,286	1,815,286	—
Merrill Lynch, Pierce, Fenner & Smith	10,747,849	10,747,849	—
Morgan Stanley & Co. LLC	19,621,002	19,621,002	—
RBC Capital Markets LLC	9,239,256	9,239,256	—
SG Americas Securities LLC	1,409,630	1,409,630	—
Societe Generale New York Branch	2,685,172	2,685,172	—
Wells Fargo Securities LLC	5,670,960	5,670,960	—

	$124,283,164	$124,283,164	$—

Core Total USD Bond Market
BNP Paribas Prime Brokerage Inc.	$1,212,891	$1,212,891	$—
Citigroup Global Markets Inc.	3,827,622	3,827,622	—
Credit Suisse Securities (USA) LLC	3,667,103	3,667,103	—
Deutsche Bank Securities Inc.	6,223,601	6,223,601	—
Goldman Sachs & Co.	39,299,370	39,299,370	—
HSBC Securities (USA) Inc.	513,987	513,987	—
Jefferies LLC	1,390,075	1,390,075	—
JPMorgan Clearing Corp.	3,223,319	3,223,319	—
JPMorgan Securities LLC	2,424,433	2,424,433	—
Merrill Lynch, Pierce, Fenner & Smith	2,856,639	2,856,639	—
Mizuho Securities USA Inc.	159,406	159,406	—

	$64,798,446	$64,798,446	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

90	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each of the iShares Core 1-5 Year USD Bond and iShares Core Total USD Bond Market ETFs, BFA is entitled to an annual investment advisory fee of 0.12% and 0.15%, respectively, based on the average daily net assets of each Fund. In addition, each Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for each Fund through February 28, 2019 in an amount equal to the acquired fund fees and expenses attributable to each Fund’s investments in other registered investment companies advised by BFA or its affiliates, if any.

Effective November 11, 2015, for its investment advisory services to the iShares Core Total USD Bond Market ETF, BFA will be entitled to an annual investment advisory fee of 0.12% based on the average daily net assets of the Fund.

For the year ended October 31, 2015, BFA has voluntarily waived a portion of its investment advisory fees for the iShares Core Total USD Bond Market ETF in the amount of $277,056.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 70% of the total of securities lending income plus the collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended October 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Core 1-5 Year USD Bond	$37,627
Core Total USD Bond Market	34,002

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended October 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended October 31, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Principal Held at Beginning of Year (000s)	Principal Purchased (000s)	Principal Sold (000s)	Principal Held at End of Year (000s)	Value at End of Year	Interest Income	Net Realized Gain (Loss)
Core 1-5 Year USD Bond
PNC Funding Corp.
2.70%, 09/19/16	$200	$150	$(350)	$—	$—	$3,616	$(67)
5.13%, 02/08/20	—	400	—	400	442,797	1,679	—
6.70%, 06/10/19	75	—	—	75	86,451	1,994	—

					$529,248	$7,289	$(67)

Core Total USD Bond Market
PNC Bank N.A.
2.20%, 01/28/19	$—	$500	$—	$500	$505,066	$6,136	$—
PNC Financial Services Group Inc. (The)
2.85%, 11/09/22	25	—	—	25	24,768	791	—

					$529,834	$6,927	$—

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

92	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2015 were as follows:

	U.S. Government Obligations		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
Core 1-5 Year USD Bond	$472,138,152	$419,364,432	$76,884,823	$30,167,828
Core Total USD Bond Market	1,473,727,032	1,251,747,073	173,641,926	8,504,260

In-kind transactions (see Note 4) for the year ended October 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core 1-5 Year USD Bond	$110,773,675	$—
Core Total USD Bond Market	47,520,291	19,122,535

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements (Continued)

iSHARES® TRUST

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in fixed income instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

The United States and the European Union, along with the regulatory bodies of a number of countries including Japan, Australia and Canada (collectively, “Sanctioning Bodies”), have imposed sectorial economic sanctions on certain Russian individuals and Russian corporate entities which include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by the Funds issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of a Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by a Fund.

Each Fund invests a substantial amount of its assets in fixed-income securities. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, each Fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

94	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2015, attributable to undistributed capital gains, securities in default and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Core 1-5 Year USD Bond	$39,723	$2,987	$(42,710)
Core Total USD Bond Market	(348,315)	—	348,315

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 was as follows:

iShares ETF	2015	2014
Core 1-5 Year USD Bond
Ordinary income	$4,934,130	$1,247,080

Core Total USD Bond Market
Ordinary income	$6,171,040	$134,844
Return of capital	104,490	—

	$6,275,530	$134,844

As of October 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses)[a]	Total
Core 1-5 Year USD Bond	$397,048	$—	$(794,947)	$(397,899)
Core Total USD Bond Market	—	(136,937)	(7,672,937)	(7,809,874)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and interest accruals on defaulted bonds.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of October 31, 2015, the following Fund had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Core Total USD Bond Market	$136,937

As of October 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core 1-5 Year USD Bond	$576,505,916	$1,675,612	$(2,467,323)	$(791,711)
Core Total USD Bond Market	564,547,802	1,198,272	(8,851,774)	(7,653,502)
Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

96	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Core 1-5 Year USD Bond ETF and iShares Core Total USD Bond Market ETF (the “Funds”) at October 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 22, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	97

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 871(k)(1)(C) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts allowable as interest-related dividends for the fiscal year ended October 31, 2015:

iShares ETF	Interest- Related Dividends
Core 1-5 Year USD Bond	$2,798,396
Core Total USD Bond Market	3,673,706

The following Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2015:

iShares ETF	Federal Obligation Interest
Core 1-5 Year USD Bond	$950,100
Core Total USD Bond Market	726,426

The law varies in each state as to whether and what percentage of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

Under Section 871 (k)(2)(C) of the Code, the iShares Core Total USD Bond Market ETF hereby designates $88,061 as short-term capital gain dividends for the fiscal year ended October 31, 2015.

98	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	99

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c)

100	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objectives and strategies as the Funds or that track the same index or a similar index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	101

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

102	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core 1-5 Year USD Bond	$1.480154	$—	$0.036935	$1.517089	98%	—%	2%	100%
Core Total USD Bond Market	1.879050	0.352244	0.186444	2.417738	78	14	8	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

SUPPLEMENTAL INFORMATION	103

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Core 1-5 Year USD Bond ETF

Period Covered: October 18, 2012 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	16	2.16%
Between 0.5% and –0.5%	725	97.84

	741	100.00%

iShares Core Total USD Bond Market ETF

Period Covered: June 10, 2014 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	2	0.60%
Greater than 0.5% and Less than 1.0%	27	8.16
Between 0.5% and –0.5%	302	91.24

	331	100.00%

104	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 324 funds (as of October 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	105

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

106	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (60)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (51)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	107

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).	Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (48)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

108	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	109

Notes:

110	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders only. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed or issued by Barclays Capital Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling tollfree 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holding with SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-106-1015

OCTOBER 31, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares Yield Optimized Bond ETF | BYLD | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® YIELD OPTIMIZED BOND ETF

U.S. BOND MARKET OVERVIEW

U.S. bonds returned approximately 2% for the 12 months ended October 31, 2015 (the “reporting period”). The modest bond market returns reflected an inconsistent but moderate overall level of U.S. economic growth and low inflation. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters, weighed down by a stronger U.S. dollar (which made U.S. goods more expensive overseas) and severe winter weather in many regions of the country. The economy rebounded in the second and third quarters of 2015, led by strong employment growth — sending the unemployment rate to its lowest level since April 2008 — and robust vehicle sales.

Inflation stayed low throughout the reporting period, with the consumer price index increasing 0.2%for the reporting period. Falling energy prices, including a decline of more than 40% in the price of oil, contributed to the muted inflation rate.

At the beginning of the reporting period, the U.S. Federal Reserve Bank (the “Fed”) ended a two-year quantitative easing program and signaled its intent to raise its short-term interest rate target sometime in 2015. However, the mixed economic data, lack of inflationary pressure, and slowing growth elsewhere in the world (particularly in China and other emerging economies) convinced the Fed to hold short-term interest rates steady throughout the reporting period.

Nonetheless, short-term bond yields generally rose during the reporting period in anticipation of a potential Fed interest rate increase. In contrast, intermediate- and long-term bond yields declined modestly for the reporting period, reflecting the benign inflationary environment and investor demand for U.S. bonds.

A number of other factors buffeted the fixed-income market during the reporting period. Geopolitical conflicts, most notably in Ukraine and across the Middle East, continued to have an effect on financial markets. Greece and Puerto Rico wrestled with potential defaults on their government debt. The U.S. dollar strengthened against most major currencies during the reporting period, which made U.S. investments more attractive to international investors but created headwinds for the domestic economy.

Investor concerns brought on by many of these factors, as well as uncertainty surrounding the strength of the U.S. economy and Fed interest rate policy, led to a flight to quality during the reporting period. As a result, higher-quality bonds outperformed riskier assets for the reporting period.

Mortgage-backed securities were the leading performers for the reporting period. Both residential and commercial mortgage-backed securities benefited from investor demand for high credit quality and relatively high yields. U.S. Treasury bonds were also among the better performers in the fixed-income market. In addition to the flight to quality, Treasury securities benefited from their interest-rate sensitivity as declining yields across most maturity sectors of the Treasury market led to rising bond prices. The primary exception was Treasury inflation-protected securities, which posted negative returns for the reporting period, reflecting a lack of investor demand for inflation protection.

Corporate bonds underperformed the broader bond market for the reporting period. Corporate bonds tend to have greater credit risk than other sectors of the bond market, and the broad flight to quality led to reduced demand for corporate securities. In particular, high-yield corporate bonds were among the only sectors of the bond market to decline for the reporting period.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® YIELD OPTIMIZED BOND ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.67%	0.66%	0.54%	0.67%	0.66%	0.54%
Since Inception	2.10%	2.10%	1.98%	3.24%	3.23%	3.03%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/22/14. The first day of secondary market trading was 4/24/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a,b]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$991.30	$0.05	$1,000.00	$1,025.20	$0.05	0.01%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the Underlying Funds in which the Fund invests.
[b]

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

The iShares Yield Optimized Bond ETF (the “Fund”) seeks to track the investment results of an index composed of underlying fixed income funds that collectively seek to deliver current income, as represented by the Morningstar U.S. Bond Market Yield-Optimized Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was 0.67%, net of fees, while the total return for the Index was 0.54%.

As represented by the Index, income-producing bonds posted positive returns for the reporting period despite occasional bouts of market volatility.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

The Index’s largest allocation was investment-grade and high-yield corporate bonds, which comprised more than half of the Index on average during the reporting period. Returns on corporate securities were limited as record levels of new issuance — driven by heavy merger activity, share buybacks, and dividend payments — put downward pressure on corporate bond prices. Within the corporate market, investment-grade bonds outperformed high-yield securities.

The Index also held a sizable allocation to mortgage-backed securities, which performed well for the reporting period. A combination of high credit quality and attractive yields increased the appeal of mortgage-backed securities in a period of market uncertainty and low prevailing interest rates. Mortgage-backed securities perform best in a relatively stable interest rate environment, when their comparatively high interest payments account for a greater portion of a total return. Interest rates experienced bouts of volatility during the reporting period amid uncertainty surrounding the timing of a potential interest rate increase from the Fed. However, the housing market appeared healthy, with sales of existing homes up 8.8% year-over-year through September 2015 (the most recent data available). In addition, refinancing activity was fairly modest despite an overall decline in interest rates as many homeowners already took advantage of record low interest rates in prior years.

ALLOCATION BY ASSET CLASS

As of 10/31/15

Asset Class	Percentage of Total Investments*
Investment Grade Bonds	50.00%
Mortgage-Backed Securities	29.88
Non-Investment Grade Bonds	20.12

TOTAL	100.00%

FIVE LARGEST FUND HOLDINGS

As of 10/31/15

Security	Percentage of Total Investments*
iShares Intermediate Credit Bond ETF	30.00%
iShares MBS ETF	29.88
iShares iBoxx $ High Yield Corporate Bond ETF	18.06
iShares 1-3 Year Credit Bond ETF	10.23
iShares 10+ Year Credit Bond ETF	9.77

TOTAL	97.94%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2015 and held through October 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® YIELD OPTIMIZED BOND ETF

October 31, 2015

Security	Shares	Value
INVESTMENT COMPANIES — 99.97%

INVESTMENT GRADE BONDS — 49.98%
iShares 1-3 Year Credit Bond ETF[a]	12,002	$1,263,331
iShares 10+ Year Credit Bond ETF[a]	20,989	1,206,867
iShares Intermediate Credit Bond ETF[a]	34,072	3,707,034

		6,177,232

MORTGAGE-BACKED SECURITIES — 29.87%
iShares MBS ETF[a]	33,738	3,692,287

		3,692,287

NON-INVESTMENT GRADE BONDS — 20.12%
iShares 0-5 Year High Yield Bond ETF[a]	5,450	254,297
iShares iBoxx $ High Yield Corporate Bond ETF[a]	26,081	2,231,751

		2,486,048

TOTAL INVESTMENT COMPANIES
(Cost: $12,579,686)		12,355,567

SHORT-TERM INVESTMENTS — 0.00%
MONEY MARKET FUNDS — 0.00%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[a,b]	38	38

		38

TOTAL SHORT-TERM INVESTMENTS
(Cost: $38)		38

TOTAL INVESTMENTS IN SECURITIES — 99.97%
(Cost: $12,579,724)		12,355,605
Other Assets, Less Liabilities — 0.03%		3,599

NET ASSETS — 100.00%		$12,359,204

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	9

Statement of Assets and Liabilities

iSHARES® YIELD OPTIMIZED BOND ETF

October 31, 2015

ASSETS
Investments in affiliates, at cost:	$12,579,724

Investments in affiliated securities, at fair value (Note 1):	$12,355,605
Receivables:
Investment securities sold	256,561
Interest	1,714

Total Assets	12,613,880

LIABILITIES
Payables:
Investment securities purchased	254,623
Investment advisory fees (Note 2)	53

Total Liabilities	254,676

NET ASSETS	$12,359,204

Net assets consist of:
Paid-in capital	$12,553,537
Undistributed net investment income	1,884
Undistributed net realized gain	27,902
Net unrealized depreciation	(224,119)

NET ASSETS	$12,359,204

Shares outstanding[a]	500,000

Net asset value per share	$24.72

[a]	No par value, unlimited number of shares authorized

See notes to financial statements.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

iSHARES® YIELD OPTIMIZED BOND ETF

Year ended October 31, 2015

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$301,530
Securities lending income — affiliated — net (Note 2)	10,844

Total investment income	312,374

EXPENSES
Investment advisory fees (Note 2)	30,396

Total expenses	30,396
Less investment advisory fees waived (Note 2)	(29,530)

Net expenses	866

Net investment income	311,508

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	27,986

Net realized gain	27,986

Net change in unrealized appreciation/depreciation	(293,248)

Net realized and unrealized loss	(265,262)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,246

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statements of Changes in Net Assets

iSHARES® YIELD OPTIMIZED BOND ETF

	Year ended October 31, 2015	Period from April 22, 2014[a] to October 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$311,508	$98,161
Net realized gain	27,986	15,379
Net change in unrealized appreciation/depreciation	(293,248)	69,129

Net increase in net assets resulting from operations	46,246	182,669

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(310,554)	(97,231)
From net realized gain	(15,463)	—

Total distributions to shareholders	(326,017)	(97,231)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,775,283	8,778,254

Net increase in net assets from capital share transactions	3,775,283	8,778,254

INCREASE IN NET ASSETS	3,495,512	8,863,692

NET ASSETS
Beginning of period	8,863,692	—

End of period	$12,359,204	$8,863,692

Undistributed net investment income included in net assets at end of period	$1,884	$930

SHARES ISSUED
Shares sold	150,000	350,000

Net increase in shares outstanding	150,000	350,000

[a]	Commencement of operations.

See notes to financial statements.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® YIELD OPTIMIZED BOND ETF

(For a share outstanding throughout each period)

	Year ended Oct. 31, 2015	Period from Apr. 22, 2014[a] to Oct. 31, 2014
Net asset value, beginning of period	$25.32	$25.00

Income from investment operations:
Net investment income[b]	0.72	0.32
Net realized and unrealized gain (loss)[c]	(0.55)	0.31

Total from investment operations	0.17	0.63

Less distributions from:
Net investment income	(0.72)	(0.31)
Net realized gain	(0.05)	—

Total distributions	(0.77)	(0.31)

Net asset value, end of period	$24.72	$25.32

Total return	0.67%	2.55%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$12,359	$8,864
Ratio of expenses to average net assets[e,f]	0.01%	0.01%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.28%	0.28%
Ratio of net investment income to average net assets[f]	2.87%	2.41%
Portfolio turnover rate[g]	29%	47%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s investments in its Underlying Funds.
[d]	Not annualized.
[e]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	13

Notes to Financial Statements

iSHARES® YIELD OPTIMIZED BOND ETF

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Yield Optimized Bond	Diversified

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The underlying index is comprised entirely of securities of iShares funds (each, an “Underlying Fund,” collectively, the “Underlying Funds”) that themselves seek investment results that correspond generally to the price and yield performance, before fees and expenses, of their own respective underlying indexes. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective. The Fund is a fund of funds and seeks its investment objective by investing primarily in the affiliated Underlying Funds.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

As of October 31, 2015, the value of each of the Fund’s investments was classified as Level 1. The breakdown of the Fund’s investments into major categories is disclosed in its schedule of investments.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Dividend income and capital gain distributions from the Underlying Funds, if any, are recognized on the ex-dividend date. Interest income is accrued daily. Realized gains and losses on investment transactions are determined using the specific identification method.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Fund. Any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates. As of October 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedule of investments. The securities on loan for the Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2015 and the total value of the related collateral are disclosed in the statement of assets and liabilities. Income earned by the Fund from securities lending is disclosed in the statement of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.28% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 28, 2019 in an amount equal to the acquired fund fees and expenses attributable to the Fund’s investments in other iShares funds.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, the Fund retained 75% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, the Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended October 31, 2015, the Fund paid to BTC securities lending agent services and collateral investment fees in the amount of $2,991.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Cross trades for the year ended October 31, 2015, if any, were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest — affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

The Fund’s investments in Underlying Funds are considered to be investments in affiliates for purposes of Section 2(a)(3) of the 1940 Act. Dividend income and realized gains and losses from affiliated investments are presented in the statement of operations.

Investments in issuers considered to be affiliates of the Fund (excluding money market funds) during the year ended October 31, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Name of Affiliated Issuer	Shares Held at Beginning of Year	Shares Purchased	Shares Sold	Shares Held at End of Year	Value at End of Year	Dividend Income	Net Realized Gain (Loss)
iShares 0-5 Year High Yield Bond ETF	—	5,450	—	5,450	$254,297	$—	$—
iShares 1-3 Year Credit Bond ETF	10,226	8,007	(6,231)	12,002	1,263,331	13,953	(928)
iShares 3-7 Year Treasury Bond ETF	13,261	—	(13,261)	—	—	1,816	13,778
iShares 10+ Year Credit Bond ETF	—	20,999	(10)	20,989	1,206,867	33,367	(68)
iShares 20+ Year Treasury Bond ETF	3,720	2	(3,722)	—	—	1,079	42,337
iShares iBoxx $ High Yield Corporate Bond ETF	18,813	10,283	(3,015)	26,081	2,231,751	112,548	(26,210)
iShares Intermediate Credit Bond ETF	11,793	22,766	(487)	34,072	3,707,034	74,905	(782)
iShares MBS ETF	24,576	10,394	(1,232)	33,738	3,692,287	63,862	(141)

					$12,355,567	$301,530	$27,986

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2015, were $3,174,290 and $3,190,217, respectively.

In-kind purchases and sales (see Note 4) for the year ended October 31, 2015, were $3,773,949 and $ —, respectively.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statement of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, the Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks the Fund is exposed to include market risk and credit risk. The Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss the Fund may suffer through holding market positions in the face of market movements. The Fund is exposed to market risk by virtue of its indirect investment in fixed income instruments. The fair value of securities held by the Fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of the Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

The Fund invests a substantial amount of its assets indirectly in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy;

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The Fund invests a substantial amount of its assets indirectly in fixed-income securities. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, the Fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

The Fund invests a substantial portion of its assets indirectly in high yield securities that are rated below investment-grade (including those bonds rated lower than “BBB- “ by Standard & Poor’s Ratings Services and Fitch or “Baa3” by Moody’s), or are unrated which may be more volatile than higher-rated securities of similar maturity. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

6.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 was as follows:

	2015	2014
Ordinary income	$326,017	$97,231

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

As of October 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

Undistributed Ordinary Income	Net Unrealized Gains (Losses) [a]	Total
$30,621	$(224,954)	$(194,333)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2015, the cost of investments for federal income tax purposes was $12,580,559. Net unrealized depreciation was $224,954, of which $62,794 represented gross unrealized appreciation on securities and $287,748 represented gross unrealized depreciation on securities.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	21

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Yield Optimized Bond ETF (the “Fund”) at October 31, 2015, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 22, 2015

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® YIELD OPTIMIZED BOND ETF

Under Section 871 (k)(2)(C) of the Internal Revenue Code, the Fund hereby designates $15,463 as short-term capital gain dividends for the fiscal year ended October 31, 2015.

TAX INFORMATION	23

Board Review and Approval of Investment Advisory Contract

iSHARES® YIELD OPTIMIZED BOND ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of the Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of the Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as the Fund, Lipper also provided, and the Board reviewed, a comparison of the Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Fund generally performed in line with its performance benchmark index over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have a different investment objective and/or benchmark from the Fund. In addition, the Board noted that the Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Fund’s performance in comparison with its benchmark index. Such periodic

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Fund based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c)

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	25

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund or that track the same index or a similar index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different, generally more extensive services provided to the Fund, as well as other significant differences in the approach of BFA and its affiliates to the Fund, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	27

Supplemental Information (Unaudited)

iSHARES® YIELD OPTIMIZED BOND ETF

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$0.722208	$0.044180	$0.000892	$0.767280	94%	6%	0%[a]	100%

[a]	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund. The information shown for the Fund is for five calendar years (or from the inception date of the Fund if less than five years) through the date of the most recent calendar quarter-end. The specific period covered for the Fund are disclosed in the table for the Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® YIELD OPTIMIZED BOND ETF

Period Covered: April 22, 2014 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.27%
Between 0.5% and –0.5%	364	99.73

	365	100.00%

SUPPLEMENTAL INFORMATION	29

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 324 funds (as of October 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Fund’s Trustees and officers may be found in the Fund’s combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS	31

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (60)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (51)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (48)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS	33

Notes:

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily basis on the Fund’s website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-109-1015

OCTOBER 31, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares iBonds Mar 2016 Corporate ex-Financials ETF | IBCB | NYSE Arca
➢	iShares iBonds Mar 2018 Corporate ex-Financials ETF | IBCC | NYSE Arca
➢	iShares iBonds Mar 2020 Corporate ex-Financials ETF | IBCD | NYSE Arca
➢	iShares iBonds Mar 2023 Corporate ex-Financials ETF | IBCE | NYSE Arca
➢	iShares iBonds Mar 2016 Corporate ETF | IBDA | NYSE Arca
➢	iShares iBonds Mar 2018 Corporate ETF | IBDB | NYSE Arca
➢	iShares iBonds Mar 2020 Corporate ETF | IBDC | NYSE Arca
➢	iShares iBonds Mar 2023 Corporate ETF | IBDD | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. CORPORATE BOND MARKET OVERVIEW

U.S. investment-grade corporate bonds returned approximately 1% for the 12 months ended October 31, 2015 (the “reporting period”), trailing the 2% return of the broader U.S. bond market. The modest returns reflected an inconsistent but moderate overall level of U.S. economic growth and low inflation. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters, weighed down by a stronger U.S. dollar (which made U.S. goods more expensive overseas) and severe winter weather in many regions of the country. The economy rebounded in the second and third quarters of 2015, led by strong employment growth — sending the unemployment rate to its lowest level since April 2008 — and robust vehicle sales.

Inflation stayed low throughout the reporting period, with the consumer price index increasing 0.2% for the reporting period. Falling energy prices, including a decline of more than 40% in the price of oil, contributed to the muted inflation rate.

At the beginning of the reporting period, the U.S. Federal Reserve Bank (the “Fed”) ended a two-year quantitative easing program and signaled its intent to raise its short-term interest rate target sometime in 2015. However, the mixed economic data, lack of inflationary pressure, and slowing growth elsewhere in the world (particularly in China and other emerging economies) convinced the Fed to hold short-term interest rates steady throughout the reporting period.

Nonetheless, short-term bond yields generally rose during the reporting period in anticipation of a potential Fed interest rate increase. In contrast, intermediate- and long-term bond yields declined modestly for the reporting period, reflecting the benign inflationary environment and investor demand for U.S. bonds.

Investor uncertainty surrounding the strength of the U.S. economy and Fed interest rate policy led to a flight to quality during the reporting period. As a result, higher-quality bonds outperformed riskier assets for the reporting period. This trend was a headwind for corporate bonds, which tend to have greater credit risk than other sectors of the U.S. bond market. During the reporting period, U.S. corporations issued about $1 trillion of additional debt. The increase in issuance was driven by merger and acquisition activity, as well as companies seeking to lock in lower coupons prior to a potential interest rate hike. This oversupply of investment grade corporate bonds caused credit spreads to widen and yields to increase in this sector. The increasing yields caused bond prices to fall and corporate bonds to underperform U.S. government bonds.

Within the corporate bond market, the financials sector generated the best returns for the reporting period. The financials sector benefited from relatively high yields as a combination of investor demand for yield and a higher level of interest income contributed to the sector’s outperformance. Consumer finance companies and banks were the leading performers in the financials sector.

The industrials sector posted the weakest returns among corporate bonds during the reporting period. Negative returns for bonds issued by energy and basic materials companies, resulting from sharp declines in commodity prices, weighed on performance in the industrials sector. On the positive side, the top performers in the industrials sector included home builders, airlines, and tobacco companies.

The utilities sector produced returns in line with the overall corporate bond market. While electric utilities slightly outperformed the corporate market, natural gas utilities lagged, reflecting the sharp decline in natural gas prices during the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® iBONDS® MAR 2016 CORPORATE ex-FINANCIALS ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.43%	0.46%	0.50%	0.43%	0.46%	0.50%
Since Inception	0.64%	0.62%	0.77%	1.64%	1.58%	1.97%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/17/13. The first day of secondary market trading was 4/19/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,001.80	$0.40	$1,000.00	$1,024.80	$0.41	0.08%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® MAR 2016 CORPORATE ex-FINANCIALS ETF

The iShares iBonds Mar 2016 Corporate ex-Financials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds, excluding financials, maturing after March 31, 2015 and before April 1, 2016, as represented by the Barclays 2016 Maturity High Quality Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was 0.43%, net of fees, while the total return for the Index was 0.50%.

ALLOCATION BY SECTOR

As of 10/31/15

Sector	Percentage of Total Investments[1]

Consumer Non-Cyclical	25.76%
Energy	14.87
Industrial	12.59
Consumer Cyclical	11.83
Communications	10.91
Technology	9.15
Utilities	7.50
Basic Materials	7.39

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating[2]	Percentage of Total Investments[1]

Aaa	1.07%
Aa	15.51
A	65.15
Baa	18.05
Not Rated	0.22

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® iBONDS® MAR 2018 CORPORATE ex-FINANCIALS ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.39%	1.57%	1.46%	1.39%	1.57%	1.46%
Since Inception	0.99%	1.16%	1.17%	2.55%	2.97%	2.99%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/17/13. The first day of secondary market trading was 4/19/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,001.70	$0.50	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® MAR 2018 CORPORATE ex-FINANCIALS ETF

The iShares iBonds Mar 2018 Corporate ex-Financials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds, excluding financials, maturing after March 31, 2017 and before April 1, 2018, as represented by the Barclays 2018 Maturity High Quality Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was 1.39%, net of fees, while the total return for the Index was 1.46%.

ALLOCATION BY SECTOR

As of 10/31/15

Sector	Percentage of Total Investments[1]

Consumer Non-Cyclical	23.32%
Industrial	16.69
Consumer Cyclical	14.52
Energy	13.34
Communications	11.02
Technology	9.35
Utilities	7.74
Basic Materials	4.02

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating[2]	Percentage of Total Investments[1]

Aaa	2.84%
Aa	18.14
A	54.24
Baa	24.49
Not Rated	0.29

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® iBONDS® MAR 2020 CORPORATE ex-FINANCIALS ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.23%	2.04%	2.36%	2.23%	2.04%	2.36%
Since Inception	1.52%	1.61%	1.62%	3.91%	4.15%	4.16%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/17/13. The first day of secondary market trading was 4/19/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,000.60	$0.50	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® MAR 2020 CORPORATE ex-FINANCIALS ETF

The iShares iBonds Mar 2020 Corporate ex-Financials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds, excluding financials, maturing after March 31, 2019 and before April 1, 2020, as represented by the Barclays 2020 Maturity High Quality Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was 2.23%, net of fees, while the total return for the Index was 2.36%.

ALLOCATION BY SECTOR

As of 10/31/15

Sector	Percentage of Total Investments[1]

Consumer Non-Cyclical	22.65%
Energy	16.25
Communications	14.61
Industrial	11.68
Technology	10.60
Consumer Cyclical	8.89
Basic Materials	8.58
Utilities	6.74

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating[2]	Percentage of Total Investments[1]

Aaa	4.67%
Aa	12.64
A	58.70
Baa	23.63
Not Rated	0.36

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® iBONDS® MAR 2023 CORPORATE ex-FINANCIALS ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.86%	2.76%	2.93%	2.86%	2.76%	2.93%
Since Inception	1.31%	1.44%	1.45%	3.36%	3.69%	3.72%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/17/13. The first day of secondary market trading was 4/19/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$995.80	$0.50	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® MAR 2023 CORPORATE ex-FINANCIALS ETF

The iShares iBonds Mar 2023 Corporate ex-Financials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds, excluding financials, maturing after March 31, 2022 and before April 1, 2023, as represented by the Barclays 2023 Maturity High Quality Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was 2.86%, net of fees, while the total return for the Index was 2.93%.

ALLOCATION BY SECTOR

As of 10/31/15

Sector	Percentage of Total Investments[1]

Consumer Non-Cyclical	21.68%
Industrial	19.53
Energy	17.92
Technology	11.20
Communications	10.59
Utilities	7.53
Consumer Cyclical	6.15
Basic Materials	5.40

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating[2]	Percentage of Total Investments[1]

Aaa	1.03%
Aa	14.20
A	62.65
Baa	20.78
Not Rated	1.34

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® iBONDS® MAR 2016 CORPORATE ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.49%	0.31%	0.61%	0.49%	0.31%	0.61%
Since Inception	1.13%	1.15%	1.30%	2.64%	2.69%	3.03%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/9/13. The first day of secondary market trading was 7/10/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,002.10	$0.35	$1,000.00	$1,024.90	$0.36	0.07%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® MAR 2016 CORPORATE ETF

The iShares iBonds Mar 2016 Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2015 and before April 1, 2016, as represented by the Barclays 2016 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was 0.49%, net of fees, while the total return for the Index was 0.61%.

ALLOCATION BY SECTOR

As of 10/31/15

Sector/Investment Type	Percentage of Total Investments[1]

Financial	45.47%
Investment Companies	21.93
Consumer Non-Cyclical	11.09
Energy	7.05
Communications	3.64
Consumer Cyclical	3.14
Industrial	2.49
Basic Materials	2.24
Technology	1.92
Utilities	1.03

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY2

As of 10/31/15

Moody’s Credit Rating[3]	Percentage of Total Investments[1]

Aaa	0.30%
Aa	13.83
A	55.99
Baa	29.44
Ba	0.15
Not Rated	0.29

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Includes exposure to the investments of the underlying iShares ETF.
[3]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® iBONDS® MAR 2018 CORPORATE ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.37%	1.48%	1.47%	1.37%	1.48%	1.47%
Since Inception	2.72%	2.85%	2.86%	6.41%	6.73%	6.72%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/9/13. The first day of secondary market trading was 7/10/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,002.50	$0.45	$1,000.00	$1,024.80	$0.46	0.09%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® MAR 2018 CORPORATE ETF

The iShares iBonds Mar 2018 Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2017 and before April 1, 2018, as represented by the Barclays 2018 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was 1.37%, net of fees, while the total return for the Index was 1.47%.

ALLOCATION BY SECTOR

As of 10/31/15

Sector/Investment Type	Percentage of Total Investments[1]

Financial	46.04%
Consumer Non-Cyclical	13.23
Energy	7.00
Industrial	6.11
Communications	6.03
Consumer Cyclical	5.99
Investment Companies	5.37
Technology	4.21
Utilities	3.94
Basic Materials	2.08

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY2

As of 10/31/15

Moody’s Credit Rating[3]	Percentage of Total Investments[1]

Aaa	1.08%
Aa	13.77
A	49.27
Baa	34.74
Ba	0.87
Not Rated	0.27

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Includes exposure to the investments of the underlying iShares ETF.
[3]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® iBONDS® MAR 2020 CORPORATE ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.30%	2.13%	2.38%	2.30%	2.13%	2.38%
Since Inception	4.34%	4.45%	4.39%	10.34%	10.59%	10.43%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/9/13. The first day of secondary market trading was 7/10/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,001.60	$0.45	$1,000.00	$1,024.80	$0.46	0.09%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® MAR 2020 CORPORATE ETF

The iShares iBonds Mar 2020 Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2019 and before April 1, 2020, as represented by the Barclays 2020 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was 2.30%, net of fees, while the total return for the Index was 2.38%.

ALLOCATION BY SECTOR

As of 10/31/15

Sector/Investment Type	Percentage of Total Investments[1]

Financial	42.27%
Consumer Non-Cyclical	13.75
Energy	8.75
Communications	8.53
Industrial	5.76
Basic Materials	5.24
Technology	4.27
Investment Companies	4.16
Consumer Cyclical	3.78
Utilities	3.49

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY2

As of 10/31/15

Moody’s Credit Rating[3]	Percentage of Total Investments[1]

Aaa	1.33%
Aa	8.48
A	47.42
Baa	40.29
Ba	0.90
Not Rated	1.58

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Includes exposure to the investments of the underlying iShares ETF.
[3]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® iBONDS® MAR 2023 CORPORATE ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	2.07%	2.61%	2.25%	2.07%	2.61%	2.25%
Since Inception	4.78%	5.19%	5.02%	11.42%	12.42%	11.97%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/9/13. The first day of secondary market trading was 7/10/13.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 22 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$991.70	$0.45	$1,000.00	$1,024.80	$0.46	0.09%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 22 for more information.

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® MAR 2023 CORPORATE ETF

The iShares iBonds Mar 2023 Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing after March 31, 2022 and before April 1, 2023, as represented by the Barclays 2023 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was 2.07%, net of fees, while the total return for the Index was 2.25%.

ALLOCATION BY SECTOR

As of 10/31/15

Sector/Investment Type	Percentage of Total Investments[1]

Financial	24.65%
Consumer Non-Cyclical	17.60
Energy	12.03
Communications	11.13
Industrial	9.78
Technology	5.62
Consumer Cyclical	5.28
Investment Companies	5.11
Utilities	4.52
Basic Materials	4.28

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY2

As of 10/31/15

Moody’s Credit Rating[3]	Percentage of Total Investments[1]

Aaa	0.48%
Aa	7.00
A	41.07
Baa	49.68
Ba	1.69
Not Rated	0.08

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Includes exposure to the investments of the underlying iShares ETF.
[3]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2015 and held through October 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® MAR 2016 CORPORATE ex-FINANCIALS ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 50.62%

AGRICULTURE — 0.16%
Bunge Ltd. Finance Corp.
4.10%, 03/15/16	$57	$57,567

		57,567
AUTO MANUFACTURERS — 1.19%
PACCAR Financial Corp.
0.80%, 02/08/16	150	150,166
Toyota Motor Credit Corp.
2.80%, 01/11/16	264	265,281

		415,447
AUTO PARTS & EQUIPMENT — 0.33%
Johnson Controls Inc.
5.50%, 01/15/16	114	114,969

		114,969
BEVERAGES — 2.56%
Anheuser-Busch InBev Finance Inc.
0.80%, 01/15/16	150	150,054
Brown-Forman Corp.
2.50%, 01/15/16	38	38,111
Coca-Cola Co. (The)
1.50%, 11/15/15	400	400,160
Dr Pepper Snapple Group Inc.
2.90%, 01/15/16	38	38,160
PepsiCo Inc.
0.70%, 02/26/16	264	264,168

		890,653
CHEMICALS — 1.29%
Dow Chemical Co. (The)
2.50%, 02/15/16	119	119,501
EI du Pont de Nemours & Co.
1.95%, 01/15/16	114	114,310
Praxair Inc.
0.75%, 02/21/16	214	214,174

		447,985
COMPUTERS — 1.44%
International Business Machines Corp.
2.00%, 01/05/16	500	501,465

		501,465

Security	Principal (000s)	Value
COSMETICS & PERSONAL CARE — 2.66%
Procter & Gamble Co. (The)
1.80%, 11/15/15	$700	$700,333
4.85%, 12/15/15	226	227,205

		927,538
DIVERSIFIED FINANCIAL SERVICES — 0.43%
National Rural Utilities Cooperative Finance Corp.
3.05%, 03/01/16	150	151,208

		151,208
ELECTRIC — 3.58%
Consolidated Edison Co. of New York Inc. Series 05-C
5.38%, 12/15/15	114	114,603
Duke Energy Florida LLC
0.65%, 11/15/15	188	188,002
Georgia Power Co.
Series 12D
0.63%, 11/15/15	150	150,004
LG&E and KU Energy LLC
2.13%, 11/15/15	114	114,038
Louisville Gas & Electric Co.
1.63%, 11/15/15	188	188,045
NextEra Energy Capital Holdings Inc.
7.88%, 12/15/15	28	28,231
Progress Energy Inc.
5.63%, 01/15/16	250	252,281
Union Electric Co.
5.40%, 02/01/16	95	96,136
Wisconsin Electric Power Co.
6.25%, 12/01/15	114	114,504

		1,245,844
ELECTRONICS — 0.87%
Honeywell International Inc.
5.40%, 03/15/16	150	152,636
Thermo Fisher Scientific Inc.
3.20%, 03/01/16	150	151,091

		303,727
FOOD — 0.83%
ConAgra Foods Inc.
1.30%, 01/25/16	38	38,060

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2016 CORPORATE ex-FINANCIALS ETF

October 31, 2015

Security	Principal (000s)	Value
Mondelez International Inc.
4.13%, 02/09/16	$150	$151,289
Unilever Capital Corp.
2.75%, 02/10/16	100	100,644

		289,993
FOREST PRODUCTS & PAPER — 0.33%
Plum Creek Timberlands LP
5.88%, 11/15/15	114	114,175

		114,175
GAS — 0.22%
Questar Corp.
2.75%, 02/01/16	76	76,347

		76,347
HEALTH CARE – PRODUCTS — 0.55%
Life Technologies Corp.
3.50%, 01/15/16	38	38,197
Medtronic Inc.
2.63%, 03/15/16	76	76,561
St. Jude Medical Inc.
2.50%, 01/15/16[a]	76	76,250

		191,008
INTERNET — 0.11%
Amazon.com Inc.
0.65%, 11/27/15	38	38,005

		38,005
IRON & STEEL — 0.29%
Vale Overseas Ltd.
6.25%, 01/11/16	100	100,620

		100,620
LEISURE TIME — 0.11%
Carnival Corp.
1.20%, 02/05/16	38	38,042

		38,042
LODGING — 0.22%
Marriott International Inc./MD
5.81%, 11/10/15	76	76,061

		76,061
MACHINERY — 4.20%
Caterpillar Financial Services Corp.
0.70%, 11/06/15[a]	864	864,012
0.70%, 02/26/16[a]	300	300,444

Security	Principal (000s)	Value
John Deere Capital Corp.
0.75%, 01/22/16	$300	$300,262

		1,464,718
MANUFACTURING — 0.54%
Eaton Corp.
0.95%, 11/02/15	188	188,000

		188,000
MEDIA — 0.54%
Walt Disney Co. (The)
0.45%, 12/01/15	188	188,032

		188,032
METAL FABRICATE & HARDWARE — 0.54%
Precision Castparts Corp.
0.70%, 12/20/15	188	188,001

		188,001
MINING — 1.84%
BHP Billiton Finance USA Ltd.
5.25%, 12/15/15	338	339,886
Rio Tinto Finance USA Ltd.
1.88%, 11/02/15	300	300,000

		639,886
OFFICE & BUSINESS EQUIPMENT — 0.11%
Xerox Corp.
6.40%, 03/15/16	38	38,678

		38,678
OIL & GAS — 5.61%
BP Capital Markets PLC
0.70%, 11/06/15	226	226,009
3.20%, 03/11/16	514	519,029
EOG Resources Inc.
2.50%, 02/01/16	188	188,637
Marathon Oil Corp.
0.90%, 11/01/15	38	38,000
Marathon Petroleum Corp.
3.50%, 03/01/16	114	114,958
Occidental Petroleum Corp.
2.50%, 02/01/16	226	227,128
Shell International Finance BV
0.63%, 12/04/15	114	114,020
Total Capital International SA
0.75%, 01/25/16	338	338,318

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2016 CORPORATE ex-FINANCIALS ETF

October 31, 2015

Security	Principal (000s)	Value
Total Capital SA
2.30%, 03/15/16	$188	$189,318

		1,955,417
PHARMACEUTICALS — 6.27%
AbbVie Inc.
1.20%, 11/06/15	188	188,007
GlaxoSmithKline Capital Inc.
0.70%, 03/18/16	588	588,788
McKesson Corp.
0.95%, 12/04/15	76	75,993
Merck & Co. Inc.
2.25%, 01/15/16	264	265,033
Sanofi
2.63%, 03/29/16	700	706,289
Wyeth LLC
5.50%, 02/15/16	338	342,852
Zoetis Inc.
1.15%, 02/01/16	19	19,006

		2,185,968
PIPELINES — 1.91%
Colorado Interstate Gas Co. LLC
6.80%, 11/15/15	38	38,063
Enterprise Products Operating LLC
3.20%, 02/01/16	76	76,349
Kinder Morgan Energy Partners LP
3.50%, 03/01/16	38	38,268
ONEOK Partners LP
3.25%, 02/01/16 (Call 01/01/16)	138	138,356
TransCanada PipeLines Ltd.
0.75%, 01/15/16	376	375,966

		667,002
RETAIL — 3.71%
Costco Wholesale Corp.
0.65%, 12/07/15[a]	376	376,168
Home Depot Inc. (The)
5.40%, 03/01/16	900	914,915

		1,291,083
SOFTWARE — 3.08%
Microsoft Corp.
2.50%, 02/08/16[a]	188	189,104

Security	Principal or Share (000s)	Value
Oracle Corp.
5.25%, 01/15/16	$876	$884,455

		1,073,559
TELECOMMUNICATIONS — 4.88%
Cisco Systems Inc.
5.50%, 02/22/16	1,038	1,054,279
Deutsche Telekom International Finance BV
5.75%, 03/23/16	150	152,753
Juniper Networks Inc.
3.10%, 03/15/16	76	76,522
Telefonica Emisiones SAU
3.99%, 02/16/16	114	114,941
Verizon Communications Inc.
0.70%, 11/02/15	300	300,000

		1,698,495
TRANSPORTATION — 0.22%
Norfolk Southern Corp.
5.75%, 01/15/16	38	38,359
Ryder System Inc.
3.60%, 03/01/16	38	38,293

		76,652

TOTAL CORPORATE BONDS & NOTES
(Cost: $17,627,563)		17,636,145

SHORT-TERM INVESTMENTS — 52.65%

MONEY MARKET FUNDS — 52.65%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[b,c,d]	927	927,080
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[b,c,d]	81	81,215
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[b],c	17,332	17,331,875

		18,340,170

TOTAL SHORT-TERM INVESTMENTS
(Cost: $18,340,170)		18,340,170

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2016 CORPORATE ex-FINANCIALS ETF

October 31, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 103.27%
(Cost: $35,967,733)	$35,976,315
Other Assets, Less Liabilities — (3.27)%	(1,138,326)

NET ASSETS — 100.00%	$34,837,989

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® MAR 2018 CORPORATE ex-FINANCIALS ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 95.88%

AEROSPACE & DEFENSE — 2.94%
General Dynamics Corp.
1.00%, 11/15/17	$1,449	$1,444,388
United Technologies Corp.
1.80%, 06/01/17	3,601	3,638,267

		5,082,655
AGRICULTURE — 1.47%
Archer-Daniels-Midland Co.
5.45%, 03/15/18	1,077	1,172,056
Bunge Ltd. Finance Corp.
3.20%, 06/15/17[a]	208	211,166
Philip Morris International Inc.
1.13%, 08/21/17	1,025	1,024,752
Reynolds American Inc.
6.75%, 06/15/17	129	139,510

		2,547,484
AUTO MANUFACTURERS — 4.31%
American Honda Finance Corp.
0.95%, 05/05/17	1,000	996,887
1.20%, 07/14/17	500	498,837
1.50%, 03/13/18	500	498,374
1.55%, 12/11/17	1,300	1,301,653
Toyota Motor Credit Corp.
1.25%, 10/05/17	1,837	1,837,401
1.38%, 01/10/18[a]	251	250,915
1.45%, 01/12/18[a]	500	500,639
1.75%, 05/22/17	1,550	1,565,800

		7,450,506
BEVERAGES — 6.61%
Anheuser-Busch InBev Finance Inc.
1.25%, 01/17/18[a]	1,593	1,572,701
Anheuser-Busch InBev Worldwide Inc.
1.38%, 07/15/17	2,374	2,365,494
Beam Suntory Inc.
1.88%, 05/15/17	409	409,225
Brown-Forman Corp.
1.00%, 01/15/18	574	567,296
Coca-Cola Co. (The)
1.65%, 03/14/18	1,593	1,611,917

Security	Principal (000s)	Value
Diageo Capital PLC
1.50%, 05/11/17	$2,856	$2,867,270
5.75%, 10/23/17	165	178,654
PepsiCo Inc.
1.25%, 08/13/17	1,837	1,845,468

		11,418,025
BIOTECHNOLOGY — 0.53%
Amgen Inc.
2.13%, 05/15/17	904	915,485

		915,485
CHEMICALS — 1.95%
Eastman Chemical Co.
2.40%, 06/01/17	373	376,543
Ecolab Inc.
1.45%, 12/08/17	409	407,412
Monsanto Co.
1.15%, 06/30/17	450	446,771
Potash Corp. of Saskatchewan Inc.
3.25%, 12/01/17	86	88,380
Praxair Inc.
1.05%, 11/07/17	940	933,696
Rohm & Haas Co.
6.00%, 09/15/17	109	117,308
Sherwin-Williams Co. (The)
1.35%, 12/15/17	1,003	996,986

		3,367,096
COMMERCIAL SERVICES — 0.35%
Catholic Health Initiatives
1.60%, 11/01/17	185	184,138
Western Union Co. (The)
2.88%, 12/10/17	409	415,173

		599,311
COMPUTERS — 3.70%
Apple Inc.
0.90%, 05/12/17	500	500,695
1.05%, 05/05/17	1,250	1,253,964
Computer Sciences Corp.
6.50%, 03/15/18	373	406,779
International Business Machines Corp.
1.25%, 02/08/18	1,550	1,546,870
5.70%, 09/14/17	2,289	2,480,224

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2018 CORPORATE ex-FINANCIALS ETF

October 31, 2015

Security	Principal (000s)	Value
NetApp Inc.
2.00%, 12/15/17	$208	$207,833

		6,396,365
DIVERSIFIED FINANCIAL SERVICES — 1.61%
Ford Motor Credit Co. LLC
1.68%, 09/08/17	500	495,890
3.00%, 06/12/17	800	812,142
National Rural Utilities Cooperative Finance Corp.
0.95%, 04/24/17	500	498,621
5.45%, 04/10/17	409	433,716
5.45%, 02/01/18	495	534,189

		2,774,558
ELECTRIC — 7.13%
Alabama Power Co.
5.50%, 10/15/17	129	138,470
American Electric Power Co. Inc.
1.65%, 12/15/17 (Call 11/15/17)	495	493,576
Commonwealth Edison Co.
5.80%, 03/15/18	208	228,045
Dominion Resources Inc./VA
Series A
1.40%, 09/15/17	409	406,833
Duke Energy Carolinas LLC
5.25%, 01/15/18	129	139,130
Duke Energy Corp.
1.63%, 08/15/17	1,604	1,611,239
Exelon Generation Co. LLC
6.20%, 10/01/17	1,000	1,075,855
Georgia Power Co.
Series B
5.70%, 06/01/17	208	221,655
MidAmerican Energy Co.
5.30%, 03/15/18	904	979,104
NextEra Energy Capital Holdings Inc.
1.59%, 06/01/17	1,000	993,753
NiSource Finance Corp.
6.40%, 03/15/18	409	450,575
Northern States Power Co./MN
5.25%, 03/01/18	983	1,062,702
Pacific Gas & Electric Co.
5.63%, 11/30/17	86	92,855
PECO Energy Co.
5.35%, 03/01/18	1,227	1,326,931

Security	Principal (000s)	Value
Pennsylvania Electric Co.
6.05%, 09/01/17	$86	$91,933
Southern California Edison Co.
Series 14-B
1.13%, 05/01/17	500	498,273
Southern Co. (The)
1.30%, 08/15/17	500	496,414
Union Electric Co.
6.40%, 06/15/17	129	138,791
Virginia Electric & Power Co.
1.20%, 01/15/18 (Call 12/15/17)	1,880	1,866,164

		12,312,298
ELECTRONICS — 2.00%
Honeywell International Inc.
5.30%, 03/01/18	1,349	1,471,276
Koninklijke Philips NV
5.75%, 03/11/18	1,758	1,903,294
Thermo Fisher Scientific Inc.
1.85%, 01/15/18	86	86,110

		3,460,680
ENGINEERING & CONSTRUCTION — 0.17%
ABB Finance USA Inc.
1.63%, 05/08/17	287	287,157

		287,157
ENVIRONMENTAL CONTROL — 0.26%
Waste Management Inc.
6.10%, 03/15/18	409	448,746

		448,746
FOOD — 2.06%
ConAgra Foods Inc.
1.90%, 01/25/18[a]	452	448,173
Kellogg Co.
1.75%, 05/17/17	409	410,627
Kraft Foods Group Inc.
2.25%, 06/05/17	373	377,458
Kroger Co. (The)
6.40%, 08/15/17	86	93,267
Mondelez International Inc.
6.13%, 02/01/18	409	448,197
6.50%, 08/11/17	452	491,167
Sysco Corp.
5.25%, 02/12/18	665	717,720

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2018 CORPORATE ex-FINANCIALS ETF

October 31, 2015

Security	Principal (000s)	Value
Unilever Capital Corp.
0.85%, 08/02/17[a]	$574	$572,125

		3,558,734
GAS — 0.29%
Sempra Energy
2.30%, 04/01/17	500	504,470

		504,470
HEALTH CARE – PRODUCTS — 2.04%
Becton Dickinson and Co.
1.80%, 12/15/17	500	502,092
Covidien International Finance SA
6.00%, 10/15/17	330	359,258
CR Bard Inc.
1.38%, 01/15/18	674	667,245
Medtronic Inc.
1.50%, 03/15/18	2,000	2,005,087

		3,533,682
HOUSEHOLD PRODUCTS & WARES — 0.46%
Kimberly-Clark Corp.
6.13%, 08/01/17	739	801,039

		801,039
HOUSEWARES — 0.12%
Newell Rubbermaid Inc.
2.05%, 12/01/17[a]	208	208,555

		208,555
INTERNET — 2.11%
Alibaba Group Holding Ltd.
1.63%, 11/28/17[b]	500	495,316
Amazon.com Inc.
1.20%, 11/29/17	495	494,914
Baidu Inc.
2.25%, 11/28/17	900	901,294
eBay Inc.
1.35%, 07/15/17	1,349	1,340,224
Symantec Corp.
2.75%, 06/15/17 (Call 05/15/17)	409	410,296

		3,642,044
IRON & STEEL — 0.28%
Nucor Corp.
5.75%, 12/01/17	452	484,123

		484,123

Security	Principal (000s)	Value
LEISURE TIME — 0.16%
Carnival Corp.
1.88%, 12/15/17	$287	$285,910

		285,910
MACHINERY — 4.47%
Caterpillar Financial Services Corp.
1.25%, 08/18/17	750	750,284
1.30%, 03/01/18	1,471	1,466,269
1.63%, 06/01/17	1,104	1,112,403
Series G
1.25%, 11/06/17[a]	287	286,611
John Deere Capital Corp.
1.20%, 10/10/17	208	207,847
1.30%, 03/12/18	1,471	1,466,550
1.35%, 01/16/18	500	499,776
1.55%, 12/15/17	1,000	1,005,455
2.80%, 09/18/17[a]	617	635,084
Roper Technologies Inc.
1.85%, 11/15/17	287	286,780

		7,717,059
MANUFACTURING — 3.71%
3M Co.
1.00%, 06/26/17	1,161	1,164,071
Danaher Corp.
5.63%, 01/15/18	86	93,724
Eaton Corp.
1.50%, 11/02/17	574	574,131
General Electric Co.
5.25%, 12/06/17	3,936	4,249,043
Pentair Finance SA
1.88%, 09/15/17	336	332,552

		6,413,521
MEDIA — 3.95%
CBS Corp.
1.95%, 07/01/17	287	288,462
Comcast Corp.
5.88%, 02/15/18	409	449,196
6.30%, 11/15/17	2,589	2,840,991
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
1.75%, 01/15/18	373	372,271
Time Warner Cable Inc.
5.85%, 05/01/17	287	303,080

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2018 CORPORATE ex-FINANCIALS ETF

October 31, 2015

Security	Principal (000s)	Value
Viacom Inc.
3.50%, 04/01/17	$287	$293,230
Walt Disney Co. (The)
1.10%, 12/01/17	2,289	2,287,192

		6,834,422
METAL FABRICATE & HARDWARE — 0.71%
Precision Castparts Corp.
1.25%, 01/15/18	1,227	1,220,616

		1,220,616
MINING — 1.62%
Freeport-McMoRan Inc.
2.38%, 03/15/18	653	600,760
Goldcorp Inc.
2.13%, 03/15/18	500	494,105
Rio Tinto Finance USA PLC
1.63%, 08/21/17 (Call 07/21/17)	1,715	1,707,004

		2,801,869
OFFICE & BUSINESS EQUIPMENT — 0.01%
Pitney Bowes Inc.
5.75%, 09/15/17	16	17,039

		17,039
OIL & GAS — 11.36%
Anadarko Petroleum Corp.
6.38%, 09/15/17	1,270	1,364,544
BP Capital Markets PLC
1.38%, 11/06/17	2,203	2,200,237
1.67%, 02/13/18	500	501,489
1.85%, 05/05/17	537	541,467
Canadian Natural Resources Ltd.
5.70%, 05/15/17	574	602,993
Chevron Corp.
1.10%, 12/05/17 (Call 11/05/17)	2,454	2,452,253
1.35%, 11/15/17	500	502,076
1.37%, 03/02/18	1,000	1,000,559
ConocoPhillips Co.
1.05%, 12/15/17 (Call 11/15/17)	1,270	1,261,040
EOG Resources Inc.
5.88%, 09/15/17	330	355,985
Exxon Mobil Corp.
1.31%, 03/06/18[a]	2,000	2,005,281
Marathon Oil Corp.
5.90%, 03/15/18	287	307,337

Security	Principal (000s)	Value
Murphy Oil Corp.
2.50%, 12/01/17	$409	$400,536
Nabors Industries Inc.
6.15%, 02/15/18	208	212,160
Occidental Petroleum Corp.
1.50%, 02/15/18 (Call 01/15/18)	531	529,328
Phillips 66
2.95%, 05/01/17	452	461,764
Shell International Finance BV
1.13%, 08/21/17[a]	1,306	1,304,521
Southwestern Energy Co.
7.50%, 02/01/18	129	135,515
Total Capital Canada Ltd.
1.45%, 01/15/18[a]	1,636	1,638,100
Total Capital International SA
1.55%, 06/28/17	1,471	1,480,912
Valero Energy Corp.
6.13%, 06/15/17	86	91,792
XTO Energy Inc.
6.25%, 08/01/17	250	272,761

		19,622,650
OIL & GAS SERVICES — 0.26%
National Oilwell Varco Inc.
1.35%, 12/01/17	452	447,507

		447,507
PHARMACEUTICALS — 8.83%
AbbVie Inc.
1.75%, 11/06/17	1,068	1,070,351
Actavis Funding SCS
2.35%, 03/12/18	500	501,822
Actavis Inc.
1.88%, 10/01/17	373	372,206
Allergan Inc./U.S.
1.35%, 03/15/18	287	281,452
AstraZeneca PLC
5.90%, 09/15/17	2,309	2,505,308
Bristol-Myers Squibb Co.
0.88%, 08/01/17	1,025	1,020,333
Cardinal Health Inc.
1.70%, 03/15/18	409	408,142
Eli Lilly & Co.
1.25%, 03/01/18[a]	500	499,535

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2018 CORPORATE ex-FINANCIALS ETF

October 31, 2015

Security	Principal (000s)	Value
GlaxoSmithKline Capital PLC
1.50%, 05/08/17	$2,411	$2,427,005
Johnson & Johnson
5.55%, 08/15/17	1,184	1,281,280
McKesson Corp.
1.40%, 03/15/18	409	403,710
Medco Health Solutions Inc.
7.13%, 03/15/18	531	592,539
Merck & Co. Inc.
1.10%, 01/31/18[a]	1,715	1,709,672
Pfizer Inc.
1.10%, 05/15/17	500	499,708
4.65%, 03/01/18	251	268,816
Wyeth LLC
5.45%, 04/01/17	983	1,043,388
Zoetis Inc.
1.88%, 02/01/18	373	370,426

		15,255,693
PIPELINES — 1.18%
Enterprise Products Operating LLC Series L
6.30%, 09/15/17	409	443,211
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	904	952,451
Questar Pipeline Co.
5.83%, 02/01/18	129	139,699
TransCanada PipeLines Ltd.
1.88%, 01/12/18	500	500,365

		2,035,726
RETAIL — 7.73%
Costco Wholesale Corp.
1.13%, 12/15/17	1,428	1,424,615
CVS Health Corp.
5.75%, 06/01/17	452	482,763
Dollar General Corp.
4.13%, 07/15/17	409	423,224
Lowe’s Companies Inc.
1.63%, 04/15/17 (Call 03/15/17)	1,184	1,193,117
McDonald’s Corp.
5.35%, 03/01/18	1,184	1,281,278
5.80%, 10/15/17	983	1,063,389
Nordstrom Inc.
6.25%, 01/15/18	287	315,862

Security	Principal (000s)	Value
Staples Inc.
2.75%, 01/12/18 (Call 12/13/17)	$409	$408,208
Target Corp.
5.38%, 05/01/17	100	106,593
6.00%, 01/15/18	2,490	2,745,280
Wal-Mart Stores Inc.
5.38%, 04/05/17	787	836,980
5.80%, 02/15/18	2,325	2,569,026
Walgreens Boots Alliance Inc.
1.75%, 11/17/17	500	499,615

		13,349,950
SEMICONDUCTORS — 2.56%
Altera Corp.
1.75%, 05/15/17	574	576,275
Intel Corp.
1.35%, 12/15/17	3,839	3,847,934

		4,424,209
SOFTWARE — 2.69%
Dun & Bradstreet Corp. (The)
3.25%, 12/01/17	287	290,998
Fidelity National Information Services Inc.
1.45%, 06/05/17	100	98,895
Microsoft Corp.
0.88%, 11/15/17	1,148	1,146,533
Oracle Corp.
1.20%, 10/15/17	3,100	3,107,273

		4,643,699
TELECOMMUNICATIONS — 4.51%
America Movil SAB de CV
5.63%, 11/15/17[a]	775	833,456
AT&T Inc.
1.40%, 12/01/17[a]	1,392	1,386,642
1.70%, 06/01/17	1,062	1,067,161
5.50%, 02/01/18	550	595,416
Nippon Telegraph & Telephone Corp.
1.40%, 07/18/17	495	493,426
Telefonica Emisiones SAU
6.22%, 07/03/17	208	223,116
Verizon Communications Inc.
1.10%, 11/01/17	361	358,247
5.50%, 02/15/18	574	622,877

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2018 CORPORATE ex-FINANCIALS ETF

October 31, 2015

Security	Principal or Shares (000s)	Value
Vodafone Group PLC
1.25%, 09/26/17	$636	$630,798
1.50%, 02/19/18[a]	1,593	1,575,508

		7,786,647
TRANSPORTATION — 1.74%
Burlington Northern Santa Fe LLC
5.65%, 05/01/17	251	267,135
5.75%, 03/15/18	904	989,627
CSX Corp.
6.25%, 03/15/18	452	499,379
Ryder System Inc.
2.50%, 03/01/18 (Call 02/01/18)	208	209,999
United Parcel Service Inc.
1.13%, 10/01/17	904	907,196
5.50%, 01/15/18[a]	129	141,064

		3,014,400

TOTAL CORPORATE BONDS & NOTES
(Cost: $165,754,970)		165,663,930

SHORT-TERM INVESTMENTS — 7.30%

MONEY MARKET FUNDS — 7.30%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[c,d,e]	6,077	6,076,931
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[c,d,e]	532	532,359
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d]	6,009	6,008,647

		12,617,937

TOTAL SHORT-TERM INVESTMENTS
(Cost: $12,617,937)		12,617,937

TOTAL INVESTMENTS IN SECURITIES — 103.18%
(Cost: $178,372,907)		178,281,867
Other Assets, Less Liabilities — (3.18)%		(5,499,397)

NET ASSETS — 100.00%		$172,782,470

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® MAR 2020 CORPORATE ex-FINANCIALS ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.38%

AEROSPACE & DEFENSE — 2.37%
Boeing Capital Corp.
4.70%, 10/27/19	$186	$205,250
Boeing Co. (The)
4.88%, 02/15/20	484	541,577
L-3 Communications Corp.
5.20%, 10/15/19	95	99,918
Lockheed Martin Corp.
4.25%, 11/15/19	186	200,820
Northrop Grumman Corp.
5.05%, 08/01/19	83	90,627
Raytheon Co.
4.40%, 02/15/20	240	261,303

		1,399,495
AGRICULTURE — 2.16%
Altria Group Inc.
2.63%, 01/14/20 (Call 12/14/19)	207	208,262
9.25%, 08/06/19	119	147,345
Bunge Ltd. Finance Corp.
8.50%, 06/15/19	162	191,329
Philip Morris International Inc.
4.50%, 03/26/20	559	612,211
Reynolds American Inc.
8.13%, 06/23/19[a]	95	112,521

		1,271,668
AIRLINES — 0.22%
Continental Airlines Inc. 2009-2 Pass Through Trust Class A
7.25%, 05/10/21	112	126,761

		126,761
AUTO MANUFACTURERS — 3.47%
American Honda Finance Corp.
2.15%, 03/13/20[b]	100	99,098
2.25%, 08/15/19	539	540,587
Ford Motor Credit Co. LLC
2.46%, 03/27/20	200	195,820
PACCAR Financial Corp.
2.20%, 09/15/19	25	25,122
Toyota Motor Credit Corp.
2.13%, 07/18/19	829	833,621
2.15%, 03/12/20	350	350,457

		2,044,705

Security	Principal (000s)	Value
BEVERAGES — 3.36%
Anheuser-Busch InBev Worldwide Inc.
5.38%, 01/15/20	$946	$1,053,166
6.88%, 11/15/19	108	125,600
Coca-Cola FEMSA SAB de CV
4.63%, 02/15/20	200	216,006
PepsiCo Inc.
4.50%, 01/15/20	535	588,263

		1,983,035
BIOTECHNOLOGY — 1.05%
Amgen Inc.
2.20%, 05/22/19 (Call 04/22/19)	100	100,440
Gilead Sciences Inc.
2.05%, 04/01/19	100	100,499
2.35%, 02/01/20[b]	414	416,529

		617,468
CHEMICALS — 4.67%
Air Products & Chemicals Inc.
4.38%, 08/21/19	186	201,265
Airgas Inc.
2.38%, 02/15/20 (Call 01/15/20)	95	93,611
Dow Chemical Co. (The)
8.55%, 05/15/19	291	350,068
Eastman Chemical Co.
2.70%, 01/15/20 (Call 12/15/19)	100	99,532
Ecolab Inc.
2.25%, 01/12/20	50	49,764
EI du Pont de Nemours & Co.
4.63%, 01/15/20[b]	510	551,545
LyondellBasell Industries NV
5.00%, 04/15/19 (Call 01/15/19)	300	322,319
Monsanto Co.
2.13%, 07/15/19	75	74,092
Potash Corp. of Saskatchewan Inc.
4.88%, 03/30/20[b]	402	437,824
6.50%, 05/15/19	195	221,483
Praxair Inc.
4.50%, 08/15/19	323	352,090

		2,753,593
COMMERCIAL SERVICES — 1.20%
Board of Trustees of The Leland Stanford Junior University (The)
4.75%, 05/01/19	215	236,665

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2020 CORPORATE ex-FINANCIALS ETF

October 31, 2015

Security	Principal (000s)	Value
MasterCard Inc.
2.00%, 04/01/19	$414	$416,205
Western Union Co. (The)
3.35%, 05/22/19	54	55,057

		707,927
COMPUTERS — 4.16%
Apple Inc.
1.55%, 02/07/20	350	346,302
2.10%, 05/06/19	1,036	1,054,405
International Business Machines Corp.
1.88%, 05/15/19	500	502,336
8.38%, 11/01/19	269	333,808
Lexmark International Inc.
5.13%, 03/15/20	208	216,291

		2,453,142
DIVERSIFIED FINANCIAL SERVICES — 1.69%
BP Capital Markets PLC
2.52%, 01/15/20	622	629,511
Ford Motor Credit Co. LLC
8.13%, 01/15/20	100	119,802
National Rural Utilities Cooperative Finance Corp.
2.00%, 01/27/20 (Call 12/27/19)	250	245,808

		995,121
ELECTRIC — 6.42%
Arizona Public Service Co.
2.20%, 01/15/20 (Call 12/15/19)	25	24,942
Consolidated Edison Co. of New York Inc.
6.65%, 04/01/19	373	427,757
Consumers Energy Co.
6.70%, 09/15/19	373	434,840
Dominion Resources Inc./VA
2.50%, 12/01/19 (Call 11/01/19)	25	25,002
DTE Energy Co.
2.40%, 12/01/19 (Call 11/01/19)	25	24,866
Duke Energy Corp.
5.05%, 09/15/19	50	54,835
Duke Energy Ohio Inc.
5.45%, 04/01/19	177	195,718
Eversource Energy
4.50%, 11/15/19	120	128,934

Security	Principal (000s)	Value
Exelon Generation Co. LLC
5.20%, 10/01/19	$137	$148,752
Georgia Power Co.
4.25%, 12/01/19	269	286,964
Kansas City Power & Light Co.
7.15%, 04/01/19	186	216,686
NextEra Energy Capital Holdings Inc.
2.40%, 09/15/19 (Call 08/15/19)	249	247,008
Portland General Electric Co.
6.10%, 04/15/19	100	111,676
Progress Energy Inc.
4.88%, 12/01/19	100	108,886
Public Service Co. of Colorado
5.13%, 06/01/19	269	296,274
Public Service Electric & Gas Co.
2.00%, 08/15/19 (Call 07/15/19)	83	82,944
Series I
1.80%, 06/01/19 (Call 05/01/19)	207	205,799
Southern Co. (The)
2.15%, 09/01/19 (Call 08/01/19)[b]	20	19,639
TECO Finance Inc.
5.15%, 03/15/20	200	218,191
Virginia Electric & Power Co.
5.00%, 06/30/19	377	415,375
Wisconsin Power & Light Co.
5.00%, 07/15/19	100	108,909

		3,783,997
ELECTRICAL COMPONENTS & EQUIPMENT — 0.75%
Emerson Electric Co.
4.88%, 10/15/19	402	444,317

		444,317
ENVIRONMENTAL CONTROL — 0.35%
Republic Services Inc.
5.50%, 09/15/19	186	206,697

		206,697
FOOD — 1.09%
Kellogg Co.
4.15%, 11/15/19	54	57,470
Kraft Foods Group Inc.
5.38%, 02/10/20	162	179,598
Kroger Co. (The)
6.15%, 01/15/20	108	123,322

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2020 CORPORATE ex-FINANCIALS ETF

October 31, 2015

Security	Principal (000s)	Value
Mondelez International Inc.
5.38%, 02/10/20	$215	$239,460
Tyson Foods Inc.
2.65%, 08/15/19 (Call 07/15/19)	41	41,190

		641,040
GAS — 0.21%
Dominion Gas Holdings LLC
2.50%, 12/15/19 (Call 11/15/19)	30	30,151
Sempra Energy
2.40%, 03/15/20 (Call 02/15/20)	95	93,954

		124,105
HAND & MACHINE TOOLS — 0.67%
Kennametal Inc.
2.65%, 11/01/19 (Call 10/01/19)	395	394,728

		394,728
HEALTH CARE – PRODUCTS — 4.84%
Baxter International Inc.
4.50%, 08/15/19	535	574,070
Becton Dickinson and Co.
2.68%, 12/15/19	50	50,559
5.00%, 05/15/19	240	261,745
6.38%, 08/01/19	54	61,509
Boston Scientific Corp.
6.00%, 01/15/20	95	106,304
Life Technologies Corp.
6.00%, 03/01/20	186	209,974
Medtronic Inc.
2.50%, 03/15/20	395	400,929
4.45%, 03/15/20	767	836,263
Stryker Corp.
4.38%, 01/15/20	323	350,139

		2,851,492
HEALTH CARE – SERVICES — 0.35%
Quest Diagnostics Inc.
2.70%, 04/01/19	207	208,899

		208,899
HOUSEHOLD PRODUCTS & WARES — 0.42%
Kimberly-Clark Corp.
1.85%, 03/01/20	250	248,261

		248,261

Security	Principal (000s)	Value
INTERNET — 3.59%
Alibaba Group Holding Ltd.
2.50%, 11/28/19 (Call 10/28/19)[a]	$1,100	$1,081,640
Amazon.com Inc.
2.60%, 12/05/19 (Call 11/05/19)[b]	83	84,723
Baidu Inc.
2.75%, 06/09/19	500	496,641
eBay Inc.
2.20%, 08/01/19 (Call 07/01/19)	456	450,508

		2,113,512
IRON & STEEL — 0.16%
Vale Overseas Ltd.
5.63%, 09/15/19[b]	95	96,333

		96,333
MACHINERY — 4.04%
Caterpillar Financial Services Corp.
2.10%, 06/09/19	290	291,019
2.25%, 12/01/19	484	486,289
John Deere Capital Corp.
1.70%, 01/15/20	787	772,567
2.05%, 03/10/20[b]	250	248,362
2.25%, 04/17/19	394	398,620
Rockwell Automation Inc.
2.05%, 03/01/20 (Call 02/01/20)	186	185,093

		2,381,950
MANUFACTURING — 0.98%
3M Co.
1.63%, 06/15/19	207	206,975
Illinois Tool Works Inc.
6.25%, 04/01/19	323	368,476

		575,451
MEDIA — 4.97%
Comcast Corp.
5.15%, 03/01/20	862	965,837
5.70%, 07/01/19	207	233,799
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
5.88%, 10/01/19	269	300,872
Thomson Reuters Corp.
4.70%, 10/15/19	108	117,242
Time Warner Cable Inc.
5.00%, 02/01/20	286	304,905

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2020 CORPORATE ex-FINANCIALS ETF

October 31, 2015

Security	Principal (000s)	Value
Time Warner Inc.
2.10%, 06/01/19	$307	$305,754
4.88%, 03/15/20	178	195,648
Viacom Inc.
5.63%, 09/15/19	137	150,216
Walt Disney Co. (The)
1.85%, 05/30/19	357	358,006

		2,932,279
MINING — 3.60%
Barrick Gold Corp.
6.95%, 04/01/19	158	176,114
BHP Billiton Finance USA Ltd.
6.50%, 04/01/19	785	890,831
Freeport-McMoRan Inc.
3.10%, 03/15/20[b]	141	123,375
Newmont Mining Corp.
5.13%, 10/01/19[b]	95	101,073
Rio Tinto Finance USA Ltd.
9.00%, 05/01/19	687	832,720

		2,124,113
OFFICE & BUSINESS EQUIPMENT — 0.20%
Xerox Corp.
5.63%, 12/15/19	108	115,798

		115,798
OIL & GAS — 11.30%
Anadarko Petroleum Corp.
6.95%, 06/15/19	137	154,842
BP Capital Markets PLC
2.24%, 05/10/19	414	416,362
2.32%, 02/13/20[b]	250	249,963
Cenovus Energy Inc.
5.70%, 10/15/19	187	202,299
Chevron Corp.
1.96%, 03/03/20 (Call 02/03/20)	908	902,101
2.19%, 11/15/19 (Call 10/15/19)	207	208,763
ConocoPhillips
6.00%, 01/15/20	606	694,888
Diamond Offshore Drilling Inc.
5.88%, 05/01/19[b]	269	269,000
Encana Corp.
6.50%, 05/15/19	187	201,843
EOG Resources Inc.
5.63%, 06/01/19	285	318,784

Security	Principal (000s)	Value
Exxon Mobil Corp.
1.91%, 03/06/20 (Call 02/06/20)	$650	$651,158
Husky Energy Inc.
7.25%, 12/15/19	95	107,902
Pioneer Natural Resources Co.
7.50%, 01/15/20	150	170,945
Pride International Inc.
8.50%, 06/15/19[b]	83	82,585
Shell International Finance BV
4.30%, 09/22/19	749	812,643
4.38%, 03/25/20	423	461,036
Talisman Energy Inc.
7.75%, 06/01/19	137	150,995
Total Capital International SA
2.10%, 06/19/19	497	500,151
Valero Energy Corp.
6.13%, 02/01/20	95	107,089

		6,663,349
OIL & GAS SERVICES — 1.44%
Halliburton Co.
6.15%, 09/15/19	659	746,751
SESI LLC
6.38%, 05/01/19 (Call 11/30/15)	100	99,500

		846,251
PACKAGING & CONTAINERS — 0.08%
Bemis Co. Inc.
6.80%, 08/01/19	41	46,847

		46,847
PHARMACEUTICALS — 7.82%
Abbott Laboratories
2.00%, 03/15/20	537	534,356
5.13%, 04/01/19	261	288,547
Actavis Funding SCS
2.45%, 06/15/19	21	20,842
3.00%, 03/12/20 (Call 02/12/20)	237	237,773
AstraZeneca PLC
1.95%, 09/18/19	613	612,579
Express Scripts Holding Co.
2.25%, 06/15/19	41	40,903
7.25%, 06/15/19	54	62,385
Johnson & Johnson
1.88%, 12/05/19	514	517,779
Mead Johnson Nutrition Co.
4.90%, 11/01/19	54	58,224

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2020 CORPORATE ex-FINANCIALS ETF

October 31, 2015

Security	Principal (000s)	Value
Merck & Co. Inc.
1.85%, 02/10/20	$400	$399,044
Merck Sharp & Dohme Corp.
5.00%, 06/30/19	762	844,683
Pfizer Inc.
2.10%, 05/15/19[b]	829	832,713
Teva Pharmaceutical Finance IV LLC
2.25%, 03/18/20[b]	166	160,139

		4,609,967
PIPELINES — 2.19%
Enbridge Energy Partners LP
5.20%, 03/15/20	95	99,069
EnLink Midstream Partners LP
2.70%, 04/01/19 (Call 03/01/19)	207	202,240
Enterprise Products Operating LLC
2.55%, 10/15/19 (Call 09/15/19)	100	99,187
Kinder Morgan Energy Partners LP
6.85%, 02/15/20	149	164,841
Plains All American Pipeline LP/PAA Finance Corp.
2.60%, 12/15/19 (Call 11/15/19)	50	48,909
5.75%, 01/15/20	54	59,001
8.75%, 05/01/19	95	112,091
Spectra Energy Capital LLC
8.00%, 10/01/19	208	239,764
Williams Partners LP
5.25%, 03/15/20	253	262,799

		1,287,901
REAL ESTATE INVESTMENT TRUSTS — 0.16%
Weyerhaeuser Co.
7.38%, 10/01/19	83	97,097

		97,097
RETAIL — 4.17%
AutoNation Inc.
5.50%, 02/01/20	83	90,635
Costco Wholesale Corp.
1.70%, 12/15/19	848	841,692
CVS Health Corp.
2.25%, 08/12/19 (Call 07/12/19)	83	83,386
Home Depot Inc. (The)
2.00%, 06/15/19 (Call 05/15/19)[b]	414	419,414
McDonald’s Corp.
1.88%, 05/29/19[b]	373	369,252

Security	Principal (000s)	Value
Target Corp.
2.30%, 06/26/19	$429	$437,489
TJX Companies Inc. (The)
6.95%, 04/15/19	186	215,454

		2,457,322
SEMICONDUCTORS — 0.92%
Texas Instruments Inc.
1.65%, 08/03/19	552	543,693

		543,693
SOFTWARE — 5.15%
Adobe Systems Inc.
4.75%, 02/01/20	54	59,169
Microsoft Corp.
1.85%, 02/12/20 (Call 01/12/20)	1,016	1,018,522
4.20%, 06/01/19	260	283,560
Oracle Corp.
2.25%, 10/08/19	1,079	1,092,502
5.00%, 07/08/19	526	582,616

		3,036,369
TELECOMMUNICATIONS — 5.82%
America Movil SAB de CV
5.00%, 03/30/20	985	1,081,308
Cisco Systems Inc.
4.45%, 01/15/20	1,182	1,296,804
Deutsche Telekom International Finance BV
6.00%, 07/08/19	165	186,338
Orange SA
5.38%, 07/08/19	108	120,202
Telefonica Emisiones SAU
5.88%, 07/15/19[b]	95	105,683
Verizon Communications Inc.
2.63%, 02/21/20	250	251,587
6.35%, 04/01/19	108	122,984
Vodafone Group PLC
5.45%, 06/10/19	240	264,118

		3,429,024
TOYS, GAMES & HOBBIES — 0.10%
Mattel Inc.
2.35%, 05/06/19[b]	62	61,383

		61,383

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2020 CORPORATE ex-FINANCIALS ETF

October 31, 2015

Security	Principal or Shares (000s)	Value
TRANSPORTATION — 2.24%
Burlington Northern Santa Fe LLC
4.70%, 10/01/19	$154	$167,956
Ryder System Inc.
2.45%, 09/03/19 (Call 08/03/19)	33	32,774
2.55%, 06/01/19 (Call 05/01/19)	95	94,779
Union Pacific Corp.
1.80%, 02/01/20 (Call 01/01/20)	500	494,363
United Parcel Service Inc.
5.13%, 04/01/19	478	532,310

		1,322,182

TOTAL CORPORATE BONDS & NOTES
(Cost: $58,176,257)		57,997,272

SHORT-TERM INVESTMENTS — 6.29%

MONEY MARKET FUNDS — 6.29%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[c,d,e]	2,778	2,778,291
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[c,d,e]	243	243,387
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d]	687	686,592

		3,708,270

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,708,270)		3,708,270

TOTAL INVESTMENTS IN SECURITIES — 104.67%
(Cost: $61,884,527)		61,705,542
Other Assets, Less Liabilities — (4.67)%		(2,754,845)

NET ASSETS — 100.00%		$58,950,697

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® MAR 2023 CORPORATE ex-FINANCIALS ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.13%

ADVERTISING — 0.52%
Omnicom Group Inc.
3.63%, 05/01/22	$199	$201,342

		201,342
AEROSPACE & DEFENSE — 5.09%
Embraer SA
5.15%, 06/15/22	66	65,918
General Dynamics Corp.
2.25%, 11/15/22 (Call 08/15/22)	431	414,837
Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)	464	455,311
United Technologies Corp.
3.10%, 06/01/22	995	1,016,942

		1,953,008
AGRICULTURE — 2.04%
Altria Group Inc.
2.85%, 08/09/22	166	163,463
Philip Morris International Inc.
2.63%, 03/06/23	564	553,737
Reynolds American Inc.
3.25%, 11/01/22	66	65,463

		782,663
AIRLINES — 0.48%
American Airlines 2013-2 Pass Through Trust Class A
4.95%, 07/15/24	174	184,848

		184,848
AUTO MANUFACTURERS — 1.02%
Toyota Motor Credit Corp.
2.63%, 01/10/23[a]	398	392,167

		392,167
AUTO PARTS & EQUIPMENT — 0.05%
Delphi Corp.
5.00%, 02/15/23 (Call 02/15/18)	19	19,760

		19,760
BEVERAGES — 5.55%
Anheuser-Busch InBev Finance Inc.
2.63%, 01/17/23	332	313,994
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22	597	570,150

Security	Principal (000s)	Value
Brown-Forman Corp.
2.25%, 01/15/23 (Call 10/15/22)	$66	$63,013
Diageo Investment Corp.
2.88%, 05/11/22	498	493,996
8.00%, 09/15/22	100	127,963
PepsiCo Inc.
2.75%, 03/01/23	564	561,334

		2,130,450
BIOTECHNOLOGY — 0.88%
Amgen Inc.
3.63%, 05/15/22 (Call 02/15/22)	66	67,772
Celgene Corp.
3.25%, 08/15/22	66	65,594
Gilead Sciences Inc.
3.25%, 09/01/22 (Call 07/01/22)	200	202,758

		336,124
CHEMICALS — 3.04%
Agrium Inc.
3.15%, 10/01/22 (Call 07/01/22)	33	31,996
Air Products & Chemicals Inc.
2.75%, 02/03/23	66	64,923
Cabot Corp.
3.70%, 07/15/22	66	65,411
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)	66	64,353
Eastman Chemical Co.
3.60%, 08/15/22 (Call 05/15/22)	66	66,185
EI du Pont de Nemours & Co.
2.80%, 02/15/23	564	541,187
Monsanto Co.
2.20%, 07/15/22 (Call 04/15/22)	82	75,437
Praxair Inc.
2.20%, 08/15/22 (Call 05/15/22)	66	63,164
2.70%, 02/21/23 (Call 11/21/22)	199	195,728

		1,168,384
COMMERCIAL SERVICES — 0.17%
Catholic Health Initiatives
2.95%, 11/01/22	66	64,359

		64,359
COMPUTERS — 2.47%
Apple Inc.
2.70%, 05/13/22[a]	500	504,179

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2023 CORPORATE ex-FINANCIALS ETF

October 31, 2015

Security	Principal (000s)	Value
Computer Sciences Corp.
4.45%, 09/15/22	$33	$33,880
Hewlett-Packard Co.
4.05%, 09/15/22	33	32,703
International Business Machines Corp.
1.88%, 08/01/22	400	377,818

		948,580
COSMETICS & PERSONAL CARE — 1.50%
Colgate-Palmolive Co.
1.95%, 02/01/23	365	349,375
2.30%, 05/03/22	166	164,496
Estee Lauder Companies Inc. (The)
2.35%, 08/15/22	66	63,770

		577,641
DISTRIBUTION & WHOLESALE — 0.38%
Arrow Electronics Inc.
3.50%, 04/01/22 (Call 02/01/22)	150	146,701

		146,701
DIVERSIFIED FINANCIAL SERVICES — 0.54%
Ford Motor Credit Co. LLC
4.25%, 09/20/22	200	209,083

		209,083
ELECTRIC — 6.97%
Ameren Illinois Co.
2.70%, 09/01/22 (Call 06/01/22)	66	64,978
American Electric Power Co. Inc.
2.95%, 12/15/22 (Call 09/15/22)	166	161,291
CenterPoint Energy Houston Electric LLC
2.25%, 08/01/22 (Call 05/01/22)	66	63,774
Connecticut Light & Power Co. (The)
2.50%, 01/15/23 (Call 10/15/22)	265	257,279
Consumers Energy Co.
2.85%, 05/15/22 (Call 02/15/22)	66	66,564
Dominion Resources Inc./VA
Series B
2.75%, 09/15/22 (Call 06/15/22)	66	63,896
DTE Electric Co.
2.65%, 06/15/22 (Call 03/15/22)	66	65,477
Duke Energy Corp.
3.05%, 08/15/22 (Call 05/15/22)	166	164,973
Duke Energy Progress LLC
2.80%, 05/15/22 (Call 02/15/22)	133	133,755

Security	Principal (000s)	Value
Exelon Generation Co. LLC
4.25%, 06/15/22 (Call 03/15/22)	$166	$167,370
Georgia Power Co.
2.85%, 05/15/22	199	194,326
NSTAR Electric Co.
2.38%, 10/15/22 (Call 07/15/22)	133	128,617
Oncor Electric Delivery Co. LLC
4.10%, 06/01/22 (Call 03/01/22)	199	207,439
Pacific Gas & Electric Co.
2.45%, 08/15/22 (Call 05/15/22)	66	63,660
PPL Capital Funding Inc.
3.50%, 12/01/22 (Call 09/01/22)	66	66,917
PPL Electric Utilities Corp.
2.50%, 09/01/22 (Call 06/01/22)	82	80,722
Progress Energy Inc.
3.15%, 04/01/22 (Call 01/01/22)	66	65,995
Public Service Co. of Colorado
2.50%, 03/15/23 (Call 09/15/22)	332	325,804
Puget Energy Inc.
5.63%, 07/15/22 (Call 04/15/22)	66	74,237
Virginia Electric & Power Co.
2.75%, 03/15/23 (Call 12/15/22)	264	260,494

		2,677,568
ELECTRICAL COMPONENTS & EQUIPMENT — 0.76%
Emerson Electric Co.
2.63%, 02/15/23 (Call 11/15/22)	299	293,404

		293,404
ELECTRONICS — 0.17%
Thermo Fisher Scientific Inc.
3.15%, 01/15/23 (Call 10/15/22)	66	64,945

		64,945
ENGINEERING & CONSTRUCTION — 1.45%
ABB Finance USA Inc.
2.88%, 05/08/22	564	558,153

		558,153
ENVIRONMENTAL CONTROL — 0.17%
Waste Management Inc.
2.90%, 09/15/22 (Call 06/15/22)	66	65,302

		65,302

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2023 CORPORATE ex-FINANCIALS ETF

October 31, 2015

Security	Principal (000s)	Value
FOOD — 1.58%
ConAgra Foods Inc.
3.20%, 01/25/23 (Call 10/25/22)	$115	$109,604
Kraft Foods Group Inc.
3.50%, 06/06/22	166	168,922
Sysco Corp.
2.60%, 06/12/22	265	257,879
Tyson Foods Inc.
4.50%, 06/15/22 (Call 03/15/22)	66	70,317

		606,722
GAS — 0.42%
Sempra Energy
2.88%, 10/01/22 (Call 07/01/22)	166	161,350

		161,350
HAND & MACHINE TOOLS — 0.17%
Stanley Black & Decker Inc.
2.90%, 11/01/22	66	64,965

		64,965
HEALTH CARE – PRODUCTS — 0.62%
Covidien International Finance SA
3.20%, 06/15/22 (Call 03/15/22)	232	236,681

		236,681
HEALTH CARE – SERVICES — 0.84%
Kaiser Foundation Hospitals
3.50%, 04/01/22	250	256,485
Laboratory Corp. of America Holdings
3.75%, 08/23/22 (Call 05/23/22)	66	66,568

		323,053
HOME BUILDERS — 0.35%
NVR Inc.
3.95%, 09/15/22 (Call 06/15/22)	133	135,474

		135,474
HOME FURNISHINGS — 0.09%
Whirlpool Corp.
3.70%, 03/01/23	33	33,038

		33,038
HOUSEHOLD PRODUCTS & WARES — 0.25%
Church & Dwight Co. Inc.
2.88%, 10/01/22	66	64,471
Clorox Co. (The)
3.05%, 09/15/22 (Call 06/15/22)[a]	33	32,693

		97,164

Security	Principal (000s)	Value
INTERNET — 1.56%
Amazon.com Inc.
2.50%, 11/29/22 (Call 08/29/22)	$66	$64,232
Baidu Inc.
3.50%, 11/28/22	400	395,752
eBay Inc.
2.60%, 07/15/22 (Call 04/15/22)	148	137,390

		597,374
IRON & STEEL — 0.13%
Nucor Corp.
4.13%, 09/15/22 (Call 06/15/22)	49	50,354

		50,354
LODGING — 0.13%
Starwood Hotels & Resorts Worldwide Inc.
3.13%, 02/15/23 (Call 11/15/22)	50	47,862

		47,862
MACHINERY — 3.06%
Caterpillar Financial Services Corp.
2.63%, 03/01/23	199	192,818
2.85%, 06/01/22	100	99,455
Caterpillar Inc.
2.60%, 06/26/22 (Call 03/26/22)	232	227,102
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)	663	655,778

		1,175,153
MANUFACTURING — 3.94%
3M Co.
2.00%, 06/26/22	232	225,464
Eaton Corp.
2.75%, 11/02/22	133	129,831
General Electric Co.
2.70%, 10/09/22	995	991,774
Parker-Hannifin Corp.
3.50%, 09/15/22	100	104,209
Pentair Finance SA
3.15%, 09/15/22 (Call 06/15/22)	66	62,119

		1,513,397
MEDIA — 3.99%
21st Century Fox America Inc.
3.00%, 09/15/22	66	64,984

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2023 CORPORATE ex-FINANCIALS ETF

October 31, 2015

Security	Principal (000s)	Value
Comcast Cable Communications Holdings Inc.
9.46%, 11/15/22	$166	$231,591
Comcast Corp.
2.85%, 01/15/23	498	497,940
3.13%, 07/15/22	133	136,184
Time Warner Entertainment Co. LP
8.38%, 03/15/23	66	81,789
Time Warner Inc.
3.40%, 06/15/22	66	66,187
Viacom Inc.
3.25%, 03/15/23 (Call 12/15/22)[a]	66	61,455
Walt Disney Co. (The)
2.35%, 12/01/22	398	394,104

		1,534,234
METAL FABRICATE & HARDWARE — 1.25%
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)	498	480,971

		480,971
MINING — 2.13%
Barrick Gold Corp.
3.85%, 04/01/22	133	124,330
Freeport-McMoRan Inc.
3.88%, 03/15/23 (Call 12/15/22)[a]	199	154,723
Goldcorp Inc.
3.70%, 03/15/23 (Call 12/15/22)	100	95,620
Rio Tinto Finance USA PLC
2.88%, 08/21/22 (Call 05/21/22)	458	441,284

		815,957
OIL & GAS — 13.41%
Apache Corp.
3.25%, 04/15/22 (Call 01/15/22)	166	162,664
BP Capital Markets PLC
2.50%, 11/06/22	730	702,510
3.25%, 05/06/22[a]	232	235,319
Chevron Corp.
2.36%, 12/05/22 (Call 09/05/22)	829	802,722
ConocoPhillips Co.
2.40%, 12/15/22 (Call 09/15/22)	498	472,751
Continental Resources Inc./OK
5.00%, 09/15/22 (Call 03/15/17)	166	148,570
Devon Energy Corp.
3.25%, 05/15/22 (Call 02/15/22)[a]	66	63,465

Security	Principal (000s)	Value
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)[a]	$550	$538,171
Marathon Oil Corp.
2.80%, 11/01/22 (Call 08/01/22)[a]	66	58,953
Murphy Oil Corp.
3.70%, 12/01/22 (Call 09/01/22)	66	53,990
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 11/15/22)	531	518,191
Phillips 66
4.30%, 04/01/22	133	140,620
Shell International Finance BV
2.25%, 01/06/23	464	443,941
2.38%, 08/21/22	398	387,058
Total Capital International SA
2.70%, 01/25/23	431	423,423

		5,152,348
OIL & GAS SERVICES — 1.67%
FMC Technologies Inc.
3.45%, 10/01/22 (Call 07/01/22)	66	60,254
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)	630	581,516

		641,770
PHARMACEUTICALS — 7.85%
AbbVie Inc.
2.90%, 11/06/22	232	224,793
Actavis Inc.
3.25%, 10/01/22 (Call 07/01/22)	133	129,362
Allergan Inc./U.S.
2.80%, 03/15/23 (Call 12/15/22)	66	61,379
Bristol-Myers Squibb Co.
2.00%, 08/01/22	265	254,389
Cardinal Health Inc.
3.20%, 03/15/23	99	98,345
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23[a]	365	362,548
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	547	550,194
McKesson Corp.
2.85%, 03/15/23 (Call 12/15/22)	66	63,434
Merck & Co. Inc.
2.40%, 09/15/22 (Call 06/15/22)	400	393,712
Novartis Capital Corp.
2.40%, 09/21/22	663	659,590

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2023 CORPORATE ex-FINANCIALS ETF

October 31, 2015

Security	Principal (000s)	Value
Teva Pharmaceutical Finance Co. BV
2.95%, 12/18/22	$149	$139,979
Zoetis Inc.
3.25%, 02/01/23 (Call 11/01/22)	83	79,105

		3,016,830
PIPELINES — 2.50%
Energy Transfer Partners LP
3.60%, 02/01/23 (Call 11/01/22)	66	58,213
Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)	65	62,519
Kinder Morgan Energy Partners LP
3.45%, 02/15/23 (Call 11/15/22)	66	58,137
ONEOK Partners LP
3.38%, 10/01/22 (Call 07/01/22)	66	58,014
Plains All American Pipeline LP/PAA Finance Corp.
2.85%, 01/31/23 (Call 10/31/22)	66	59,971
Sunoco Logistics Partners Operations LP
3.45%, 01/15/23 (Call 10/15/22)	66	57,138
TransCanada PipeLines Ltd.
2.50%, 08/01/22	482	451,804
Western Gas Partners LP
4.00%, 07/01/22 (Call 04/01/22)	100	95,743
Williams Partners LP
3.35%, 08/15/22 (Call 05/15/22)	66	57,700

		959,239
REAL ESTATE INVESTMENT TRUSTS — 0.25%
American Tower Corp.
3.50%, 01/31/23	100	96,136

		96,136
RETAIL — 2.95%
AutoZone Inc.
3.70%, 04/15/22 (Call 01/15/22)	33	33,920
CVS Health Corp.
2.75%, 12/01/22 (Call 09/01/22)	100	97,779
Home Depot Inc. (The)
2.63%, 06/01/22 (Call 05/01/22)	500	501,630
Lowe’s Companies Inc.
3.12%, 04/15/22 (Call 01/15/22)	365	372,630
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)	33	30,768

Security	Principal (000s)	Value
Staples Inc.
4.38%, 01/12/23 (Call 10/14/22)	$33	$32,052
Walgreen Co.
3.10%, 09/15/22	66	64,195

		1,132,974
SEMICONDUCTORS — 4.90%
Broadcom Corp.
2.50%, 08/15/22 (Call 05/15/22)	265	260,570
Intel Corp.
2.70%, 12/15/22	663	660,794
3.10%, 07/29/22	200	205,019
Maxim Integrated Products Inc.
3.38%, 03/15/23 (Call 12/15/22)	66	65,460
QUALCOMM Inc.
3.00%, 05/20/22	700	688,106

		1,879,949
SOFTWARE — 3.63%
Autodesk Inc.
3.60%, 12/15/22 (Call 09/15/22)	66	65,175
Fiserv Inc.
3.50%, 10/01/22 (Call 07/01/22)	66	66,190
Microsoft Corp.
2.13%, 11/15/22	398	386,623
Oracle Corp.
2.50%, 10/15/22	896	876,250

		1,394,238
TELECOMMUNICATIONS — 4.32%
America Movil SAB de CV
3.13%, 07/16/22[a]	600	591,167
AT&T Inc.
2.63%, 12/01/22 (Call 09/01/22)[a]	314	300,292
Cisco Systems Inc.
3.00%, 06/15/22[a]	150	153,532
Motorola Solutions Inc.
3.50%, 03/01/23	66	59,522
3.75%, 05/15/22	66	61,266
Telefonaktiebolaget LM Ericsson
4.13%, 05/15/22	66	68,191
Verizon Communications Inc.
2.45%, 11/01/22 (Call 08/01/22)	232	221,848
Vodafone Group PLC
2.95%, 02/19/23[a]	214	203,788

		1,659,606

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2023 CORPORATE ex-FINANCIALS ETF

October 31, 2015

Security	Principal or Shares (000s)	Value
TEXTILES — 0.17%
Mohawk Industries Inc.
3.85%, 02/01/23 (Call 11/01/22)	$66	$66,802

		66,802
TRANSPORTATION — 2.72%
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)	133	131,078
Canadian National Railway Co.
2.25%, 11/15/22 (Call 08/15/22)	83	80,352
FedEx Corp.
2.63%, 08/01/22	100	97,294
Norfolk Southern Corp.
2.90%, 02/15/23 (Call 11/15/22)	66	64,349
Union Pacific Corp.
2.95%, 01/15/23 (Call 10/15/22)	66	66,740
4.16%, 07/15/22 (Call 04/15/22)	166	180,489
United Parcel Service Inc.
2.45%, 10/01/22	431	424,198

		1,044,500

TOTAL CORPORATE BONDS & NOTES (Cost: $38,040,880)		37,692,623

SHORT-TERM INVESTMENTS — 9.53%

MONEY MARKET FUNDS — 9.53%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[b,c,d]	3,039	3,038,502
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[b,c,d]	266	266,183
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[b,c]	355	355,366

		3,660,051

TOTAL SHORT-TERM INVESTMENTS (Cost: $3,660,051)		3,660,051

TOTAL INVESTMENTS IN SECURITIES — 107.66% (Cost: $41,700,931)		41,352,674
Other Assets, Less Liabilities — (7.66)%		(2,941,391)

NET ASSETS — 100.00%		$38,411,283

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® MAR 2016 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 40.74%

AGRICULTURE — 0.12%
Bunge Ltd. Finance Corp.
4.10%, 03/15/16	$75	$75,746

		75,746

AUTO MANUFACTURERS — 0.12%
Toyota Motor Credit Corp.
2.80%, 01/11/16	75	75,364

		75,364

AUTO PARTS & EQUIPMENT — 0.15%
Johnson Controls Inc.
5.50%, 01/15/16[a]	100	100,850

		100,850

BANKS — 18.23%
Australia & New Zealand Banking Group Ltd./New York NY
0.90%, 02/12/16	250	250,417
Bank of America Corp.
1.25%, 01/11/16	300	300,327
3.63%, 03/17/16	675	682,366
5.25%, 12/01/15	18	18,065
Bank of Montreal
0.80%, 11/06/15	234	234,006
Bank of Nova Scotia (The)
0.95%, 03/15/16	150	150,270
2.90%, 03/29/16	575	580,578
BB&T Corp.
3.20%, 03/15/16 (Call 02/16/16)	400	402,958
5.20%, 12/23/15	178	179,136
BNP Paribas SA
3.60%, 02/23/16	500	504,360
Canadian Imperial Bank of Commerce/Canada
2.35%, 12/11/15	46	46,096
Capital One Financial Corp.
1.00%, 11/06/15	179	179,002
Citigroup Inc.
1.25%, 01/15/16	875	876,090
4.59%, 12/15/15	28	28,119
Deutsche Bank AG/London
3.25%, 01/11/16	500	502,543

Security	Principal (000s)	Value
Fifth Third Bancorp
3.63%, 01/25/16	$350	$352,335
First Horizon National Corp.
5.38%, 12/15/15	62	62,319
Goldman Sachs Group Inc. (The)
1.60%, 11/23/15	72	72,049
3.63%, 02/07/16[a]	1,000	1,007,747
5.35%, 01/15/16	500	504,879
Intesa Sanpaolo SpA
3.13%, 01/15/16	400	401,704
JPMorgan Chase & Co.
1.13%, 02/26/16	10	10,019
2.60%, 01/15/16	400	401,714
3.45%, 03/01/16	600	605,608
Lloyds Bank PLC
4.88%, 01/21/16	300	302,728
Morgan Stanley
1.75%, 02/25/16[a]	350	351,243
3.45%, 11/02/15	100	100,000
PNC Funding Corp.[b]
5.25%, 11/15/15	26	26,038
Royal Bank of Canada
0.85%, 03/08/16[a]	375	375,515
2.63%, 12/15/15	297	297,758
Royal Bank of Scotland PLC (The)
4.38%, 03/16/16	450	455,692
State Street Corp.
2.88%, 03/07/16	250	251,748
Sumitomo Mitsui Banking Corp.
0.90%, 01/18/16	250	250,135
U.S. Bancorp
3.44%, 02/01/16	225	226,457
Westpac Banking Corp.
0.95%, 01/12/16	200	200,249
3.00%, 12/09/15[a]	750	752,087

		11,942,357

BEVERAGES — 1.00%
Anheuser-Busch InBev Finance Inc.
0.80%, 01/15/16	250	250,090
Coca-Cola Co. (The)
1.50%, 11/15/15	307	307,122

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2016 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Dr Pepper Snapple Group Inc.
2.90%, 01/15/16	$100	$100,421

		657,633
CHEMICALS — 0.31%
Dow Chemical Co. (The)
2.50%, 02/15/16	105	105,442
EI du Pont de Nemours & Co.
1.95%, 01/15/16	100	100,272

		205,714
COMPUTERS — 0.31%
International Business Machines Corp.
2.00%, 01/05/16	200	200,586

		200,586
COSMETICS & PERSONAL CARE — 0.23%
Procter & Gamble Co. (The)
1.80%, 11/15/15	137	137,065
4.85%, 12/15/15	13	13,070

		150,135
DIVERSIFIED FINANCIAL SERVICES — 3.86%
Ameriprise Financial Inc.
5.65%, 11/15/15	28	28,038
Charles Schwab Corp. (The)
0.85%, 12/04/15	150	150,064
General Electric Capital Corp.
1.00%, 12/11/15	228	228,153
1.00%, 01/08/16	482	482,555
2.25%, 11/09/15	93	93,026
5.00%, 01/08/16[a]	386	388,171
HSBC Finance Corp.
5.50%, 01/19/16	400	403,994
Jefferies Group LLC
3.88%, 11/09/15[a]	300	300,208
Nomura Holdings Inc.
4.13%, 01/19/16	150	151,003
ORIX Corp.
5.00%, 01/12/16	300	302,143

		2,527,355
ELECTRIC — 0.54%
Georgia Power Co.
Series 12D
0.63%, 11/15/15	75	75,002
PSEG Power LLC
5.50%, 12/01/15	200	200,711

Security	Principal (000s)	Value
TECO Finance Inc.
4.00%, 03/15/16	$75	$75,823

		351,536
ELECTRONICS — 0.23%
Thermo Fisher Scientific Inc.
3.20%, 03/01/16	150	151,091

		151,091
FOOD — 0.92%
ConAgra Foods Inc.
1.30%, 01/25/16	200	200,313
Mondelez International Inc.
4.13%, 02/09/16	400	403,437

		603,750
FOREST PRODUCTS & PAPER — 0.01%
Plum Creek Timberlands LP
5.88%, 11/15/15	6	6,009

		6,009
HEALTH CARE – PRODUCTS — 0.15%
Life Technologies Corp.
3.50%, 01/15/16	100	100,518

		100,518
HEALTH CARE – SERVICES — 0.23%
UnitedHealth Group Inc.
5.38%, 03/15/16	150	152,611

		152,611
INSURANCE — 0.98%
ACE INA Holdings Inc.
2.60%, 11/23/15[a]	150	150,159
Aegon NV
4.63%, 12/01/15	98	98,361
Berkshire Hathaway Finance Corp.
2.45%, 12/15/15	244	244,630
Travelers Companies Inc. (The)
5.50%, 12/01/15	150	150,588

		643,738
INTERNET — 0.20%
Amazon.com Inc.
0.65%, 11/27/15	128	128,017

		128,017

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2016 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
IRON & STEEL — 0.31%
Vale Overseas Ltd.
6.25%, 01/11/16	$200	$201,240

		201,240
LEISURE TIME — 0.15%
Carnival Corp.
1.20%, 02/05/16	100	100,112

		100,112
MACHINERY — 0.34%
Caterpillar Financial Services Corp.
0.70%, 11/06/15	21	21,000
John Deere Capital Corp.
0.75%, 01/22/16	200	200,175

		221,175
MANUFACTURING — 0.55%
Eaton Corp.
0.95%, 11/02/15	351	351,000
Pentair Finance SA
1.35%, 12/01/15	10	10,001

		361,001
MEDIA — 0.22%
Walt Disney Co. (The)
0.45%, 12/01/15	143	143,024

		143,024
METAL FABRICATE & HARDWARE — 0.03%
Precision Castparts Corp.
0.70%, 12/20/15	16	16,000

		16,000
MINING — 0.54%
BHP Billiton Finance USA Ltd.
5.25%, 12/15/15	125	125,697
7.25%, 03/01/16	100	102,138
Rio Tinto Finance USA Ltd.
1.88%, 11/02/15	126	126,000

		353,835
OFFICE & BUSINESS EQUIPMENT — 0.23%
Xerox Corp.
6.40%, 03/15/16	150	152,677

		152,677

Security	Principal (000s)	Value
OIL & GAS — 2.07%
BP Capital Markets PLC
0.70%, 11/06/15	$35	$35,002
3.20%, 03/11/16	300	302,935
Marathon Oil Corp.
0.90%, 11/01/15	180	180,000
Marathon Petroleum Corp.
3.50%, 03/01/16	100	100,840
Noble Holding International Ltd.
3.05%, 03/01/16	100	100,472
Shell International Finance BV
0.63%, 12/04/15	283	283,050
Total Capital SA
2.30%, 03/15/16	350	352,453

		1,354,752
OIL & GAS SERVICES — 0.08%
Weatherford International Ltd./Bermuda
5.50%, 02/15/16	50	50,000

		50,000
PHARMACEUTICALS — 3.13%
AbbVie Inc.
1.20%, 11/06/15	600	600,024
GlaxoSmithKline Capital Inc.
0.70%, 03/18/16	375	375,503
McKesson Corp.
0.95%, 12/04/15	121	120,989
3.25%, 03/01/16	100	100,758
Merck & Co. Inc.
2.25%, 01/15/16	250	250,978
Sanofi
2.63%, 03/29/16	300	302,695
Wyeth LLC
5.50%, 02/15/16	150	152,154
Zoetis Inc.
1.15%, 02/01/16	150	150,044

		2,053,145
PIPELINES — 1.53%
Colorado Interstate Gas Co. LLC
6.80%, 11/15/15	150	150,248
Enterprise Products Operating LLC
3.20%, 02/01/16	400	401,836

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2016 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Kinder Morgan Energy Partners LP
3.50%, 03/01/16[a]	$50	$50,353
Kinder Morgan Finance Co. LLC
5.70%, 01/05/16[a]	250	251,867
ONEOK Partners LP
3.25%, 02/01/16 (Call 01/01/16)	100	100,258
TransCanada PipeLines Ltd.
0.75%, 01/15/16	50	49,996

		1,004,558
REAL ESTATE INVESTMENT TRUSTS — 0.66%
ERP Operating LP
5.13%, 03/15/16	150	152,359
HCP Inc.
3.75%, 02/01/16[a]	100	100,596
Kilroy Realty Corp.
5.00%, 11/03/15	105	105,000
Welltower Inc.
3.63%, 03/15/16	75	75,764

		433,719
RETAIL — 0.97%
Costco Wholesale Corp.
0.65%, 12/07/15[a]	130	130,058
Home Depot Inc. (The)
5.40%, 03/01/16	500	508,286

		638,344
SOFTWARE — 0.46%
Microsoft Corp.
2.50%, 02/08/16	100	100,587
Oracle Corp.
5.25%, 01/15/16	200	201,930

		302,517
TELECOMMUNICATIONS — 1.49%
Cisco Systems Inc.
5.50%, 02/22/16	325	330,097
Deutsche Telekom International Finance BV
5.75%, 03/23/16	150	152,753
Telefonica Emisiones SAU
3.99%, 02/16/16	300	302,478
Verizon Communications Inc.
0.70%, 11/02/15	189	189,000

		974,328

Security	Principal or Shares (000s)	Value
TEXTILES — 0.24%
Mohawk Industries Inc.
6.13%, 01/15/16	$158	$159,558

		159,558
TRANSPORTATION — 0.15%
Norfolk Southern Corp.
5.75%, 01/15/16	100	100,946

		100,946

TOTAL CORPORATE BONDS & NOTES (Cost: $26,685,054)		26,693,941

INVESTMENT COMPANIES — 11.44%
iShares iBonds Mar 2016 Corporate ex-Financials ETF[b]	76	7,496,395

TOTAL INVESTMENT COMPANIES (Cost: $7,504,435)		7,496,395

SHORT-TERM INVESTMENTS — 52.17%

MONEY MARKET FUNDS — 52.17%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[b,c,d]	2,156	2,155,777
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[b,c,d]	189	188,853
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[b],c	31,843	31,842,955

		34,187,585

TOTAL SHORT-TERM INVESTMENTS (Cost: $34,187,585)		34,187,585

TOTAL INVESTMENTS IN SECURITIES — 104.35% (Cost: $68,377,074)		68,377,921
Other Assets, Less Liabilities — (4.35)%		(2,848,506)

NET ASSETS — 100.00%		$65,529,415

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® MAR 2018 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 91.82%

ADVERTISING — 0.10%
Interpublic Group of Companies Inc. (The)
2.25%, 11/15/17	$100	$100,520

		100,520
AEROSPACE & DEFENSE — 0.73%
General Dynamics Corp.
1.00%, 11/15/17	150	149,522
L-3 Communications Corp.
1.50%, 05/28/17	150	147,041
United Technologies Corp.
1.80%, 06/01/17	300	303,105
5.38%, 12/15/17	100	108,307

		707,975
AGRICULTURE — 0.71%
Archer-Daniels-Midland Co.
5.45%, 03/15/18	80	87,061
Bunge Ltd. Finance Corp.
3.20%, 06/15/17	75	76,141
Philip Morris International Inc.
1.13%, 08/21/17	400	399,903
Reynolds American Inc.
2.30%, 08/21/17[a,b]	50	50,720
6.75%, 06/15/17	75	81,111

		694,936
AUTO MANUFACTURERS — 2.63%
American Honda Finance Corp.
0.95%, 05/05/17	450	448,599
1.20%, 07/14/17	100	99,767
1.55%, 12/11/17	300	300,381
General Motors Financial Co. Inc.
4.75%, 08/15/17	400	415,362
PACCAR Financial Corp.
1.45%, 03/09/18	350	349,672
Toyota Motor Credit Corp.
1.13%, 05/16/17	150	150,084
1.38%, 01/10/18[a]	600	599,798
1.45%, 01/12/18	100	100,128
1.75%, 05/22/17	100	101,019

		2,564,810

Security	Principal (000s)	Value
AUTO PARTS & EQUIPMENT — 0.10%
Johnson Controls Inc.
1.40%, 11/02/17	$100	$99,142

		99,142
BANKS — 32.69%
Australia & New Zealand Banking Group Ltd./New York NY
1.25%, 06/13/17[a]	250	248,852
1.50%, 01/16/18	250	249,780
Bank of America Corp.
1.70%, 08/25/17	600	601,190
2.00%, 01/11/18	850	853,077
5.70%, 05/02/17	250	263,786
5.75%, 12/01/17	600	647,489
6.00%, 09/01/17	450	484,020
Bank of Montreal
1.30%, 07/14/17 (Call 06/14/17)	250	249,419
1.40%, 09/11/17	250	249,366
Bank of New York Mellon Corp. (The)
1.35%, 03/06/18 (Call 02/06/18)	375	373,186
Bank of Nova Scotia (The)
1.25%, 04/11/17	300	299,408
1.38%, 12/18/17 (Call 11/18/17)	350	348,440
Barclays PLC
2.00%, 03/16/18	500	499,529
BB&T Corp.
1.45%, 01/12/18 (Call 12/12/17)	75	74,782
1.60%, 08/15/17 (Call 07/14/17)	100	100,355
BNP Paribas SA
2.38%, 09/14/17	300	304,050
BPCE SA
1.63%, 01/26/18	250	248,009
Branch Banking & Trust Co.
1.00%, 04/03/17 (Call 03/03/17)	250	249,162
1.35%, 10/01/17 (Call 09/01/17)	250	249,818
Capital One Financial Corp.
6.75%, 09/15/17	150	163,203
Capital One N.A./Mclean VA
1.50%, 09/05/17 (Call 08/05/17)	250	248,471
1.65%, 02/05/18 (Call 01/05/18)	500	495,703
Citigroup Inc.
1.55%, 08/14/17	900	899,230
1.85%, 11/24/17	250	250,411

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2018 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
6.00%, 08/15/17	$100	$107,508
6.13%, 11/21/17	850	923,518
Commonwealth Bank of Australia/New York NY
1.63%, 03/12/18	250	250,198
1.90%, 09/18/17	500	505,195
Compass Bank
1.85%, 09/29/17 (Call 08/29/17)	250	248,887
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/NY
1.70%, 03/19/18	250	249,763
CorpBanca SA
3.13%, 01/15/18	200	200,750
Credit Suisse/New York NY
1.38%, 05/26/17	1,100	1,094,679
6.00%, 02/15/18	190	205,180
Deutsche Bank AG/London
1.35%, 05/30/17	450	446,937
1.88%, 02/13/18[a]	500	498,158
6.00%, 09/01/17	375	402,644
Fifth Third Bank/Cincinnati OH
1.45%, 02/28/18 (Call 01/28/18)	200	198,590
Goldman Sachs Group Inc. (The)
2.38%, 01/22/18	1,050	1,063,547
5.95%, 01/18/18	100	108,758
6.25%, 09/01/17	650	703,287
HSBC USA Inc.
1.30%, 06/23/17	100	99,695
1.50%, 11/13/17	300	298,577
1.63%, 01/16/18	300	298,605
1.70%, 03/05/18[a]	350	348,874
Huntington National Bank (The)
1.70%, 02/26/18 (Call 01/26/18)	250	249,035
Intesa Sanpaolo SpA
3.88%, 01/16/18	250	257,658
JPMorgan Chase & Co.
Series H
1.70%, 03/01/18 (Call 02/01/18)	150	149,866
JPMorgan Chase Bank N.A.
6.00%, 10/01/17	750	809,982
KeyBank N.A./Cleveland OH
1.65%, 02/01/18	250	249,501
Lloyds Bank PLC
1.75%, 03/16/18	400	399,160

Security	Principal (000s)	Value
Manufacturers & Traders Trust Co.
1.40%, 07/25/17 (Call 06/25/17)	$250	$249,324
Morgan Stanley
5.95%, 12/28/17	800	869,269
Series F
5.55%, 04/27/17	600	635,112
MUFG Union Bank N.A.
2.13%, 06/16/17	250	251,941
National Bank of Canada
1.45%, 11/07/17 (Call 10/07/17)	250	249,069
PNC Bank N.A.
1.50%, 02/23/18 (Call 01/24/18)[c]	250	249,713
6.00%, 12/07/17[c]	250	270,791
Royal Bank of Canada
1.00%, 04/27/17	125	124,287
1.25%, 06/16/17	250	249,245
1.40%, 10/13/17	250	249,337
1.50%, 01/16/18	250	248,970
Santander Bank N.A.
2.00%, 01/12/18 (Call 12/12/17)	250	248,981
Societe Generale SA
2.75%, 10/12/17	250	254,338
State Street Corp.
4.96%, 03/15/18	150	159,535
Sumitomo Mitsui Banking Corp.
1.50%, 01/18/18[a]	250	248,160
1.75%, 01/16/18	250	249,242
1.80%, 07/18/17	250	250,257
SunTrust Banks Inc.
6.00%, 09/11/17	150	161,509
Svenska Handelsbanken AB
1.63%, 03/21/18	500	498,652
Toronto-Dominion Bank (The)
1.13%, 05/02/17	250	249,209
1.63%, 03/13/18	400	399,393
U.S. Bancorp
1.65%, 05/15/17 (Call 04/15/17)	250	252,023
U.S. Bank N.A./Cincinnati OH
1.35%, 01/26/18 (Call 12/26/17)	250	249,777
1.38%, 09/11/17 (Call 08/11/17)	250	250,598
UBS AG/Stamford CT
1.38%, 06/01/17	250	248,780
1.38%, 08/14/17	500	496,815

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2018 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
1.80%, 03/26/18	$500	$498,356
5.88%, 12/20/17	500	541,526
Wachovia Corp.
5.75%, 02/01/18	800	873,240
Wells Fargo & Co.
1.15%, 06/02/17	150	149,980
1.50%, 01/16/18[a]	900	900,181
5.63%, 12/11/17	650	704,957
Wells Fargo Bank N.A.
6.00%, 11/15/17	250	272,567
Westpac Banking Corp.
1.20%, 05/19/17	150	149,339
1.50%, 12/01/17	500	498,078
1.60%, 01/12/18	350	348,193

		31,820,032
BEVERAGES — 1.95%
Anheuser-Busch Companies LLC
5.50%, 01/15/18	75	80,566
Anheuser-Busch InBev Finance Inc.
1.25%, 01/17/18[a]	400	394,903
Anheuser-Busch InBev Worldwide Inc.
1.38%, 07/15/17	250	249,104
Coca-Cola Co. (The)
1.65%, 03/14/18	250	252,969
Diageo Capital PLC
1.50%, 05/11/17	250	250,987
5.75%, 10/23/17	250	270,687
PepsiCo Inc.
1.13%, 07/17/17[a]	250	250,747
1.25%, 08/13/17	150	150,691

		1,900,654
BIOTECHNOLOGY — 0.79%
Amgen Inc.
1.25%, 05/22/17	250	249,852
2.13%, 05/15/17	250	253,176
Biogen Inc.
6.88%, 03/01/18	100	111,201
Celgene Corp.
1.90%, 08/15/17	150	151,005

		765,234

Security	Principal (000s)	Value
CHEMICALS — 1.06%
Air Products & Chemicals Inc.
1.20%, 10/15/17	$100	$99,542
Airgas Inc.
1.65%, 02/15/18 (Call 01/15/18)	100	99,396
Eastman Chemical Co.
2.40%, 06/01/17	250	252,375
Ecolab Inc.
1.45%, 12/08/17	75	74,709
1.55%, 01/12/18[a]	150	149,546
Monsanto Co.
1.15%, 06/30/17	150	148,924
RPM International Inc.
6.50%, 02/15/18	100	108,746
Sherwin-Williams Co. (The)
1.35%, 12/15/17	100	99,400

		1,032,638
COMMERCIAL SERVICES — 0.21%
Synchrony Financial
1.88%, 08/15/17 (Call 07/15/17)[a]	100	99,888
Western Union Co. (The)
2.88%, 12/10/17	100	101,509

		201,397
COMPUTERS — 2.60%
Apple Inc.
0.90%, 05/12/17	100	100,139
1.05%, 05/05/17	350	351,110
Computer Sciences Corp.
6.50%, 03/15/18	150	163,584
Hewlett Packard Enterprise Co.
2.45%, 10/05/17[b]	500	501,607
International Business Machines Corp.
1.13%, 02/06/18	100	99,521
5.70%, 09/14/17	1,050	1,137,717
NetApp Inc.
2.00%, 12/15/17	175	174,859

		2,528,537
DIVERSIFIED FINANCIAL SERVICES — 7.80%
Air Lease Corp.
5.63%, 04/01/17	50	52,240

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2018 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
American Express Co.
6.15%, 08/28/17	$600	$647,893
7.00%, 03/19/18	600	672,596
American Express Credit Corp.
1.13%, 06/05/17	300	298,663
1.55%, 09/22/17	150	150,171
Bear Stearns Companies Inc. (The)
7.25%, 02/01/18	1,050	1,172,609
Bear Stearns Companies LLC (The)
6.40%, 10/02/17	550	598,731
Charles Schwab Corp. (The)
1.50%, 03/10/18 (Call 02/10/18)	375	374,662
6.38%, 09/01/17	100	108,955
Discover Financial Services
6.45%, 06/12/17	150	160,648
Ford Motor Credit Co. LLC
1.72%, 12/06/17	200	198,105
2.15%, 01/09/18	300	299,070
2.38%, 01/16/18	700	701,256
3.00%, 06/12/17	200	203,036
General Electric Capital Corp.
2.30%, 04/27/17	450	458,031
5.63%, 09/15/17	1,045	1,128,546
National Rural Utilities Cooperative Finance Corp.
5.45%, 02/01/18	200	215,834
NYSE Holdings LLC
2.00%, 10/05/17	150	151,595

		7,592,641
ELECTRIC — 3.65%
American Electric Power Co. Inc.
1.65%, 12/15/17 (Call 11/15/17)	100	99,712
Appalachian Power Co.
Series K
5.00%, 06/01/17	100	105,151
Berkshire Hathaway Energy Co.
1.10%, 05/15/17	250	248,792
CMS Energy Corp.
5.05%, 02/15/18	75	80,055
Dominion Resources Inc./VA
Series A
1.40%, 09/15/17	75	74,603
Duke Energy Corp.
1.63%, 08/15/17	200	200,903

Security	Principal (000s)	Value
Edison International
3.75%, 09/15/17	$75	$77,907
Exelon Corp.
1.55%, 06/09/17	250	249,374
Exelon Generation Co. LLC
6.20%, 10/01/17	75	80,689
Kansas City Power & Light Co.
6.38%, 03/01/18	450	495,838
NextEra Energy Capital Holdings Inc.
1.59%, 06/01/17	125	124,219
NiSource Finance Corp.
6.40%, 03/15/18	180	198,297
Oncor Electric Delivery Co. LLC
5.00%, 09/30/17	150	159,168
Pacific Gas & Electric Co.
5.63%, 11/30/17	75	80,978
PECO Energy Co.
5.35%, 03/01/18	250	270,361
Southern California Edison Co.
Series 14-B
1.13%, 05/01/17	450	448,446
Southern Co. (The)
1.30%, 08/15/17	100	99,283
TransAlta Corp.
1.90%, 06/03/17	250	246,761
Virginia Electric & Power Co.
5.95%, 09/15/17	200	216,799

		3,557,336
ELECTRONICS — 1.12%
Amphenol Corp.
1.55%, 09/15/17	100	99,874
Honeywell International Inc.
5.30%, 03/01/18	375	408,991
Koninklijke Philips NV
5.75%, 03/11/18	400	433,059
Tech Data Corp.
3.75%, 09/21/17	50	51,109
Thermo Fisher Scientific Inc.
1.85%, 01/15/18	100	100,127

		1,093,160
ENVIRONMENTAL CONTROL — 0.11%
Waste Management Inc.
6.10%, 03/15/18	100	109,718

		109,718

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2018 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
FOOD — 1.90%
Campbell Soup Co.
3.05%, 07/15/17	$100	$102,534
ConAgra Foods Inc.
1.90%, 01/25/18	225	223,095
General Mills Inc.
1.40%, 10/20/17	300	299,777
JM Smucker Co. (The)
1.75%, 03/15/18	100	100,137
Kraft Foods Group Inc.
2.25%, 06/05/17	125	126,494
Kraft Heinz Foods Co.
1.60%, 06/30/17[b]	400	400,729
Kroger Co. (The)
6.40%, 08/15/17	100	108,450
Mondelez International Inc.
6.13%, 02/01/18	105	115,063
Sysco Corp.
5.25%, 02/12/18	250	269,819
Unilever Capital Corp.
0.85%, 08/02/17	100	99,673

		1,845,771
HEALTH CARE – PRODUCTS — 1.20%
Becton Dickinson and Co.
1.45%, 05/15/17	100	99,866
1.80%, 12/15/17	400	401,674
Covidien International Finance SA
6.00%, 10/15/17	175	190,515
CR Bard Inc.
1.38%, 01/15/18	75	74,248
Medtronic Inc.
1.50%, 03/15/18	300	300,763
Zimmer Biomet Holdings Inc.
1.45%, 04/01/17	100	99,737

		1,166,803
HEALTH CARE – SERVICES — 1.33%
Aetna Inc.
1.50%, 11/15/17 (Call 10/15/17)	150	149,585
Anthem Inc.
1.88%, 01/15/18	105	104,964
5.88%, 06/15/17	200	213,173
Laboratory Corp. of America Holdings
2.20%, 08/23/17	100	100,462

Security	Principal (000s)	Value
UnitedHealth Group Inc.
1.40%, 12/15/17	$450	$450,107
6.00%, 02/15/18	250	274,082

		1,292,373
HOUSEHOLD PRODUCTS & WARES — 0.22%
Clorox Co. (The)
5.95%, 10/15/17	100	108,223
Kimberly-Clark Corp.
6.13%, 08/01/17	100	108,395

		216,618
HOUSEWARES — 0.10%
Newell Rubbermaid Inc.
2.05%, 12/01/17	100	100,267

		100,267
INSURANCE — 2.06%
American International Group Inc.
5.85%, 01/16/18	250	272,042
Berkshire Hathaway Finance Corp.
1.60%, 05/15/17	250	252,329
Berkshire Hathaway Inc.
1.55%, 02/09/18	300	301,737
Kemper Corp.
6.00%, 05/15/17	100	105,113
MetLife Inc.
1.76%, 12/15/17	375	376,567
Principal Financial Group Inc.
1.85%, 11/15/17	100	100,422
Prudential Financial Inc.
Series D
6.00%, 12/01/17	405	440,593
Voya Financial Inc.
2.90%, 02/15/18	150	152,866

		2,001,669
INTERNET — 0.87%
Alibaba Group Holding Ltd.
1.63%, 11/28/17[b]	200	198,127
Amazon.com Inc.
1.20%, 11/29/17	150	149,974
Baidu Inc.
2.25%, 11/28/17	200	200,287
eBay Inc.
1.35%, 07/15/17	200	198,699

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2018 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Symantec Corp.
2.75%, 06/15/17 (Call 05/15/17)	$100	$100,317

		847,404
LEISURE TIME — 0.10%
Carnival Corp.
1.88%, 12/15/17	100	99,620

		99,620
LODGING — 0.10%
Wyndham Worldwide Corp.
2.50%, 03/01/18 (Call 02/01/18)	100	99,907

		99,907
MACHINERY — 1.39%
Caterpillar Financial Services Corp.
1.25%, 08/18/17	250	250,095
Series G
1.25%, 11/06/17[a]	250	249,661
John Deere Capital Corp.
1.20%, 10/10/17	250	249,816
1.55%, 12/15/17	300	301,637
2.80%, 09/18/17	150	154,396
Roper Technologies Inc.
1.85%, 11/15/17	150	149,885

		1,355,490
MANUFACTURING — 1.36%
3M Co.
1.00%, 06/26/17	100	100,265
Eaton Corp.
1.50%, 11/02/17	250	250,057
General Electric Co.
5.25%, 12/06/17	800	863,627
Tyco Electronics Group SA
6.55%, 10/01/17	100	109,268

		1,323,217
MEDIA — 1.93%
Comcast Corp.
5.88%, 02/15/18	155	170,233
6.30%, 11/15/17	250	274,333
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
1.75%, 01/15/18	250	249,511
Thomson Reuters Corp.
1.65%, 09/29/17	100	99,835

Security	Principal (000s)	Value
Time Warner Cable Inc.
5.85%, 05/01/17	$425	$448,812
Viacom Inc.
3.50%, 04/01/17	125	127,714
6.13%, 10/05/17	100	107,291
Walt Disney Co. (The)
1.10%, 12/01/17	400	399,684

		1,877,413
METAL FABRICATE & HARDWARE — 0.46%
Precision Castparts Corp.
1.25%, 01/15/18	450	447,659

		447,659
MINING — 0.96%
Freeport-McMoRan Inc.
2.38%, 03/15/18	475	437,000
Goldcorp Inc.
2.13%, 03/15/18	100	98,821
Rio Tinto Finance USA PLC
1.63%, 08/21/17 (Call 07/21/17)	400	398,135

		933,956
OFFICE & BUSINESS EQUIPMENT — 0.18%
Pitney Bowes Inc.
5.75%, 09/15/17	162	172,523

		172,523
OIL & GAS — 5.26%
Anadarko Petroleum Corp.
6.38%, 09/15/17	405	435,150
BP Capital Markets PLC
1.38%, 11/06/17	250	249,687
1.67%, 02/13/18	350	351,042
1.85%, 05/05/17	150	151,248
Canadian Natural Resources Ltd.
1.75%, 01/15/18	150	146,997
5.70%, 05/15/17	300	315,153
Chevron Corp.
1.10%, 12/05/17 (Call 11/05/17)	300	299,787
1.35%, 11/15/17	300	301,245
1.37%, 03/02/18	350	350,195
ConocoPhillips Co.
1.05%, 12/15/17 (Call 11/15/17)	175	173,765
Exxon Mobil Corp.
1.31%, 03/06/18	600	601,584

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2018 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Marathon Oil Corp.
6.00%, 10/01/17	$200	$212,867
Murphy Oil Corp.
2.50%, 12/01/17	100	97,931
Nabors Industries Inc.
6.15%, 02/15/18	200	204,000
Phillips 66
2.95%, 05/01/17	325	332,021
Rowan Companies Inc.
5.00%, 09/01/17	94	93,530
Shell International Finance BV
1.13%, 08/21/17[a]	200	199,773
Southwestern Energy Co.
3.30%, 01/23/18	75	73,357
7.50%, 02/01/18	100	105,050
Total Capital Canada Ltd.
1.45%, 01/15/18	350	350,449
Valero Energy Corp.
6.13%, 06/15/17	75	80,051

		5,124,882
OIL & GAS SERVICES — 0.30%
FMC Technologies Inc.
2.00%, 10/01/17	100	99,741
Weatherford International Ltd./Bermuda
6.00%, 03/15/18	200	193,000

		292,741
PHARMACEUTICALS — 4.53%
AbbVie Inc.
1.75%, 11/06/17	700	701,541
Actavis Funding SCS
2.35%, 03/12/18	900	903,280
Actavis Inc.
1.88%, 10/01/17	250	249,468
AmerisourceBergen Corp.
1.15%, 05/15/17	100	99,411
AstraZeneca PLC
5.90%, 09/15/17	450	488,258
Bristol-Myers Squibb Co.
0.88%, 08/01/17	100	99,545
Cardinal Health Inc.
1.70%, 03/15/18	100	99,790
Express Scripts Holding Co.
1.25%, 06/02/17	250	248,718

Security	Principal (000s)	Value
GlaxoSmithKline Capital PLC
1.50%, 05/08/17	$300	$301,992
Johnson & Johnson
1.13%, 11/21/17	100	100,237
5.55%, 08/15/17	200	216,432
McKesson Corp.
1.40%, 03/15/18	75	74,030
Medco Health Solutions Inc.
7.13%, 03/15/18	75	83,692
Merck & Co. Inc.
1.10%, 01/31/18[a]	300	299,068
Pfizer Inc.
1.10%, 05/15/17	350	349,795
Zoetis Inc.
1.88%, 02/01/18	100	99,310

		4,414,567
PIPELINES — 1.23%
Buckeye Partners LP
6.05%, 01/15/18	50	52,637
Enterprise Products Operating LLC Series L
6.30%, 09/15/17	100	108,364
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	275	289,739
Kinder Morgan Inc./DE
2.00%, 12/01/17	300	293,161
ONEOK Partners LP
2.00%, 10/01/17 (Call 09/01/17)	200	196,708
Southern Natural Gas Co. LLC
5.90%, 04/01/17[b]	100	103,936
TransCanada PipeLines Ltd.
1.88%, 01/12/18	150	150,110

		1,194,655
REAL ESTATE INVESTMENT TRUSTS — 1.71%
American Tower Corp.
4.50%, 01/15/18	275	287,988
Equity Commonwealth
6.65%, 01/15/18 (Call 07/15/17)	50	53,190
HCP Inc.
6.70%, 01/30/18	155	170,239
Hospitality Properties Trust
6.70%, 01/15/18 (Call 07/15/17)	100	106,462

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2018 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Kimco Realty Corp.
4.30%, 02/01/18 (Call 11/01/17)	$75	$78,455
Select Income REIT
2.85%, 02/01/18 (Call 01/01/18)	300	300,683
Simon Property Group LP
2.15%, 09/15/17 (Call 06/15/17)	150	151,827
Ventas Realty LP/Ventas Capital Corp.
2.00%, 02/15/18 (Call 01/15/18)	205	205,261
Welltower Inc.
2.25%, 03/15/18	305	305,766

		1,659,871
RETAIL — 3.09%
Costco Wholesale Corp.
1.13%, 12/15/17	400	399,052
CVS Health Corp.
5.75%, 06/01/17	400	427,223
Darden Restaurants Inc.
6.45%, 10/15/17	50	54,157
Dollar General Corp.
4.13%, 07/15/17	100	103,478
Lowe’s Companies Inc.
1.63%, 04/15/17 (Call 03/15/17)	100	100,770
Macy’s Retail Holdings Inc.
7.45%, 07/15/17	100	109,287
McDonald’s Corp.
5.35%, 03/01/18	250	270,540
Nordstrom Inc.
6.25%, 01/15/18	100	110,057
Staples Inc.
2.75%, 01/12/18 (Call 12/13/17)	50	49,903
Target Corp.
5.38%, 05/01/17	300	319,779
6.00%, 01/15/18	100	110,252
Wal-Mart Stores Inc.
5.38%, 04/05/17	300	319,052
5.80%, 02/15/18	300	331,487
Walgreens Boots Alliance Inc.
1.75%, 11/17/17	300	299,769

		3,004,806
SEMICONDUCTORS — 0.57%
Altera Corp.
1.75%, 05/15/17	100	100,397

Security	Principal (000s)	Value
Intel Corp.
1.35%, 12/15/17	$450	$451,047

		551,444
SOFTWARE — 0.75%
Autodesk Inc.
1.95%, 12/15/17	100	100,439
Dun & Bradstreet Corp. (The)
3.25%, 12/01/17	100	101,393
Fidelity National Information Services Inc.
1.45%, 06/05/17	75	74,171
Microsoft Corp.
0.88%, 11/15/17	100	99,872
Oracle Corp.
1.20%, 10/15/17	350	350,821

		726,696
TELECOMMUNICATIONS — 2.95%
AT&T Inc.
1.40%, 12/01/17[a]	600	597,691
5.50%, 02/01/18	450	487,158
British Telecommunications PLC
5.95%, 01/15/18	200	217,906
Nippon Telegraph & Telephone Corp.
1.40%, 07/18/17	100	99,682
Qwest Corp.
6.50%, 06/01/17	100	106,500
Telefonica Emisiones SAU
6.22%, 07/03/17	125	134,085
Verizon Communications Inc.
1.35%, 06/09/17	750	750,135
5.50%, 02/15/18	75	81,386
Vodafone Group PLC
1.50%, 02/19/18	400	395,608

		2,870,151
TOYS, GAMES & HOBBIES — 0.10%
Mattel Inc.
1.70%, 03/15/18	100	99,146

		99,146
TRANSPORTATION — 0.75%
Burlington Northern Santa Fe LLC
5.65%, 05/01/17	100	106,428
5.75%, 03/15/18	125	136,840

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2018 CORPORATE ETF

October 31, 2015

Security	Principal or Shares (000s)	Value
CSX Corp.
6.25%, 03/15/18	$100	$110,482
Ryder System Inc.
2.50%, 03/01/18 (Call 02/01/18)	75	75,721
United Parcel Service Inc.
1.13%, 10/01/17	300	301,061

		730,532
WATER — 0.17%
American Water Capital Corp.
6.09%, 10/15/17	150	162,632

		162,632

TOTAL CORPORATE BONDS & NOTES
(Cost: $89,481,244)		89,381,543

INVESTMENT COMPANIES — 5.21%
iShares iBonds Mar 2018 Corporate ex-Financials ETF[c]	51	5,072,970

TOTAL INVESTMENT COMPANIES
(Cost: $4,980,452)		5,072,970

SHORT-TERM INVESTMENTS — 7.44%

MONEY MARKET FUNDS — 7.44%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[c,d,e]	4,061	4,061,421
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[c,d,e]	356	355,794
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d]	2,828	2,827,871

		7,245,086

TOTAL SHORT-TERM INVESTMENTS
(Cost: $7,245,086)		7,245,086

TOTAL INVESTMENTS IN SECURITIES —104.47%
(Cost: $101,706,782)		101,699,599
Other Assets, Less Liabilities — (4.47)%		(4,349,713)

NET ASSETS — 100.00%		$97,349,886

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	57

Schedule of Investments

iSHARES® iBONDS® MAR 2020 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 93.32%

AEROSPACE & DEFENSE — 0.96%
Boeing Capital Corp.
4.70%, 10/27/19	$150	$165,524
Boeing Co. (The)
4.88%, 02/15/20[a]	100	111,896
L-3 Communications Corp.
5.20%, 10/15/19	245	257,683
Lockheed Martin Corp.
4.25%, 11/15/19	200	215,936

		751,039
AGRICULTURE — 1.12%
Altria Group Inc.
2.63%, 01/14/20 (Call 12/14/19)	325	326,981
9.25%, 08/06/19	125	154,774
Bunge Ltd. Finance Corp.
8.50%, 06/15/19	70	82,673
Philip Morris International Inc.
4.50%, 03/26/20	100	109,519
Reynolds American Inc.
8.13%, 06/23/19[b]	170	201,354

		875,301
AUTO MANUFACTURERS — 1.79%
American Honda Finance Corp.
2.25%, 08/15/19	250	250,736
Ford Motor Credit Co. LLC
2.46%, 03/27/20[a]	200	195,820
General Motors Financial Co. Inc.
3.15%, 01/15/20 (Call 12/15/19)	355	351,974
Toyota Motor Credit Corp.
2.13%, 07/18/19	200	201,115
2.15%, 03/12/20[a]	400	400,523

		1,400,168
BANKS — 29.87%
Abbey National Treasury Services PLC/United Kingdom
2.35%, 09/10/19	200	200,967
2.38%, 03/16/20[a]	200	200,301
Australia & New Zealand Banking Group Ltd./New York NY
2.25%, 06/13/19	250	250,705

Security	Principal (000s)	Value
Bank of America Corp.
2.65%, 04/01/19	$925	$935,623
7.63%, 06/01/19	200	235,156
Bank of New York Mellon Corp. (The)
2.20%, 05/15/19 (Call 04/15/19)	250	251,927
2.30%, 09/11/19 (Call 08/11/19)	415	417,873
Series G
2.15%, 02/24/20 (Call 01/24/20)	250	249,298
Bank of Nova Scotia (The)
2.05%, 06/05/19	250	250,272
Barclays Bank PLC
5.13%, 01/08/20[a]	350	388,964
6.75%, 05/22/19	450	519,898
Barclays PLC
2.75%, 11/08/19	200	200,619
BB&T Corp.
2.45%, 01/15/20 (Call 12/15/19)	300	302,014
6.85%, 04/30/19	200	231,007
BPCE SA
2.25%, 01/27/20	250	250,114
2.50%, 07/15/19	250	252,934
Capital One Financial Corp.
2.45%, 04/24/19 (Call 03/24/19)	550	548,755
Citigroup Inc.
2.40%, 02/18/20	500	496,387
2.50%, 07/29/19	300	300,760
2.55%, 04/08/19	900	908,032
8.50%, 05/22/19	200	243,521
Comerica Inc.
2.13%, 05/23/19 (Call 04/23/19)	100	99,342
Commonwealth Bank of Australia/ New York NY
2.30%, 09/06/19	250	249,830
2.30%, 03/12/20	250	250,325
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/NY
2.25%, 01/14/20[a]	250	249,317
CorpBanca SA
3.88%, 09/22/19[b]	200	203,520
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20[b]	500	497,768

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2020 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Credit Suisse/New York NY
5.30%, 08/13/19	$300	$333,363
5.40%, 01/14/20	510	566,093
Fifth Third Bank/Cincinnati OH
2.38%, 04/25/19 (Call 03/25/19)	200	200,892
Goldman Sachs Group Inc. (The)
2.55%, 10/23/19	650	652,245
5.38%, 03/15/20	400	444,389
HSBC USA Inc.
2.25%, 06/23/19	300	299,806
2.35%, 03/05/20	400	395,290
JPMorgan Chase & Co.
2.20%, 10/22/19	750	746,931
2.25%, 01/23/20 (Call 12/23/19)	750	742,859
4.95%, 03/25/20	500	548,144
KeyBank N.A./Cleveland OH
2.50%, 12/15/19	250	251,773
Lloyds Bank PLC
2.35%, 09/05/19	200	200,596
2.40%, 03/17/20	200	200,260
Manufacturers & Traders Trust Co.
2.10%, 02/06/20 (Call 01/06/20)	500	493,182
Morgan Stanley
2.38%, 07/23/19	100	100,129
2.65%, 01/27/20	400	402,259
5.63%, 09/23/19	800	891,626
7.30%, 05/13/19	750	874,657
MUFG Union Bank N.A.
2.25%, 05/06/19 (Call 04/06/19)	250	249,008
PNC Bank N.A.
2.40%, 10/18/19 (Call 09/18/19)[c]	500	503,549
PNC Funding Corp.
5.13%, 02/08/20[c]	300	332,098
Royal Bank of Canada
2.15%, 03/06/20	250	249,809
Royal Bank of Scotland Group PLC
6.40%, 10/21/19	300	335,323
Sumitomo Mitsui Banking Corp.
2.45%, 01/16/20	500	500,026
Svenska Handelsbanken AB
2.25%, 06/17/19	250	251,142
Toronto-Dominion Bank (The)
2.25%, 11/05/19	645	648,251

Security	Principal (000s)	Value
U.S. Bancorp
2.20%, 04/25/19 (Call 03/25/19)	$200	$202,507
U.S. Bank N.A./Cincinnati OH
2.13%, 10/28/19 (Call 09/28/19)	500	501,999
UBS AG/Stamford CT
2.35%, 03/26/20[a]	500	500,031
2.38%, 08/14/19	250	250,778
Wells Fargo & Co.
2.13%, 04/22/19	250	250,723
Series N
2.15%, 01/30/20	550	546,931
Westpac Banking Corp.
4.88%, 11/19/19	450	495,142

		23,347,040
BEVERAGES — 1.26%
Anheuser-Busch InBev Worldwide Inc.
5.38%, 01/15/20	625	695,802
Dr Pepper Snapple Group Inc.
2.00%, 01/15/20	100	98,533
PepsiCo Inc.
4.50%, 01/15/20	175	192,422

		986,757
BIOTECHNOLOGY — 0.83%
Amgen Inc.
2.20%, 05/22/19 (Call 04/22/19)	350	351,539
Celgene Corp.
2.25%, 05/15/19	100	99,938
Gilead Sciences Inc.
2.05%, 04/01/19	100	100,499
2.35%, 02/01/20	100	100,611

		652,587
CHEMICALS — 2.46%
Dow Chemical Co. (The)
8.55%, 05/15/19	380	457,134
Eastman Chemical Co.
2.70%, 01/15/20 (Call 12/15/19)	250	248,830
EI du Pont de Nemours & Co.
4.63%, 01/15/20	200	216,292
LyondellBasell Industries NV
5.00%, 04/15/19 (Call 01/15/19)	400	429,758
Methanex Corp.
3.25%, 12/15/19[a]	100	96,920

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2020 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Monsanto Co.
2.13%, 07/15/19	$75	$74,092
Potash Corp. of Saskatchewan Inc.
4.88%, 03/30/20	100	108,911
6.50%, 05/15/19	75	85,186
PPG Industries Inc.
2.30%, 11/15/19 (Call 10/15/19)	100	98,977
Praxair Inc.
4.50%, 08/15/19	100	109,006

		1,925,106
COMMERCIAL SERVICES — 0.26%
MasterCard Inc.
2.00%, 04/01/19	100	100,532
Synchrony Financial
3.00%, 08/15/19 (Call 07/15/19)	100	100,810

		201,342
COMPUTERS — 1.46%
Apple Inc.
2.10%, 05/06/19	750	763,324
International Business Machines Corp.
8.38%, 11/01/19	200	248,185
Lexmark International Inc.
5.13%, 03/15/20	125	129,982

		1,141,491
COSMETICS & PERSONAL CARE — 0.13%
Procter & Gamble Co. (The)
1.90%, 11/01/19	100	100,700

		100,700
DIVERSIFIED FINANCIAL SERVICES — 5.33%
American Express Credit Corp.
2.25%, 08/15/19	450	449,697
Ameriprise Financial Inc.
5.30%, 03/15/20	150	168,159
BP Capital Markets PLC
2.52%, 01/15/20[a]	100	101,208
Ford Motor Credit Co. LLC
2.60%, 11/04/19	200	197,959
8.13%, 01/15/20	200	239,604
General Electric Capital Corp.
2.20%, 01/09/20 (Call 12/09/19)	250	252,767
5.50%, 01/08/20	200	226,951
6.00%, 08/07/19	625	716,027

Security	Principal (000s)	Value
Jefferies Group LLC
8.50%, 07/15/19	$100	$117,538
Legg Mason Inc.
2.70%, 07/15/19	115	114,924
Nasdaq Inc.
5.55%, 01/15/20	300	327,912
National Rural Utilities Cooperative Finance Corp.
2.00%, 01/27/20 (Call 12/27/19)	250	245,808
Nomura Holdings Inc.
6.70%, 03/04/20	450	521,890
Synchrony Financial
2.70%, 02/03/20 (Call 01/03/20)	375	369,226
TD Ameritrade Holding Corp.
5.60%, 12/01/19	100	112,713

		4,162,383
ELECTRIC — 2.89%
Berkshire Hathaway Energy Co.
2.40%, 02/01/20 (Call 01/01/20)	350	349,316
CMS Energy Corp.
8.75%, 06/15/19	125	151,413
Dominion Resources Inc./VA
2.50%, 12/01/19 (Call 11/01/19)	200	200,013
5.20%, 08/15/19	100	109,440
DTE Energy Co.
2.40%, 12/01/19 (Call 11/01/19)	100	99,466
Duke Energy Corp.
5.05%, 09/15/19	300	329,009
Eversource Energy
4.50%, 11/15/19	50	53,722
Exelon Generation Co. LLC
2.95%, 01/15/20 (Call 12/15/19)	100	100,004
5.20%, 10/01/19	100	108,578
Kansas City Power & Light Co.
7.15%, 04/01/19	100	116,498
NextEra Energy Capital Holdings Inc.
2.40%, 09/15/19 (Call 08/15/19)	25	24,800
2.70%, 09/15/19 (Call 08/15/19)	100	100,292
Oncor Electric Delivery Co. LLC
2.15%, 06/01/19 (Call 05/01/19)	100	99,338
Portland General Electric Co.
6.10%, 04/15/19	25	27,919

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2020 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Public Service Co. of Colorado
5.13%, 06/01/19	$100	$110,139
Public Service Electric & Gas Co.
Series I
1.80%, 06/01/19 (Call 05/01/19)	100	99,420
Southern Co. (The)
2.15%, 09/01/19 (Call 08/01/19)[a]	125	122,742
Wisconsin Power & Light Co.
5.00%, 07/15/19	50	54,455

		2,256,564
ELECTRICAL COMPONENTS & EQUIPMENT — 0.21%
Emerson Electric Co.
4.88%, 10/15/19	150	165,790

		165,790
ENVIRONMENTAL CONTROL — 0.39%
Republic Services Inc.
5.00%, 03/01/20	275	303,080

		303,080
FOOD — 1.55%
General Mills Inc.
2.20%, 10/21/19	300	299,792
JM Smucker Co. (The)
2.50%, 03/15/20	100	99,923
Kellogg Co.
4.15%, 11/15/19	100	106,426
Kraft Foods Group Inc.
5.38%, 02/10/20	225	249,442
Kroger Co. (The)
6.15%, 01/15/20	100	114,188
Mondelez International Inc.
5.38%, 02/10/20	150	167,065
Tyson Foods Inc.
2.65%, 08/15/19 (Call 07/15/19)	175	175,809

		1,212,645
FOREST PRODUCTS & PAPER — 0.16%
International Paper Co.
9.38%, 05/15/19	100	121,370

		121,370
GAS — 0.51%
Dominion Gas Holdings LLC
2.50%, 12/15/19 (Call 11/15/19)	150	150,756

Security	Principal (000s)	Value
Sempra Energy
2.40%, 03/15/20 (Call 02/15/20)	$250	$247,246

		398,002
HAND & MACHINE TOOLS — 0.67%
Kennametal Inc.
2.65%, 11/01/19 (Call 10/01/19)	525	524,639

		524,639
HEALTH CARE – PRODUCTS — 2.81%
Baxter International Inc.
4.25%, 03/15/20	100	106,272
4.50%, 08/15/19	100	107,303
Becton Dickinson and Co.
2.68%, 12/15/19	400	404,472
6.38%, 08/01/19	100	113,906
Boston Scientific Corp.
6.00%, 01/15/20	200	223,797
Life Technologies Corp.
6.00%, 03/01/20	200	225,778
Medtronic Inc.
2.50%, 03/15/20	895	908,434
Stryker Corp.
4.38%, 01/15/20[a]	100	108,402

		2,198,364
HEALTH CARE – SERVICES — 1.02%
Anthem Inc.
2.25%, 08/15/19	200	198,069
Humana Inc.
2.63%, 10/01/19	100	100,506
Laboratory Corp. of America Holdings
2.63%, 02/01/20	150	149,141
Quest Diagnostics Inc.
2.50%, 03/30/20 (Call 02/29/20)	100	99,097
2.70%, 04/01/19	100	100,918
UnitedHealth Group Inc.
2.30%, 12/15/19	150	151,187

		798,918
HOLDING COMPANIES – DIVERSIFIED — 0.65%
Ares Capital Corp.
3.88%, 01/15/20 (Call 12/15/19)	275	281,381
FS Investment Corp.
4.00%, 07/15/19	125	125,344
4.25%, 01/15/20 (Call 12/15/19)	100	101,059

		507,784

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2020 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
HOUSEHOLD PRODUCTS & WARES — 0.32%
Kimberly-Clark Corp.
1.85%, 03/01/20	$250	$248,261

		248,261
HOUSEWARES — 0.10%
Newell Rubbermaid Inc.
2.88%, 12/01/19 (Call 11/01/19)	75	75,443

		75,443
INSURANCE — 2.57%
ACE INA Holdings Inc.
5.90%, 06/15/19	100	112,744
Aflac Inc.
2.40%, 03/16/20	100	100,461
Allstate Corp. (The)
7.45%, 05/16/19	100	117,537
American Financial Group Inc./OH
9.88%, 06/15/19	100	123,354
American International Group Inc.
2.30%, 07/16/19 (Call 06/16/19)	350	350,382
Berkshire Hathaway Inc.
2.10%, 08/14/19[a]	200	202,050
Hartford Financial Services Group Inc. (The)
5.50%, 03/30/20	125	139,644
Lincoln National Corp.
8.75%, 07/01/19	125	152,506
Marsh & McLennan Companies Inc.
2.35%, 03/06/20 (Call 02/06/20)	190	190,243
Protective Life Corp.
7.38%, 10/15/19	100	116,941
Prudential Financial Inc.
7.38%, 06/15/19	250	292,530
Travelers Companies Inc. (The)
5.90%, 06/02/19	100	113,362

		2,011,754
INTERNET — 1.40%
Alibaba Group Holding Ltd.
2.50%, 11/28/19 (Call 10/28/19)[b]	400	393,324
Amazon.com Inc.
2.60%, 12/05/19 (Call 11/05/19)	200	204,151
Baidu Inc.
2.75%, 06/09/19	200	198,656

Security	Principal (000s)	Value
eBay Inc.
2.20%, 08/01/19 (Call 07/01/19)	$300	$296,387

		1,092,518
IRON & STEEL — 0.29%
Vale Overseas Ltd.
5.63%, 09/15/19[a]	220	223,086

		223,086
MACHINERY — 1.30%
Caterpillar Financial Services Corp.
2.00%, 03/05/20	150	148,957
2.10%, 06/09/19	150	150,527
John Deere Capital Corp.
1.70%, 01/15/20	50	49,083
2.30%, 09/16/19	400	403,580
Rockwell Automation Inc.
2.05%, 03/01/20 (Call 02/01/20)	180	179,122
Roper Technologies Inc.
6.25%, 09/01/19	75	84,142

		1,015,411
MANUFACTURING — 0.47%
3M Co.
1.63%, 06/15/19[a]	200	199,976
Illinois Tool Works Inc.
6.25%, 04/01/19	150	171,119

		371,095
MEDIA — 3.24%
CBS Corp.
2.30%, 08/15/19 (Call 07/15/19)	150	148,822
Comcast Corp.
5.15%, 03/01/20	350	392,161
5.70%, 07/01/19	50	56,473
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
5.20%, 03/15/20	450	492,814
Time Warner Cable Inc.
5.00%, 02/01/20	500	533,051
8.25%, 04/01/19	150	174,759
Time Warner Inc.
2.10%, 06/01/19	100	99,594
4.88%, 03/15/20	300	329,743
Viacom Inc.
2.20%, 04/01/19	200	196,959
5.63%, 09/15/19	100	109,647

		2,534,023

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2020 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
MINING — 2.21%
Barrick Gold Corp.
6.95%, 04/01/19	$200	$222,930
BHP Billiton Finance USA Ltd.
6.50%, 04/01/19	500	567,408
Freeport-McMoRan Inc.
3.10%, 03/15/20[a]	200	175,000
Newmont Mining Corp.
5.13%, 10/01/19[a]	200	212,786
Rio Tinto Finance USA Ltd.
9.00%, 05/01/19	450	545,449

		1,723,573
OFFICE & BUSINESS EQUIPMENT — 0.21%
Xerox Corp.
5.63%, 12/15/19	150	160,831

		160,831
OIL & GAS — 5.20%
BP Capital Markets PLC
2.24%, 05/10/19	150	150,856
2.32%, 02/13/20	350	349,948
Cenovus Energy Inc.
5.70%, 10/15/19	250	270,453
Chevron Corp.
1.96%, 03/03/20 (Call 02/03/20)	350	347,726
2.19%, 11/15/19 (Call 10/15/19)	75	75,639
ConocoPhillips
6.00%, 01/15/20	200	229,336
Diamond Offshore Drilling Inc.
5.88%, 05/01/19[a]	175	175,000
Encana Corp.
6.50%, 05/15/19	150	161,906
EOG Resources Inc.
5.63%, 06/01/19	200	223,708
EQT Corp.
8.13%, 06/01/19	50	57,507
Exxon Mobil Corp.
1.91%, 03/06/20 (Call 02/06/20)	250	250,445
Husky Energy Inc.
7.25%, 12/15/19	150	170,372
Pioneer Natural Resources Co.
7.50%, 01/15/20	200	227,926
Pride International Inc.
8.50%, 06/15/19	75	74,625

Security	Principal (000s)	Value
Rowan Companies Inc.
7.88%, 08/01/19	$50	$49,500
Shell International Finance BV
4.30%, 09/22/19	350	379,740
4.38%, 03/25/20	150	163,488
Southwestern Energy Co.
4.05%, 01/23/20 (Call 12/23/19)[a]	200	191,957
Talisman Energy Inc.
7.75%, 06/01/19	125	137,769
Total Capital International SA
2.10%, 06/19/19	150	150,951
Valero Energy Corp.
6.13%, 02/01/20	200	225,450

		4,064,302
OIL & GAS SERVICES — 0.66%
Halliburton Co.
6.15%, 09/15/19	300	339,947
SESI LLC
6.38%, 05/01/19 (Call 11/30/15)[a]	175	174,125

		514,072
PACKAGING & CONTAINERS — 0.13%
Rock-Tenn Co.
3.50%, 03/01/20	100	102,513

		102,513
PHARMACEUTICALS — 3.61%
Abbott Laboratories
2.00%, 03/15/20[a]	195	194,040
5.13%, 04/01/19	100	110,554
Actavis Funding SCS
2.45%, 06/15/19	100	99,250
3.00%, 03/12/20 (Call 02/12/20)	745	747,428
Actavis Inc.
6.13%, 08/15/19	25	27,998
AstraZeneca PLC
1.95%, 09/18/19	100	99,931
Express Scripts Holding Co.
2.25%, 06/15/19	300	299,289
Johnson & Johnson
1.88%, 12/05/19	200	201,470
Mead Johnson Nutrition Co.
4.90%, 11/01/19	100	107,823
Merck & Co. Inc.
1.85%, 02/10/20	100	99,761

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2020 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Merck Sharp & Dohme Corp.
5.00%, 06/30/19	$325	$360,265
Pfizer Inc.
2.10%, 05/15/19[a]	375	376,680
Teva Pharmaceutical Finance IV LLC
2.25%, 03/18/20[a]	100	96,469

		2,820,958
PIPELINES — 2.53%
Enable Midstream Partners LP
2.40%, 05/15/19 (Call 04/15/19)[b]	100	93,923
Enbridge Energy Partners LP
5.20%, 03/15/20	50	52,142
Energy Transfer Partners LP
9.00%, 04/15/19	100	116,623
EnLink Midstream Partners LP
2.70%, 04/01/19 (Call 03/01/19)	50	48,850
Enterprise Products Operating LLC
2.55%, 10/15/19 (Call 09/15/19)	75	74,390
5.25%, 01/31/20	125	136,558
Kinder Morgan Energy Partners LP
6.85%, 02/15/20	50	55,316
Kinder Morgan Inc./DE
3.05%, 12/01/19 (Call 11/01/19)	350	339,915
Magellan Midstream Partners LP
6.55%, 07/15/19	100	112,850
Phillips 66 Partners LP
2.65%, 02/15/20 (Call 01/15/20)	75	72,852
Plains All American Pipeline LP/PAA Finance Corp.
2.60%, 12/15/19 (Call 11/15/19)	50	48,909
5.75%, 01/15/20	250	273,153
Spectra Energy Capital LLC
5.65%, 03/01/20	125	134,058
8.00%, 10/01/19	50	57,636
Williams Partners LP
5.25%, 03/15/20	350	363,555

		1,980,730
REAL ESTATE INVESTMENT TRUSTS — 2.89%
Boston Properties LP
5.88%, 10/15/19 (Call 07/17/19)	350	391,782
Digital Realty Trust LP
5.88%, 02/01/20	75	83,009

Security	Principal (000s)	Value
ERP Operating LP
2.38%, 07/01/19 (Call 06/01/19)	$150	$150,702
Government Properties Income Trust
3.75%, 08/15/19 (Call 07/15/19)	150	152,500
HCP Inc.
2.63%, 02/01/20 (Call 11/01/19)	175	173,304
Prologis LP
6.88%, 03/15/20 (Call 12/16/19)	100	114,229
Realty Income Corp.
6.75%, 08/15/19	50	57,500
Select Income REIT
3.60%, 02/01/20 (Call 01/01/20)[a]	100	101,281
Simon Property Group LP
5.65%, 02/01/20 (Call 11/01/19)	200	225,723
10.35%, 04/01/19 (Call 01/01/19)	225	280,268
Ventas Realty LP/Ventas Capital Corp.
4.00%, 04/30/19 (Call 01/30/19)	175	183,042
Vornado Realty LP
2.50%, 06/30/19 (Call 05/30/19)	100	99,414
Welltower Inc.
4.13%, 04/01/19 (Call 01/01/19)	150	157,902
Weyerhaeuser Co.
7.38%, 10/01/19	75	87,738

		2,258,394
RETAIL — 2.18%
AutoNation Inc.
5.50%, 02/01/20	100	109,198
Costco Wholesale Corp.
1.70%, 12/15/19	275	272,954
1.75%, 02/15/20	100	99,228
CVS Health Corp.
2.25%, 08/12/19 (Call 07/12/19)	200	200,931
Home Depot Inc. (The)
2.00%, 06/15/19 (Call 05/15/19)	250	253,269
McDonald’s Corp.
1.88%, 05/29/19	100	98,995
Target Corp.
2.30%, 06/26/19	300	305,937
TJX Companies Inc. (The)
6.95%, 04/15/19	100	115,836
Walgreens Boots Alliance Inc.
2.70%, 11/18/19 (Call 10/18/19)	250	250,298

		1,706,646

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2020 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
SEMICONDUCTORS — 0.22%
KLA-Tencor Corp.
3.38%, 11/01/19 (Call 10/01/19)	$75	$76,260
Lam Research Corp.
2.75%, 03/15/20 (Call 02/15/20)	100	98,504

		174,764
SOFTWARE — 2.27%
Adobe Systems Inc.
4.75%, 02/01/20	200	219,145
CA Inc.
5.38%, 12/01/19	100	107,791
Microsoft Corp.
1.85%, 02/12/20 (Call 01/12/20)	450	451,117
4.20%, 06/01/19	100	109,061
Oracle Corp.
2.25%, 10/08/19	600	607,508
5.00%, 07/08/19	250	276,909

		1,771,531
TELECOMMUNICATIONS — 3.66%
America Movil SAB de CV
5.00%, 10/16/19	100	109,293
5.00%, 03/30/20	400	439,110
Cisco Systems Inc.
4.45%, 01/15/20	450	493,707
Orange SA
5.38%, 07/08/19	300	333,895
Telefonica Emisiones SAU
5.88%, 07/15/19[a]	200	222,491
Verizon Communications Inc.
2.63%, 02/21/20	925	930,871
6.35%, 04/01/19	100	113,874
Vodafone Group PLC
5.45%, 06/10/19	200	220,098

		2,863,339
TOYS, GAMES & HOBBIES — 0.06%
Mattel Inc.
2.35%, 05/06/19	50	49,503

		49,503
TRANSPORTATION — 1.41%
Burlington Northern Santa Fe LLC
4.70%, 10/01/19	200	218,125
FedEx Corp.
2.30%, 02/01/20	150	151,100

Security	Principal or Shares (000s)	Value
Norfolk Southern Corp.
5.90%, 06/15/19	$100	$112,521
Ryder System Inc.
2.45%, 09/03/19 (Call 08/03/19)	100	99,315
2.55%, 06/01/19 (Call 05/01/19)	100	99,767
2.65%, 03/02/20 (Call 02/02/20)	100	99,518
Union Pacific Corp.
1.80%, 02/01/20 (Call 01/01/20)	100	98,873
United Parcel Service Inc.
5.13%, 04/01/19	200	222,724

		1,101,943
TRUCKING & LEASING — 0.06%
GATX Corp.
2.60%, 03/30/20 (Call 02/28/20)	50	49,141

		49,141

TOTAL CORPORATE BONDS & NOTES
(Cost: $73,175,735)		72,944,901

INVESTMENT COMPANIES — 4.04%
iShares iBonds Mar 2020 Corporate ex-Financials ETF[c]	32	3,163,455

TOTAL INVESTMENT COMPANIES
(Cost: $3,047,085)		3,163,455

SHORT-TERM INVESTMENTS — 7.18%

MONEY MARKET FUNDS — 7.18%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[c,d,e]	3,530	3,529,608
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[c,d,e]	309	309,205
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d]	1,772	1,771,921

		5,610,734

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,610,734)		5,610,734

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2020 CORPORATE ETF

October 31, 2015

Value
TOTAL INVESTMENTS IN SECURITIES —104.54%
(Cost: $81,833,554)	$81,719,090
Other Assets, Less Liabilities — (4.54)%	(3,552,509)

NET ASSETS — 100.00%	$78,166,581

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® MAR 2023 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 92.70%

ADVERTISING — 0.77%
Omnicom Group Inc.
3.63%, 05/01/22	$325	$328,825
WPP Finance 2010
3.63%, 09/07/22	150	152,029

		480,854
AEROSPACE & DEFENSE — 1.65%
Embraer SA
5.15%, 06/15/22	200	199,750
General Dynamics Corp.
2.25%, 11/15/22 (Call 08/15/22)	100	96,250
Raytheon Co.
2.50%, 12/15/22 (Call 09/15/22)	200	196,255
United Technologies Corp.
3.10%, 06/01/22	525	536,577

		1,028,832
AGRICULTURE — 1.74%
Altria Group Inc.
2.85%, 08/09/22	450	443,123
Philip Morris International Inc.
2.50%, 08/22/22	300	294,423
2.63%, 03/06/23	100	98,180
Reynolds American Inc.
3.25%, 11/01/22	250	247,966

		1,083,692
AUTO MANUFACTURERS — 0.39%
General Motors Financial Co. Inc.
3.45%, 04/10/22 (Call 02/10/22)	150	146,267
Toyota Motor Credit Corp.
2.63%, 01/10/23	100	98,535

		244,802
AUTO PARTS & EQUIPMENT — 0.50%
Delphi Corp.
5.00%, 02/15/23 (Call 02/15/18)	300	312,000

		312,000
BANKS — 12.25%
Bank of America Corp.
3.30%, 01/11/23	1,075	1,070,091
Bank of Montreal
2.55%, 11/06/22 (Call 10/06/22)	400	393,634

Security	Principal (000s)	Value
BNP Paribas SA
3.25%, 03/03/23	$300	$301,523
Citigroup Inc.
4.05%, 07/30/22	250	255,899
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands
3.95%, 11/09/22	500	499,951
Credit Suisse Group Funding Guernsey Ltd.
3.80%, 09/15/22[a]	250	252,402
Goldman Sachs Group Inc. (The)
3.63%, 01/22/23	625	636,670
JPMorgan Chase & Co.
3.20%, 01/25/23	800	797,338
3.25%, 09/23/22	500	503,020
Morgan Stanley
3.75%, 02/25/23	800	823,125
4.88%, 11/01/22	275	294,741
MUFG Americas Holdings Corp.
3.50%, 06/18/22	100	102,369
National Australia Bank Ltd./New York
3.00%, 01/20/23	250	249,969
PNC Bank N.A.
2.70%, 11/01/22 (Call 10/01/22)[b]	250	240,670
PNC Financial Services Group Inc. (The)
2.85%, 11/09/22[b],c	100	99,072
Sumitomo Mitsui Banking Corp.
3.20%, 07/18/22	250	250,420
U.S. Bancorp
2.95%, 07/15/22 (Call 06/15/22)	300	298,158
Wells Fargo & Co.
Series M
3.45%, 02/13/23	550	548,523

		7,617,575
BEVERAGES — 2.62%
Anheuser-Busch InBev Finance Inc.
2.63%, 01/17/23	654	618,531
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22	250	238,756
Diageo Investment Corp.
2.88%, 05/11/22	350	347,186

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2023 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Molson Coors Brewing Co.
3.50%, 05/01/22	$100	$98,561
PepsiCo Inc.
2.75%, 03/01/23	325	323,464

		1,626,498
BIOTECHNOLOGY — 1.46%
Amgen Inc.
3.63%, 05/15/22 (Call 02/15/22)	250	256,710
Biogen Inc.
3.63%, 09/15/22	250	253,565
Celgene Corp.
3.25%, 08/15/22	250	248,462
Gilead Sciences Inc.
3.25%, 09/01/22 (Call 07/01/22)	150	152,069

		910,806
BUILDING MATERIALS — 0.11%
Owens Corning
4.20%, 12/15/22 (Call 09/15/22)	70	70,409

		70,409
CHEMICALS — 2.12%
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)	380	370,518
Eastman Chemical Co.
3.60%, 08/15/22 (Call 05/15/22)	320	320,896
EI du Pont de Nemours & Co.
2.80%, 02/15/23[d]	300	287,865
NewMarket Corp.
4.10%, 12/15/22[d]	100	100,602
Praxair Inc.
2.20%, 08/15/22 (Call 05/15/22)	250	239,259

		1,319,140
COMMERCIAL SERVICES — 0.45%
Block Financial LLC
5.50%, 11/01/22 (Call 05/01/22)	75	79,744
Equifax Inc.
3.30%, 12/15/22 (Call 09/15/22)	100	98,737
Verisk Analytics Inc.
4.13%, 09/12/22[d]	100	102,056

		280,537
COMPUTERS — 1.46%
Apple Inc.
2.70%, 05/13/22	100	100,836

Security	Principal (000s)	Value
Computer Sciences Corp.
4.45%, 09/15/22	$100	$102,667
Hewlett Packard Enterprise Co.
4.40%, 10/15/22 (Call 08/15/22)[a]	250	251,311
Hewlett-Packard Co.
4.05%, 09/15/22	75	74,325
International Business Machines Corp.
1.88%, 08/01/22	400	377,818

		906,957
COSMETICS & PERSONAL CARE — 0.35%
Colgate-Palmolive Co.
1.95%, 02/01/23	225	215,368

		215,368
DISTRIBUTION & WHOLESALE — 0.39%
Arrow Electronics Inc.
3.50%, 04/01/22 (Call 02/01/22)	250	244,502

		244,502
DIVERSIFIED FINANCIAL SERVICES — 4.05%
American Express Co.
2.65%, 12/02/22	350	341,757
Capital One Bank USA N.A.
3.38%, 02/15/23	250	245,602
CME Group Inc./IL
3.00%, 09/15/22	250	251,519
Ford Motor Credit Co. LLC
4.25%, 09/20/22	200	209,083
General Electric Capital Corp.
3.10%, 01/09/23	800	812,819
3.15%, 09/07/22	250	256,964
Invesco Finance PLC
3.13%, 11/30/22	250	249,578
Jefferies Group LLC
5.13%, 01/20/23	150	148,417

		2,515,739
ELECTRIC — 4.42%
Ameren Illinois Co.
2.70%, 09/01/22 (Call 06/01/22)	100	98,452
American Electric Power Co. Inc.
2.95%, 12/15/22 (Call 09/15/22)	100	97,163
Consumers Energy Co.
2.85%, 05/15/22 (Call 02/15/22)	125	126,069

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2023 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Dominion Resources Inc./ VA
Series B
2.75%, 09/15/22 (Call 06/15/22)	$100	$96,811
Duke Energy Corp.
3.05%, 08/15/22 (Call 05/15/22)	200	198,762
Duke Energy Progress LLC
2.80%, 05/15/22 (Call 02/15/22)	200	201,135
Exelon Generation Co. LLC
4.25%, 06/15/22 (Call 03/15/22)	300	302,477
Georgia Power Co.
2.85%, 05/15/22	100	97,651
Kansas City Power & Light Co.
3.15%, 03/15/23 (Call 12/15/22)	100	99,337
Oncor Electric Delivery Co. LLC
4.10%, 06/01/22 (Call 03/01/22)	400	416,962
7.00%, 09/01/22	50	60,209
Pacific Gas & Electric Co.
2.45%, 08/15/22 (Call 05/15/22)	200	192,908
PPL Capital Funding Inc.
3.50%, 12/01/22 (Call 09/01/22)	250	253,475
Public Service Co. of Colorado
2.50%, 03/15/23 (Call 09/15/22)	125	122,667
Puget Energy Inc.
5.63%, 07/15/22 (Call 04/15/22)	100	112,481
TransAlta Corp.
4.50%, 11/15/22 (Call 08/15/22)[d]	75	71,845
Virginia Electric & Power Co.
2.75%, 03/15/23 (Call 12/15/22)	200	197,344

		2,745,748
ELECTRONICS — 0.66%
Agilent Technologies Inc.
3.20%, 10/01/22 (Call 07/01/22)	100	96,666
Jabil Circuit Inc.
4.70%, 09/15/22	50	49,250
Thermo Fisher Scientific Inc.
3.15%, 01/15/23 (Call 10/15/22)	270	265,684

		411,600
ENGINEERING & CONSTRUCTION — 0.48%
ABB Finance USA Inc.
2.88%, 05/08/22	300	296,890

		296,890

Security	Principal (000s)	Value
ENVIRONMENTAL CONTROL — 0.60%
Republic Services Inc.
3.55%, 06/01/22 (Call 03/01/22)	$270	$277,230
Waste Management Inc.
2.90%, 09/15/22 (Call 06/15/22)	100	98,943

		376,173
FOOD — 1.83%
ConAgra Foods Inc.
3.20%, 01/25/23 (Call 10/25/22)	273	260,191
Kraft Foods Group Inc.
3.50%, 06/06/22	500	508,802
Kraft Heinz Foods Co.
3.50%, 07/15/22 (Call 05/15/22)[a]	100	101,695
Tyson Foods Inc.
4.50%, 06/15/22 (Call 03/15/22)	250	266,353

		1,137,041
HAND & MACHINE TOOLS — 0.32%
Stanley Black & Decker Inc.
2.90%, 11/01/22	200	196,862

		196,862
HEALTH CARE – SERVICES — 2.22%
Aetna Inc.
2.75%, 11/15/22 (Call 08/15/22)	300	291,522
Anthem Inc.
3.30%, 01/15/23	450	445,668
Humana Inc.
3.15%, 12/01/22 (Call 09/01/22)	100	98,118
Laboratory Corp. of America Holdings
3.75%, 08/23/22 (Call 05/23/22)	100	100,860
UnitedHealth Group Inc.
2.75%, 02/15/23 (Call 11/15/22)	300	295,473
2.88%, 03/15/23	150	148,947

		1,380,588
HOME BUILDERS — 0.25%
NVR Inc.
3.95%, 09/15/22 (Call 06/15/22)	150	152,790

		152,790
HOME FURNISHINGS — 0.12%
Whirlpool Corp.
3.70%, 03/01/23	75	75,086

		75,086

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2023 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
HOUSEHOLD PRODUCTS & WARES — 0.32%
Church & Dwight Co. Inc.
2.88%, 10/01/22	$100	$97,683
Clorox Co. (The)
3.05%, 09/15/22 (Call 06/15/22)[d]	100	99,070

		196,753
HOUSEWARES — 0.16%
Newell Rubbermaid Inc.
4.00%, 06/15/22 (Call 03/15/22)	100	102,251

		102,251
INSURANCE — 3.28%
ACE INA Holdings Inc.
2.70%, 03/13/23	250	242,626
American International Group Inc.
4.88%, 06/01/22	500	552,425
Berkshire Hathaway Finance Corp.
3.00%, 05/15/22	100	101,178
Berkshire Hathaway Inc.
3.00%, 02/11/23	350	353,385
Fidelity National Financial Inc.
5.50%, 09/01/22	50	53,360
Hartford Financial Services Group Inc. (The)
5.13%, 04/15/22	225	248,676
MetLife Inc.
3.05%, 12/15/22	125	124,274
Primerica Inc.
4.75%, 07/15/22	75	79,857
Voya Financial Inc.
5.50%, 07/15/22	250	282,806

		2,038,587
INTERNET — 1.39%
Amazon.com Inc.
2.50%, 11/29/22 (Call 08/29/22)	370	360,089
Baidu Inc.
3.50%, 11/28/22[d]	200	197,876
eBay Inc.
2.60%, 07/15/22 (Call 04/15/22)	225	208,870
Symantec Corp.
3.95%, 06/15/22 (Call 03/15/22)[d]	100	100,104

		866,939

Security	Principal (000s)	Value
IRON & STEEL — 0.17%
Nucor Corp.
4.13%, 09/15/22 (Call 06/15/22)	$100	$102,763

		102,763
MACHINERY — 1.42%
Caterpillar Inc.
2.60%, 06/26/22 (Call 03/26/22)	400	391,555
Deere & Co.
2.60%, 06/08/22 (Call 03/08/22)	400	395,643
Flowserve Corp.
3.50%, 09/15/22 (Call 06/15/22)	100	98,307

		885,505
MANUFACTURING — 1.25%
3M Co.
2.00%, 06/26/22	200	194,365
Eaton Corp.
2.75%, 11/02/22	400	390,471
General Electric Co.
2.70%, 10/09/22[d]	100	99,676
Pentair Finance SA
3.15%, 09/15/22 (Call 06/15/22)	100	94,119

		778,631
MEDIA — 4.74%
21st Century Fox America Inc.
3.00%, 09/15/22	500	492,300
CCO Safari II LLC
4.46%, 07/23/22 (Call 05/23/22)[a]	500	507,774
Comcast Corp.
3.13%, 07/15/22	500	511,968
Discovery Communications LLC
3.30%, 05/15/22	75	73,607
NBCUniversal Media LLC
2.88%, 01/15/23[d]	650	650,973
RELX Capital Inc.
3.13%, 10/15/22 (Call 07/15/22)	100	97,391
Time Warner Entertainment Co. LP
8.38%, 03/15/23	200	247,846
Time Warner Inc.
3.40%, 06/15/22[d]	170	170,482
Walt Disney Co. (The)
2.35%, 12/01/22	200	198,042

		2,950,383

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2023 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
METAL FABRICATE & HARDWARE — 0.39%
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)	$250	$241,451

		241,451
MINING — 1.90%
Barrick Gold Corp.
3.85%, 04/01/22	275	257,073
Freeport-McMoRan Inc.
3.88%, 03/15/23 (Call 12/15/22)	575	447,063
Goldcorp Inc.
3.70%, 03/15/23 (Call 12/15/22)	245	234,270
Rio Tinto Finance USA PLC
2.88%, 08/21/22 (Call 05/21/22)	200	192,700
Southern Copper Corp.
3.50%, 11/08/22	50	48,500

		1,179,606
OIL & GAS — 7.93%
Apache Corp.
3.25%, 04/15/22 (Call 01/15/22)	350	342,966
BP Capital Markets PLC
2.50%, 11/06/22	575	553,347
Cenovus Energy Inc.
3.00%, 08/15/22 (Call 05/15/22)	100	91,572
Chevron Corp.
2.36%, 12/05/22 (Call 09/05/22)	500	484,151
ConocoPhillips Co.
2.40%, 12/15/22 (Call 09/15/22)	200	189,860
Continental Resources Inc./OK
5.00%, 09/15/22 (Call 03/15/17)	400	358,000
Devon Energy Corp.
3.25%, 05/15/22 (Call 02/15/22)[d]	270	259,629
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)	200	195,698
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc.
6.88%, 02/15/23 (Call 02/15/18)	65	56,713
Husky Energy Inc.
3.95%, 04/15/22 (Call 01/15/22)	100	97,211
Marathon Oil Corp.
2.80%, 11/01/22 (Call 08/01/22)	170	151,848
Murphy Oil Corp.
4.00%, 06/01/22 (Call 03/01/22)	125	104,885

Security	Principal (000s)	Value
Occidental Petroleum Corp.
2.70%, 02/15/23 (Call 11/15/22)	$300	$292,764
Phillips 66
4.30%, 04/01/22	550	581,510
Pioneer Natural Resources Co.
3.95%, 07/15/22 (Call 04/15/22)[d]	150	150,410
Rowan Companies Inc.
4.88%, 06/01/22 (Call 03/01/22)	175	140,000
Sasol Financing International PLC
4.50%, 11/14/22	300	296,421
Shell International Finance BV
2.38%, 08/21/22	400	389,003
Total Capital International SA
2.70%, 01/25/23	200	196,484

		4,932,472
OIL & GAS SERVICES — 0.59%
FMC Technologies Inc.
3.45%, 10/01/22 (Call 07/01/22)	50	45,647
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)[d]	200	184,608
Weatherford International Ltd./Bermuda
4.50%, 04/15/22 (Call 01/15/22)	175	137,375

		367,630
PACKAGING & CONTAINERS — 0.25%
Packaging Corp. of America
3.90%, 06/15/22 (Call 03/15/22)	75	76,694
Rock-Tenn Co.
4.00%, 03/01/23 (Call 12/01/22)	75	76,383

		153,077
PHARMACEUTICALS — 6.22%
AbbVie Inc.
2.90%, 11/06/22	920	891,422
Actavis Inc.
3.25%, 10/01/22 (Call 07/01/22)	425	413,376
Bristol-Myers Squibb Co.
2.00%, 08/01/22	300	287,988
Cardinal Health Inc.
3.20%, 06/15/22	100	99,989
3.20%, 03/15/23	75	74,504
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	150	148,992

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2023 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	$550	$553,212
McKesson Corp.
2.85%, 03/15/23 (Call 12/15/22)	70	67,278
Merck & Co. Inc.
2.40%, 09/15/22 (Call 06/15/22)	250	246,070
Novartis Capital Corp.
2.40%, 09/21/22[d]	450	447,685
Teva Pharmaceutical Finance Co. BV
2.95%, 12/18/22	300	281,836
Zoetis Inc.
3.25%, 02/01/23 (Call 11/01/22)	370	352,636

		3,864,988
PIPELINES — 3.23%
Energy Transfer Partners LP
3.60%, 02/01/23 (Call 11/01/22)	200	176,402
Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)	200	192,365
Gulf South Pipeline Co. LP
4.00%, 06/15/22 (Call 03/15/22)	100	93,978
Kinder Morgan Energy Partners LP
3.45%, 02/15/23 (Call 11/15/22)	150	132,131
3.95%, 09/01/22 (Call 06/01/22)	250	232,867
ONEOK Partners LP
3.38%, 10/01/22 (Call 07/01/22)	135	118,664
Plains All American Pipeline LP/PAA Finance Corp.
2.85%, 01/31/23 (Call 10/31/22)	70	63,606
3.65%, 06/01/22 (Call 03/01/22)	250	242,836
Spectra Energy Capital LLC
3.30%, 03/15/23 (Call 12/15/22)	100	87,913
Sunoco Logistics Partners Operations LP
3.45%, 01/15/23 (Call 10/15/22)	100	86,573
TransCanada PipeLines Ltd.
2.50%, 08/01/22	125	117,169
Western Gas Partners LP
4.00%, 07/01/22 (Call 04/01/22)	100	95,743
Williams Companies Inc. (The)
3.70%, 01/15/23 (Call 10/15/22)[d]	100	81,500
Williams Partners LP
3.35%, 08/15/22 (Call 05/15/22)	325	284,127

		2,005,874

Security	Principal (000s)	Value
REAL ESTATE INVESTMENT TRUSTS — 4.35%
American Tower Corp.
3.50%, 01/31/23	$320	$307,635
AvalonBay Communities Inc.
2.85%, 03/15/23 (Call 12/15/22)	100	96,428
Boston Properties LP
3.85%, 02/01/23 (Call 11/01/22)	300	309,260
CubeSmart LP
4.80%, 07/15/22 (Call 04/15/22)	150	161,615
DDR Corp.
4.63%, 07/15/22 (Call 04/15/22)	100	103,804
Digital Realty Trust LP
3.63%, 10/01/22 (Call 07/03/22)	50	48,284
Duke Realty LP
3.88%, 10/15/22 (Call 07/15/22)	100	100,728
Equity One Inc.
3.75%, 11/15/22 (Call 08/15/22)	100	97,570
Essex Portfolio LP
3.38%, 01/15/23 (Call 10/15/22)	225	221,783
HCP Inc.
3.15%, 08/01/22 (Call 05/01/22)	100	96,323
Hospitality Properties Trust
5.00%, 08/15/22 (Call 02/15/22)	100	103,250
Host Hotels & Resorts LP
4.75%, 03/01/23 (Call 12/01/22)	75	78,197
Kilroy Realty LP
3.80%, 01/15/23 (Call 10/15/22)	75	74,059
Liberty Property LP
4.13%, 06/15/22 (Call 03/15/22)	200	203,631
Simon Property Group LP
2.75%, 02/01/23 (Call 11/01/22)	250	241,168
Ventas Realty LP/Ventas Capital Corp.
3.25%, 08/15/22 (Call 05/15/22)	220	214,077
Weingarten Realty Investors
3.38%, 10/15/22 (Call 07/15/22)	50	48,946
Welltower Inc.
3.75%, 03/15/23 (Call 12/15/22)	200	197,186

		2,703,944
RETAIL — 3.57%
AutoZone Inc.
3.70%, 04/15/22 (Call 01/15/22)	300	308,362

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2023 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
CVS Health Corp.
2.75%, 12/01/22 (Call 09/01/22)	$300	$293,336
3.50%, 07/20/22 (Call 05/20/22)	250	257,531
Home Depot Inc. (The)
2.63%, 06/01/22 (Call 05/01/22)	100	100,326
Kohl’s Corp.
3.25%, 02/01/23 (Call 11/01/22)[d]	50	47,806
Lowe’s Companies Inc.
3.12%, 04/15/22 (Call 01/15/22)	350	357,316
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)	250	233,091
QVC Inc.
4.38%, 03/15/23	120	115,406
Staples Inc.
4.38%, 01/12/23 (Call 10/14/22)	150	145,692
Walgreen Co.
3.10%, 09/15/22	370	359,883

		2,218,749
SAVINGS & LOANS — 0.16%
People’s United Financial Inc.
3.65%, 12/06/22 (Call 09/06/22)	100	99,370

		99,370
SEMICONDUCTORS — 1.87%
Broadcom Corp.
2.50%, 08/15/22 (Call 05/15/22)	75	73,746
Intel Corp.
2.70%, 12/15/22	650	647,837
Maxim Integrated Products Inc.
3.38%, 03/15/23 (Call 12/15/22)	100	99,182
QUALCOMM Inc.
3.00%, 05/20/22	350	344,053

		1,164,818
SOFTWARE — 2.16%
Dun & Bradstreet Corp. (The)
4.38%, 12/01/22 (Call 09/01/22)[d]	50	49,618
Fiserv Inc.
3.50%, 10/01/22 (Call 07/01/22)	200	200,575
Microsoft Corp.
2.13%, 11/15/22[d]	300	291,424
Oracle Corp.
2.50%, 10/15/22	820	801,926

		1,343,543

Security	Principal (000s)	Value
TELECOMMUNICATIONS — 3.96%
America Movil SAB de CV
3.13%, 07/16/22[d]	$200	$197,056
AT&T Inc.
2.63%, 12/01/22 (Call 09/01/22)	550	525,989
3.00%, 06/30/22 (Call 04/30/22)	250	245,237
Motorola Solutions Inc.
3.50%, 03/01/23	70	63,130
3.75%, 05/15/22	250	232,067
Rogers Communications Inc.
3.00%, 03/15/23 (Call 12/15/22)	75	72,811
Telefonaktiebolaget LM Ericsson
4.13%, 05/15/22	170	175,642
Verizon Communications Inc.
2.45%, 11/01/22 (Call 08/01/22)	450	430,309
Vodafone Group PLC
2.50%, 09/26/22	100	93,319
2.95%, 02/19/23	450	428,525

		2,464,085
TEXTILES — 0.16%
Mohawk Industries Inc.
3.85%, 02/01/23 (Call 11/01/22)	100	101,216

		101,216
TRANSPORTATION — 2.02%
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)	295	290,736
3.05%, 09/01/22 (Call 06/01/22)[d]	50	49,811
FedEx Corp.
2.63%, 08/01/22	200	194,588
Norfolk Southern Corp.
2.90%, 02/15/23 (Call 11/15/22)	100	97,498
3.00%, 04/01/22 (Call 01/01/22)	250	248,818
Union Pacific Corp.
2.95%, 01/15/23 (Call 10/15/22)	70	70,785
4.16%, 07/15/22 (Call 04/15/22)	100	108,728
United Parcel Service Inc.
2.45%, 10/01/22	200	196,843

		1,257,807

TOTAL CORPORATE BONDS & NOTES
(Cost: $58,548,139)		57,650,931

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (Continued)

iSHARES® iBONDS® MAR 2023 CORPORATE ETF

October 31, 2015

Security	Shares (000s)	Value
INVESTMENT COMPANIES — 5.00%
iShares iBonds Mar 2023 Corporate ex-Financials ETF[b]	32	$3,107,288

TOTAL INVESTMENT COMPANIES
(Cost: $2,974,253)		3,107,288

SHORT-TERM INVESTMENTS — 6.49%
MONEY MARKET FUNDS — 6.49%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[b,e,f]	2,853	2,852,934
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[b,e,f]	250	249,926
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[b,e]	931	931,186

		4,034,046

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,034,046)		4,034,046

TOTAL INVESTMENTS IN SECURITIES — 104.19%
(Cost: $65,556,438)		64,792,265
Other Assets, Less Liabilities — (4.19)%		(2,605,812)

NET ASSETS — 100.00%		$62,186,453

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	Affiliated issuer. See Note 2.
[c]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[d]	All or a portion of this security represents a security on loan. See Note 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2015

	iShares iBonds Mar 2016 Corporate ex-Financials ETF	iShares iBonds Mar 2018 Corporate ex-Financials ETF	iShares iBonds Mar 2020 Corporate ex-Financials ETF

ASSETS
Investments, at cost:
Unaffiliated	$17,627,563	$165,754,970	$58,176,257
Affiliated (Note 2)	18,340,170	12,617,937	3,708,270

Total cost of investments	$35,967,733	$178,372,907	$61,884,527

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$17,636,145	$165,663,930	$57,997,272
Affiliated (Note 2)	18,340,170	12,617,937	3,708,270

Total fair value of investments	35,976,315	178,281,867	61,705,542
Receivables:
Investment securities sold	—	2,802,327	56,752
Interest	128,266	1,137,620	534,197

Total Assets	36,104,581	182,221,814	62,296,491

LIABILITIES
Payables:
Investment securities purchased	256,428	2,815,746	319,140
Collateral for securities on loan (Note 1)	1,008,295	6,609,290	3,021,678
Investment advisory fees (Note 2)	1,869	14,308	4,976

Total Liabilities	1,266,592	9,439,344	3,345,794

NET ASSETS	$34,837,989	$172,782,470	$58,950,697

Net assets consist of:
Paid-in capital	$34,809,883	$172,875,529	$59,691,141
Undistributed net investment income	10,947	178,650	102,690
Undistributed net realized gain (accumulated net realized loss)	8,577	(180,669)	(664,149)
Net unrealized appreciation (depreciation)	8,582	(91,040)	(178,985)

NET ASSETS	$34,837,989	$172,782,470	$58,950,697

Shares outstanding[b]	350,000	1,750,000	600,000

Net asset value per share	$99.54	$98.73	$98.25

[a]	Securities on loan with values of $980,763, $6,416,600 and $2,910,156, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	75

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2015

	iShares iBonds Mar 2023 Corporate ex-Financials ETF	iShares iBonds Mar 2016 Corporate ETF	iShares iBonds Mar 2018 Corporate ETF

ASSETS
Investments, at cost:
Unaffiliated	$38,040,880	$26,659,015	$88,959,961
Affiliated (Note 2)	3,660,051	41,718,059	12,746,821

Total cost of investments	$41,700,931	$68,377,074	$101,706,782

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$37,692,623	$26,667,903	$88,861,039
Affiliated (Note 2)	3,660,051	41,710,018	12,838,560

Total fair value of investments	41,352,674	68,377,921	101,699,599
Cash	—	2,333	—
Receivables:
Investment securities sold	52,068	—	128,872
Interest	314,463	213,125	666,855
Tax reclaims	—	—	501

Total Assets	41,719,205	68,593,379	102,495,827

LIABILITIES
Payables:
Investment securities purchased	—	716,443	721,056
Collateral for securities on loan (Note 1)	3,304,685	2,344,630	4,417,215
Investment advisory fees (Note 2)	3,237	2,891	7,670

Total Liabilities	3,307,922	3,063,964	5,145,941

NET ASSETS	$38,411,283	$65,529,415	$97,349,886

Net assets consist of:
Paid-in capital	$39,281,934	$65,512,367	$97,307,009
Undistributed net investment income	96,371	14,838	102,625
Undistributed net realized gain (accumulated net realized loss)	(618,765)	1,363	(52,565)
Net unrealized appreciation (depreciation)	(348,257)	847	(7,183)

NET ASSETS	$38,411,283	$65,529,415	$97,349,886

Shares outstanding[b]	400,000	650,000	950,000

Net asset value per share	$96.03	$100.81	$102.47

[a]	Securities on loan with values of $3,207,708, $2,272,033 and $4,294,061, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

76	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2015

	iShares iBonds Mar 2020 Corporate ETF	iShares iBonds Mar 2023 Corporate ETF

ASSETS
Investments, at cost:
Unaffiliated	$72,340,605	$58,206,244
Affiliated (Note 2)	9,492,949	7,350,194

Total cost of investments	$81,833,554	$65,556,438

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$72,109,254	$57,311,189
Affiliated (Note 2)	9,609,836	7,481,076

Total fair value of investments	81,719,090	64,792,265
Receivables:
Investment securities sold	—	888,812
Interest	644,514	529,704

Total Assets	82,363,604	66,210,781

LIABILITIES
Payables:
Investment securities purchased	352,033	916,509
Collateral for securities on loan (Note 1)	3,838,813	3,102,860
Investment advisory fees (Note 2)	6,177	4,959

Total Liabilities	4,197,023	4,024,328

NET ASSETS	$78,166,581	$62,186,453

Net assets consist of:
Paid-in capital	$78,148,880	$62,954,243
Undistributed net investment income	123,377	143,591
Undistributed net realized gain (accumulated net realized loss)	8,788	(147,208)
Net unrealized depreciation	(114,464)	(764,173)

NET ASSETS	$78,166,581	$62,186,453

Shares outstanding[b]	750,000	600,000

Net asset value per share	$104.22	$103.64

[a]	Securities on loan with values of $3,713,731 and $3,002,032, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	77

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2015

	iShares iBonds Mar 2016 Corporate ex-Financials ETF	iShares iBonds Mar 2018 Corporate ex-Financials ETF	iShares iBonds Mar 2020 Corporate ex-Financials ETF

NET INVESTMENT INCOME
Interest — unaffiliated	$217,831	$2,452,773	$1,218,425
Interest — affiliated (Note 2)	951	505	36
Securities lending income — affiliated — net (Note 2)	3,160	12,783	13,229

Total investment income	221,942	2,466,061	1,231,690

EXPENSES
Investment advisory fees (Note 2)	34,849	168,010	54,360

Total expenses	34,849	168,010	54,360
Less investment advisory fees waived (Note 2)	(4,331)	(2,142)	(187)

Net expenses	30,518	165,868	54,173

Net investment income	191,424	2,300,193	1,177,517

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	8,577	(45,631)	(107,828)

Net realized gain (loss)	8,577	(45,631)	(107,828)

Net change in unrealized appreciation/depreciation	(50,236)	(730)	80,006

Net realized and unrealized loss	(41,659)	(46,361)	(27,822)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$149,765	$2,253,832	$1,149,695

See notes to financial statements.

78	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2015

	iShares iBonds Mar 2023 Corporate ex-Financials ETF	iShares iBonds Mar 2016 Corporate ETF	iShares iBonds Mar 2018 Corporate ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$—	$49,307	$72,487
Interest — unaffiliated	1,307,918	345,237	1,308,463
Interest — affiliated (Note 2)	54	2,365	5,742
Securities lending income — affiliated — net (Note 2)	6,861	3,145	3,921

Total investment income	1,314,833	400,054	1,390,613

EXPENSES
Investment advisory fees (Note 2)	44,499	57,982	84,234

Total expenses	44,499	57,982	84,234
Less investment advisory fees waived (Note 2)	(221)	(14,892)	(6,329)

Net expenses	44,278	43,090	77,905

Net investment income	1,270,555	356,964	1,312,708

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(374,001)	1,133	(48,733)
In-kind redemptions — unaffiliated	—	7,048	(526)
In-kind redemptions — affiliated (Note 2)	—	—	46,156
Realized gain distributions from Underlying Funds — affiliated	—	230	—

Net realized gain (loss)	(374,001)	8,411	(3,103)

Net change in unrealized appreciation/depreciation	494,794	(94,717)	(235,134)

Net realized and unrealized gain (loss)	120,793	(86,306)	(238,237)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,391,348	$270,658	$1,074,471

See notes to financial statements.

FINANCIAL STATEMENTS	79

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2015

	iShares iBonds Mar 2020 Corporate ETF	iShares iBonds Mar 2023 Corporate ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$68,558	$89,377
Interest — unaffiliated	1,238,792	1,600,342
Interest — affiliated (Note 2)	12,790	8,778
Securities lending income — affiliated — net (Note 2)	11,001	7,655

Total investment income	1,331,141	1,706,152

EXPENSES
Investment advisory fees (Note 2)	54,905	53,343

Total expenses	54,905	53,343
Less investment advisory fees waived (Note 2)	(3,951)	(3,950)

Net expenses	50,954	49,393

Net investment income	1,280,187	1,656,759

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	8,788	(142,020)

Net realized gain (loss)	8,788	(142,020)

Net change in unrealized appreciation/depreciation	(537,767)	(1,222,072)

Net realized and unrealized loss	(528,979)	(1,364,092)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$751,208	$292,667

See notes to financial statements.

80	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares iBonds Mar 2016 Corporate ex-Financials ETF		iShares iBonds Mar 2018 Corporate ex-Financials ETF
	Year ended October 31, 2015	Year ended October 31, 2014	Year ended October 31, 2015	Year ended October 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$191,424	$229,848	$2,300,193	$2,341,185
Net realized gain (loss)	8,577	30,746	(45,631)	(97,451)
Net change in unrealized appreciation/depreciation	(50,236)	57,527	(730)	966,531

Net increase in net assets resulting from operations	149,765	318,121	2,253,832	3,210,265

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(199,439)	(229,632)	(2,313,109)	(2,335,749)
From net realized gain	(30,203)	—	—	—

Total distributions to shareholders	(229,642)	(229,632)	(2,313,109)	(2,335,749)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	9,981,158	9,921,296	24,693,512
Cost of shares redeemed	—	(9,964,807)	—	(34,464,591)

Net increase (decrease) in net assets from capital share transactions	—	16,351	9,921,296	(9,771,079)

INCREASE (DECREASE) IN NET ASSETS	(79,877)	104,840	9,862,019	(8,896,563)

NET ASSETS
Beginning of year	34,917,866	34,813,026	162,920,451	171,817,014

End of year	$34,837,989	$34,917,866	$172,782,470	$162,920,451

Undistributed net investment income included in net assets at end of year	$10,947	$18,962	$178,650	$191,566

SHARES ISSUED AND REDEEMED
Shares sold	—	100,000	100,000	250,000
Shares redeemed	—	(100,000)	—	(350,000)

Net increase (decrease) in shares outstanding	—	—	100,000	(100,000)

See notes to financial statements.

FINANCIAL STATEMENTS	81

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares iBonds Mar 2020 Corporate ex-Financials ETF		iShares iBonds Mar 2023 Corporate ex-Financials ETF
	Year ended October 31, 2015	Year ended October 31, 2014	Year ended October 31, 2015	Year ended October 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,177,517	$1,198,003	$1,270,555	$1,290,195
Net realized loss	(107,828)	(496,195)	(374,001)	(211,371)
Net change in unrealized appreciation/depreciation	80,006	1,375,112	494,794	1,426,407

Net increase in net assets resulting from operations	1,149,695	2,076,920	1,391,348	2,505,231

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,173,889)	(1,188,620)	(1,283,464)	(1,278,914)

Total distributions to shareholders	(1,173,889)	(1,188,620)	(1,283,464)	(1,278,914)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	14,809,336	19,495,334	4,905,968	9,619,308
Cost of shares redeemed	(9,849,056)	(24,253,270)	(19,445,875)	—

Net increase (decrease) in net assets from capital share transactions	4,960,280	(4,757,936)	(14,539,907)	9,619,308

INCREASE (DECREASE) IN NET ASSETS	4,936,086	(3,869,636)	(14,432,023)	10,845,625

NET ASSETS
Beginning of year	54,014,611	57,884,247	52,843,306	41,997,681

End of year	$58,950,697	$54,014,611	$38,411,283	$52,843,306

Undistributed net investment income included in net assets at end of year	$102,690	$99,062	$96,371	$109,280

SHARES ISSUED AND REDEEMED
Shares sold	150,000	200,000	50,000	100,000
Shares redeemed	(100,000)	(250,000)	(200,000)	—

Net increase (decrease) in shares outstanding	50,000	(50,000)	(150,000)	100,000

See notes to financial statements.

82	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares iBonds Mar 2016 Corporate ETF		iShares iBonds Mar 2018 Corporate ETF
	Year ended October 31, 2015	Year ended October 31, 2014	Year ended October 31, 2015	Year ended October 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$356,964	$233,421	$1,312,708	$723,366
Net realized gain (loss)	8,411	3,976	(3,103)	3,446
Net change in unrealized appreciation/depreciation	(94,717)	(19,049)	(235,134)	(56,727)

Net increase in net assets resulting from operations	270,658	218,348	1,074,471	670,085

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(362,016)	(222,479)	(1,291,441)	(664,893)

Total distributions to shareholders	(362,016)	(222,479)	(1,291,441)	(664,893)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	30,274,728	25,251,847	30,821,530	56,514,024
Cost of shares redeemed	(5,043,767)	—	(5,120,058)	—

Net increase in net assets from capital share transactions	25,230,961	25,251,847	25,701,472	56,514,024

INCREASE IN NET ASSETS	25,139,603	25,247,716	25,484,502	56,519,216

NET ASSETS
Beginning of year	40,389,812	15,142,096	71,865,384	15,346,168

End of year	$65,529,415	$40,389,812	$97,349,886	$71,865,384

Undistributed net investment income included in net assets at end of year	$14,838	$19,890	$102,625	$81,358

SHARES ISSUED AND REDEEMED
Shares sold	300,000	250,000	300,000	550,000
Shares redeemed	(50,000)	—	(50,000)	—

Net increase in shares outstanding	250,000	250,000	250,000	550,000

See notes to financial statements.

FINANCIAL STATEMENTS	83

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares iBonds Mar 2020 Corporate ETF		iShares iBonds Mar 2023 Corporate ETF
	Year ended October 31, 2015	Year ended October 31, 2014	Year ended October 31, 2015	Year ended October 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,280,187	$476,659	$1,656,759	$500,473
Net realized gain (loss)	8,788	5,063	(142,020)	873
Net change in unrealized appreciation/depreciation	(537,767)	206,981	(1,222,072)	354,847

Net increase in net assets resulting from operations	751,208	688,703	292,667	856,193

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,206,376)	(443,589)	(1,571,345)	(460,848)

Total distributions to shareholders	(1,206,376)	(443,589)	(1,571,345)	(460,848)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	52,546,148	15,568,488	37,286,738	15,639,287

Net increase in net assets from capital share transactions	52,546,148	15,568,488	37,286,738	15,639,287

INCREASE IN NET ASSETS	52,090,980	15,813,602	36,008,060	16,034,632

NET ASSETS
Beginning of year	26,075,601	10,261,999	26,178,393	10,143,761

End of year	$78,166,581	$26,075,601	$62,186,453	$26,178,393

Undistributed net investment income included in net assets at end of year	$123,377	$49,566	$143,591	$58,177

SHARES ISSUED
Shares sold	500,000	150,000	350,000	150,000

Net increase in shares outstanding	500,000	150,000	350,000	150,000

See notes to financial statements.

84	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Mar 2016 Corporate ex-Financials ETF

	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Period from Apr. 17, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$99.77	$99.47	$99.50

Income from investment operations:
Net investment income[b]	0.55	0.67	0.34
Net realized and unrealized gain (loss)[c]	(0.12)	0.29	(0.12)

Total from investment operations	0.43	0.96	0.22

Less distributions from:
Net investment income	(0.57)	(0.66)	(0.25)
Net realized gain	(0.09)	—	—

Total distributions	(0.66)	(0.66)	(0.25)

Net asset value, end of period	$99.54	$99.77	$99.47

Total return	0.43%	0.97%	0.23%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$34,838	$34,918	$34,813
Ratio of expenses to average net assets[e]	0.09%	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[e]	0.10%	n/a	n/a
Ratio of net investment income to average net assets[e]	0.55%	0.67%	0.63%
Portfolio turnover rate[f]	0%	16%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Mar 2018 Corporate ex-Financials ETF

	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Period from Apr. 17, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$98.74	$98.18	$99.50

Income from investment operations:
Net investment income[b]	1.35	1.37	0.66
Net realized and unrealized gain (loss)[c]	(0.00)[d]	0.55	(1.47)

Total from investment operations	1.35	1.92	(0.81)

Less distributions from:
Net investment income	(1.36)	(1.36)	(0.51)

Total distributions	(1.36)	(1.36)	(0.51)

Net asset value, end of period	$98.73	$98.74	$98.18

Total return	1.39%	1.97%	(0.81)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$172,782	$162,920	$171,817
Ratio of expenses to average net assets[f]	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	n/a	n/a
Ratio of net investment income to average net assets[f]	1.37%	1.39%	1.25%
Portfolio turnover rate[g]	6%	15%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

86	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Mar 2020 Corporate ex-Financials ETF

	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Period from Apr. 17, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$98.21	$96.47	$99.50

Income from investment operations:
Net investment income[b]	2.13	2.08	0.98
Net realized and unrealized gain (loss)[c]	0.05	1.70	(3.22)

Total from investment operations	2.18	3.78	(2.24)

Less distributions from:
Net investment income	(2.14)	(2.04)	(0.79)

Total distributions	(2.14)	(2.04)	(0.79)

Net asset value, end of period	$98.25	$98.21	$96.47

Total return	2.23%	3.96%	(2.24)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$58,951	$54,015	$57,884
Ratio of expenses to average net assets[e]	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[e]	0.10%	n/a	n/a
Ratio of net investment income to average net assets[e]	2.17%	2.13%	1.89%
Portfolio turnover rate[f]	35%	43%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	87

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Mar 2023 Corporate ex-Financials ETF

	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Period from Apr. 17, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$96.08	$93.33	$99.50

Income from investment operations:
Net investment income[b]	2.75	2.71	1.37
Net realized and unrealized gain (loss)[c]	(0.03)	2.73	(6.50)

Total from investment operations	2.72	5.44	(5.13)

Less distributions from:
Net investment income	(2.77)	(2.69)	(1.04)

Total distributions	(2.77)	(2.69)	(1.04)

Net asset value, end of period	$96.03	$96.08	$93.33

Total return	2.86%	5.93%	(5.14)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$38,411	$52,843	$41,998
Ratio of expenses to average net assets[e]	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[e]	0.10%	n/a	n/a
Ratio of net investment income to average net assets[e]	2.86%	2.86%	2.73%
Portfolio turnover rate[f]	17%	8%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

88	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Mar 2016 Corporate ETF

	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Period from Jul. 9, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$100.97	$100.95	$99.95

Income from investment operations:
Net investment income[b]	0.62	0.84	0.29
Net realized and unrealized gain (loss)[c]	(0.12)	0.06	0.94

Total from investment operations	0.50	0.90	1.23

Less distributions from:
Net investment income	(0.66)	(0.88)	(0.23)

Total distributions	(0.66)	(0.88)	(0.23)

Net asset value, end of period	$100.81	$100.97	$100.95

Total return	0.49%	0.91%	1.22%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$65,529	$40,390	$15,142
Ratio of expenses to average net assets[e]	0.07%	0.07%	0.07%
Ratio of expenses to average net assets prior to waived fees[e]	0.10%	0.10%	0.10%
Ratio of net investment income to average net assets[e]	0.62%	0.83%	0.92%
Portfolio turnover rate[f]	7%	2%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	89

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Mar 2018 Corporate ETF

	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Period from Jul. 9, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$102.66	$102.31	$99.95

Income from investment operations:
Net investment income[b]	1.60	1.72	0.58
Net realized and unrealized gain (loss)[c]	(0.19)	0.41	2.21

Total from investment operations	1.41	2.13	2.79

Less distributions from:
Net investment income	(1.60)	(1.78)	(0.43)

Total distributions	(1.60)	(1.78)	(0.43)

Net asset value, end of period	$102.47	$102.66	$102.31

Total return	1.37%	2.11%	2.80%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$97,350	$71,865	$15,346
Ratio of expenses to average net assets[e]	0.09%	0.08%	0.07%
Ratio of expenses to average net assets prior to waived fees[e]	0.10%	0.10%	0.10%
Ratio of net investment income to average net assets[e]	1.56%	1.67%	1.85%
Portfolio turnover rate[f]	5%	3%	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

90	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Mar 2020 Corporate ETF

	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Period from Jul. 9, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$104.30	$102.62	$99.95

Income from investment operations:
Net investment income[b]	2.43	2.81	0.85
Net realized and unrealized gain (loss)[c]	(0.05)	1.59	2.50

Total from investment operations	2.38	4.40	3.35

Less distributions from:
Net investment income	(2.46)	(2.72)	(0.68)

Total distributions	(2.46)	(2.72)	(0.68)

Net asset value, end of period	$104.22	$104.30	$102.62

Total return	2.30%	4.36%	3.36%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$78,167	$26,076	$10,262
Ratio of expenses to average net assets[e]	0.09%	0.08%	0.07%
Ratio of expenses to average net assets prior to waived fees[e]	0.10%	0.10%	0.10%
Ratio of net investment income to average net assets[e]	2.33%	2.70%	2.68%
Portfolio turnover rate[f]	3%	9%	6%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	91

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Mar 2023 Corporate ETF

	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Period from Jul. 9, 2013[a] to Oct. 31, 2013
Net asset value, beginning of period	$104.71	$101.44	$99.95

Income from investment operations:
Net investment income[b]	3.25	3.48	1.00
Net realized and unrealized gain (loss)[c]	(1.10)	3.18	1.30

Total from investment operations	2.15	6.66	2.30

Less distributions from:
Net investment income	(3.22)	(3.39)	(0.81)

Total distributions	(3.22)	(3.39)	(0.81)

Net asset value, end of period	$103.64	$104.71	$101.44

Total return	2.07%	6.68%	2.33%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$62,186	$26,178	$10,144
Ratio of expenses to average net assets[e]	0.09%	0.08%	0.07%
Ratio of expenses to average net assets prior to waived fees[e]	0.10%	0.10%	0.10%
Ratio of net investment income to average net assets[e]	3.11%	3.36%	3.20%
Portfolio turnover rate[f]	6%	3%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

92	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
iBonds Mar 2016 Corporate ex-Financials	Non-diversified
iBonds Mar 2018 Corporate ex-Financials	Non-diversified
iBonds Mar 2020 Corporate ex-Financials	Non-diversified
iBonds Mar 2023 Corporate ex-Financials	Non-diversified

iShares ETF	Diversification Classification
iBonds Mar 2016 Corporate	Non-diversified
iBonds Mar 2018 Corporate	Non-diversified
iBonds Mar 2020 Corporate	Non-diversified
iBonds Mar 2023 Corporate	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (Continued)

iSHARES® TRUST

to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

94	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of October 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total
iBonds Mar 2016 Corporate ex-Financials
Investments:
Assets:
Corporate Bonds & Notes	$—	$17,636,145	$—	$17,636,145
Money Market Funds	18,340,170	—	—	18,340,170

Total	$18,340,170	$17,636,145	$—	$35,976,315

iBonds Mar 2018 Corporate ex-Financials
Investments:
Assets:
Corporate Bonds & Notes	$—	$165,663,930	$—	$165,663,930
Money Market Funds	12,617,937	—	—	12,617,937

Total	$12,617,937	$165,663,930	$—	$178,281,867

iBonds Mar 2020 Corporate ex-Financials
Investments:
Assets:
Corporate Bonds & Notes	$—	$57,997,272	$—	$57,997,272
Money Market Funds	3,708,270	—	—	3,708,270

Total	$3,708,270	$57,997,272	$—	$61,705,542

iBonds Mar 2023 Corporate ex-Financials
Investments:
Assets:
Corporate Bonds & Notes	$—	$37,692,623	$—	$37,692,623
Money Market Funds	3,660,051	—	—	3,660,051

Total	$3,660,051	$37,692,623	$—	$41,352,674

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	Level 1	Level 2	Level 3	Total
iBonds Mar 2016 Corporate
Investments:
Assets:
Corporate Bonds & Notes	$—	$26,693,941	$—	$26,693,941
Investment Companies	7,496,395	—	—	7,496,395
Money Market Funds	34,187,585	—	—	34,187,585

Total	$41,683,980	$26,693,941	$—	$68,377,921

iBonds Mar 2018 Corporate
Investments:
Assets:
Corporate Bonds & Notes	$—	$89,381,543	$—	$89,381,543
Investment Companies	5,072,970	—	—	5,072,970
Money Market Funds	7,245,086	—	—	7,245,086

Total	$12,318,056	$89,381,543	$—	$101,699,599

iBonds Mar 2020 Corporate
Investments:
Assets:
Corporate Bonds & Notes	$—	$72,944,901	$—	$72,944,901
Investment Companies	3,163,455	—	—	3,163,455
Money Market Funds	5,610,734	—	—	5,610,734

Total	$8,774,189	$72,944,901	$—	$81,719,090

iBonds Mar 2023 Corporate
Investments:
Assets:
Corporate Bonds & Notes	$—	$57,650,931	$—	$57,650,931
Investment Companies	3,107,288	—	—	3,107,288
Money Market Funds	4,034,046	—	—	4,034,046

Total	$7,141,334	$57,650,931	$—	$64,792,265

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis. Dividend income and capital gain distributions from other iShares funds held, if any, are recognized on the ex-dividend date.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

96	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2015 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2015:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received[a]	Net Amount
iBonds Mar 2016 Corporate ex-Financials
Barclays Capital Inc.	$376,035	$376,035	$—
Goldman Sachs & Co.	225,003	225,003	—
Jefferies LLC	373,690	373,690	—
Merrill Lynch, Pierce, Fenner & Smith	6,035	6,035	—

	$980,763	$980,763	$—

iBonds Mar 2018 Corporate ex-Financials
Citigroup Global Markets Inc.	$788,668	$788,668	$—
Credit Suisse Securities (USA) LLC	373,072	373,072	—
Jefferies LLC	158,127	158,127	—
Merrill Lynch, Pierce, Fenner & Smith	499,535	499,535	—
Morgan Stanley & Co. LLC	4,028,377	4,028,377	—
Wells Fargo Securities LLC	568,821	568,821	—

	$6,416,600	$6,416,600	$—

iBonds Mar 2020 Corporate ex-Financials
Barclays Capital Inc.	$272,473	$272,473	$—
Citigroup Global Markets Inc.	220,888	220,888	—
Deutsche Bank Securities Inc.	100,233	100,233	—
Jefferies LLC	120,982	120,982	—
JPMorgan Clearing Corp.	188,268	188,268	—
JPMorgan Securities LLC	944,905	944,905	—
Merrill Lynch, Pierce, Fenner & Smith	177,526	177,526	—
Morgan Stanley & Co. LLC	505,742	505,742	—
RBC Capital Markets LLC	219,000	219,000	—
RBS Securities Inc.	160,139	160,139	—

	$2,910,156	$2,910,156	$—

iBonds Mar 2023 Corporate ex-Financials
BNP Paribas Prime Brokerage Inc.	$294,272	$294,272	$—
JPMorgan Clearing Corp.	960,695	960,695	—
Merrill Lynch, Pierce, Fenner & Smith	100,313	100,313	—
Morgan Stanley & Co. LLC	769,421	769,421	—
RBC Capital Markets LLC	538,171	538,171	—
SG Americas Securities LLC	544,836	544,836	—

	$3,207,708	$3,207,708	$—

98	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received[a]	Net Amount
iBonds Mar 2016 Corporate
Barclays Capital Inc.	$130,012	$130,012	$—
BNP Paribas Prime Brokerage Inc.	778,555	778,555	—
Credit Suisse Securities (USA) LLC	215,598	215,598	—
JPMorgan Clearing Corp.	803,885	803,885	—
Morgan Stanley & Co. LLC	343,983	343,983	—

	$2,272,033	$2,272,033	$—

iBonds Mar 2018 Corporate
Credit Suisse Securities (USA) LLC	$599,798	$599,798	$—
Deutsche Bank Securities Inc.	498,158	498,158	—
Jefferies LLC	372,262	372,262	—
JPMorgan Clearing Corp.	50,720	50,720	—
Merrill Lynch, Pierce, Fenner & Smith	647,912	647,912	—
Morgan Stanley & Co. LLC	2,125,211	2,125,211	—

	$4,294,061	$4,294,061	$—

iBonds Mar 2020 Corporate
Barclays Capital Inc.	$350,000	$350,000	$—
Credit Suisse Securities (USA) LLC	231,983	231,983	—
Deutsche Bank Securities Inc.	372,059	372,059	—
Goldman Sachs & Co.	1,045,370	1,045,370	—
Jefferies LLC	294,414	294,414	—
JPMorgan Clearing Corp.	144,619	144,619	—
Merrill Lynch, Pierce, Fenner & Smith	337,217	337,217	—
SG Americas Securities LLC	277,831	277,831	—
Wells Fargo Securities LLC	660,238	660,238	—

	$3,713,731	$3,713,731	$—

iBonds Mar 2023 Corporate
Barclays Capital Inc.	$292,751	$292,751	$—
Credit Suisse Securities (USA) LLC	220,292	220,292	—
Deutsche Bank Securities Inc.	150,410	150,410	—
Jefferies LLC	101,712	101,712	—
JPMorgan Clearing Corp.	414,987	414,987	—
Merrill Lynch, Pierce, Fenner & Smith	917,457	917,457	—
Morgan Stanley & Co. LLC	904,423	904,423	—

	$3,002,032	$3,002,032	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.10% based on the average daily net assets of each Fund. In addition, each of the Funds indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for each Fund through the termination date of such Fund, in an amount equal to acquired fund fees and expenses attributable to each Fund’s investments in other funds advised by BFA or its affiliates, if any. The contractual waiver for each of the iShares iBonds Mar 2016 Corporate ex-Financials, iShares iBonds Mar 2018 Corporate ex-Financials, iShares iBonds Mar 2020 Corporate ex-Financials and iShares iBonds Mar 2023 Corporate ex-Financials ETFs became effective on March 25, 2015.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 70% of the total of securities lending income plus the collateral investment fees.

100	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended October 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
iBonds Mar 2016 Corporate ex-Financials	$1,352
iBonds Mar 2018 Corporate ex-Financials	5,465
iBonds Mar 2020 Corporate ex-Financials	4,512
iBonds Mar 2023 Corporate ex-Financials	2,910

iShares ETF	Fees Paid to BTC
iBonds Mar 2016 Corporate	$1,344
iBonds Mar 2018 Corporate	1,672
iBonds Mar 2020 Corporate	4,153
iBonds Mar 2023 Corporate	3,086

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended October 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest - affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered an affiliate of the Funds for 1940 Act purposes.

Certain Funds, in order to improve their portfolio liquidity and their ability to track their respective underlying index, may invest in shares of other iShares funds that invest in securities in each Fund’s respective underlying index.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended October 31, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Shares or Principal Held at Beginning of Year (000s)	Shares or Principal Purchased (000s)	Shares or Principal Sold (000s)	Shares or Principal Held at End of Year (000s)	Value at End of Year	Dividend or Interest Income	Net Realized Gain (Loss)
iBonds Mar 2016 Corporate
iShares iBonds Mar 2016 Corporate ex-Financials ETF	76	—	—	76	$7,496,395	$49,307	$—
PNC Funding Corp. 4.25%, 9/21/15	$200	$—	$(200)	$—	—	863	—
5.25%, 11/15/15	—	26	—	26	26,038	22	—

					$7,522,433	$50,192	$—

NOTES TO FINANCIAL STATEMENTS	101

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Name of Affiliated Issuer	Shares or Principal Held at Beginning of Year (000s)	Shares or Principal Purchased (000s)	Shares or Principal Sold (000s)	Shares or Principal Held at End of Year (000s)	Value at End of Year	Dividend or Interest Income	Net Realized Gain (Loss)
iBonds Mar 2018 Corporate
iShares iBonds Mar 2018 Corporate ex-Financials ETF	77	—	(26)	51	$5,072,970	$72,487	$46,156
PNC Bank N.A. 1.50%, 02/23/18	$—	$250	$—	$250	249,713	1,038	—
6.00%, 12/07/17	250	—	—	250	270,791	4,509	—

					$5,593,474	$78,034	$46,156

iBonds Mar 2020 Corporate
iShares iBonds Mar 2020 Corporate ex-Financials ETF	32	—	—	32	$3,163,455	$68,558	$—
PNC Bank N.A. 2.40%, 10/18/19	$—	$500	$—	$500	503,549	2,978	—
PNC Funding Corp. 5.13%, 02/08/20	300	—	—	300	332,098	4,581	—

					$3,999,102	$76,117	$—

iBonds Mar 2023 Corporate
iShares iBonds Mar 2023 Corporate ex-Financials ETF	32	—	—	32	$3,107,288	$89,377	$—
PNC Bank N.A. 2.70%, 11/01/22	$—	$250	$—	$250	240,670	5,103	—
PNC Financial Services Group Inc. (The) 2.85%, 11/09/22	100	—	—	100	99,072	3,591	—

					$3,447,030	$98,071	$—

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

102	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2015 were as follows:

	U.S. Government Obligations		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
iBonds Mar 2016 Corporate ex-Financials	$—	$—	$—	$15,878,710
iBonds Mar 2018 Corporate ex-Financials	—	—	19,789,449	10,236,226
iBonds Mar 2020 Corporate ex-Financials	124,805	125,371	19,255,928	18,672,130
iBonds Mar 2023 Corporate ex-Financials	—	—	7,458,255	21,647,821
iBonds Mar 2016 Corporate	—	—	2,255,001	13,212,771
iBonds Mar 2018 Corporate	—	—	14,662,017	3,864,347
iBonds Mar 2020 Corporate	—	—	47,933,405	1,606,702
iBonds Mar 2023 Corporate	—	—	34,680,824	3,001,116

In-kind transactions (see Note 4) for the year ended October 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
iBonds Mar 2020 Corporate ex-Financials	$4,865,890	$—
iBonds Mar 2016 Corporate	17,267,974	4,724,078
iBonds Mar 2018 Corporate	19,766,488	4,816,479
iBonds Mar 2020 Corporate	5,121,899	—
iBonds Mar 2023 Corporate	4,850,186	—

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

NOTES TO FINANCIAL STATEMENTS	103

Notes to Financial Statements (Continued)

iSHARES® TRUST

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its direct or indirect investment in fixed income instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities directly and/or indirectly of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Each Fund invests a substantial amount of its assets in fixed-income securities. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, each Fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty

104	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2015, attributable to undistributed capital gains and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
iBonds Mar 2016 Corporate	$11,024	$—	$(11,024)
iBonds Mar 2018 Corporate	52,029	—	(52,029)
iBonds Mar 2020 Corporate	5,063	—	(5,063)

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 was as follows:

iShares ETF	2015	2014
iBonds Mar 2016 Corporate ex-Financials
Ordinary income	$228,577	$229,632
Long-term capital gain	1,065	—

	$229,642	$229,632

iBonds Mar 2018 Corporate ex-Financials
Ordinary income	$2,313,109	$2,335,749

iBonds Mar 2020 Corporate ex-Financials
Ordinary income	$1,173,889	$1,188,620

iBonds Mar 2023 Corporate ex-Financials
Ordinary income	$1,283,464	$1,278,914

iBonds Mar 2016 Corporate
Ordinary income	$362,016	$222,479

NOTES TO FINANCIAL STATEMENTS	105

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	2015	2014
iBonds Mar 2018 Corporate
Ordinary income	$1,291,441	$664,893

iBonds Mar 2020 Corporate
Ordinary income	$1,206,376	$443,589

iBonds Mar 2023 Corporate
Ordinary income	$1,571,345	$460,848

As of October 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses)[a]	Total
iBonds Mar 2016 Corporate ex-Financials	$11,606	$7,918	$—	$8,582	$28,106
iBonds Mar 2018 Corporate ex-Financials	178,650	—	(179,949)	(91,760)	(93,059)
iBonds Mar 2020 Corporate ex-Financials	102,690	—	(609,529)	(233,605)	(740,444)
iBonds Mar 2023 Corporate ex-Financials	96,371	—	(614,746)	(352,276)	(870,651)
iBonds Mar 2016 Corporate	14,838	1,363	—	847	17,048
iBonds Mar 2018 Corporate	102,625	—	(52,565)	(7,183)	42,877
iBonds Mar 2020 Corporate	123,377	8,788	—	(114,464)	17,701
iBonds Mar 2023 Corporate	143,591	—	(147,208)	(764,173)	(767,790)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2015, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
iBonds Mar 2018 Corporate ex-Financials	$179,949
iBonds Mar 2020 Corporate ex-Financials	609,529
iBonds Mar 2023 Corporate ex-Financials	614,746
iBonds Mar 2018 Corporate	52,565
iBonds Mar 2023 Corporate	147,208

106	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of October 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
iBonds Mar 2016 Corporate ex-Financials	$35,967,733	$10,184	$(1,602)	$8,582
iBonds Mar 2018 Corporate ex-Financials	178,373,627	338,941	(430,701)	(91,760)
iBonds Mar 2020 Corporate ex-Financials	61,939,147	204,725	(438,330)	(233,605)
iBonds Mar 2023 Corporate ex-Financials	41,704,950	222,999	(575,275)	(352,276)
iBonds Mar 2016 Corporate	68,377,074	14,147	(13,300)	847
iBonds Mar 2018 Corporate	101,706,782	252,147	(259,330)	(7,183)
iBonds Mar 2020 Corporate	81,833,554	352,995	(467,459)	(114,464)
iBonds Mar 2023 Corporate	65,556,438	285,116	(1,049,289)	(764,173)

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	107

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares iBonds Mar 2016 Corporate ex-Financials ETF, iShares iBonds Mar 2018 Corporate ex-Financials ETF, iShares iBonds Mar 2020 Corporate ex-Financials ETF, iShares iBonds Mar 2023 Corporate ex-Financials ETF, iShares iBonds Mar 2016 Corporate ETF, iShares iBonds Mar 2018 Corporate ETF, iShares iBonds Mar 2020 Corporate ETF and iShares iBonds Mar 2023 Corporate ETF (the “Funds”) at October 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 22, 2015

108	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 871(k)(1)(C) of the Internal Revenue Code (the “Code”), the Funds hereby designate the following maximum amounts allowable as interest-related dividends for the fiscal year ended October 31, 2015:

iShares ETF	Interest- Related Dividends
iBonds Mar 2016 Corporate ex-Financials	$140,696
iBonds Mar 2018 Corporate ex-Financials	1,803,921
iBonds Mar 2020 Corporate ex-Financials	874,624
iBonds Mar 2023 Corporate ex-Financials	991,514

iShares ETF	Interest- Related Dividends
iBonds Mar 2016 Corporate	$212,308
iBonds Mar 2018 Corporate	999,722
iBonds Mar 2020 Corporate	914,241
iBonds Mar 2023 Corporate	1,290,809

Under Section 852(b)(3)(C) of the Code, the iShares iBonds Mar 2016 Corporate ex-Financials ETF hereby designates $1,065 as 20% rate long-term capital gain dividends for the fiscal year ended October 31, 2015.

Under Section 871(k)(2)(C) of the Code, the iShares iBonds Mar 2016 Corporate ex-Financials ETF hereby designates $29,138 as short-term capital gain dividends for the fiscal year ended October 31, 2015.

TAX INFORMATION	109

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have different investment objectives and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark

110	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c)

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	111

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds or that track the same index or a similar index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

112	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	113

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
iBonds Mar 2016 Corporate ex-Financials	$0.569827	$0.086295	$—	$0.656122	87%	13%	—%	100%
iBonds Mar 2018 Corporate ex-Financials	1.357916	—	0.006295	1.364211	100	—	0[a]	100
iBonds Mar 2020 Corporate ex-Financials	2.131728	—	0.004041	2.135769	100	—	0[a]	100
iBonds Mar 2023 Corporate ex-Financials	2.771389	—	—	2.771389	100	—	—	100
iBonds Mar 2016 Corporate	0.650973	—	0.004038	0.655011	99	—	1	100
iBonds Mar 2018 Corporate	1.584925	—	0.014547	1.599472	99	—	1	100
iBonds Mar 2020 Corporate	2.432847	—	0.024966	2.457813	99	—	1	100
iBonds Mar 2023 Corporate	3.204906	—	0.016896	3.221802	99	—	1	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

114	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)  (Continued)

iSHARES® TRUST

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares iBonds Mar 2016 Corporate ex-Financials ETF

Period Covered: April 17, 2013 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	9	1.45%
Greater than 0.5% and Less than 1.0%	89	14.35
Between 0.5% and –0.5%	522	84.20

	620	100.00%

iShares iBonds Mar 2018 Corporate ex-Financials ETF

Period Covered: April 17, 2013 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	11	1.77%
Greater than 0.5% and Less than 1.0%	218	35.16
Between 0.5% and –0.5%	391	63.07

	620	100.00%

iShares iBonds Mar 2020 Corporate ex-Financials ETF

Period Covered: April 17, 2013 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.16%
Greater than 1.5% and Less than 2.0%	1	0.16
Greater than 1.0% and Less than 1.5%	1	0.16
Greater than 0.5% and Less than 1.0%	227	36.61
Between 0.5% and –0.5%	390	62.91

	620	100.00%

SUPPLEMENTAL INFORMATION	115

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares iBonds Mar 2023 Corporate ex-Financials ETF

Period Covered: April 17, 2013 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	9	1.45%
Greater than 0.5% and Less than 1.0%	324	52.26
Between 0.5% and –0.5%	286	46.13
Less than –0.5% and Greater than –1.0%	1	0.16

	620	100.00%

iShares iBonds Mar 2016 Corporate ETF

Period Covered: July 9, 2013 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	23	4.09%
Between 0.5% and –0.5%	537	95.38
Less than –0.5% and Greater than –1.0%	3	0.53

	563	100.00%

iShares iBonds Mar 2018 Corporate ETF

Period Covered: July 9, 2013 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	2	0.36%
Greater than 1.0% and Less than 1.5%	3	0.53
Greater than 0.5% and Less than 1.0%	139	24.69
Between 0.5% and –0.5%	418	74.24
Less than –0.5% and Greater than –1.0%	1	0.18

	563	100.00%

iShares iBonds Mar 2020 Corporate ETF

Period Covered: July 9, 2013 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.18%
Greater than 1.0% and Less than 1.5%	18	3.20
Greater than 0.5% and Less than 1.0%	260	46.18
Between 0.5% and –0.5%	284	50.44

	563	100.00%

116	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares iBonds Mar 2023 Corporate ETF

Period Covered: July 9, 2013 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	20	3.55%
Greater than 0.5% and Less than 1.0%	263	46.71
Between 0.5% and –0.5%	272	48.32
Less than –0.5% and Greater than –1.0%	8	1.42

	563	100.00%

SUPPLEMENTAL INFORMATION	117

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 324 funds (as of October 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

118	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

TRUSTEE AND OFFICER INFORMATION	119

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (60)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (51)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

120	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (48)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).
Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	121

Notes:

122	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed or issued by Barclays Capital Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-107-1015

OCTOBER 31, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares iBonds Dec 2016 Corporate ETF | IBDF | NYSE Arca
➢	iShares iBonds Dec 2017 Corporate ETF | IBDJ | NYSE Arca
➢	iShares iBonds Dec 2018 Corporate ETF | IBDH | NYSE Arca
➢	iShares iBonds Dec 2019 Corporate ETF | IBDK | NYSE Arca
➢	iShares iBonds Dec 2020 Corporate ETF | IBDL | NYSE Arca
➢	iShares iBonds Dec 2021 Corporate ETF | IBDM | NYSE Arca
➢	iShares iBonds Dec 2022 Corporate ETF | IBDN | NYSE Arca
➢	iShares iBonds Dec 2023 Corporate ETF | IBDO | NYSE Arca
➢	iShares iBonds Dec 2024 Corporate ETF | IBDP | NYSE Arca
➢	iShares iBonds Dec 2025 Corporate ETF | IBDQ | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. CORPORATE BOND MARKET OVERVIEW

U.S. investment-grade corporate bonds returned approximately 1% for the 12 months ended October 31, 2015 (the “reporting period”), trailing the 2% return of the broader U.S. bond market. The modest returns reflected an inconsistent but moderate overall level of U.S. economic growth and low inflation. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters, weighed down by a stronger U.S. dollar (which made U.S. goods more expensive overseas) and severe winter weather in many regions of the country. The economy rebounded in the second and third quarters of 2015, led by strong employment growth — sending the unemployment rate to its lowest level since April 2008 — and robust vehicle sales.

Inflation stayed low throughout the reporting period, with the consumer price index increasing 0.2% for the reporting period. Falling energy prices, including a decline of more than 40% in the price of oil, contributed to the muted inflation rate.

At the beginning of the reporting period, the U.S. Federal Reserve Bank (the “Fed”) ended a two-year quantitative easing program and signaled its intent to raise its short-term interest rate target sometime in 2015. However, the mixed economic data, lack of inflationary pressure, and slowing growth elsewhere in the world (particularly in China and other emerging economies) convinced the Fed to hold short-term interest rates steady throughout the reporting period.

Nonetheless, short-term bond yields generally rose during the reporting period in anticipation of a potential Fed interest rate increase. In contrast, intermediate- and long-term bond yields declined modestly for the reporting period, reflecting the benign inflationary environment and investor demand for U.S. bonds.

Investor uncertainty surrounding the strength of the U.S. economy and Fed interest rate policy led to a flight to quality during the reporting period. As a result, higher-quality bonds outperformed riskier assets for the reporting period. This trend was a headwind for corporate bonds, which tend to have greater credit risk than other sectors of the U.S. bond market. During the reporting period, U.S. corporations issued about $1 trillion of additional debt. The increase in issuance was driven by merger and acquisition activity, as well as companies seeking to lock in lower coupons prior to a potential interest rate hike. This oversupply of investment grade corporate bonds caused credit spreads to widen and yields to increase in this sector. The increasing yields caused bond prices to fall and corporate bonds to underperform U.S. government bonds.

Within the corporate bond market, the financials sector generated the best returns for the reporting period. The financials sector benefited from relatively high yields as a combination of investor demand for yield and a higher level of interest income contributed to the sector’s outperformance. Consumer finance companies and banks were the leading performers in the financials sector.

The industrials sector posted the weakest returns among corporate bonds during the reporting period. Negative returns for bonds issued by energy and basic materials companies, resulting from sharp declines in commodity prices, weighed on performance in the industrials sector. On the positive side, the top performers in the industrials sector included home builders, airlines, and tobacco companies.

The utilities sector produced returns in line with the overall corporate bond market. While electric utilities slightly outperformed the corporate market, natural gas utilities lagged, reflecting the sharp decline in natural gas prices during the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® iBONDS ® DEC 2016 CORPORATE ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.92%	0.83%	0.98%	0.92%	0.83%	0.98%
Since Inception	0.73%	0.95%	0.85%	1.04%	1.36%	1.21%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/28/14. The first day of secondary market trading was 5/29/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,004.20	$0.51	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2016 CORPORATE ETF

The iShares iBonds Dec 2016 Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2016, as represented by the Barclays December 2016 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was 0.92%, net of fees, while the total return for the Index was 0.98%.

ALLOCATION BY SECTOR

As of 10/31/15

Sector	Percentage of Total Investments[1]

Financial	46.97%
Consumer Non-Cyclical	15.10
Communications	8.28
Industrial	6.71
Energy	6.40
Technology	5.11
Consumer Cyclical	4.77
Utilities	4.02
Basic Materials	2.64

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating [2]	Percentage of Total Investment[1]

Aaa	0.41%
Aa	15.10
A	50.16
Baa	33.29
Ba	1.04

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2017 CORPORATE ETF

Performance as of October 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	0.76%	1.17%	0.90%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/10/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,002.80	$0.50	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2017 CORPORATE ETF

The iShares iBonds Dec 2017 Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2017, as represented by the Barclays December 2017 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from March 10, 2015 (inception date of the Fund) through October 31, 2015 (the “reporting period”), the total return for the Fund was 0.76%, net of fees, while the total return for the Index was 0.90%.

Corporate bonds produced mixed results for the reporting period. Looking at the broad bond market, longer-term bond yields declined during the period as a lack of inflation, a sharp decline in commodity prices, and disappointing growth in China helped support bond prices and lower yields. However, yields on shorter-term bonds increased during the reporting period, reflecting comparatively healthy U.S. economic growth and expectations that the Fed would raise short-term interest rates. As a result, the yield curve (a graphic representation of bond yields at different maturities) flattened, with longer-term securities outperforming shorter-term bonds.

Within the corporate bond market, record levels of new issuance driven by heavy merger activity, share buybacks, and dividend payments put downward pressure on corporate bond prices. While longer-term corporate bonds generally declined for the reporting period, shorter-term corporate securities posted positive returns due to their combination of attractive yields, investment-grade credit quality, and short remaining maturities. Comparatively healthy U.S. economic growth was another key support for credit-sensitive bonds.

ALLOCATION BY SECTOR

As of 10/31/15

Sector	Percentage of Total Investments[1]

Financial	45.07%
Consumer Non-Cyclical	15.30
Communications	8.22
Energy	8.01
Industrial	7.62
Technology	5.10
Consumer Cyclical	3.90
Utilities	3.81
Basic Materials	2.97

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating [2]	Percentage of Total Investments[1]

Aaa	1.56%
Aa	15.67
A	48.03
Baa	33.63
Ba	1.11

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2018 CORPORATE ETF

Performance as of October 31, 2015

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	1.97%	2.16%	1.95%	1.97%	2.16%	1.95%
Since Inception	1.39%	1.77%	1.51%	1.99%	2.55%	2.17%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/28/14. The first day of secondary market trading was 5/29/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,002.90	$0.50	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2018 CORPORATE ETF

The iShares iBonds Dec 2018 Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2018, as represented by the Barclays December 2018 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended October 31, 2015, the total return for the Fund was 1.97%, net of fees, while the total return for the Index was 1.95%.

ALLOCATION BY SECTOR

As of 10/31/15

Sector	Percentage of Total Investments[1]

Financial	44.14%
Consumer Non-Cyclical	14.81
Energy	8.20
Communications	6.90
Technology	5.96
Industrial	5.89
Consumer Cyclical	5.74
Utilities	5.47
Basic Materials	2.75
Diversified	0.14

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating [2]	Percentage of Total Investments[1]

Aaa	1.58%
Aa	14.80
A	42.42
Baa	39.57
Ba	1.27
Not Rated	0.36

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2019 CORPORATE ETF

Performance as of October 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	1.14%	1.75%	1.23%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/10/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,003.70	$0.51	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2019 CORPORATE ETF

The iShares iBonds Dec 2019 Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2019, as represented by the Barclays December 2019 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from March 10, 2015 (inception date of the Fund) through October 31, 2015 (the “reporting period”), the total return for the Fund was 1.14%, net of fees, while the total return for the Index was 1.23%.

Corporate bonds produced mixed results for the reporting period. Looking at the broad bond market, longer-term bond yields declined during the period as a lack of inflation, a sharp decline in commodity prices, and disappointing growth in China helped support bond prices and lower yields. However, yields on shorter-term bonds increased during the reporting period, reflecting comparatively healthy U.S. economic growth and expectations that the Fed would raise short-term interest rates. As a result, the yield curve (a graphic representation of bond yields at different maturities) flattened, with longer-term securities outperforming shorter-term bonds.

Within the corporate bond market, record levels of new issuance driven by heavy merger activity, share buybacks, and dividend payments put downward pressure on corporate bond prices. While longer-term corporate bonds generally declined for the reporting period, shorter-term corporate securities posted positive returns due to their combination of attractive yields, investment-grade credit quality, and short remaining maturities. Comparatively healthy U.S. economic growth was another key support for credit-sensitive bonds.

ALLOCATION BY SECTOR

As of 10/31/15

Sector	Percentage of Total Investments[1]

Financial	39.64%
Consumer Non-Cyclical	14.66
Communications	10.84
Energy	10.14
Industrial	7.52
Utilities	5.35
Basic Materials	4.84
Technology	3.83
Consumer Cyclical	3.18

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating [2]	Percentage of Total Investments[1]

Aaa	1.34%
Aa	10.92
A	44.92
Baa	41.00
Ba	1.22
Not Rated	0.60

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2020 CORPORATE ETF

Performance as of October 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	2.47%	2.90%	2.56%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/2/14. The first day of secondary market trading was 12/4/14.
Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,000.40	$0.50	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2020 CORPORATE ETF

The iShares iBonds Dec 2020 Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2020, as represented by the Barclays December 2020 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the reporting period from December 2, 2014 (inception date of the Fund) through October 31, 2015, the total return for the Fund was 2.47%, net of fees, while the total return for the Index was 2.56%.

ALLOCATION BY SECTOR

As of 10/31/15

Sector	Percentage of Total Investments[1]

Financial	39.40%
Consumer Non-Cyclical	18.03
Communications	9.36
Energy	8.36
Technology	6.67
Consumer Cyclical	5.69
Industrial	4.92
Utilities	4.27
Basic Materials	2.97
Diversified	0.33

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating [2]	Percentage of Total Investments[1]

Aaa	1.35%
Aa	8.18
A	45.45
Baa	42.52
Ba	1.81
Not Rated	0.69

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2021 CORPORATE ETF

Performance as of October 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	0.46%	0.85%	0.67%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/10/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$994.10	$0.50	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2021 CORPORATE ETF

The iShares iBonds Dec 2021 Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2021, as represented by the Barclays December 2021 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from March 10, 2015 (inception date of the Fund) through October 31, 2015 (the “reporting period”), the total return for the Fund was 0.46%, net of fees, while the total return for the Index was 0.67%.

Corporate bonds produced mixed results for the reporting period. Looking at the broad bond market, longer-term bond yields declined during the period as a lack of inflation, a sharp decline in commodity prices, and disappointing growth in China helped support bond prices and lower yields. However, yields on shorter-term bonds increased during the reporting period, reflecting comparatively healthy U.S. economic growth and expectations that the Fed would raise short-term interest rates. As a result, the yield curve (a graphic representation of bond yields at different maturities) flattened, with longer-term securities outperforming shorter-term bonds.

Within the corporate bond market, record levels of new issuance driven by heavy merger activity, share buybacks, and dividend payments put downward pressure on corporate bond prices. While longer-term corporate bonds generally declined for the reporting period, shorter-term corporate securities posted positive returns due to their combination of attractive yields, investment-grade credit quality, and short remaining maturities. Comparatively healthy U.S. economic growth was another key support for credit-sensitive bonds.

ALLOCATION BY SECTOR

As of 10/31/15

Sector	Percentage of Total Investments[1]

Financial	31.80%
Consumer Non-Cyclical	14.17
Communications	12.58
Energy	9.80
Industrial	8.96
Technology	6.45
Consumer Cyclical	6.25
Basic Materials	5.69
Utilities	4.30

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating [2]	Percentage of Total Investments[1]

Aaa	0.95%
Aa	9.70
A	39.76
Baa	47.85
Ba	1.13
Not Rated	0.61

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2022 CORPORATE ETF

Performance as of October 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	0.30%	0.65%	0.30%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/10/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$994.20	$0.50	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2022 CORPORATE ETF

The iShares iBonds Dec 2022 Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2022, as represented by the Barclays December 2022 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from March 10, 2015 (inception date of the Fund) through October 31, 2015 (the “reporting period”), the total return for the Fund was 0.30%, net of fees, while the total return for the Index was 0.30%.

Corporate bonds produced mixed results for the reporting period. Looking at the broad bond market, longer-term bond yields declined during the period as a lack of inflation, a sharp decline in commodity prices, and disappointing growth in China helped support bond prices and lower yields. However, yields on shorter-term bonds increased during the reporting period, reflecting comparatively healthy U.S. economic growth and expectations that the Fed would raise short-term interest rates. As a result, the yield curve (a graphic representation of bond yields at different maturities) flattened, with longer-term securities outperforming shorter-term bonds.

Within the corporate bond market, record levels of new issuance driven by heavy merger activity, share buybacks, and dividend payments put downward pressure on corporate bond prices. While longer-term corporate bonds generally declined for the reporting period, shorter-term corporate securities posted positive returns due to their combination of attractive yields, investment-grade credit quality, and short remaining maturities. Comparatively healthy U.S. economic growth was another key support for credit-sensitive bonds.

ALLOCATION BY SECTOR

As of 10/31/15

Sector	Percentage of Total Investments[1]

Financial	23.67%
Consumer Non-Cyclical	19.37
Energy	12.06
Industrial	9.98
Communications	9.95
Technology	7.49
Consumer Cyclical	6.06
Basic Materials	5.93
Utilities	5.30
Diversified	0.19

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating [2]	Percentage of Total Investments[1]

Aaa	1.70%
Aa	11.01
A	35.96
Baa	48.62
Ba	2.33
Not Rated	0.38

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2023 CORPORATE ETF

Performance as of October 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	(0.01)%	0.30%	(0.19)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/11/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$992.60	$0.50	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2023 CORPORATE ETF

The iShares iBonds Dec 2023 Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2023, as represented by the Barclays December 2023 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from March 11, 2015 (inception date of the Fund) through October 31, 2015 (the “reporting period”), the total return for the Fund was -0.01%, net of fees, while the total return for the Index was -0.19%.

Corporate bonds produced mixed results for the reporting period. Looking at the broad bond market, longer-term bond yields declined during the period as a lack of inflation, a sharp decline in commodity prices, and disappointing growth in China helped support bond prices and lower yields. However, yields on shorter-term bonds increased during the reporting period, reflecting comparatively healthy U.S. economic growth and expectations that the Fed would raise short-term interest rates. As a result, the yield curve (a graphic representation of bond yields at different maturities) flattened, with longer-term securities outperforming shorter-term bonds.

Within the corporate bond market, record levels of new issuance driven by heavy merger activity, share buybacks, and dividend payments put downward pressure on corporate bond prices. While longer-term corporate bonds generally declined for the reporting period, shorter-term corporate securities posted positive returns due to their combination of attractive yields, investment-grade credit quality, and short remaining maturities. Comparatively healthy U.S. economic growth was another key support for credit-sensitive bonds.

ALLOCATION BY SECTOR

As of 10/31/15

Sector	Percentage of Total Investments[1]

Financial	28.53%
Consumer Non-Cyclical	16.01
Energy	12.52
Communications	8.66
Consumer Cyclical	8.39
Technology	7.23
Industrial	6.38
Basic Materials	5.96
Utilities	5.86
Diversified	0.46

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating [2]	Percentage of Total Investments[1]

Aaa	3.26%
Aa	12.66
A	34.13
Baa	48.06
Ba	1.89

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2024 CORPORATE ETF

Performance as of October 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	(0.58)%	(0.39)%	(0.46)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/11/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$988.20	$0.50	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2024 CORPORATE ETF

The iShares iBonds Dec 2024 Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2024, as represented by the Barclays December 2024 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from March 11, 2015 (inception date of the Fund) through October 31, 2015 (the “reporting period”), the total return for the Fund was -0.58%, net of fees, while the total return for the Index was -0.46%.

Corporate bonds produced mixed results for the reporting period. Looking at the broad bond market, longer-term bond yields declined during the period as a lack of inflation, a sharp decline in commodity prices, and disappointing growth in China helped support bond prices and lower yields. However, yields on shorter-term bonds increased during the reporting period, reflecting comparatively healthy U.S. economic growth and expectations that the Fed would raise short-term interest rates. As a result, the yield curve (a graphic representation of bond yields at different maturities) flattened, with longer-term securities outperforming shorter-term bonds.

Within the corporate bond market, record levels of new issuance driven by heavy merger activity, share buybacks, and dividend payments put downward pressure on corporate bond prices. While longer-term corporate bonds generally declined for the reporting period, shorter-term corporate securities posted positive returns due to their combination of attractive yields, investment-grade credit quality, and short remaining maturities. Comparatively healthy U.S. economic growth was another key support for credit-sensitive bonds.

ALLOCATION BY SECTOR

As of 10/31/15

Sector	Percentage of Total Investments[1]

Financial	37.22%
Consumer Non-Cyclical	14.41
Energy	10.82
Communications	9.10
Industrial	6.91
Consumer Cyclical	6.79
Utilities	5.84
Technology	4.55
Basic Materials	4.36

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating [2]	Percentage of Total Investments[1]

Aaa	0.48%
Aa	7.78
A	40.64
Baa	49.01
Ba	1.62
Not Rated	0.47

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2025 CORPORATE ETF

Performance as of October 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	(0.77)%	(0.41)%	(0.71)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/11/15. The first day of secondary market trading was 3/12/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 26 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$987.50	$0.50	$1,000.00	$1,024.70	$0.51	0.10%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 26 for more information.

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2025 CORPORATE ETF

The iShares iBonds Dec 2025 Corporate ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated, investment-grade corporate bonds maturing in 2025, as represented by the Barclays December 2025 Maturity Corporate Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from March 11, 2015 (inception date of the Fund) through October 31, 2015 (the “reporting period”), the total return for the Fund was -0.77%, net of fees, while the total return for the Index was -0.71%.

Corporate bonds produced mixed results for the reporting period. Looking at the broad bond market, longer-term bond yields declined during the period as a lack of inflation, a sharp decline in commodity prices, and disappointing growth in China helped support bond prices and lower yields. However, yields on shorter-term bonds increased during the reporting period, reflecting comparatively healthy U.S. economic growth and expectations that the Fed would raise short-term interest rates. As a result, the yield curve (a graphic representation of bond yields at different maturities) flattened, with longer-term securities outperforming shorter-term bonds.

Within the corporate bond market, record levels of new issuance driven by heavy merger activity, share buybacks, and dividend payments put downward pressure on corporate bond prices. While longer-term corporate bonds generally declined for the reporting period, shorter-term corporate securities posted positive returns due to their combination of attractive yields, investment-grade credit quality, and short remaining maturities. Comparatively healthy U.S. economic growth was another key support for credit-sensitive bonds.

ALLOCATION BY SECTOR

As of 10/31/15

Sector	Percentage of Total Investments[1]

Financial	33.61%
Consumer Non-Cyclical	20.37
Energy	8.51
Technology	8.48
Communications	8.28
Consumer Cyclical	6.96
Industrial	5.15
Utilities	4.87
Basic Materials	2.42
Diversified	1.35

TOTAL	100.00%

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

Moody’s Credit Rating [2]	Percentage of Total Investments[1]

Aaa	2.07%
Aa	6.01
A	36.26
Baa	49.92
Ba	4.11
Not Rated	1.63

TOTAL	100.00%

[1]	Excludes money market funds.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2015 and held through October 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® DEC 2016 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 97.31%

AEROSPACE & DEFENSE — 1.15%
Boeing Capital Corp.
2.13%, 08/15/16 (Call 07/15/16)	$200	$201,882
L-3 Communications Corp.
3.95%, 11/15/16	100	102,267
Lockheed Martin Corp.
2.13%, 09/15/16	125	126,268

		430,417
AGRICULTURE — 0.54%
Philip Morris International Inc.
2.50%, 05/16/16	200	202,069

		202,069
AUTO MANUFACTURERS — 1.28%
American Honda Finance Corp.
1.13%, 10/07/16	100	100,424
PACCAR Financial Corp.
0.75%, 05/16/16	50	50,050
Toyota Motor Credit Corp.
2.00%, 09/15/16	325	328,913

		479,387
AUTO PARTS & EQUIPMENT — 0.27%
Johnson Controls Inc.
2.60%, 12/01/16	100	101,406

		101,406
BANKS — 32.77%
Abbey National Treasury Services PLC/United Kingdom
4.00%, 04/27/16	100	101,601
Australia & New Zealand Banking Group Ltd./New York NY
0.90%, 02/12/16	250	250,417
Bank of America Corp.
1.35%, 11/21/16	200	199,919
3.63%, 03/17/16	600	606,548
5.63%, 10/14/16	50	52,168
6.50%, 08/01/16	125	130,084
Bank of Montreal
1.30%, 07/15/16	100	100,437
Bank of New York Mellon Corp. (The)
2.30%, 07/28/16	250	253,179

Security	Principal (000s)	Value
Bank of Nova Scotia (The)
0.95%, 03/15/16	$40	$40,072
1.38%, 07/15/16	400	401,998
Barclays Bank PLC
5.00%, 09/22/16	200	206,957
BB&T Corp.
3.20%, 03/15/16 (Call 02/16/16)	85	85,629
BNP Paribas SA
1.25%, 12/12/16	250	249,893
Branch Banking & Trust Co.
1.45%, 10/03/16 (Call 09/03/16)	345	346,905
Canadian Imperial Bank of Commerce/Canada
1.35%, 07/18/16	125	125,557
Capital One Financial Corp.
3.15%, 07/15/16	300	304,271
6.15%, 09/01/16	20	20,798
Citigroup Inc.
1.30%, 11/15/16	150	149,864
3.95%, 06/15/16	500	507,844
Deutsche Bank AG/London
3.25%, 01/11/16	300	301,526
Fifth Third Bancorp
3.63%, 01/25/16	325	327,168
Goldman Sachs Group Inc. (The)
3.63%, 02/07/16	1,100	1,108,522
Huntington National Bank (The)
1.30%, 11/20/16 (Call 10/20/16)	250	249,509
Intesa Sanpaolo SpA
3.13%, 01/15/16	200	200,852
JPMorgan Chase & Co.
2.60%, 01/15/16	25	25,107
3.15%, 07/05/16	400	405,114
3.45%, 03/01/16	800	807,477
Lloyds Bank PLC
4.88%, 01/21/16	100	100,909
Morgan Stanley
3.80%, 04/29/16[a]	400	406,072
5.75%, 10/18/16	100	104,556
MUFG Union Bank N.A.
1.50%, 09/26/16 (Call 08/26/16)	250	251,141
PNC Funding Corp.
2.70%, 09/19/16 (Call 08/19/16)[b]	475	481,925

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2016 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Royal Bank of Canada
2.30%, 07/20/16	$400	$404,693
2.88%, 04/19/16	25	25,273
Royal Bank of Scotland PLC (The)
4.38%, 03/16/16	150	151,898
State Street Corp.
2.88%, 03/07/16	150	151,049
SunTrust Banks Inc.
3.60%, 04/15/16 (Call 03/15/16)	200	202,059
Svenska Handelsbanken AB
3.13%, 07/12/16	250	254,315
Toronto-Dominion Bank (The)
1.50%, 09/09/16	25	25,190
2.38%, 10/19/16	350	355,507
2.50%, 07/14/16	100	101,328
U.S. Bancorp Series F
2.20%, 11/15/16 (Call 10/14/16)	300	303,582
UBS AG/Stamford CT Series 10
5.88%, 07/15/16	100	103,204
Wells Fargo & Co.
1.25%, 07/20/16	1,200	1,205,210
2.63%, 12/15/16	20	20,364
Westpac Banking Corp.
0.95%, 01/12/16	100	100,124

		12,307,815
BEVERAGES — 3.59%
Anheuser-Busch InBev Finance Inc.
0.80%, 01/15/16	200	200,072
Beam Suntory Inc.
5.38%, 01/15/16	100	100,842
Coca-Cola Co. (The)
1.80%, 09/01/16	325	328,522
Diageo Capital PLC
0.63%, 04/29/16[a]	200	200,054
5.50%, 09/30/16	100	104,125
Dr Pepper Snapple Group Inc.
2.90%, 01/15/16	100	100,421
PepsiCo Inc.
0.70%, 02/26/16	10	10,006
2.50%, 05/10/16	300	303,091

		1,347,133

Security	Principal (000s)	Value
BIOTECHNOLOGY — 0.69%
Amgen Inc.
2.30%, 06/15/16	$150	$151,373
2.50%, 11/15/16	5	5,066
Gilead Sciences Inc.
3.05%, 12/01/16	100	102,325

		258,764
BUILDING MATERIALS — 0.55%
Lafarge SA
6.50%, 07/15/16	200	206,842

		206,842
CHEMICALS — 1.63%
Dow Chemical Co. (The)
2.50%, 02/15/16	100	100,421
Ecolab Inc.
3.00%, 12/08/16	200	203,846
EI du Pont de Nemours & Co.
5.25%, 12/15/16	128	133,924
Monsanto Co.
2.75%, 04/15/16	25	25,212
Praxair Inc.
0.75%, 02/21/16	150	150,122

		613,525
COMMERCIAL SERVICES — 0.42%
Western Union Co. (The)
5.93%, 10/01/16	150	156,182

		156,182
COMPUTERS — 2.94%
Apple Inc.
0.45%, 05/03/16[a]	300	300,115
International Business Machines Corp.
0.45%, 05/06/16[a]	100	99,995
1.95%, 07/22/16	300	303,041
2.00%, 01/05/16	400	401,172

		1,104,323
COSMETICS & PERSONAL CARE — 0.67%
Procter & Gamble Co. (The)
0.75%, 11/04/16	100	99,961
1.45%, 08/15/16[a]	150	151,053

		251,014

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2016 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
DIVERSIFIED FINANCIAL SERVICES — 9.33%
American Express Credit Corp.
2.80%, 09/19/16	$475	$483,597
Countrywide Financial Corp.
6.25%, 05/15/16	200	205,335
Credit Suisse USA Inc.
5.38%, 03/02/16	150	152,254
Ford Motor Credit Co. LLC
3.98%, 06/15/16	100	101,543
4.21%, 04/15/16	500	506,755
8.00%, 12/15/16	200	213,968
General Electric Capital Corp.
2.95%, 05/09/16	700	708,623
3.35%, 10/17/16	215	220,514
5.38%, 10/20/16	100	104,520
General Motors Financial Co. Inc.
2.75%, 05/15/16[a]	175	176,146
HSBC Finance Corp.
5.50%, 01/19/16	200	201,997
International Lease Finance Corp.
6.75%, 09/01/16[c]	100	103,792
Jefferies Group LLC
5.50%, 03/15/16	25	25,372
Nomura Holdings Inc.
2.00%, 09/13/16	200	201,193
4.13%, 01/19/16	100	100,668

		3,506,277
ELECTRIC — 3.50%
Dayton Power & Light Co. (The)
1.88%, 09/15/16	70	70,200
Dominion Gas Holdings LLC
1.05%, 11/01/16	200	199,726
Dominion Resources Inc./VA
1.95%, 08/15/16	100	100,587
DTE Energy Co.
6.35%, 06/01/16[a]	100	103,057
Duke Energy Corp.
2.15%, 11/15/16	250	252,604
Ohio Power Co.
6.00%, 06/01/16	50	51,428
Progress Energy Inc.
5.63%, 01/15/16	30	30,274

Security	Principal (000s)	Value
PSEG Power LLC
5.32%, 09/15/16	$50	$51,701
Sierra Pacific Power Co. Series M
6.00%, 05/15/16	100	102,784
Southern Co. (The)
1.95%, 09/01/16	150	151,088
TECO Finance Inc.
4.00%, 03/15/16	100	101,097
Xcel Energy Inc.
0.75%, 05/09/16	100	99,974

		1,314,520
ELECTRONICS — 0.54%
Thermo Fisher Scientific Inc.
3.20%, 03/01/16	200	201,455

		201,455
ENVIRONMENTAL CONTROL — 0.34%
Waste Management Inc.
2.60%, 09/01/16	125	126,585

		126,585
FOOD — 1.81%
ConAgra Foods Inc.
1.30%, 01/25/16	100	100,156
Hershey Co. (The)
5.45%, 09/01/16	25	25,958
Kellogg Co.
1.88%, 11/17/16	150	150,988
Kroger Co. (The)
1.20%, 10/17/16	100	100,154
Mondelez International Inc.
4.13%, 02/09/16	200	201,719
Unilever Capital Corp.
2.75%, 02/10/16	100	100,644

		679,619
GAS — 0.41%
Sempra Energy
6.50%, 06/01/16	150	154,692

		154,692
HEALTH CARE – PRODUCTS — 1.42%
Baxter International Inc.
0.95%, 06/01/16	155	154,947
Becton Dickinson and Co.
1.75%, 11/08/16	100	100,415

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2016 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
St. Jude Medical Inc.
2.50%, 01/15/16[a]	$125	$125,412
Stryker Corp.
2.00%, 09/30/16	150	151,704

		532,478
HEALTH CARE – SERVICES — 1.01%
UnitedHealth Group Inc.
5.38%, 03/15/16	275	279,787
Ventas Realty LP
1.55%, 09/26/16	100	100,433

		380,220
INSURANCE — 2.37%
Aon Corp.
3.13%, 05/27/16	100	101,244
Berkshire Hathaway Finance Corp.
0.95%, 08/15/16	300	300,882
MetLife Inc.
6.75%, 06/01/16	275	284,624
Prudential Financial Inc.
3.00%, 05/12/16	100	101,131
Travelers Companies Inc. (The)
6.25%, 06/20/16	100	103,518

		891,399
INTERNET — 0.27%
Google Inc.
2.13%, 05/19/16[a]	100	100,973

		100,973
MACHINERY — 2.82%
Caterpillar Financial Services Corp.
0.70%, 02/26/16[a]	100	100,148
1.00%, 11/25/16	25	25,030
1.35%, 09/06/16	50	50,306
2.05%, 08/01/16	350	353,521
Caterpillar Inc.
5.70%, 08/15/16	25	25,970
John Deere Capital Corp.
0.75%, 01/22/16	200	200,175
1.05%, 12/15/16	100	100,146
1.85%, 09/15/16	50	50,555
2.25%, 06/07/16	50	50,520
Xylem Inc./NY
3.55%, 09/20/16	100	101,788

		1,058,159

Security	Principal (000s)	Value
MANUFACTURING — 0.74%
3M Co.
1.38%, 09/29/16	$175	$176,284
Eaton Electric Holdings LLC
2.38%, 01/15/16	100	100,307

		276,591
MEDIA — 2.27%
Comcast Corp.
4.95%, 06/15/16	10	10,264
NBCUniversal Media LLC
2.88%, 04/01/16	250	252,430
Scripps Networks Interactive Inc.
2.70%, 12/15/16	100	101,230
Viacom Inc.
2.50%, 12/15/16	200	202,130
6.25%, 04/30/16	10	10,248
Walt Disney Co. (The)
1.35%, 08/16/16	250	251,639
5.63%, 09/15/16	25	26,059

		854,000
MINING — 0.93%
BHP Billiton Finance USA Ltd.
1.88%, 11/21/16	100	100,770
Rio Tinto Finance USA PLC
1.38%, 06/17/16	250	250,413

		351,183
OFFICE & BUSINESS EQUIPMENT — 0.28%
Pitney Bowes Inc.
4.75%, 01/15/16	5	5,042
Xerox Corp.
6.40%, 03/15/16	100	101,785

		106,827
OIL & GAS — 4.49%
Anadarko Petroleum Corp.
5.95%, 09/15/16	260	269,565
BP Capital Markets PLC
3.20%, 03/11/16	350	353,424
Chevron Corp.
0.89%, 06/24/16[a]	100	100,291
ConocoPhillips Canada Funding Co. I
5.63%, 10/15/16	150	156,671
Marathon Petroleum Corp.
3.50%, 03/01/16	100	100,840

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2016 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Occidental Petroleum Corp.
2.50%, 02/01/16	$275	$276,373
4.13%, 06/01/16	15	15,311
Shell International Finance BV
0.90%, 11/15/16	150	150,018
Total Capital International SA
1.00%, 08/12/16	200	200,662
Total Capital SA
2.30%, 03/15/16	65	65,456

		1,688,611
OIL & GAS SERVICES — 0.40%
Halliburton Co.
1.00%, 08/01/16	50	50,018
Weatherford International Ltd./Bermuda
5.50%, 02/15/16	100	100,000

		150,018
PHARMACEUTICALS — 4.56%
Allergan Inc./U.S.
5.75%, 04/01/16[a]	100	101,913
Express Scripts Holding Co.
3.13%, 05/15/16	250	252,924
GlaxoSmithKline Capital Inc.
0.70%, 03/18/16	200	200,268
Johnson & Johnson
0.70%, 11/28/16	150	150,019
McKesson Corp.
3.25%, 03/01/16	100	100,758
Merck & Co. Inc.
0.70%, 05/18/16	200	200,340
Mylan Inc.
1.35%, 11/29/16	100	99,217
Sanofi
2.63%, 03/29/16	400	403,594
Teva Pharmaceutical Finance Co. BV
2.40%, 11/10/16	100	100,924
Wyeth LLC
5.50%, 02/15/16	100	101,435

		1,711,392
PIPELINES — 1.33%
Enterprise Products Operating LLC
3.20%, 02/01/16	150	150,688

Security	Principal (000s)	Value
ONEOK Partners LP
3.25%, 02/01/16 (Call 01/01/16)	$150	$150,387
TransCanada PipeLines Ltd.
0.75%, 01/15/16	200	199,982

		501,057
REAL ESTATE INVESTMENT TRUSTS — 1.23%
AvalonBay Communities Inc.
5.75%, 09/15/16[a]	100	103,891
ERP Operating LP
5.38%, 08/01/16	100	103,104
HCP Inc.
3.75%, 02/01/16	150	150,894
Kimco Realty Corp.
5.78%, 03/15/16	50	50,794
Liberty Property LP
5.50%, 12/15/16	50	52,052

		460,735
RETAIL — 3.09%
CVS Health Corp.
1.20%, 12/05/16	200	200,133
Home Depot Inc. (The)
5.40%, 03/01/16	400	406,629
Lowe’s Companies Inc.
2.13%, 04/15/16 (Call 03/15/16)	225	226,293
Target Corp.
5.88%, 07/15/16	100	103,723
Wal-Mart Stores Inc.
0.60%, 04/11/16	200	200,220
2.80%, 04/15/16	25	25,267

		1,162,265
SEMICONDUCTORS — 1.08%
Intel Corp.
1.95%, 10/01/16	300	303,590
Texas Instruments Inc.
2.38%, 05/16/16	100	101,011

		404,601
SOFTWARE — 0.67%
Oracle Corp.
5.25%, 01/15/16	250	252,413

		252,413
TELECOMMUNICATIONS — 5.52%
America Movil SAB de CV
2.38%, 09/08/16	200	201,773

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2016 CORPORATE ETF

October 31, 2015

Security	Principal or Shares (000s)	Value
AT&T Inc.
2.40%, 08/15/16	$325	$328,696
2.95%, 05/15/16	200	202,052
Cisco Systems Inc.
5.50%, 02/22/16	400	406,273
Deutsche Telekom International Finance BV
5.75%, 03/23/16	150	152,753
Telefonica Emisiones SAU
3.99%, 02/16/16	225	226,859
Verizon Communications Inc.
2.00%, 11/01/16	550	554,424

		2,072,830
TRANSPORTATION — 0.40%
Canadian National Railway Co.
1.45%, 12/15/16 (Call 11/15/16)	50	50,238
Norfolk Southern Corp.
5.75%, 01/15/16	100	100,946

		151,184

TOTAL CORPORATE BONDS & NOTES
(Cost: $36,558,634)		36,548,961

SHORT-TERM INVESTMENTS — 6.53%

MONEY MARKET FUNDS — 6.53%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[b,d,e]	1,312	1,312,342
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[b,d,e]	68	67,906
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[b,d]	1,073	1,073,200

		2,453,448

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,453,448)		2,453,448

TOTAL INVESTMENTS IN SECURITIES — 103.84%
(Cost: $39,012,082)		39,002,409
Other Assets, Less Liabilities — (3.84)%		(1,440,801)

NET ASSETS — 100.00%		$37,561,608

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® DEC 2017 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 97.20%

AEROSPACE & DEFENSE — 1.14%
General Dynamics Corp.
1.00%, 11/15/17	$60	$59,809
United Technologies Corp.
1.80%, 06/01/17	150	151,552

		211,361
AGRICULTURE — 1.00%
Philip Morris International Inc.
1.13%, 08/21/17	35	34,992
1.25%, 11/09/17	100	99,824
Reynolds American Inc.
2.30%, 08/21/17[a]	50	50,720

		185,536
AUTO MANUFACTURERS — 1.75%
American Honda Finance Corp.
0.95%, 05/05/17	100	99,689
General Motors Financial Co. Inc.
3.00%, 09/25/17	50	50,378
4.75%, 08/15/17	25	25,960
Toyota Motor Credit Corp.
1.25%, 10/05/17	150	150,033

		326,060
BANKS — 33.17%
Abbey National Treasury Services PLC/London
1.38%, 03/13/17	100	99,847
Australia & New Zealand Banking Group Ltd./New York NY
1.25%, 06/13/17	100	99,541
Bank of America Corp.
1.70%, 08/25/17	375	375,744
5.42%, 03/15/17	100	104,969
5.75%, 12/01/17	125	134,893
Bank of Montreal
1.30%, 07/14/17 (Call 06/14/17)	150	149,651
1.40%, 09/11/17	25	24,937
Bank of Nova Scotia (The)
1.25%, 04/11/17	200	199,605
BB&T Corp.
1.60%, 08/15/17 (Call 07/14/17)	173	173,614
2.15%, 03/22/17 (Call 02/22/17)	10	10,118

Security	Principal (000s)	Value
BNP Paribas SA
1.38%, 03/17/17	$200	$199,284
Citigroup Inc.
1.85%, 11/24/17	400	400,657
4.45%, 01/10/17[b]	100	103,544
6.13%, 11/21/17	100	108,649
Commonwealth Bank of Australia/New York NY
1.13%, 03/13/17	250	249,954
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands
3.38%, 01/19/17	100	102,326
Deutsche Bank AG/London
1.40%, 02/13/17	250	249,087
Goldman Sachs Group Inc. (The)
5.63%, 01/15/17	210	219,560
6.25%, 09/01/17	75	81,148
HSBC USA Inc.
1.50%, 11/13/17	100	99,526
JPMorgan Chase & Co.
1.35%, 02/15/17	150	149,830
2.00%, 08/15/17	50	50,405
JPMorgan Chase Bank N.A.
6.00%, 10/01/17	300	323,993
Lloyds Bank PLC
4.20%, 03/28/17	50	51,811
Morgan Stanley
4.75%, 03/22/17	425	443,716
6.25%, 08/28/17	100	108,105
Royal Bank of Canada
1.20%, 01/23/17	50	50,086
1.40%, 10/13/17	150	149,602
Royal Bank of Scotland Group PLC
1.88%, 03/31/17	100	99,773
SunTrust Banks Inc.
3.50%, 01/20/17 (Call 12/20/16)	100	102,257
Toronto-Dominion Bank (The)
1.13%, 05/02/17	200	199,367
U.S. Bancorp
1.65%, 05/15/17 (Call 04/15/17)	225	226,820
UBS AG/Stamford CT
5.88%, 12/20/17	200	216,611
Wachovia Corp.
5.75%, 06/15/17	150	160,707

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2017 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Wells Fargo & Co.
1.15%, 06/02/17	$100	$99,987
1.40%, 09/08/17	263	263,390
5.63%, 12/11/17	75	81,341
Westpac Banking Corp.
1.20%, 05/19/17	100	99,560
2.00%, 08/14/17	100	101,074

		6,165,089
BEVERAGES — 3.09%
Anheuser-Busch InBev Worldwide Inc.
1.38%, 07/15/17	325	323,835
Diageo Capital PLC
1.50%, 05/11/17	150	150,592
PepsiCo Inc.
1.25%, 08/13/17	100	100,461

		574,888
BIOTECHNOLOGY — 0.81%
Amgen Inc.
1.25%, 05/22/17	150	149,911

		149,911
CHEMICALS — 0.99%
Eastman Chemical Co.
2.40%, 06/01/17	50	50,475
Praxair Inc.
5.20%, 03/15/17	25	26,354
Rohm & Haas Co.
6.00%, 09/15/17	100	107,622

		184,451
COMPUTERS — 2.24%
Apple Inc.
0.90%, 05/12/17	100	100,139
1.05%, 05/05/17	100	100,317
International Business Machines Corp.
5.70%, 09/14/17	200	216,708

		417,164
DIVERSIFIED FINANCIAL SERVICES — 6.93%
American Express Co.
6.15%, 08/28/17	15	16,197
American Express Credit Corp.
1.13%, 06/05/17	250	248,886
1.55%, 09/22/17	100	100,114
2.38%, 03/24/17	12	12,163

Security	Principal (000s)	Value
Ford Motor Credit Co. LLC
1.72%, 12/06/17	$200	$198,105
3.00%, 06/12/17	200	203,036
General Electric Capital Corp.
1.25%, 05/15/17 (Call 04/13/17)	250	250,580
2.30%, 04/27/17	25	25,446
5.63%, 09/15/17	100	107,995
National Rural Utilities Cooperative Finance Corp.
0.95%, 04/24/17	25	24,931
NYSE Holdings LLC
2.00%, 10/05/17	100	101,064

		1,288,517
ELECTRIC — 3.70%
American Electric Power Co. Inc.
1.65%, 12/15/17 (Call 11/15/17)	150	149,569
Berkshire Hathaway Energy Co.
1.10%, 05/15/17	50	49,758
Commonwealth Edison Co.
6.15%, 09/15/17	50	54,190
Duke Energy Corp.
1.63%, 08/15/17	200	200,903
Exelon Generation Co. LLC
6.20%, 10/01/17	25	26,896
NextEra Energy Capital Holdings Inc.
2.06%, 09/01/17	25	25,120
Southern Co. (The)
1.30%, 08/15/17	100	99,283
TECO Finance Inc.
6.57%, 11/01/17	25	27,277
Virginia Electric & Power Co.
5.95%, 09/15/17	50	54,200

		687,196
ELECTRONICS — 0.06%
Honeywell International Inc.
5.30%, 03/15/17	10	10,579

		10,579
FOOD — 1.50%
General Mills Inc.
5.70%, 02/15/17	50	52,677
Kellogg Co.
1.75%, 05/17/17	50	50,199

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2017 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Kraft Heinz Foods Co.
1.60%, 06/30/17[a]	$75	$75,137
Kroger Co. (The)
2.20%, 01/15/17	100	101,146

		279,159
HEALTH CARE – PRODUCTS — 1.10%
Becton Dickinson and Co.
1.80%, 12/15/17	150	150,628
Covidien International Finance SA
6.00%, 10/15/17	50	54,433

		205,061
HEALTH CARE – SERVICES — 1.82%
Aetna Inc.
1.50%, 11/15/17 (Call 10/15/17)	100	99,723
Anthem Inc.
2.38%, 02/15/17	50	50,531
5.88%, 06/15/17	25	26,647
UnitedHealth Group Inc.
1.40%, 10/15/17	10	10,012
1.45%, 07/17/17	150	150,662

		337,575
HOUSEHOLD PRODUCTS & WARES — 0.78%
Kimberly-Clark Corp.
6.13%, 08/01/17	133	144,165

		144,165
INSURANCE — 1.62%
Berkshire Hathaway Finance Corp.
1.60%, 05/15/17	150	151,398
MetLife Inc.
1.76%, 12/15/17	45	45,188
1.90%, 12/15/17	50	50,310
Prudential Financial Inc. Series D
6.00%, 12/01/17	50	54,394

		301,290
INTERNET — 1.34%
Amazon.com Inc.
1.20%, 11/29/17	100	99,983
eBay Inc.
1.35%, 07/15/17	150	149,024

		249,007

Security	Principal (000s)	Value
IRON & STEEL — 0.28%
Vale Overseas Ltd.
6.25%, 01/23/17	$50	$51,125

		51,125
LEISURE TIME — 0.13%
Carnival Corp.
1.88%, 12/15/17	25	24,905

		24,905
MACHINERY — 2.53%
Caterpillar Financial Services Corp.
1.25%, 08/18/17	150	150,057
1.63%, 06/01/17	100	100,761
John Deere Capital Corp.
1.20%, 10/10/17	100	99,926
1.40%, 03/15/17	45	45,160
2.80%, 09/18/17	25	25,733
5.50%, 04/13/17	45	47,747

		469,384
MANUFACTURING — 2.15%
3M Co.
1.00%, 06/26/17	50	50,132
Eaton Corp.
1.50%, 11/02/17	75	75,017
General Electric Co.
5.25%, 12/06/17	123	132,783
Illinois Tool Works Inc.
0.90%, 02/25/17	60	59,814
Tyco Electronics Group SA
6.55%, 10/01/17	75	81,951

		399,697
MEDIA — 2.98%
Comcast Corp.
6.30%, 11/15/17	125	137,166
Time Warner Cable Inc.
5.85%, 05/01/17	100	105,603
Viacom Inc.
6.13%, 10/05/17	100	107,291
Walt Disney Co. (The)
1.10%, 12/01/17	150	149,882
Series C
6.00%, 07/17/17	50	54,196

		554,138

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2017 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
MINING — 1.62%
BHP Billiton Finance USA Ltd.
1.63%, 02/24/17	$225	$225,690
Rio Tinto Finance USA PLC
1.63%, 08/21/17 (Call 07/21/17)	75	74,650

		300,340
OFFICE & BUSINESS EQUIPMENT — 0.40%
Pitney Bowes Inc.
5.75%, 09/15/17	22	23,429
Xerox Corp.
2.95%, 03/15/17	50	50,613

		74,042
OIL & GAS — 6.13%
Anadarko Petroleum Corp.
6.38%, 09/15/17	100	107,444
BP Capital Markets PLC
1.85%, 05/05/17	100	100,832
Canadian Natural Resources Ltd.
5.70%, 05/15/17	50	52,526
Chevron Corp.
1.10%, 12/05/17 (Call 11/05/17)	150	149,893
ConocoPhillips Co.
1.05%, 12/15/17 (Call 11/15/17)	50	49,647
Exxon Mobil Corp.
0.92%, 03/15/17	100	100,112
Occidental Petroleum Corp.
1.75%, 02/15/17[b]	150	150,977
Phillips 66
2.95%, 05/01/17	50	51,080
Rowan Companies Inc.
5.00%, 09/01/17	20	19,900
Shell International Finance BV
1.13%, 08/21/17[b]	100	99,887
Total Capital International SA
1.55%, 06/28/17	150	151,011
Valero Energy Corp.
6.13%, 06/15/17	100	106,735

		1,140,044
OIL & GAS SERVICES — 0.53%
FMC Technologies Inc.
2.00%, 10/01/17	25	24,935
National Oilwell Varco Inc.
1.35%, 12/01/17	50	49,503

Security	Principal (000s)	Value
Weatherford International LLC
6.35%, 06/15/17	$25	$24,500

		98,938
PHARMACEUTICALS — 4.24%
AbbVie Inc.
1.75%, 11/06/17	175	175,385
Actavis Funding SCS
1.30%, 06/15/17	100	99,222
1.85%, 03/01/17	25	25,030
AstraZeneca PLC
5.90%, 09/15/17	75	81,376
Express Scripts Holding Co.
2.65%, 02/15/17	100	101,412
GlaxoSmithKline Capital PLC
1.50%, 05/08/17	75	75,498
Johnson & Johnson
5.55%, 08/15/17	75	81,162
McKesson Corp.
1.29%, 03/10/17	50	49,835
Pfizer Inc.
1.10%, 05/15/17[b]	100	99,942

		788,862
PIPELINES — 1.12%
Kinder Morgan Energy Partners LP
6.00%, 02/01/17	200	208,330

		208,330
REAL ESTATE INVESTMENT TRUSTS — 2.21%
Brandywine Operating Partnership LP
5.70%, 05/01/17	100	105,154
ERP Operating LP
5.75%, 06/15/17	50	53,277
Simon Property Group LP
2.80%, 01/30/17 (Call 10/30/16)	150	152,390
Ventas Realty LP
1.25%, 04/17/17	100	99,513

		410,334
RETAIL — 2.31%
Costco Wholesale Corp.
1.13%, 12/15/17	100	99,763
CVS Health Corp.
5.75%, 06/01/17	75	80,104
Wal-Mart Stores Inc.
1.00%, 04/21/17	150	150,288

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2017 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Walgreens Boots Alliance Inc.
1.75%, 11/17/17	$100	$99,923

		430,078
SEMICONDUCTORS — 1.24%
Altera Corp.
1.75%, 05/15/17	25	25,099
Intel Corp.
1.35%, 12/15/17	150	150,349
National Semiconductor Corp.
6.60%, 06/15/17	50	54,080

		229,528
SOFTWARE — 1.08%
Microsoft Corp.
0.88%, 11/15/17	100	99,872
Oracle Corp.
1.20%, 10/15/17	100	100,235

		200,107
TELECOMMUNICATIONS — 3.67%
AT&T Inc.
1.40%, 12/01/17	150	149,423
Cisco Systems Inc.
1.10%, 03/03/17	150	150,421
Nippon Telegraph & Telephone Corp.
1.40%, 07/18/17	10	9,968
Telefonica Emisiones SAU
6.22%, 07/03/17	60	64,360
Verizon Communications Inc.
1.35%, 06/09/17	150	150,027
Vodafone Group PLC
5.63%, 02/27/17	150	157,888

		682,087
TRANSPORTATION — 1.27%
Burlington Northern Santa Fe LLC
5.65%, 05/01/17	100	106,428
CSX Corp.
5.60%, 05/01/17	28	29,723
Ryder System Inc.
2.50%, 03/01/17 (Call 02/01/17)	25	25,219
United Parcel Service Inc.
1.13%, 10/01/17	75	75,265

		236,635

Security	Principal or Shares (000s)	Value
TRUCKING & LEASING — 0.27%
GATX Corp.
1.25%, 03/04/17	$50	$49,579

		49,579

TOTAL CORPORATE BONDS & NOTES
(Cost: $18,098,104)		18,065,162

SHORT-TERM INVESTMENTS — 4.05%

MONEY MARKET FUNDS — 4.05%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[c,d,e]	340	339,605
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[c,d,e]	30	29,750
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d]	383	383,442

		752,797

TOTAL SHORT-TERM INVESTMENTS
(Cost: $752,797)		752,797

TOTAL INVESTMENTS IN SECURITIES — 101.25%
(Cost: $18,850,901)		18,817,959
Other Assets, Less Liabilities — (1.25)%		(232,914)

NET ASSETS — 100.00%		$18,585,045

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments

iSHARES® iBONDS® DEC 2018 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.02%

AEROSPACE & DEFENSE — 0.71%
Northrop Grumman Corp.
1.75%, 06/01/18	$175	$174,601
United Technologies Corp.
1.78%, 05/04/18[a]	200	198,917

		373,518
AGRICULTURE — 1.10%
Altria Group Inc.
9.70%, 11/10/18	100	121,699
Philip Morris International Inc.
5.65%, 05/16/18	275	303,061
Reynolds American Inc.
2.30%, 06/12/18[b]	150	151,750

		576,510
AUTO MANUFACTURERS — 2.68%
American Honda Finance Corp.
1.50%, 03/13/18	100	99,675
2.13%, 10/10/18	200	201,621
General Motors Co.
3.50%, 10/02/18	250	253,882
General Motors Financial Co. Inc.
3.25%, 05/15/18	100	100,996
PACCAR Financial Corp.
1.40%, 05/18/18	100	99,526
Toyota Motor Credit Corp.
1.45%, 01/12/18	400	400,512
1.55%, 07/13/18	50	50,012
2.00%, 10/24/18	200	201,792

		1,408,016
BANKS — 33.89%
Abbey National Treasury Services PLC/United Kingdom
3.05%, 08/23/18	175	180,527
American Express Credit Corp.
1.80%, 07/31/18 (Call 06/30/18)	200	200,308
Australia & New Zealand Banking Group Ltd./New York NY
1.50%, 01/16/18	250	249,780
Bank of America Corp.
5.65%, 05/01/18	100	108,703
6.88%, 04/25/18	1,025	1,144,396

Security	Principal (000s)	Value
Series L
1.95%, 05/12/18	$300	$300,217
Bank of Montreal
1.40%, 04/10/18	80	79,446
1.45%, 04/09/18 (Call 03/09/18)	200	198,618
1.80%, 07/31/18	50	49,946
Bank of New York Mellon Corp. (The)
1.30%, 01/25/18 (Call 12/25/17)[b]	200	199,078
Bank of Nova Scotia (The)
1.45%, 04/25/18[b]	10	9,954
1.70%, 06/11/18 (Call 05/11/18)	50	49,885
2.05%, 10/30/18	300	301,389
Barclays PLC
2.00%, 03/16/18	200	199,812
BB&T Corp.
2.05%, 06/19/18 (Call 05/15/18)	150	151,148
BNP Paribas SA
2.40%, 12/12/18	250	252,696
BPCE SA
1.63%, 01/26/18	250	248,009
Capital One N.A./Mclean VA
1.65%, 02/05/18 (Call 01/05/18)	250	247,851
2.35%, 08/17/18 (Call 07/17/18)	250	251,043
Citigroup Inc.
1.70%, 04/27/18	400	397,674
1.75%, 05/01/18	300	298,395
2.15%, 07/30/18	100	100,290
2.50%, 09/26/18	600	606,711
6.13%, 05/15/18	65	71,451
Commonwealth Bank of Australia/New York NY
2.50%, 09/20/18	250	254,258
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/NY
1.70%, 03/19/18	250	249,764
Credit Suisse/New York NY
1.70%, 04/27/18	250	248,245
1.75%, 01/29/18	500	498,459
6.00%, 02/15/18	100	107,989
Deutsche Bank AG/London
1.88%, 02/13/18	200	199,263
Fifth Third Bancorp
4.50%, 06/01/18	100	106,027

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Fifth Third Bank/Cincinnati OH
2.15%, 08/20/18 (Call 07/20/18)	$200	$201,263
Goldman Sachs Group Inc. (The)
2.90%, 07/19/18	500	512,228
5.95%, 01/18/18	50	54,379
6.15%, 04/01/18	800	878,119
HSBC USA Inc.
2.00%, 08/07/18	100	100,159
2.63%, 09/24/18	300	305,331
Huntington National Bank (The)
2.00%, 06/30/18	250	250,059
Intesa Sanpaolo SpA
3.88%, 01/16/18	200	206,126
JPMorgan Chase & Co.
1.63%, 05/15/18	415	412,689
6.00%, 01/15/18	480	523,272
Series H
1.70%, 03/01/18 (Call 02/01/18)	650	649,421
KeyBank N.A./Cleveland OH
1.65%, 02/01/18	250	249,501
Lloyds Bank PLC
1.75%, 05/14/18	450	448,995
Morgan Stanley
1.88%, 01/05/18	50	50,089
2.13%, 04/25/18	500	502,832
2.20%, 12/07/18	100	100,267
6.63%, 04/01/18	300	332,866
National Australia Bank Ltd./New York
1.88%, 07/23/18	250	249,895
PNC Bank N.A.
1.50%, 02/23/18 (Call 01/24/18)[c]	500	499,427
Regions Financial Corp.
2.00%, 05/15/18 (Call 04/15/18)	150	149,482
Royal Bank of Canada
1.80%, 07/30/18	250	250,061
2.20%, 07/27/18	300	302,865
Santander Bank N.A.
2.00%, 01/12/18 (Call 12/12/17)	250	248,981
State Street Corp.
1.35%, 05/15/18	150	149,106
Sumitomo Mitsui Banking Corp.
1.95%, 07/23/18	250	249,400
SunTrust Banks Inc.
2.35%, 11/01/18 (Call 10/01/18)	100	100,590

Security	Principal (000s)	Value
Toronto-Dominion Bank (The)
1.40%, 04/30/18	$25	$24,793
1.63%, 03/13/18	100	99,848
1.75%, 07/23/18	150	149,639
2.63%, 09/10/18	325	332,065
U.S. Bancorp
1.95%, 11/15/18 (Call 10/15/18)	100	100,890
U.S. Bank N.A./Cincinnati OH
1.35%, 01/26/18 (Call 12/26/17)	250	249,777
UBS AG/Stamford CT
5.75%, 04/25/18	400	436,973
Wachovia Corp.
5.75%, 02/01/18	10	10,916
Wells Fargo & Co.
1.50%, 01/16/18	582	582,117
Westpac Banking Corp.
1.60%, 01/12/18	200	198,967
2.25%, 07/30/18	100	100,689

		17,825,409
BEVERAGES — 2.67%
Anheuser-Busch InBev Finance Inc.
1.25%, 01/17/18	175	172,770
Coca-Cola Co. (The)
1.15%, 04/01/18	100	99,975
1.65%, 11/01/18	250	252,268
Coca-Cola FEMSA SAB de CV
2.38%, 11/26/18	150	150,728
Diageo Capital PLC
1.13%, 04/29/18	100	98,504
Dr. Pepper Snapple Group Inc.
6.82%, 05/01/18	100	112,113
PepsiCo Inc.
1.25%, 04/30/18	200	199,900
5.00%, 06/01/18	25	27,248
7.90%, 11/01/18	245	289,083

		1,402,589
BIOTECHNOLOGY — 1.04%
Amgen Inc.
6.15%, 06/01/18	100	110,688
Biogen Inc.
6.88%, 03/01/18	100	111,201
Celgene Corp.
2.13%, 08/15/18	225	226,669

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Gilead Sciences Inc.
1.85%, 09/04/18	$100	$100,718

		549,276
BUILDING MATERIALS — 0.22%
CRH America Inc.
8.13%, 07/15/18	100	115,359

		115,359
CHEMICALS — 1.15%
CF Industries Inc.
6.88%, 05/01/18	100	110,564
Dow Chemical Co. (The)
5.70%, 05/15/18	50	54,310
Ecolab Inc.
1.55%, 01/12/18	150	149,546
EI du Pont de Nemours & Co.
6.00%, 07/15/18	100	110,646
Monsanto Co.
5.13%, 04/15/18	100	107,350
Praxair Inc.
1.25%, 11/07/18	75	74,033

		606,449
COMMERCIAL SERVICES — 0.24%
Total System Services Inc.
2.38%, 06/01/18	50	49,893
Western Union Co. (The)
3.65%, 08/22/18	75	77,446

		127,339
COMPUTERS — 3.85%
Apple Inc.
1.00%, 05/03/18	475	474,058
Computer Sciences Corp.
6.50%, 03/15/18	100	109,056
EMC Corp./MA
1.88%, 06/01/18	275	261,824
Hewlett Packard Enterprise Co.
2.85%, 10/05/18[d]	250	250,484
International Business Machines Corp.
1.13%, 02/06/18	500	497,604
1.25%, 02/08/18	100	99,798
7.63%, 10/15/18	200	233,633
Seagate HDD Cayman
3.75%, 11/15/18	100	101,318

		2,027,775

Security	Principal (000s)	Value
COSMETICS & PERSONAL CARE — 0.29%
Colgate-Palmolive Co.
1.50%, 11/01/18	$100	$100,174
Procter & Gamble Co. (The)
1.60%, 11/15/18[b]	50	50,520

		150,694
DIVERSIFIED FINANCIAL SERVICES — 4.64%
Air Lease Corp.
2.63%, 09/04/18 (Call 08/04/18)	80	79,703
American Express Co.
1.55%, 05/22/18	325	323,053
American Express Credit Corp.
1.88%, 11/05/18	35	35,065
Charles Schwab Corp. (The)
2.20%, 07/25/18 (Call 06/25/18)	100	101,055
Ford Motor Credit Co. LLC
2.15%, 01/09/18	400	398,759
2.88%, 10/01/18	400	403,735
General Electric Capital Corp.
5.63%, 05/01/18	400	439,401
International Lease Finance Corp.
7.13%, 09/01/18[d]	125	138,438
Jefferies Group LLC
5.13%, 04/13/18	100	104,884
Nasdaq Inc.
5.25%, 01/16/18	100	107,005
National Rural Utilities Cooperative Finance Corp.
10.38%, 11/01/18	250	308,687

		2,439,785
ELECTRIC — 4.94%
Berkshire Hathaway Energy Co.
2.00%, 11/15/18 (Call 10/15/18)	150	150,127
5.75%, 04/01/18	100	109,372
Commonwealth Edison Co.
5.80%, 03/15/18	100	109,637
Connecticut Light & Power Co. (The)
5.65%, 05/01/18	100	109,963
Consolidated Edison Co. of New York Inc.
7.13%, 12/01/18	145	166,685
Dominion Resources Inc./VA
1.90%, 06/15/18	125	124,775
6.40%, 06/15/18	100	110,803

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Duke Energy Carolinas LLC
7.00%, 11/15/18	$5	$5,740
Duke Energy Corp.
2.10%, 06/15/18 (Call 05/15/18)	300	303,414
Nevada Power Co.
6.50%, 08/01/18	150	168,352
NiSource Finance Corp.
6.40%, 03/15/18	100	110,165
Northern States Power Co./MN
5.25%, 03/01/18	100	108,108
Ohio Power Co.
6.05%, 05/01/18	100	109,776
Pacific Gas & Electric Co.
8.25%, 10/15/18	150	176,582
PacifiCorp
5.65%, 07/15/18[b]	50	55,101
PPL Capital Funding Inc.
1.90%, 06/01/18 (Call 05/01/18)	100	99,648
South Carolina Electric & Gas Co.
6.50%, 11/01/18	100	112,758
Southern California Edison Co.
5.50%, 08/15/18	100	110,189
Southern Co. (The)
2.45%, 09/01/18	150	151,557
Southern Power Co.
1.50%, 06/01/18	100	97,904
Southwestern Electric Power Co.
Series F
5.88%, 03/01/18	100	108,763

		2,599,419
ELECTRONICS — 0.56%
Honeywell International Inc.
5.30%, 03/01/18	170	185,409
Koninklijke Philips NV
5.75%, 03/11/18	100	108,265

		293,674
ENVIRONMENTAL CONTROL — 0.29%
Waste Management Inc.
6.10%, 03/15/18	140	153,605

		153,605
FOOD — 1.23%
ConAgra Foods Inc.
1.90%, 01/25/18	100	99,153

Security	Principal (000s)	Value
JM Smucker Co. (The)
1.75%, 03/15/18	$50	$50,069
Kraft Foods Group Inc.
6.13%, 08/23/18	100	110,955
Kraft Heinz Foods Co.
2.00%, 07/02/18[d]	200	200,462
Kroger Co. (The)
6.80%, 12/15/18	50	56,917
Sysco Corp.
5.25%, 02/12/18	121	130,593

		648,149
FOREST PRODUCTS & PAPER — 0.22%
International Paper Co.
7.95%, 06/15/18	100	114,183

		114,183
GAS — 0.42%
CenterPoint Energy Inc.
6.50%, 05/01/18	100	110,506
Sempra Energy
6.15%, 06/15/18	100	110,169

		220,675
HEALTH CARE – PRODUCTS — 1.98%
Baxter International Inc.
1.85%, 06/15/18[b]	150	149,844
5.38%, 06/01/18	30	32,639
Boston Scientific Corp.
2.65%, 10/01/18	100	101,149
CR Bard Inc.
1.38%, 01/15/18	50	49,499
Danaher Corp.
1.65%, 09/15/18	200	200,781
Edwards Lifesciences Corp.
2.88%, 10/15/18	100	101,603
Medtronic Inc.
1.38%, 04/01/18	175	174,894
St. Jude Medical Inc.
2.00%, 09/15/18	100	99,804
Stryker Corp.
1.30%, 04/01/18	30	29,829
Zimmer Biomet Holdings Inc.
2.00%, 04/01/18	100	99,858

		1,039,900

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
HEALTH CARE – SERVICES — 1.09%
Anthem Inc.
1.88%, 01/15/18	$200	$199,931
Humana Inc.
7.20%, 06/15/18	100	112,832
Laboratory Corp. of America Holdings
2.50%, 11/01/18	50	50,375
UnitedHealth Group Inc.
1.90%, 07/16/18	100	100,923
6.00%, 02/15/18	100	109,633

		573,694
HOLDING COMPANIES – DIVERSIFIED — 0.34%
Ares Capital Corp.
4.88%, 11/30/18	100	103,712
MUFG Americas Holdings Corp.
1.63%, 02/09/18 (Call 01/09/18)	75	74,608

		178,320
HOUSEHOLD PRODUCTS & WARES — 0.29%
Kimberly-Clark Corp.
6.25%, 07/15/18	100	112,232
7.50%, 11/01/18	35	40,924

		153,156
HOUSEWARES — 0.05%
Newell Rubbermaid Inc.
2.15%, 10/15/18	25	25,014

		25,014
INSURANCE — 2.36%
American International Group Inc.
5.85%, 01/16/18	200	217,633
Assurant Inc.
2.50%, 03/15/18	50	50,355
Berkshire Hathaway Finance Corp.
1.30%, 05/15/18[b]	50	49,863
5.40%, 05/15/18	250	274,261
Berkshire Hathaway Inc.
1.55%, 02/09/18	110	110,637
Chubb Corp. (The)
5.75%, 05/15/18	100	110,125
MetLife Inc. Series A
6.82%, 08/15/18	100	113,553
Prudential Financial Inc.
2.30%, 08/15/18	100	101,243

Security	Principal (000s)	Value
Voya Financial Inc.
2.90%, 02/15/18	$100	$101,911
XLIT Ltd.
2.30%, 12/15/18	110	110,526

		1,240,107
INTERNET — 0.60%
Baidu Inc.
3.25%, 08/06/18	200	203,824
Expedia Inc.
7.46%, 08/15/18	100	113,149

		316,973
IRON & STEEL — 0.26%
Nucor Corp.
5.85%, 06/01/18	125	135,441

		135,441
LODGING — 0.09%
Wyndham Worldwide Corp.
2.50%, 03/01/18 (Call 02/01/18)	50	49,954

		49,954
MACHINERY — 1.52%
Caterpillar Financial Services Corp.
1.30%, 03/01/18	20	19,936
1.70%, 06/16/18	165	165,801
5.45%, 04/15/18	100	109,081
Series G
2.45%, 09/06/18	100	102,298
John Deere Capital Corp.
1.35%, 01/16/18	100	99,955
1.60%, 07/13/18	50	50,078
1.95%, 12/13/18	200	201,265
Roper Technologies Inc.
2.05%, 10/01/18	50	49,592

		798,006
MANUFACTURING — 0.87%
Crane Co.
2.75%, 12/15/18	200	203,539
Ingersoll-Rand Global Holding Co. Ltd.
6.88%, 08/15/18	225	252,380

		455,919
MEDIA — 2.08%
21st Century Fox America Inc.
8.25%, 08/10/18	25	29,092

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
CBS Corp.
4.63%, 05/15/18	$100	$106,362
Comcast Corp.
5.70%, 05/15/18[b]	250	275,793
5.88%, 02/15/18	20	21,966
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
1.75%, 01/15/18	50	49,902
Historic TW Inc.
6.88%, 06/15/18	100	112,554
Thomson Reuters Corp.
6.50%, 07/15/18	134	149,459
Time Warner Cable Inc.
6.75%, 07/01/18	200	221,566
Viacom Inc.
2.50%, 09/01/18	125	125,371

		1,092,065
METAL FABRICATE & HARDWARE — 0.14%
Precision Castparts Corp.
1.25%, 01/15/18	75	74,610

		74,610
MINING — 1.06%
BHP Billiton Finance USA Ltd.
2.05%, 09/30/18	50	50,154
Freeport-McMoRan Inc.
2.38%, 03/15/18	150	138,000
Goldcorp Inc.
2.13%, 03/15/18	50	49,410
Rio Tinto Finance USA PLC
2.25%, 12/14/18 (Call 11/14/18)	325	322,665

		560,229
OFFICE & BUSINESS EQUIPMENT — 0.28%
Xerox Corp.
6.35%, 05/15/18	135	146,352

		146,352
OIL & GAS — 5.04%
BP Capital Markets PLC
1.38%, 05/10/18[b]	325	322,476
1.67%, 02/13/18	100	100,298
Canadian Natural Resources Ltd.
1.75%, 01/15/18	125	122,497
Chevron Corp.
1.37%, 03/02/18	100	100,056
1.72%, 06/24/18 (Call 05/24/18)	275	277,261

Security	Principal (000s)	Value
ConocoPhillips
5.20%, 05/15/18	$150	$163,223
ConocoPhillips Co.
1.50%, 05/15/18	50	49,826
Devon Energy Corp.
2.25%, 12/15/18 (Call 11/15/18)[b]	100	99,430
Exxon Mobil Corp.
1.31%, 03/06/18	300	300,792
Marathon Oil Corp.
5.90%, 03/15/18	100	107,086
Nabors Industries Inc.
6.15%, 02/15/18	100	102,000
Occidental Petroleum Corp.
1.50%, 02/15/18 (Call 01/15/18)	100	99,685
Petro-Canada
6.05%, 05/15/18	100	109,221
Shell International Finance BV
2.00%, 11/15/18	300	303,184
Southwestern Energy Co.
7.50%, 02/01/18	100	105,050
Suncor Energy Inc.
6.10%, 06/01/18	100	109,501
Total Capital SA
2.13%, 08/10/18	175	177,671

		2,649,257
OIL & GAS SERVICES — 0.60%
Baker Hughes Inc.
7.50%, 11/15/18	50	57,445
Halliburton Co.
2.00%, 08/01/18 (Call 07/01/18)	100	100,154
Weatherford International Ltd./Bermuda
6.00%, 03/15/18	50	48,250
Western Atlas Inc.
6.00%, 06/01/18	100	109,383

		315,232
PHARMACEUTICALS — 4.59%
AbbVie Inc.
1.80%, 05/14/18	350	349,219
2.00%, 11/06/18	150	149,823
Actavis Funding SCS
2.35%, 03/12/18	350	351,276
Cardinal Health Inc.
1.95%, 06/15/18	100	100,151

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Eli Lilly & Co.
1.25%, 03/01/18	$50	$49,953
GlaxoSmithKline Capital Inc.
5.65%, 05/15/18	250	275,944
Johnson & Johnson
1.65%, 12/05/18	300	302,623
McKesson Corp.
1.40%, 03/15/18	100	98,707
Medco Health Solutions Inc.
7.13%, 03/15/18	100	111,589
Merck & Co. Inc.
1.30%, 05/18/18	175	174,823
Pfizer Inc.
1.50%, 06/15/18[b]	150	149,652
Sanofi
1.25%, 04/10/18	200	199,567
Zoetis Inc.
1.88%, 02/01/18	100	99,310

		2,412,637
PIPELINES — 2.40%
Columbia Pipeline Group Inc.
2.45%, 06/01/18[d]	100	100,023
Enbridge Energy Partners LP
Series B
6.50%, 04/15/18	100	107,143
Energy Transfer Partners LP
2.50%, 06/15/18	100	98,770
6.70%, 07/01/18	100	108,364
Enterprise Products Operating LLC
1.65%, 05/07/18	100	98,926
6.65%, 04/15/18	100	110,857
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	150	158,039
Kinder Morgan Inc./DE
7.25%, 06/01/18	40	43,579
ONEOK Partners LP
3.20%, 09/15/18 (Call 08/15/18)	50	49,944
Plains All American Pipeline LP/PAA Finance Corp.
6.50%, 05/01/18	115	125,088
Spectra Energy Capital LLC
6.20%, 04/15/18	100	107,175

Security	Principal (000s)	Value
TransCanada PipeLines Ltd.
1.88%, 01/12/18	$100	$100,073
6.50%, 08/15/18	50	55,797

		1,263,778
REAL ESTATE INVESTMENT TRUSTS — 1.79%
American Tower Corp.
4.50%, 01/15/18	100	104,723
Boston Properties LP
3.70%, 11/15/18 (Call 08/17/18)	200	208,697
HCP Inc.
6.70%, 01/30/18	100	109,831
Kilroy Realty LP
4.80%, 07/15/18 (Call 05/15/18)	50	52,824
Kimco Realty Corp.
4.30%, 02/01/18 (Call 11/01/17)	100	104,607
Realty Income Corp.
2.00%, 01/31/18 (Call 12/31/17)	50	50,221
Select Income REIT
2.85%, 02/01/18 (Call 01/01/18)	100	100,228
Simon Property Group LP
6.13%, 05/30/18 (Call 03/01/18)	100	111,016
Welltower Inc.
2.25%, 03/15/18	100	100,251

		942,398
RETAIL — 2.81%
Best Buy Co. Inc.
5.00%, 08/01/18	50	53,250
CVS Health Corp.
1.90%, 07/20/18	175	175,969
2.25%, 12/05/18 (Call 11/05/18)	200	202,389
Home Depot Inc. (The)
2.25%, 09/10/18 (Call 08/10/18)	175	179,321
McDonald’s Corp.
5.35%, 03/01/18	100	108,216
Nordstrom Inc.
6.25%, 01/15/18	50	55,028
Staples Inc.
2.75%, 01/12/18 (Call 12/13/17)	50	49,903
Starbucks Corp.
2.00%, 12/05/18 (Call 11/05/18)[b]	50	50,497
Target Corp.
6.00%, 01/15/18	200	220,504

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Wal-Mart Stores Inc.
1.13%, 04/11/18	$25	$25,009
1.95%, 12/15/18	350	355,962

		1,476,048
SAVINGS & LOANS — 0.19%
Santander Holdings USA Inc.
3.45%, 08/27/18 (Call 07/27/18)	100	102,658

		102,658
SEMICONDUCTORS — 0.69%
Altera Corp.
2.50%, 11/15/18	70	70,943
Maxim Integrated Products Inc.
2.50%, 11/15/18	100	100,261
QUALCOMM Inc.
1.40%, 05/18/18[b]	195	193,931

		365,135
SOFTWARE — 1.02%
CA Inc.
2.88%, 08/15/18	50	50,581
Fidelity National Information Services Inc.
2.85%, 10/15/18	25	25,312
Microsoft Corp.
1.00%, 05/01/18	10	9,953
1.30%, 11/03/18	25	25,051
1.63%, 12/06/18	175	176,985
Oracle Corp.
5.75%, 04/15/18	225	248,540

		536,422
TELECOMMUNICATIONS — 4.09%
AT&T Inc.
5.50%, 02/01/18	615	665,783
British Telecommunications PLC
5.95%, 01/15/18	100	108,953
Cisco Systems Inc.
1.65%, 06/15/18	150	151,153
Deutsche Telekom International Finance BV
6.75%, 08/20/18	100	112,762
Harris Corp.
2.00%, 04/27/18	75	74,313
Rogers Communications Inc.
6.80%, 08/15/18	150	168,818

Security	Principal or Shares (000s)	Value
Telefonica Emisiones SAU
3.19%, 04/27/18	$150	$153,620
Verizon Communications Inc.
3.65%, 09/14/18	200	210,814
6.10%, 04/15/18	300	330,921
Vodafone Group PLC
1.50%, 02/19/18	175	173,078

		2,150,215
TOYS, GAMES & HOBBIES — 0.19%
Mattel Inc.
1.70%, 03/15/18	100	99,146

		99,146
TRANSPORTATION — 1.37%
Burlington Northern Santa Fe LLC
5.75%, 03/15/18	50	54,736
CSX Corp.
6.25%, 03/15/18	100	110,482
Norfolk Southern Corp.
5.75%, 04/01/18	100	109,148
Ryder System Inc.
2.45%, 11/15/18 (Call 10/15/18)	75	75,512
Union Pacific Corp.
5.70%, 08/15/18	225	250,121
United Parcel Service Inc.
5.50%, 01/15/18	110	120,287

		720,286
TRUCKING & LEASING — 0.09%
GATX Corp.
2.38%, 07/30/18	50	49,952

		49,952

TOTAL CORPORATE BONDS & NOTES
(Cost: $51,805,866)		51,555,328

SHORT-TERM INVESTMENTS — 3.89%

MONEY MARKET FUNDS — 3.89%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[c,e,f]	1,238	1,237,673
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[c,e,f]	64	64,042

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2018 CORPORATE ETF

October 31, 2015

Security	Shares (000s)	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,e]	746	$745,659

		2,047,374

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,047,374)		2,047,374

TOTAL INVESTMENTS IN SECURITIES — 101.91%
(Cost: $53,853,240)		53,602,702
Other Assets, Less Liabilities — (1.91)%		(1,003,325)

NET ASSETS — 100.00%		$52,599,377

[a]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® DEC 2019 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 97.35%

AEROSPACE & DEFENSE — 1.26%
Boeing Co. (The)
6.00%, 03/15/19	$50	$56,861
L-3 Communications Corp.
5.20%, 10/15/19	100	105,176
Lockheed Martin Corp.
4.25%, 11/15/19	50	53,984
United Technologies Corp.
6.13%, 02/01/19	100	112,684

		328,705
AGRICULTURE — 0.76%
Altria Group Inc.
9.25%, 08/06/19	50	61,910
Philip Morris International Inc.
1.88%, 01/15/19	75	75,248
Reynolds American Inc.
8.13%, 06/23/19[a]	50	59,221

		196,379
AUTO MANUFACTURERS — 1.22%
American Honda Finance Corp.
2.25%, 08/15/19	50	50,147
General Motors Financial Co. Inc.
3.10%, 01/15/19	50	50,137
3.50%, 07/10/19	65	66,198
Toyota Motor Credit Corp.
2.10%, 01/17/19	25	25,219
2.13%, 07/18/19	125	125,697

		317,398
BANKS — 28.85%
Abbey National Treasury Services PLC/United Kingdom
2.35%, 09/10/19	80	80,387
Associated Banc-Corp
2.75%, 11/15/19 (Call 10/15/19)	50	50,246
Australia & New Zealand Banking Group Ltd./New York NY
2.25%, 06/13/19	100	100,282
Bank of America Corp.
2.60%, 01/15/19	175	177,053
2.65%, 04/01/19	300	303,445
7.63%, 06/01/19	200	235,156

Security	Principal (000s)	Value
Bank of Montreal
2.38%, 01/25/19 (Call 12/25/18)	$150	$151,624
Bank of New York Mellon Corp. (The)
2.20%, 05/15/19 (Call 04/15/19)	100	100,771
2.30%, 09/11/19 (Call 08/11/19)	150	151,039
Bank of Nova Scotia (The)
2.05%, 06/05/19	100	100,109
Barclays Bank PLC
2.50%, 02/20/19	200	202,612
6.75%, 05/22/19	200	231,066
BB&T Corp.
2.25%, 02/01/19 (Call 01/02/19)	150	151,245
BNP Paribas SA
2.45%, 03/17/19	100	100,912
Capital One Financial Corp.
2.45%, 04/24/19 (Call 03/24/19)	200	199,547
Citigroup Inc.
2.50%, 07/29/19	525	526,331
Commonwealth Bank of Australia/New York NY
2.25%, 03/13/19	250	251,062
Credit Suisse/New York NY
5.30%, 08/13/19	250	277,802
Deutsche Bank AG/London
2.50%, 02/13/19	175	175,171
Fifth Third Bancorp
2.30%, 03/01/19 (Call 01/30/19)	100	99,876
Goldman Sachs Group Inc. (The)
2.55%, 10/23/19	350	351,209
2.63%, 01/31/19[b]	250	253,322
HSBC USA Inc.
2.38%, 11/13/19	200	199,287
JPMorgan Chase & Co.
2.20%, 10/22/19	450	448,159
Morgan Stanley
2.38%, 07/23/19	650	650,837
7.30%, 05/13/19	100	116,621
PNC Funding Corp.
6.70%, 06/10/19[c]	200	230,536
Royal Bank of Canada
2.15%, 03/15/19	100	100,102
Royal Bank of Scotland Group PLC
6.40%, 10/21/19	100	111,774

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
SunTrust Banks Inc.
2.50%, 05/01/19 (Call 04/01/19)	$100	$100,759
Toronto-Dominion Bank (The)
2.13%, 07/02/19	200	200,045
2.25%, 11/05/19	50	50,252
U.S. Bancorp
2.20%, 04/25/19 (Call 03/25/19)	300	303,761
UBS AG/Stamford CT
2.38%, 08/14/19	250	250,778
Wells Fargo & Co.
2.13%, 04/22/19	100	100,289
2.15%, 01/15/19	200	201,494
Westpac Banking Corp.
4.88%, 11/19/19	150	165,047

		7,500,008
BEVERAGES — 1.89%
Anheuser-Busch InBev Finance Inc.
2.15%, 02/01/19	275	274,239
Anheuser-Busch InBev Worldwide Inc.
6.88%, 11/15/19	100	116,296
PepsiCo Inc.
2.25%, 01/07/19 (Call 12/07/18)	100	101,872

		492,407
BIOTECHNOLOGY — 0.97%
Amgen Inc.
2.20%, 05/22/19 (Call 04/22/19)	125	125,550
Celgene Corp.
2.25%, 05/15/19	50	49,969
Gilead Sciences Inc.
2.05%, 04/01/19	75	75,374

		250,893
CHEMICALS — 2.85%
Dow Chemical Co. (The)
8.55%, 05/15/19	175	210,522
Eastman Chemical Co.
5.50%, 11/15/19	50	55,286
EI du Pont de Nemours & Co.
5.75%, 03/15/19	50	55,706
LyondellBasell Industries NV
5.00%, 04/15/19 (Call 01/15/19)	200	214,879
Methanex Corp.
3.25%, 12/15/19	50	48,460

Security	Principal (000s)	Value
Monsanto Co.
2.13%, 07/15/19	$100	$98,790
Potash Corp. of Saskatchewan Inc.
6.50%, 05/15/19	50	56,790

		740,433
COMMERCIAL SERVICES — 0.99%
Board of Trustees of The Leland Stanford Junior University (The)
4.75%, 05/01/19	50	55,038
MasterCard Inc.
2.00%, 04/01/19	50	50,266
Synchrony Financial
3.00%, 08/15/19 (Call 07/15/19)	150	151,215

		256,519
COMPUTERS — 1.46%
Apple Inc.
2.10%, 05/06/19	175	178,109
International Business Machines Corp.
1.95%, 02/12/19	200	201,279

		379,388
COSMETICS & PERSONAL CARE — 0.77%
Colgate-Palmolive Co.
1.75%, 03/15/19	50	50,051
Procter & Gamble Co. (The)
1.90%, 11/01/19	150	151,050

		201,101
DIVERSIFIED FINANCIAL SERVICES — 4.11%
American Express Credit Corp.
2.13%, 03/18/19	250	250,458
Ameriprise Financial Inc.
7.30%, 06/28/19	50	58,686
Ford Motor Credit Co. LLC
2.38%, 03/12/19	200	197,804
General Electric Capital Corp.
2.30%, 01/14/19	250	254,119
Jefferies Group LLC
8.50%, 07/15/19	90	105,784
Legg Mason Inc.
2.70%, 07/15/19	50	49,967
National Rural Utilities Cooperative Finance Corp.
2.30%, 11/15/19 (Call 10/15/19)	50	49,965

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Nomura Holdings Inc.
2.75%, 03/19/19	$100	$100,908

		1,067,691
ELECTRIC — 4.77%
Consumers Energy Co.
6.70%, 09/15/19	100	116,579
Dominion Resources Inc./VA
2.50%, 12/01/19 (Call 11/01/19)	125	125,008
Duke Energy Corp.
5.05%, 09/15/19	50	54,835
Entergy Texas Inc.
7.13%, 02/01/19	50	57,429
Eversource Energy
4.50%, 11/15/19	50	53,722
Exelon Generation Co. LLC
5.20%, 10/01/19	50	54,289
Georgia Power Co.
4.25%, 12/01/19	100	106,678
MidAmerican Energy Co.
2.40%, 03/15/19 (Call 02/15/19)	100	101,304
NextEra Energy Capital Holdings Inc.
6.00%, 03/01/19	100	110,791
NiSource Finance Corp.
6.80%, 01/15/19	50	56,716
Oncor Electric Delivery Co. LLC
2.15%, 06/01/19 (Call 05/01/19)	25	24,834
PG&E Corp.
2.40%, 03/01/19 (Call 02/01/19)	50	50,049
Portland General Electric Co.
6.10%, 04/15/19	50	55,838
Progress Energy Inc.
4.88%, 12/01/19	125	136,108
Public Service Co. of Oklahoma
5.15%, 12/01/19	50	55,321
Public Service Electric & Gas Co. Series I
1.80%, 06/01/19 (Call 05/01/19)	25	24,855
Wisconsin Power & Light Co.
5.00%, 07/15/19	50	54,455

		1,238,811
ELECTRICAL COMPONENTS & EQUIPMENT — 0.32%
Emerson Electric Co.
4.88%, 10/15/19	25	27,631

Security	Principal (000s)	Value
5.00%, 04/15/19	$50	$54,952

		82,583
ELECTRONICS — 0.49%
Amphenol Corp.
2.55%, 01/30/19 (Call 12/30/18)	50	50,366
Honeywell International Inc.
5.00%, 02/15/19	25	27,561
Thermo Fisher Scientific Inc.
2.40%, 02/01/19	50	50,283

		128,210
FOOD — 1.96%
ConAgra Foods Inc.
7.00%, 04/15/19	50	56,573
General Mills Inc.
2.20%, 10/21/19	150	149,896
Kroger Co. (The)
2.30%, 01/15/19 (Call 12/15/18)	25	25,212
Mondelez International Inc.
2.25%, 02/01/19 (Call 01/01/19)	75	75,301
Tyson Foods Inc.
2.65%, 08/15/19 (Call 07/15/19)	100	100,462
Unilever Capital Corp.
2.20%, 03/06/19	100	101,560

		509,004
FOREST PRODUCTS & PAPER — 0.23%
International Paper Co.
9.38%, 05/15/19	50	60,685

		60,685
GAS — 0.45%
AGL Capital Corp.
5.25%, 08/15/19	50	54,526
Sempra Energy
9.80%, 02/15/19	50	61,277

		115,803
HAND & MACHINE TOOLS — 0.29%
Kennametal Inc.
2.65%, 11/01/19 (Call 10/01/19)	75	74,948

		74,948
HEALTH CARE – PRODUCTS — 1.34%
Baxter International Inc.
4.50%, 08/15/19	50	53,651

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Becton Dickinson and Co.
2.68%, 12/15/19	$125	$126,398
6.38%, 08/01/19	100	113,906
Zimmer Biomet Holdings Inc.
4.63%, 11/30/19	50	53,858

		347,813
HEALTH CARE – SERVICES — 1.06%
Aetna Inc.
2.20%, 03/15/19 (Call 02/15/19)[b]	75	74,955
Anthem Inc.
2.25%, 08/15/19	100	99,035
Dignity Health
2.64%, 11/01/19	50	50,414
UnitedHealth Group Inc.
2.30%, 12/15/19	50	50,396

		274,800
HOUSEHOLD PRODUCTS & WARES — 0.19%
Kimberly-Clark Corp.
1.90%, 05/22/19	50	50,089

		50,089
HOUSEWARES — 0.10%
Newell Rubbermaid Inc.
2.88%, 12/01/19 (Call 11/01/19)	25	25,148

		25,148
INSURANCE — 2.64%
Allstate Corp. (The)
7.45%, 05/16/19	15	17,631
American International Group Inc.
2.30%, 07/16/19 (Call 06/16/19)	50	50,054
AXIS Specialty Finance PLC
2.65%, 04/01/19	50	49,970
Berkshire Hathaway Inc.
2.10%, 08/14/19[b]	100	101,025
Marsh & McLennan Companies Inc.
2.35%, 09/10/19 (Call 08/10/19)	100	100,294
MetLife Inc.
7.72%, 02/15/19	150	176,276
Protective Life Corp.
7.38%, 10/15/19	100	116,941
Prudential Financial Inc.
2.35%, 08/15/19	75	75,166

		687,357

Security	Principal (000s)	Value
INTERNET — 2.29%
Alibaba Group Holding Ltd.
2.50%, 11/28/19 (Call 10/28/19)[a]	$200	$196,662
Amazon.com Inc.
2.60%, 12/05/19 (Call 11/05/19)	100	102,075
Baidu Inc.
2.75%, 06/09/19	200	198,656
eBay Inc.
2.20%, 08/01/19 (Call 07/01/19)	100	98,796

		596,189
IRON & STEEL — 0.19%
Vale Overseas Ltd.
5.63%, 09/15/19[b]	50	50,701

		50,701
MACHINERY — 1.35%
Caterpillar Financial Services Corp.
2.10%, 06/09/19	100	100,351
2.25%, 12/01/19	50	50,237
John Deere Capital Corp.
1.95%, 03/04/19	100	100,230
2.30%, 09/16/19	100	100,895

		351,713
MANUFACTURING — 1.19%
3M Co.
1.63%, 06/15/19	50	49,994
Illinois Tool Works Inc.
1.95%, 03/01/19	100	100,423
Ingersoll-Rand Global Holding Co. Ltd.
2.88%, 01/15/19	100	101,399
Textron Inc.
7.25%, 10/01/19	50	57,659

		309,475
MEDIA — 3.40%
21st Century Fox America Inc.
6.90%, 03/01/19	50	57,306
CBS Corp.
2.30%, 08/15/19 (Call 07/15/19)	50	49,607
Comcast Corp.
5.70%, 07/01/19	50	56,473
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
5.88%, 10/01/19	50	55,924

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Discovery Communications LLC
5.63%, 08/15/19	$50	$54,913
Scripps Networks Interactive Inc.
2.75%, 11/15/19 (Call 10/15/19)	25	24,606
Time Warner Cable Inc.
8.25%, 04/01/19	50	58,253
8.75%, 02/14/19	150	176,179
Time Warner Inc.
2.10%, 06/01/19	110	109,554
Viacom Inc.
2.75%, 12/15/19 (Call 11/15/19)	75	74,656
Walt Disney Co. (The)
1.85%, 05/30/19	100	100,282
5.50%, 03/15/19	60	67,297

		885,050
MINING — 1.43%
Barrick Gold Corp.
6.95%, 04/01/19	50	55,732
BHP Billiton Finance USA Ltd.
6.50%, 04/01/19	155	175,897
Rio Tinto Finance USA Ltd.
9.00%, 05/01/19	100	121,211
Teck Resources Ltd.
3.00%, 03/01/19	25	19,063

		371,903
OFFICE & BUSINESS EQUIPMENT — 0.30%
Xerox Corp.
2.75%, 03/15/19	25	24,278
5.63%, 12/15/19	50	53,610

		77,888
OIL & GAS — 6.31%
Anadarko Petroleum Corp.
8.70%, 03/15/19	100	117,730
BP Capital Markets PLC
2.24%, 05/10/19	150	150,856
Cenovus Energy Inc.
5.70%, 10/15/19	75	81,136
Chevron Corp.
2.19%, 11/15/19 (Call 10/15/19)	150	151,277
ConocoPhillips
5.75%, 02/01/19	125	139,807
Devon Energy Corp.
6.30%, 01/15/19	100	110,757

Security	Principal (000s)	Value
Diamond Offshore Drilling Inc.
5.88%, 05/01/19[b]	$50	$50,000
EOG Resources Inc.
5.63%, 06/01/19	75	83,891
Exxon Mobil Corp.
1.82%, 03/15/19 (Call 02/15/19)	150	150,960
Hess Corp.
8.13%, 02/15/19	100	116,038
Noble Energy Inc.
8.25%, 03/01/19	50	57,974
Pride International Inc.
8.50%, 06/15/19	50	49,750
Shell International Finance BV
4.30%, 09/22/19	150	162,746
Talisman Energy Inc.
7.75%, 06/01/19	50	55,108
Total Capital International SA
2.10%, 06/19/19	100	100,634
Valero Energy Corp.
9.38%, 03/15/19	50	60,653

		1,639,317
OIL & GAS SERVICES — 0.98%
Halliburton Co.
6.15%, 09/15/19	125	141,645
SESI LLC
6.38%, 05/01/19 (Call 11/30/15)	50	49,750
Weatherford International Ltd./Bermuda
9.63%, 03/01/19	60	62,400

		253,795
PACKAGING & CONTAINERS — 0.42%
Bemis Co. Inc.
6.80%, 08/01/19	50	57,131
Rock-Tenn Co.
4.45%, 03/01/19	50	52,577

		109,708
PHARMACEUTICALS — 4.35%
Abbott Laboratories
5.13%, 04/01/19	50	55,277
Actavis Funding SCS
2.45%, 06/15/19	50	49,625
AstraZeneca PLC
1.95%, 09/18/19	50	49,966

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Bristol-Myers Squibb Co.
1.75%, 03/01/19	$50	$49,857
Eli Lilly & Co.
1.95%, 03/15/19	50	50,378
Express Scripts Holding Co.
2.25%, 06/15/19	100	99,763
Johnson & Johnson
1.88%, 12/05/19	50	50,368
McKesson Corp.
2.28%, 03/15/19	100	99,727
Merck Sharp & Dohme Corp.
5.00%, 06/30/19	100	110,851
Novartis Securities Investment Ltd.
5.13%, 02/10/19	150	165,949
Pfizer Inc.
2.10%, 05/15/19[b]	275	276,232
6.20%, 03/15/19	65	73,816

		1,131,809
PIPELINES — 2.59%
Enable Midstream Partners LP
2.40%, 05/15/19 (Call 04/15/19)[a]	50	46,961
Enbridge Energy Partners LP
9.88%, 03/01/19	75	88,569
Energy Transfer Partners LP
9.70%, 03/15/19	50	59,132
Enterprise Products Operating LLC
2.55%, 10/15/19 (Call 09/15/19)	100	99,187
Kinder Morgan Inc./DE
3.05%, 12/01/19 (Call 11/01/19)	200	194,237
Plains All American Pipeline LP/PAA Finance Corp.
2.60%, 12/15/19 (Call 11/15/19)	100	97,818
Spectra Energy Capital LLC
8.00%, 10/01/19	75	86,453

		672,357
REAL ESTATE INVESTMENT TRUSTS — 2.73%
American Tower Corp.
3.40%, 02/15/19	75	76,478
Boston Properties LP
5.88%, 10/15/19 (Call 07/17/19)	75	83,953
HCP Inc.
3.75%, 02/01/19 (Call 11/01/18)	75	77,940

Security	Principal (000s)	Value
Prologis LP
2.75%, 02/15/19 (Call 01/15/19)	$50	$50,663
Realty Income Corp.
6.75%, 08/15/19	50	57,501
Senior Housing Properties Trust
3.25%, 05/01/19 (Call 02/01/19)	25	25,063
Simon Property Group LP
2.20%, 02/01/19 (Call 11/01/18)	175	176,176
Vornado Realty LP
2.50%, 06/30/19 (Call 05/30/19)	50	49,707
Welltower Inc.
4.13%, 04/01/19 (Call 01/01/19)	50	52,634
Weyerhaeuser Co.
7.38%, 10/01/19	50	58,492

		708,607
RETAIL — 2.04%
Costco Wholesale Corp.
1.70%, 12/15/19	100	99,256
CVS Health Corp.
2.25%, 08/12/19 (Call 07/12/19)	100	100,465
Home Depot Inc. (The)
2.00%, 06/15/19 (Call 05/15/19)	50	50,654
McDonald’s Corp.
1.88%, 05/29/19	50	49,497
Target Corp.
2.30%, 06/26/19	100	101,979
Walgreen Co.
5.25%, 01/15/19	25	27,090
Walgreens Boots Alliance Inc.
2.70%, 11/18/19 (Call 10/18/19)	100	100,119

		529,060
SEMICONDUCTORS — 0.19%
Texas Instruments Inc.
1.65%, 08/03/19	50	49,248

		49,248
SOFTWARE — 1.78%
CA Inc.
5.38%, 12/01/19	20	21,558
Microsoft Corp.
4.20%, 06/01/19	75	81,796
Oracle Corp.
2.25%, 10/08/19	325	329,067
2.38%, 01/15/19	30	30,565

		462,986

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2019 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
TELECOMMUNICATIONS — 4.85%
AT&T Inc.
2.30%, 03/11/19	$150	$150,393
5.80%, 02/15/19	50	55,564
British Telecommunications PLC
2.35%, 02/14/19	200	200,828
Cisco Systems Inc.
2.13%, 03/01/19	300	304,422
Deutsche Telekom International Finance BV
6.00%, 07/08/19	75	84,699
Orange SA
2.75%, 02/06/19	50	51,229
5.38%, 07/08/19	50	55,649
Telefonica Emisiones SAU
5.88%, 07/15/19	50	55,623
Verizon Communications Inc.
2.55%, 06/17/19	50	50,925
6.35%, 04/01/19	100	113,875
Vodafone Group PLC
5.45%, 06/10/19	125	137,561

		1,260,768
TRANSPORTATION — 1.99%
Burlington Northern Santa Fe LLC
4.70%, 10/01/19	50	54,531
Canadian National Railway Co.
5.55%, 03/01/19	50	55,493
CSX Corp.
7.38%, 02/01/19	50	57,988
FedEx Corp.
8.00%, 01/15/19	100	118,302
Norfolk Southern Corp.
5.90%, 06/15/19	50	56,260
Ryder System Inc.
2.45%, 09/03/19 (Call 08/03/19)	70	69,521
Union Pacific Corp.
2.25%, 02/15/19[b]	50	50,573
United Parcel Service Inc.
5.13%, 04/01/19	50	55,681

		518,349

TOTAL CORPORATE BONDS & NOTES
(Cost: $25,427,877)		25,305,096

Security	Shares (000s)	Value
SHORT-TERM INVESTMENTS — 5.69%

MONEY MARKET FUNDS — 5.69%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[c,d,e]	792	$791,764
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[c,d,e]	69	69,361
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d]	617	616,547

		1,477,672

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,477,672)		1,477,672

TOTAL INVESTMENTS IN SECURITIES — 103.04%
(Cost: $26,905,549)		26,782,768
Other Assets, Less Liabilities — (3.04)%		(790,101)

NET ASSETS — 100.00%		$25,992,667

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	53

Schedule of Investments

iSHARES® iBONDS® DEC 2020 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 99.01%

ADVERTISING — 0.24%
Omnicom Group Inc.
4.45%, 08/15/20	$100	$106,796

		106,796
AEROSPACE & DEFENSE — 1.17%
Boeing Co. (The)
4.88%, 02/15/20	75	83,922
Harris Corp.
2.70%, 04/27/20 (Call 03/27/20)	50	49,089
L-3 Communications Corp.
4.75%, 07/15/20	100	102,887
Raytheon Co.
3.13%, 10/15/20	125	130,291
United Technologies Corp.
4.50%, 04/15/20	150	164,777

		530,966
AGRICULTURE — 1.03%
Altria Group Inc.
2.63%, 01/14/20 (Call 12/14/19)[a]	120	120,732
Philip Morris International Inc.
4.50%, 03/26/20	100	109,519
Reynolds American Inc.
3.25%, 06/12/20	175	179,772
6.88%, 05/01/20[b]	50	58,172

		468,195
AIRLINES — 0.03%
Delta Air Lines Inc. 2012-1 Pass Through Trust Class A
4.75%, 05/07/20	12	13,099

		13,099
AUTO MANUFACTURERS — 2.05%
American Honda Finance Corp.
2.15%, 03/13/20[a]	50	49,549
2.45%, 09/24/20	150	149,873
Ford Motor Credit Co. LLC
2.46%, 03/27/20	200	195,820
General Motors Financial Co. Inc.
3.15%, 01/15/20 (Call 12/15/19)	150	148,721
3.20%, 07/13/20 (Call 06/13/20)	150	148,264
Toyota Motor Credit Corp.
2.15%, 03/12/20	125	125,163

Security	Principal (000s)	Value
Series B
4.50%, 06/17/20	$100	$109,981

		927,371
AUTO PARTS & EQUIPMENT — 0.24%
BorgWarner Inc.
4.63%, 09/15/20	50	53,966
Johnson Controls Inc.
5.00%, 03/30/20	50	53,851

		107,817
BANKS — 27.10%
Abbey National Treasury Services PLC/United Kingdom
2.38%, 03/16/20	125	125,188
Bank of America Corp.
2.63%, 10/19/20	250	249,268
5.63%, 07/01/20	300	337,405
Series L
2.25%, 04/21/20[a]	250	246,346
Bank of New York Mellon Corp. (The)
2.60%, 08/17/20 (Call 07/17/20)	200	202,589
Series G
2.15%, 02/24/20 (Call 01/24/20)	150	149,579
Barclays Bank PLC
5.13%, 01/08/20	400	444,530
5.14%, 10/14/20	100	109,210
BB&T Corp.
2.45%, 01/15/20 (Call 12/15/19)	200	201,343
2.63%, 06/29/20 (Call 05/29/20)	100	101,107
BNP Paribas SA
2.38%, 05/21/20[a]	200	199,371
Citigroup Inc.
2.40%, 02/18/20	50	49,639
2.65%, 10/26/20	250	249,904
5.38%, 08/09/20	350	393,006
City National Corp./CA
5.25%, 09/15/20	125	140,867
Commonwealth Bank of Australia/New York NY
2.30%, 03/12/20	250	250,325
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20[b]	200	199,107

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Credit Suisse/New York NY
5.40%, 01/14/20	$300	$332,996
Deutsche Bank AG
2.95%, 08/20/20	150	150,208
Discover Bank/Greenwood DE
3.10%, 06/04/20 (Call 05/04/20)	250	252,433
Fifth Third Bancorp 2.88%, 07/27/20 (Call 06/27/20)	125	125,741
Goldman Sachs Group Inc. (The)
2.60%, 04/23/20 (Call 03/23/20)	300	300,272
2.75%, 09/15/20 (Call 08/15/20)	350	351,276
5.38%, 03/15/20	275	305,517
HSBC USA Inc.
2.35%, 03/05/20	500	494,112
5.00%, 09/27/20[a]	200	219,856
Huntington National Bank (The)
2.40%, 04/01/20 (Call 03/01/20)	250	247,221
JPMorgan Chase & Co.
2.25%, 01/23/20 (Call 12/23/19)	500	495,239
2.55%, 10/29/20	50	49,841
2.75%, 06/23/20 (Call 05/23/20)	400	403,108
4.25%, 10/15/20	350	374,360
KeyBank N.A./Cleveland OH
2.25%, 03/16/20	250	248,261
Lloyds Bank PLC
2.40%, 03/17/20	200	200,260
Morgan Stanley
2.65%, 01/27/20	150	150,847
2.80%, 06/16/20	400	403,141
5.50%, 01/26/20	300	334,693
5.50%, 07/24/20	200	224,060
National Australia Bank Ltd./New York
2.63%, 07/23/20[a]	250	251,957
Northern Trust Corp.
3.45%, 11/04/20	100	104,839
PNC Funding Corp.
4.38%, 08/11/20[c]	290	312,730
5.13%, 02/08/20[c]	100	110,699
Royal Bank of Canada
2.15%, 03/06/20	100	99,923
2.35%, 10/30/20	175	174,686
Royal Bank of Scotland PLC (The)
5.63%, 08/24/20	150	169,543

Security	Principal (000s)	Value
Santander Holdings USA Inc.
2.65%, 04/17/20 (Call 03/17/20)	$125	$122,835
Santander UK Group Holdings PLC
2.88%, 10/16/20	100	100,214
State Street Corp.
2.55%, 08/18/20	100	101,045
Sumitomo Mitsui Banking Corp.
2.45%, 01/16/20	250	250,013
UBS AG/Stamford CT
2.35%, 03/26/20	500	500,031
Wells Fargo & Co.
2.60%, 07/22/20[a]	400	403,399
Series N
2.15%, 01/30/20	200	198,884
Westpac Banking Corp.
2.30%, 05/26/20[a]	50	50,068

		12,263,092
BEVERAGES — 3.00%
Anheuser-Busch InBev Worldwide Inc.
5.00%, 04/15/20	100	109,954
5.38%, 01/15/20	300	333,985
Coca-Cola Co. (The)
1.88%, 10/27/20	125	124,154
2.45%, 11/01/20	100	102,044
3.15%, 11/15/20	150	157,212
Coca-Cola Enterprises Inc.
3.50%, 09/15/20	100	103,219
Diageo Capital PLC
4.83%, 07/15/20	50	55,093
PepsiCo Inc.
1.85%, 04/30/20 (Call 03/30/20)	100	99,195
4.50%, 01/15/20	250	274,889

		1,359,745
BIOTECHNOLOGY — 2.33%
Amgen Inc.
3.45%, 10/01/20	255	265,319
Biogen Inc.
2.90%, 09/15/20	200	201,645
Celgene Corp.
2.88%, 08/15/20	200	201,394
3.95%, 10/15/20	50	52,671
Genzyme Corp.
5.00%, 06/15/20	50	56,311

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Gilead Sciences Inc.
2.35%, 02/01/20[a]	$75	$75,458
2.55%, 09/01/20	200	201,649

		1,054,447
CHEMICALS — 1.82%
Albemarle Corp.
4.50%, 12/15/20 (Call 09/15/20)	25	26,205
CF Industries Inc.
7.13%, 05/01/20	100	116,018
Dow Chemical Co. (The)
4.25%, 11/15/20 (Call 08/15/20)	175	185,752
Eastman Chemical Co.
2.70%, 01/15/20 (Call 12/15/19)	105	104,509
Ecolab Inc.
2.25%, 01/12/20	50	49,764
EI du Pont de Nemours & Co.
4.63%, 01/15/20	125	135,183
PetroLogistics LP/PetroLogistics Finance Corp.
6.25%, 04/01/20 (Call 04/01/16)	100	105,000
PPG Industries Inc.
3.60%, 11/15/20	50	51,586
Praxair Inc.
2.25%, 09/24/20	50	49,888

		823,905
COMMERCIAL SERVICES — 0.62%
Automatic Data Processing Inc.
2.25%, 09/15/20 (Call 08/15/20)	100	100,915
Block Financial LLC
4.13%, 10/01/20 (Call 09/01/20)	50	50,561
McGraw Hill Financial Inc.
3.30%, 08/14/20 (Call 07/14/20)[b]	100	101,533
Western Union Co. (The)
5.25%, 04/01/20	25	27,132

		280,141
COMPUTERS — 2.70%
Apple Inc.
1.55%, 02/07/20	300	296,830
2.00%, 05/06/20	50	50,133
EMC Corp./MA
2.65%, 06/01/20	300	271,797
Hewlett Packard Enterprise Co.
3.60%, 10/15/20 (Call 09/15/20)[b]	200	201,260

Security	Principal (000s)	Value
Hewlett-Packard Co.
3.75%, 12/01/20	$150	$152,651
International Business Machines Corp.
1.63%, 05/15/20	200	195,837
Lexmark International Inc.
5.13%, 03/15/20	50	51,993

		1,220,501
DIVERSIFIED FINANCIAL SERVICES — 5.14%
Alterra Finance LLC
6.25%, 09/30/20	50	56,959
American Express Credit Corp.
2.38%, 05/26/20 (Call 04/25/20)	200	199,626
Series F
2.60%, 09/14/20 (Call 08/14/20)	175	176,113
Ameriprise Financial Inc.
5.30%, 03/15/20	105	117,712
Charles Schwab Corp. (The)
4.45%, 07/22/20	125	137,445
Ford Motor Credit Co. LLC
8.13%, 01/15/20	100	119,802
GE Capital International Funding Co.
2.34%, 11/15/20	759	761,644
General Electric Capital Corp.
4.38%, 09/16/20	201	220,435
Lazard Group LLC
4.25%, 11/14/20	50	52,309
Nasdaq Inc.
5.55%, 01/15/20[a]	75	81,978
National Rural Utilities Cooperative Finance Corp.
2.35%, 06/15/20 (Call 05/15/20)	100	99,485
Nomura Holdings Inc.
6.70%, 03/04/20	175	202,957
Synchrony Financial
2.70%, 02/03/20 (Call 01/03/20)	100	98,460

		2,324,925
ELECTRIC — 4.12%
Berkshire Hathaway Energy Co.
2.40%, 02/01/20 (Call 01/01/20)	125	124,756
CMS Energy Corp.
6.25%, 02/01/20	50	57,083
Consolidated Edison Co. of New York Inc.
4.45%, 06/15/20	50	54,645

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
DTE Electric Co.
3.45%, 10/01/20 (Call 07/01/20)	$50	$52,264
Duke Energy Indiana Inc.
3.75%, 07/15/20	125	132,359
Entergy Corp.
5.13%, 09/15/20 (Call 06/15/20)	50	53,510
Exelon Corp.
2.85%, 06/15/20 (Call 05/15/20)	100	100,134
Exelon Generation Co. LLC
2.95%, 01/15/20 (Call 12/15/19)	50	50,002
4.00%, 10/01/20 (Call 07/01/20)	250	259,839
Integrys Holding Inc.
4.17%, 11/01/20	50	53,300
Kentucky Utilities Co.
3.25%, 11/01/20 (Call 08/01/20)	75	77,717
NiSource Finance Corp.
5.45%, 09/15/20	125	138,971
Northern States Power Co.
2.20%, 08/15/20 (Call 07/15/20)	50	50,182
Pacific Gas & Electric Co.
3.50%, 10/01/20 (Call 07/01/20)	145	150,907
Pennsylvania Electric Co.
5.20%, 04/01/20	50	54,091
Public Service Co. of Colorado
3.20%, 11/15/20 (Call 05/15/20)	100	103,777
Southern Co. (The)
2.75%, 06/15/20 (Call 05/15/20)	125	124,094
Southern Power Co.
2.38%, 06/01/20 (Call 05/01/20)	75	72,792
TECO Finance Inc.
5.15%, 03/15/20	50	54,548
WEC Energy Group Inc.
2.45%, 06/15/20 (Call 05/15/20)	100	100,435

		1,865,406
ELECTRONICS — 0.12%
Agilent Technologies Inc.
5.00%, 07/15/20	50	53,633

		53,633
ENVIRONMENTAL CONTROL — 0.46%
Republic Services Inc.
5.00%, 03/01/20	100	110,211
Waste Management Inc.
4.75%, 06/30/20	90	98,576

		208,787

Security	Principal (000s)	Value
FOOD — 2.13%
JM Smucker Co. (The)
2.50%, 03/15/20	$100	$99,923
Kellogg Co.
4.00%, 12/15/20	150	158,763
Kraft Foods Group Inc.
5.38%, 02/10/20	100	110,863
Kraft Heinz Foods Co.
2.80%, 07/02/20 (Call 06/02/20)[b]	200	201,387
Kroger Co. (The)
6.15%, 01/15/20	50	57,094
Mondelez International Inc.
5.38%, 02/10/20	100	111,377
Sysco Corp.
2.60%, 10/01/20 (Call 09/01/20)	125	125,746
Unilever Capital Corp.
2.10%, 07/30/20	100	99,692

		964,845
GAS — 0.11%
Sempra Energy
2.40%, 03/15/20 (Call 02/15/20)	50	49,449

		49,449
HEALTH CARE – PRODUCTS — 2.94%
Baxter International Inc.
4.25%, 03/15/20	50	53,136
Becton Dickinson and Co.
3.25%, 11/12/20	120	123,094
Boston Scientific Corp.
2.85%, 05/15/20	50	49,961
6.00%, 01/15/20	100	111,899
Covidien International Finance SA
4.20%, 06/15/20	50	53,987
Danaher Corp.
2.40%, 09/15/20 (Call 08/15/20)	100	100,957
Life Technologies Corp.
6.00%, 03/01/20	100	112,889
Medtronic Inc.
2.50%, 03/15/20	200	203,002
4.45%, 03/15/20	250	272,576
St. Jude Medical Inc.
2.80%, 09/15/20 (Call 08/15/20)	100	99,826
Zimmer Biomet Holdings Inc.
2.70%, 04/01/20 (Call 03/01/20)	150	149,761

		1,331,088

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
HEALTH CARE – SERVICES — 1.69%
Aetna Inc.
3.95%, 09/01/20	$90	$94,987
Anthem Inc.
4.35%, 08/15/20[a]	100	106,813
Cigna Corp.
5.13%, 06/15/20	50	55,078
Laboratory Corp. of America Holdings
2.63%, 02/01/20	150	149,141
Quest Diagnostics Inc.
2.50%, 03/30/20 (Call 02/29/20)	100	99,097
UnitedHealth Group Inc.
2.70%, 07/15/20	150	153,210
3.88%, 10/15/20 (Call 07/15/20)	100	107,134

		765,460
HOLDING COMPANIES – DIVERSIFIED — 0.53%
Ares Capital Corp.
3.88%, 01/15/20 (Call 12/15/19)	40	40,928
FS Investment Corp.
4.25%, 01/15/20 (Call 12/15/19)	50	50,530
MUFG Americas Holdings Corp.
2.25%, 02/10/20 (Call 01/10/20)	150	148,376

		239,834
HOUSEHOLD PRODUCTS & WARES — 0.24%
Kimberly-Clark Corp.
3.63%, 08/01/20	100	106,446

		106,446
INSURANCE — 2.94%
AEGON Funding Co. LLC
5.75%, 12/15/20	50	56,511
Aflac Inc.
2.40%, 03/16/20	100	100,461
American International Group Inc.
3.38%, 08/15/20[a]	200	207,680
Aon Corp.
5.00%, 09/30/20	75	82,458
Axis Specialty Finance LLC
5.88%, 06/01/20	75	84,037
Berkshire Hathaway Finance Corp.
2.90%, 10/15/20	100	103,420
CNA Financial Corp.
5.88%, 08/15/20	50	56,275

Security	Principal (000s)	Value
Hartford Financial Services Group Inc. (The)
5.50%, 03/30/20	$100	$111,715
Marsh & McLennan Companies Inc.
2.35%, 03/06/20 (Call 02/06/20)	100	100,128
Prudential Financial Inc.
5.38%, 06/21/20	150	168,296
Travelers Companies Inc. (The)
3.90%, 11/01/20	100	107,183
Unum Group
5.63%, 09/15/20	85	94,885
WR Berkley Corp.
5.38%, 09/15/20	50	55,300

		1,328,349
INTERNET — 0.65%
eBay Inc.
3.25%, 10/15/20 (Call 07/15/20)	80	81,055
Expedia Inc.
5.95%, 08/15/20	100	110,393
Symantec Corp.
4.20%, 09/15/20	100	103,934

		295,382
IRON & STEEL — 0.21%
Vale Overseas Ltd.
4.63%, 09/15/20[a]	100	96,845

		96,845
LEISURE TIME — 0.23%
Carnival Corp.
3.95%, 10/15/20	100	104,258

		104,258
MACHINERY — 0.88%
Caterpillar Financial Services Corp.
2.00%, 03/05/20	100	99,305
John Deere Capital Corp.
1.70%, 01/15/20	25	24,541
2.05%, 03/10/20	100	99,345
2.38%, 07/14/20	50	50,236
Rockwell Automation Inc.
2.05%, 03/01/20 (Call 02/01/20)	125	124,390

		397,817
MANUFACTURING — 0.81%
3M Co.
2.00%, 08/07/20	100	100,916

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Airgas Inc.
3.05%, 08/01/20 (Call 07/01/20)	$85	$85,855
Eaton Electric Holdings LLC
3.88%, 12/15/20 (Call 09/15/20)	75	78,585
Ingersoll-Rand Luxembourg Finance SA
2.63%, 05/01/20 (Call 04/01/20)	50	49,699
Pentair Finance SA
3.63%, 09/15/20 (Call 08/15/20)	50	50,299

		365,354
MEDIA — 3.62%
21st Century Fox America Inc.
5.65%, 08/15/20	50	56,779
CBS Corp.
5.75%, 04/15/20	75	84,145
CCO Safari II LLC
3.58%, 07/23/20 (Call 06/23/20)[b]	250	251,173
Comcast Corp.
5.15%, 03/01/20	75	84,035
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
5.20%, 03/15/20	125	136,893
Discovery Communications LLC
5.05%, 06/01/20	150	162,616
NBCUniversal Media LLC
5.15%, 04/30/20	300	336,083
Scripps Networks Interactive Inc.
2.80%, 06/15/20 (Call 05/15/20)	75	73,188
Time Warner Cable Inc.
5.00%, 02/01/20	175	186,568
Time Warner Inc.
4.88%, 03/15/20	150	164,871
Walt Disney Co. (The)
2.15%, 09/17/20[a]	100	100,608

		1,636,959
METAL FABRICATE & HARDWARE — 0.22%
Precision Castparts Corp.
2.25%, 06/15/20 (Call 05/15/20)	100	100,351

		100,351
MINING — 0.72%
Barrick PD Australia Finance Pty Ltd.
4.95%, 01/15/20	50	52,974

Security	Principal (000s)	Value
Freeport-McMoRan Inc.
3.10%, 03/15/20[a]	$100	$87,500
Rio Tinto Finance USA Ltd.
3.50%, 11/02/20	125	129,542
Southern Copper Corp.
5.38%, 04/16/20	50	53,625

		323,641
OFFICE & BUSINESS EQUIPMENT — 0.31%
Xerox Corp.
2.75%, 09/01/20	150	140,769

		140,769
OIL & GAS — 5.21%
BP Capital Markets PLC
2.32%, 02/13/20	175	174,974
4.50%, 10/01/20	250	273,378
Chevron Corp.
1.96%, 03/03/20 (Call 02/03/20)	50	49,675
2.43%, 06/24/20 (Call 05/24/20)	250	252,795
ConocoPhillips
6.00%, 01/15/20	75	86,001
ConocoPhillips Co.
2.20%, 05/15/20 (Call 04/15/20)[a]	100	99,493
EOG Resources Inc.
2.45%, 04/01/20 (Call 03/01/20)	125	125,418
Exxon Mobil Corp.
1.91%, 03/06/20 (Call 02/06/20)	175	175,312
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas Inc.
6.50%, 11/15/20 (Call 11/30/15)	50	45,125
Marathon Oil Corp.
2.70%, 06/01/20 (Call 05/01/20)	75	72,577
Nabors Industries Inc.
5.00%, 09/15/20[a]	75	71,250
Noble Holding International Ltd.
4.90%, 08/01/20	50	42,000
Pioneer Natural Resources Co.
7.50%, 01/15/20	50	56,982
Pride International Inc.
6.88%, 08/15/20	100	96,500
Shell International Finance BV
2.13%, 05/11/20	200	199,628
4.38%, 03/25/20	150	163,488

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Southwestern Energy Co.
4.05%, 01/23/20 (Call 12/23/19)	$100	$95,978
Total Capital SA
4.45%, 06/24/20	150	164,701
Valero Energy Corp.
6.13%, 02/01/20	100	112,725

		2,358,000
OIL & GAS SERVICES — 0.19%
Weatherford International Ltd./Bermuda
5.13%, 09/15/20[a]	100	85,000

		85,000
PACKAGING & CONTAINERS —0.11%
Rock-Tenn Co.
3.50%, 03/01/20	50	51,257

		51,257
PHARMACEUTICALS — 3.64%
Abbott Laboratories
2.00%, 03/15/20	50	49,754
4.13%, 05/27/20	100	108,020
AbbVie Inc.
2.50%, 05/14/20 (Call 04/14/20)	425	419,454
Actavis Funding SCS
3.00%, 03/12/20 (Call 02/12/20)	400	401,304
Allergan Inc./U.S.
3.38%, 09/15/20	50	50,688
Baxalta Inc.
2.88%, 06/23/20 (Call 05/23/20)[b]	100	99,811
Cardinal Health Inc.
4.63%, 12/15/20	50	54,404
Johnson & Johnson
2.95%, 09/01/20	100	104,881
Medco Health Solutions Inc.
4.13%, 09/15/20	50	52,721
Merck & Co. Inc.
1.85%, 02/10/20	150	149,641
Novartis Capital Corp.
4.40%, 04/24/20	100	109,929
Teva Pharmaceutical Finance IV LLC
2.25%, 03/18/20[a]	50	48,234

		1,648,841
PIPELINES — 2.87%
Columbia Pipeline Group Inc.
3.30%, 06/01/20 (Call 05/01/20)[b]	75	74,941

Security	Principal (000s)	Value
Enbridge Energy Partners LP
5.20%, 03/15/20	$50	$52,142
Energy Transfer Partners LP
4.15%, 10/01/20 (Call 08/01/20)	175	174,854
Enterprise Products Operating LLC
5.20%, 09/01/20	175	192,044
Kinder Morgan Energy Partners LP
5.30%, 09/15/20	200	208,534
6.85%, 02/15/20	50	55,316
Phillips 66 Partners LP
2.65%, 02/15/20 (Call 01/15/20)	100	97,135
Plains All American Pipeline LP/PAA Finance Corp.
5.75%, 01/15/20	50	54,631
Regency Energy Partners LP/Regency Energy Finance Corp.
5.75%, 09/01/20 (Call 06/01/20)	25	26,421
Spectra Energy Capital LLC
5.65%, 03/01/20	50	53,623
Sunoco Logistics Partners Operations LP
5.50%, 02/15/20	50	53,807
TransCanada PipeLines Ltd.
3.80%, 10/01/20	50	52,473
Williams Partners LP
4.13%, 11/15/20 (Call 08/15/20)	50	49,232
5.25%, 03/15/20	150	155,809

		1,300,962
REAL ESTATE — 0.17%
American Campus Communities Operating Partnership LP
3.35%, 10/01/20 (Call 09/01/20)	75	75,605

		75,605
REAL ESTATE INVESTMENT TRUSTS — 3.35%
Alexandria Real Estate Equities Inc.
2.75%, 01/15/20 (Call 12/15/19)	50	49,473
American Tower Corp.
2.80%, 06/01/20 (Call 05/01/20)	30	29,785
5.05%, 09/01/20	100	108,835
AvalonBay Communities Inc.
3.63%, 10/01/20 (Call 07/01/20)	100	104,621
Boston Properties LP
5.63%, 11/15/20 (Call 08/15/20)	100	112,494

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
DDR Corp.
7.88%, 09/01/20	$25	$30,271
Digital Delta Holdings LLC
3.40%, 10/01/20 (Call 09/01/20)[b]	100	99,919
Digital Realty Trust LP
5.88%, 02/01/20	50	55,339
ERP Operating LP
4.75%, 07/15/20 (Call 04/15/20)	50	54,565
HCP Inc.
2.63%, 02/01/20 (Call 11/01/19)	100	99,031
Host Hotels & Resorts LP
6.00%, 11/01/20 (Call 11/13/15)	100	103,000
Kilroy Realty LP
6.63%, 06/01/20	50	57,433
Liberty Property LP
4.75%, 10/01/20 (Call 07/01/20)	50	53,631
Select Income REIT
3.60%, 02/01/20 (Call 01/01/20)[a]	50	50,640
Simon Property Group LP
2.50%, 09/01/20 (Call 06/01/20)	100	100,568
5.65%, 02/01/20 (Call 11/01/19)	100	112,862
Tanger Properties LP
6.13%, 06/01/20	50	56,830
UDR Inc.
3.70%, 10/01/20 (Call 07/01/20)	50	51,805
Ventas Realty LP/Ventas Capital Corp.
2.70%, 04/01/20 (Call 01/01/20)	75	74,264
Washington REIT
4.95%, 10/01/20 (Call 04/01/20)	50	53,431
Welltower Inc.
6.13%, 04/15/20	50	56,653

		1,515,450
RETAIL — 3.19%
Advance Auto Parts Inc.
5.75%, 05/01/20	50	55,485
Costco Wholesale Corp.
1.75%, 02/15/20	75	74,421
CVS Health Corp.
2.80%, 07/20/20 (Call 06/20/20)	350	355,669
Home Depot Inc. (The)
3.95%, 09/15/20 (Call 06/15/20)	75	81,364
Lowe’s Companies Inc.
4.63%, 04/15/20 (Call 10/15/19)	75	82,396

Security	Principal (000s)	Value
McDonald’s Corp.
2.20%, 05/26/20 (Call 04/26/20)	$100	$99,060
3.50%, 07/15/20	50	52,232
Nordstrom Inc.
4.75%, 05/01/20	50	55,010
Target Corp.
3.88%, 07/15/20	150	162,089
Wal-Mart Stores Inc.
3.25%, 10/25/20	400	423,636

		1,441,362
SEMICONDUCTORS — 1.50%
Applied Materials Inc.
2.63%, 10/01/20 (Call 09/01/20)	100	100,710
Intel Corp.
2.45%, 07/29/20	200	203,067
QUALCOMM Inc.
2.25%, 05/20/20[a]	230	228,045
Texas Instruments Inc.
1.75%, 05/01/20 (Call 04/01/20)	150	147,324

		679,146
SOFTWARE — 2.10%
Adobe Systems Inc.
4.75%, 02/01/20	125	136,965
Autodesk Inc.
3.13%, 06/15/20 (Call 05/15/20)	75	75,147
Broadridge Financial Solutions Inc.
3.95%, 09/01/20	50	51,737
CA Inc.
3.60%, 08/01/20 (Call 07/01/20)	50	50,712
Fiserv Inc.
2.70%, 06/01/20 (Call 05/01/20)	160	160,146
Microsoft Corp.
1.85%, 02/12/20 (Call 01/12/20)	50	50,124
3.00%, 10/01/20	250	263,110
Oracle Corp.
3.88%, 07/15/20	150	161,460

		949,401
TELECOMMUNICATIONS — 4.76%
America Movil SAB de CV
5.00%, 03/30/20	200	219,555
AT&T Inc.
2.45%, 06/30/20 (Call 05/30/20)	325	321,053

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2020 CORPORATE ETF

October 31, 2015

Security	Principal or Shares (000s)	Value
Cisco Systems Inc.
2.45%, 06/15/20	$250	$254,184
4.45%, 01/15/20[a]	250	274,282
Harris Corp.
4.40%, 12/15/20	50	52,647
Telefonica Emisiones SAU
5.13%, 04/27/20	150	164,219
Verizon Communications Inc.
4.50%, 09/15/20	800	868,420

		2,154,360
TOYS, GAMES & HOBBIES — 0.23%
Mattel Inc.
4.35%, 10/01/20	100	104,967

		104,967
TRANSPORTATION — 1.07%
Burlington Northern Santa Fe LLC
3.60%, 09/01/20 (Call 06/01/20)	50	52,549
CSX Corp.
3.70%, 10/30/20 (Call 07/30/20)	100	105,259
FedEx Corp.
2.30%, 02/01/20	75	75,550
Ryder System Inc.
2.65%, 03/02/20 (Call 02/02/20)	150	149,277
Union Pacific Corp.
1.80%, 02/01/20 (Call 01/01/20)	50	49,437
2.25%, 06/19/20 (Call 05/19/20)	50	50,501

		482,573
TRUCKING & LEASING — 0.22%
GATX Corp.
2.60%, 03/30/20 (Call 02/28/20)	100	98,282

		98,282

TOTAL CORPORATE BONDS & NOTES (Cost: $45,043,130)		44,800,879

SHORT-TERM INVESTMENTS — 6.21%

MONEY MARKET FUNDS — 6.21%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[c,d,e]	2,178	2,178,143
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[c,d,e]	191	190,812

Security	Shares (000s)	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d]	443	$443,120

		2,812,075

TOTAL SHORT-TERM INVESTMENTS (Cost: $2,812,075)		2,812,075

TOTAL INVESTMENTS IN SECURITIES — 105.22%
(Cost: $47,855,205)		47,612,954
Other Assets, Less Liabilities — (5.22)%		(2,363,057)

NET ASSETS — 100.00%		$45,249,897

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® DEC 2021 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 97.97%

ADVERTISING — 0.31%
WPP Finance 2010
4.75%, 11/21/21	$50	$54,040

		54,040
AEROSPACE & DEFENSE — 1.80%
Boeing Co. (The)
2.35%, 10/30/21	50	49,866
Exelis Inc.
5.55%, 10/01/21	25	27,453
L-3 Communications Corp.
4.95%, 02/15/21 (Call 11/15/20)	50	51,760
Lockheed Martin Corp.
3.35%, 09/15/21	100	102,748
Northrop Grumman Corp.
3.50%, 03/15/21	25	25,844
Rockwell Collins Inc.
3.10%, 11/15/21 (Call 08/15/21)	50	50,882

		308,553
AGRICULTURE — 0.93%
Altria Group Inc.
4.75%, 05/05/21	100	109,263
Philip Morris International Inc.
2.90%, 11/15/21	50	50,642

		159,905
AUTO MANUFACTURERS — 1.66%
General Motors Financial Co. Inc.
4.38%, 09/25/21	125	128,642
Toyota Motor Credit Corp.
2.75%, 05/17/21	25	25,233
3.40%, 09/15/21	125	130,284

		284,159
BANKS — 17.36%
Bank of America Corp.
5.00%, 05/13/21	50	54,961
5.88%, 01/05/21	200	228,218
Bank of New York Mellon Corp. (The)
3.55%, 09/23/21 (Call 08/23/21)	125	130,212
Bank of Nova Scotia (The)
2.80%, 07/21/21	125	126,197
BNP Paribas SA
5.00%, 01/15/21	225	251,493

Security	Principal (000s)	Value
Capital One Financial Corp.
4.75%, 07/15/21	$150	$163,515
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands
4.50%, 01/11/21	75	81,810
Goldman Sachs Group Inc. (The)
5.25%, 07/27/21	250	278,907
HSBC Holdings PLC
5.10%, 04/05/21	150	166,872
JPMorgan Chase & Co.
4.35%, 08/15/21	325	347,819
KeyCorp
5.10%, 03/24/21	100	110,294
Lloyds Bank PLC
6.38%, 01/21/21	100	118,758
Morgan Stanley
5.50%, 07/28/21	125	140,884
5.75%, 01/25/21	200	227,292
Royal Bank of Scotland PLC (The)
6.13%, 01/11/21	75	86,902
State Street Corp.
4.38%, 03/07/21	50	54,618
U.S. Bancorp
4.13%, 05/24/21 (Call 04/23/21)	100	108,440
Wells Fargo & Co.
4.60%, 04/01/21	275	300,896

		2,978,088
BEVERAGES — 1.68%
Anheuser-Busch InBev Worldwide Inc.
4.38%, 02/15/21[a]	50	54,182
Coca-Cola Co. (The)
3.30%, 09/01/21	100	104,935
Dr Pepper Snapple Group Inc.
3.20%, 11/15/21 (Call 08/15/21)	25	25,373
PepsiCo Inc.
3.00%, 08/25/21	100	103,247

		287,737
BIOTECHNOLOGY — 1.96%
Amgen Inc.
3.88%, 11/15/21 (Call 08/15/21)	175	184,339
Gilead Sciences Inc.
4.40%, 12/01/21 (Call 09/01/21)	140	151,837

		336,176

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
CHEMICALS — 2.87%
Dow Chemical Co. (The)
4.13%, 11/15/21 (Call 08/15/21)	$100	$104,757
Eastman Chemical Co.
4.50%, 01/15/21 (Call 10/15/20)	50	53,031
Ecolab Inc.
4.35%, 12/08/21	100	107,370
EI du Pont de Nemours & Co.
3.63%, 01/15/21[a]	100	103,632
Monsanto Co.
2.75%, 07/15/21	75	73,372
Mosaic Co. (The)
3.75%, 11/15/21 (Call 08/15/21)	50	50,473

		492,635
COMMERCIAL SERVICES — 0.44%
Synchrony Financial
3.75%, 08/15/21 (Call 06/15/21)	75	75,688

		75,688
COMPUTERS — 2.98%
Apple Inc.
2.85%, 05/06/21	200	205,789
Hewlett-Packard Co.
4.38%, 09/15/21	200	204,216
International Business Machines Corp.
2.90%, 11/01/21	100	101,388

		511,393
DIVERSIFIED FINANCIAL SERVICES — 5.65%
Ford Motor Credit Co. LLC
5.75%, 02/01/21	200	224,783
General Electric Capital Corp.
5.30%, 02/11/21	400	456,139
HSBC Finance Corp.
6.68%, 01/15/21	200	232,369
Jefferies Group LLC
6.88%, 04/15/21	50	55,640

		968,931
ELECTRIC — 3.91%
Dominion Resources Inc./VA
4.45%, 03/15/21	50	53,524
DTE Electric Co.
3.90%, 06/01/21 (Call 03/01/21)	25	26,779
Duke Energy Carolinas LLC
3.90%, 06/15/21 (Call 03/15/21)	150	160,198

Security	Principal (000s)	Value
NextEra Energy Capital Holdings Inc.
4.50%, 06/01/21 (Call 03/01/21)	$50	$53,702
Ohio Power Co. Series M
5.38%, 10/01/21	50	56,571
PacifiCorp
3.85%, 06/15/21 (Call 03/15/21)	100	106,653
Puget Energy Inc.
6.00%, 09/01/21	50	56,914
San Diego Gas & Electric Co.
3.00%, 08/15/21	50	51,507
Southern California Edison Co.
3.88%, 06/01/21 (Call 03/01/21)	50	53,547
Western Massachusetts Electric Co.
3.50%, 09/15/21 (Call 06/15/21)	50	51,972

		671,367
ELECTRONICS — 1.72%
Honeywell International Inc.
4.25%, 03/01/21[a]	150	165,485
PerkinElmer Inc.
5.00%, 11/15/21 (Call 08/15/21)	25	26,482
Thermo Fisher Scientific Inc.
3.60%, 08/15/21 (Call 05/15/21)	100	102,689

		294,656
ENGINEERING & CONSTRUCTION — 0.30%
Fluor Corp.
3.38%, 09/15/21	50	51,223

		51,223
ENVIRONMENTAL CONTROL — 0.48%
Republic Services Inc.
5.25%, 11/15/21	25	27,898
Waste Management Inc.
4.60%, 03/01/21 (Call 12/01/20)	50	54,315

		82,213
FOOD — 2.12%
General Mills Inc.
3.15%, 12/15/21 (Call 09/15/21)	100	101,513
JM Smucker Co. (The)
3.50%, 10/15/21	50	51,303
Kroger Co. (The)
2.95%, 11/01/21 (Call 10/01/21)	50	49,950
3.30%, 01/15/21 (Call 12/15/20)	50	51,261

64	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Unilever Capital Corp.
4.25%, 02/10/21	$100	$109,277

		363,304
FOREST PRODUCTS & PAPER — 0.35%
International Paper Co.
7.50%, 08/15/21	50	60,341

		60,341
GAS — 0.30%
AGL Capital Corp.
3.50%, 09/15/21 (Call 06/15/21)	50	50,848

		50,848
HAND & MACHINE TOOLS — 0.36%
Stanley Black & Decker Inc.
3.40%, 12/01/21 (Call 09/01/21)	60	61,703

		61,703
HEALTH CARE – PRODUCTS — 1.42%
Becton Dickinson and Co.
3.13%, 11/08/21	80	80,248
Life Technologies Corp.
5.00%, 01/15/21 (Call 10/15/20)	25	27,240
Medtronic Inc.
4.13%, 03/15/21 (Call 12/15/20)	80	85,942
Zimmer Biomet Holdings Inc.
3.38%, 11/30/21 (Call 08/30/21)	50	50,414

		243,844
HEALTH CARE – SERVICES — 1.51%
Aetna Inc.
4.13%, 06/01/21 (Call 03/01/21)	50	52,758
Anthem Inc.
3.70%, 08/15/21 (Call 05/15/21)	50	51,469
Quest Diagnostics Inc.
4.70%, 04/01/21	50	53,912
UnitedHealth Group Inc.
2.88%, 12/15/21	100	101,329

		259,468
HOUSEHOLD PRODUCTS & WARES — 0.62%
Kimberly-Clark Corp.
3.88%, 03/01/21	50	54,144
Tupperware Brands Corp.
4.75%, 06/01/21 (Call 03/01/21)	50	51,985

		106,129

Security	Principal (000s)	Value
INSURANCE — 2.56%
Berkshire Hathaway Finance Corp.
4.25%, 01/15/21[a]	$100	$109,162
CNA Financial Corp.
5.75%, 08/15/21	50	56,494
Marsh & McLennan Companies Inc.
4.80%, 07/15/21 (Call 04/15/21)	50	54,978
MetLife Inc.
4.75%, 02/08/21	100	110,425
Progressive Corp. (The)
3.75%, 08/23/21	50	53,114
Prudential Financial Inc.
4.50%, 11/16/21	25	27,320
Willis Group Holdings PLC
5.75%, 03/15/21	25	27,773

		439,266
INTERNET — 1.51%
Amazon.com Inc.
3.30%, 12/05/21 (Call 10/05/21)[a]	125	129,234
eBay Inc.
2.88%, 08/01/21 (Call 06/01/21)	50	48,847
Google Inc.
3.63%, 05/19/21	75	80,521

		258,602
LODGING — 0.75%
Hyatt Hotels Corp.
5.38%, 08/15/21 (Call 05/15/21)	25	27,450
Marriott International Inc./MD
2.88%, 03/01/21 (Call 02/01/21)	75	75,206
Wyndham Worldwide Corp.
5.63%, 03/01/21	25	26,972

		129,628
MACHINERY — 1.53%
Caterpillar Inc.
3.90%, 05/27/21	150	159,506
John Deere Capital Corp.
3.15%, 10/15/21	100	102,914

		262,420
MANUFACTURING — 0.47%
Danaher Corp.
3.90%, 06/23/21 (Call 03/23/21)	50	53,335
Textron Inc.
5.95%, 09/21/21 (Call 06/21/21)	25	28,153

		81,488

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
MEDIA — 5.24%
21st Century Fox America Inc.
4.50%, 02/15/21	$75	$80,772
CBS Corp.
4.30%, 02/15/21 (Call 11/15/20)	25	26,487
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
4.60%, 02/15/21 (Call 11/15/20)	100	107,101
5.00%, 03/01/21	75	81,690
Discovery Communications LLC
4.38%, 06/15/21	50	52,166
NBCUniversal Media LLC
4.38%, 04/01/21	150	162,829
Time Warner Cable Inc.
4.00%, 09/01/21 (Call 06/01/21)	100	101,409
Time Warner Inc.
4.70%, 01/15/21	125	135,994
Viacom Inc.
3.88%, 12/15/21	50	49,346
Walt Disney Co. (The)
2.75%, 08/16/21	100	102,325

		900,119
MINING — 2.35%
Barrick North America Finance LLC
4.40%, 05/30/21	75	74,382
BHP Billiton Finance USA Ltd.
3.25%, 11/21/21	75	75,747
Freeport-McMoRan Inc.
4.00%, 11/14/21	50	41,750
Goldcorp Inc.
3.63%, 06/09/21 (Call 04/09/21)	50	48,775
Kinross Gold Corp.
5.13%, 09/01/21 (Call 06/01/21)[a]	40	35,266
Rio Tinto Finance USA Ltd.
3.75%, 09/20/21	125	127,861

		403,781
OFFICE & BUSINESS EQUIPMENT — 0.44%
Xerox Corp.
4.50%, 05/15/21	75	74,932

		74,932
OIL & GAS — 6.12%
Apache Corp.
3.63%, 02/01/21 (Call 11/01/20)	75	76,747

Security	Principal (000s)	Value
BP Capital Markets PLC
3.56%, 11/01/21	$25	$25,879
4.74%, 03/11/21	150	165,438
Canadian Natural Resources Ltd.
3.45%, 11/15/21 (Call 08/15/21)	50	47,841
ConocoPhillips Co.
2.88%, 11/15/21 (Call 09/15/21)	100	100,037
Devon Energy Corp.
4.00%, 07/15/21 (Call 04/15/21)	75	76,220
Ensco PLC
4.70%, 03/15/21[a]	100	89,000
EQT Corp.
4.88%, 11/15/21	50	50,538
Marathon Petroleum Corp.
5.13%, 03/01/21[a]	50	54,508
Noble Energy Inc.
4.15%, 12/15/21 (Call 09/15/21)	75	75,123
Noble Holding International Ltd.
4.63%, 03/01/21[a]	30	24,000
Occidental Petroleum Corp. Series 1
4.10%, 02/01/21 (Call 11/01/20)	100	107,144
Total Capital International SA
2.75%, 06/19/21	75	75,906
Total Capital SA
4.25%, 12/15/21	75	81,217

		1,049,598
OIL & GAS SERVICES — 0.88%
Baker Hughes Inc.
3.20%, 08/15/21 (Call 05/15/21)	100	99,908
Halliburton Co.
3.25%, 11/15/21 (Call 08/15/21)	50	50,612

		150,520
PACKAGING & CONTAINERS — 0.31%
Bemis Co. Inc.
4.50%, 10/15/21 (Call 07/15/21)	50	52,651

		52,651
PHARMACEUTICALS — 3.20%
AmerisourceBergen Corp.
3.50%, 11/15/21 (Call 08/15/21)	25	25,569
DENTSPLY International Inc.
4.13%, 08/15/21 (Call 05/15/21)	50	52,077

66	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Express Scripts Holding Co.
4.75%, 11/15/21	$100	$107,775
Johnson & Johnson
2.45%, 12/05/21	50	50,600
Merck & Co. Inc.
3.88%, 01/15/21 (Call 10/15/20)	75	80,363
Owens & Minor Inc.
3.88%, 09/15/21	25	25,669
Sanofi
4.00%, 03/29/21	100	107,871
Teva Pharmaceutical Finance Co. BV Series 2
3.65%, 11/10/21	100	99,901

		549,825
PIPELINES — 2.61%
CenterPoint Energy Resources Corp.
4.50%, 01/15/21 (Call 10/15/20)	50	53,031
Enbridge Energy Partners LP
4.20%, 09/15/21 (Call 06/15/21)	50	48,933
Energy Transfer Partners LP
4.65%, 06/01/21 (Call 03/01/21)	75	74,386
Kinder Morgan Energy Partners LP
3.50%, 03/01/21 (Call 01/01/21)[a]	125	117,888
Plains All American Pipeline LP/PAA Finance Corp.
5.00%, 02/01/21 (Call 11/01/20)	50	53,134
Western Gas Partners LP
5.38%, 06/01/21 (Call 03/01/21)	50	52,982
Williams Partners LP
4.00%, 11/15/21 (Call 08/15/21)	50	46,878

		447,232
REAL ESTATE INVESTMENT TRUSTS — 4.84%
American Tower Corp.
5.90%, 11/01/21	75	84,371
AvalonBay Communities Inc.
3.95%, 01/15/21 (Call 10/15/20)	50	52,482
Boston Properties LP
4.13%, 05/15/21 (Call 02/15/21)	50	53,064
Camden Property Trust
4.63%, 06/15/21 (Call 03/15/21)	25	26,723
Corporate Office Properties LP
3.70%, 06/15/21 (Call 04/15/21)	25	24,418
Digital Realty Trust LP
5.25%, 03/15/21 (Call 12/15/20)	25	26,892

Security	Principal (000s)	Value
Duke Realty LP
3.88%, 02/15/21 (Call 12/15/20)	$25	$25,710
ERP Operating LP
4.63%, 12/15/21 (Call 09/15/21)	50	54,294
HCP Inc.
5.38%, 02/01/21 (Call 11/03/20)	80	88,034
Healthcare Realty Trust Inc.
5.75%, 01/15/21	50	55,640
Highwoods Realty LP
3.20%, 06/15/21 (Call 04/15/21)	25	24,659
Kimco Realty Corp.
3.20%, 05/01/21 (Call 03/01/21)	50	50,079
Prologis LP
3.35%, 02/01/21 (Call 11/01/20)	25	25,208
Realty Income Corp.
5.75%, 01/15/21 (Call 10/15/20)	25	27,999
Simon Property Group LP
4.38%, 03/01/21 (Call 12/01/20)	120	130,270
Ventas Realty LP/Ventas Capital Corp.
4.75%, 06/01/21 (Call 03/01/21)	50	53,600
Welltower Inc.
4.95%, 01/15/21 (Call 10/15/20)	25	27,064

		830,507
RETAIL — 4.46%
AutoNation Inc.
3.35%, 01/15/21 (Call 12/15/20)	50	50,428
AutoZone Inc.
2.50%, 04/15/21 (Call 03/15/21)	50	48,952
Best Buy Co. Inc.
5.50%, 03/15/21 (Call 12/15/20)	50	53,625
CVS Health Corp.
4.13%, 05/15/21 (Call 02/15/21)	50	53,572
Gap Inc. (The)
5.95%, 04/12/21 (Call 01/12/21)	75	79,394
Home Depot Inc. (The)
4.40%, 04/01/21 (Call 01/01/21)	100	110,596
Lowe’s Companies Inc.
3.75%, 04/15/21 (Call 01/15/21)	50	53,239
McDonald’s Corp.
3.63%, 05/20/21	50	52,059
Nordstrom Inc.
4.00%, 10/15/21 (Call 07/15/21)	50	52,906
Wal-Mart Stores Inc.
4.25%, 04/15/21	100	110,656

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2021 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Walgreens Boots Alliance Inc.
3.30%, 11/18/21 (Call 09/18/21)	$100	$99,628

		765,055
SEMICONDUCTORS — 1.67%
Applied Materials Inc.
4.30%, 06/15/21	50	53,557
Intel Corp.
3.30%, 10/01/21	150	157,249
KLA-Tencor Corp.
4.13%, 11/01/21 (Call 09/01/21)	25	25,074
Xilinx Inc.
3.00%, 03/15/21	50	50,201

		286,081
SOFTWARE — 1.23%
Microsoft Corp.
4.00%, 02/08/21	100	109,595
Oracle Corp.
2.80%, 07/08/21	100	101,482

		211,077
TELECOMMUNICATIONS — 5.26%
AT&T Inc.
3.88%, 08/15/21	75	78,184
4.45%, 05/15/21[a]	120	128,702
Cisco Systems Inc.
2.90%, 03/04/21	50	51,377
Motorola Solutions Inc.
3.50%, 09/01/21	25	23,462
Orange SA
4.13%, 09/14/21	50	53,371
Qwest Corp.
6.75%, 12/01/21	25	26,875
Telefonica Emisiones SAU
5.46%, 02/16/21[a]	75	83,704
Verizon Communications Inc.
3.00%, 11/01/21 (Call 09/01/21)	300	300,513
3.45%, 03/15/21	50	51,563
3.50%, 11/01/21	50	51,175
Vodafone Group PLC
4.38%, 03/16/21	50	53,341

		902,267
TRANSPORTATION — 1.66%
Burlington Northern Santa Fe LLC
3.45%, 09/15/21 (Call 06/15/21)	50	51,632

Security	Principal or Shares (000s)	Value
Canadian National Railway Co.
2.85%, 12/15/21 (Call 09/15/21)	$25	$25,313
CSX Corp.
4.25%, 06/01/21 (Call 03/01/21)	25	26,697
Norfolk Southern Corp.
3.25%, 12/01/21 (Call 09/01/21)	50	50,456
Union Pacific Corp.
4.00%, 02/01/21 (Call 11/01/20)	25	26,974
United Parcel Service Inc.
3.13%, 01/15/21	100	104,433

		285,505
TRUCKING & LEASING — 0.15%
GATX Corp.
4.85%, 06/01/21	25	26,479

		26,479

TOTAL CORPORATE BONDS & NOTES
(Cost: $16,981,266)		16,809,434

SHORT-TERM INVESTMENTS — 13.90%

MONEY MARKET FUNDS — 13.90%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[b,c,d]	854	853,545
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[b,c,d]	75	74,773
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[b,c]	1,457	1,456,846

		2,385,164

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,385,164)		2,385,164

TOTAL INVESTMENTS IN SECURITIES — 111.87%
(Cost: $19,366,430)		19,194,598
Other Assets, Less Liabilities — (11.87)%		(2,037,112)

NET ASSETS — 100.00%		$17,157,486

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

68	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® DEC 2022 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.11%

ADVERTISING — 0.38%
Omnicom Group Inc.
3.63%, 05/01/22	$50	$50,589

		50,589
AEROSPACE & DEFENSE — 1.48%
General Dynamics Corp.
2.25%, 11/15/22 (Call 08/15/22)	100	96,250
United Technologies Corp.
3.10%, 06/01/22	100	102,205

		198,455
AGRICULTURE — 1.49%
Altria Group Inc.
2.85%, 08/09/22	100	98,472
Reynolds American Inc.
3.25%, 11/01/22	50	49,593
4.00%, 06/12/22	50	52,032

		200,097
AUTO MANUFACTURERS — 1.13%
General Motors Financial Co. Inc.
3.45%, 04/10/22	50	48,756
Toyota Motor Credit Corp.
3.30%, 01/12/22	100	103,681

		152,437
BANKS — 13.14%
Bank of America Corp.
5.70%, 01/24/22	100	114,431
Bank of Montreal
2.55%, 11/06/22 (Call 10/06/22)	50	49,204
Citigroup Inc.
4.05%, 07/30/22	150	153,539
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands
3.88%, 02/08/22	200	210,494
Fifth Third Bancorp
3.50%, 03/15/22 (Call 02/15/22)	25	25,422
Goldman Sachs Group Inc. (The)
5.75%, 01/24/22	230	263,558
HSBC Holdings PLC
4.00%, 03/30/22	150	157,514
JPMorgan Chase & Co.
3.25%, 09/23/22	50	50,302
4.50%, 01/24/22	250	270,396

Security	Principal (000s)	Value
Morgan Stanley
4.88%, 11/01/22	$125	$133,973
PNC Funding Corp.
3.30%, 03/08/22 (Call 02/06/22)[a]	100	102,845
U.S. Bancorp
2.95%, 07/15/22 (Call 06/15/22)[b]	100	99,386
Wells Fargo & Co.
3.50%, 03/08/22	130	135,017

		1,766,081
BEVERAGES — 2.73%
Anheuser-Busch InBev Worldwide Inc.
2.50%, 07/15/22	150	143,254
Beam Suntory Inc.
3.25%, 05/15/22 (Call 02/15/22)	25	24,420
Diageo Investment Corp.
2.88%, 05/11/22	50	49,598
Molson Coors Brewing Co.
3.50%, 05/01/22[b]	50	49,281
PepsiCo Inc.
2.75%, 03/05/22	100	100,803

		367,356
BIOTECHNOLOGY — 1.14%
Amgen Inc.
3.63%, 05/15/22 (Call 02/15/22)	50	51,342
Celgene Corp.
3.55%, 08/15/22	100	101,261

		152,603
BUILDING MATERIALS — 0.19%
Owens Corning
4.20%, 12/15/22 (Call 09/15/22)	25	25,146

		25,146
CHEMICALS — 2.07%
Agrium Inc.
3.15%, 10/01/22 (Call 07/01/22)	25	24,239
Dow Chemical Co. (The)
3.00%, 11/15/22 (Call 08/15/22)	80	78,004
Eastman Chemical Co.
3.60%, 08/15/22 (Call 05/15/22)	80	80,224
Praxair Inc.
2.20%, 08/15/22 (Call 05/15/22)	100	95,704

		278,171

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
COMMERCIAL SERVICES — 0.29%
Catholic Health Initiatives
2.95%, 11/01/22	$40	$39,005

		39,005
COMPUTERS — 2.55%
Apple Inc.
2.15%, 02/09/22	125	122,543
Computer Sciences Corp.
4.45%, 09/15/22	25	25,667
Hewlett Packard Enterprise Co.
4.40%, 10/15/22 (Call 08/15/22)[c]	50	50,262
Hewlett-Packard Co.
4.05%, 09/15/22	50	49,550
International Business Machines Corp.
1.88%, 08/01/22	100	94,454

		342,476
COSMETICS & PERSONAL CARE — 0.59%
Procter & Gamble Co. (The)
2.30%, 02/06/22	80	79,760

		79,760
DISTRIBUTION & WHOLESALE — 0.19%
Ingram Micro Inc.
5.00%, 08/10/22 (Call 02/10/22)	25	25,811

		25,811
DIVERSIFIED FINANCIAL SERVICES — 2.61%
American Express Co.
2.65%, 12/02/22	75	73,234
CME Group Inc./IL
3.00%, 09/15/22	75	75,456
Discover Financial Services
3.85%, 11/21/22	50	49,537
General Electric Capital Corp.
3.15%, 09/07/22	100	102,785
TD Ameritrade Holding Corp.
2.95%, 04/01/22 (Call 02/01/22)	50	49,681

		350,693
ELECTRIC — 4.84%
Ameren Illinois Co.
2.70%, 09/01/22 (Call 06/01/22)	25	24,613
American Electric Power Co. Inc.
2.95%, 12/15/22 (Call 09/15/22)	44	42,752

Security	Principal (000s)	Value
Dominion Resources Inc./VA Series B
2.75%, 09/15/22 (Call 06/15/22)	$50	$48,406
DTE Energy Co.
3.30%, 06/15/22 (Call 04/15/22)[c]	25	25,378
Exelon Generation Co. LLC
4.25%, 06/15/22 (Call 03/15/22)	50	50,413
Great Plains Energy Inc.
5.29%, 06/15/22 (Call 03/15/22)[d]	25	27,687
Oncor Electric Delivery Co. LLC
4.10%, 06/01/22 (Call 03/01/22)[b]	75	78,180
Pacific Gas & Electric Co.
2.45%, 08/15/22 (Call 05/15/22)	50	48,227
PacifiCorp
2.95%, 02/01/22 (Call 11/01/21)	50	50,407
PPL Capital Funding Inc.
4.20%, 06/15/22 (Call 03/15/22)	50	52,710
Progress Energy Inc.
3.15%, 04/01/22 (Call 01/01/22)	80	79,994
Southern California Edison Co. Series B
2.40%, 02/01/22 (Call 12/01/21)	100	97,430
TransAlta Corp.
4.50%, 11/15/22 (Call 08/15/22)	25	23,948

		650,145
ELECTRONICS — 1.17%
Avnet Inc.
4.88%, 12/01/22	25	25,945
Koninklijke Philips NV
3.75%, 03/15/22	80	81,124
Thermo Fisher Scientific Inc.
3.30%, 02/15/22	50	50,026

		157,095
ENGINEERING & CONSTRUCTION — 0.59%
ABB Finance USA Inc.
2.88%, 05/08/22	80	79,171

		79,171
ENVIRONMENTAL CONTROL — 0.37%
Waste Management Inc.
2.90%, 09/15/22 (Call 06/15/22)	50	49,471

		49,471
FOOD — 1.93%
ConAgra Foods Inc.
3.25%, 09/15/22	30	28,919

70	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Kraft Foods Group Inc.
3.50%, 06/06/22	$100	$101,760
Kraft Heinz Foods Co.
3.50%, 07/15/22 (Call 05/15/22)[c]	50	50,848
Sysco Corp.
2.60%, 06/12/22	25	24,328
Tyson Foods Inc.
4.50%, 06/15/22 (Call 03/15/22)	50	53,271

		259,126
FOREST PRODUCTS & PAPER — 0.44%
International Paper Co.
4.75%, 02/15/22 (Call 11/15/21)	55	59,018

		59,018
GAS — 0.36%
Sempra Energy
2.88%, 10/01/22 (Call 07/01/22)	50	48,600

		48,600
HAND & MACHINE TOOLS — 0.37%
Stanley Black & Decker Inc.
2.90%, 11/01/22	50	49,216

		49,216
HEALTH CARE – PRODUCTS — 2.07%
Boston Scientific Corp.
3.38%, 05/15/22	50	50,013
Covidien International Finance SA
3.20%, 06/15/22 (Call 03/15/22)	25	25,504
Medtronic Inc.
3.15%, 03/15/22	150	153,569
Zimmer Biomet Holdings Inc.
3.15%, 04/01/22 (Call 02/01/22)	50	49,597

		278,683
HEALTH CARE – SERVICES — 1.79%
Aetna Inc.
2.75%, 11/15/22 (Call 08/15/22)	50	48,587
Anthem Inc.
3.13%, 05/15/22	50	49,484
Cigna Corp.
4.00%, 02/15/22 (Call 11/15/21)	25	25,991
UnitedHealth Group Inc.
2.88%, 03/15/22 (Call 12/15/21)	65	65,267
3.35%, 07/15/22	50	51,793

		241,122

Security	Principal (000s)	Value
HOLDING COMPANIES – DIVERSIFIED — 0.37%
Brixmor Operating Partnership LP
3.88%, 08/15/22 (Call 06/15/22)	$25	$25,050
FS Investment Corp.
4.75%, 05/15/22 (Call 04/15/22)	25	24,531

		49,581
HOUSEHOLD PRODUCTS & WARES — 0.36%
Church & Dwight Co. Inc.
2.88%, 10/01/22	50	48,842

		48,842
INSURANCE — 2.91%
American International Group Inc.
4.88%, 06/01/22	100	110,485
Berkshire Hathaway Finance Corp.
3.00%, 05/15/22	100	101,178
Hartford Financial Services Group Inc. (The)
5.13%, 04/15/22	50	55,261
MetLife Inc.
3.05%, 12/15/22	75	74,565
Principal Financial Group Inc.
3.30%, 09/15/22	50	49,690

		391,179
INTERNET — 0.71%
Amazon.com Inc.
2.50%, 11/29/22 (Call 08/29/22)	50	48,660
eBay Inc.
2.60%, 07/15/22 (Call 04/15/22)	50	46,416

		95,076
IRON & STEEL — 0.51%
Vale Overseas Ltd.
4.38%, 01/11/22[b]	75	68,578

		68,578
LODGING — 0.45%
Wyndham Worldwide Corp.
4.25%, 03/01/22 (Call 12/01/21)	60	59,995

		59,995
MACHINERY — 1.11%
Caterpillar Inc.
2.60%, 06/26/22 (Call 03/26/22)	50	48,945
John Deere Capital Corp.
2.75%, 03/15/22	75	75,036

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Roper Technologies Inc.
3.13%, 11/15/22 (Call 08/15/22)	$25	$24,647

		148,628
MANUFACTURING — 2.08%
3M Co.
2.00%, 06/26/22	50	48,591
Eaton Corp.
2.75%, 11/02/22	100	97,618
General Electric Co.
2.70%, 10/09/22	125	124,595
Pentair Finance SA
3.15%, 09/15/22 (Call 06/15/22)	10	9,412

		280,216
MEDIA — 4.68%
21st Century Fox America Inc.
3.00%, 09/15/22	50	49,230
CBS Corp.
3.38%, 03/01/22 (Call 12/01/21)	50	49,502
CCO Safari II LLC
4.46%, 07/23/22 (Call 05/23/22)[c]	125	126,943
Comcast Cable Communications Holdings Inc.
9.46%, 11/15/22	75	104,635
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
3.80%, 03/15/22[b]	75	76,395
Scripps Networks Interactive Inc.
3.50%, 06/15/22 (Call 04/15/22)	25	24,264
Time Warner Inc.
4.00%, 01/15/22	50	51,943
Viacom Inc.
3.13%, 06/15/22 (Call 03/15/22)	50	46,503
Walt Disney Co. (The)
2.35%, 12/01/22	100	99,021

		628,436
MINING — 2.80%
Barrick Gold Corp.
3.85%, 04/01/22	50	46,741
BHP Billiton Finance USA Ltd.
2.88%, 02/24/22	75	74,031
Freeport-McMoRan Inc.
3.55%, 03/01/22 (Call 12/01/21)[b]	100	80,000
Newmont Mining Corp.
3.50%, 03/15/22 (Call 12/15/21)[b]	80	73,511

Security	Principal (000s)	Value
Rio Tinto Finance USA PLC
2.88%, 08/21/22 (Call 05/21/22)	$75	$72,262
Southern Copper Corp.
3.50%, 11/08/22	30	29,100

		375,645
OIL & GAS — 7.32%
Apache Corp.
3.25%, 04/15/22 (Call 01/15/22)	50	48,995
BP Capital Markets PLC
2.50%, 11/06/22	150	144,352
3.25%, 05/06/22	5	5,072
Chevron Corp.
2.36%, 12/05/22 (Call 09/05/22)[b]	100	96,830
2.41%, 03/03/22 (Call 01/03/22)	25	24,595
Cimarex Energy Co.
5.88%, 05/01/22 (Call 05/01/17)	25	26,250
ConocoPhillips Co.
2.40%, 12/15/22 (Call 09/15/22)	50	47,465
Continental Resources Inc./OK
5.00%, 09/15/22 (Call 03/15/17)	50	44,750
Devon Energy Corp.
3.25%, 05/15/22 (Call 02/15/22)[b]	50	48,079
Exxon Mobil Corp.
2.40%, 03/06/22 (Call 01/06/22)	75	74,373
Marathon Oil Corp.
2.80%, 11/01/22 (Call 08/01/22)	50	44,661
Murphy Oil Corp.
4.00%, 06/01/22 (Call 03/01/22)	50	41,954
Phillips 66
4.30%, 04/01/22	75	79,297
Pioneer Natural Resources Co.
3.95%, 07/15/22 (Call 04/15/22)[b]	25	25,068
Rowan Companies Inc.
4.88%, 06/01/22 (Call 03/01/22)	50	40,000
Shell International Finance BV
2.38%, 08/21/22	50	48,626
Southwestern Energy Co.
4.10%, 03/15/22 (Call 12/15/21)	50	42,641
Total Capital International SA
2.88%, 02/17/22	100	100,419

		983,427
OIL & GAS SERVICES — 0.78%
National Oilwell Varco Inc.
2.60%, 12/01/22 (Call 09/01/22)	80	73,843

72	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Weatherford International Ltd./Bermuda
4.50%, 04/15/22 (Call 01/15/22)[b]	$40	$31,400

		105,243
PACKAGING & CONTAINERS — 0.58%
Packaging Corp. of America
3.90%, 06/15/22 (Call 03/15/22)	50	51,129
Rock-Tenn Co.
4.90%, 03/01/22	25	26,896

		78,025
PHARMACEUTICALS — 6.60%
AbbVie Inc.
2.90%, 11/06/22	150	145,341
Actavis Funding SCS
3.45%, 03/15/22 (Call 01/15/22)	150	149,230
Actavis Inc.
3.25%, 10/01/22 (Call 07/01/22)	50	48,632
Baxalta Inc.
3.60%, 06/23/22 (Call 04/23/22)[c]	25	25,230
Bristol-Myers Squibb Co.
2.00%, 08/01/22	50	47,998
Cardinal Health Inc.
3.20%, 06/15/22	25	24,997
Express Scripts Holding Co.
3.90%, 02/15/22	50	51,542
GlaxoSmithKline Capital PLC
2.85%, 05/08/22	100	100,584
McKesson Corp.
2.70%, 12/15/22 (Call 09/15/22)	50	47,797
Merck & Co. Inc.
2.40%, 09/15/22 (Call 06/15/22)	50	49,214
Novartis Capital Corp.
2.40%, 09/21/22	150	149,228
Teva Pharmaceutical Finance Co. BV
2.95%, 12/18/22	50	46,973

		886,766
PIPELINES — 3.73%
El Paso Natural Gas Co. LLC
8.63%, 01/15/22	25	29,414
Energy Transfer Partners LP
5.20%, 02/01/22 (Call 11/01/21)	100	99,720
Enterprise Products Operating LLC
4.05%, 02/15/22	25	25,413

Security	Principal (000s)	Value
Kinder Morgan Energy Partners LP
3.95%, 09/01/22 (Call 06/01/22)	$50	$46,573
ONEOK Partners LP
3.38%, 10/01/22 (Call 07/01/22)	50	43,950
Plains All American Pipeline LP/PAA Finance Corp.
3.65%, 06/01/22 (Call 03/01/22)	50	48,567
Sunoco Logistics Partners Operations LP
4.65%, 02/15/22	25	24,332
TransCanada PipeLines Ltd.
2.50%, 08/01/22[b]	50	46,868
Western Gas Partners LP
4.00%, 07/01/22 (Call 04/01/22)	50	47,872
Williams Partners LP
3.35%, 08/15/22 (Call 05/15/22)	50	43,712
3.60%, 03/15/22 (Call 01/15/22)	50	45,099

		501,520
REAL ESTATE INVESTMENT TRUSTS — 4.37%
American Tower Corp.
4.70%, 03/15/22	50	51,945
AvalonBay Communities Inc.
2.95%, 09/15/22 (Call 06/15/22)	50	49,077
DDR Corp.
4.63%, 07/15/22 (Call 04/15/22)	25	25,951
Digital Realty Trust LP
3.95%, 07/01/22 (Call 05/01/22)	50	49,881
Duke Realty LP
3.88%, 10/15/22 (Call 07/15/22)	50	50,364
HCP Inc.
3.15%, 08/01/22 (Call 05/01/22)	25	24,081
Hospitality Properties Trust
5.00%, 08/15/22 (Call 02/15/22)	50	51,625
Mack-Cali Realty LP
4.50%, 04/18/22 (Call 01/18/22)	25	24,722
Realty Income Corp.
3.25%, 10/15/22 (Call 07/15/22)	50	48,477
Select Income REIT
4.15%, 02/01/22 (Call 12/01/21)	25	24,473
Simon Property Group LP
3.38%, 03/15/22 (Call 12/15/21)	55	56,451
Ventas Realty LP/Ventas Capital Corp.
3.25%, 08/15/22 (Call 05/15/22)	25	24,327
4.25%, 03/01/22 (Call 12/01/21)	50	51,757

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Welltower Inc.
5.25%, 01/15/22 (Call 10/15/21)	$50	$54,466

		587,597
RETAIL — 4.18%
Costco Wholesale Corp.
2.25%, 02/15/22	65	63,835
CVS Health Corp.
2.75%, 12/01/22 (Call 09/01/22)	50	48,889
3.50%, 07/20/22 (Call 05/20/22)	100	103,013
Home Depot Inc. (The)
2.63%, 06/01/22 (Call 05/01/22)	50	50,163
Lowe’s Companies Inc.
3.12%, 04/15/22 (Call 01/15/22)	50	51,045
McDonald’s Corp.
2.63%, 01/15/22	50	48,801
QVC Inc.
5.13%, 07/02/22	25	25,598
Target Corp.
2.90%, 01/15/22	100	101,641
Walgreen Co.
3.10%, 09/15/22	70	68,086

		561,071
SEMICONDUCTORS — 1.47%
Intel Corp.
2.70%, 12/15/22[b]	100	99,667
QUALCOMM Inc.
3.00%, 05/20/22	100	98,301

		197,968
SOFTWARE — 3.32%
Dun & Bradstreet Corp. (The)
4.38%, 12/01/22 (Call 09/01/22)	25	24,809
Fidelity National Information Services Inc.
5.00%, 03/15/22 (Call 03/15/17)	50	52,022
Microsoft Corp.
2.38%, 02/12/22 (Call 01/12/22)	150	149,691
Oracle Corp.
2.50%, 10/15/22	225	220,041

		446,563
TELECOMMUNICATIONS — 4.00%
AT&T Inc.
3.00%, 02/15/22	150	148,455
3.00%, 06/30/22 (Call 04/30/22)	150	147,142

Security	Principal or Shares (000s)	Value
Cisco Systems Inc.
3.00%, 06/15/22	$25	$25,589
Motorola Solutions Inc.
3.75%, 05/15/22	50	46,413
Telefonaktiebolaget LM Ericsson
4.13%, 05/15/22	50	51,659
Verizon Communications Inc.
2.45%, 11/01/22 (Call 08/01/22)	75	71,718
Vodafone Group PLC
2.50%, 09/26/22	50	46,660

		537,636
TRANSPORTATION — 1.87%
Burlington Northern Santa Fe LLC
3.05%, 09/01/22 (Call 06/01/22)[b]	75	74,716
Canadian National Railway Co.
2.25%, 11/15/22 (Call 08/15/22)	50	48,405
FedEx Corp.
2.63%, 08/01/22	25	24,324
Union Pacific Corp.
4.16%, 07/15/22 (Call 04/15/22)	50	54,364
United Parcel Service Inc.
2.45%, 10/01/22	50	49,211

		251,020

TOTAL CORPORATE BONDS & NOTES
(Cost: $13,366,892)		13,183,339

SHORT-TERM INVESTMENTS — 7.24%

MONEY MARKET FUNDS — 7.24%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[a,e,f]	764	764,300
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[a,e,f]	67	66,955
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[a,e]	141	140,759

		972,014

TOTAL SHORT-TERM INVESTMENTS
(Cost: $972,014)		972,014

74	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2022 CORPORATE ETF

October 31, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 105.35%
(Cost: $14,338,906)	$14,155,353
Other Assets, Less Liabilities — (5.35)%	(718,305)

NET ASSETS — 100.00%	$13,437,048

[a]	Affiliated issuer. See Note 2.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	75

Schedule of Investments

iSHARES® iBONDS® DEC 2023 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 97.75%

ADVERTISING — 0.45%
Interpublic Group of Companies Inc. (The)
3.75%, 02/15/23	$50	$49,272

		49,272
AEROSPACE & DEFENSE — 1.16%
Northrop Grumman Corp.
3.25%, 08/01/23	100	100,807
Rockwell Collins Inc.
3.70%, 12/15/23 (Call 09/15/23)	25	26,020

		126,827
AGRICULTURE — 1.40%
Altria Group Inc.
2.95%, 05/02/23	50	49,004
Philip Morris International Inc.
3.60%, 11/15/23	50	52,123
Reynolds American Inc.
3.75%, 05/20/23 (Call 02/20/23)[a]	25	25,157
4.85%, 09/15/23	25	26,944

		153,228
AUTO MANUFACTURERS — 1.49%
General Motors Co.
4.88%, 10/02/23	100	105,182
Toyota Motor Credit Corp.
2.63%, 01/10/23	59	58,136

		163,318
AUTO PARTS & EQUIPMENT — 0.71%
Delphi Corp.
5.00%, 02/15/23 (Call 02/15/18)	75	78,000

		78,000
BANKS — 16.12%
Bank of America Corp.
3.30%, 01/11/23	350	348,402
BNP Paribas SA
3.25%, 03/03/23	100	100,508
Capital One Financial Corp.
3.50%, 06/15/23	100	98,866
Citigroup Inc.
3.88%, 10/25/23	200	206,854
Goldman Sachs Group Inc. (The)
3.63%, 01/22/23	120	122,241

Security	Principal (000s)	Value
JPMorgan Chase & Co.
3.20%, 01/25/23	$250	$249,168
3.38%, 05/01/23	7	6,829
Morgan Stanley
3.75%, 02/25/23	200	205,782
4.10%, 05/22/23	75	76,457
State Street Corp.
3.10%, 05/15/23	125	123,330
Wells Fargo & Co.
4.13%, 08/15/23	75	77,694
Series M
3.45%, 02/13/23[b]	150	149,597

		1,765,728
BEVERAGES — 2.96%
Anheuser-Busch InBev Finance Inc.
2.63%, 01/17/23	50	47,288
Coca-Cola Co. (The)
3.20%, 11/01/23[b]	125	129,001
Diageo Capital PLC
2.63%, 04/29/23 (Call 01/29/23)	50	48,418
PepsiCo Inc.
2.75%, 03/01/23	100	99,527

		324,234
CHEMICALS — 2.69%
Agrium Inc.
3.50%, 06/01/23 (Call 03/01/23)	25	24,426
CF Industries Inc.
3.45%, 06/01/23	50	47,737
EI du Pont de Nemours & Co.
2.80%, 02/15/23[b]	75	71,966
LYB International Finance BV
4.00%, 07/15/23	50	50,689
Mosaic Co. (The)
4.25%, 11/15/23 (Call 08/15/23)	50	50,326
Praxair Inc.
2.70%, 02/21/23 (Call 11/21/22)	50	49,178

		294,322
COMMERCIAL SERVICES — 0.31%
Lender Processing Services Inc./Black Knight Lending Solutions Inc.
5.75%, 04/15/23 (Call 10/15/17)	32	33,520

		33,520

76	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
COMPUTERS — 3.58%
Apple Inc.
2.40%, 05/03/23	$250	$244,410
International Business Machines Corp.
3.38%, 08/01/23	100	101,730
Seagate HDD Cayman
4.75%, 06/01/23	50	46,374

		392,514
COSMETICS & PERSONAL CARE — 0.94%
Procter & Gamble Co. (The)
3.10%, 08/15/23	100	103,135

		103,135
DIVERSIFIED FINANCIAL SERVICES — 2.10%
Ameriprise Financial Inc.
4.00%, 10/15/23	50	52,247
General Electric Capital Corp.
3.10%, 01/09/23	100	101,603
Intercontinental Exchange Inc.
4.00%, 10/15/23	50	51,717
Jefferies Group LLC
5.13%, 01/20/23	25	24,736

		230,303
ELECTRIC — 5.25%
Berkshire Hathaway Energy Co.
3.75%, 11/15/23 (Call 08/15/23)	60	62,045
Black Hills Corp.
4.25%, 11/30/23 (Call 08/30/23)	50	52,544
Delmarva Power & Light Co.
3.50%, 11/15/23 (Call 08/15/23)	50	51,023
Duke Energy Corp.
3.95%, 10/15/23 (Call 07/15/23)	50	52,191
Eversource Energy
2.80%, 05/01/23 (Call 02/01/23)	100	96,369
ITC Holdings Corp.
4.05%, 07/01/23 (Call 04/01/23)	50	51,612
Northern States Power Co./MN
2.60%, 05/15/23 (Call 11/15/22)	100	98,304
PPL Capital Funding Inc.
3.40%, 06/01/23 (Call 03/01/23)[b]	50	50,222
PSEG Power LLC
4.30%, 11/15/23 (Call 08/15/23)	60	60,989

		575,299

Security	Principal (000s)	Value
ELECTRICAL COMPONENTS & EQUIPMENT — 0.45%
Emerson Electric Co.
2.63%, 02/15/23 (Call 11/15/22)	$50	$49,064

		49,064
ENVIRONMENTAL CONTROL — 0.50%
Republic Services Inc.
4.75%, 05/15/23 (Call 02/15/23)	50	54,693

		54,693
FOOD — 0.90%
ConAgra Foods Inc.
3.20%, 01/25/23 (Call 10/25/22)	50	47,654
Kroger Co. (The)
3.85%, 08/01/23 (Call 05/01/23)[b]	50	51,306

		98,960
GAS — 0.48%
Sempra Energy
4.05%, 12/01/23 (Call 09/01/23)	50	52,039

		52,039
HEALTH CARE – PRODUCTS — 1.82%
Boston Scientific Corp.
4.13%, 10/01/23 (Call 07/01/23)	50	51,571
Covidien International Finance SA
2.95%, 06/15/23 (Call 03/15/23)	50	49,488
Medtronic Inc.
2.75%, 04/01/23 (Call 01/01/23)	100	98,338

		199,397
HEALTH CARE – SERVICES — 2.27%
Anthem Inc.
3.30%, 01/15/23	75	74,278
Howard Hughes Medical Institute
3.50%, 09/01/23	80	83,331
Laboratory Corp. of America Holdings
4.00%, 11/01/23 (Call 08/01/23)	50	50,663
UnitedHealth Group Inc.
2.88%, 03/15/23	40	39,719

		247,991
HOLDING COMPANIES – DIVERSIFIED — 0.45%
Leucadia National Corp.
5.50%, 10/18/23 (Call 01/18/23)	50	49,518

		49,518

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
INSURANCE — 3.26%
ACE INA Holdings Inc.
2.70%, 03/13/23	$50	$48,525
Aflac Inc.
3.63%, 06/15/23	50	51,013
Allstate Corp. (The)
3.15%, 06/15/23	50	49,994
Aon PLC
4.00%, 11/27/23 (Call 08/27/23)	50	51,177
Berkshire Hathaway Inc.
3.00%, 02/11/23	50	50,483
Lincoln National Corp.
4.00%, 09/01/23	50	51,693
MetLife Inc. Series D
4.37%, 09/15/23	50	53,839

		356,724
IRON & STEEL — 0.46%
Nucor Corp.
4.00%, 08/01/23 (Call 05/01/23)	50	50,479

		50,479
LODGING — 0.66%
Hyatt Hotels Corp.
3.38%, 07/15/23 (Call 04/15/23)	15	14,238
Starwood Hotels & Resorts Worldwide Inc.
3.13%, 02/15/23 (Call 11/15/22)	60	57,435

		71,673
MACHINERY — 0.44%
Caterpillar Financial Services Corp.
2.63%, 03/01/23	50	48,447

		48,447
MANUFACTURING — 0.71%
Ingersoll-Rand Global Holding Co. Ltd.
4.25%, 06/15/23	75	77,607

		77,607
MEDIA — 2.75%
NBCUniversal Media LLC
2.88%, 01/15/23	100	100,150
Time Warner Inc.
4.05%, 12/15/23	100	103,273

Security	Principal (000s)	Value
Viacom Inc.
4.25%, 09/01/23 (Call 06/01/23)[b]	$100	$98,027

		301,450
METAL FABRICATE & HARDWARE — 0.22%
Precision Castparts Corp.
2.50%, 01/15/23 (Call 10/15/22)	25	24,145

		24,145
MINING — 2.68%
Barrick Gold Corp.
4.10%, 05/01/23[b]	50	46,030
BHP Billiton Finance USA Ltd.
3.85%, 09/30/23	100	102,388
Freeport-McMoRan Inc.
3.88%, 03/15/23 (Call 12/15/22)[b]	125	97,188
Goldcorp Inc.
3.70%, 03/15/23 (Call 12/15/22)	50	47,810

		293,416
OIL & GAS — 5.47%
BP Capital Markets PLC
2.75%, 05/10/23	100	97,002
Cenovus Energy Inc.
3.80%, 09/15/23 (Call 06/15/23)	20	18,887
Chevron Corp.
3.19%, 06/24/23 (Call 03/24/23)	100	101,781
Continental Resources Inc./OK
4.50%, 04/15/23 (Call 01/15/23)	50	43,943
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)[b]	100	97,849
Shell International Finance BV
3.40%, 08/12/23	100	102,604
Total Capital Canada Ltd.
2.75%, 07/15/23	140	136,929

		598,995
OIL & GAS SERVICES — 1.64%
Halliburton Co.
3.50%, 08/01/23 (Call 05/01/23)	50	49,825
Schlumberger Investment SA
3.65%, 12/01/23 (Call 09/01/23)	125	129,737

		179,562
PACKAGING & CONTAINERS — 0.48%
Packaging Corp. of America
4.50%, 11/01/23 (Call 08/01/23)	50	52,499

		52,499

78	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
PHARMACEUTICALS — 5.05%
Bristol-Myers Squibb Co.
3.25%, 11/01/23	$50	$51,597
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23	100	99,328
Johnson & Johnson
3.38%, 12/05/23[b]	100	105,987
McKesson Corp.
2.85%, 03/15/23 (Call 12/15/22)	50	48,056
Merck & Co. Inc.
2.80%, 05/18/23[b]	100	99,989
Pfizer Inc.
3.00%, 06/15/23	100	100,667
Zoetis Inc.
3.25%, 02/01/23 (Call 11/01/22)	50	47,654

		553,278
PIPELINES — 5.13%
Buckeye Partners LP
4.15%, 07/01/23 (Call 04/01/23)	50	45,816
Enbridge Inc.
4.00%, 10/01/23 (Call 07/01/23)	50	46,202
Energy Transfer Partners LP
3.60%, 02/01/23 (Call 11/01/22)	50	44,101
Enterprise Products Operating LLC
3.35%, 03/15/23 (Call 12/15/22)	100	96,182
Kinder Morgan Energy Partners LP
3.50%, 09/01/23 (Call 06/01/23)	80	69,684
Plains All American Pipeline LP/PAA Finance Corp.
3.85%, 10/15/23 (Call 07/15/23)	50	47,841
Regency Energy Partners LP/Regency Energy Finance Corp.
4.50%, 11/01/23 (Call 08/01/23)	25	22,866
TransCanada PipeLines Ltd.
3.75%, 10/16/23 (Call 07/16/23)	50	49,485
Williams Companies Inc. (The)
3.70%, 01/15/23 (Call 10/15/22)[b]	50	40,750
Williams Partners LP
4.50%, 11/15/23 (Call 08/15/23)	10	9,083
Williams Partners LP/ACMP Finance Corp.
4.88%, 05/15/23 (Call 12/15/17)	100	90,000

		562,010

Security	Principal (000s)	Value
REAL ESTATE INVESTMENT TRUSTS — 6.40%
American Tower Corp.
3.50%, 01/31/23	$25	$24,034
AvalonBay Communities Inc.
4.20%, 12/15/23 (Call 09/16/23)	50	52,386
Boston Properties LP
3.85%, 02/01/23 (Call 11/01/22)	100	103,087
CBL & Associates LP
5.25%, 12/01/23 (Call 09/01/23)	40	40,898
Corporate Office Properties LP
3.60%, 05/15/23 (Call 02/15/23)	50	46,537
Essex Portfolio LP
3.38%, 01/15/23 (Call 10/15/22)	50	49,285
HCP Inc.
4.25%, 11/15/23 (Call 08/15/23)	50	50,161
Kimco Realty Corp.
3.13%, 06/01/23 (Call 03/01/23)	50	48,108
Liberty Property LP
3.38%, 06/15/23 (Call 03/15/23)	50	47,958
Prologis LP
4.25%, 08/15/23 (Call 05/15/23)[b]	85	88,325
Realty Income Corp.
4.65%, 08/01/23 (Call 05/01/23)	50	52,579
Simon Property Group LP
2.75%, 02/01/23 (Call 11/01/22)	50	48,234
Welltower Inc.
3.75%, 03/15/23 (Call 12/15/22)	50	49,296

		700,888
RETAIL — 5.34%
CVS Health Corp.
4.00%, 12/05/23 (Call 09/05/23)	100	105,147
Dollar General Corp.
3.25%, 04/15/23 (Call 01/15/23)	75	71,730
Home Depot Inc. (The)
2.70%, 04/01/23 (Call 01/01/23)[b]	100	99,390
Macy’s Retail Holdings Inc.
2.88%, 02/15/23 (Call 11/15/22)	50	46,618
4.38%, 09/01/23 (Call 06/01/23)	25	25,523
O’Reilly Automotive Inc.
3.85%, 06/15/23 (Call 03/15/23)	15	15,239
QVC Inc.
4.38%, 03/15/23	50	48,086
Starbucks Corp.
3.85%, 10/01/23 (Call 07/01/23)	70	74,535

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2023 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Wal-Mart Stores Inc.
2.55%, 04/11/23 (Call 01/11/23)	$100	$98,917

		585,185
SEMICONDUCTORS — 1.13%
Altera Corp.
4.10%, 11/15/23	25	26,363
Analog Devices Inc.
2.88%, 06/01/23 (Call 03/01/23)	25	24,290
Maxim Integrated Products Inc.
3.38%, 03/15/23 (Call 12/15/22)	25	24,795
Texas Instruments Inc.
2.25%, 05/01/23 (Call 02/01/23)[b]	50	47,884

		123,332
SOFTWARE — 2.36%
Fidelity National Information Services Inc.
3.50%, 04/15/23 (Call 01/15/23)	50	47,313
Microsoft Corp.
3.63%, 12/15/23 (Call 09/15/23)	150	159,218
Oracle Corp.
3.63%, 07/15/23	50	51,954

		258,485
TELECOMMUNICATIONS — 5.26%
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 04/15/23	50	49,671
Motorola Solutions Inc.
3.50%, 03/01/23	50	45,092
Rogers Communications Inc.
3.00%, 03/15/23 (Call 12/15/22)	25	24,270
Verizon Communications Inc.
5.15%, 09/15/23	325	362,282
Vodafone Group PLC
2.95%, 02/19/23[b]	100	95,228

		576,543
TRANSPORTATION — 2.28%
Burlington Northern Santa Fe LLC
3.00%, 03/15/23 (Call 12/15/22)	105	103,482
FedEx Corp.
2.70%, 04/15/23	50	48,187
Norfolk Southern Corp.
2.90%, 02/15/23 (Call 11/15/22)	50	48,749

Security	Principal (000s)	Value
Union Pacific Corp.
2.75%, 04/15/23 (Call 01/15/23)	$50	$49,495

		249,913

TOTAL CORPORATE BONDS & NOTES
(Cost: $10,944,939)		10,705,993
SHORT-TERM INVESTMENTS — 13.76%

MONEY MARKET FUNDS — 13.76%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[c,d,e]	1,234	$1,233,768
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[c,d,e]	108	108,082
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d]	164	164,455

		1,506,305

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,506,305)		1,506,305

TOTAL INVESTMENTS IN SECURITIES — 111.51%
(Cost: $12,451,244)		12,212,298
Other Assets, Less Liabilities — (11.51)%		(1,260,150)

NET ASSETS — 100.00%		$10,952,148

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

80	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® DEC 2024 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 97.86%

ADVERTISING — 0.78%
Interpublic Group of Companies Inc. (The)
4.20%, 04/15/24	$50	$50,277
WPP Finance 2010
3.75%, 09/19/24	35	35,047

		85,324
AEROSPACE & DEFENSE — 0.90%
L-3 Communications Corp.
3.95%, 05/28/24 (Call 02/28/24)	50	47,372
Raytheon Co.
3.15%, 12/15/24 (Call 09/15/24)	50	50,380

		97,752
AGRICULTURE — 1.71%
Altria Group Inc.
4.00%, 01/31/24	100	104,782
Lowe’s Companies Inc.
3.13%, 09/15/24 (Call 06/15/24)	30	30,053
Philip Morris International Inc.
3.25%, 11/10/24	50	50,699

		185,534
AUTO PARTS & EQUIPMENT — 0.91%
Delphi Corp.
4.15%, 03/15/24 (Call 12/15/23)[a]	50	50,510
Johnson Controls Inc.
3.63%, 07/02/24 (Call 04/02/24)	50	48,098

		98,608
BANKS — 23.80%
Abbey National Treasury Services PLC/United Kingdom
4.00%, 03/13/24	80	83,755
Bank of America Corp.
4.13%, 01/22/24	300	312,166
4.20%, 08/26/24	75	75,098
Bank of New York Mellon Corp. (The)
3.25%, 09/11/24 (Call 08/11/24)	100	100,367
3.40%, 05/15/24 (Call 04/15/24)	25	25,458
Barclays Bank PLC
3.75%, 05/15/24	200	204,381
Capital One Financial Corp.
3.75%, 04/24/24 (Call 03/24/24)	50	50,282

Security	Principal (000s)	Value
Citigroup Inc.
3.75%, 06/16/24[a]	$120	$122,379
Deutsche Bank AG/London
3.70%, 05/30/24[a]	100	99,768
Fifth Third Bancorp
4.30%, 01/16/24 (Call 12/16/23)	50	51,375
Goldman Sachs Group Inc. (The)
4.00%, 03/03/24	250	257,475
HSBC USA Inc.
3.50%, 06/23/24	150	151,655
JPMorgan Chase & Co.
3.88%, 02/01/24	200	206,028
3.88%, 09/10/24	130	129,450
Morgan Stanley Series F
3.88%, 04/29/24	300	307,506
PNC Financial Services Group Inc. (The)
3.90%, 04/29/24 (Call 03/29/24)[b]	60	60,855
State Street Corp.
3.30%, 12/16/24	50	50,386
U.S. Bancorp Series F
3.60%, 09/11/24 (Call 08/11/24)	100	101,115
Wells Fargo & Co.
3.30%, 09/09/24	200	199,667

		2,589,166
BEVERAGES — 0.93%
Anheuser-Busch InBev Finance Inc.
3.70%, 02/01/24	100	101,121

		101,121
BIOTECHNOLOGY — 1.87%
Amgen Inc.
3.63%, 05/22/24 (Call 02/22/24)	50	50,731
Celgene Corp.
3.63%, 05/15/24 (Call 02/15/24)[a]	50	49,903
Gilead Sciences Inc.
3.70%, 04/01/24 (Call 01/01/24)	100	102,833

		203,467
CHEMICALS — 2.40%
Air Products & Chemicals Inc.
3.35%, 07/31/24 (Call 04/30/24)[a]	50	50,178
Albemarle Corp.
4.15%, 12/01/24 (Call 09/01/24)	25	24,661

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2024 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Dow Chemical Co. (The)
3.50%, 10/01/24 (Call 07/01/24)	$70	$68,519
Monsanto Co.
3.38%, 07/15/24 (Call 04/15/24)	50	48,430
Potash Corp. of Saskatchewan Inc.
3.63%, 03/15/24 (Call 12/15/23)	70	69,865

		261,653
COMMERCIAL SERVICES — 0.93%
MasterCard Inc.
3.38%, 04/01/24	50	51,005
Synchrony Financial
4.25%, 08/15/24 (Call 05/15/24)	50	49,811

		100,816
COMPUTERS — 2.62%
Apple Inc.
3.45%, 05/06/24	175	181,926
International Business Machines Corp.
3.63%, 02/12/24	100	102,909

		284,835
DISTRIBUTION & WHOLESALE — 0.47%
Ingram Micro Inc.
4.95%, 12/15/24 (Call 09/15/24)	50	51,075

		51,075
DIVERSIFIED FINANCIAL SERVICES — 3.22%
American Express Co.
3.63%, 12/05/24 (Call 11/04/24)	50	49,706
Ameriprise Financial Inc.
3.70%, 10/15/24	50	51,143
Discover Financial Services
3.95%, 11/06/24 (Call 08/06/24)	50	49,434
General Electric Capital Corp.
3.45%, 05/15/24 (Call 02/13/24)	80	82,319
Invesco Finance PLC
4.00%, 01/30/24	65	67,537
Nasdaq Inc.
4.25%, 06/01/24 (Call 03/01/24)	50	50,697

		350,836
ELECTRIC — 4.52%
Commonwealth Edison Co.
3.10%, 11/01/24 (Call 08/01/24)	50	49,606
Consolidated Edison Co. of New York Inc.
3.30%, 12/01/24 (Call 09/01/24)	50	50,109

Security	Principal (000s)	Value
Dominion Resources Inc./VA
3.63%, 12/01/24 (Call 09/01/24)	$50	$49,782
DTE Energy Co. Series C
3.50%, 06/01/24 (Call 03/01/24)	80	80,684
Duke Energy Corp.
3.75%, 04/15/24 (Call 01/15/24)	80	81,983
Florida Power & Light Co.
3.25%, 06/01/24 (Call 12/01/23)[a]	100	102,493
MidAmerican Energy Co.
3.50%, 10/15/24 (Call 07/15/24)[a]	50	51,704
PacifiCorp
3.60%, 04/01/24 (Call 01/01/24)	25	25,857

		492,218
ELECTRONICS — 0.48%
Thermo Fisher Scientific Inc.
4.15%, 02/01/24 (Call 11/01/23)	50	52,068

		52,068
ENVIRONMENTAL CONTROL — 0.47%
Waste Management Inc.
3.50%, 05/15/24 (Call 02/15/24)	50	50,715

		50,715
FOOD — 1.42%
Mondelez International Inc.
4.00%, 02/01/24 (Call 11/01/23)	100	103,805
Tyson Foods Inc.
3.95%, 08/15/24 (Call 05/15/24)	50	51,012

		154,817
FOREST PRODUCTS & PAPER — 1.27%
Georgia-Pacific LLC
8.00%, 01/15/24	50	63,661
International Paper Co.
3.65%, 06/15/24 (Call 03/15/24)	75	74,223

		137,884
GAS — 1.19%
Dominion Gas Holdings LLC
3.60%, 12/15/24 (Call 09/15/24)	50	49,039
Sempra Energy
3.55%, 06/15/24 (Call 03/15/24)	80	80,279

		129,318
HEALTH CARE – PRODUCTS — 1.65%
Becton Dickinson and Co.
3.73%, 12/15/24 (Call 09/15/24)	125	127,679

82	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2024 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Medtronic Inc.
3.63%, 03/15/24 (Call 12/15/23)	$50	$51,867

		179,546
HEALTH CARE – SERVICES — 1.19%
Aetna Inc.
3.50%, 11/15/24 (Call 08/15/24)[a]	50	50,183
Anthem Inc.
3.50%, 08/15/24 (Call 05/15/24)	50	49,619
Ventas Realty LP
3.75%, 05/01/24 (Call 02/01/24)	30	29,567

		129,369
HOUSEHOLD PRODUCTS & WARES — 0.46%
Clorox Co. (The)
3.50%, 12/15/24 (Call 09/15/24)	50	50,146

		50,146
HOUSEWARES — 0.55%
Newell Rubbermaid Inc.
4.00%, 12/01/24 (Call 09/01/24)	60	60,260

		60,260
INSURANCE — 3.68%
ACE INA Holdings Inc.
3.35%, 05/15/24	20	20,146
Aflac Inc.
3.63%, 11/15/24	50	50,863
American International Group Inc.
4.13%, 02/15/24	75	79,165
Aon PLC
3.50%, 06/14/24 (Call 03/14/24)	50	49,080
Brown & Brown Inc.
4.20%, 09/15/24 (Call 06/15/24)	50	49,809
CNA Financial Corp.
3.95%, 05/15/24 (Call 02/15/24)	50	50,171
Marsh & McLennan Companies Inc.
3.50%, 06/03/24 (Call 03/03/24)	50	49,810
MetLife Inc.
3.60%, 04/10/24	50	51,091

		400,135
INTERNET — 2.14%
Amazon.com Inc.
3.80%, 12/05/24 (Call 09/05/24)[a]	80	83,038
eBay Inc.
3.45%, 08/01/24 (Call 05/01/24)	50	47,552

Security	Principal (000s)	Value
Expedia Inc.
4.50%, 08/15/24 (Call 05/15/24)	$50	$49,848
Google Inc.
3.38%, 02/25/24[a]	50	52,113

		232,551
MACHINERY — 0.91%
Caterpillar Financial Services Corp.
3.25%, 12/01/24	100	99,286

		99,286
MANUFACTURING — 1.39%
General Electric Co.
3.38%, 03/11/24[a]	100	102,741
Ingersoll-Rand Luxembourg Finance SA
3.55%, 11/01/24 (Call 08/01/24)	50	48,900

		151,641
MEDIA — 3.22%
21st Century Fox America Inc.
3.70%, 09/15/24 (Call 06/15/24)[a]	50	50,362
Comcast Corp.
3.60%, 03/01/24	50	52,003
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
4.45%, 04/01/24 (Call 01/01/24)[a]	50	51,726
Scripps Networks Interactive Inc.
3.90%, 11/15/24 (Call 08/15/24)	25	24,163
Thomson Reuters Corp.
3.85%, 09/29/24 (Call 06/29/24)[a]	50	49,808
Time Warner Inc.
3.55%, 06/01/24 (Call 03/01/24)	75	74,551
Viacom Inc.
3.88%, 04/01/24 (Call 01/01/24)[a]	50	47,320

		349,933
MINING — 0.59%
Freeport-McMoRan Inc.
4.55%, 11/14/24 (Call 08/14/24)	50	39,750
Kinross Gold Corp.
5.95%, 03/15/24 (Call 12/15/23)	30	24,900

		64,650
OIL & GAS — 6.29%
Anadarko Petroleum Corp.
3.45%, 07/15/24 (Call 04/15/24)	100	97,775
BP Capital Markets PLC
3.81%, 02/10/24[a]	100	103,241

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2024 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
ConocoPhillips Co.
3.35%, 11/15/24 (Call 08/15/24)	$75	$73,669
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)	50	41,862
Ensco PLC
4.50%, 10/01/24 (Call 07/01/24)[a]	50	41,000
Exxon Mobil Corp.
3.18%, 03/15/24 (Call 12/15/23)	50	51,279
Marathon Petroleum Corp.
3.63%, 09/15/24 (Call 06/15/24)	50	48,422
Noble Energy Inc.
3.90%, 11/15/24 (Call 08/15/24)	50	47,500
Suncor Energy Inc.
3.60%, 12/01/24 (Call 09/01/24)	50	49,610
Total Capital International SA
3.70%, 01/15/24	25	25,947
3.75%, 04/10/24[a]	100	104,028

		684,333
OIL & GAS SERVICES — 0.21%
Oceaneering International Inc.
4.65%, 11/15/24 (Call 08/15/24)	25	22,832

		22,832
PHARMACEUTICALS — 3.94%
Actavis Funding SCS
3.85%, 06/15/24 (Call 03/15/24)	75	74,554
AmerisourceBergen Corp.
3.40%, 05/15/24 (Call 02/15/24)	50	49,084
Express Scripts Holding Co.
3.50%, 06/15/24 (Call 03/15/24)	50	49,079
McKesson Corp.
3.80%, 03/15/24 (Call 12/15/23)	75	76,284
Novartis Capital Corp.
3.40%, 05/06/24	100	104,120
Pfizer Inc.
3.40%, 05/15/24[a]	75	75,992

		429,113
PIPELINES — 4.09%
Enable Midstream Partners LP
3.90%, 05/15/24 (Call 02/15/24)[c]	50	40,018
EnLink Midstream Partners LP
4.40%, 04/01/24 (Call 01/01/24)	50	46,647
Kinder Morgan Energy Partners LP
4.30%, 05/01/24 (Call 02/01/24)	100	90,036

Security	Principal (000s)	Value
Plains All American Pipeline LP/PAA Finance Corp.
3.60%, 11/01/24 (Call 08/01/24)	$50	$46,170
Spectra Energy Partners LP
4.75%, 03/15/24 (Call 12/15/23)	50	51,282
Sunoco Logistics Partners Operations LP
4.25%, 04/01/24 (Call 01/01/24)	50	44,890
Williams Companies Inc. (The)
4.55%, 06/24/24 (Call 03/24/24)	65	54,356
Williams Partners LP
4.30%, 03/04/24 (Call 12/04/23)	80	71,163

		444,562
REAL ESTATE — 0.92%
American Campus Communities Operating Partnership LP
4.13%, 07/01/24 (Call 04/01/24)	50	50,083
WP Carey Inc.
4.60%, 04/01/24 (Call 01/01/24)	50	50,504

		100,587
REAL ESTATE INVESTMENT TRUSTS — 4.80%
American Tower Corp.
5.00%, 02/15/24	50	52,127
AvalonBay Communities Inc.
3.50%, 11/15/24 (Call 08/15/24)	50	49,802
CBL & Associates LP
4.60%, 10/15/24 (Call 07/15/24)	40	38,156
Corporate Office Properties LP
5.25%, 02/15/24 (Call 11/15/23)	35	35,685
HCP Inc.
3.88%, 08/15/24 (Call 05/17/24)	80	77,978
Hospitality Properties Trust
4.65%, 03/15/24 (Call 09/15/23)	25	24,825
Liberty Property LP
4.40%, 02/15/24 (Call 11/15/23)	50	51,185
National Retail Properties Inc.
3.90%, 06/15/24 (Call 03/15/24)	50	49,667
Realty Income Corp.
3.88%, 07/15/24 (Call 04/15/24)	40	39,775
Simon Property Group LP
3.75%, 02/01/24 (Call 11/01/23)	100	103,486

		522,686

84	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2024 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
RETAIL — 4.72%
CVS Health Corp.
3.38%, 08/12/24 (Call 05/12/24)	$50	$49,898
Home Depot Inc. (The)
3.75%, 02/15/24 (Call 11/15/23)[a]	50	53,133
Macy’s Retail Holdings Inc.
6.65%, 07/15/24	50	58,448
McDonald’s Corp.
3.25%, 06/10/24	50	49,438
QVC Inc.
4.85%, 04/01/24	50	48,812
Target Corp.
3.50%, 07/01/24	50	51,888
Wal-Mart Stores Inc.
3.30%, 04/22/24 (Call 01/22/24)[a]	100	103,418
Walgreens Boots Alliance Inc.
3.80%, 11/18/24 (Call 08/18/24)	100	98,482

		513,517
SEMICONDUCTORS — 0.46%
KLA-Tencor Corp.
4.65%, 11/01/24 (Call 08/01/24)	50	49,813

		49,813
SOFTWARE — 1.38%
Fidelity National Information Services Inc.
3.88%, 06/05/24 (Call 03/05/24)	50	47,615
Oracle Corp.
3.40%, 07/08/24 (Call 04/08/24)	100	102,051

		149,666
TELECOMMUNICATIONS — 2.76%
AT&T Inc.
3.90%, 03/11/24 (Call 12/11/23)[a]	50	50,936
Cisco Systems Inc.
3.63%, 03/04/24[a]	60	63,058
Motorola Solutions Inc.
4.00%, 09/01/24[a]	30	26,977
Verizon Communications Inc.
3.50%, 11/01/24 (Call 08/01/24)[a]	160	159,859

		300,830
TRANSPORTATION — 2.62%
Burlington Northern Santa Fe LLC
3.75%, 04/01/24 (Call 01/01/24)	100	103,044

Security	Principal or Shares (000s)	Value
CSX Corp.
3.40%, 08/01/24 (Call 05/01/24)	$50	$50,473
FedEx Corp.
4.00%, 01/15/24[a]	50	52,052
Union Pacific Corp.
3.75%, 03/15/24 (Call 12/15/23)	75	79,297

		284,866

TOTAL CORPORATE BONDS & NOTES
(Cost: $10,938,752)		10,647,529

SHORT-TERM INVESTMENTS — 18.67%

MONEY MARKET FUNDS — 18.67%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[b,d,e]	1,730	1,729,652
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[b,d,e]	152	151,523
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[b,d]	149	149,464

		2,030,639

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,030,639)		2,030,639

TOTAL INVESTMENTS IN SECURITIES — 116.53%
(Cost: $12,969,391)		12,678,168
Other Assets, Less Liabilities — (16.53)%		(1,798,094)

NET ASSETS — 100.00%		$10,880,074

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Affiliated issuer. See Note 2.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	85

Schedule of Investments

iSHARES® iBONDS® DEC 2025 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
CORPORATE BONDS & NOTES — 98.62%

AEROSPACE & DEFENSE — 1.33%
Boeing Co. (The)
2.50%, 03/01/25 (Call 12/01/24)	$50	$48,248
Embraer Netherlands Finance BV
5.05%, 06/15/25	50	47,938
Lockheed Martin Corp.
2.90%, 03/01/25 (Call 12/01/24)	50	48,008

		144,194
AGRICULTURE — 1.43%
Philip Morris International Inc.
3.38%, 08/11/25 (Call 05/11/25)	50	50,954
Reynolds American Inc.
4.45%, 06/12/25 (Call 03/12/25)	100	104,348

		155,302
AIRLINES — 0.90%
United Airlines 2013-1 Class A Pass Through Trust Series A
4.30%, 02/15/27	95	98,293

		98,293
AUTO MANUFACTURERS — 1.18%
General Motors Co.
4.00%, 04/01/25[a]	80	78,450
General Motors Financial Co. Inc.
4.30%, 07/13/25 (Call 04/13/25)	50	49,991

		128,441
BANKS — 23.57%
Associated Banc-Corp.
4.25%, 01/15/25 (Call 10/15/24)	20	20,071
Bank of America Corp.
3.88%, 08/01/25	50	50,866
4.00%, 01/22/25	170	167,394
Series L
3.95%, 04/21/25	100	98,280
Bank of New York Mellon Corp. (The)
3.00%, 02/24/25 (Call 01/24/25)[a]	75	73,493
3.95%, 11/18/25 (Call 10/18/25)	25	26,367
Capital One Financial Corp.
3.20%, 02/05/25 (Call 01/05/25)[a]	100	96,476
Citigroup Inc.
5.50%, 09/13/25	275	300,564

Security	Principal (000s)	Value
Credit Suisse Group Funding Guernsey Ltd.
3.75%, 03/26/25[a,b]	$250	$243,956
Goldman Sachs Group Inc. (The)
3.50%, 01/23/25 (Call 10/23/24)	150	147,996
3.75%, 05/22/25 (Call 02/22/25)[a]	100	100,773
4.25%, 10/21/25	30	30,093
JPMorgan Chase & Co.
3.13%, 01/23/25 (Call 10/23/24)	190	183,084
3.90%, 07/15/25 (Call 04/15/25)	125	128,270
Morgan Stanley
4.00%, 07/23/25	150	154,365
5.00%, 11/24/25	125	133,649
Northern Trust Corp.
3.95%, 10/30/25	100	104,185
Santander Holdings USA Inc./PA
4.50%, 07/17/25 (Call 04/17/25)	75	76,146
State Street Corp.
3.55%, 08/18/25	100	102,484
SVB Financial Group
3.50%, 01/29/25	25	23,852
Wells Fargo & Co.
3.00%, 02/19/25	175	169,161
3.55%, 09/29/25	125	125,397

		2,556,922
BEVERAGES — 0.45%
PepsiCo Inc.
2.75%, 04/30/25 (Call 01/30/25)	50	48,443

		48,443
BIOTECHNOLOGY — 3.02%
Biogen Inc.
4.05%, 09/15/25	50	50,510
Celgene Corp.
3.88%, 08/15/25 (Call 05/15/25)	150	150,515
Gilead Sciences Inc.
3.50%, 02/01/25 (Call 11/01/24)	125	126,237

		327,262
CHEMICALS — 1.72%
Agrium Inc.
3.38%, 03/15/25 (Call 12/15/24)[a]	45	42,042
Eastman Chemical Co.
3.80%, 03/15/25 (Call 12/15/24)[a]	50	49,603

86	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2025 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Potash Corp. of Saskatchewan Inc.
3.00%, 04/01/25 (Call 01/01/25)	$50	$46,550
Praxair Inc.
2.65%, 02/05/25 (Call 11/05/24)	50	48,351

		186,546
COMMERCIAL SERVICES — 0.93%
Automatic Data Processing Inc.
3.38%, 09/15/25	50	51,130
Verisk Analytics Inc.
4.00%, 06/15/25	50	49,402

		100,532
COMPUTERS — 3.83%
Apple Inc.
2.50%, 02/09/25	130	124,856
3.20%, 05/13/25	50	50,693
Hewlett Packard Enterprise Co.
4.90%, 10/15/25[b]	100	98,822
International Business Machines Corp.
7.00%, 10/30/25	75	95,877
Seagate HDD Cayman
4.75%, 01/01/25	50	44,979

		415,227
DIVERSIFIED FINANCIAL SERVICES — 3.43%
Affiliated Managers Group Inc.
3.50%, 08/01/25	45	43,191
Charles Schwab Corp. (The)
3.00%, 03/10/25 (Call 12/10/24)	25	24,496
CME Group Inc./IL
3.00%, 03/15/25 (Call 12/15/24)	75	74,082
Discover Financial Services
3.75%, 03/04/25 (Call 12/04/24)	80	78,015
Franklin Resources Inc.
2.85%, 03/30/25	25	23,897
Lazard Group LLC
3.75%, 02/13/25	30	28,087
National Rural Utilities Cooperative Finance Corp.
2.85%, 01/27/25 (Call 10/27/24)[a]	25	24,301
Synchrony Financial
4.50%, 07/23/25 (Call 04/24/25)	75	75,856

		371,925

Security	Principal (000s)	Value
ELECTRIC — 4.16%
Ameren Illinois Co.
3.25%, 03/01/25 (Call 12/01/24)	$50	$49,994
Appalachian Power Co.
3.40%, 06/01/25 (Call 03/01/25)[a]	30	29,465
Berkshire Hathaway Energy Co.
3.50%, 02/01/25 (Call 11/01/24)	50	50,186
DTE Electric Co.
3.38%, 03/01/25 (Call 12/01/24)	70	71,505
Duke Energy Progress LLC
3.25%, 08/15/25 (Call 05/15/25)	25	25,408
Exelon Corp.
3.95%, 06/15/25 (Call 03/15/25)	50	50,384
Kansas City Power & Light Co.
3.65%, 08/15/25 (Call 05/15/25)	25	25,400
Puget Energy Inc.
3.65%, 05/15/25 (Call 02/15/25)[b]	25	24,406
Virginia Electric & Power Co.
3.10%, 05/15/25 (Call 02/15/25)	75	74,683
Wisconsin Electric Power Co.
3.10%, 06/01/25 (Call 03/01/25)	50	49,788

		451,219
ELECTRONICS — 0.45%
Arrow Electronics Inc.
4.00%, 04/01/25 (Call 01/01/25)	50	48,652

		48,652
ENVIRONMENTAL CONTROL — 1.12%
Republic Services Inc.
3.20%, 03/15/25 (Call 12/15/24)	50	48,803
Waste Management Inc.
3.13%, 03/01/25 (Call 12/01/24)	75	73,234

		122,037
FOOD — 2.34%
JM Smucker Co. (The)
3.50%, 03/15/25	100	100,383
Kraft Heinz Foods Co.
3.95%, 07/15/25 (Call 04/15/25)[a,b]	100	102,367
Sysco Corp.
3.75%, 10/01/25 (Call 07/01/25)	50	50,970

		253,720

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2025 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
GAS — 0.46%
National Fuel Gas Co.
5.20%, 07/15/25 (Call 04/15/25)	$25	$24,620
Southern California Gas Co.
3.20%, 06/15/25 (Call 03/15/25)	25	25,301

		49,921
HEALTH CARE – PRODUCTS — 2.79%
Medtronic Inc.
3.50%, 03/15/25	200	204,796
Zimmer Biomet Holdings Inc.
3.55%, 04/01/25 (Call 01/01/25)	100	98,411

		303,207
HEALTH CARE – SERVICES — 2.28%
Cigna Corp.
3.25%, 04/15/25 (Call 01/15/25)	50	48,407
Laboratory Corp. of America Holdings
3.60%, 02/01/25 (Call 11/01/24)	100	97,294
Quest Diagnostics Inc.
3.50%, 03/30/25 (Call 12/30/24)	25	24,119
UnitedHealth Group Inc.
3.75%, 07/15/25	75	78,088

		247,908
HOLDING COMPANIES – DIVERSIFIED — 1.33%
Brixmor Operating Partnership LP
3.85%, 02/01/25 (Call 11/01/24)[a]	75	72,713
MUFG Americas Holdings Corp.
3.00%, 02/10/25 (Call 01/10/25)	75	71,753

		144,466
HOUSEHOLD PRODUCTS & WARES — 0.27%
Kimberly-Clark Corp.
2.65%, 03/01/25	30	29,146

		29,146
INSURANCE — 2.35%
Aflac Inc.
3.25%, 03/17/25	50	49,119
Kemper Corp.
4.35%, 02/15/25 (Call 11/15/24)	25	24,807
Marsh & McLennan Companies Inc.
3.50%, 03/10/25 (Call 12/10/24)	85	83,984
MetLife Inc.
3.00%, 03/01/25	50	48,796

Security	Principal (000s)	Value
RenaissanceRe Finance Inc.
3.70%, 04/01/25 (Call 01/01/25)	$50	$48,368

		255,074
INTERNET — 0.46%
Priceline Group Inc. (The)
3.65%, 03/15/25 (Call 12/15/24)	50	49,718

		49,718
LEISURE TIME — 0.69%
Harley-Davidson Inc.
3.50%, 07/28/25	75	74,988

		74,988
LODGING — 0.46%
Starwood Hotels & Resorts Worldwide Inc.
3.75%, 03/15/25 (Call 12/15/24)	25	24,704
Wyndham Worldwide Corp.
5.10%, 10/01/25 (Call 07/01/25)	25	25,378

		50,082
MACHINERY — 0.45%
Rockwell Automation Inc.
2.88%, 03/01/25 (Call 12/01/24)	50	49,287

		49,287
MEDIA — 5.25%
21st Century Fox America Inc.
7.70%, 10/30/25	50	63,924
CBS Corp.
3.50%, 01/15/25 (Call 10/15/24)[a]	50	48,158
CCO Safari II LLC
4.91%, 07/23/25 (Call 04/23/25)[b]	150	152,688
Comcast Corp.
3.38%, 02/15/25 (Call 11/15/24)[a]	50	51,070
3.38%, 08/15/25 (Call 05/15/25)	100	101,911
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc.
3.95%, 01/15/25 (Call 10/15/24)	50	49,687
Discovery Communications LLC
3.45%, 03/15/25 (Call 12/15/24)	30	27,936
Time Warner Inc.
3.60%, 07/15/25 (Call 04/15/25)	75	73,957

		569,331

88	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2025 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
METAL FABRICATE & HARDWARE — 0.46%
Precision Castparts Corp.
3.25%, 06/15/25 (Call 03/15/25)	$50	$49,829

		49,829
MINING — 0.67%
Rio Tinto Finance USA Ltd.
3.75%, 06/15/25 (Call 03/15/25)	50	48,768
Southern Copper Corp.
3.88%, 04/23/25	25	23,599

		72,367
OIL & GAS — 4.23%
BP Capital Markets PLC
3.51%, 03/17/25[a]	50	50,255
Canadian Natural Resources Ltd.
3.90%, 02/01/25 (Call 11/01/24)	30	28,211
Ensco PLC
5.20%, 03/15/25 (Call 12/15/24)	25	21,000
Exxon Mobil Corp.
2.71%, 03/06/25 (Call 12/06/24)	100	98,432
Helmerich & Payne International Drilling Co.
4.65%, 03/15/25 (Call 12/15/24)	25	25,182
Noble Holding International Ltd.
5.95%, 04/01/25 (Call 01/01/25)	25	20,000
Shell International Finance BV
3.25%, 05/11/25	125	124,477
Southwestern Energy Co.
4.95%, 01/23/25 (Call 10/23/24)	50	43,262
Valero Energy Corp.
3.65%, 03/15/25	50	48,256

		459,075
PHARMACEUTICALS — 5.88%
AbbVie Inc.
3.60%, 05/14/25 (Call 02/14/25)	100	98,164
Actavis Funding SCS
3.80%, 03/15/25 (Call 12/15/24)[a]	200	197,331
AmerisourceBergen Corp.
3.25%, 03/01/25 (Call 12/01/24)	50	48,230
Eli Lilly & Co.
2.75%, 06/01/25 (Call 03/01/25)[a]	100	98,987
Merck & Co. Inc.
2.75%, 02/10/25 (Call 11/10/24)	200	195,473

		638,185

Security	Principal (000s)	Value
PIPELINES — 4.17%
Columbia Pipeline Group Inc.
4.50%, 06/01/25 (Call 03/01/25)[b]	$25	$23,962
Energy Transfer Partners LP
4.05%, 03/15/25 (Call 12/15/24)	75	65,750
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)	25	22,595
Enterprise Products Operating LLC
3.75%, 02/15/25 (Call 11/15/24)	75	72,302
Kinder Morgan Inc./DE
4.30%, 06/01/25 (Call 03/01/25)[a]	100	90,307
Magellan Midstream Partners LP
3.20%, 03/15/25 (Call 12/15/24)	50	45,896
Phillips 66 Partners LP
3.61%, 02/15/25 (Call 11/15/24)	50	45,033
Western Gas Partners LP
3.95%, 06/01/25 (Call 03/01/25)	25	22,749
Williams Partners LP
4.00%, 09/15/25 (Call 06/15/25)[a]	75	63,435

		452,029
REAL ESTATE INVESTMENT TRUSTS — 4.50%
American Tower Corp.
4.00%, 06/01/25 (Call 03/01/25)	50	48,064
AvalonBay Communities Inc.
3.45%, 06/01/25 (Call 03/03/25)	50	49,710
DDR Corp.
3.63%, 02/01/25 (Call 11/01/24)[a]	75	70,883
HCP Inc.
3.40%, 02/01/25 (Call 11/01/24)	120	112,247
Hospitality Properties Trust
4.50%, 03/15/25 (Call 09/15/24)[a]	50	48,613
Host Hotels & Resorts LP
4.00%, 06/15/25 (Call 03/15/25)	50	48,323
Kilroy Realty LP
4.38%, 10/01/25 (Call 07/01/25)	15	15,205
Select Income REIT
4.50%, 02/01/25 (Call 11/01/24)	30	28,447
Ventas Realty LP
3.50%, 02/01/25 (Call 11/01/24)	70	67,305

		488,797
RETAIL — 3.17%
AutoZone Inc.
3.25%, 04/15/25 (Call 01/15/25)	10	9,720

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (Continued)

iSHARES® iBONDS® DEC 2025 CORPORATE ETF

October 31, 2015

Security	Principal (000s)	Value
Coach Inc.
4.25%, 04/01/25 (Call 01/01/25)[a]	$40	$38,052
CVS Health Corp.
3.88%, 07/20/25 (Call 04/20/25)	90	92,469
Home Depot Inc. (The)
3.35%, 09/15/25 (Call 06/15/25)	50	51,279
Kohl’s Corp.
4.25%, 07/17/25 (Call 04/17/25)	25	24,799
Lowe’s Companies Inc.
3.38%, 09/15/25	50	50,631
McDonald’s Corp.
3.38%, 05/26/25 (Call 02/26/25)[a]	25	24,644
QVC Inc.
4.45%, 02/15/25	55	52,176

		343,770
SEMICONDUCTORS — 1.36%
Intel Corp.
3.70%, 07/29/25 (Call 04/29/25)	50	52,026
QUALCOMM Inc.
3.45%, 05/20/25 (Call 02/20/25)[a]	100	95,273

		147,299
SOFTWARE — 3.18%
Adobe Systems Inc.
3.25%, 02/01/25 (Call 11/01/24)	50	48,626
Fidelity National Information Services Inc.
5.00%, 10/15/25 (Call 07/15/25)	50	51,076
Microsoft Corp.
2.70%, 02/12/25 (Call 11/12/24)	125	122,861
Oracle Corp.
2.95%, 05/15/25 (Call 02/15/25)	125	122,130

		344,693
TELECOMMUNICATIONS — 2.46%
AT&T Inc.
3.40%, 05/15/25 (Call 02/15/25)[a]	225	217,301
Juniper Networks Inc.
4.35%, 06/15/25 (Call 03/15/25)	50	49,604

		266,905
TRANSPORTATION — 1.71%
Burlington Northern Santa Fe LLC
7.00%, 12/15/25	50	63,476
Canadian Pacific Railway Co.
2.90%, 02/01/25 (Call 11/01/24)	50	47,716

Security	Principal or Shares (000s)	Value
FedEx Corp.
3.20%, 02/01/25	$50	$48,661
Union Pacific Corp.
3.25%, 01/15/25 (Call 10/15/24)	25	25,425

		185,278
WATER — 0.18%
American Water Capital Corp.
3.40%, 03/01/25 (Call 12/01/24)	20	20,153

		20,153

TOTAL CORPORATE BONDS & NOTES
(Cost: $10,932,123)		10,700,223

SHORT-TERM INVESTMENTS — 19.16%

MONEY MARKET FUNDS — 19.16%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[c,d,e]	1,883	1,882,902
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[c,d,e]	165	164,948
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[c,d]	31	30,733

		2,078,583

TOTAL SHORT-TERM INVESTMENTS (Cost: $2,078,583)		2,078,583

TOTAL INVESTMENTS IN SECURITIES — 117.78% (Cost: $13,010,706)		12,778,806
Other Assets, Less Liabilities — (17.78)%		(1,929,022)

NET ASSETS — 100.00%		$10,849,784

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Note 2.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

See notes to financial statements.

90	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2015

	iShares iBonds Dec 2016 Corporate ETF		iShares iBonds Dec 2017 Corporate ETF		iShares iBonds Dec 2018 Corporate ETF

ASSETS
Investments, at cost:
Unaffiliated	$36,076,842		$18,098,104		$51,305,515
Affiliated (Note 2)	2,935,240		752,797		2,547,725

Total cost of investments	$39,012,082		$18,850,901		$53,853,240

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$36,067,036		$18,065,162		$51,055,901
Affiliated (Note 2)	2,935,373		752,797		2,546,801

Total fair value of investments	39,002,409		18,817,959		53,602,702
Receivables:
Investment securities sold	—		—		180,360
Interest	256,255		128,463		433,523
Capital shares sold	—		9,412		—
Tax reclaims	478		—		—

Total Assets	39,259,142		18,955,834		54,216,585

LIABILITIES
Payables:
Investment securities purchased	314,191		—		311,252
Collateral for securities on loan (Note 1)	1,380,248		369,355		1,301,715
Investment advisory fees (Note 2)	3,095		1,434		4,241

Total Liabilities	1,697,534		370,789		1,617,208

NET ASSETS	$37,561,608		$18,585,045		$52,599,377

Net assets consist of:
Paid-in capital	$37,548,808		$18,601,761		$52,799,707
Undistributed net investment income	20,515		14,093		57,034
Undistributed net realized gain (accumulated net realized loss)	1,958		2,133		(6,826)
Net unrealized depreciation	(9,673)		(32,942)		(250,538)

NET ASSETS	$37,561,608		$18,585,045		$52,599,377

Shares outstanding[b]	1,500,000	[c]	750,000	[c]	2,100,000	[c]

Net asset value per share	$25.04	[c]	$24.78	[c]	$25.05	[c]

[a]	Securities on loan with values of $1,342,067, $358,599 and $1,260,416, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.
[c]	Shares outstanding and net asset value per share reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015. See Note 4.

See notes to financial statements.

FINANCIAL STATEMENTS	91

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2015

	iShares iBonds Dec 2019 Corporate ETF		iShares iBonds Dec 2020 Corporate ETF		iShares iBonds Dec 2021 Corporate ETF

ASSETS
Investments, at cost:
Unaffiliated	$25,196,131		$44,617,130		$16,981,266
Affiliated (Note 2)	1,709,418		3,238,075		2,385,164

Total cost of investments	$26,905,549		$47,855,205		$19,366,430

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$25,074,560		$44,377,450		$16,809,434
Affiliated (Note 2)	1,708,208		3,235,504		2,385,164

Total fair value of investments	26,782,768		47,612,954		19,194,598
Cash	—		64		588
Receivables:
Investment securities sold	—		876,846		33,993
Interest	224,453		334,486		178,488
Tax reclaims	—		57		—

Total Assets	27,007,221		48,824,407		19,407,667

LIABILITIES
Payables:
Investment securities purchased	151,432		1,201,906		1,320,610
Collateral for securities on loan (Note 1)	861,125		2,368,955		928,318
Investment advisory fees (Note 2)	1,997		3,649		1,253

Total Liabilities	1,014,554		3,574,510		2,250,181

NET ASSETS	$25,992,667		$45,249,897		$17,157,486

Net assets consist of:
Paid-in capital	$26,086,099		$45,438,990		$17,313,919
Undistributed net investment income	26,762		66,101		28,634
Undistributed net realized gain (accumulated net realized loss)	2,587		(12,943)		(13,235)
Net unrealized depreciation	(122,781)		(242,251)		(171,832)

NET ASSETS	$25,992,667		$45,249,897		$17,157,486

Shares outstanding[b]	1,050,000	[c]	1,800,000	[c]	700,000	[c]

Net asset value per share	$24.75	[c]	$25.14	[c]	$24.51	[c]

[a]	Securities on loan with values of $832,611, $2,295,473 and $894,100, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.
[c]	Shares outstanding and net asset value per share reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015. See Note 4.

See notes to financial statements.

92	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2015

	iShares iBonds Dec 2022 Corporate ETF		iShares iBonds Dec 2023 Corporate ETF		iShares iBonds Dec 2024 Corporate ETF

ASSETS
Investments, at cost:
Unaffiliated	$13,263,268		$10,944,939		$10,876,729
Affiliated (Note 2)	1,075,638		1,506,305		2,092,662

Total cost of investments	$14,338,906		$12,451,244		$12,969,391

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$13,080,494		$10,705,993		$10,586,674
Affiliated (Note 2)	1,074,859		1,506,305		2,091,494

Total fair value of investments	14,155,353		12,212,298		12,678,168
Receivables:
Investment securities sold	43,065		79,700		—
Interest	121,599		98,397		109,279

Total Assets	14,320,017		12,390,395		12,787,447

LIABILITIES
Payables:
Investment securities purchased	50,623		95,516		25,313
Collateral for securities on loan (Note 1)	831,255		1,341,850		1,881,175
Investment advisory fees (Note 2)	1,091		881		885

Total Liabilities	882,969		1,438,247		1,907,373

NET ASSETS	$13,437,048		$10,952,148		$10,880,074

Net assets consist of:
Paid-in capital	$13,597,951		$11,166,229		$11,149,615
Undistributed net investment income	28,034		27,484		29,245
Accumulated net realized loss	(5,384)		(2,619)		(7,563)
Net unrealized depreciation	(183,553)		(238,946)		(291,223)

NET ASSETS	$13,437,048		$10,952,148		$10,880,074

Shares outstanding[b]	550,000	[c]	450,000	[c]	450,000	[c]

Net asset value per share	$24.43	[c]	$24.34	[c]	$24.18	[c]

[a]	Securities on loan with values of $803,361, $1,297,122 and $1,823,159, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.
[c]	Shares outstanding and net asset value per share reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015. See Note 4.

See notes to financial statements.

FINANCIAL STATEMENTS	93

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

October 31, 2015

	iShares iBonds Dec 2025 Corporate ETF

ASSETS
Investments, at cost:
Unaffiliated	$10,932,123
Affiliated (Note 2)	2,078,583

Total cost of investments	$13,010,706

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$10,700,223
Affiliated (Note 2)	2,078,583

Total fair value of investments	12,778,806
Cash	6,525
Receivables:
Investment securities sold	268,617
Interest	93,744

Total Assets	13,147,692

LIABILITIES
Payables:
Investment securities purchased	249,177
Collateral for securities on loan (Note 1)	2,047,850
Investment advisory fees (Note 2)	881

Total Liabilities	2,297,908

NET ASSETS	$10,849,784

Net assets consist of:
Paid-in capital	$11,145,631
Undistributed net investment income	30,648
Accumulated net realized loss	(94,595)
Net unrealized depreciation	(231,900)

NET ASSETS	$10,849,784

Shares outstanding[b]	450,000	[c]

Net asset value per share	$24.11	[c]

[a]	Securities on loan with a value of $1,978,813. See Note 1.
[b]	No par value, unlimited number of shares authorized.
[c]	Shares outstanding and net asset value per share reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015. See Note 4.

See notes to financial statements.

94	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended October 31, 2015

	iShares iBonds Dec 2016 Corporate ETF	iShares iBonds Dec 2017 Corporate ETF[a]	iShares iBonds Dec 2018 Corporate ETF

NET INVESTMENT INCOME
Interest — unaffiliated	$183,950	$93,744	$452,803
Interest — affiliated (Note 2)	2,584	28	1,593
Securities lending income — affiliated — net (Note 2)	1,221	318	1,856

Total investment income	187,755	94,090	456,252

EXPENSES
Investment advisory fees (Note 2)	23,231	7,357	27,298

Total expenses	23,231	7,357	27,298
Less investment advisory fees waived (Note 2)	(256)	(160)	(413)

Net expenses	22,975	7,197	26,885

Net investment income	164,780	86,893	429,367

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	2,184	2,133	(6,722)

Net realized gain (loss)	2,184	2,133	(6,722)

Net change in unrealized appreciation/depreciation	18,751	(32,942)	(165,793)

Net realized and unrealized gain (loss)	20,935	(30,809)	(172,515)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$185,715	$56,084	$256,852

[a]	For the period from March 10, 2015 (commencement of operations) to October 31, 2015.

See notes to financial statements.

FINANCIAL STATEMENTS	95

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2015

	iShares iBonds Dec 2019 Corporate ETF[a]	iShares iBonds Dec 2020 Corporate ETF[b]	iShares iBonds Dec 2021 Corporate ETF[a]

NET INVESTMENT INCOME
Interest — unaffiliated	$167,985	$531,932	$191,878
Interest — affiliated (Note 2)	1,882	4,322	17
Securities lending income — affiliated — net (Note 2)	879	4,128	444

Total investment income	170,746	540,382	192,339

EXPENSES
Investment advisory fees (Note 2)	8,210	21,396	7,134

Total expenses	8,210	21,396	7,134
Less investment advisory fees waived (Note 2)	(176)	(154)	(87)

Net expenses	8,034	21,242	7,047

Net investment income	162,712	519,140	185,292

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	2,587	(12,942)	(13,235)
In-kind redemptions — unaffiliated	—	5,125	—

Net realized gain (loss)	2,587	(7,817)	(13,235)

Net change in unrealized appreciation/depreciation	(122,781)	(242,251)	(171,832)

Net realized and unrealized loss	(120,194)	(250,068)	(185,067)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$42,518	$269,072	$225

[a]	For the period from March 10, 2015 (commencement of operations) to October 31, 2015.
[b]	For the period from December 2, 2014 (commencement of operations) to October 31, 2015.

See notes to financial statements.

96	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2015

	iShares iBonds Dec 2022 Corporate ETF[a]	iShares iBonds Dec 2023 Corporate ETF[b]	iShares iBonds Dec 2024 Corporate ETF[b]

NET INVESTMENT INCOME
Interest — unaffiliated	$200,037	$194,212	$201,689
Interest — affiliated (Note 2)	1,773	13	1,346
Securities lending income — affiliated — net (Note 2)	1,693	753	1,739

Total investment income	203,503	194,978	204,774

EXPENSES
Investment advisory fees (Note 2)	6,818	6,327	6,311

Total expenses	6,818	6,327	6,311
Less investment advisory fees waived (Note 2)	(92)	(74)	(65)

Net expenses	6,726	6,253	6,246

Net investment income	196,777	188,725	198,528

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(5,384)	(2,619)	(7,563)

Net realized loss	(5,384)	(2,619)	(7,563)

Net change in unrealized appreciation/depreciation	(183,553)	(238,946)	(291,223)

Net realized and unrealized loss	(188,937)	(241,565)	(298,786)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,840	$(52,840)	$(100,258)

[a]	For the period from March 10, 2015 (commencement of operations) to October 31, 2015.
[b]	For the period from March 11, 2015 (commencement of operations) to October 31, 2015.

See notes to financial statements.

FINANCIAL STATEMENTS	97

Statements of Operations (Continued)

iSHARES® TRUST

Year ended October 31, 2015

iShares iBonds Dec 2025 Corporate ETF[a]

NET INVESTMENT INCOME
Interest — unaffiliated	$214,220
Interest — affiliated (Note 2)	4
Securities lending income — affiliated — net (Note 2)	1,232

Total investment income	215,456

EXPENSES
Investment advisory fees (Note 2)	6,289

Total expenses	6,289
Less investment advisory fees waived (Note 2)	(30)

Net expenses	6,259

Net investment income	209,197

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(94,595)

Net realized loss	(94,595)

Net change in unrealized appreciation/depreciation	(231,900)

Net realized and unrealized loss	(326,495)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(117,298)

[a]	For the period from March 11, 2015 (commencement of operations) to October 31, 2015.

See notes to financial statements.

98	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares iBonds Dec 2016 Corporate ETF		iShares iBonds Dec 2017 Corporate ETF
	Year ended October 31, 2015[a]	Period from May 28, 2014[b] to October 31, 2014[a]	Period from March 10, 2015[b] to October 31, 2015[a]

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$164,780	$25,680	$86,893
Net realized gain (loss)	2,184	(226)	2,133
Net change in unrealized appreciation/depreciation	18,751	(28,424)	(32,942)

Net increase (decrease) in net assets resulting from operations	185,715	(2,970)	56,084

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(149,619)	(20,326)	(72,800)

Total distributions to shareholders	(149,619)	(20,326)	(72,800)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	27,532,982	10,015,826	18,601,761

Net increase in net assets from capital share transactions	27,532,982	10,015,826	18,601,761

INCREASE IN NET ASSETS	27,569,078	9,992,530	18,585,045

NET ASSETS
Beginning of year	9,992,530	—	—

End of year	$37,561,608	$9,992,530	$18,585,045

Undistributed net investment income included in net assets at end of year	$20,515	$5,354	$14,093

SHARES ISSUED
Shares sold	1,100,000	400,000	750,000

Net increase in shares outstanding	1,100,000	400,000	750,000

[a]	Share transactions reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015. See Note 4.
[b]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	99

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares iBonds Dec 2018 Corporate ETF		iShares iBonds Dec 2019 Corporate ETF
	Year ended October 31, 2015[a]	Period from May 28, 2014[b] to October 31, 2014[a]	Period from March 10, 2015[b] to October 31, 2015[a]

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$429,367	$63,572	$162,712
Net realized gain (loss)	(6,722)	(104)	2,587
Net change in unrealized appreciation/depreciation	(165,793)	(84,745)	(122,781)

Net increase (decrease) in net assets resulting from operations	256,852	(21,277)	42,518

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(386,066)	(49,839)	(135,950)

Total distributions to shareholders	(386,066)	(49,839)	(135,950)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	42,746,842	10,052,865	26,086,099

Net increase in net assets from capital share transactions	42,746,842	10,052,865	26,086,099

INCREASE IN NET ASSETS	42,617,628	9,981,749	25,992,667

NET ASSETS
Beginning of year	9,981,749	—	—

End of year	$52,599,377	$9,981,749	$25,992,667

Undistributed net investment income included in net assets at end of year	$57,034	$13,733	$26,762

SHARES ISSUED
Shares sold	1,700,000	400,000	1,050,000

Net increase in shares outstanding	1,700,000	400,000	1,050,000

[a]	Share transactions reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015. See Note 4.
[b]	Commencement of operations.

See notes to financial statements.

100	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares iBonds Dec 2020 Corporate ETF	iShares iBonds Dec 2021 Corporate ETF
	Period from December 2, 2014[a] to October 31, 2015[b]	Period from March 10, 2015[a] to October 31, 2015[b]

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$519,140	$185,292
Net realized loss	(7,817)	(13,235)
Net change in unrealized appreciation/depreciation	(242,251)	(171,832)

Net increase in net assets resulting from operations	269,072	225

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(453,039)	(156,658)

Total distributions to shareholders	(453,039)	(156,658)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	47,965,919	17,313,919
Cost of shares redeemed	(2,532,055)	—

Net increase in net assets from capital share transactions	45,433,864	17,313,919

INCREASE IN NET ASSETS	45,249,897	17,157,486

NET ASSETS
Beginning of year	—	—

End of year	$45,249,897	$17,157,486

Undistributed net investment income included in net assets at end of year	$66,101	$28,634

SHARES ISSUED AND REDEEMED
Shares sold	1,900,000	700,000
Shares redeemed	(100,000)	—

Net increase in shares outstanding	1,800,000	700,000

[a]	Commencement of operations.
[b]	Share transactions reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015. See Note 4.

See notes to financial statements.

FINANCIAL STATEMENTS	101

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares iBonds Dec 2022 Corporate ETF	iShares iBonds Dec 2023 Corporate ETF
	Period from March 10, 2015[a] to October 31, 2015[b]	Period from March 11, 2015[a] to October 31, 2015[b]

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$196,777	$188,725
Net realized loss	(5,384)	(2,619)
Net change in unrealized appreciation/depreciation	(183,553)	(238,946)

Net increase (decrease) in net assets resulting from operations	7,840	(52,840)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(168,743)	(161,241)

Total distributions to shareholders	(168,743)	(161,241)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	13,597,951	11,166,229

Net increase in net assets from capital share transactions	13,597,951	11,166,229

INCREASE IN NET ASSETS	13,437,048	10,952,148

NET ASSETS
Beginning of year	—	—

End of year	$13,437,048	$10,952,148

Undistributed net investment income included in net assets at end of year	$28,034	$27,484

SHARES ISSUED
Shares sold	550,000	450,000

Net increase in shares outstanding	550,000	450,000

[a]	Commencement of operations.
[b]	Share transactions reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015. See Note 4.

See notes to financial statements.

102	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares iBonds Dec 2024 Corporate ETF	iShares iBonds Dec 2025 Corporate ETF
	Period from March 11, 2015[a] to October 31, 2015[b]	Period from March 11, 2015[a] to October 31, 2015[b]

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$198,528	$209,197
Net realized loss	(7,563)	(94,595)
Net change in unrealized appreciation/depreciation	(291,223)	(231,900)

Net decrease in net assets resulting from operations	(100,258)	(117,298)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(169,283)	(178,549)

Total distributions to shareholders	(169,283)	(178,549)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	11,149,615	11,145,631

Net increase in net assets from capital share transactions	11,149,615	11,145,631

INCREASE IN NET ASSETS	10,880,074	10,849,784

NET ASSETS
Beginning of year	—	—

End of year	$10,880,074	$10,849,784

Undistributed net investment income included in net assets at end of year	$29,245	$30,648

SHARES ISSUED
Shares sold	450,000	450,000

Net increase in shares outstanding	450,000	450,000

[a]	Commencement of operations.
[b]	Share transactions reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015. See Note 4.

See notes to financial statements.

FINANCIAL STATEMENTS	103

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Dec 2016 Corporate ETF

	Year ended Oct. 31, 2015[a]	Period from May 28, 2014[b] to Oct. 31, 2014[a]
Net asset value, beginning of period	$24.98	$25.00

Income from investment operations:
Net investment income[c]	0.18	0.06
Net realized and unrealized gain (loss)[d]	0.05	(0.03)

Total from investment operations	0.23	0.03

Less distributions from:
Net investment income	(0.17)	(0.05)

Total distributions	(0.17)	(0.05)

Net asset value, end of period	$25.04	$24.98

Total return	0.92%	0.12%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$37,562	$9,993
Ratio of expenses to average net assets[f]	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	0.10%
Ratio of net investment income to average net assets[f]	0.71%	0.60%
Portfolio turnover rate[g]	7%	2%

[a]	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015. See Note 4.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

104	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares iBonds Dec 2017 Corporate ETF

Period from Mar. 10, 2015[a] to Oct. 31, 2015[b]
Net asset value, beginning of period	$24.75

Income from investment operations:
Net investment income[c]	0.19
Net realized and unrealized loss[d]	(0.00)[e]

Total from investment operations	0.19

Less distributions from:
Net investment income	(0.16)

Total distributions	(0.16)

Net asset value, end of period	$24.78

Total return	0.76%[f]

Ratios/Supplemental data:
Net assets, end of period (000s)	$18,585
Ratio of expenses to average net assets[g]	0.10%
Ratio of expenses to average net assets prior to waived fees[g]	0.10%
Ratio of net investment income to average net assets[g]	1.18%
Portfolio turnover rate[h]	7%

[a]	Commencement of operations.
[b]	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015. See Note 4.
[c]	Based on average shares outstanding throughout the period.
[d]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Rounds to less than $0.01.
[f]	Not annualized.
[g]	Annualized for periods of less than one year.
[h]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	105

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares iBonds Dec 2018 Corporate ETF

	Year ended Oct. 31, 2015[a]	Period from May 28, 2014[b] to Oct. 31, 2014[a]
Net asset value, beginning of period	$24.95	$25.07

Income from investment operations:
Net investment income[c]	0.39	0.16
Net realized and unrealized gain (loss)[d]	0.10	(0.15)

Total from investment operations	0.49	0.01

Less distributions from:
Net investment income	(0.39)	(0.13)

Total distributions	(0.39)	(0.13)

Net asset value, end of period	$25.05	$24.95

Total return	1.97%	0.04%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$52,599	$9,982
Ratio of expenses to average net assets[f]	0.10%	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%	0.10%
Ratio of net investment income to average net assets[f]	1.57%	1.49%
Portfolio turnover rate[g]	9%	3%

[a]	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015. See Note 4.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

106	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares iBonds Dec 2019 Corporate ETF

Period from Mar. 10, 2015[a] to Oct. 31, 2015[b]
Net asset value, beginning of period	$24.75

Income from investment operations:
Net investment income[c]	0.32
Net realized and unrealized loss[d]	(0.05)

Total from investment operations	0.27

Less distributions from:
Net investment income	(0.27)

Total distributions	(0.27)

Net asset value, end of period	$24.75

Total return	1.14%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$25,993
Ratio of expenses to average net assets[f]	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%
Ratio of net investment income to average net assets[f]	1.98%
Portfolio turnover rate[g]	3%

[a]	Commencement of operations.
[b]	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015. See Note 4.
[c]	Based on average shares outstanding throughout the period.
[d]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	107

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares iBonds Dec 2020 Corporate ETF

Period from Dec. 2, 2014[a] to Oct. 31, 2015[b]
Net asset value, beginning of period	$25.00

Income from investment operations:
Net investment income[c]	0.56
Net realized and unrealized gain[d]	0.05

Total from investment operations	0.61

Less distributions from:
Net investment income	(0.47)

Total distributions	(0.47)

Net asset value, end of period	$25.14

Total return	2.47%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$45,250
Ratio of expenses to average net assets[f]	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%
Ratio of net investment income to average net assets[f]	2.43%
Portfolio turnover rate[g]	10%

[a]	Commencement of operations.
[b]	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015. See Note 4.
[c]	Based on average shares outstanding throughout the period.
[d]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

108	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares iBonds Dec 2021 Corporate ETF

Period from Mar. 10, 2015[a] to Oct. 31, 2015[b]
Net asset value, beginning of period	$24.75

Income from investment operations:
Net investment income[c]	0.41
Net realized and unrealized loss[d]	(0.30)

Total from investment operations	0.11

Less distributions from:
Net investment income	(0.35)

Total distributions	(0.35)

Net asset value, end of period	$24.51

Total return	0.46%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$17,157
Ratio of expenses to average net assets[f]	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%
Ratio of net investment income to average net assets[f]	2.60%
Portfolio turnover rate[g]	2%

[a]	Commencement of operations.
[b]	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015. See Note 4.
[c]	Based on average shares outstanding throughout the period.
[d]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	109

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares iBonds Dec 2022 Corporate ETF

Period from Mar. 10, 2015[a] to Oct. 31, 2015[b]
Net asset value, beginning of period	$24.75

Income from investment operations:
Net investment income[c]	0.46
Net realized and unrealized loss[d]	(0.39)

Total from investment operations	0.07

Less distributions from:
Net investment income	(0.39)

Total distributions	(0.39)

Net asset value, end of period	$24.43

Total return	0.30%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$13,437
Ratio of expenses to average net assets[f]	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%
Ratio of net investment income to average net assets[f]	2.89%
Portfolio turnover rate[g]	6%

[a]	Commencement of operations.
[b]	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015. See Note 4.
[c]	Based on average shares outstanding throughout the period.
[d]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

110	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares iBonds Dec 2023 Corporate ETF

Period from Mar. 11, 2015[a] to Oct. 31, 2015[b]
Net asset value, beginning of period	$24.75

Income from investment operations:
Net investment income[c]	0.47
Net realized and unrealized loss[d]	(0.48)

Total from investment operations	(0.01)

Less distributions from:
Net investment income	(0.40)

Total distributions	(0.40)

Net asset value, end of period	$24.34

Total return	(0.01)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$10,952
Ratio of expenses to average net assets[f]	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%
Ratio of net investment income to average net assets[f]	2.98%
Portfolio turnover rate[g]	7%

[a]	Commencement of operations.
[b]	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015. See Note 4.
[c]	Based on average shares outstanding throughout the period.
[d]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	111

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares iBonds Dec 2024 Corporate ETF

Period from Mar. 11, 2015[a] to Oct. 31, 2015[b]
Net asset value, beginning of period	$24.75

Income from investment operations:
Net investment income[c]	0.49
Net realized and unrealized loss[d]	(0.64)

Total from investment operations	(0.15)

Less distributions from:
Net investment income	(0.42)

Total distributions	(0.42)

Net asset value, end of period	$24.18

Total return	(0.58)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$10,880
Ratio of expenses to average net assets[f]	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%
Ratio of net investment income to average net assets[f]	3.15%
Portfolio turnover rate[g]	3%

[a]	Commencement of operations.
[b]	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015. See Note 4.
[c]	Based on average shares outstanding throughout the period.
[d]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

112	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares iBonds Dec 2025 Corporate ETF

Period from Mar. 11, 2015[a] to Oct. 31, 2015[b]
Net asset value, beginning of period	$24.75

Income from investment operations:
Net investment income[c]	0.52
Net realized and unrealized loss[d]	(0.71)

Total from investment operations	(0.19)

Less distributions from:
Net investment income	(0.45)

Total distributions	(0.45)

Net asset value, end of period	$24.11

Total return	(0.77)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$10,850
Ratio of expenses to average net assets[f]	0.10%
Ratio of expenses to average net assets prior to waived fees[f]	0.10%
Ratio of net investment income to average net assets[f]	3.33%
Portfolio turnover rate[g]	56%

[a]	Commencement of operations.
[b]	Per share amounts reflect a four-for-one stock split effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015. See Note 4.
[c]	Based on average shares outstanding throughout the period.
[d]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	113

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
iBonds Dec 2016 Corporate	Non-diversified
iBonds Dec 2017 Corporate[a]	Non-diversified
iBonds Dec 2018 Corporate	Non-diversified
iBonds Dec 2019 Corporate[a]	Non-diversified
iBonds Dec 2020 Corporate[b]	Non-diversified

iShares ETF	Diversification Classification
iBonds Dec 2021 Corporate[a]	Non-diversified
iBonds Dec 2022 Corporate[a]	Non-diversified
iBonds Dec 2023 Corporate[c]	Non-diversified
iBonds Dec 2024 Corporate[c]	Non-diversified
iBonds Dec 2025 Corporate[c]	Non-diversified

[a]	The Fund commenced operations on March 10, 2015.
[b]	The Fund commenced operations on December 2, 2014.
[c]	The Fund commenced operations on March 11, 2015.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to

114	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	115

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of October 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total
iBonds Dec 2016 Corporate
Investments:
Assets:
Corporate Bonds & Notes	$—	$36,548,961	$—	$36,548,961
Money Market Funds	2,453,448	—	—	2,453,448

Total	$2,453,448	$36,548,961	$—	$39,002,409

iBonds Dec 2017 Corporate
Investments:
Assets:
Corporate Bonds & Notes	$—	$18,065,162	$—	$18,065,162
Money Market Funds	752,797	—	—	752,797

Total	$752,797	$18,065,162	$—	$18,817,959

iBonds Dec 2018 Corporate
Investments:
Assets:
Corporate Bonds & Notes	$—	$51,555,328	$—	$51,555,328
Money Market Funds	2,047,374	—	—	2,047,374

Total	$2,047,374	$51,555,328	$—	$53,602,702

iBonds Dec 2019 Corporate
Investments:
Assets:
Corporate Bonds & Notes	$—	$25,305,096	$—	$25,305,096
Money Market Funds	1,477,672	—	—	1,477,672

Total	$1,477,672	$25,305,096	$—	$26,782,768

iBonds Dec 2020 Corporate
Investments:
Assets:
Corporate Bonds & Notes	$—	$44,800,879	$—	$44,800,879
Money Market Funds	2,812,075	—	—	2,812,075

Total	$2,812,075	$44,800,879	$—	$47,612,954

iBonds Dec 2021 Corporate
Investments:
Assets:
Corporate Bonds & Notes	$—	$16,809,434	$—	$16,809,434
Money Market Funds	2,385,164	—	—	2,385,164

Total	$2,385,164	$16,809,434	$—	$19,194,598

116	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF	Level 1	Level 2	Level 3	Total
iBonds Dec 2022 Corporate
Investments:
Assets:
Corporate Bonds & Notes	$—	$13,183,339	$—	$13,183,339
Money Market Funds	972,014	—	—	972,014

Total	$972,014	$13,183,339	$—	$14,155,353

iBonds Dec 2023 Corporate
Investments:
Assets:
Corporate Bonds & Notes	$—	$10,705,993	$—	$10,705,993
Money Market Funds	1,506,305	—	—	1,506,305

Total	$1,506,305	$10,705,993	$—	$12,212,298

iBonds Dec 2024 Corporate
Investments:
Assets:
Corporate Bonds & Notes	$—	$10,647,529	$—	$10,647,529
Money Market Funds	2,030,639	—	—	2,030,639

Total	$2,030,639	$10,647,529	$—	$12,678,168

iBonds Dec 2025 Corporate
Investments:
Assets:
Corporate Bonds & Notes	$—	$10,700,223	$—	$10,700,223
Money Market Funds	2,078,583	—	—	2,078,583

Total	$2,078,583	$10,700,223	$—	$12,778,806

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities

NOTES TO FINANCIAL STATEMENTS	117

Notes to Financial Statements (Continued)

iSHARES® TRUST

traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of October 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2015 and the total value of the related collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. Each Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2015:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
iBonds Dec 2016 Corporate
BNP Paribas Prime Brokerage Inc.	$348,668	$348,668	$—
Citigroup Global Markets Inc.	58,022	58,022	—
Jefferies LLC	325,022	325,022	—
JPMorgan Clearing Corp.	77,293	77,293	—
JPMorgan Securities LLC	51,945	51,945	—
Merrill Lynch, Pierce, Fenner & Smith	481,117	481,117	—

	$1,342,067	$1,342,067	$—

118	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
iBonds Dec 2017 Corporate
Jefferies LLC	$107,671	$107,671	$—
Merrill Lynch, Pierce, Fenner & Smith	151,041	151,041	—
Morgan Stanley & Co. LLC	99,887	99,887	—

	$358,599	$358,599	$—

iBonds Dec 2018 Corporate
BNP Paribas Prime Brokerage Inc.	$149,843	$149,843	$—
Credit Suisse Securities (USA) LLC	242,076	242,076	—
Jefferies LLC	576,914	576,914	—
JPMorgan Clearing Corp.	995	995	—
JPMorgan Securities LLC	36,409	36,409	—
Merrill Lynch, Pierce, Fenner & Smith	254,179	254,179	—

	$1,260,416	$1,260,416	$—

iBonds Dec 2019 Corporate
JPMorgan Clearing Corp.	$50,000	$50,000	$—
Merrill Lynch, Pierce, Fenner & Smith	151,727	151,727	—
Morgan Stanley & Co. LLC	630,884	630,884	—

	$832,611	$832,611	$—

iBonds Dec 2020 Corporate
BNP Paribas Prime Brokerage Inc.	$259,736	$259,736	$—
Citigroup Global Markets Inc.	238,962	238,962	—
Jefferies LLC	161,465	161,465	—
JPMorgan Clearing Corp.	307,317	307,317	—
JPMorgan Securities LLC	871,688	871,688	—
Merrill Lynch, Pierce, Fenner & Smith	456,305	456,305	—

	$2,295,473	$2,295,473	$—

iBonds Dec 2021 Corporate
BNP Paribas Prime Brokerage Inc.	$54,507	$54,507	$—
Deutsche Bank Securities Inc.	78,760	78,760	—
Jefferies LLC	98,682	98,682	—
JPMorgan Clearing Corp.	79,803	79,803	—
Merrill Lynch, Pierce, Fenner & Smith	135,009	135,009	—
Morgan Stanley & Co. LLC	447,339	447,339	—

	$894,100	$894,100	$—

NOTES TO FINANCIAL STATEMENTS	119

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
iBonds Dec 2022 Corporate
BNP Paribas Prime Brokerage Inc.	$99,385	$99,385	$—
Citigroup Global Markets Inc.	123,895	123,895	—
Credit Suisse Securities (USA) LLC	49,811	49,811	—
Deutsche Bank Securities Inc.	25,068	25,068	—
JPMorgan Clearing Corp.	105,719	105,719	—
JPMorgan Securities LLC	143,698	143,698	—
Merrill Lynch, Pierce, Fenner & Smith	224,385	224,385	—
Morgan Stanley & Co. LLC	31,400	31,400	—

	$803,361	$803,361	$—

iBonds Dec 2023 Corporate
BNP Paribas Prime Brokerage Inc.	$149,597	$149,597	$—
Credit Suisse Securities (USA) LLC	105,821	105,821	—
Deutsche Bank Securities Inc.	50,222	50,222	—
Jefferies LLC	167,194	167,194	—
JPMorgan Clearing Corp.	77,750	77,750	—
JPMorgan Securities LLC	241,906	241,906	—
Merrill Lynch, Pierce, Fenner & Smith	113,580	113,580	—
Morgan Stanley & Co. LLC	391,052	391,052	—

	$1,297,122	$1,297,122	$—

iBonds Dec 2024 Corporate
BNP Paribas Prime Brokerage Inc.	$126,501	$126,501	$—
Citigroup Global Markets Inc.	463,560	463,560	—
Credit Suisse Securities (USA) LLC	103,538	103,538	—
Deutsche Bank Securities Inc.	102,016	102,016	—
Jefferies LLC	103,418	103,418	—
JPMorgan Clearing Corp.	145,095	145,095	—
JPMorgan Securities LLC	361,537	361,537	—
Merrill Lynch, Pierce, Fenner & Smith	367,316	367,316	—
Morgan Stanley & Co. LLC	50,178	50,178	—

	$1,823,159	$1,823,159	$—

iBonds Dec 2025 Corporate
Citigroup Global Markets Inc.	$168,360	$168,360	$—
Deutsche Bank Securities Inc.	354,615	354,615	—
Jefferies LLC	325,164	325,164	—
JPMorgan Clearing Corp.	49,288	49,288	—
JPMorgan Securities LLC	346,261	346,261	—
Merrill Lynch, Pierce, Fenner & Smith	342,035	342,035	—
Morgan Stanley & Co. LLC	393,090	393,090	—

	$1,978,813	$1,978,813	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in each Fund’s statement of assets and liabilities.

120	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.10% based on the average daily net assets of each Fund. In addition, each of the Funds indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for each Fund through the termination date of such Fund, in an amount equal to acquired fund fees and expenses attributable to each Fund’s investments in other funds advised by BFA or its affiliates, if any.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2015, each Fund retained 75% of securities lending income and the amount retained was never less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across the iShares ETF Complex in the calendar year 2014 exceeded the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013 and pursuant to a securities lending agreement, each Fund retained for the remainder of the calendar year 2014, 80% of securities lending income and the amount retained was never less than 70% of the total of securities lending income plus the collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	121

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended October 31, 2015, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
iBonds Dec 2016 Corporate	$521
iBonds Dec 2017 Corporate	136
iBonds Dec 2018 Corporate	793
iBonds Dec 2019 Corporate	350
iBonds Dec 2020 Corporate	1,508

iShares ETF	Fees Paid to BTC
iBonds Dec 2021 Corporate	$188
iBonds Dec 2022 Corporate	573
iBonds Dec 2023 Corporate	320
iBonds Dec 2024 Corporate	708
iBonds Dec 2025 Corporate	523

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the year ended October 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

The Funds, in order to improve their portfolio liquidity and their ability to track their respective underlying index, may invest in shares of other iShares funds that invest in securities in each Fund’s respective underlying index.

Investments in issuers considered to be affiliates of the Funds (excluding money market funds) during the year ended October 31, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

iShares ETF and Name of Affiliated Issuer	Principal Held at Beginning of Year (000s)	Principal Purchased (000s)	Principal Sold (000s)	Principal Held at End of Year (000s)	Value at End of Year	Interest Income
iBonds Dec 2016 Corporate
PNC Funding Corp. 2.70%, 09/19/16	$100	$375	$—	$475	$481,925	$2,543

iBonds Dec 2018 Corporate
PNC Bank N.A. 1.50%, 02/23/18	$—	$500	$—	$500	$499,427	$1,538

iBonds Dec 2019 Corporate
PNC Funding Corp. 6.70%, 06/10/19	$—	$200	$—	$200	$230,536	$1,850

iBonds Dec 2020 Corporate
PNC Funding Corp.
4.38%, 08/11/20	$—	$290	$—	$290	$312,730	$3,834
5.13%, 02/08/20	—	100	—	100	110,699	463

					$423,429	$4,297

122	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Name of Affiliated Issuer	Principal Held at Beginning of Year (000s)	Principal Purchased (000s)	Principal Sold (000s)	Principal Held at End of Year (000s)	Value at End of Year	Interest Income
iBonds Dec 2022 Corporate
PNC Funding Corp. 3.30%, 03/08/22	$—	$100	$—	$100	$102,845	$1,759

iBonds Dec 2024 Corporate
PNC Financial Services Group Inc. (The) 3.90%, 04/29/24	$—	$60	$—	$60	$60,855	$1,334

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2015 were as follows:

	U.S. Government Obligations		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
iBonds Dec 2016 Corporate	$—	$—	$7,922,001	$1,383,961
iBonds Dec 2017 Corporate	649,610	649,903	15,966,571	212,260
iBonds Dec 2018 Corporate	501,095	500,429	40,763,597	1,842,222
iBonds Dec 2019 Corporate	151,934	151,992	24,478,860	187,139
iBonds Dec 2020 Corporate	596,795	597,450	48,242,341	1,681,707
iBonds Dec 2021 Corporate	—	—	17,254,172	180,196
iBonds Dec 2022 Corporate	150,250	150,189	12,709,041	514,894
iBonds Dec 2023 Corporate	—	—	10,477,708	683,097
iBonds Dec 2024 Corporate	29,688	29,767	10,007,379	221,004
iBonds Dec 2025 Corporate	74,221	74,352	15,241,319	5,394,111

In-kind transactions (see Note 4) for the year ended October 31, 2015 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
iBonds Dec 2016 Corporate	$13,334,747	$—
iBonds Dec 2017 Corporate	2,416,067	—
iBonds Dec 2018 Corporate	3,653,087	—
iBonds Dec 2019 Corporate	1,223,494	—
iBonds Dec 2020 Corporate	1,231,241	2,511,411
iBonds Dec 2022 Corporate	1,195,150	—
iBonds Dec 2023 Corporate	1,168,570	—
iBonds Dec 2024 Corporate	1,182,425	—
iBonds Dec 2025 Corporate	1,189,838	—

NOTES TO FINANCIAL STATEMENTS	123

Notes to Financial Statements (Continued)

iSHARES® TRUST

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

The Board authorized a four-for-one stock split for each of the Funds, effective after the close of trading on May 20, 2015, for the shareholders of record on May 18, 2015. The impact of the stock split was to increase the number of shares outstanding by a factor of four, while decreasing the NAV per share by a factor of four, resulting in no effect to the net assets of the Funds. The financial statements for the Funds have been adjusted to reflect the stock splits.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in fixed income instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations

124	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

Each Fund invests a substantial amount of its assets in fixed-income securities. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, each Fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6. INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2015, attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
iBonds Dec 2020 Corporate	$5,126	$—	$(5,126)

NOTES TO FINANCIAL STATEMENTS	125

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the fiscal years ended October 31, 2015 and October 31, 2014 was as follows:

iShares ETF	2015	2014
iBonds Dec 2016 Corporate
Ordinary income	$149,619	$20,326

iBonds Dec 2017 Corporate
Ordinary income	$72,800	N/A

iBonds Dec 2018 Corporate
Ordinary income	$386,066	$49,839

iBonds Dec 2019 Corporate
Ordinary income	$135,950	N/A

iBonds Dec 2020 Corporate
Ordinary income	$453,039	N/A

iBonds Dec 2021 Corporate
Ordinary income	$156,658	N/A

iBonds Dec 2022 Corporate
Ordinary income	$168,743	N/A

iBonds Dec 2023 Corporate
Ordinary income	$161,241	N/A

iBonds Dec 2024 Corporate
Ordinary income	$169,283	N/A

iBonds Dec 2025 Corporate
Ordinary income	$178,549	N/A

As of October 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
iBonds Dec 2016 Corporate	$21,972	$501	$—	$(9,673)	$12,800
iBonds Dec 2017 Corporate	16,226	—	—	(32,942)	(16,716)
iBonds Dec 2018 Corporate	57,034	—	(6,053)	(251,311)	(200,330)
iBonds Dec 2019 Corporate	29,349	—	—	(122,781)	(93,432)
iBonds Dec 2020 Corporate	66,101	—	(7,746)	(247,448)	(189,093)
iBonds Dec 2021 Corporate	28,634	—	(13,235)	(171,832)	(156,433)
iBonds Dec 2022 Corporate	28,034	—	(2,556)	(186,381)	(160,903)
iBonds Dec 2023 Corporate	27,484	—	(2,037)	(239,528)	(214,081)
iBonds Dec 2024 Corporate	29,245	—	(5,910)	(292,876)	(269,541)
iBonds Dec 2025 Corporate	30,648	—	(93,714)	(232,781)	(295,847)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

126	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of October 31, 2015, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
iBonds Dec 2018 Corporate	$6,053
iBonds Dec 2020 Corporate	7,746
iBonds Dec 2021 Corporate	13,235
iBonds Dec 2022 Corporate	2,556

iShares ETF	Non- Expiring
iBonds Dec 2023 Corporate	$2,037
iBonds Dec 2024 Corporate	5,910
iBonds Dec 2025 Corporate	93,714

For the year ended October 31, 2015, the iShares iBonds Dec 2016 Corporate ETF utilized $226 of its capital loss carryforwards.

As of October 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
iBonds Dec 2016 Corporate	$39,012,082	$11,024	$(20,697)	$(9,673)
iBonds Dec 2017 Corporate	18,850,901	4,020	(36,962)	(32,942)
iBonds Dec 2018 Corporate	53,854,013	12,490	(263,801)	(251,311)
iBonds Dec 2019 Corporate	26,905,549	7,085	(129,866)	(122,781)
iBonds Dec 2020 Corporate	47,860,402	56,429	(303,877)	(247,448)
iBonds Dec 2021 Corporate	19,366,430	14,806	(186,638)	(171,832)
iBonds Dec 2022 Corporate	14,341,734	18,190	(204,571)	(186,381)
iBonds Dec 2023 Corporate	12,451,826	3,896	(243,424)	(239,528)
iBonds Dec 2024 Corporate	12,971,044	4,053	(296,929)	(292,876)
iBonds Dec 2025 Corporate	13,011,587	19,441	(252,222)	(232,781)

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	127

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares iBonds Dec 2016 Corporate ETF, iShares iBonds Dec 2017 Corporate ETF, iShares iBonds Dec 2018 Corporate ETF, iShares iBonds Dec 2019 Corporate ETF, iShares iBonds Dec 2020 Corporate ETF, iShares iBonds Dec 2021 Corporate ETF, iShares iBonds Dec 2022 Corporate ETF, iShares iBonds Dec 2023 Corporate ETF, iShares iBonds Dec 2024 Corporate ETF and iShares iBonds Dec 2025 Corporate ETF (the “Funds”) at October 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 22, 2015

128	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 871(k)(1)(C) of the Internal Revenue Code, the Funds hereby designate the following maximum amounts allowable as interest-related dividends for the fiscal year ended October 31, 2015:

iShares ETF	Interest-Related Dividends

iBonds Dec 2016 Corporate	$130,076
iBonds Dec 2018 Corporate	345,680
iBonds Dec 2020 Corporate	446,841

TAX INFORMATION	129

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

iShares iBonds Dec 2016 Corporate ETF and iShares iBonds Dec 2018 Corporate ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 1, 2015 and May 6, 2015, to discuss the types of information the Independent Trustees required and the manner in which management would organize and present such information. At a meeting held on May 21, 2015, management presented preliminary information to the Board relating to the continuance of the Advisory Contract, and the Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 24-25, 2015, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA, including the additional information management provided at the request of the Independent Trustees. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential enhancements and adjustments to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of each Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising such Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Groups. The Board further noted that due to the limitations in providing comparable funds in the various Lipper Groups, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Lipper Group.

In addition, the Board reviewed statistical information prepared by Lipper regarding the performance of each Fund for the one-, three-, five-, ten-year, and since inception periods, as applicable, and the “last quarter” period ended December 31, 2014, and a comparison of each Fund’s performance to its performance benchmark index for the same periods. To the extent that any of the comparison funds included in the Lipper Group track the same index as any particular Fund, Lipper also provided, and the Board reviewed, a comparison of such Fund’s performance to that of such relevant comparison funds for the same periods. The Board noted that the Funds generally performed in line with their respective performance benchmark indexes over the relevant periods. In considering this information, the Board noted that the Lipper Group may include funds that have different investment objectives

130	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

and/or benchmarks from the Funds. In addition, the Board noted that each Fund seeks to track its own benchmark index and that, during the prior year, the Board received periodic reports on the Funds’ performance in comparison with their relevant benchmark indexes. Such periodic comparative performance information, including detailed information on certain specific iShares funds requested by the Boards, was also considered.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to shareholder servicing and support, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability to BlackRock of the Funds based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and all other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, noting that the 15(c) Committee had focused on the methodology and proposed presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on extensively by the 15(c) Committee during its meetings and addressed by management. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception,

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	131

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds or that track the same index or a similar index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different, generally more extensive services provided to the Funds, as well as other significant differences in the approach of BFA and its affiliates to the Funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded exchange traded funds, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

132	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of each Fund and its shareholders to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	133

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
iBonds Dec 2016 Corporate	$0.167187	$—	$0.000601	$0.167788	100%	—%	0%[a]	100%
iBonds Dec 2017 Corporate	0.153322	—	0.005318	0.158640	97	—	3	100
iBonds Dec 2018 Corporate	0.382459	—	0.005357	0.387816	99	—	1	100
iBonds Dec 2019 Corporate	0.254670	—	0.016617	0.271287	94	—	6	100
iBonds Dec 2020 Corporate	0.460659	—	0.014096	0.474755	97	—	3	100
iBonds Dec 2021 Corporate	0.343318	—	0.008571	0.351889	98	—	2	100
iBonds Dec 2022 Corporate	0.381389	—	0.009954	0.391343	97	—	3	100

[a]	Rounds to less than 1%.

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

134	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares iBonds Dec 2016 Corporate ETF

Period Covered: May 28, 2014 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	3	0.88%
Greater than 1.0% and Less than 1.5%	2	0.59
Greater than 0.5% and Less than 1.0%	102	30.00
Between 0.5% and –0.5%	233	68.53

	340	100.00%

iShares iBonds Dec 2017 Corporate ETF

Period Covered: March 10, 2015 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.70%
Greater than 0.5% and Less than 1.0%	118	82.52
Between 0.5% and –0.5%	24	16.78

	143	100.00%

iShares iBonds Dec 2018 Corporate ETF

Period Covered: May 28, 2014 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	3	0.88%
Greater than 2.5% and Less than 3.0%	1	0.29
Greater than 2.0% and Less than 2.5%	2	0.59
Greater than 1.5% and Less than 2.0%	5	1.47
Greater than 1.0% and Less than 1.5%	18	5.29
Greater than 0.5% and Less than 1.0%	92	27.06
Between 0.5% and –0.5%	218	64.13
Less than –0.5%	1	0.29

	340	100.00%

SUPPLEMENTAL INFORMATION	135

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares iBonds Dec 2019 Corporate ETF

Period Covered: March 10, 2015 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.70%
Greater than 0.5% and Less than 1.0%	120	83.92
Between 0.5% and –0.5%	22	15.38

	143	100.00%

iShares iBonds Dec 2020 Corporate ETF

Period Covered: December 2, 2014 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.48%
Greater than 2.5% and Less than 3.0%	3	1.44
Greater than 2.0% and Less than 2.5%	5	2.39
Greater than 1.5% and Less than 2.0%	9	4.31
Greater than 1.0% and Less than 1.5%	28	13.40
Greater than 0.5% and Less than 1.0%	61	29.19
Between 0.5% and –0.5%	102	48.79

	209	100.00%

iShares iBonds Dec 2021 Corporate ETF

Period Covered: March 10, 2015 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	3	2.10%
Greater than 1.0% and Less than 1.5%	12	8.39
Greater than 0.5% and Less than 1.0%	111	77.62
Between 0.5% and –0.5%	17	11.89

	143	100.00%

iShares iBonds Dec 2022 Corporate ETF

Period Covered: March 10, 2015 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	1	0.70%
Greater than 0.5% and Less than 1.0%	91	63.64
Between 0.5% and –0.5%	51	35.66

	143	100.00%

136	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares iBonds Dec 2023 Corporate ETF

Period Covered: March 11, 2015 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.70%
Greater than 2.0% and Less than 2.5%	1	0.70
Greater than 1.5% and Less than 2.0%	5	3.52
Greater than 1.0% and Less than 1.5%	5	3.52
Greater than 0.5% and Less than 1.0%	84	59.16
Between 0.5% and –0.5%	46	32.40

	142	100.00%

iShares iBonds Dec 2024 Corporate ETF

Period Covered: March 11, 2015 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	5	3.52%
Greater than 1.0% and Less than 1.5%	8	5.63
Greater than 0.5% and Less than 1.0%	65	45.78
Between 0.5% and –0.5%	64	45.07

	142	100.00%

iShares iBonds Dec 2025 Corporate ETF

Period Covered: March 11, 2015 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.70%
Greater than 1.0% and Less than 1.5%	4	2.82
Greater than 0.5% and Less than 1.0%	86	60.56
Between 0.5% and –0.5%	51	35.92

	142	100.00%

SUPPLEMENTAL INFORMATION	137

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 324 funds (as of October 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).

President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).

Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

138	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

TRUSTEE AND OFFICER INFORMATION	139

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (60)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (51)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

140	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (48)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	141

Notes:

142	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed or issued by Barclays Capital Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1012-1015

OCTOBER 31, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares iBonds Dec 2021 AMT-Free Muni Bond ETF | IBMJ | NYSE Arca
➢	iShares iBonds Dec 2022 AMT-Free Muni Bond ETF | IBMK | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. BOND MARKET OVERVIEW

U.S. bonds returned approximately 2% for the 12 months ended October 31, 2015 (the “reporting period”). The modest bond market returns reflected an inconsistent but moderate overall level of U.S. economic growth and low inflation. After generating its fastest quarterly growth rate in 11 years in the third quarter of 2014, the U.S. economy slowed over the next two quarters, weighed down by a stronger U.S. dollar (which made U.S. goods more expensive overseas) and severe winter weather in many regions of the country. The economy rebounded in the second and third quarters of 2015, led by strong employment growth —sending the unemployment rate to its lowest level since April 2008 — and robust vehicle sales.

Inflation stayed low throughout the reporting period, with the consumer price index increasing 0.2% for the reporting period. Falling energy prices, including a decline of more than 40% in the price of oil, contributed to the muted inflation rate.

At the beginning of the reporting period, the U.S. Federal Reserve Bank (the “Fed”) ended a two-year quantitative easing program and signaled its intent to raise its short-term interest rate target sometime in 2015. However, the mixed economic data, lack of inflationary pressure, and slowing growth elsewhere in the world (particularly in China and other emerging economies) convinced the Fed to hold short-term interest rates steady throughout the reporting period.

Nonetheless, short-term bond yields generally rose during the reporting period in anticipation of a potential Fed interest rate increase. In contrast, intermediate- and long-term bond yields declined modestly for the reporting period, reflecting the benign inflationary environment and investor demand for U.S. bonds.

A number of other factors buffeted the fixed-income market during the reporting period. Geopolitical conflicts, most notably in Ukraine and across the Middle East, continued to have an effect on financial markets. Greece and Puerto Rico wrestled with potential defaults on their government debt. The U.S. dollar strengthened against most major currencies during the reporting period, which made U.S. investments more attractive to international investors but created headwinds for the domestic economy.

Investor concerns brought on by many of these factors, as well as uncertainty surrounding the strength of the U.S. economy and Fed interest rate policy, led to a flight to quality during the reporting period. As a result, higher-quality bonds outperformed riskier assets for the reporting period.

Mortgage-backed securities were the leading performers for the reporting period. Both residential and commercial mortgage-backed securities benefited from investor demand for high credit quality and relatively high yields. U.S. Treasury bonds were also among the better performers in the fixed-income market. In addition to the flight to quality, Treasury securities benefited from their interest-rate sensitivity as declining yields across most maturity sectors of the Treasury market led to rising bond prices. The primary exception was Treasury inflation-protected securities, which posted negative returns for the reporting period, reflecting a lack of investor demand for inflation protection.

Corporate bonds underperformed the broader bond market for the reporting period. Corporate bonds tend to have greater credit risk than other sectors of the bond market, and the broad flight to quality led to reduced demand for corporate securities. In particular, high-yield corporate bonds were among the only sectors of the bond market to decline for the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2021 AMT-FREE MUNI BOND ETF

Performance as of October 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	2.12%	2.32%	1.71%

The inception date of the Fund was 9/1/15. The first day of secondary market trading was 9/3/15.

For the fiscal period ended 10/31/15, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (9/1/15) [a]	Ending Account Value (10/31/15)	Expenses Paid During Period [b]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,021.20	$0.30	$1,000.00	$1,024.30	$0.92	0.18%

[a]	The beginning of the period (commencement of operations) is September 1, 2015.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (60 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2021 AMT-FREE MUNI BOND ETF

The iShares iBonds Dec 2021 AMT-Free Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds maturing after December 31, 2020 and before December 2, 2021, as represented by the S&P AMT-Free Municipal Series Dec 2021 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from September 1, 2015 (inception date of the Fund) through October 31, 2015 (the “reporting period”), the total return for the Fund was 2.12%, net of fees, while the total return for the Index was 1.71%.

Municipal bond yields were lower across most maturities during the reporting period, resulting in higher municipal bond prices. Intermediate-term municipal bond yields fell the most, while short- and long-term municipal bond yields were relatively stable.

Demand for municipal bonds increased during the reporting period, particularly after the Fed held short-term interest rates steady following the September meeting of its interest rate policymaking committee. The Fed was expected to raise its short-term interest rate target sometime in 2015, but its decision not to do so in September cast doubts on those expectations.

On the supply side, municipal bond issuance increased year-to-date compared with the same period in 2014. However, much of the new issuance was used to refinance existing bonds, so the overall total outstanding was little changed. This also provided a favorable backdrop for municipal bond performance.

The credit environment in New York and California continued to improve during the reporting period. Higher-than-expected tax revenue meant New York increased spending by a modest 2% while keeping its total debt outstanding relatively unchanged. Meanwhile, California’s state budget surplus approached $1 billion during the reporting period. The state controller’s office said California could meet its cash flow needs without additional borrowing for the first time in 15 years. Florida also projected a budget surplus of $1.6 billion. At the other end of the spectrum, Texas lawmakers sought budget cuts in the face of slower-than-expected revenue due to the sharp drop in oil and gas prices.

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

S&P Credit Rating[1]	Percentage of Total Investments[2]
AAA	18.35%
AA+	17.80
AA	20.80
AA-	21.36
A+	6.90
A	6.35
A-	2.44
BBB+	0.23
Not Rated	5.77

TOTAL	100.00%

TEN LARGEST STATES

As of 10/31/15

State	Percentage of Total Investments[2]
New York	20.13%
Florida	11.76
Texas	11.70
California	10.48
Washington	8.29
Illinois	4.24
Ohio	3.77
Wisconsin	3.17
Hawaii	2.67
Massachusetts	2.39

TOTAL	78.60%

[1]	Credit quality ratings shown reflect the ratings assigned by Standard & Poor’s Ratings Service (“S&P”), a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® iBONDS® DEC 2022 AMT-FREE MUNI BOND ETF

Performance as of October 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	2.11%	2.31%	1.88%

The inception date of the Fund was 9/1/15. The first day of secondary market trading was 9/3/15.

For the fiscal period ended 10/31/15, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (9/1/15) [a]	Ending Account Value (10/31/15)	Expenses Paid During Period [b]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,021.10	$0.30	$1,000.00	$1,024.30	$0.92	0.18%

[a]	The beginning of the period (commencement of operations) is September 1, 2015.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (60 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® iBONDS® DEC 2022 AMT-FREE MUNI BOND ETF

The iShares iBonds Dec 2022 AMT-Free Muni Bond ETF (the “Fund”) seeks to track the investment results of an index composed of investment-grade U.S. municipal bonds maturing after December 31, 2021 and before December 2, 2022, as represented by the S&P AMT-Free Municipal Series Dec 2022 IndexTM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from September 1, 2015 (inception date of the Fund) through October 31, 2015 (the “reporting period”), the total return for the Fund was 2.11%, net of fees, while the total return for the Index was 1.88%.

Municipal bond yields were lower across most maturities during the reporting period, resulting in higher municipal bond prices. Intermediate-term municipal bond yields fell the most, while short- and long-term municipal bond yields were relatively stable.

Demand for municipal bonds increased during the reporting period, particularly after the Fed held short-term interest rates steady following the September meeting of its interest rate policymaking committee. The Fed was expected to raise its short-term interest rate target sometime in 2015, but its decision not to do so in September cast doubts on those expectations.

On the supply side, municipal bond issuance increased year-to-date compared with the same period in 2014. However, much of the new issuance was used to refinance existing bonds, so the overall total outstanding was little changed. This also provided a favorable backdrop for municipal bond performance.

The credit environment in New York and California continued to improve during the reporting period. Higher-than-expected tax revenue meant New York increased spending by a modest 2% while keeping its total debt outstanding relatively unchanged. Meanwhile, California’s state budget surplus approached $1 billion during the reporting period. The state controller’s office said California could meet its cash flow needs without additional borrowing for the first time in 15 years. Florida also projected a budget surplus of $1.6 billion. At the other end of the spectrum, Texas lawmakers sought budget cuts in the face of slower-than-expected revenue due to the sharp drop in oil and gas prices.

ALLOCATION BY CREDIT QUALITY

As of 10/31/15

S&P Credit Rating[1]	Percentage of Total Investments[2]
AAA	22.50%
AA+	17.41
AA	17.79
AA-	16.04
A+	6.56
A	6.46
A-	2.00
Not Rated	11.24

TOTAL	100.00%

TEN LARGEST STATES

As of 10/31/15

State	Percentage of Total Investments[2]
New York	14.39%
Florida	13.90
Texas	8.86
California	6.29
Washington	5.98
Ohio	4.27
North Carolina	3.78
Massachusetts	3.72
Alabama	3.16
Oregon	2.97

TOTAL	67.32%

[1]	Credit quality ratings shown reflect the ratings assigned by Standard & Poor’s Ratings Service (“S&P”), a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2015 (or commencement of operations, as applicable) and held through October 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® iBONDS® DEC 2021 AMT-FREE MUNI BOND ETF

October 31, 2015

Security	Principal (000s)	Value

MUNICIPAL BONDS & NOTES — 98.45%

ALABAMA — 3.11%
Alabama Federal Aid Highway Finance Authority GO
5.00%, 09/01/21	$35	$41,540
Alabama Public School & College Authority RB
Series B
5.00%, 01/01/21	55	64,869
City of Huntsville AL GO
Series A
5.00%, 08/01/21	35	41,841
State of Alabama GO
5.00%, 08/01/21	25	29,978
University of Alabama RB
Series A
5.00%, 07/01/21	50	59,553

		237,781
ALASKA — 1.64%
City of Anchorage AK Electric Revenue RB
Series A
4.00%, 12/01/21	20	22,554
City of Valdez AK RB
Series B
5.00%, 01/01/21	20	22,996
State of Alaska GO
4.00%, 08/01/21	50	57,230
University of Alaska RB
Series S
4.00%, 10/01/21	20	22,595

		125,375
ARIZONA — 2.52%
Arizona School Facilities Board COP
5.00%, 09/01/21	45	53,097
Arizona Water Infrastructure Finance Authority RB
5.00%, 10/01/21	30	36,043
City of Phoenix AZ GO
4.00%, 07/01/21	20	22,796
Series C
4.00%, 07/01/21	25	28,495

Security	Principal (000s)	Value
City of Phoenix Civic Improvement Corp. RB
4.00%, 07/01/21	$25	$28,422
5.00%, 07/01/21	10	11,928
Salt River Project Agricultural Improvement and Power District RB
Series A
5.00%, 12/01/21	10	11,988

		192,769
ARKANSAS — 1.33%
State of Arkansas GO
5.00%, 06/15/21	25	29,911
University of Arkansas RB
5.00%, 09/15/21	50	59,548
5.00%, 11/01/21	10	11,936

		101,395
CALIFORNIA — 6.19%
California Health Facilities Financing Authority RB
5.00%, 08/15/21	15	17,898
California State Public Works Board RB
Series G
5.00%, 11/01/21	65	77,620
City of Los Angeles Department of Airports RB
Series B
5.00%, 05/15/21	20	23,769
Los Angeles County Public Works Financing Authority RB
5.00%, 08/01/21	25	29,709
Los Angeles Department of Water & Power RB
Series B
5.00%, 07/01/21	15	17,965
Los Angeles Unified School District/CA GO
Series A-2
5.00%, 07/01/21	20	23,990
Series C
5.00%, 07/01/21	35	41,982
State of California GO
5.00%, 02/01/21	10	11,810
5.00%, 12/01/21	190	228,192

		472,935

SCHEDULES OF INVESTMENTS	11

Schedule of Investments  (Continued)

iSHARES® iBONDS® DEC 2021 AMT-FREE MUNI BOND ETF

October 31, 2015

Security	Principal (000s)	Value
COLORADO — 0.31%
Board of Governors of Colorado State University Revenue RB
Series B
5.00%, 03/01/21	$20	$23,662

		23,662
CONNECTICUT — 0.39%
State of Connecticut Special Tax Revenue RB
Series A
5.00%, 10/01/21	25	29,739

		29,739
DELAWARE — 0.31%
State of Delaware GO
Series B
5.00%, 07/01/21	20	23,996

		23,996
DISTRICT OF COLUMBIA — 1.44%
District of Columbia GO
Series A
5.00%, 12/01/21	20	24,054
District of Columbia RB
Series C
4.00%, 12/01/21	75	85,619

		109,673
FLORIDA — 13.69%
Board of Governors State University System of Florida RB
Series A
5.00%, 07/01/21	40	47,451
Broward Country FL Water & Sewer Utility Revenue RB
5.00%, 10/01/21	20	23,891
City of Jacksonville FL RB
Series B
5.00%, 10/01/21	60	71,039
Series C
5.00%, 10/01/21	25	29,689
City of Tallahassee GO
5.00%, 10/01/21	40	47,732
County of Miami-Dade FL Transit System Sales Surtax Revenue RB
5.00%, 07/01/21	75	88,435

Security	Principal (000s)	Value
Florida Department of Environmental Protection RB
Series B
5.00%, 07/01/21	$35	$41,404
Florida Municipal Power Agency RB
5.00%, 10/01/21	55	64,688
Florida’s Turnpike RB
Series A
5.00%, 07/01/21	60	71,105
JEA Electric System Revenue RB
Series A
5.00%, 10/01/21	30	35,645
Series B
5.00%, 10/01/21	25	29,704
Lee County School Board COP
Series B
5.00%, 08/01/21	50	58,995
Miami-Dade County Expressway Authority RB
Series B
5.00%, 07/01/21	25	29,397
Miami-Dade County School Board COP
5.00%, 11/01/21	20	23,553
Orlando Utilities Commission RB
Series C
4.00%, 10/01/21	25	28,486
Palm Beach County School District COP
Series B
5.00%, 08/01/21	10	11,774
Series D
5.00%, 08/01/21	65	76,532
Pasco County School Board COP
5.00%, 08/01/21	50	58,708
School District of Broward County/FL COP
5.00%, 07/01/21	55	64,462
State of Florida Board of Education GO
Series A
5.00%, 06/01/21	60	71,542
State of Florida Lottery Revenue RB
Series A
5.00%, 07/01/21	40	47,499
Tampa Bay Water RB
5.00%, 10/01/21	20	23,891

		1,045,622

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® iBONDS® DEC 2021 AMT-FREE MUNI BOND ETF

October 31, 2015

Security	Principal (000s)	Value
GEORGIA — 2.03%
City of Atlanta Department of Aviation Revenue RB
5.25%, 01/01/21	$25	$29,618
City of Atlanta GA Water & Wastewater Revenue RB
Series B
5.00%, 11/01/21	15	17,886
Municipal Electric Authority of Georgia RB
5.00%, 01/01/21	20	23,371
State of Georgia GO
Series A
5.00%, 07/01/21	55	65,955
Series E-2
5.00%, 09/01/21	15	18,041

		154,871
HAWAII — 0.70%
Honolulu City & County Board of Water Supply RB
5.00%, 07/01/21	25	29,627
Series A
5.00%, 07/01/21	20	23,821

		53,448
ILLINOIS — 1.20%
Chicago O’Hare International Airport RB
Series B
5.00%, 01/01/21	15	17,375
Regional Transportation Authority RB
Series A
6.00%, 07/01/21	25	30,104
State of Illinois GO
5.00%, 03/01/21	15	16,431
Series B
5.25%, 01/01/21	25	27,661

		91,571
KANSAS — 0.39%
State of Kansas Department of Transportation RB
Series B
5.00%, 09/01/21	25	30,036

		30,036

Security	Principal (000s)	Value
LOUISIANA — 0.38%
Louisiana Public Facilities Authority RB
5.00%, 07/01/21	$10	$11,791
State of Louisiana GO
Series A
5.00%, 02/01/21	15	17,603

		29,394
MAINE — 0.31%
Maine Turnpike Authority RB
5.00%, 07/01/21	20	23,821

		23,821
MARYLAND — 2.79%
County of Anne Arundel MD GOL
4.00%, 04/01/21	30	34,108
State of Maryland Department of Transportation RB
5.00%, 12/01/21	50	60,131
State of Maryland GO
Series A
5.00%, 03/01/21	100	119,056

		213,295
MASSACHUSETTS — 3.66%
Commonwealth of Massachusetts GOL
Series A
5.25%, 08/01/21	30	36,313
Series B
5.25%, 08/01/21 (AGM)	125	151,304
Massachusetts School Building Authority RB
Series B
5.00%, 10/15/21	15	17,948
Massachusetts Turnpike Authority RB
Series C
0.00%, 01/01/21	35	32,100
Massachusetts Water Resources Authority RB
Series J
5.50%, 08/01/21 (AGM)	10	12,257
University of Massachusetts Building Authority RB
5.00%, 11/01/21	25	29,933

		279,855

SCHEDULES OF INVESTMENTS	13

Schedule of Investments  (Continued)

iSHARES® iBONDS® DEC 2021 AMT-FREE MUNI BOND ETF

October 31, 2015

Security	Principal (000s)	Value
MICHIGAN — 1.41%
State of Michigan GO
Series A
5.00%, 12/01/21	$50	$59,748
State of Michigan Trunk Line Revenue RB
5.00%, 11/15/21	40	47,819

		107,567
MINNESOTA — 1.16%
Southern Minnesota Municipal Power Agency RB
Series A
0.00%, 01/01/21	25	22,649
State of Minnesota GO
Series B
5.00%, 08/01/21	55	65,918

		88,567
MISSISSIPPI — 1.10%
State of Mississippi GO
Series C
5.00%, 10/01/21	25	29,895
Series F
5.00%, 11/01/21	20	23,946
5.25%, 10/01/21	25	30,248

		84,089
MISSOURI — 0.63%
Missouri Highway & Transportation Commission RB
Series B
5.00%, 05/01/21	40	47,821

		47,821
NEBRASKA — 1.74%
City of Omaha NE GO
5.25%, 04/01/21	25	29,978
Nebraska Public Power District RB
Series A
5.00%, 01/01/21	40	46,786
Omaha Public Power District RB
Series A
4.00%, 02/01/21	50	56,173

		132,937

Security	Principal (000s)	Value
NEVADA — 0.54%
County of Clark NV RB
Series A
5.00%, 07/01/21	$20	$23,707
State of Nevada GOL
5.00%, 08/01/21	15	17,890

		41,597
NEW HAMPSHIRE — 0.31%
New Hampshire Municipal Bond Bank RB
Series A
5.00%, 08/15/21	20	23,783

		23,783
NEW JERSEY — 1.62%
New Jersey Economic Development Authority RB
5.00%, 06/15/21	10	10,841
Series II
5.00%, 03/01/21	25	27,074
Series KK
5.00%, 03/01/21	20	21,660
New Jersey State Turnpike Authority RB
Series B
5.00%, 01/01/21	55	64,033

		123,608
NEW YORK — 14.17%
City of New York NY GO
5.00%, 08/01/21	135	160,415
Series J
5.00%, 08/01/21	85	101,002
Long Island Power Authority RB
Series A
0.00%, 06/01/21	30	27,114
Metropolitan Transportation Authority RB
Series A
5.00%, 11/15/21	30	35,890
Series B
5.00%, 11/15/21	20	23,737
Series C
5.00%, 11/15/21	50	59,342

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® iBONDS® DEC 2021 AMT-FREE MUNI BOND ETF

October 31, 2015

Security	Principal (000s)	Value
New York City Transitional Finance Authority Future Tax Secured Revenue RB
Series A
5.00%, 11/01/21	$50	$59,824
Series C
5.00%, 11/01/21	30	35,894
Series I
5.00%, 05/01/21	25	29,659
New York City Transitional Finance Authority RB
Series S-1
5.00%, 07/15/21	25	29,706
New York Municipal Bond Bank Agency RB
5.00%, 12/01/21	35	41,546
New York State Dormitory Authority RB
4.00%, 05/15/21	40	45,301
Series A
5.00%, 02/15/21	25	29,584
5.00%, 07/01/21	45	53,208
Series E
4.00%, 03/15/21	100	112,818
New York State Environmental Facilities Corp. RB
5.00%, 02/15/21	25	29,738
5.00%, 06/15/21	35	41,905
New York State Thruway Authority RB
Series A
5.00%, 03/15/21	20	23,706
Series K
4.00%, 01/01/21	70	78,561
Triborough Bridge & Tunnel Authority RB
Series A
4.00%, 11/15/21	40	45,567
Series B
5.00%, 11/15/21	15	17,987

		1,082,504
NORTH CAROLINA — 3.72%
North Carolina Eastern Municipal Power Agency RB
Series A
5.00%, 01/01/21	220	260,324

Security	Principal (000s)	Value
State of North Carolina GOL
Series B
5.00%, 06/01/21	$20	$23,800

		284,124
OHIO — 4.21%
City of Columbus OH GO
Series 2012-3
5.00%, 08/15/21	35	41,933
Cleveland State University RB
5.00%, 06/01/21	25	29,363
State of Ohio GO
Series A
5.00%, 05/01/21	50	59,474
Series B
5.00%, 08/01/21	125	149,312
State of Ohio Higher Educational Facility Commission RB
5.00%, 01/01/21	25	29,404
Series D
5.00%, 12/01/21	10	11,988

		321,474
OKLAHOMA — 0.55%
Oklahoma City Water Utilities Trust RB
5.00%, 07/01/21	35	41,782

		41,782
OREGON — 2.92%
City of Portland OR Sewer System Revenue RB
Series A
5.00%, 08/01/21	40	47,682
5.00%, 10/01/21	25	29,989
Lane Community College GO
4.00%, 06/15/21	65	73,826
Portland Community College District GO
5.00%, 06/15/21	20	23,851
State of Oregon Department of Transportation RB
Series A
5.00%, 11/15/21	25	30,125
State of Washington RB
5.00%, 10/01/21	15	17,928

		223,401

SCHEDULES OF INVESTMENTS	15

Schedule of Investments  (Continued)

iSHARES® iBONDS® DEC 2021 AMT-FREE MUNI BOND ETF

October 31, 2015

Security	Principal (000s)	Value
PENNSYLVANIA — 1.46%
Commonwealth of Pennsylvania GO
5.00%, 04/01/21	$25	$29,265
First Series
5.00%, 11/15/21	10	11,809
Series T
5.00%, 07/01/21	30	35,250
Pennsylvania Higher Educational Facilities Authority RB
Series A
5.00%, 05/01/21	15	17,484
Pennsylvania Turnpike Commission RB
0.00%, 12/01/21	20	17,629

		111,437
SOUTH CAROLINA — 0.93%
SCAGO Educational Facilities Corp. for Picknes School District RB
5.00%, 12/01/21	20	23,516
South Carolina State Public Service Authority RB
Series B
5.00%, 12/01/21	40	47,467

		70,983
TENNESSEE — 1.40%
City of Clarksville TN Water Sewer & Gas Revenue RB
5.00%, 02/01/21	25	29,274
State of Tennessee GO
Series A
5.00%, 09/01/21	25	30,067
Tennessee State School Bond Authority RB
Series B
5.00%, 11/01/21	40	47,944

		107,285
TEXAS — 8.72%
City of Austin TX Water & Wastewater System Revenue RB
5.00%, 05/15/21	10	11,862
City of Corpus Christi TX Utility System Revenue RB
5.00%, 07/15/21	40	47,077
City of Denton TX GO
5.00%, 02/15/21	25	29,524

Security	Principal (000s)	Value
City Of Grand Prairie TX GOL
5.00%, 02/15/21	$75	$88,740
City of San Antonio TX Water System Revenue RB
5.00%, 05/15/21	25	29,713
Series A
5.00%, 05/15/21	15	17,828
County of Harris TX Cultural Education Facilites RB
Series A
5.00%, 11/15/21	15	17,609
County of Harris TX GOL
Series A
5.00%, 10/01/21	75	89,592
Dallas Independent School District GO
4.00%, 08/15/21	15	17,113
Dallas/Fort Worth International Airport Revenue RB
Series G
5.00%, 11/01/21	25	29,584
Fort Bend Independent School District GO
5.00%, 08/15/21	10	11,962
Lewisville Independent School District GO
Series B
4.00%, 08/15/21	75	85,094
Permanent University Fund RB
5.00%, 07/01/21	10	11,974
State of Texas GO
5.00%, 10/01/21	80	95,915
Texas State University System RB
4.50%, 03/15/21	15	17,305
Texas Transportation Commission State Highway Fund RB
5.00%, 10/01/21	15	17,984
University of Texas System (The) RB
Series A
5.00%, 07/01/21	40	47,654

		666,530
UTAH — 0.39%
Utah State Building Ownership Authority RB
5.00%, 05/15/21	25	29,713

		29,713

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® iBONDS® DEC 2021 AMT-FREE MUNI BOND ETF

October 31, 2015

Security	Principal (000s)	Value
VIRGINIA — 1.87%
Norfolk VA GO
5.00%, 08/01/21	$40	$47,706
Virginia Commonwealth Transportation Board RB
5.00%, 03/15/21	50	59,254
Virginia Public Building Authority RB
Series B
5.00%, 08/01/21	30	35,780

		142,740
WASHINGTON — 5.89%
Bonneville Power Administration
5.00%, 07/01/21	10	11,910
City of Seattle WA GO
5.00%, 09/01/21	25	29,856
5.00%, 12/01/21	25	29,970
City of Seattle WA Municipal Drainage & Wastewater Revenue RB
5.00%, 09/01/21	25	29,856
City of Seattle WA Municipal Light & Power Revenue RB
5.00%, 09/01/21	15	17,895
Clark County Public Utility District No.1 RB
5.00%, 01/01/21	55	64,182
Port of Seattle WA RB
Series A
5.25%, 07/01/21	10	11,923
Snohomish County Public Utility District No. 1 RB
4.00%, 12/01/21	30	34,035
Snohomish County School District No. 15 Edmonds RB
5.00%, 12/01/21	25	29,874
State of Washington COP
5.00%, 07/01/21	40	47,153
State of Washington GO
Series B
5.00%, 08/01/21	90	107,504
State of Washington RB
5.00%, 09/01/21	10	11,769
University of Washington RB
Series A
5.00%, 04/01/21	20	23,777

		449,704

Security	Principal or Shares (000s)	Value
WISCONSIN — 1.32%
State of Wisconsin GO
5.00%, 05/01/21	$25	$29,766
Series 3
5.00%, 11/01/21	20	24,010
WPPI Energy RB
Series A
5.00%, 07/01/21	40	47,295

		101,071

TOTAL MUNICIPAL BONDS & NOTES
(Cost: $7,415,518)		7,521,955

SHORT-TERM INVESTMENTS — 0.38%
MONEY MARKET FUNDS — 0.38%
BlackRock Liquidity Funds: MuniFund, Institutional Shares
0.02%[a,b]	29	29,315

		29,315

TOTAL SHORT-TERM INVESTMENTS
(Cost: $29,315)		29,315

TOTAL INVESTMENTS IN SECURITIES — 98.83%
(Cost: $7,444,833)		7,551,270
Other Assets, Less Liabilities — 1.17%		89,146

NET ASSETS — 100.00%		$7,640,416

COP — Certificates of Participation
GO — General Obligation
GOL — General Obligation Limited
RB — Revenue Bond

Insured by:

AGM - Assured Guaranty Municipal Corp.

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments

iSHARES® iBONDS® DEC 2022 AMT-FREE MUNI BOND ETF

October 31, 2015

Security	Principal (000s)	Value
MUNICIPAL BONDS & NOTES — 97.94%

ALABAMA — 1.55%
Alabama Federal Aid Highway Finance Authority GO
4.00%, 09/01/22	$70	$79,125

		79,125

ALASKA — 0.47%
Alaska Municipal Bond Bank Authority RB
5.00%, 07/01/22	20	23,901

		23,901

ARIZONA — 1.29%
City of Phoenix Civic Improvement Corp. RB
5.00%, 07/01/22	25	30,163
City of Tempe AZ GO
4.50%, 07/01/22	30	35,358

		65,521

CALIFORNIA — 10.27%
California Health Facilities Financing Authority RB
5.00%, 03/01/22	20	23,700
California State Public Works Board RB
Series H
5.00%, 12/01/22	25	30,245
City & County of San Francisco CA GO
5.00%, 06/15/22	25	30,382
City of Sacramento CA RB
5.00%, 09/01/22	30	36,399
Los Angeles Department of Water & Power RB
4.00%, 07/01/22	45	51,684
5.00%, 07/01/22	25	30,339
Manhattan Beach Unified School District GO
0.00%, 09/01/22	25	21,527
Milpitas Redevelopment Agency
5.00%, 09/01/22	30	36,119
San Jose Financing Authority RB
Series A
5.00%, 06/01/22	40	47,997

Security	Principal (000s)	Value
State of California GO
4.00%, 02/01/22	$30	$34,220
5.00%, 05/01/22	70	84,326
5.00%, 09/01/22	40	48,417
5.25%, 10/01/22	20	24,561
University of California RB
4.00%, 05/15/22	20	22,864

		522,780

COLORADO — 0.94%
City & County of Denver CO GO
0.00%, 01/29/22	20	17,795
University of Colorado RB
5.00%, 06/01/22	25	30,322

		48,117
DELAWARE — 0.59%
Delware Transport Authority Revenue RB
5.00%, 07/01/22	25	30,269

		30,269
FLORIDA — 11.52%
Broward Country FL Water & Sewer Utility Revenue RB
5.00%, 10/01/22	10	12,109
Central Florida Expressway Authority RB
5.00%, 07/01/22	25	29,851
Citizens Property Insurance Corp. RB
Series A-1
5.00%, 06/01/22	35	41,258
City of Jacksonville FL RB
5.00%, 10/01/22	35	41,959
City of Tallahassee FL Energy System Revenue RB
5.00%, 10/01/22	15	18,055
City of Tampa RB
5.00%, 10/01/22	20	23,945
County of Miami-Dade FL Transit System Sales Surtax Revenue RB
5.00%, 07/01/22	30	35,707
County of Palm Beach FL RB
5.00%, 11/01/22	20	24,212
County of Sarasota FL RB
5.00%, 10/01/22	45	54,304

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® iBONDS® DEC 2022 AMT-FREE MUNI BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Florida Department of Environmental Protection RB
Series A
5.00%, 07/01/22	$50	$59,962
Miami-Dade County Educational Facilities Authority Revenue RB
5.25%, 04/01/22	10	11,868
Miami-Dade County School Board COP
5.00%, 11/01/22	25	29,749
Orlando Utilities Commission RB
Series C
5.00%, 10/01/22	40	48,495
Palm Beach County School District COP
Series D
5.00%, 08/01/22	40	47,546
Reedy Creek Improvement District GOL
Series B
4.00%, 06/01/22	15	16,891
State of Florida Board of Education GO
5.00%, 06/01/22	75	90,498

		586,409
HAWAII — 2.61%
City & County of Honolulu HI GO
Series A
5.00%, 11/01/22	25	30,357
Honolulu City & County Board of Water Supply RB
5.00%, 07/01/22	25	30,059
State of Hawaii GO
Series EP
5.00%, 08/01/22	60	72,424

		132,840
ILLINOIS — 4.16%
Chicago O’Hare international Airport RB
Series D
5.00%, 01/01/22	40	46,830
Illinois State Toll Highway Authority RB
Series A
5.00%, 12/01/22	30	35,818
Metropolitan Pier & Exposition Authority RB
0.00%, 06/15/22	45	36,462

Security	Principal (000s)	Value
State of Illinois Finance Authority RB
5.00%, 10/01/22	$25	$29,597
State of Illinois GO
5.00%, 02/01/22	25	27,372
State of Illinois RB
5.00%, 06/15/22	30	35,482

		211,561
INDIANA — 0.47%
Indiana State Office Building Commission RB
5.00%, 12/01/22	20	24,051

		24,051
IOWA — 0.24%
City of Des Moines IA GO
Series E
5.00%, 06/01/22	10	12,046

		12,046
LOUISIANA — 1.50%
Louisiana Public Facilities Authority RB
5.00%, 07/01/22	20	23,860
State of Louisiana Gasoline & Fuels Tax Revenue RB
4.00%, 05/01/22	20	22,680
State of Louisiana Office Facilities Revenue RB
5.00%, 11/01/22	25	29,588

		76,128
MARYLAND — 1.62%
County of Baltimore MD RB
4.00%, 09/01/22	30	34,567
5.00%, 07/01/22	40	48,150

		82,717
MASSACHUSETTS — 2.34%
Commonwealth of Massachusetts GOL
Series C
5.00%, 08/01/22	80	96,897
Massachusetts Department of Transportation RB
Series C
0.00%, 01/01/22 (NPFGC)	25	22,179

		119,076

SCHEDULES OF INVESTMENTS	19

Schedule of Investments  (Continued)

iSHARES® iBONDS® DEC 2022 AMT-FREE MUNI BOND ETF

October 31, 2015

Security	Principal (000s)	Value
MICHIGAN — 1.78%
Michigan State Building Authority RB
5.00%, 10/15/22	$25	$29,932
State of Michigan GO
Series A
5.00%, 12/01/22	50	60,586

		90,518
MINNESOTA — 0.86%
Southern Minnesota Municipal Power Agency RB
0.00%, 01/01/22	50	43,767

		43,767
NEVADA — 0.90%
State of Nevada State Highway Fund RB
4.00%, 12/01/22	40	45,992

		45,992
NEW JERSEY — 0.53%
New Jersey Economic Development Authority RB
Series NN
5.00%, 03/01/22	25	27,058

		27,058
NEW YORK — 19.72%
City of New York NY GO
Series A
5.00%, 08/01/22	25	29,986
Series E
5.25%, 08/01/22	115	139,751
Long Island Power Authority RB
5.00%, 09/01/22	40	46,620
Metropolitan Transportation Authority RB
5.00%, 11/15/22	25	29,997
5.25%, 11/15/22	35	42,617
Series D-1
5.00%, 11/01/22	40	47,973
Series F
5.00%, 11/15/22	60	71,992
Nassau County Interim Finance Authority RB
4.00%, 11/15/22	20	23,168

Security	Principal (000s)	Value
New York City Transitional Finance Authority Future Tax Secured Revenue RB
5.00%, 02/01/22	$45	$53,764
New York City Water & Sewer System RB
Series DD
5.00%, 06/15/22	10	12,040
New York Municipal Bond Bank Agency RB
5.00%, 12/01/22	(SAW)	25	29,994
New York State Dormitory Authority RB
Series A
5.00%, 02/15/22	25	29,855
5.00%, 03/15/22	120	143,506
5.00%, 07/01/22	45	53,903
5.00%, 10/01/22	50	59,363
New York State Thruway Authority RB
Series I
5.00%, 01/01/22	10	11,822
Series K
4.00%, 01/01/22	50	56,208
Sales Tax Asset Receivable Corp. RB
Series A
5.00%, 10/15/22	25	30,509
Triborough Bridge & Tunnel Authority RB
Series B-1-REMK
5.00%, 11/15/22	75	90,855

1,003,923
NORTH CAROLINA — 1.16%
City of Raleigh NC GOL
Series A
4.00%, 10/01/22	20	22,878
County of Boncombe NC GOL
5.00%, 06/01/22	20	24,022
State of North Carolina RB
Series C
5.00%, 05/01/22	10	12,033

58,933

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® iBONDS® DEC 2022 AMT-FREE MUNI BOND ETF

October 31, 2015

Security	Principal (000s)	Value
OHIO — 3.69%
City of Columbus OH GO
Series A
5.00%, 08/15/22	$30	$36,390
Ohio State Water Development Authority RB
5.00%, 12/01/22	25	30,591
State of Ohio GO
Series B
5.00%, 08/01/22	100	121,061

		188,042
OKLAHOMA — 0.22%
Grand River Dam Authority RB
4.00%, 06/01/22	10	11,285

		11,285
OREGON — 0.59%
State of Oregon GO
Series F
5.00%, 05/01/22	25	30,242

		30,242
PENNSYLVANIA — 1.05%
Commonwealth of Pennsylvania GO
5.00%, 07/01/22	20	23,687
Pennsylvania Turnpike Commission RB
5.00%, 12/01/22	25	29,721

		53,408
SOUTH CAROLINA — 0.66%
Charleston Educational Excellence Finance Corp. RB
5.00%, 12/01/22	10	12,086
Piedmont Municipal Power Agency RB
0.00%, 01/01/22	25	21,631

		33,717
TENNESSEE — 0.48%
Metropolitan Government of Nashville & Davidson County TN GO
5.00%, 10/01/22	20	24,276

		24,276

Security	Principal (000s)	Value
TEXAS — 11.46%
Central Texas Regional Mobility Authority RB
Series A
5.00%, 01/01/22	$10	$11,437
Central Texas Turnpike System RB
0.00%, 08/15/22	10	8,524
City of Austin TX Electric Utility Revenue RB
5.00%, 11/15/22	10	11,977
City of Brownsville TX Utilities System Revenue RB
5.00%, 09/01/22	15	17,679
City of El Paso TX GOL
5.00%, 08/15/22	25	30,128
City of El Paso TX Water & Sewer Revenue RB
5.00%, 03/01/22	15	17,958
City of Garland TX Water & Sewer System Revenue RB
5.00%, 03/01/22	30	35,738
City of Houston TX Airport System Revenue RB
5.00%, 07/01/22	25	29,499
City of Houston TX Combined Utility System Revenue RB
Series C
5.00%, 05/15/22	70	84,055
City of Houston TX GOL
Series A
5.00%, 03/01/22	25	29,897
City of San Antonio TX Water System Revenue RB
5.00%, 05/15/22	25	29,985
Dallas Area Rapid Transit Revenue RB
Series A
5.00%, 12/01/22	30	36,352
Deer Park Independent School District GOL
5.00%, 02/15/22	20	24,015
Houston Community College System GOL
5.00%, 02/15/22	20	23,922

SCHEDULES OF INVESTMENTS	21

Schedule of Investments  (Continued)

iSHARES® iBONDS® DEC 2022 AMT-FREE MUNI BOND ETF

October 31, 2015

Security	Principal (000s)	Value
Katy Independent School District GO
4.00%, 02/15/22	$10	$11,342
Lower Colorado River Authority RB
5.00%, 05/15/22	25	29,607
Northside Independent School District GO
5.00%, 06/15/22	25	30,224
Texas Transportation Commission State Highway Fund RB
Series A
5.00%, 04/01/22	30	36,118
University of Texas System (The) RB
5.00%, 08/15/22	25	30,432
Series A
5.00%, 08/15/22	45	54,681

		583,570
UTAH — 1.78%
Central Utah Water Conservancy District RB
Series B
5.00%, 10/01/22	20	24,045
State of Utah GO
5.00%, 07/01/22	35	42,599
Utah Transit Authority RB
5.00%, 06/15/22	20	23,893

		90,537
VIRGINIA — 2.27%
County of Fairfax VA GO
5.00%, 10/01/22	25	30,546
Virginia Public Building Authority RB
5.00%, 08/01/22	25	30,212
5.00%, 11/01/22	45	54,753

		115,511
WASHINGTON — 8.12%
City of Seattle WA Municipal Light & Power Revenue RB
5.00%, 09/01/22	20	24,180
County of King WA GOL
4.00%, 12/01/22	20	22,938
County of King WA Sewer Revenue RB
5.00%, 07/01/22	40	48,261
King County School District No.405 Bellevue GO
5.00%, 12/01/22	50	60,772

Security	Principal or Shares (000s)	Value
Port of Seattle WA RB Series A
5.00%, 08/01/22	$50	$59,607
State of Washington GO
5.00%, 07/01/22	60	72,357
5.00%, 10/01/22	30	36,111
State of Washington RB
5.00%, 09/01/22	50	59,561
Tacoma Washington Electric System Revenue RB
5.00%, 01/01/22	25	29,699

		413,486
WISCONSIN — 3.10%
State of Wisconsin Clean Water Fund Leveraged Loan Portfolio RB
4.00%, 06/01/22	75	85,688
State of Wisconsin GO
5.00%, 05/01/22	60	72,156

		157,844

TOTAL MUNICIPAL BONDS & NOTES
(Cost: $4,898,615)		4,986,650

SHORT-TERM INVESTMENTS — 0.92%

MONEY MARKET FUNDS — 0.92%
BlackRock Liquidity Funds: MuniFund,
Institutional Shares
0.02%[a],b	47	46,830

		46,830

TOTAL SHORT-TERM INVESTMENTS
(Cost: $46,830)		46,830

TOTAL INVESTMENTS IN SECURITIES — 98.86%
(Cost: $4,945,445)		5,033,480
Other Assets, Less Liabilities — 1.14%		58,011

NET ASSETS — 100.00%		$5,091,491

COP — Certificates of Participation

GO — General Obligation

GOL — General Obligation Limited

RB — Revenue Bond

SAW — State Aid Withholding

Insured by:

NPFGC — National Public Finance Guarantee Corp.

[a]	Affiliated issuer. See Note 2.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

October 31, 2015

	iShares iBonds Dec 2021 AMT-Free Muni Bond ETF	iShares iBonds Dec 2022 AMT-Free Muni Bond ETF

ASSETS
Investments, at cost:
Unaffiliated	$7,415,518	$4,898,615
Affiliated (Note 2)	29,315	46,830

Total cost of investments	$7,444,833	$4,945,445

Investments in securities, at fair value (Note 1):
Unaffiliated	$7,521,955	$4,986,650
Affiliated (Note 2)	29,315	46,830

Total fair value of investments	7,551,270	5,033,480
Receivables:
Interest	90,489	58,956

Total Assets	7,641,759	5,092,436

LIABILITIES
Payables:
Investment advisory fees (Note 2)	1,343	945

Total Liabilities	1,343	945

NET ASSETS	$7,640,416	$5,091,491

Net assets consist of:
Paid-in capital	$7,533,979	$5,003,456
Net unrealized appreciation	106,437	88,035

NET ASSETS	$7,640,416	$5,091,491

Shares outstanding[a]	300,000	200,000

Net asset value per share	$25.47	$25.46

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	23

Statements of Operations

iSHARES® TRUST

Period ended October 31, 2015

	iShares iBonds Dec 2021 AMT-Free Muni Bond ETF[a]	iShares iBonds Dec 2022 AMT-Free Muni Bond ETF[a]

NET INVESTMENT INCOME
Interest — unaffiliated	$16,308	$13,887
Interest — affiliated (Note 2)	1	1

Total investment income	16,309	13,888

EXPENSES
Investment advisory fees (Note 2)	2,832	2,143

Total expenses	2,832	2,143
Less investment advisory fees waived (Note 2)	(1,147)	(872)

Net expenses	1,685	1,271

Net investment income	14,624	12,617

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net change in unrealized appreciation/depreciation	106,437	88,035

Net realized and unrealized gain	106,437	88,035

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$121,061	$100,652

[a]	For the period from September 1, 2015 (commencement of operations) to October 31, 2015.

See notes to financial statements.

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares iBonds Dec 2021 AMT-Free Muni Bond ETF	iShares iBonds Dec 2022 AMT-Free Muni Bond ETF
	Period from September 1, 2015[a] to October 31, 2015	Period from September 1, 2015[a] to October 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$14,624	$12,617
Net change in unrealized appreciation/depreciation	106,437	88,035

Net increase in net assets resulting from operations	121,061	100,652

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(14,624)	(12,617)
Return of capital	(3,512)	(794)

Total distributions to shareholders	(18,136)	(13,411)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,537,491	5,004,250

Net increase in net assets from capital share transactions	7,537,491	5,004,250

INCREASE IN NET ASSETS	7,640,416	5,091,491

NET ASSETS
Beginning of period	—	—

End of period	$7,640,416	$5,091,491

SHARES ISSUED
Shares sold	300,000	200,000

Net increase in shares outstanding	300,000	200,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares iBonds Dec 2021 AMT-Free Muni Bond ETF

Period from Sep. 1, 2015[a] to Oct. 31, 2015
Net asset value, beginning of period	$25.00

Income from investment operations:
Net investment income[b]	0.06
Net realized and unrealized gain[c]	0.47

Total from investment operations	0.53

Less distributions from:
Net investment income	(0.05)
Return of capital	(0.01)

Total distributions	(0.06)

Net asset value, end of period	$25.47

Total return	2.12%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$7,640
Ratio of expenses to average net assets[e]	0.18%
Ratio of expenses to average net assets prior to waived fees[e]	0.30%
Ratio of net investment income to average net assets[e]	1.55%
Portfolio turnover rate[f]	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares iBonds Dec 2022 AMT-Free Muni Bond ETF

Period from Sep. 1, 2015[a] to Oct. 31, 2015
Net asset value, beginning of period	$25.00

Income from investment operations:
Net investment income[b]	0.07
Net realized and unrealized gain[c]	0.46

Total from investment operations	0.53

Less distributions from:
Net investment income	(0.07)
Return of capital	(0.00)[d]

Total distributions	(0.07)

Net asset value, end of period	$25.46

Total return	2.11%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,091
Ratio of expenses to average net assets[f]	0.18%
Ratio of expenses to average net assets prior to waived fees[f]	0.30%
Ratio of net investment income to average net assets[f]	1.77%
Portfolio turnover rate[g]	0%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
iBonds Dec 2021 AMT-Free Muni Bond[a]	Non-diversified
iBonds Dec 2022 AMT-Free Muni Bond[a]	Non-diversified

[a]	The Fund commenced operations on September 1, 2015.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES® TRUST

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (Continued)

iSHARES® TRUST

The following table summarizes the value of each of the Funds’ investments according to the fair value hierarchy as of October 31, 2015. The breakdown of each Fund’s investments into major categories is disclosed in its respective schedule of investments.

iShares ETF	Level 1	Level 2	Level 3	Total

iBonds Dec 2021 AMT-Free Muni Bond
Investments:
Assets:
Municipal Bonds & Notes	$—	$7,521,955	$—	$7,521,955
Money Market Funds	29,315	—	—	29,315

Total	$29,315	$7,521,955	$—	$7,551,270

iBonds Dec 2022 AMT-Free Muni Bond
Investments:
Assets:
Municipal Bonds & Notes	$—	$4,986,650	$—	$4,986,650
Money Market Funds	46,830	—	—	46,830

Total	$46,830	$4,986,650	$—	$5,033,480

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.30% based on the average daily net assets of each Fund. The total of the investment advisory fee and any other fund expenses is a fund’s total annual operating expense. BFA has contractually agreed to waive a portion of its investment advisory fee for each Fund through the termination date of such Fund, in order to limit total annual operating expenses after fee waiver to 0.18% of the average daily net assets of each Fund.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES® TRUST

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trades for the period ended October 31, 2015, if any, were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BlackRock Institutional Trust Company, N.A. and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the period ended October 31, 2015 were as follows:

iShares ETF	Purchases	Sales
iBonds Dec 2021 AMT-Free Muni Bond	$7,435,746	$—
iBonds Dec 2022 AMT-Free Muni Bond	4,911,056	—

There were no in-kind transactions for the period ended October 31, 2015.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (Continued)

iSHARES® TRUST

5.	PRINCIPAL RISKS

In the normal course of business, each Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and credit risk. Each Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss each Fund may suffer through holding market positions in the face of market movements. Each Fund is exposed to market risk by virtue of its investment in fixed income instruments. The fair value of securities held by the Funds may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Each Fund invests a substantial amount of its assets in fixed-income securities. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, each Fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of each Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Each Fund invests all or substantially all of its assets in municipal securities which are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, such as those related to education, health care, housing, transportation, utilities, and water and sewer, conditions in these sectors can affect the overall municipal market. In addition,

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES® TRUST

changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

The tax character of distributions paid during the period ended October 31, 2015 was as follows:

iShares ETF	2015
iBonds Dec 2021 AMT-Free Muni Bond
Tax-exempt income	$14,352
Ordinary income	272
Return of capital	3,512

$18,136

iBonds Dec 2022 AMT-Free Muni Bond
Tax-exempt income	$12,114
Ordinary income	503
Return of capital	794

$13,411

As of October 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Net Unrealized Gains (Losses)	Total
iBonds Dec 2021 AMT-Free Muni Bond	$106,437	$106,437
iBonds Dec 2022 AMT-Free Muni Bond	88,035	88,035

As of October 31, 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
iBonds Dec 2021 AMT-Free Muni Bond	$7,444,833	$106,437	$—	$106,437
iBonds Dec 2022 AMT-Free Muni Bond	4,945,445	88,035	—	88,035

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (Continued)

iSHARES® TRUST

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2015, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares iBonds Dec 2021 AMT-Free Muni Bond ETF and iShares iBonds Dec 2022 AMT-Free Muni Bond ETF (the “Funds”) at October 31, 2015, the results of each of their operations, the changes in each of their net assets and their financial highlights for the period September 1, 2015 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 22, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35

Tax Information (Unaudited)

iSHARES® TRUST

Under Section 871(k)(1)(C) of the Internal Revenue Code (“Code”), the Funds hereby designate the following maximum amounts allowable as interest-related dividends for the fiscal year ended October 31, 2015:

iShares ETF	Interest- Related Dividends
iBonds Dec 2021 AMT-Free Muni Bond	$272
iBonds Dec 2022 AMT-Free Muni Bond	503

Pursuant to Section 852(b)(5)(A) of the Code, the Funds designate the following amounts of distributions from net investment income as exempt-interest dividends for the fiscal year ended October 31, 2015:

iShares ETF	Exempt- Interest Dividends
iBonds Dec 2021 AMT-Free Muni Bond	98.50%
iBonds Dec 2022 AMT-Free Muni Bond	96.25

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares iBonds Dec 2021 AMT-Free Muni Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on December 3-4, 2014, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the proposed investment advisory fee rate and overall expenses for the Fund were lower than the median of the investment advisory fee rates and overall expenses of the funds in the Lipper Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of fund pricing, the Board concluded that the proposed investment advisory fee and expense levels of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years, including in such areas as investor education, product management, customized portfolio consulting support, capital markets support, and proprietary risk and performance analytics tools. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	37

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and its Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA on at least an annual basis following the Fund’s launch and will thus be in a position to evaluate whether, following the expiration of the Advisory Contract’s initial two-year term, any adjustments in the Fund’s fees would be appropriate.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue at least annually following an initial two-year period, concluded that the investment advisory fee rate incorporates potential economies of scale and supported the Board’s approval of the Advisory Contract. The Board noted that there are various ways to share potential economies of scale with iShares fund shareholders, including through fee reductions (that may take the form of breakpoints, price cuts, and/or waivers), continued investment in services to iShares fund shareholders, and fee levels that anticipate scale.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts that track the same underlying index that serves as the underlying index for the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive services to be provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure and the Fund expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

II. iShares iBonds Dec 2022 AMT-Free Muni Bond ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on March 24-25, 2015, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the applicable Lipper Group and to prepare this information. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the proposed investment advisory fee rate and overall expenses for the Fund were lower than the median of the investment advisory fee rates and overall expenses of the funds in the Lipper Group.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	39

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on this review, the other factors considered at the meeting, and their general knowledge of fund pricing, the Board concluded that the proposed investment advisory fee and expense levels of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and its Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether, in the future, any adjustments in the Fund’s fees would be appropriate.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted the contractual waiver applicable to the Fund’s total expenses, which effectively gives shareholders the benefits of lower fees. The Board further noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future. The Board noted that there are various ways to share potential economies of scale with iShares fund shareholders, including through fee reductions (that may take the form of breakpoints, price cuts, and/or waivers), continued investment in services to iShares fund shareholders, and fee levels that anticipate scale.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts that track the same underlying index that serves as the underlying index for the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive services to be provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure and the Fund expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	41

Supplemental Information (Unaudited)

iSHARES® TRUST

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
iBonds Dec 2021 AMT-Free Muni Bond	$0.025385	$—	$0.035069	$0.060454	42%	—%	58%	100%
iBonds Dec 2022 AMT-Free Muni Bond	0.032166	—	0.034888	0.067054	48	—	52	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

The following information shows the frequency of distributions of premiums and discounts for each of the Funds. The information shown for each Fund is for five calendar years (or from the inception date of such Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for each Fund are disclosed in the table for such Fund.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares iBonds Dec 2021 AMT-Free Muni Bond ETF

Period Covered: September 1, 2015 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and -0.5%	21	100.00%

iShares iBonds Dec 2022 AMT-Free Muni Bond ETF

Period Covered: September 1, 2015 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Between 0.5% and -0.5%	21	100.00%

SUPPLEMENTAL INFORMATION	43

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 324 funds (as of October 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

TRUSTEE AND OFFICER INFORMATION	45

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Directors (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (60)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

John E. Martinez (54)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (51)	Trustee (since 2011); 15(c) Committee Chair (since 2012).

Robert K. Jaedicke Professor of

Accounting and Senior Associate

Dean for Academic Affairs and Head of MBA Program, Stanford

University Graduate School of

Business (since 2001); Professor of

Law (by courtesy), Stanford Law

School (since 2005); Visiting

Professor, University of Chicago

(2007-2008).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44)	President (since 2013).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI

(2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Jack Gee (56)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (48)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	47

Notes:

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	49

Notes:

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by S&P Dow Jones Indices LLC, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1015-1015

OCTOBER 31, 2015

2015 ANNUAL REPORT

iShares Trust

➢	iShares Currency Hedged International High Yield Bond ETF | HHYX | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

GLOBAL BOND MARKET OVERVIEW

Global bonds generally produced negative returns in U.S. dollar terms for the 12-month period ended October 31, 2015 (the “reporting period”), after accounting for the effects of a stronger U.S. currency. Interest rates declined modestly in most markets amid uncertainty around global economic growth; however, for U.S. investors, a stronger U.S. dollar detracted from performance as overseas investments were worth less when translated back into U.S. dollars.

Global economic data were mixed. The U.S. and U.K. experienced comparatively healthy growth, with GDP expanding by 2.0% and 2.3%, respectively, through September 2015, while eurozone economic growth ran at a 1.5% annual rate through the third quarter. However, the Japanese economy contracted in two of the last four quarters, while China saw growth fall below the 7% threshold to its slowest pace since 2009.

In addition to disappointing growth, China witnessed a sharp stock market decline, currency devaluation, and a raft of monetary and policy changes meant to prop up markets. These challenges, coupled with worry about a possible Greek exit from the European common currency, led to a sell-off in risk assets and safe-haven demand for high-quality bonds.

Slower growth in China and other emerging markets also weighed on commodity markets, with prices for many key commodities falling during the fiscal year. This provided additional support for bonds in general because it meant downward pressure on inflation. In the European Union and U.K., consumer prices actually declined for the 12 months ended in September, while inflation in Japan and the U.S. was relatively flat year over year.

Despite these positives, bonds sold off and market volatility surged during the summer, when economic growth in Europe improved, corporations rushed to issue new debt, and investors began to price in the likelihood of an interest rate increase by the U.S Federal Reserve Bank (the “Fed”).

From a sector perspective, government agency mortgage-backed securities and government bonds performed best for the reporting period. Investor concern about risk assets and surging new bond issuance generally limited returns for corporate securities. And within the corporate market, high-quality bonds generally outperformed high-yield bonds. Sharply declining commodities prices dragged down high-yield bonds. Nevertheless, many sectors of the global corporate bond market produced positive results. For example, banks were among the best-performing industries as growth improved in the eurozone and U.S., and the Fed was expected to begin raising rates.

In terms of performance by country for the reporting period, Australian bonds performed well in local currency terms, but fared poorly after taking currency effects into account. It was a similar story for bonds from across Europe, where low inflation and strong demand meant falling interest rates and higher bond prices, only to see this performance be counteracted by weakness in the euro relative to the U.S. dollar. In Japan, too, aggressive monetary policy, disappointing growth, and the absence of inflation meant falling bond yields. But an attempt to stimulate the economy by cutting interest rates and weakening the yen had the effect of limiting Japanese bond returns for U.S. investors.

Specifically, the U.S. dollar appreciated by approximately 4% relative to the British pound, 16% and 23% against the commodity-driven Canadian and Australian dollars, respectively, 14% against the euro, and 8% against the Japanese yen. The U.S. dollar’s strength during the reporting period was driven by the divergence in economic growth and central bank policies between the U.S. and other regions.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

Performance as of October 31, 2015

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	0.37%	0.01%	0.20%

The inception date of the Fund was 7/28/15. The first day of secondary market trading was 7/30/15.

For the fiscal period ended 10/31/15, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 8 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (7/28/15) [a]	Ending Account Value (10/31/15)	Expenses Paid During Period [b,c]	Beginning Account Value (5/1/15)	Ending Account Value (10/31/15)	Expenses Paid During Period [b,c]	Annualized Expense Ratio [b]
$1,000.00	$1,003.70	$0.08	$1,000.00	$1,025.10	$0.15	0.03%

[a]	The beginning of the period (commencement of operations) is July 28, 2015.
[b]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[c]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (95 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 8 for more information.

The iShares Currency Hedged International High Yield Bond ETF (the “Fund”) (formerly the iShares Currency Hedged Global ex USD High Yield Bond ETF) seeks to track the investment results of an index composed of euro, British pound sterling and Canadian dollar denominated, high yield corporate bonds while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the Markit iBoxx Global Developed Markets ex-US High Yield (USD Hedged) Index (the “Index”).

The Index applies a one-month forward rate to the total value of the non-U.S. dollar denominated securities included in the Index to effectively create a “hedge” against fluctuations in the relative value of the component currencies in relation to the U.S. dollar. In order to replicate the “hedging” component of the Index, the Fund enters into foreign currency forward contracts designed to offset the Fund’s exposure to the component currencies.

The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares International High Yield Bond ETF (formerly the iShares Global ex USD High Yield Corporate Bond ETF). For the period from July 28, 2015 (inception date of the Fund) through October 31, 2015 (the “reporting period”), the total return for the Fund was 0.37%, net of fees, while the total return for the Index was 0.20%.

The Index advanced fractionally for the reporting period. During the reporting period, the U.S. dollar was largely unchanged against the euro and appreciated by approximately 1% against the British pound and the Canadian dollar. All bonds in the Index are denominated in these three currencies. As a result, the Index’s foreign currency hedging aided performance as it helped offset the impact of a slightly stronger U.S. dollar.

High-yield corporate bonds slightly underperformed the broader global bond market during the reporting period. Uncertainty surrounding the timing of a potential short-term interest rate increase by the Fed, generally sluggish global economic growth, a broad decline in commodity prices, and a marked slowdown in China’s economy (which had a ripple effect on other emerging economies) were all factors that contributed to a more risk-averse investment environment.

6	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

The bulk of the Index consists of European high-yield corporate bonds, which contributed positively to performance as growth in the eurozone remained modest but showed signs of improvement, while Greece agreed to terms with its creditors to remain in the eurozone. High-yield corporate bonds from Greece, Italy, and Germany contributed most, while Spain and Luxembourg were the most significant detractors.

ALLOCATION BY CREDIT QUALITY1 As of 10/31/15

Moody’s Credit Rating[2]	Percentage of Total Investments[3]

Ba	51.35%
B	30.80
Caa	4.97
C	0.54
Not Rated	12.34

TOTAL	100.00%

TEN LARGEST COUNTRIES1 As of 10/31/15

Country	Percentage of Total Investments[3]

Italy	19.74%
United Kingdom	18.98
Germany	15.63
France	10.21
Luxembourg	6.13
Spain	5.52
United States	5.39
Canada	3.09
Netherlands	2.57
Ireland	2.35

TOTAL	89.61%

[1]	Reflects the allocation of the iShares International High Yield Bond ETF, the underlying fund in which the Fund invests.
[2]	Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[3]	Excludes money market funds.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	7

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on May 1, 2015 (or commencement of operations, as applicable) and held through October 31, 2015, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Security	Shares	Value
INVESTMENT COMPANIES — 100.50%

EXCHANGE-TRADED FUNDS — 100.50%
iShares International High Yield Bond ETF[a],b	53,844	$2,510,207

		2,510,207

TOTAL INVESTMENT COMPANIES
(Cost: $2,538,443)		2,510,207

SHORT-TERM INVESTMENTS — 30.22%

MONEY MARKET FUNDS — 30.22%
BlackRock Cash Funds: Institutional, SL Agency Shares
0.19%[a,c,d]	716,524	716,524
BlackRock Cash Funds: Prime, SL Agency Shares
0.19%[a,c,d]	37,076	37,076
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[a,c]	1,253	1,253

		754,853

TOTAL SHORT-TERM INVESTMENTS
(Cost: $754,853)		754,853

TOTAL INVESTMENTS IN SECURITIES — 130.72%
(Cost: $3,293,296)		3,265,060
Other Assets, Less Liabilities — (30.72)%		(767,275)

NET ASSETS — 100.00%		$2,497,785

[a]	Affiliated issuer. See Note 2.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.

Forward currency contracts as of October 31, 2015 were as follows:

	Currency Purchased		Currency Sold	Settlement Date	Counter- party	Unrealized Appreciation (Depreciation)
CAD	1,000	USD	759	11/04/2015	CITI	$5
CAD	95,000	USD	72,080	11/04/2015	MS	571
EUR	1,922,000	USD	2,102,668	11/04/2015	MS	10,885
GBP	4,000	USD	6,056	11/04/2015	CITI	111
GBP	165,000	USD	252,112	11/04/2015	MS	2,250
USD	10,072	EUR	9,000	11/04/2015	CITI	174
USD	2,154,158	EUR	1,922,000	11/04/2015	MS	40,606
EUR	37,000	USD	40,531	12/03/2015	CITI	171
GBP	4,000	USD	6,116	12/03/2015	CITI	49
USD	765	CAD	1,000	12/03/2015	CITI	—
USD	109,280	EUR	99,000	12/03/2015	CITI	374
USD	10,806	GBP	7,000	12/03/2015	CITI	17

						55,213

EUR	46,000	USD	51,412	11/04/2015	CITI	(827)
USD	754	CAD	1,000	11/04/2015	CITI	(10)
USD	70,929	CAD	95,000	11/04/2015	MS	(1,722)
USD	40,516	EUR	37,000	11/04/2015	CITI	(172)
USD	6,118	GBP	4,000	11/04/2015	CITI	(49)
USD	249,960	GBP	165,000	11/04/2015	MS	(4,402)
USD	2,287	CAD	3,000	12/03/2015	CITI	(6)
USD	72,065	CAD	95,000	12/03/2015	MS	(573)
USD	2,103,466	EUR	1,922,000	12/03/2015	MS	(10,850)
USD	252,072	GBP	165,000	12/03/2015	MS	(2,246)

						(20,857)

		Net unrealized appreciation				$34,356

Counterparties:

CITI — Citibank N.A. London

MS — Morgan Stanley and Co. International PLC

Currency abbreviations:

CAD — Canadian Dollar

EUR — Euro

GBP — British Pound

USD — United States Dollar

See notes to financial statements.

SCHEDULE OF INVESTMENTS	9

Statement of Assets and Liabilities

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

ASSETS
Investments, at cost:
Affiliated (Note 2)	$3,293,296

Total cost of investments	$3,293,296

Investments in securities, at fair value (including securities on loana) (Note 1):
Affiliated (Note 2)	$3,265,060

Total fair value of investments	3,265,060
Receivables:
Interest	267
Unrealized appreciation on forward currency contracts (Note 1)	55,213

Total Assets	3,320,540

LIABILITIES
Payables:
Investment securities purchased	48,238
Collateral for securities on loan (Note 1)	753,600
Unrealized depreciation on forward currency contracts (Note 1)	20,857
Investment advisory fees (Note 2)	60

Total Liabilities	822,755

NET ASSETS	$2,497,785

Net assets consist of:
Paid-in capital	$2,508,187
Undistributed net investment income	208
Accumulated net realized loss	(16,730)
Net unrealized appreciation	6,120

NET ASSETS	$2,497,785

Shares outstanding[b]	100,000

Net asset value per share	$24.98

[a]	Securities on loan with a value of $731,934. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

10	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

Period from July 28, 2015 (commencement of operations) to October 31, 2015

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$19,227
Securities lending income — affiliated — net (Note 2)	270

Total investment income	19,497

EXPENSES
Investment advisory fees (Note 2)	3,737

Total expenses	3,737
Less investment advisory fees waived (Note 2)	(3,522)

Net expenses	215

Net investment income	19,282

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	(147)
Foreign currency transactions	(16,583)

Net realized loss	(16,730)

Net change in unrealized appreciation/depreciation on:
Investments — affiliated (Note 2)	(28,236)
Forward currency contracts	34,356

Net change in unrealized appreciation/depreciation	6,120

Net realized and unrealized loss	(10,610)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,672

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statement of Changes in Net Assets

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

Period from July 28, 2015[a] to October 31, 2015

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$19,282
Net realized loss	(16,730)
Net change in unrealized appreciation/depreciation	6,120

Net increase in net assets resulting from operations	8,672

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(19,074)

Total distributions to shareholders	(19,074)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,508,187

Net increase in net assets from capital share transactions	2,508,187

INCREASE IN NET ASSETS	2,497,785

NET ASSETS
Beginning of period	—

End of period	$2,497,785

Undistributed net investment income included in net assets at end of period	$208

SHARES ISSUED
Shares sold	100,000

Net increase in shares outstanding	100,000

[a]	Commencement of operations.

See notes to financial statements.

12	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

(For a share outstanding throughout the period)

Period from Jul. 28, 2015[a] to Oct. 31, 2015
Net asset value, beginning of period	$25.08

Income from investment operations:
Net investment income[b]	0.19
Net realized and unrealized loss[c]	(0.10)

Total from investment operations	0.09

Less distributions from:
Net investment income	(0.19)

Total distributions	(0.19)

Net asset value, end of period	$24.98

Total return	0.37%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,498
Ratio of expenses to average net assets[e,f]	0.03%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.58%
Ratio of net investment income to average net assets[e]	2.99%
Portfolio turnover rate[g,h]	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. The ratio does not include these indirect fees and expenses.
[g]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[h]	Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See page 52 for the portfolio turnover rates of the underlying fund.

See notes to financial statements

FINANCIAL HIGHLIGHTS	13

Notes to Financial Statements

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Currency Hedged International High Yield Bond [a,b]	Non-diversified

[a]	The Fund commenced operations on July 28, 2015.
[b]	Formerly the iShares Currency Hedged Global ex USD High Yield Bond ETF.

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective. Currently the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an exchange-traded fund of iShares, Inc. (an “underlying fund”), an affiliate of the Fund. The financial statements and schedule of investments for the underlying fund can be found elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Pursuant to the Trust’s organizational documents, the Fund’s officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

14	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

•	Forward currency contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

NOTES TO FINANCIAL STATEMENTS	15

Notes to Financial Statements (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

The following table summarizes the value of each of the Fund’s investments according to the fair value hierarchy as of October 31, 2015. The breakdown of the Fund’s investments into major categories is disclosed in its schedule of investments.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$2,510,207	$—	$—	$2,510,207
Money Market Funds	754,853	—	—	754,853

Total	$3,265,060	$—	$—	$3,265,060

Derivative Financial Instruments:[a]
Assets:
Forward Currency Contracts	$—	$55,213	$—	$55,213
Liabilities:
Forward Currency Contracts	—	(20,857)	—	(20,857)

Total	$—	$34,356	$—	$34,356

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis. Dividend income and capital gain distributions from other iShares funds held, if any, are recognized on the ex-dividend date.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes. The Fund has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for federal income tax purposes.

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign

16	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2015, if any, are disclosed in the Fund’s statement of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

LOANS OF PORTFOLIO SECURITIES

The Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities plus the interest accrued on such securities, if any, for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan plus accrued interest, if any. The market value of the loaned securities is determined at the close of each business day of the Fund. Any additional required collateral is delivered to the Fund and any excess collateral is returned by the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates. As of October 31, 2015, any securities on loan were collateralized by cash. The cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedule of investments. The securities on loan for the Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of October 31, 2015 and the total value of the related collateral are disclosed in the statement of assets and liabilities. Income earned by the Fund from securities lending is disclosed in the statement of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of October 31, 2015:

Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
JPMorgan Clearing Corp.	$731,934	$731,934	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented for financial reporting purposes. The total collateral received is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.58% based on the average daily net assets of the Fund. In addition, the Fund indirectly pays its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 29, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in the iShares International High Yield Bond ETF (“HYXU”). BFA has also contractually agreed to a reduction of investment advisory fees for the Fund through February 28, 2017 on assets attributable to the Fund’s investments in HYXU (and those assets used by the Fund to hedge the Fund’s exposure to the securities in HYXU’s portfolio against the U.S. dollar) such that the Fund’s total annual investment advisory fee is equal to HYXU’s net total expense ratio after fee waiver plus 0.03%.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Fund pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the period ended October 31, 2015 the Fund paid to BTC securities lending agent services and collateral investment fees in the amount of $63.

18	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Cross trades for the period ended October 31, 2015, if any, were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest — affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

The Fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the Fund’s underlying index.

Investments in issuers considered to be affiliates of the Fund (excluding money market funds) during the period ended October 31, 2015, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Name of Affiliated Issuer	Shares Held at Beginning of Period	Shares Purchased	Shares Sold	Shares Held at End of Period	Value at End of Period	Dividend Income	Net Realized Gain (Loss)
iShares International High Yield Bond ETF	—	54,620	(776)	53,844	$2,510,207	$19,227	$(147)

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the period ended October 31, 2015, were $68,086 and $36,446, respectively.

In-kind purchases and sales (see Note 4) for the period ended October 31, 2015, were $2,506,948 and $—, respectively.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statement of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statement of changes in net assets.

5.	FORWARD CURRENCY CONTRACTS

The Fund may enter into forward currency contracts for the purpose of hedging against the effects of foreign currencies on the value of the Fund’s assets that are denominated in a non-U.S. currency. A forward currency contract is an obligation to purchase or sell a currency against another currency at a specified future date at an agreed upon price and quantity. Forward currency contracts are traded over-the-counter (“OTC”) and not on an organized exchange. The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. Losses may arise if there are unfavorable movements in the value of a foreign currency relative to the U.S. dollar or if the counterparties do not meet the terms of the agreement. The Fund’s use of forward currency contracts also involves the risks of imperfect correlation between the value of its currency positions and its other investments or the Fund failing to close out its position due to an illiquid market.

The following table shows the value of forward currency contracts held as of October 31, 2015 and the related locations in the statement of assets and liabilities, presented by risk exposure category:

Assets
Forward currency contracts:
Unrealized appreciation on forward currency contracts/Net assets consist of — net unrealized appreciation	$55,213

Liabilities
Forward currency contracts:
Unrealized depreciation on forward currency contracts/Net assets consist of — net unrealized appreciation	$20,857

The following table shows the realized and unrealized gains (losses) on forward currency contracts held during the period ended October 31, 2015 and the related locations in the statement of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Forward currency contracts:
Foreign currency transactions/Forward currency contracts	$(16,583)	$34,356

The following table shows the average quarter-end balances of outstanding forward currency contracts for the period ended October 31, 2015:

Average amounts purchased in U.S. dollars	$1,265,867
Average amounts sold in U.S. dollars	$3,788,490

20	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. In order to better define its contractual rights and to secure rights that will help the Fund to mitigate their counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by the parties. Forward currency contracts held by the Fund generally do not require collateral. To the extent amounts due to the Fund from the counterparty are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to netting arrangements in the statement of assets and liabilities.

The following table presents the exposure of the open forward currency contracts that are subject to potential offset on the statement of assets and liabilities as of October 31, 2015:

	Derivative Assets Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Assets
Forward currency contracts	$55,213	$(20,694)	$34,519

	Derivative Liabilities Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Liabilities
Forward currency contracts	$20,857	$(20,694)	$163

6.	PRINCIPAL RISKS

In the normal course of business, the Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks the Fund is exposed to include market risk and credit risk. The Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss the Fund may suffer through holding market positions in the face of market movements. The Fund is exposed to market risk by virtue of its direct or indirect investment in fixed income and financial derivative instruments. The fair value of securities held by the Fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of the Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

The Fund invests a substantial amount of its assets indirectly in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The Fund invests a substantial amount of its assets indirectly in fixed-income securities. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, the Fund may be subject to a greater risk of price losses if interest rates rise.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

The Fund invests a substantial portion of its assets indirectly in high yield securities that are rated below investment-grade (including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch or “Baa3” by Moody’s), or are unrated which may be more volatile than higher-rated securities of similar maturity. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued

22	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

7.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

The tax character of distributions paid during the period ended October 31, 2015 was as follows:

2015
Ordinary income	$19,074

As of October 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses) [a]	Total
$7,348	$10,664	$(28,414)	$(10,402)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts,

As of October 31, 2015, the cost of investments for federal income tax purposes was $3,293,474. Net unrealized depreciation was $28,414, of which $  — represented gross unrealized appreciation on securities and $28,414 represented gross unrealized depreciation on securities.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2015, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

iShares Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Currency Hedged International High Yield Bond ETF (the “Fund”) at October 31, 2015, the results of its operations, the changes in its net assets and its financial highlights for the period July 28, 2015 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 22, 2015

24	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on June 24-25, 2015, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Lipper Inc. (“Lipper”), an independent provider of investment company data, regarding the expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Lipper’s judgment, pure index institutional mutual funds, objectively selected by Lipper as comprising the Fund’s applicable peer group pursuant to Lipper’s proprietary ETF methodology (the “Lipper Group”). The Board was provided with a detailed description of Lipper’s proprietary ETF methodology used by Lipper to determine the Fund’s Lipper Group. The Board further noted that due to the limitations in providing comparable funds in the Lipper Group, the statistical information provided in Lipper’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Lipper Group.

Based on this review, the other factors considered at the meeting, and their general knowledge of fund pricing, the Board concluded that the proposed investment advisory fee and expense levels of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board acknowledged that resources to support the iShares funds and their shareholders have been added or enhanced in recent years. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	25

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 24-25, 2015 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and its Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether, in the future, any adjustments in the Fund’s fees would be appropriate.

Economies of Scale — The Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end and closed-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, separately managed accounts, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different, generally more extensive services to be provided to the iShares funds, as well as other significant differences in the approach of BFA and its affiliates to the iShares funds, on one hand, and the Other Accounts, on the other. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure and the Fund expenses to be borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for the Other Accounts that are institutional clients of BFA (or its affiliates) and concluded that the differences appeared to be consistent with the factors discussed.

26	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that the existence of any such ancillary benefits would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Based on the considerations described above, the Board determined that the investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	27

Supplemental Information (Unaudited)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
$0.019613	$—	$0.171123	$0.190736	10%	—%	90%	100%

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which the shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the fair value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund. The information shown for the Fund is for five calendar years (or from the inception date of the Fund if less than five years) through the date of the most recent calendar quarter-end. The specific periods covered for the Fund are disclosed in the table for the Fund.

28	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (Unaudited) (Continued)

iSHARES® CURRENCY HEDGED INTERNATIONAL HIGH YIELD BOND ETF

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

Period Covered: July 28, 2015 through September 30, 2015

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	2.17%
Greater than 0.5% and Less than 1.0%	1	2.17
Between 0.5% and –0.5%	41	89.14
Less than –0.5% and Greater than –1.0%	2	4.35
Less than –1.0%	1	2.17

	46	100.00%

SUPPLEMENTAL INFORMATION	29

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, or his or her resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 324 funds (as of October 31, 2015) within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito and Mark Wiedman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wiedman is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Robert H. Silver as its Independent Chairman. Additional information about the Fund’s Trustees and officers may be found in the Fund’s combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (58)	Trustee (since 2009).	President and Director, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock, Inc.’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002); President of the Board of Directors, Periwinkle Theatre for Youth (since 1983).	Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011); Director of BlackRock, Inc. (since 2006).

Mark Wiedman[b] (44)	Trustee (since 2013).	Managing Director, BlackRock, Inc. (since 2007); Global Head of iShares (since 2011); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
[b]	Mark Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

30	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert H. Silver (60)	Trustee (since 2007); Independent Chairman (since 2012).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Director and Vice Chairman of the YMCA of Greater NYC (2001-2011); Broadway Producer (2006-2011); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009); President and Chief Operating Officer of UBS Financial Services Inc. (formerly Paine Webber Inc.) (2003-2005) and various executive positions with UBS and its affiliates (1988-2005); CPA and Audit Manager of KPMG, LLP (formerly Peat Marwick Mitchell) (1977-1983).	Director of iShares, Inc. (since 2007); Trustee of iShares U.S. ETF Trust (since 2011); Independent Chairman of iShares, Inc. and iShares U.S. ETF Trust (since 2012).

Jane D. Carlin (59)	Trustee (since 2015).	Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012).

Cecilia H. Herbert (66)	Trustee (since 2005); Nominating and Governance Committee Chair and Equity Plus Committee Chair (since 2012).	Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Member (since 1992) and Chair (1994-2005) of the Investment Committee, Archdiocese of San Francisco; Trustee and Member of the Investment Committee, WNET, the New York public broadcasting/media company (since 2011).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of Forward Funds (34 portfolios) (since 2009).

Charles A. Hurty (72)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

TRUSTEE AND OFFICER INFORMATION	31

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (60)	Trustee (since 2005); Fixed Income Plus Committee Chair (since 2012).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
John E. Martinez (54)	Trustee (since 2003); Securities Lending Committee Chair (since 2012).	Director of FirstREX Agreement Corp. (formerly EquityRock, Inc.) (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (51)	Trustee (since 2011); 15(c) Committee Chair (since 2012).	Robert K. Jaedicke Professor of Accounting and Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (since 2001); Professor of Law (by courtesy), Stanford Law School (since 2005); Visiting Professor, University of Chicago (2007-2008).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

32	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Manish Mehta (44) Jack Gee (56)	President (since 2013). Treasurer and Chief Financial Officer (since 2008).

Managing Director, BlackRock, Inc. (since 2009); Chief Operating Officer for iShares (since 2009); Head of Strategy and Corporate Development, BGI (2005-2009); Chief of Staff to the CEO, BGI (2005-2009).

Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009); Director of Fund Administration of Intermediary Investor Business, BGI (2004-2009).

Benjamin Archibald (40)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Secretary of the BlackRock-advised Mutual Funds (since 2012); Director, BlackRock, Inc. (2010-2013).

Charles Park (48)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (46)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BGI (2007-2009); Credit Portfolio Manager, BGI (2005-2007); Credit Research Analyst, BGI (2003-2005).

Amy Schioldager (53)	Executive Vice President (since 2007).	Senior Managing Director, BlackRock, Inc. (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

TRUSTEE AND OFFICER INFORMATION	33

Schedule of Investments

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)		Value
CORPORATE BONDS & NOTES — 97.68%

AUSTRALIA — 0.31%
Origin Energy Finance Ltd.
4.00%, 09/16/74 (Call 09/16/19)[a,b]	EUR	600	$581,598

			581,598

AUSTRIA — 1.07%
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG
8.13%, 10/30/23[a]	EUR	200	274,439
Raiffeisen Bank International AG
1.00%, 04/27/23[b]	EUR	200	229,215
4.50%, 02/21/25 (Call 02/21/20)[a,b]	EUR	300	275,886
6.00%, 10/16/23[a]	EUR	400	426,395
6.63%, 05/18/21	EUR	300	344,651
Raiffeisenlandesbank Niederoesterreich-Wien AG
5.88%, 11/27/23[a]	EUR	200	196,628
Wienerberger AG
4.00%, 04/17/20	EUR	200	235,614

			1,982,828

BELGIUM — 0.66%
Barry Callebaut Services NV
5.63%, 06/15/21[a]	EUR	200	259,593
6.00%, 07/13/17[a]	EUR	200	239,797
Ontex Group NV
4.75%, 11/15/21 (Call 11/15/17)[a]	EUR	200	234,186
Telenet Finance VI Luxembourg SCA
4.88%, 07/15/27 (Call 07/15/21)[a]	EUR	300	322,282
Univeg Holding BV
7.88%, 11/15/20 (Call 11/15/16)[a]	EUR	150	172,756

			1,228,614

CANADA — 3.02%
Air Canada
7.63%, 10/01/19 (Call 10/01/16)[c]	CAD	200	163,183

Security	Principal (000s)		Value
Armtec Holdings Ltd.
8.88%, 09/22/17 (Call 11/30/15)[d]	CAD	63	$481
Athabasca Oil Corp.
7.50%, 11/19/17 (Call 11/30/15)[c]	CAD	250	149,043
7.50%, 11/19/17 (Call 11/30/15)[a]	CAD	100	59,617
AutoCanada Inc.
5.63%, 05/25/21 (Call 05/25/17)	CAD	100	74,712
Baytex Energy Corp.
6.63%, 07/19/22 (Call 07/19/17)	CAD	200	136,049
Bombardier Inc.
6.13%, 05/15/21[a]	EUR	500	488,808
Canadian Energy Services & Technology Corp.
7.38%, 04/17/20 (Call 04/17/17)	CAD	200	149,043
Cascades Inc.
5.50%, 07/15/21 (Call 07/15/17)[c]	CAD	175	130,412
Centric Health Corp.
8.63%, 04/18/18 (Call 04/18/16)	CAD	124	73,925
Corus Entertainment Inc.
4.25%, 02/11/20[a]	CAD	375	268,707
Crew Energy Inc.
8.38%, 10/21/20 (Call 10/21/16)[a]	CAD	100	73,375
Gateway Casinos & Entertainment Ltd.
8.50%, 11/26/20 (Call 11/26/16)[c]	CAD	150	110,922
GFL Environmental Inc.
7.50%, 06/18/18 (Call 11/30/15)[a]	CAD	199	151,339
Gibson Energy Inc.
5.38%, 07/15/22 (Call 07/15/17)[a]	CAD	125	90,285
5.38%, 07/15/22 (Call 07/15/17)[c]	CAD	125	89,091

34	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)		Value
7.00%, 07/15/20 (Call 07/15/16)[c]	CAD	100	$77,770
Great Canadian Gaming Corp.
6.63%, 07/25/22 (Call 07/25/17)[c]	CAD	325	252,752
Mattamy Group Corp.
6.88%, 11/15/20 (Call 11/30/15)[c]	CAD	150	113,788
Newalta Corp. Series 2
7.75%, 11/14/19 (Call 11/30/15)	CAD	50	38,025
Noralta Lodge Ltd.
7.50%, 09/24/19 (Call 09/24/16)[a]	CAD	100	59,617
NRL Energy Investments Ltd.
8.25%, 04/13/18 (Call 11/30/15)	CAD	100	38,216
Paramount Resources Ltd.
7.63%, 12/04/19 (Call 12/04/15)	CAD	350	253,468
Parkland Fuel Corp.
5.50%, 05/28/21 (Call 05/28/17)	CAD	100	76,432
6.00%, 11/21/22 (Call 11/21/17)	CAD	150	114,362
Perpetual Energy Inc.
8.75%, 03/15/18 (Call 11/30/15)[a]	CAD	100	59,617
8.75%, 07/23/19 (Call 07/23/16)	CAD	100	57,324
Postmedia Network Inc.
8.25%, 08/16/17 (Call 11/30/15)[c]	CAD	128	96,823
Precision Drilling Corp.
6.50%, 03/15/19 (Call 11/30/15)	CAD	150	108,343
Quebecor Media Inc.
6.63%, 01/15/23[c]	CAD	375	293,069
7.38%, 01/15/21 (Call 01/15/16)	CAD	150	119,521
River Cree Enterprises LP
11.00%, 01/20/21 (Call 01/20/18)[c]	CAD	100	76,432

Security	Principal (000s)		Value
Russel Metals Inc.
6.00%, 04/19/22 (Call 04/19/17)[c]	CAD	75	$56,178
6.00%, 04/19/22 (Call 04/19/17)	CAD	150	112,069
Sirius XM Canada Holdings Inc.
5.63%, 04/23/21 (Call 04/23/17)[c]	CAD	150	113,502
Southern Pacific Resource Corp.
8.75%, 01/25/18 (Call 11/30/15)[c,d]	CAD	50	382
Superior Plus LP
6.50%, 12/09/21 (Call 12/09/17)	CAD	150	113,502
Tervita Corp.
9.00%, 11/15/18 (Call 11/30/15)[c]	CAD	125	65,684
Trilogy Energy Corp.
7.25%, 12/13/19 (Call 12/13/15)[c]	CAD	200	131,463
Videotron Ltd.
5.63%, 06/15/25 (Call 03/15/25)	CAD	275	210,977
5.75%, 01/15/26 (Call 09/15/20)[a]	CAD	300	227,973
6.88%, 07/15/21 (Call 06/15/16)	CAD	225	181,001
Wajax Corp.
6.13%, 10/23/20 (Call 10/23/17)[a]	CAD	100	76,146
Yellow Pages Digital & Media Solutions Ltd.
9.25%, 11/30/18 (Call 11/30/15)[c]	CAD	348	278,992

			5,612,420

DENMARK — 0.28%
TDC A/S
3.50%, 02/26/49 (Call 02/26/21)[a,b]	EUR	500	516,424

			516,424

FINLAND — 0.69%
Nokia OYJ
6.75%, 02/04/19[a]	EUR	300	383,041

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)		Value
Stora Enso OYJ
5.00%, 03/19/18[a]	EUR	250	$299,731
5.50%, 03/07/19[a]	EUR	350	432,581
UPM-Kymmene OYJ
6.63%, 01/23/17	GBP	100	162,951

			1,278,304

FRANCE — 9.97%
3AB Optique Developpement SAS
5.63%, 04/15/19 (Call 11/30/15)[a]	EUR	200	214,302
Areva SA
3.13%, 03/20/23 (Call 12/20/22)[a]	EUR	500	517,528
3.25%, 09/04/20[a]	EUR	300	326,728
3.50%, 03/22/21	EUR	500	546,003
4.38%, 11/06/19	EUR	400	458,766
4.63%, 10/05/17	EUR	700	806,239
4.88%, 09/23/24	EUR	600	670,492
Autodis SA
6.50%, 02/01/19 (Call 02/01/16)[a]	EUR	200	227,006
Cegedim SA
6.75%, 04/01/20 (Call 04/01/16)[a]	EUR	300	351,954
Cerba European Lab SAS
7.00%, 02/01/20 (Call 02/01/16)[a]	EUR	350	404,026
CGG SA
5.88%, 05/15/20 (Call 05/15/17)[a]	EUR	250	216,788
Ciments Francais SA
4.75%, 04/04/17[a]	EUR	350	404,974
CMA CGM SA
7.75%, 01/15/21 (Call 01/15/18)[a]	EUR	500	511,177
8.75%, 12/15/18 (Call 12/15/15)[a]	EUR	200	228,221
Ephios Bondco PLC
6.25%, 07/01/22 (Call 07/01/18)[a]	EUR	550	631,860
Ephios Holdco II PLC
8.25%, 07/01/23 (Call 07/01/18)[a]	EUR	250	281,686

Security	Principal (000s)		Value
Europcar Groupe SA
5.75%, 06/15/22 (Call 06/15/18)[a]	EUR	300	$344,717
Faurecia
3.13%, 06/15/22 (Call 06/15/18)[a]	EUR	450	477,209
9.38%, 12/15/16[a]	EUR	300	359,564
Financiere Gaillon 8 SAS
7.00%, 09/30/19 (Call 03/31/16)[a]	EUR	200	227,558
Groupama SA
7.88%, 10/27/39 (Call 10/27/19)[b]	EUR	500	595,130
Holdikks SAS
6.75%, 07/15/21 (Call 07/15/17)[a]	EUR	200	217,351
Holding Medi-Partenaires SAS
7.00%, 05/15/20 (Call 05/15/16)[a]	EUR	300	353,764
HomeVi SAS
6.88%, 08/15/21 (Call 08/15/17)[a]	EUR	300	346,308
Horizon Holdings III SASU
5.13%, 08/01/22 (Call 08/01/18)[a]	EUR	200	228,663
La Financiere Atalian SAS
7.25%, 01/15/20 (Call 01/15/17)[a]	EUR	200	236,395
Labeyrie Fine Foods SAS
5.63%, 03/15/21 (Call 03/15/17)[a]	EUR	250	291,379
Loxam SAS
4.88%, 07/23/21 (Call 07/23/17)[a]	EUR	300	343,822
7.00%, 07/23/22 (Call 07/23/17)[a]	EUR	150	171,497
Nexans SA
4.25%, 03/19/18	EUR	200	229,767
5.75%, 05/02/17	EUR	200	229,767
Novafives SAS
4.50%, 06/30/21 (Call 06/30/17)[a]	EUR	250	231,976
Novalis SAS
3.00%, 04/30/22 (Call 04/30/18)[a]	EUR	550	586,293

36	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)		Value
Numericable-SFR SAS
5.38%, 05/15/22 (Call 05/15/17)[a]	EUR	700	$798,386
5.63%, 05/15/24 (Call 05/15/19)[a]	EUR	800	906,918
PagesJaunes Finance & Co. SCA
8.88%, 06/01/18 (Call 11/09/15)[a]	EUR	200	174,535
Paprec Holding
5.25%, 04/01/22 (Call 04/01/18)[a]	EUR	200	220,930
Peugeot SA
5.63%, 07/11/17	EUR	200	235,851
6.50%, 01/18/19[a]	EUR	400	503,104
7.38%, 03/06/18[a]	EUR	650	808,521
Rexel SA
3.25%, 06/15/22 (Call 06/15/18)[a]	EUR	300	318,139
5.13%, 06/15/20 (Call 06/15/16)[a]	EUR	450	520,704
SGD Group SAS
5.63%, 05/15/19 (Call 11/30/15)[a]	EUR	200	225,349
SMCP SAS
8.88%, 06/15/20 (Call 06/15/16)[a]	EUR	200	237,500
SPCM SA
2.88%, 06/15/23 (Call 06/15/18)[a]	EUR	350	369,229
Tereos Finance Groupe I
4.25%, 03/04/20 (Call 03/04/19)	EUR	300	294,942
THOM Europe SAS
7.38%, 07/15/19 (Call 07/15/16)[a]	EUR	200	235,843
Vallourec SA
2.25%, 09/30/24[a]	EUR	400	302,948
3.25%, 08/02/19	EUR	100	97,134

			18,518,943
GERMANY — 15.27%
Bayerische Landbank
5.75%, 10/23/17[a]	EUR	600	716,258
Bilfinger SE
2.38%, 12/07/19[a]	EUR	300	339,002

Security	Principal (000s)		Value
CeramTec Group GmbH
8.25%, 08/15/21 (Call 08/15/16)[a]	EUR	200	$237,610
Commerzbank AG
6.38%, 03/22/19	EUR	900	1,125,837
7.75%, 03/16/21	EUR	800	1,071,963
Deutsche Lufthansa AG
1.00%, 08/12/75 (Call 02/12/21)[a,b]	EUR	400	450,255
1.13%, 09/12/19[a]	EUR	250	277,702
Deutsche Raststaetten Gruppe IV GmbH
6.75%, 12/30/20 (Call 12/30/16)[a]	EUR	300	357,907
Douglas GmbH
6.25%, 07/15/22 (Call 07/15/18)[a]	EUR	150	174,297
FMC Finance VII SA
5.25%, 02/15/21[a]	EUR	200	255,536
FMC Finance VIII SA
5.25%, 07/31/19[a]	EUR	150	187,984
6.50%, 09/15/18[a]	EUR	250	316,565
Franz Haniel & Cie GmbH
5.88%, 02/01/17	EUR	100	117,369
Fresenius Finance BV
2.38%, 02/01/19[a]	EUR	200	230,872
2.88%, 07/15/20[a]	EUR	350	408,859
3.00%, 02/01/21[a]	EUR	300	351,942
4.00%, 02/01/24[a]	EUR	350	431,090
4.25%, 04/15/19[a]	EUR	300	365,032
FTE Verwaltungs GmbH
9.00%, 07/15/20 (Call 07/15/16)[a]	EUR	200	233,081
Galapagos Holding SA
7.00%, 06/15/22 (Call 06/15/17)[a]	EUR	200	201,599
Hapag-Lloyd AG
7.50%, 10/15/19 (Call 10/15/16)[a]	EUR	200	228,663
7.75%, 10/01/18 (Call 11/30/15)[a]	EUR	200	227,006
Heckler & Koch GmbH
9.50%, 05/15/18 (Call 11/30/15)[a]	EUR	200	169,122

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)		Value
HeidelbergCement Finance Luxembourg SA
2.25%, 03/12/19[a]	EUR	300	$339,799
3.25%, 10/21/20[a]	EUR	200	235,313
3.25%, 10/21/21[a]	EUR	300	349,787
5.63%, 01/04/18	EUR	400	483,969
7.50%, 04/03/20[a]	EUR	400	544,593
8.00%, 01/31/17[a]	EUR	500	601,243
8.50%, 10/31/19[a]	EUR	350	484,439
9.50%, 12/15/18[a]	EUR	400	548,174
Hornbach Baumarkt AG
3.88%, 02/15/20[a]	EUR	150	178,091
HP Pelzer Holding GmbH
7.50%, 07/15/21 (Call 07/15/17)[a]	EUR	150	173,982
KION Finance SA
6.75%, 02/15/20 (Call 02/15/16)[a]	EUR	350	404,026
Kirk Beauty One GmbH
8.75%, 07/15/23 (Call 07/15/18)[a]	EUR	250	278,924
KraussMaffei Group GmbH
8.75%, 12/15/20 (Call 12/15/15)[a]	EUR	160	188,232
Norddeutsche Landesbank Girozentrale
6.00%, 06/29/20	EUR	300	379,447
Pfleiderer GmbH
7.88%, 08/01/19 (Call 08/01/16)[a]	EUR	250	285,828
Phoenix PIB Dutch Finance BV
3.13%, 05/27/20[a]	EUR	200	229,325
3.63%, 07/30/21[a]	EUR	200	230,596
ProGroup AG
5.13%, 05/01/22 (Call 05/01/18)[a]	EUR	200	231,977
Rapid Holding GmbH
6.63%, 11/15/20 (Call 05/15/17)[a]	EUR	300	331,395
Rheinmetall AG
5.25%, 09/22/17	EUR	300	356,598
Schaeffler Finance BV
2.50%, 05/15/20 (Call 05/15/17)[a]	EUR	300	332,224

Security	Principal (000s)		Value
2.75%, 05/15/19 (Call 05/15/16)[a]	EUR	350	$390,494
3.25%, 05/15/19 (Call 05/15/16)[a]	EUR	350	393,394
3.25%, 05/15/25 (Call 05/15/20)[a]	EUR	500	549,563
3.50%, 05/15/22 (Call 05/15/17)[a]	EUR	300	338,023
4.25%, 05/15/18 (Call 11/30/15)[a]	EUR	250	281,686
SGL Carbon SE
4.88%, 01/15/21 (Call 01/15/17)[a]	EUR	200	214,302
Takko Luxembourg 2 SCA
9.88%, 04/15/19 (Call 04/15/16)[a]	EUR	300	215,407
Techem Energy Metering Service GmbH & Co. KG
7.88%, 10/01/20 (Call 10/01/16)[a]	EUR	200	239,267
Techem GmbH
6.13%, 10/01/19 (Call 11/30/15)[a]	EUR	250	289,625
ThyssenKrupp AG
1.75%, 11/25/20 (Call 08/25/20)[a]	EUR	450	485,908
2.50%, 02/25/25[a]	EUR	450	471,119
3.13%, 10/25/19 (Call 07/25/19)[a]	EUR	800	919,073
4.00%, 08/27/18	EUR	1,000	1,172,726
4.38%, 02/28/17	EUR	900	1,034,053
Trionista Holdco GmbH
5.00%, 04/30/20 (Call 04/30/16)[a]	EUR	200	229,215
Trionista TopCo GmbH
6.88%, 04/30/21 (Call 04/30/16)[a]	EUR	400	470,029
TUI AG
4.50%, 10/01/19 (Call 10/01/16)[a]	EUR	250	289,142
Unitymedia GmbH
3.75%, 01/15/27 (Call 01/15/21)[a]	EUR	400	392,725

38	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)		Value
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
3.50%, 01/15/27 (Call 01/15/21)[a]	EUR	300	$318,139
4.00%, 01/15/25 (Call 01/15/20)[a]	EUR	600	662,790
5.13%, 01/21/23 (Call 01/21/18)[a]	EUR	270	316,151
5.50%, 09/15/22 (Call 09/15/17)[a]	EUR	360	425,511
5.63%, 04/15/23 (Call 04/15/18)[a]	EUR	270	318,388
5.75%, 01/15/23 (Call 01/15/18)[a]	EUR	360	424,517
WEPA Hygieneprodukte GmbH
6.50%, 05/15/20 (Call 05/15/16)[a]	EUR	200	234,738
ZF North America Capital Inc.
2.25%, 04/26/19[a]	EUR	800	883,720
2.75%, 04/27/23[a]	EUR	700	744,258

			28,367,476

GREECE — 1.57%
Alpha Credit Group PLC
3.38%, 06/17/17[a]	EUR	250	243,023
ERB Hellas PLC
4.25%, 06/26/18[a]	EUR	350	304,663
Frigoglass Finance BV
8.25%, 05/15/18 (Call 11/30/15)[a]	EUR	200	217,616
Intralot Finance Luxembourg SA
9.75%, 08/15/18 (Call 08/15/16)[a]	EUR	150	174,844
NBG Finance PLC
4.38%, 04/30/19[a]	EUR	500	436,337
OTE PLC
3.50%, 07/09/20[a]	EUR	500	528,851
7.88%, 02/07/18[a]	EUR	400	475,220
PPC Finance PLC
5.50%, 05/01/19 (Call 05/01/16)[a]	EUR	300	285,000
Titan Global Finance PLC
4.25%, 07/10/19[a]	EUR	225	242,333

			2,907,887

Security	Principal (000s)		Value
INDIA — 0.17%
Samvardhana Motherson Automotive Systems Group BV
4.13%, 07/15/21 (Call 07/15/17)[a]	EUR	300	$319,796

			319,796
IRELAND — 2.29%
Allied Irish Banks PLC
1.38%, 03/16/20[a]	EUR	400	442,355
2.75%, 04/16/19[a]	EUR	300	346,977
2.88%, 11/28/16[a]	EUR	250	281,575
Ardagh Packaging Finance PLC
9.25%, 10/15/20 (Call 11/30/15)[a]	EUR	300	348,379
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.25%, 01/15/22 (Call 06/30/17)[a]	EUR	800	892,557
Bank of Ireland
4.25%, 06/11/24 (Call 06/11/19)[a,b]	EUR	550	626,544
10.00%, 12/19/22[a]	EUR	100	146,919
eircom Finance Ltd.
9.25%, 05/15/20 (Call 05/15/16)[a]	EUR	200	237,500
Smurfit Kappa Acquisitions
2.75%, 02/01/25[a]	EUR	150	163,212
3.25%, 06/01/21 (Call 03/10/21)[a]	EUR	300	347,965
4.13%, 01/30/20[a]	EUR	350	424,362

			4,258,345

ITALY — 19.29%
Astaldi SpA
7.13%, 12/01/20 (Call 12/01/16)[a]	EUR	450	516,976
Autostrada Brescia Verona Vicenza Padova SpA
2.38%, 03/20/20[a]	EUR	350	389,721
Banca Monte dei Paschi di Siena SpA
3.63%, 04/01/19[a]	EUR	800	893,412
5.00%, 04/21/20[a]	EUR	250	281,686
5.60%, 09/09/20	EUR	200	226,729

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)		Value
Banca Popolare di Milano Scarl
4.25%, 01/30/19[a]	EUR	350	$410,893
7.13%, 03/01/21[a]	EUR	300	371,023
Banca Popolare di Vicenza
2.75%, 03/20/20[a]	EUR	500	510,002
3.50%, 01/20/17[a]	EUR	400	436,953
5.00%, 10/25/18[a]	EUR	200	224,878
Banco Popolare SC
2.38%, 01/22/18[a]	EUR	500	559,589
2.63%, 09/21/18[a]	EUR	400	448,899
2.75%, 07/27/20[a]	EUR	600	669,310
3.50%, 03/14/19[a]	EUR	800	915,363
6.00%, 11/05/20[a]	EUR	400	478,751
6.38%, 05/31/21[a]	EUR	300	365,210
Bormioli Rocco Holdings SA
10.00%, 08/01/18 (Call 11/30/15)[a]	EUR	200	230,319
Buzzi Unicem SpA
5.13%, 12/09/16[a]	EUR	100	115,091
6.25%, 09/28/18[a]	EUR	350	430,832
Cerved Group SpA
6.38%, 01/15/20 (Call 01/15/16)[a]	EUR	200	228,663
Cooperativa Muratori & Cementisti-CMC di Ravenna SC
7.50%, 08/01/21 (Call 08/01/17)[a]	EUR	150	153,270
Enel SpA
5.00%, 01/15/75 (Call 01/15/20)[a,b]	EUR	700	813,851
6.50%, 01/10/74 (Call 01/10/19)[a,b]	EUR	800	956,627
Fiat Finance North America Inc.
5.63%, 06/12/17	EUR	550	642,412
Finmeccanica SA
8.00%, 12/16/19	GBP	250	446,138
Finmeccanica SpA
4.50%, 01/19/21	EUR	400	487,925
Iccrea Banca SpA
1.88%, 11/25/19[a]	EUR	450	501,579
Intesa Sanpaolo SpA
2.86%, 04/23/25[a]	EUR	400	429,877
3.93%, 09/15/26[a]	EUR	600	686,837
5.00%, 09/23/19[a]	EUR	600	728,291

Security	Principal (000s)		Value
5.15%, 07/16/20	EUR	600	$740,870
6.63%, 05/08/18[a]	EUR	550	666,734
6.63%, 09/13/23[a]	EUR	950	1,279,282
Italcementi Finance SA
6.13%, 02/21/18[a]	EUR	300	363,872
6.63%, 03/19/20[a,e]	EUR	500	652,020
IVS F SpA
7.13%, 04/01/20 (Call 04/01/16)[a]	EUR	200	231,446
Manutencoop Facility Management SpA
8.50%, 08/01/20 (Call 08/01/16)[a]	EUR	200	201,046
Mediobanca SpA
5.00%, 11/15/20	EUR	500	611,391
5.75%, 04/18/23	EUR	300	381,588
Piaggio & C SpA
4.63%, 04/30/21 (Call 04/30/17)[a]	EUR	200	227,558
Rhino Bondco SpA
7.25%, 11/15/20 (Call 11/01/16)[a]	EUR	200	236,395
Salini Costruttori SpA
6.13%, 08/01/18	EUR	300	361,415
Sisal Group SpA
7.25%, 09/30/17 (Call 11/09/15)[a]	EUR	200	218,721
Snai SpA
7.63%, 06/15/18 (Call 12/15/15)[a]	EUR	200	222,874
TeamSystem Holding SpA
7.38%, 05/15/20 (Call 05/15/16)[a]	EUR	265	304,442
Telecom Italia SpA
3.25%, 01/16/23[a]	EUR	600	687,446
4.00%, 01/21/20[a]	EUR	500	603,937
4.50%, 09/20/17[a]	EUR	400	472,415
4.50%, 01/25/21[a]	EUR	250	308,089
4.75%, 05/25/18[a]	EUR	300	361,901
4.88%, 09/25/20[a]	EUR	300	374,891
5.25%, 02/10/22[a]	EUR	500	636,277
5.38%, 01/29/19[a]	EUR	400	497,578
6.13%, 12/14/18	EUR	350	441,761
6.38%, 06/24/19	GBP	400	672,647

40	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)		Value
7.00%, 01/20/17[a]	EUR	300	$357,002
UniCredit SpA
5.75%, 09/26/17	EUR	700	835,113
5.75%, 10/28/25 (Call 10/28/20)[a,b]	EUR	800	965,464
6.13%, 04/19/21[a]	EUR	600	755,117
6.70%, 06/05/18[a]	EUR	450	554,507
6.95%, 10/31/22[a]	EUR	800	1,049,072
Unipol Gruppo Finanziario SpA
3.00%, 03/18/25[a]	EUR	750	776,806
4.38%, 03/05/21[a]	EUR	240	281,860
Veneto Banca SCPA
4.00%, 01/20/17[a]	EUR	400	445,348
4.00%, 05/20/19[a]	EUR	300	334,635
Wind Acquisition Finance SA
4.00%, 07/15/20 (Call 07/15/16)[a]	EUR	1,700	1,910,769
7.00%, 04/23/21 (Call 04/23/17)[a]	EUR	1,100	1,251,569

			35,824,965

JAPAN — 1.14%
SoftBank Group Corp.
4.00%, 07/30/22 (Call 04/30/22)[a]	EUR	400	450,145
4.63%, 04/15/20[a]	EUR	400	467,267
4.75%, 07/30/25 (Call 04/30/25)[a]	EUR	700	768,422
5.25%, 07/30/27 (Call 04/30/27)[a]	EUR	400	437,442

			2,123,276

LUXEMBOURG — 5.98%
Altice Financing SA
5.25%, 02/15/23 (Call 02/15/18)[a]	EUR	300	332,195
6.50%, 01/15/22 (Call 12/15/16)[a]	EUR	150	173,883
Altice Finco SA
9.00%, 06/15/23 (Call 06/15/18)[a]	EUR	200	250,203
Altice Luxembourg SA
6.25%, 02/15/25 (Call 02/15/20)[a]	EUR	450	440,548

Security	Principal (000s)		Value
7.25%, 05/15/22 (Call 05/15/17)[a]	EUR	1,400	$1,500,115
ArcelorMittal
2.88%, 07/06/20[a]	EUR	400	395,918
3.00%, 03/25/19[a]	EUR	600	622,083
3.00%, 04/09/21[a]	EUR	200	195,071
3.13%, 01/14/22[a]	EUR	500	477,761
5.75%, 03/29/18[a]	EUR	400	457,855
5.88%, 11/17/17[a]	EUR	550	631,581
Befesa Zinc SAU Via Zinc Capital SA
8.88%, 05/15/18 (Call 11/30/15)[a]	EUR	200	224,332
ConvaTec Healthcare E SA
10.88%, 12/15/18 (Call 11/30/15)[a]	EUR	150	171,497
Garfunkelux Holdco 3 SA
7.50%, 08/01/22 (Call 08/01/18)[a]	EUR	300	335,040
8.50%, 11/01/22 (Call 11/01/18)[a]	GBP	350	543,453
GCS Holdco Finance I SA
6.50%, 11/15/18 (Call 11/30/15)[a]	EUR	250	285,828
Geo Debt Finance SCA
7.50%, 08/01/18 (Call 11/30/15)[a]	EUR	200	209,331
INEOS Group Holdings SA
5.75%, 02/15/19 (Call 02/15/16)[a]	EUR	350	387,594
6.50%, 08/15/18 (Call 11/30/15)[a]	EUR	350	393,394
LSF9 Balta Issuer SA
7.75%, 09/15/22 (Call 09/15/18)[a]	EUR	150	173,651
Magnolia BC SA
9.00%, 08/01/20 (Call 08/01/16)[a]	EUR	200	239,157
Matterhorn Telecom Holding SA
4.88%, 05/01/23 (Call 05/01/18)[a]	EUR	200	189,448
Matterhorn Telecom SA
3.88%, 05/01/22 (Call 05/01/18)[a]	EUR	600	608,110

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)		Value
Picard Bondco SA
7.75%, 02/01/20 (Call 08/01/16)[a]	EUR	250	$294,942
SIG Combibloc Holdings SCA
7.75%, 02/15/23 (Call 02/15/18)[a]	EUR	450	523,190
Telenet Finance III Luxembourg SCA
6.63%, 02/15/21 (Call 02/15/16)[a]	EUR	200	230,473
Telenet Finance V Luxembourg SCA
6.25%, 08/15/22 (Call 08/15/17)[a]	EUR	250	298,256
6.75%, 08/15/24 (Call 08/15/18)[a]	EUR	200	242,471
Unilabs Subholding AB
8.50%, 07/15/18 (Call 11/09/15)[a]	EUR	250	288,038

			11,115,418

NETHERLANDS — 2.51%
Atradius Finance BV
5.25%, 09/23/44 (Call 09/23/24)[a,b]	EUR	150	144,372
Carlson Wagonlit BV
7.50%, 06/15/19 (Call 11/30/15)[a]	EUR	200	231,844
Constellium NV
4.63%, 05/15/21 (Call 05/15/17)[a]	EUR	150	133,386
Hema Bondco I BV
6.25%, 06/15/19 (Call 06/15/16)[a]	EUR	200	159,070
InterXion Holding NV
6.00%, 07/15/20 (Call 07/15/16)[a]	EUR	350	409,825
LGE HoldCo VI BV
7.13%, 05/15/24 (Call 05/15/19)[a]	EUR	400	479,418
Nyrstar Netherlands Holdings BV
8.50%, 09/15/19[a]	EUR	250	215,407
OI European Group BV
4.88%, 03/31/21[a]	EUR	200	237,500
6.75%, 09/15/20[a]	EUR	300	386,075

Security	Principal (000s)		Value
SNS BANK NV
6.25%, 10/26/20	EUR	50	$—
Stork Technical Services Holdings BV
11.00%, 08/15/17 (Call 11/30/15)[a]	EUR	200	214,302
UPC Holding BV
6.38%, 09/15/22 (Call 09/15/17)[a]	EUR	400	473,895
6.75%, 03/15/23 (Call 03/15/18)[a]	EUR	200	240,814
UPCB Finance IV Ltd.
4.00%, 01/15/27 (Call 01/15/21)[a]	EUR	400	414,244
Ziggo Bond Finance BV
4.63%, 01/15/25 (Call 01/15/20)[a]	EUR	300	311,511
Ziggo Secured Finance BV
3.75%, 01/15/25 (Call 01/15/20)[a]	EUR	600	614,738

			4,666,401

NORWAY — 0.47%
Lock AS
7.00%, 08/15/21 (Call 08/15/17)[a]	EUR	400	462,849
Lock Lower Holding AS
9.50%, 08/15/22 (Call 08/15/18)[a]	EUR	200	229,767
Norske Skog AS
11.75%, 12/15/19 (Call 02/15/17)[a]	EUR	200	185,581

			878,197
PORTUGAL — 1.25%
Banco Comercial Portugues SA
3.38%, 02/27/17[a]	EUR	300	328,512
EDP — Energias de Portugal SA
1.00%, 09/16/75 (Call 03/16/21)[a,b]	EUR	500	550,281
Novo Banco SA
2.63%, 05/08/17[a]	EUR	600	614,738
4.00%, 01/21/19[a]	EUR	400	405,937
4.75%, 01/15/18[a]	EUR	400	412,211

			2,311,679

42	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)		Value
SOUTH AFRICA — 0.14%
Sappi Papier Holding GmbH
3.38%, 04/01/22 (Call 04/01/18)[a]	EUR	250	$260,628

			260,628
SPAIN — 5.39%
Abengoa Finance SAU
6.00%, 03/31/21[a]	EUR	300	142,533
7.00%, 04/15/20[a]	EUR	200	100,523
8.88%, 02/05/18[a]	EUR	350	193,333
Abengoa Greenfield SA
5.50%, 10/01/19[a]	EUR	250	107,731
Aldesa Financial Services SA
7.25%, 04/01/21 (Call 04/01/17)[a]	EUR	150	142,500
Almirall SA
4.63%, 04/01/21 (Call 04/01/17)[a]	EUR	200	229,929
Banco de Sabadell SA
2.50%, 12/05/16[a]	EUR	300	338,122
6.25%, 04/26/20	EUR	300	367,849
Bankia SA
3.50%, 01/17/19[a]	EUR	700	816,789
4.00%, 05/22/24 (Call 05/22/19)[a,b]	EUR	600	662,790
4.38%, 02/14/17	EUR	300	345,814
Bankinter SA
6.38%, 09/11/19[a]	EUR	150	188,079
BPE Financiaciones SA
2.00%, 02/03/20[a]	EUR	600	660,555
2.50%, 02/01/17	EUR	300	337,505
CaixaBank SA
5.00%, 11/14/23 (Call 11/14/18)[a,b]	EUR	500	581,764
Campofrio Food Group SA
3.38%, 03/15/22 (Call 03/15/18)[a]	EUR	300	333,383
Cellnex Telecom SAU
3.13%, 07/27/22[a]	EUR	400	433,001
Cirsa Funding Luxembourg SA
5.88%, 05/15/23 (Call 05/15/18)[a]	EUR	300	313,168
8.75%, 05/15/18 (Call 11/30/15)[a]	EUR	212	239,369

Security	Principal (000s)		Value
Ence Energia y Celulosa SA
5.38%, 11/01/22[a]	EUR	150	$169,840
Gestamp Funding Luxembourg SA
5.88%, 05/31/20 (Call 05/31/16)[a]	EUR	350	402,093
Grupo Antolin Dutch BV
4.75%, 04/01/21 (Call 04/01/17)[a]	EUR	250	282,376
5.13%, 06/30/22 (Call 06/30/18)[a]	EUR	300	338,851
Grupo Isolux Corsan Finance BV
6.63%, 04/15/21 (Call 04/15/17)[a]	EUR	500	245,785
Ibercaja Banco SA
5.00%, 07/28/25 (Call 07/28/20)[a,b]	EUR	300	320,625
NH Hotel Group SA
6.88%, 11/15/19 (Call 11/15/17)[a]	EUR	150	181,025
Obrascon Huarte Lain SA
4.75%, 03/15/22 (Call 03/15/18)[a]	EUR	250	248,891
5.50%, 03/15/23 (Call 03/15/18)[a]	EUR	200	203,256
7.63%, 03/15/20 (Call 03/15/16)[a]	EUR	250	285,483
PortAventura Entertainment Barcelona BV
7.25%, 12/01/20 (Call 12/01/16)[a]	EUR	200	229,767
Repsol International Finance BV
4.50%, 03/25/75 (Call 03/25/25)[a,b]	EUR	600	568,342

			10,011,071

SWEDEN — 1.55%
Akelius Residential Property AB
3.38%, 09/23/20	EUR	200	223,139
Auris Luxembourg II SA
8.00%, 01/15/23 (Call 01/15/18)[a]	EUR	200	239,985
Ovako AB
6.50%, 06/01/19 (Call 06/01/16)[a]	EUR	250	245,923

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)		Value
Perstorp Holding AB
9.00%, 05/15/17 (Call 11/30/15)[a]	EUR	200	$225,385
SSAB AB
3.88%, 04/10/19[a]	EUR	250	274,994
Stena AB
6.13%, 02/01/17[a]	EUR	200	228,644
Verisure Holding AB
8.75%, 12/01/18 (Call 12/01/15)[a]	EUR	200	231,999
Volvo Treasury AB
4.20%, 06/10/75 (Call 06/10/20)[a,b]	EUR	600	659,476
4.85%, 03/10/78 (Call 03/10/23)[a,b]	EUR	500	542,660

			2,872,205

SWITZERLAND — 0.86%
Clariant Finance Luxembourg SA
5.63%, 01/24/17	EUR	300	350,722
Dufry Finance SCA
4.50%, 07/15/22 (Call 07/15/17)[a]	EUR	300	349,622
4.50%, 08/01/23 (Call 08/01/18)[a]	EUR	450	519,462
Gategroup Finance Luxembourg SA
6.75%, 03/01/19 (Call 11/23/15)[a]	EUR	143	165,776
Selecta Group BV
6.50%, 06/15/20 (Call 12/15/16)[a]	EUR	200	215,407

			1,600,989

UNITED KINGDOM — 18.54%
AA Bond Co. Ltd.
5.50%, 07/31/43 (Call 07/31/18)[a]	GBP	500	733,883
Algeco Scotsman Global Finance PLC
9.00%, 10/15/18 (Call 11/30/15)[a]	EUR	200	197,732
Alliance Automotive Finance PLC
6.25%, 12/01/21 (Call 11/19/17)[a]	EUR	200	228,110

Security	Principal (000s)		Value
Arqiva Broadcast Finance PLC
9.50%, 03/31/20 (Call 03/31/16)[a]	GBP	400	$673,358
Aston Martin Capital Ltd.
9.25%, 07/15/18 (Call 11/30/15)[a]	GBP	200	311,969
Boparan Finance PLC
4.38%, 07/15/21 (Call 07/15/17)[a]	EUR	250	249,237
5.25%, 07/15/19 (Call 07/15/16)[a]	GBP	150	219,498
5.50%, 07/15/21 (Call 07/15/17)[a]	GBP	200	279,536
Brakes Capital
7.13%, 12/15/18 (Call 12/15/15)[a]	GBP	300	480,694
Cabot Financial Luxembourg SA
10.38%, 10/01/19 (Call 11/30/15)[a]	GBP	150	249,903
CNH Industrial Finance Europe SA
2.75%, 03/18/19[a]	EUR	600	652,848
2.88%, 09/27/21[a]	EUR	450	479,694
6.25%, 03/09/18[a]	EUR	800	948,850
Co-Operative Bank PLC/United Kingdom
5.13%, 09/20/17	GBP	300	452,200
Cognita Financing PLC
7.75%, 08/15/21 (Call 08/15/17)[a]	GBP	150	234,039
Darty Financement SAS
5.88%, 03/01/21 (Call 03/01/17)[a]	EUR	200	233,838
EC Finance PLC
5.13%, 07/15/21 (Call 01/15/17)[a]	EUR	200	229,767
Eco-Bat Finance PLC
7.75%, 02/15/17 (Call 11/30/15)[a]	EUR	200	215,959
Elli Finance UK PLC
8.75%, 06/15/19 (Call 11/30/15)[a]	GBP	100	138,224
8.75%, 06/15/19 (Call 11/30/15)[c]	GBP	100	138,224

44	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)		Value
Equiniti Newco 2 PLC
7.13%, 12/15/18 (Call 11/30/15)[a]	GBP	200	$316,166
Fiat Chrysler Finance Europe
4.75%, 03/22/21[a]	EUR	650	764,587
4.75%, 07/15/22[a]	EUR	900	1,052,097
6.63%, 03/15/18[a]	EUR	800	966,021
6.75%, 10/14/19[a]	EUR	800	1,006,724
7.00%, 03/23/17[a]	EUR	500	588,226
7.38%, 07/09/18	EUR	300	371,162
Findus Bondco SA
9.13%, 07/01/18 (Call 11/03/15)[a]	EUR	200	230,872
Gala Electric Casinos PLC
11.50%, 06/01/19 (Call 11/30/15)[a]	GBP	200	327,413
Gala Group Finance PLC
8.88%, 09/01/18 (Call 11/30/15)[a]	GBP	180	291,891
Iceland Bondco PLC
6.25%, 07/15/21 (Call 07/15/17)[a]	GBP	250	350,386
Ineos Finance PLC
4.00%, 05/01/23 (Call 05/01/18)[a]	EUR	500	528,851
Infinis PLC
7.00%, 02/15/19 (Call 02/15/16)[c]	GBP	200	314,285
International Personal Finance PLC
5.75%, 04/07/21[a]	EUR	275	283,622
Interoute Finco PLC
7.38%, 10/15/20 (Call 10/15/17)[a]	EUR	250	291,352
Iron Mountain Europe PLC
6.13%, 09/15/22 (Call 09/15/17)[a]	GBP	300	464,015
Jaguar Land Rover Automotive PLC
3.88%, 03/01/23[a]	GBP	300	436,679
5.00%, 02/15/22[a]	GBP	200	318,918
Jerrold Finco PLC
9.75%, 09/15/18 (Call 09/15/16)[a]	GBP	150	252,509

Security	Principal (000s)		Value
Kerling PLC
10.63%, 02/01/17 (Call 11/30/15)[a]	EUR	450	$503,928
Keystone Financing PLC
9.50%, 10/15/19 (Call 10/15/16)[a]	GBP	200	326,640
Matalan Finance PLC
6.88%, 06/01/19 (Call 05/30/16)[a]	GBP	100	136,679
6.88%, 06/01/19 (Call 05/30/16)[c]	GBP	100	136,679
Merlin Entertainments PLC
2.75%, 03/15/22 (Call 12/15/21)[a]	EUR	300	321,453
Moy Park Bondco PLC
6.25%, 05/29/21 (Call 05/29/17)[a]	GBP	150	236,293
New Look Secured Issuer PLC
6.50%, 07/01/22 (Call 06/24/18)[a]	GBP	450	693,242
Odeon & UCI Finco PLC
9.00%, 08/01/18 (Call 11/09/15)[a]	GBP	200	321,621
Old Mutual PLC
7.88%, 11/03/25	GBP	100	158,826
Pizzaexpress Financing 2 PLC
6.63%, 08/01/21 (Call 08/01/17)[a]	GBP	350	562,837
Premier Foods Finance PLC
6.50%, 03/15/21 (Call 03/15/17)[c]	GBP	150	215,444
6.50%, 03/15/21 (Call 03/15/17)[a]	GBP	100	143,629
Priory Group No. 3 PLC
7.00%, 02/15/18 (Call 11/30/15)[c]	GBP	122	194,770
R&R Ice Cream PLC
5.50%, 05/15/20 (Call 05/15/16)[a]	GBP	250	395,752
Rexam PLC
6.75%, 06/29/67 (Call 06/29/17)[a,b]	EUR	450	498,335

SCHEDULE OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)		Value
Royal Bank of Scotland Group PLC
3.63%, 03/25/24 (Call 03/25/19)[a,b]	EUR	650	$738,917
Royal Bank of Scotland PLC (The)
4.35%, 01/23/17	EUR	500	571,969
6.93%, 04/09/18	EUR	1,250	1,549,021
Silk Bidco AS
7.50%, 02/01/22 (Call 02/01/18)[a]	EUR	300	349,622
Stonegate Pub Co. Financing PLC
5.75%, 04/15/19 (Call 04/15/16)[a]	GBP	100	155,984
Tesco Corporate Treasury Services PLC
1.38%, 07/01/19[a]	EUR	800	864,278
2.13%, 11/12/20 (Call 08/12/20)[a]	EUR	400	434,525
2.50%, 07/01/24[a]	EUR	500	502,892
Tesco PLC
3.38%, 11/02/18[a]	EUR	700	807,402
6.13%, 02/24/22	GBP	600	977,585
Thomas Cook Finance PLC
6.75%, 06/15/21 (Call 01/15/18)[a]	EUR	300	352,936
7.75%, 06/15/20 (Call 06/15/16)[a]	EUR	300	351,279
Thomas Cook Group PLC
7.75%, 06/22/17	GBP	150	244,424
Towergate Finance PLC
0.00%, 02/15/19	GBP	100	3,089
Travis Perkins PLC
4.38%, 09/15/21[a]	GBP	100	155,487
Virgin Media Finance PLC
4.50%, 01/15/25 (Call 01/15/20)[a]	EUR	350	372,129
6.38%, 10/15/24 (Call 10/15/19)[a]	GBP	200	310,715
7.00%, 04/15/23 (Call 04/15/18)[a]	GBP	100	161,776
Virgin Media Secured Finance PLC
4.88%, 01/15/27 (Call 01/15/21)[a]	GBP	300	441,312

Security	Principal (000s)		Value
5.13%, 01/15/25 (Call 01/15/20)[a]	GBP	200	$297,297
5.50%, 01/15/21	GBP	400	657,142
5.50%, 01/15/25 (Call 01/15/19)[a]	GBP	315	485,270
6.00%, 04/15/21 (Call 04/15/17)[a]	GBP	585	955,423
6.25%, 03/28/29 (Call 01/15/21)[a]	GBP	300	470,270
Viridian Group FundCo II Ltd.
7.50%, 03/01/20 (Call 09/01/17)[a]	EUR	350	382,761
Vougeot Bidco PLC
7.88%, 07/15/20 (Call 07/15/16)[a]	GBP	200	327,799
William Hill PLC
7.13%, 11/11/16	GBP	100	162,548

			34,433,319
UNITED STATES — 5.26%
Avis Budget Finance PLC
6.00%, 03/01/21 (Call 03/01/16)[a]	EUR	300	346,153
Axalta Coating Systems U.S. Holdings Inc./Axalta Coating Systems Dutch Holding BV
5.75%, 02/01/21 (Call 02/01/16)[a]	EUR	200	226,475
Belden Inc.
5.50%, 04/15/23 (Call 04/15/18)[a]	EUR	400	444,069
Brookfield Office Properties Inc.
4.00%, 04/16/18	CAD	100	77,483
4.30%, 01/17/17	CAD	100	77,388
Celanese U.S. Holdings LLC
3.25%, 10/15/19	EUR	200	229,491
Chemours Co. (The)
6.13%, 05/15/23 (Call 05/15/18)[a]	EUR	200	166,802
Chesapeake Energy Corp.
6.25%, 01/15/17	EUR	200	208,834
Crown European Holdings SA
3.38%, 05/15/25 (Call 11/15/24)[a]	EUR	350	368,263

46	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Security	Principal (000s)		Value
4.00%, 07/15/22 (Call 04/15/22)[a]	EUR	450	$520,704
Darling Global Finance BV
4.75%, 05/30/22 (Call 05/30/18)[a]	EUR	300	310,965
Goodyear Dunlop Tires Europe BV
6.75%, 04/15/19 (Call 11/30/15)[a]	EUR	200	228,687
Hertz Holdings Netherlands BV
4.38%, 01/15/19[a]	EUR	250	286,519
Huntsman International LLC
4.25%, 04/01/25 (Call 01/01/25)[a]	EUR	200	192,209
5.13%, 04/15/21	EUR	300	321,867
IMS Health Inc.
4.13%, 04/01/23 (Call 04/01/18)[a]	EUR	150	158,655
Infor U.S. Inc.
5.75%, 05/15/22 (Call 05/15/18)[a]	EUR	200	202,151
International Game Technology PLC
4.13%, 02/15/20 (Call 11/15/19)[a]	EUR	400	445,347
4.75%, 03/05/20[a]	EUR	300	334,109
4.75%, 02/15/23 (Call 08/15/22)[a]	EUR	550	587,052
6.63%, 02/02/18[a]	EUR	400	483,261
Iron Mountain Canada Operations ULC
6.13%, 08/15/21 (Call 08/15/17)	CAD	150	118,088
Jarden Corp.
3.75%, 10/01/21[a]	EUR	200	225,901
Kloeckner Pentaplast of America Inc.
7.13%, 11/01/20 (Call 05/01/17)[a]	EUR	250	286,519
MPT Operating Partnership LP/MPT Finance Corp.
4.00%, 08/19/22 (Call 05/19/22)	EUR	400	447,074

Security	Principal or Shares (000s)		Value
PSPC Escrow Corp.
6.00%, 02/01/23 (Call 02/01/18)[a]	EUR	200	$183,372
Sealed Air Corp.
4.50%, 09/15/23 (Call 06/15/23)[a]	EUR	300	347,136
TA MFG. Ltd.
3.63%, 04/15/23 (Call 04/15/18)[a]	EUR	200	209,884
Trinseo Materials Operating SCA/Trinseo Materials Finance Inc.
6.38%, 05/01/22 (Call 01/05/18)[a]	EUR	200	219,825
Valeant Pharmaceuticals International Inc.
4.50%, 05/15/23 (Call 05/15/18)[a]	EUR	1,000	894,767
VWR Funding Inc.
4.63%, 04/15/22 (Call 04/15/18)[a]	EUR	300	320,625
XPO Logistics Inc.
5.75%, 06/15/21 (Call 12/15/17)[a]	EUR	300	301,603

			9,771,278

TOTAL CORPORATE BONDS & NOTES
(Cost: $205,750,109)			181,442,061

SHORT-TERM INVESTMENTS — 0.00%

MONEY MARKET FUNDS — 0.00%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.02%[f,g]		8	8,272

			8,272

TOTAL SHORT-TERM INVESTMENTS (Cost: $8,272)			8,272

SCHEDULE OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

Value
TOTAL INVESTMENTS IN SECURITIES — 97.68%
(Cost: $205,758,381)	$181,450,333
Other Assets, Less Liabilities — 2.32%	4,305,410

NET ASSETS — 100.00%	$185,755,743

CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound

[a]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[b]	Variable rate security. Rate shown is as of report date.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Issuer is in default of interest payments.
[e]	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
[f]	Affiliated issuer. See Note 2.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.

See notes to financial statements.

48	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

October 31, 2015

ASSETS
Investments, at cost:
Unaffiliated	$205,750,109
Affiliated (Note 2)	8,272

Total cost of investments	$205,758,381

Investments in securities, at fair value (Note 1):
Unaffiliated	$181,442,061
Affiliated (Note 2)	8,272

Total fair value of investments	181,450,333
Foreign currency, at value[a]	2,403,322
Receivables:
Investment securities sold	246,235
Interest	3,509,106
Capital shares sold	305,659
Tax reclaims	22,740

Total Assets	187,937,395

LIABILITIES
Payables:
Investment securities purchased	2,111,792
Investment advisory fees (Note 2)	69,860

Total Liabilities	2,181,652

NET ASSETS	$185,755,743

Net assets consist of:
Paid-in capital	$211,756,266
Undistributed net investment income	10
Accumulated net realized loss	(1,642,512)
Net unrealized depreciation	(24,358,021)

NET ASSETS	$185,755,743

Shares outstanding[b]	4,000,000

Net asset value per share	$46.44

[a]	Cost of foreign currency: $2,417,764.
[b]	$0.001 par value, number of shares authorized: 500 million.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statement of Operations

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

Year ended October 31, 2015

NET INVESTMENT INCOME
Interest — unaffiliated	$9,405,736
Interest — affiliated (Note 2)	17

Total investment income	9,405,753

EXPENSES
Investment advisory fees (Note 2)	1,216,280

Total expenses	1,216,280
Less investment advisory fees waived (Note 2)	(331,713)

Net expenses	884,567

Net investment income	8,521,186

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(9,375,728)
In-kind redemptions — unaffiliated	(3,767,914)
Foreign currency transactions	(832,035)

Net realized loss	(13,975,677)

Net change in unrealized appreciation/depreciation on:
Investments	(13,807,272)
Translation of assets and liabilities in foreign currencies	122,218

Net change in unrealized appreciation/depreciation	(13,685,054)

Net realized and unrealized loss	(27,660,731)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,139,545)

See notes to financial statements.

50	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

	Year ended October 31, 2015	Year ended October 31, 2014

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$8,521,186	$5,595,737
Net realized gain (loss)	(13,975,677)	153,527
Net change in unrealized appreciation/depreciation	(13,685,054)	(13,719,685)

Net decrease in net assets resulting from operations	(19,139,545)	(7,970,421)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(228,686)	(5,709,258)
From net realized gain	(91,363)	—
Return of capital	(7,481,077)	—

Total distributions to shareholders	(7,801,126)	(5,709,258)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	155,929,021	161,257,088
Cost of shares redeemed	(86,059,601)	(55,903,420)

Net increase in net assets from capital share transactions	69,869,420	105,353,668

INCREASE IN NET ASSETS	42,928,749	91,673,989

NET ASSETS
Beginning of year	142,826,994	51,153,005

End of year	$185,755,743	$142,826,994

Undistributed net investment income included in net assets at end of year	$10	$228,686

SHARES ISSUED AND REDEEMED
Shares sold	3,100,000	2,800,000
Shares redeemed	(1,800,000)	(1,000,000)

Net increase in shares outstanding	1,300,000	1,800,000

See notes to financial statements.

FINANCIAL STATEMENTS	51

Financial Highlights

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

(For a share outstanding throughout each period)

	Year ended Oct. 31, 2015	Year ended Oct. 31, 2014	Year ended Oct. 31, 2013	Period from Apr. 3, 2012[a] to Oct. 31, 2012
Net asset value, beginning of period	$52.90	$56.84	$52.01	$50.14

Income from investment operations:
Net investment income[b]	1.84	2.43	3.15	1.94
Net realized and unrealized gain (loss)[c]	(6.57)	(3.55)	4.51	1.18

Total from investment operations	(4.73)	(1.12)	7.66	3.12

Less distributions from:
Net investment income	(0.05)	(2.82)	(2.83)	(1.25)
Net realized gain	(0.02)	—	—	—
Return of capital	(1.66)	—	—	—

Total distributions	(1.73)	(2.82)	(2.83)	(1.25)

Net asset value, end of period	$46.44	$52.90	$56.84	$52.01

Total return	(9.02)%	(2.20)%	15.20%	6.49%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$185,756	$142,827	$51,153	$26,004
Ratio of expenses to average net assets[e]	0.40%	0.40%	0.40%	0.40%
Ratio of expenses to average net assets prior to waived fees[e]	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets[e]	3.85%	4.25%	5.85%	6.92%
Portfolio turnover rate[f]	28%	25%	33%	18%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

52	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
International High Yield Bond[a]	Non-diversified

[a]	Formerly the iShares Global ex USD High Yield Corporate Bond ETF.

The investment objective of the Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve the Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Fund’s officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

The Fund’s investments are valued at fair value the day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Fund. The investments of the Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•

Fixed income investments are valued at the last available bid price received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures.

•	Open-end U.S. mutual funds are valued at that day’s published net asset value (“NAV”).

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued based upon other available factors deemed relevant by the Global Valuation Committee, in accordance with policies approved by the Board. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial reporting purposes. The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and is not necessarily an indication of the risk associated with investing in the instrument. The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

54	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

The following table summarizes the value of each of the Fund’s investments according to the fair value hierarchy as of October 31, 2015. The breakdown of the Fund’s investments into major categories is disclosed in its schedule of investments.

	Level 1	Level 2	Level 3		Total
Investments:
Assets:
Corporate Bonds & Notes	$—	$181,442,061	$0	[a]	$181,442,061
Money Market Funds	8,272	—	—		8,272

Total	$8,272	$181,442,061	$0	[a]	$181,450,333

[a]	Rounds to less than $1.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on the accrual basis.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Fund are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Fund as a component of realized and unrealized gains and losses from investments for financial reporting purposes.

FOREIGN TAXES

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes,” and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2015, if any, are disclosed in the Fund’s statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees, litigation expenses and any extraordinary expenses.

BFA has entered into a sub-advisory agreement with BlackRock International Limited, (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the Fund.

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.55% based on the average daily net assets of the Fund. The total of the investment advisory fee and any other fund expenses is a fund’s total annual operating expense. BFA has contractually agreed to waive a portion of its investment advisory fees for the Fund through February 28, 2017 in order to limit net total expense ratio after fee waiver to 0.40% of average daily net assets.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Cross trades for the year ended October 31, 2015, if any, were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Interest — affiliated” in the statement of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Fund for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BlackRock Institutional Trust Company, N.A. and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended October 31, 2015, were $185,519,653 and $59,755,225, respectively.

In-kind purchases and sales (see Note 4) for the year ended October 31, 2015, were $26,970,958 and $81,119,277, respectively.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee

56	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, the Fund’s investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks the Fund is exposed to include market risk and credit risk. The Fund’s prospectus provides details of these and other types of risk.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss the Fund may suffer through holding market positions in the face of market movements. The Fund is exposed to market risk by virtue of its investment in fixed income instruments. The fair value of securities held by the Fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of the Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

The Fund invests a substantial amount of its assets in securities of non-U.S. issuers that trade in non-U.S. markets. This involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations and exchange controls; imposition of restrictions on the expatriation of funds or other assets of the Fund; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; greater social, economic and political uncertainties; the risk of nationalization or expropriation of assets; and the risk of war. These risks are heightened for investments in issuers from countries with less developed markets.

The Fund invests a substantial amount of its assets in fixed-income securities. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. Given the environment of historically low interest rates, the Fund may be subject to a greater risk of price losses if interest rates rise.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

The Fund invests a substantial portion of its assets in high yield securities that are rated below investment-grade (including those bonds rated lower than “BBB-” by Standard & Poor’s Ratings Services and Fitch or “Baa3” by Moody’s), or are unrated which may be more volatile than higher-rated securities of similar maturity. High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities. In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) companies, which are generally less able than more financially stable companies to make scheduled payments of interest and principal.

6.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of October 31, 2015, attributable to net investment loss, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
$(3,938,218)	$(8,521,176)	$12,459,394

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 was as follows:

	2015	2014
Ordinary income	$228,686	$5,709,258
Long-term capital gain	91,363	—
Return of capital	7,481,077	—

	$7,801,126	$5,709,258

58	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® INTERNATIONAL HIGH YIELD BOND ETF

As of October 31, 2015, the tax components of accumulated net earnings (losses) were as follows:

Capital Loss Carryforwards	Net Unrealized Gains (Losses)[a]	Total
$(1,529,732)	$(24,470,791)	$(26,000,523)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2015, the Fund had non-expiring capital loss carryforwards in the amount of $1,529,732 available to offset future realized capital gains.

As of October 31, 2015, the cost of investments for federal income tax purposes was $205,871,161. Net unrealized depreciation was $24,420,828, of which $433,352 represented gross unrealized appreciation on securities and $24,854,180 represented gross unrealized depreciation on securities.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	59

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

iShares, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares International High Yield Bond ETF (the “Fund”) at October 31, 2015, the results of its operations, the changes in its net assets and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

December 22, 2015

60	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	61

Notes:

62	2015 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-iShares (1-800-474-2737)

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Markit Indices Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Fund’s website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on a daily basis on the Fund’s website.

©2015 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1016-1015

Item 2. Code of Ethics.

iShares Trust (the “Registrant”) adopted a new code of ethics on July 1, 2015 that applies to persons appointed by the Registrant’s Board of Trustees as the President and/or Chief Financial Officer, and any persons performing similar functions. For the fiscal year ended October 31, 2015, there were no amendments to any provision of the former and new codes of ethics, nor were there any waivers granted from any provision of the former and new codes of ethics. A copy of the new code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the Registrant’s audit committee are Charles A. Hurty, John E. Kerrigan, Robert H. Silver and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the forty-two series of the Registrant for which the fiscal year-end is October 31, 2015 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $426,550 for the fiscal year ended October 31, 2014 and $533,020 for the fiscal year ended October 31, 2015.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2014 and October 31, 2015 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Funds’ tax returns and excise tax calculations, were $121,341 for the fiscal year ended October 31, 2014 and $154,434 for the fiscal year ended October 31, 2015.

(d)	All Other Fees – There were no other fees billed for the fiscal years ended October 31, 2014 and October 31, 2015 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The Registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the Registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the Registrant or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2) There were no services described in (b) through (d) above (including services required by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended October 31, 2015 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Funds, and rendered to the Registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the Registrant for the last two fiscal years were $3,462,153 for the fiscal year ended October 31, 2014 and $3,669,715 for the fiscal year ended October 31, 2015.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any Adviser Affiliate that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, are compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services do not compromise the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Jane D. Carlin, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver, John E. Martinez and Madhav V. Rajan.

Item 6. Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The President (the Registrant’s Principal Executive Officer) and Chief Financial Officer (the Registrant’s Principal Financial Officer) have concluded that, based on their evaluation as of a date within 90 days of the filing date of this report, the disclosure controls and procedures of the Registrant (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are reasonably designed to achieve the purposes described in Section 4(a) of the attached certification.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Code of Ethics for Senior Officers that is the subject of Item 2 is attached.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable to the Registrant.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By: /s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)

Date: December 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Manish Mehta
Manish Mehta, President (Principal Executive Officer)

Date: December 29, 2015

By: /s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: December 29, 2015